                                                                   Exhibit 10.11

                        FIREARMS TRAINING SYSTEMS, INC.


                                  PROGRAM PLAN

                                      FOR

                               ISMT/IST CONTRACT

                                    for the

                    UNITED STATE MARINE CORPS, ACTIVE FORCES

                                      AND

                   AND THE UNITED STATES ARMY NATIONAL GUARD

                          CONTRACT # M67854-94-C-2014

                                 4 AUGUST 1994



CONTRACTING ACTIVITY:  MARINE CORPS SYSTEMS COMMAND
                                 QUANTICO, VA


ADMINISTRATIVE CONTRACTING OFFICER: MS LISA WERBICKAS



JEFF MARLIN                                                          BILL JORDAN
PROGRAM MANAGER                                               DEPUTY PROGRAM
MANAGEMENT

               Section B, which lists contract line item numbers
                with prices per item, is omitted as immaterial.

                                                                M67854-94-C-2014

SECTION C - DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK
--------------------------------------------------------

C-1 Items 0001 through 0016, 0021, 0023 and 0024 and if and to the extent option items are exercised, Option Items 0100 through 0112, 0117 through 0125, 0128, and 0142, 0200 through 0212, 0217 through 0225, 0228, and 0242, 0300 through 0312, 0317 through 0325, 0328, and 0342, 0400 through 0412, 0417 through
0426, 0428, 0430 and 0442, shall be performed in accordance with the Statement of Work (Attachment (1), and Purchase Description (Attachment (2) ) referenced in Section J. Item 0046 shall be preformed in accordance with the statement of Work reference in Section J of the contract. (poooo1)

C-2  COMPLIANCE WITH SPECIFICATIONS

The effort required hereunder shall be in accordance with the specifications set forth herein and the offeror's technical proposal FIREARMS TRAINING SYSTEMS'
                                                  --------------------------
proposal dated 9 May 1994 to include responses to discussion questions and
--------------------------------------------------------------------------
information submitted in its Best and Final Offer dated 22 July 1994 which is
--------------------------------------------------------------------
incorporated herein by reference and made part hereof. In the event of any discrepancy between the Government's specifications and the contractor's proposal, the Government's specifications shall control unless otherwise noted herein.

C-3  Exercise of Options.  Option Items shall be exercised in accordance with
     -------------------
FAR 52.217-7 OPTION FOR INCREASED QUANTITY -SEPARATELY PRICED LINE ITEM (MAR
1989), and the Procuring Contracting Office (PCO) shall exercise on or before the date provided below:

Option Items         PCO shall exercise on or before:
------------         --------------------------------

0100 through 0142    30 September 1995
0200 through 0242    30 September 1996
0300 through 0342    30 September 1997
0400 through 0442    30 September 1998

C-4 Items 0017, 0018, 0019, 0020, and if and to the extent option items are exercised, Option Items 0127, 0227, 0327, and 0427 will be ordered in contract modifications issued in accordance with Section H Special Contract Requirement entitled "Ordering-Provisional Items".

C-5 Contractor shall provide a warranty in accordance with FAR clause 52-246-18 Alt. 1, Apr 1984.

C-6 Items 0001 and if and to the extent options are exercised, Option items 0100, 0200, 0300 and 0400 shall include over-packed of two (2) Government On-the-Job Training Handbooks, (Ref. CDRL Exhibit C, Sequence Number C002), one (1) copy of Off-the-Shelf Manuals (Ref. CDRL Exhibit K, Sequence Number K001).

                                                                M67854-94-c-2014

C-7 OPTION CLINs 0129, 0229, 0329, and 0429, Deployment Cases, shall be in accordance with paragraph 3.9.1 of the Statement of Work and paragraph 3.2.6.2 of the Purchase Description. Any ISMT shall fit in a deployment case.

C-8 Items 0025 through 0046 and if and to the extent options are exercised, Option Items 0131 through 0141, 0231 through 0241, 0331 through 0341 through 0441 shall be in accordance with Contract Date Requirement Lists (CDRL), DD Form 1423, Exhibits A (Items 0025, 0026 and Option Items 0131, 0132, 0231, 0232,
0331, 0332, 0431, 0432), Exhibit B (Items 0027 through 0031, and Option Items 0133 through 0136, 0233 through 0236, 0333 through 0336, and 0433 through 0436),
Exhibit C (Items 0032 through 0036, and Option Items 0137 through 0139, 0237 through 0239, 0337 through 0339, and 0437 through 0439), Exhibit D (Item 0037), Exhibit E (Item 0038, and Option Items 0140, 0240, 0340, 0440), Exhibit F (Items 0039 and 0040), Exhibit G (Item 0041), Exhibit H (Item 0042), Exhibit J (Item
0043), Exhibit K (Item 0044), Exhibit L (Item 0045), Exhibit M (Item 0046), and Exhibit N (Option Items 0141, 0241, 0341, 0441).

3. Section C-9 is hereby added as follows:

C-9 a. SLINs 0047AB through 0047AR, and Option SLINs 0143AA-0143AR, 0243AA - 0243AR, 0343AA - 0343AR, and 0443AA - 0443AR, if and to the extent exercised, are for two (2) Installer/Trainers to provide an additional 8 man-hours each of On-Site Training on a third consecutive day following the two days of training provided under corresponding SLIN, i.e., SLINs 0023AB through 0023AR, and SLINs 0221AA-0221AR, 0321AA-0321AR, and 0421AA-0421AR respectively. Option SLINs 0143AA - 0143AR, 0243AA - 0243AR, 0343AA - 0343AR, and 0443AA - 0443AR shall not be exercised without concurrent or previous exercise of the corresponding SLIN.

          b.  The 2 day On-Site Training shall be in accordance with the
              --------------------------
Statement of Work and Purchase Description and shall include, but is not limited to, the following tasks

                1) Site survey: review training location for system; discuss training location requirements for ashore and afloat.

                2) Initial setup: proper setup procedures and initial test of system and all weapons.

                3) Projector calibration: discuss procedure for projector calibration. (Minimum 2 hours.)

                4) Built-in-Test (BIT): discuss BIT; automated and manual trouble-shooting.

                                                                M67854-94-C-2014
                                                             Modification P00011

                5) Weapons training: provide review of unique aspects of simulation weapons; weapons handling and authorized maintenance.

                6) System and Weapon alignment: review procedures and rationale for system and weapon alignment.

                7) Laser disc review: review all laser discs; discuss discs and other training material to be delivered; discuss night vision device training.

                8) Removal/replacement of Line Replaceable Units (LRU): review proper procedure for removal and replacement of all LRUs.

                9) Authoring: discuss existing scenarios, backgrounds and targets and the authoring process, discuss the Scenario Development Toolset. (Minimum 2 hours.)

                10) Shut down procedures and preventive maintenance cleaning.

                11) Performance evaluation and review.

     c.   Third day of On-Site Training  CLIN 0047 and Option CLINs 0143, 0243,
          -----------------------------
0343, and 0443, if and to the extent exercised, shall include, but are not limited to, performance of the following tasks in addition to the requirements above:

                1) Unpack System: Discuss packing, transport, and deployability issues; conduct joint inventory.

                2) Projector calibration: discuss procedure for projector calibration in greater detail than as discussed in two-day class. Minimum 3 hours total. (One extra hour than 2 day training.)

                3) Documentation review: review OJT Manual, operators, and weapons operations manuals.

                4) Graphics program review: review courses of fire for all weapons, forward observer, and USMC Individual Training Standards (ITS); review manu structure and application to USMC training programs.

                5) Authoring: discuss existing scenarios, backgrounds and targets and the authoring process, discuss the Scenario Development Toolset. Minimum 3 hours total. (One extra hour than 2 day training.)

                6) Review IST configuration and operation.

                7) Depot: discuss Depot operation and on-site responsibilities.

                8) Performance evaluation and review.

                                                                M67854-94-C-2014

SECTION D - PACKAGING AND HANDLING
----------------------------------

D-1 ITEMS 001 through 0046 and if and to the extent option items are exercised,
-------------------------------------------------------------------------------
Option Items 0100 through 0142, 0200 through 0242, 0300 through 0342 and 0400
-----------------------------------------------------------------------------
through 0442:  All items shall be prepared for shipment or storage in accordant
------------
with the highest grade commercial practices of ASTM D3951-90. Marking shall be in accordance with MIL-STD-129L.

D-2  Marking of Contractor Reports - All reports shall prominently show on the
----------------------------------
cover of the report:


     ------------------------------
     Name of Contractor


     ------------------------------
     Business address


     --------------------
     Contact Number


     Sponsor:
               ----------------------------------------
               Name of Project Manager

               Marine Corps Systems Command (Code SST)

ALL SHIPMENTS SHALL BE MARKED IN ACCORDANCE WITH THE CURRENT EDITION OF MIL-STD-129L.

The barcoding requirement contained in MIL-STD-129 is hereby deleted.

                                                                M67854-94-C-2014

SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

E-1  THIS SOLICITATION INCORPORATES THE FOLLOWING SOLICITATION PROVISIONS BY
---
REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF THEY WERE GIVEN IN FULL TEXT. UPON REQUEST, THE CONTRACTING OFFICE WILL MAKE THEIR FULL TEXT AVAILABLE.

52.246-2       INSPECTION OF SUPPLIES - FIXED PRICE       1985 JULY
52.246-16      RESPONSIBILITIES FOR SUPPLIES      1984 APRIL

E-2  Items 001 through 0046 and if and to the extent option items are exercised,
---
Option Items 0100 through 0142, 0200 through 0242, 0300 through 0342, and 0400 through 0442: Inspection and acceptance of the supplies to be furnished hereunder shall be made at origin by the project officer or his duly authorized representative. DCMAO Atlanta is a duly authorized representative of the project officer.

E-3 Project Officer
-------------------

The project officer under this contract is Capt. Paul Fontanez SST, Marine Corps Systems Command, Quantico, Virginia 22134-5000, (703) 784-3310, ext. 249 per p00023.

Inspection and acceptance of contract deliverables are the responsibility of the Project Officer or his duly authorized representative except as otherwise specified in the contract under inspection and acceptance clauses or DD FORM 1423, when applicable. Moreover, the Project Officer serves in a supporting role to the Contracting Officer, providing advice and expertise on technical issues. However, only the Contracting Officer has the authority to authorize deviations from the terms and conditions of this order, including deviations from the specifications requirements. In the event the Contractor does deviate, without the written approval of the Contracting Officer, such deviations shall be at the risk of, and any costs shall be borne by, the Contractor.

E-4  Material Inspection and Acceptance
---------------------------------------

     At the time of delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a Material Inspection and Receiving Report in the manner and to the extent required by DAR Appendix I, "Material Inspection and Receiving Report."

          Use of DD Form 250 (MIRR) shall be used for delivery and/or acceptance of contract line, subline, exhibit line or exhibit subline items excluding those which may be on DD Form 1423 that indicate no DD Form 250 is required.

                                                                M67854-94-C-2014


SECTION F - DELIVERIES AND PERFORMANCE
--------------------------------------

F-1  THIS SOLICITATION INCORPORATES THE FOLLOWING SOLICITATION PROVISIONS BY
---
REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF THEY WERE GIVEN IN FULL TEXT. UPON REQUEST, THE CONTRACTING OFFICER WILL MAKE THEIR FULL TEXT AVAILABLE.

FAR REF    CLAUSE TITLE                CLAUSE DATE
-------    ------------                -----------

52.212-9   VARIATION IN QUANTITY -     1984 APR
           para (b) 0 Percent increase, 0 Percent decrease. This increase or decrease shall apply to the total quantity of each item without regard to destination .

52.212-13  STOP WORK ORDER             1989 AUG
52.212-15  GOVERNMENT DELAY OF WORK    1984 APR
52.247-29  F.O.B. ORIGIN               1988 JUN

F-2  Delivery Locations
-----------------------

Equipment under this contract shall be delivered, F.O.B. ORIGIN. The destination will be provided by the Project Officer prior to or at the time of shipment.

F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984)
--------------------------------------------

(a) The Government requires delivery to be made according to the following schedule:


                           REQUIRED DELIVERY SCHEDULE
                           --------------------------

ITEM NO.    QTY                UNITS PER MONTH

0001         52  6 units per month commencing 16 MAR 95
                 P00002 P00003 until 52 units are delivered.

0002        208  24 units per month commencing 16 MAR 95
                 until 208 units are delivered.

0003        118  14 units per month commencing 16 MAR 95
                 until 118 units are delivered.

0004         56  6 units per month commencing 16 MAR 95
                 until 56 units are delivered.
0005         44  6 units per month commencing 16 MAR 95
                 until 44 units are delivered.

                                                                M67854-94-C-2014

          a. In Modification P00006, CLIN 0016 is revised to read "0016AA" for USMC Deliveries #1 through #5, and revised to read "0016AA" for quantity 4 of USMC Delivery #6 and "0016AB" for quantity 2 of USMC Delivery #6.

          b. Delivery of SLINs under CLINs 0023 and 0047 is hereby added to Section F-3 as follows:

                                                          Required Delivery
CLIN                Description           QTY                   Date
----------------  ----------------  ---------------  ----------------------------
0023              On-Site Training  1                completed
----              ----------------
0023AA            Parris Island

0023 in           3 Days
conjunction       On-Site Training
                  ----------------
with 0047
---------

0023AE, 0047AE    Camp Lejeune, NC  1                2-4 MAY 1995

0023AF, 0047AF    Camp Butler,      1                20-22 JUN 1995
                  Japan

0023AD, 0047AD    Camp Pendleton,   1                11-13 JUL 1995
                  CA

0023AG, 0047AG    29 Palms, CA      1                1-3 AUG 1995
0023AB, 0047AH    San Diego, CA     1                6-8 SEP 1995


ITEM NO.          QTY               UNITS PER MONTH
0015              52                6 units per month commencing 23 JAN 95 until
                                    52 units are delivered.

0016-             TBD               TBD
0020

0021              52                6 units per month commencing 23 JAN 95 until
                                    52 units are delivered

0022-             0024              Unless otherwise directed in writing by CO,
0024                                1 LOT of CLIN 0024, Initial Consummables,
                                    shall be shipped to the same destination and
                                    concurrently with 1EA of CLIN 0001.


          Items 0025 through 0046 - The data called for hereunder shall be
          -----------------------
delivered in accordance with Exhibit A (Items 0025 and 0026), Exhibit B (Items 0027 through 0031), Exhibit C (Items 0032 through 0036),

Exhibit D (Item 0037), Exhibit E (Item 0038), Exhibit F (Items 0039 and 0040), Exhibit G (Item 0041), Exhibit H (Item 0042), Exhibit J (Item 0043), Exhibit K (Item 0044), Exhibit L (Item 0045), and Exhibit M (Item 0046). Item 0046 for the Depot Maintenance Manual shall be due in accordance with Exhibit M, Seq. No. M001. The contract maintenance data of Item 0046 shall follow the same schedule as the manuals with the exception of the draft which is due by 30 DEC 94. (P00001)

                                                                M67854-94-C-2014

                           REQUIRED DELIVERY SCHEDULE
                           --------------------------


OPTION         QTY               UNITS PER MONTH
ITEM NO.

0100          TBD    6 units per month commencing after
                     completion of CLIN 0001.

0101          TBD    6 units per month commencing after
                     completion of CLIN 0015.

0102          TBD    24 units per month commencing after
                     completion of CLIN 0002.

0103          TBD    14 units per month commencing after
                     completion of CLIN 0003.

0104, 0105,   TBD    6 units per month commencing after the
0106, 0107,          last delivery of same item in previous
0108, 0109,          year.
0110, 0111,
0112, 0113,
0114, 0115,
0116, 0117,
0118, 0119,
0120

0121, 0122,   TBD    TBD
0123 and
0124

0125          TBD    3 units per quarter commencing after
                     completion of CLIN 0001.

0126-0127     TBD    TBD

0128-0129     TBD    6 units per month commencing after
                     completion of CLIN 0001.
0130          TBD    TBD

          Items 0131 through 0141 - The data called for hereunder shall be
          -----------------------
delivered in accordance with Exhibit A (Option Items 0131 and 0132), Exhibit B (Items 0133 through 0136), Exhibit C (Items 0137 through 0139), Exhibit E (Item
0140), and Exhibit N (Item 0141).

                                                                M67854-94-C-2014

                           REQUIRED DELIVERY SCHEDULE
                           --------------------------


OPTION         QTY               UNITS PER MONTH
ITEM NO.

        0200  TBD    6 units per month commencing after
                     completion of CLIN 0100.

        0201  TBD    6 units per month commencing after
                     completion of CLIN 0101.

        0202  TBD    24 units per month commencing after
                     completion of CLIN 0102.

        0203  TBD    14 units per month commencing after
                     completion of CLIN 0103.

 0204, 0205,  TBD    6 units per month commencing after last
 0206, 0207,         delivery of same item in previous year.
 0208, 0209,
 0210, 0211,
 0212, 0213,
 0214, 0215,
 0216, 0217,
 0218, 0219,
       0220

 0221, 0222,  TBD    TBD
 0223 and
 0224

        0225  TBD    3 units per quarter commencing after
                     completion of CLIN 0125.

   0226-0227  TBD    TBD

   0228-0229  TBD    6 units per month commencing after
                     completion of CLIN 0100.
        0230  TBD    TBD

          Items 0231 through 0241 - The data called for hereunder shall be
          -----------------------
delivered in accordance with Exhibit A (Option Items 0231 and 0232), Exhibit B (Items 0233 through 0236), Exhibit C (Items 0237 through 0239), Exhibit E (Item
0240), and Exhibit N (Item 0241).

                                                                M67854-94-C-2014

                           REQUIRED DELIVERY SCHEDULE
                           --------------------------


OPTION         QTY               UNITS PER MONTH
ITEM NO.

        0300  TBD    6 units per month commencing after
                     completion of CLIN 0200.

        0301  TBD    6 units per month commencing after
                     completion of CLIN 0201.

        0302  TBD    24 units per month commencing after
                     completion of CLIN 0202.

        0303  TBD    14 units per month commencing after
                     completion of CLIN 0203.

 0304, 0305,  TBD    6 units per month commencing after last
 0306, 0307,         delivery of same item in previous year.
 0308, 0309,
 0310, 0311,
 0312, 0313,
 0314, 0315,
 0316, 0317,
 0318, 0319,
 0320

 0321, 0322,  TBD    TBD
 0323 and
 0324

        0325  TBD    3 units per quarter commencing after
                     completion of CLIN 0225.

   0326-0327  TBD    TBD

   0328-0329  TBD    6 units per month commencing after
                     completion of CLIN 0200.
        0330  TBD    TBD

          Items 0331 through 0341 - The data called for hereunder shall be
          -----------------------
delivered in accordance with Exhibit A (Option Items 0331 and 0332), Exhibit B (Items 0333 through 0336), Exhibit C (Items 0337 through 0339), Exhibit E (Item
0340), and Exhibit N (Item 0341).

                                                                M67854-94-C-2014

                           REQUIRED DELIVERY SCHEDULE
                           --------------------------


OPTION         QTY               UNITS PER MONTH
ITEM NO.

        0400  TBD    6 units per month commencing after
                     completion of CLIN 0300.

        0401  TBD    6 units per month commencing after
                     completion of CLIN 0301.

        0403  TBD    24 units per month commencing after
                     completion of CLIN 0302.

        0403  TBD    14 units per month commencing after
                     completion of CLIN 0303.

 0404, 0405,  TBD    6 units per month commencing after last
 0406, 0407,         delivery of same item in previous year.
 0408, 0409,
 0410, 0411,
 0412, 0413,
 0414, 0415,
 0416, 0417,
 0418, 0419,
       0420

0421, 0422,   TBD    TBD
0423 and
0424

        0425  TBD    3 units per quarter commencing after
                     completion of CLIN 0325.

   0426-0427  TBD    TBD

   0428-0429  TBD    6 units per month commencing after
                     completion of CLIN 0300.
        0430  TBD    TBD

          Items 0431 through 0441 - The data called for hereunder shall be
          -----------------------
delivered in accordance with Exhibit A (Option Items 0431 and 0432), Exhibit B (Items 0433 through 0436), Exhibit C (Items 0437 through 0439), Exhibit E (Item
0440), and Exhibit N (Item 0441).

                                                                M67854-94-C-2014

1. Option CLIN 0400 through 0427 shall be delivered at a rate of no less than the rate established for CLINs 0100-0300. However, a delivery schedule shall be established which requires delivery of all contract items to be completed no later than 30 September 2001.

          A delivery schedule shall be established when option CLIN 0400 is exercised. The contractor may deliver early only if it receives written
                                             ----
authorization from the PCO.  The contractor may ship in place only if it
                                                              ----
receives written authorization from the PCO and provided that it will be at no cost to the Government. P00002

2. First quarter commences on 1 October of each year and runs for three (3) months. There are four (4) quarters in each year.

3. Places of Performance for CLINs 0023, 0121, 0221, 0321 and 0421 are as follows:

ADDRESS

Traffic Management Office
Eastern Regional Recruiting
Parris Island, S.C. 29905-5000
M/F OIC TAVSC

Traffic Management Office
Western Regional Recruiting
San Diego, Ca 92140-5000
M/F TAVSC

Traffic Management Office
MCCDC
MCB, Quantico, Va 22134-5000
M/F OIC TAVSC

Traffic Management Office
Marine Corps Base
Camp Pendleton, Ca 92055
M/F OIC TAVSC

Traffic Management Office
Marine Corps Base
Camp Lejeune, NC 28542
M/F OIC TAVSC

                                                                M67854-94-C-2014

Traffic Management Office
Marine Corps Base
Camp S.D. Butler
FPO AP 98773-5000
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Ground Combat Ctr
MCB, 29 Palms,  CA 93211-5000
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
Kanehoe Bay, Hi 96607
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
Cherry Point, NC 28533-5000
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
Yuma, Az 85369-5001
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
El Toro (Santa Ana), Ca 92709-5010
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
Iwakuni, Japan
FPO AP 98764
M/F OIC TAVSC

Traffic Management Office
Marine Corps Air Station
Beaufort, SC 29905
M/F OIC TAVSC

Traffic Management Office
MCAS, New River
Jacksonville, NC 28545
M/F  OIC  TAVSC

                                                                M67854-94-C-2014

Marine Corps Security Forces
Norfolk, Va

Marine Security Guard Battalion
MCCDC
Quantico, Va 22134

                                                                M67854-94-C-2014

SECTION G - CONTRACT ADMINISTRATION
-----------------------------------

G-1 PURCHASING OFFICE POINT OF CONTACT - The Purchasing Office Point of Contact
--------------------------------------
for this procurement is:

Commander, MARCORSYSCOM
Attn:  Terence J. McGinn
Contracting Office (CTQ-3TM)
Quantico, VA 22134-5080
(703) 640-5822, EXT.
255, FAX 5826

G-2 SUBMISSION OF INVOICES
--------------------------

          (a) Contractor's invoices shall be submitted in quadrupli cate to the paying office designated on page 1 of the contract and annotated with the name and code identification of the Project Officer, SST. One copy of each invoice shall be provided to the PCO and one copy to the Project Office.

          (b) A separate invoice is required for each activity designated to receive the supplies or services. Invoices shall contain the contract number, order number (if any), contract line item number, subline item number (if any), description of the supplies or services, quantity, unit price (if any), extended total, and (--accounting classification reference number (ACRN).)

          (c) Upon inspection and acceptance of materials, the contractor shall distribute the Material Inspection and Receiving Report (DD250) in accordance with DFARS Appendix F, Part 4.

          (d) Upon receipt of evidence of acceptance (e.g. a signed copy of the DD Form 250, acknowledgement of receipt of a letter of Transmittal, etc.) payment can be made by the designated paying office.

          (e) For inquiries on invoices payments contact MARCORSYSCOM Project Officer as follows:

                                            Project Officer,
                                            Major Jerome McGovern
                                            Phone number (703) 640-2886 EXT. 251

                                                                M67854-94-C-2014

G-3 ACCOUNTING AND APPROPRIATION DATA
-------------------------------------

AA 1731109  6445 031 00701 0  000027 2D 000000  644530036135 $11,213,637.00
     Document Number M9545094RC36135

AB 9720350  1801 18-1098  P2290.0000  31EA (APC EL49) S49092 $4,904,773.00
     MIPR (DD Form 448) Number W74VAE-2-49-0002

AC 9720350  1005 031 00701 0  000027 2D 000000  10050002R008 $1,053,650.00
     Doc. No. M9545094RC2R008

AD 1741109  6445 031 00701 0  000027 2D 000000 644530046092 $4,628,565.00
     Doc. No. M9545094RC46092

               FYI

               AA - USMC Funds
               AB - Army National Guard Funds
               AC - USMC Reserves Funds
               AD - USMC Funds

     For in-land transportation, i.e. CONUS:
     1751109.6992 022 00703/0  000027 2D 00L604 699230056001

     For ocean/terminal transportation, i.e. OCONUS:
     1751109.6992 022 00703/0  000027 2D 00L604 699230056003

AB 9720350  1801 18-1050  P2290.0000  31EA (APCEL49) S44205  $50,000.00
     MIPR (DD Form 448) W74VAE-2-49-0002

AD 1741109  6445 031 00701 0  000027 2D 000000  644530046092
     - increase $19,794.00.

                                                                M67854-94-C-2014

4. As a result of paragraphs 1 and 3 above, the following funds are hereby added in Section G-3 ACCOUNTING AND APPROPRIATION DATA
                 -------------------------------------

AD  1741109 6445 031 00701 0 000027 2D 000000 644530046092  $743,423.00
Doc. No. M9545094RC46092, Am. 1 (USMC)

AF  2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352  $618,462.00
MIPR No. 95MP441, Am.1 (STRICOM)

AG  9740350 1005 031 00701 0 000027 2D 000000 10050004R009  $4,414,944.00
Doc. No. M9545095RC4R009 (USMCR)

5. As a result of this modification, the total contract price is increased from $22,000,563,00 by $5,776,829.00 to a new total contract price of $27,777,392.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                             Modification P00002

11.  SUMMARY OF OBLIGATED FUNDS  As a result of paragraph 1 of this
     --------------------------
modification, the total contract price is increased from $21,979,091.00 by $1,678.00 to a new total contract amount of $21,980,769.00. The following is provide FOR INFORMATION ONLY to show the total amount obligated to date on each funding document.


ACRN      Obligated as     Obligated         Total
              of              this       obligated to
         Previous Mod.   Modification,       date
             P00001         P00002



AA       $11,300,747.00       $       0  $11,300,747.00

AB       $ 4,996,129.00       $       0  $ 4,996,129.00

AC       $ 1,053,650.00       $       0  $ 1,053,650.00

AD       $ 4,628,565.00       $1,678.00  $ 4,630,243.00
TOTAL    $21,979,091.00       $1,678.00  $21,980,769.00
=======================================================

12. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014

SECTION H - SPECIAL CONTRACT REQUIREMENTS
-----------------------------------------

H-1  STEP-LADDER PRICES  When options are exercised, the quantity ordered at
-----------------------
that time shall determine the unit price for those units based on the price for the applicable step-ladder range.

Options may be exercised multiple times within one fiscal year, but the unit price shall be determined for the individual quantity exercised for that particular quantity at the time the option is exercised and is independent of quantities exercised at other times. The cumulative total quantity exercised in one fiscal year shall not exceed the maximum quantity of the highest step-ladder quantity range for that year.

The following is provided as an example:

          1-100      $100
                     ----
          101-200    $ 95
          201-300    $ 90
          301-400    $ 85
          401-500    $ 80
          501-600    $ 75
          601-700    $ 70
          701-800    $ 65

     -If 325 are ordered, they cost $85 each.

     -If a month later, 425 are ordered, they cost $80 each.

     -Since a quantity of 800 is the maximum allowable, all remaining units ordered (not to exceed 50 more units) will be within the first step-ladder, or $100 each.

H-2  CONTRACTOR NOTICE REGARDING LATE DELIVERY - In the event the contractor for
----------------------------------------------
any reason anticipates or encounters difficulty in complying with the contract delivery schedule or date, or in meeting any of the other requirements of the contract; he shall immediately notify the contracting Officer in writing.
Notice shall be via the cognizant contract Administration Office, if assigned, and give all pertinent details. This data shall be informational only in character and its receipt by the Government shall not be construed as a waiver by the Government of (i) any delivery schedule of date, (ii) compliance with any other contract requirement by the Contractor, or (iii) any other rights or remedies provided to the Government by law or under this contract.

H-3  CONSTRUCTIVE CHANGE ORDERS - No understanding or agreement,
-------------------------------

                                                                M67854-94-C-2014

contract modification, change order or other matter deviating from or constituting an alteration or change of the terms of the contract will be effective or binding upon the Government unless formalized by contractual documents executed by the Contracting Officer or his duly authorized representative.

H-4  PROFIT REDUCTION FOR ILLEGAL OR IMPROPER ACTIVITY
------------------------------------------------------

(a) The government, at its election, may reduce the contract price by the amount of any anticipated profit determined as set forth in paragraph (b) below; if

(1) a person or business entity is convicted for violating 18 U.S.C. 201-224 (bribery, graft, and conflicts or interest), 18 U.S.C. 371 (conspiracy), 18 U.S.C. 641 (theft of public money, property or records), 18 U.S.C. 1001 (false statements), 18 U.S.C. 1341 (fraud), 18 U.S.C. 1343 (fraud by wire) for any act in connection with or related to the obtaining of this contract; or

(2) the Secretary of Defense, or his designee, determines that the Competitive Information Certificate submitted by the Offeror in connection with award of this contract
     (A)  was materially false at the time it was filed, or
     (B) notwithstanding the Offeror's best knowledge and belief, was materially incomplete or inaccurate.

Prior to making such a determination, the Secretary or his designee, shall provide to the contractor a written statement of the action being considered and the basis therefor. The contractor shall have not less than 30 calendar days after receipt to submit in person, in writing, or through a representative, information and argument in opposition to the proposed reduction. The Secretary or his designee may, upon good cause shown, determine to reduce the contract price by less than the amount of any profit determined under paragraph (b) below.

(b) The amount of anticipated profits referred to in paragraph (a) above shall be in the case of a firm-fixed-price contract, the amount of anticipated profit determined by the contracting officer, after notice to the contractor and opportunity to comment, from records or documents in existence prior to the date of the award of the contract.

(c) The rights and remedies of the government provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

                                                                M67854-94-C-2014

H-5  POST AWARD ORIENTATION
---------------------------

Should the Contracting Officer determine that a Post Award Orientation is necessary, the offeror selected for award as a result of this solicitation shall participate in a Post Award Orientation as provided by FAR 42.5, at no additional cost to the Government. The Post Award Orientation, if necessary, shall be held at the Contractor's facility.


H-6  NATIONAL STOCK NUMBERS
---------------------------

Whenever the term Federal Item Identification number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the term and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

(a)  National Item Identification Number (NIIN).  The number assigned to each
     ------------------------------------------
approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consists of a seven digit non-significant number.

(b)  National Stock Number (NSN).  The National Stock Number (NSN) for an item
     ---------------------------
of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position National Item Identification Number (NIIN) assigned to the item of supply.

H-7  ASSIGNMENT AND USE OF STOCK NUMBERS
----------------------------------------

To the extent that National Stock Numbers (NSN's) or preliminary NSN's are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contact, the Contractor shall use such NSN's or preliminary NSN's in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions (DID's) of the contract or as required by orders for spare and repair parts.
The cognizant Government contract administration office shall be responsible to convey to the Contractor such NSN's or preliminary NSN's which may be assigned and which are not already in possession of the Contractor. 18 U.S.C. NSN's are not required to appear on any equipment, parts or components (including spare and repair parts) to be furnished under this contract.

                                                                M67854-94-C-2014

H-8  IDENTIFICATION MARKING OF PARTS
------------------------------------

Identification marking of individual parts within the system, equipment, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specification or drawings, such marking shall be accomplished in accordance with the following:

a. Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice. Commercial marking shall include part numbers and manufacturers' identification numbers as a minimum.

b.   Parts manufactured to Government specifications shall be marked as follows:

(i) Electrical parts - that is, all parts in electrical equipments and electrical parts when used in equipments which are not electrical in nature (e.g., electric controls and motors in hydraulic systems) - shall be identified and marked in accordance with MIL-STD-1285, or, where MIL-STD-1285 does not cover such a part, in accordance with MIL-STD-130.

(ii) Electronic parts - that is, all parts in electronic equipments and electronics parts when used in equipments which are not electronic in nature (e.g., electronic fuel controls in some engines) - shall be identified and marked in accordance with Requirement 67 of MIL-STD-454.

(iii) Parts other than electrical or electronic parts (as described above) shall be identified and marked in accordance with MIL-STD-130.

In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to be readily identifiable.


H-9  DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT
-------------------------------------------------------

(a) For the purpose of this clause, the term "change" includes not only a change that is made pursuant to a written order that is designated as a "change order", but also (i) an engineering change proposed by the Contractor under the Special Provisions clause entitled "CONFIGURATION CONTROL" and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment.

                                                                M67854-94-C-2014

(b) Whenever the Contractor requests or proposes an equitable adjustment of $100,000 or more in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall contain the following information for each individual item or element of the request:

(1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of components, equipments, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of raw material, purchase parts, components, and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition.

(2) Description of work necessary to undo work already completed which has been deleted by the change.

(3) Description of work not required by the terms hereof before the change, which is substituted or added by the change. A list of components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work.

(4)  Description of interferences and inefficiencies in performing the change.

(5) Description of disruption attributable solely to the change, which description shall include the following information:

     (A) Description of each element of disruption and exactly how work has been, or will be, disrupted.

H-10  APPROVAL BY THE GOVERNMENT
--------------------------------

Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligation to comply with the specifications and which all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.

                                                                M67854-94-C-2014

H-11  REPRODUCTION OF TECHNICAL DATA
------------------------------------

Whenever the Government shall so require, the Contractor shall at the cost of reproduction, furnish to whomsoever may be designated by the Government, copies of all technical data that is delivered under the Contract Data Requirements List, DD Form 1423, to this contract. The furnishing of such data shall not, either expressly or implied, constitute any guaranty or warranty by the Contractor other than that they are correct copies of such data.


H-12  BILLING CLAUSE
--------------------

Invoices (not requests for Progress Payments) submitted by the Contractor must identify the specific accounting classification cited in this contract. The Contractor shall submit vouchers for payment to the paying office by Contract Line Item Number (CLIN), Sub-Line Item number (SLIN), and ACRN Level as identified on the Financial Accounting Data Sheet, (NAVMAT) Form 7300/10 (7-75) attached to this contract. Vouchers submitted to the paying office that do not identify billing amounts by the ACRN Level will be returned to the Contractor for proper identification.


H-13  DELIVERY OPTIONS
----------------------

The Government reserves the right to advance or delay the scheduled delivery of an item at no cost to the Government provided that:

On delay of the delivery date, the contractor will receive written notice from the Government Contracting Officer 30 days prior to the scheduled delivery date. However, if the delay exceeds 120 days the parties shall negotiate an equitable adjustment for such delay.

Whenever the delivery date is advance, the Contractor will receive written notice from the Government Contracting Officer at least 30 days prior to the advanced delivery data. Any advanced delivery date shall be mutually agreed to by the Contractor and the Government.


H-14  Order of Precedence
-------------------------

          Any inconsistency in this contract shall be resolved by giving precedence in the following order: (a) the Schedule (excluding the specifications); (b) representations and other instructions; (c) contract clauses; (d) other documents, exhibits and attachments; and (e) the specifications.

                                                                M67854-94-C-2014

H-15  Most Favored Customer Assurance
-------------------------------------

          The contractor agrees that the prices for the supplies of services furnished under this contract are as low or lower than those charged the supplier's most favored customer for comparable quantities under similar terms and conditions, in addition to any discounts for prompt payment.


H-16  Discounts Limitations
---------------------------

          It is understood and agreed that for the purpose of payments under this contract/solicitation an offer/bid of prompt payment discount in excess of two percent shall be considered as a trade or special discount which shall be available to the Government as invoices are actually paid within the designated period. Bidders/Offerors who desire to do so may quote customary terms of discounts not in excess of two percent for proper payment in addition to any trade or special discount available to the Government provided such discounts are stated separately in their bids/offers. Unless such trade or special discounts are separately stated the bidder/offeror agrees that when the discount offered exceeds two percent the entire discount will be considered as a trade or special discount and will not be treated as a discount for prompt payment.


H-17  ORDERING - PROVISIONED ITEMS  (Applicable to Item(s) 0017, 0018, 0019,
----------------------------------
0020, AN OPTION ITEMS  0127, 0227, 0327, and 0427)

      (a) Contract Modification - Provisioned Items and Other Requirements
          ----------------------------------------------------------------
to be Furnished When Ordered by the Government.  The contractor shall furnish
-----------------------------------------------
supplies or other requirements under Item(s) set forth in this clause when a contract modification is issued by the Government in accordance with the procedures specified herein. The Government shall not be liable for any expenses incurred by the contractor under any Item set forth herein until a contract modification is issued by the Government.
      (b) Contractor Qualifying Proposal - Requirements being Ordered.  When
          ------------------------------------------------------------
required by the Procuring Contracting Officer (PCO), the contractor shall submit a qualifying proposal for the requirements the Government contemplates ordering hereunder. Such proposal shall be supported by cost and pricing data as prescribed in FAR 15.804-2 and DOD FAR supplement 215.804-2 unless such requirement has been waived for the contract pursuant to FAR 15.804-3, DOD FAR Supplement 215.804-3 and NAPS 15.804-3. Certification of the cost or pricing data shall be made upon agreement on price.

                                                                M67854-94-C-2014

     (c) Ordering Period and Terminal Date for Delivery or Performance.  Contact
         --------------------------------------------------------------
modifications for supplies or other requirements may be issued during the period covered by this contract at any time prior to the delivery date of the last article under the applicable Item called for in Section B hereof for which the supplies or other requirements are being procured. Contract modifications issued in accordance with this clause shall provide that deliveries or performance shall be completed not later than fourteen (14) months after delivery of the last article under the applicable Item called for in Section B hereof for which the supplies or other requirements are being procured.

     (d) Ordering.  For the purpose of this contract, the PCO is the ordering
         ---------
activity. The PCO will issue contract modifications for supplies or other requirements to be furnished by the contractor in accordance with requirements specified by cognizant provisioning or requiring activity designated in paragraph (q) below. Each contract modification issued in accordance with paragraph (e) or (f) below shall -
          (i) be prepared on Standard Form 30 (Amendment of Solicitation/Modification of Contract);
          (ii) be numbered as a modification to this contract in accordance with DOD FAR Supplement 204.7004-3;
          (iii) state that the contract modification is issued in accordance with this clause;
          (iv) identify the Item number set forth in Section B of the Schedule under which the supplies or other requirements are being procured (new contract line item number(s) shall not be assigned in any contract modification issued by the PCO;
          (v) set forth in full detail the supplies or other requirements and the quantities being procured (deliverable requirements shall be set forth in a contract exhibit (see paragraph (m) below));
          (vi) include as an Exhibit, DD Form 1423, Contract Data Requirements List, using the exhibit identifier designated in Section B for the Item number, whenever data is ordered under contract line item number which does not refer to a contract exhibit attached to the contract;

          (vii) set forth packing and marking requirements for supplies being procured (see FAR 10.004 (e) and 47.305-10 and DOD FAR Supplement 247.305-10);

                                                                M67854-94-C-2014

          (viii) set forth consignment instructions for supplies being procured to the extent they are known at the time the contract modification is issued (see FAR 47.305-10 and DOD FAR Supplement 247.305-10);
          (ix)   set forth the negotiated delivery or performance dates;
          (x) identify those items, if any, subject to the "Limitation of Liability - Major Items" clause, if included in this contract;
          (xi)   obligate funds to cover priced orders issued under paragraph
(e) below or ceiling priced orders under paragraph (f) below;
          (xii)  set forth the applicable accounting and appropriation data; and

          (xiii) be given the same distribution as this Contract, except that distribution of voluminous contract exhibits shall be limited to: (1) the contractor, (2) the contract administration office, (3) the cognizant provisioning or requiring activity, (4) the paying office, and (5) the accounting office.

NOTE:     When synopsis in the Commerce Business Daily is required under FAR
5.201, the PCO shall comply with FAR 5.203 and DOD FAR Supplement 205.002 before commencing negotiations or issuing a contract modification of $10,000 and above. When synopsis in the Commerce Business Daily is required under FAR 5.3 for awards exceeding $25,000, the PCO shall comply with FAR 5.302 and DOD FAR Supplement 205.302.

          (e) Issuance of Contract Modifications Covering Priced Orders.  For
              ----------------------------------------------------------
each order placed pursuant to this clause, the PCO will prepare a supplemental agreement to this contract in the form of a priced order when supplies or other requirements are to be furnished by the contractor unless otherwise provided for under paragraph (f) below. The supplies or other requirements being procured shall be clearly defined in the supplemental agreement. Such supplemental agreement shall be priced and otherwise definitive at the time of issuance and shall be signed by the contractor and the P.O.C.;

          (f) Issuance of Contract Modifications Covering Ceiling Priced Orders.
              -----------------------------------------------------------------
In those cases where it is not possible to price supplies or other requirements in accordance with paragraph (e) above due to urgency such as readiness impact, the PCO will prepare a supplemental agreement t this contract in the form of a ceiling priced order. A ceiling priced order shall not be used to obtain contractor support services. Each ceiling priced order shall clearly define the not-to-exceed ceiling price. The

                                                                M67854-94-C-2014

ceiling price set forth in any ceiling priced order shall not be used as a billing price for delivering items. Each ceiling priced order shall provide for total performance of the order for the specified ceiling price and such ceiling price shall bear a reasonable relationship to the work to be performed. A milestone schedule which culminates in a mutually agreed date upon which complete definitization will occur shall be included in each ceiling priced order. The milestone established in the ceiling priced order concerned shall be within the period set forth in paragraph (h) below. Except for ceiling priced orders issued against contract line items for initial spares identified in Section B, the firm price of each ceiling priced order shall be established within one hundred eighty (180) days after the issuance of the ceiling priced order, or the date on which the funds expended by the Government equal fifty percent (50%) of the ceiling price, whichever occurs earlier. The definitization schedule may be extended, but not exceed one hundred eighty days after submission of the contractors qualifying proposal. The firm price of each ceiling priced order for initial spares shall be established at most within one hundred eighty (180) days after the issuance of the ceiling priced order. If agreement on a definitive supplement agreement to establish the firm price of any ceiling priced order is not reached within the period specified above, the PCO may unilaterally determine a reasonable price for the ceiling priced order concerned in accordance with FAR 15.8 ad Part 31 subject to appeal by the contractor as provided in the "Disputes" clause of this contract.
     (i)  Segregation of Costs of Ceiling Priced Orders. The contractor shall
          ---------------------------------------------
segregate by order all incurred costs (less allocable credits) for work allocable to each ceiling priced order issued pursuant to paragraph (f) above. The requirement for the contractor to segregate the costs of each ceiling priced order shall continue until the firm price is established by a supplemental agreement to this contract.
     (j)  Progress Payments - Withholding or Suspension - Ceiling Priced
          --------------------------------------------------------------
Orders.  Submission by the contractor of a qualifying proposal for each ceiling
-------
priced order issued hereunder is a material requirement of this contract in order that complete definitization will occur within the period specified in paragraph (h) above. Therefore, if the contractor fails to submit a qualifying proposal for any ceiling priced order, progress payments may be reduced or suspended for the order concerned as provided in paragraph (c)(1) of the Progress Payments clause of this contract unless failure of the contractor is due to causes beyond its control and without fault or negligence. The PCO will notify the contractor, in writing, as to any reduction or suspension of progress payments pursuant to FAR 32.503-6.

                                                                M67854-94-C-2014

        (k)  Expenditure Limitation for Ceiling Priced Orders.  [This paragraph
             -------------------------------------------------
(k) shall not apply to ceiling priced orders issued against contract line items for initial spares identified in Section B or orders under $25,000). Pending the establishment of firm prices, progress payments, as well as total expenditures by the Government in the case of acceptance shall be fifty percent (50%) of the ceiling price of each ceiling priced order for which the contractor has not submitted to the PCO a qualifying proposal for definitization, or seventy-five percent (75%) of the ceiling price of each ceiling priced order for which a qualifying proposal has been submitted to the PCO. The contractor shall identify in an attachment to Standard Form 1443, Contractor Request for Progress Payment, for each ceiling priced order, the progress payment amount requested for each ceiling priced order, and shall state the maximum expenditure limitation specified by this paragraph (k) for the ceiling priced order. In the event of acceptance, the Government shall identify any expenditure limitations specified in this paragraph (k).
        (l)  Qualifying Proposals for Priced Orders and Ceiling Priced Orders.
             -----------------------------------------------------------------
The term "qualifying proposal", as used herein, means, at a minimum, a proposal which contains sufficient information to enable the Government to conduct complete and meaningful audits of the information contained in the proposal and of any other information which the Government is entitled to review in connection with any priced order issued under paragraph (e) above, or any ceiling priced order issued under paragraph (f) above, as determined by the PCO.
        (m)  Contract Exhibits Covering Priced Orders and Ceiling Priced Orders.
             ------------------------------------------------------------------
The contractor shall prepare a contract exhibit in accordance with DOD FAR Supplement 204.7105 and 204.7106 covering the deliverable requirements (other than data), being procured under a priced order issued under paragraph (e) above or a ceiling priced order issued under paragraph (f) above. Each contract exhibit shall use the appropriate exhibit identifier assigned in Section B of the Schedule for the contract line item number under which deliverable requirements (other than data) are being procured. Each contract exhibit shall apply only to the contract line item number designated in Section B (or shall apply to one alpha suffix subline item number only if established within the designated contract line item number (or the applicable alpha suffix subline item number, if established) and the applicable exhibit identifier shall be cited on each contract exhibit. If all available exhibit line item numbers are used within each exhibit (identifier) assigned in Section B for the particular contract line item number(s), the contractor shall notify the PCO, in writing, and request that additional exhibit identifier(s) be assigned for the contract line item number(s) concerned. Any additional exhibit identifier(s) assigned for any contract line item number will be set forth in a unilateral

                                                                M67854-94-C-2014

modification to this contract signed by the PCO. This paragraph (m) does not apply to any contract line item number set forth in Section B which calls for data.
        (n)   Modifications to Priced Orders or Ceiling Priced Orders.
              --------------------------------------------------------
Modifications to priced orders or to ceiling priced orders issued hereunder shall be effected in accordance with the procedures for issuing contract modifications specified in this clause. Modifications to ceiling priced orders issued pursuant to paragraph (f) above shall not include additional requirements or quantities. Any claim for charges resulting from a decrease in the supplies or other requirements ordered in any priced order or in any ceiling priced order shall be processed in accordance with the termination procedures of this contract. Items of supplies or other requirements set forth in modifications to priced orders and contract exhibits attached thereto shall be numbered in accordance with the application procedure set forth in DOD FAR Supplement 204.7107, except that new contract line item numbers shall not be assigned in
          ------
contract modifications issued by the PCO. The applicable contract line item numbers (or alpha suffix subline item numbers, if any) or exhibit line item numbers cited in priced orders or in ceiling priced orders issued pursuant to this clause shall be cited in appropriate modifications to such orders.
        (o)   Cost or Pricing Data.  Whenever cost or pricing data, as defined
              ---------------------
in FAR 15.801, are required in accordance with FAR 15.804 and DOD FAR supplement 215.804, the contractor shall submit a signed Standard Form 1411 (SF 1411), Contract Pricing Proposal Cover Sheet, with supporting attachments.
        (p)   Provisioning Document, Specification, or Description of Work.  The
              -------------------------------------------------------------
applicable provisioning document or specification or description of the work is set forth below. To the extent of any inconsistency between any provisioning document or specification referred to below and the Schedule, the Schedule shall control.

                                                                M67854-94-C-2014

        (q)   Provisioning or Requiring Activity.  The cognizant provisioning or
              -----------------------------------
requiring activity designated below will determine appropriate requirements (see paragraph (d) above) to be set forth in priced orders issued under paragraph (e) above or in ceiling priced orders issued pursuant to paragraph (f) above. If the cognizant provisioning or requiring activity is a U.S. navy activity, a signed Certificate of Urgency shall be provided to the PCO before the issuance of any ceiling priced order for requirements specified by such activity.

    Item                   Provisioning or Requiring Activity
    ----                   ----------------------------------

0017,0018,0019,0020        COMMANDER
OPTION ITEMS:  0127,       ATTN:  CTQ-3TM
0227, 0327, 0427           MARCORSYSCOM
                           2033 BARNETT AVE SUITE 315
                           QUANTICO VA  22134-5010

                                                                M67854-94-C-2014

H-18  PRICING FOR CONTRACT DATA REQUIREMENTS LIST (CDRL) ITEMS.  For the CDRL
--------------------------------------------------------------
items which are price per "each" unit, the Government shall be required to pay only for those items which the Government accepts in accordance with the terms and conditions contained herein. Upon acceptance, an option for "1 each" shall be exercised for that CDRL item, a separate sub-line item shall be created for the accepted item at the price listed in Section B, and funds for the accepted CDRL item shall be added at that time.

For the CDRL items which are priced per "lot", the Government shall pay for the lot after all items included under that lot have been accepted by the Government in accordance with the terms and conditions contained herein.

                                                                M67854-94-C-2014

SECTION I - CONTRACT CLAUSES FOR A FIXED PRICE SUPPLY CONTRACT
--------------------------------------------------------------

CLAUSES INCORPORATED BY REFERENCE (JUNE 1988) FAR 52.252-2

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NOTICE:  The following contact clauses are hereby incorporated by reference:

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)  CLAUSES


FAR SOURCE                       TITLE                        DATE
----------  -----------------------------------------------  ------

  52.202-1  Definitions                                      SEP 91
  52.203-1  Officials Not To Benefit                         APR 84
  52.203-3  Gratuities                                       APR 84
  52.203-5  Covenant Against Contingent Fee                  APR 84
  52.203-6  Restrictions on Subcontractor Sales To The       JUL 85
            Government
  52.203-7  Anti-Kickback Procedures                         OCT 88
 52.203-10  Price or Fee Adjustment for Illegal or           SEP 90
            Improper Activity
 52.203-12  Limitation on Payments to Influence Certain      JAN 90
            Federal Transactions
  52.204-2  Security Requirements                            APR 84
  52.208-1  Required Sources For Jewel Bearings and          APR 84
            Related Items
  52.209-6  Protecting the Government's Interest when        NOV 92
            Subcontracting with Contractors Debarred,
            Suspended, or Proposed for Debarment
  52.210-5  New Material                                     APR 84
  52.210-7  Used or Reconditioned Material, Residual         APR 84
            Inventory, and Former Government Surplus
            Property
  52.212-7  Notice of Priority for National Defense Use      SEP 90
  52.212-8  Defense Priority and Allocation Requirements     SEP 90
  52.215-1  Examination of Records by Comptroller General    FEB 93
  52.215-2  Audit-Negotiation                                FEB 93
 52.215-21  Changes or Additions to Make-or-Buy Program      APR 84
 52.215-22  Price Reduction for Defective Cost or Pricing    JAN 91
            Data
 52.215-23  Price Reduction for Defective Cost or Pricing    DEC 91
            Data - Modifications
 52.215-24  Subcontractor Cost or Pricing Data               DEC 91
 52.215-25  Subcontractor Cost or Pricing Data -             DEC 91
            Modifications
 52.215-26  Integrity of Unit Prices - Alternate 1           APR 91
 52.215-30  Facilities Capital Cost of Money                 SEP 87

                               M67854-94-C-2014

52.215-33  Order of Precedence                                JAN 86
 52.217-1  Limitation of Price and Contractor Obligations     APR 84
 52.217-2  Cancellation of Items                              APR 84
 52.217-7  Option for Increased Quantity-Separately           MAR 89
           Priced line Item
 52.219-8  Utilization of Small Business Concerns and         FEB 90
           Small Disadvantaged Business Concerns
 52.219-9  Small Business and Small Disadvantaged Business    JAN 91
           Subcontracting Plan
52.219-13  Utilization of Women Owned Small Businesses        AUG 86
52.219-14  Limitations on Subcontracting                      JAN 91
52.219-16  Liquidated Damages-Small Business                  AUG 89
           Subcontracting Plan
 52.220-1  Preference for Labor Surplus Area Concerns         APR 84
 52.220-3  Utilization of Labor Surplus Area Concerns         APR 84
 52.220-4  Labor Surplus Area Subcontracting Program          APR 84
 52.222-1  Notice to the Government of Labor Disputes         APR 84
 52.222-3  Convict Labor                                      APR 84
 52.222-4  Contract Work Hours and Safety Standards           MAR 86
           Act-Overtime Compensation
52.222-20  Walsh-Healey Public Contracts Act                  APR 84
52.222-26  Equal Opportunity                                  APR 84
52.222-28  Equal Opportunity Preaward Clearance of            APR 84
           Subcontracts
52.222-29  Notification of Visa Denial                        APR 84
52.222-35  Affirmative Action for Special Disabled and        APR 84
           Vietnam Era Veterans
52.222-36  Affirmative Action for Handicapped Workers         APR 84
52.222-37  Employment Reports on Special Disabled Veterans    JAN 88
           and Veterans of the Vietnam Era
 52.223-2  Clean Air and Water                                APR 84
 52.223-3  Hazardous Material Identification and Material     NOV 91
           Safety Data
 52.223-6  Drug-Free Workplace                                JUL 90
52.225-10  Duty Free Entry                                    APR 84
 52.226-1  Utilization of Indian Organizations and            AUG 91
           Indian-Owned Economic Enterprises
 52.227-1  Authorization and Consent                          APR 84
 52.227-2  Notice and Assistance Regarding Patent and         APR 84
           Copyright Infringement
52.227-14  Rights in Data - General                           JUN 87
 52.229-4  Federal, State and Local Taxes                     JAN 91
 52.229-5  Taxes-Contracts Performed in U.S. Possessions      APR 94
           or Puerto Rico

                                M67854-94-C-2014

52.232-1        Payments                                           APR 84
52.232-8        Discounts for Prompt Payment                       APR 89
52.232-9        Limitation on Withholding of Payments              APR 84
52.232-11       Extras                                             APR 84
52.232-17       Interest                                           JAN 91
52.232-23       Assignment of Claims                               JAN 86
52.232-25       Prompt Payment                                     MAR 94
52.232-28       Electronic Funds Transfer Payment Methods          APR 89
52.233-1        Disputes                                           MAR 94
52.233-3        Protest After Award                                AUG 89
52.242-1        Notice of Intent to Disallow Costs                 APR 84
52.242-12       Report of Shipment (REPSHIP)                       DEC 89
52.243-1        Changes-Fixed Price                                AUG 87
52.243-7        Notification of Changes*                           APR 84
                *Para. (b)-30 days; para. (d)-60 days
52.244-1        Subcontracts (Fixed Price Contracts)               APR 91
52.244-5        Competition in Subcontracting                      APR 84
52.246-18       Warranty of Supplies of a Complex Nature           APR 84
                Alt. 1*                                            APR 84
                *Para. (b)(1) within 3 years of acceptance,
                Para (c)(3) 45 days after discovery of defect,
                Para (c)(3) 30 days,
                Para (c)(4) 30 days, and 30 days
52.247-1        Commercial Bill of Lading Notations                APR 84
52.247-63       Preference for U.S. Flag Air Carriers              APR 84
52.248-1        Value Engineering                                  MAR 89
52.249-2        Termination for Convenience of the Government      APR 84
                (Fixed-Price)
52.249-8        Default (Fixed Price Supply and Service)           APR 84
52.249-14       Excusable Delays                                   APR 84


                II.    DOD FEDERAL ACQUISITION REGULATION
                SUPPLEMENT (48 CFR
                CHAPTER 1) CLAUSES

FAR
--------------
SUPPLEMENT      TITLE                                              DATE
--------------  ------------------------------------------------   ---------

252.203-7000    Statutory Prohibition on Compensation              DEC 91
                to Former Department of Defense
                Employees
252.203-7001    Special Prohibition on Employment                  APR 93
252.203-7002    Display of DOD Hotline Poster                      DEC 91

                             M67854-94-C-2014

252.204-7001    Commercial and Government Entity (CAGE)     DEC 91
                Code Reporting
252.205-7000    Provision of Information to Cooperative     DEC 91
                Agreement Holders
252.209-7000    Acquisition from Subcontractors Subject     DEC 91
                to On-Site Inspection Under the
                Intermediate-Range Nuclear Forces (INF)
                Treaty
252.209-7001    Disclosure of Ownership or Control by a     APR 93
                Foreign Government that Supports Terrorism
252.210-7003    Acquisition Streamlining                    DEC 91
252.210-7004    Alternate Preservation, Packaging and       DEC 91
                Packing
252.210-7005    Bill or Materials                           DEC 91
252.215-7000    Pricing Adjustments                         DEC 91
252.215-7001    Availability of Contractor Records          DEC 91
252.215-7002    Cost Estimating System Requirements         DEC 91
252.217-7026    Identification of Sources of Supply         DEC 91
252.219-7003    Small Business and Small Disadvantaged      APR 93
                Business Subcontracting Plan
                Material Safety Data
252.223-7001    Hazard Warning Labels                       DEC 91
252.223-7004    Drug-Free Work Force                        SEP 88
252.225-7000    Buy American Act - Balance of Payments      DEC 91
                Program Certificate
252.225-7001    Buy American Act and Balance of Payments    DEC 91
                Program
252.225-7002    Qualifying Country Sources as               DEC 91
                Subcontractors
252.225-7003    Information for Duty Free Entry Evaluation  AUG 92
252.225-7006    Buy American Act - Trade Agreements Act -   DEC 91
                Balance of Payments Program Certificate
252.225-7007    Trade Agreements Act                        DEC 91
252.225-7008    Supplies to be Accorded Duty-Free Entry     DEC 91
252.225-7009    Duty Free Entry - Qualifying Country End    DEC 91
                Products and Supplies
252.225-7010    Duty-Free Entry - Additional Provisions     DEC 91
252.225-7014    Preference for Domestic Specialty Metals    DEC 91
252.225-7022    Restriction on Acquisition of               DEC 91
                Polyacrylonitrile (PAN) Based Carbon Fiber
252.227-7013    Rights in Technical Data and Computer       OCT 88
                Software
252.227-7018    Restrictive Markings on Technical Data      OCT 88
252.227-7026    Deferred Delivery of Technical Data or      APR 88
                Computer Software

                            M67854-94-C-2014

FAR
------------
SUPPLEMENT    TITLE                                         DATE
------------  --------------------------------------------  ------

252.227-7027  Deferred Ordering of Technical Data or        APR 88
              Computer Software
252.227-7029  Identification of Technical Data              APR 88
252.227-7030  Technical Data - Withholding of Payment       OCT 88
252.227-7031  Data Requirements                             OCT 88
252.227-7036  Certification of Technical Data Conformity    MAY 87
252.227-7037  Validation of Restrictive Markings on         APR 88
              Technical Data
252.231-7001  Penalties for Unallowable Costs               APR 93
252.232-7004  DoD Progress Payment Rates                    DEC 91
252.233-7000  Certification of Claims and Requests for      APR 93
              Adjustment or Relief
252.242-7000  Postaward Conference                          DEC 91
252.242-7001  Certification of Indirect Cost                DEC 91
252.242.7004  Material Management and Accounting System     DEC 91
252.243-7000  Engineering Change Proposals*                 DEC 92
              *Para. (a) MIL-STD-480
252.246-7001  Pricing of Contract Modifications             DEC 91
252.246-7000  Material Inspection and Receiving Report      DEC 91
252.246-7001  Warranty of Data                              DEC 91
252.247-7022  Representation of Extent of Transportation    AUG 92
              by Sea
252.247-7023  Transportation of Supplies by Sea             DEC 91
252.247-7024  Notification of Transportation of Supplies    DEC 91
              by Sea
252.249-7001  Notification of Substantial Impact on         DEC 91
              Employment

*FILL IN THE BLANK

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
------------------------------------------------------
MODIFICATION. (NOV 1990) FAR 52.203-9
-------------------------------------

     (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

     (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATION OF PROCUREMENT INTEGRITY - MODIFICATION (NOV 1990)
----------------------------------------------------------------

     (1)  I,_______________________________ (Name of Certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best

                                                                M67854-94-C-2014

of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d) or (f) of the Office of Federal Procurement Policy Act, as

amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent,
representative, and consultant of        ___________________________(Name of
Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label "Certificate of Procurement Integrity--Modification (Continuation Sheet)", ENTER "NONE" IF NONE EXISTS)
--------------------------------------------------------------------------------

------------------------------------------
     (Signature of the Officer or Employee
     Responsible for the Modification Proposal and date)

--------------------------------------------------------------------------------
     (Typed Name of the Officer or Employee Responsible for the Modification Proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 13, UNITED STATES CODE,
SECTION 1001.

     (End of certification)

     (d)  In making the certification in paragraph (2) of the

                                                                M67854-94-C-2014

certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date of certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in execution this modification.
               (End of clause)

                                                                M67854-94-C-2014


SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
-------------------------------------------------------------


Attachment 1: Statement of Work

Attachment 2: Purchase Description (Specification)

Attachment 3: Contract Data Requirement Lists (DD Form 1423)
              Addresses Distribution List

Exhibit A:  Sequence Numbers A001 and A002
Exhibit B: Sequence Numbers B001, B002, BOO3, B004 and B005, B006 Exhibit C: Sequence Numbers C001, C002, C003, C004 and C005
Exhibit D:  Sequence Numbers D001
Exhibit E:  Sequence Numbers E001
Exhibit F:  Sequence Numbers F001 and F002
Exhibit G:  Sequence Numbers G001
Exhibit H:  Sequence Numbers H001
Exhibit I:  Sequence Numbers I001
Exhibit J:  Sequence Numbers J001
Exhibit K:  Sequence Numbers K001
Exhibit L:  Sequence Numbers L001
Exhibit M:  Sequence Numbers M001
Exhibit N:  Sequence Numbers N001

                          MARINE CORPS SYSTEMS COMMAND
                      PROGRAM MANAGER FOR TRAINING SYSTEMS

                               STATEMENT OF WORK

                                      FOR

              INDOOR SIMULATED MARKMANSHIP TRAINING SYSTEM (ISMT)
                        AND INFANTRY SQUAD TRAINER (IST)



               PREPARED BY:/s/ J.P. McGovern
                           -----------------
                           Maj J.P. MCGOVERN
                           Project Officer
                           Code SST



                                                                  ATTACHMENT (1)

                               TABLE OF CONTENTS

PARAGRAPH         TITLE                                           PAGE
---------         ----                                            ----

1.                Scope........................................      1
1.1               Background...................................      1
1.2               Definition...................................      1
2.                Applicable Documents.........................      1
2.1               Government Documents.........................      1
2.2               Military Specifications......................      1
2.3               Military Standards...........................      2
2.4               Other Military Documents.....................      3
2.5               Other Publications...........................      3
3.                Requirements.................................      4
3.1               System Components............................      4
3.1.1.            ISMT.........................................      4
3.1.2.            IST..........................................      4
3.1.3             Scenarios....................................      4
3.1.3.1           Reproduction Video...........................      4
3.1.3.2           New Video....................................      4
3.2               Configuration Management (CM) Program........      4
3.2.1             Configuration Management Technical Reviews.        4
3.2.2             Configuration Identification.................      4
3.2.3             Configuration Control........................      5
3.2.3.1           Requirements for Engineering Changes.........      5
3.2.3.2           Administrative Requirements..................      5
3.3.3.3           Class I Engineering Change Proposals.........      5
3.2.3.4           Class II Engineering Changes.................      5
3.2.3.5           Requirements for Requests for
                  Deviation (RFD)..............................      5
3.2.3.6           Requirements for Requests for Waiver (RFW)...      5
3.2.3.7           Parts Substitutions..........................      5
3.2.3.8           Requirements for Specification Change
                  Notices (SCNS)...............................      5
3.2.4             Configuration Audits.........................      5
3.2.4.1           Contractor Participation and
                  Responsibilities for Configuration
                  Audits.......................................      6
3.2.4.2           Functional Configuration Audit (FCA).........      6
3.2.4.3           Physical Configuration Audit (PCA)...........      6
3.2.5             Subcontractor Control........................      6
3.3               Reliability Program..........................      6
3.3.1             Reliability Engineering......................      7
3.3.2             Reliability Predictions......................      7
3.3.3             Failure Reporting, Analysis and
                  Corrective Action............................      7
3.4               Maintainability Program......................      8
3.4.1             Maintainability Design.......................      8
3.4.2             Maintainability Predictions..................      8
3.4.3             Maintainability Analysis.....................      9
3.4.4             Maintainability Design Criteria..............      9
3.5               Reliability and Maintainability Audits.......      9
3.6               Non-Developmental Items (NDI)................      9
3.6.1             NDI Maintenance Documentation................     10
3.7               Replacement of Parts.........................     10

                               TABLE OF CONTENTS

PARAGRAPH         TITLE                                           PAGE
---------         ----                                            ----

3.8               Electrostatic Discharge (ESD) Control
                  Program......................................     11
3.9               Packaging, Handling, Storage and
                  Transportation...............................     11
3.9.1             Deployability................................     11
3.10              Software/Firmware............................     11
3.10.1            Software/Firmware Requirements...............     11
3.10.2            NDI/Commercial Software Package..............     11
3.11              Testing and Inspection.......................     12
3.11.1            Government Operational Capabilities
                  Demonstration (OCD)..........................     12
3.11.2            Responsibility for Inspection................     12
3.12              Video Training Scenarios.....................     12
3.12.1            Scenario Development.........................     12
3.12.2            Performance..................................     13
3.12.2.1.         Script.......................................     13
3.12.2.2          Storyboard...................................     13
3.12.2.3          Shot List....................................     13
3.12.2.4          Production Plan..............................     13
3.12.2.5          Edit Decision List...........................     13
3.12.3            Review Requirements..........................     13
3.12.4            Filming Effort...............................     14
3.12.5            Filming Locations............................     14
3.12.5            Government Participation.....................     14
3.13              Trainer Installation Requirements............     14
3.14              Integrated Logistic Support..................     14
3.14.1            Maintenance Concept..........................     14
3.14.1.1          Levels of Maintenance........................     15
3.14.1.2          Organizational Maintenance...................     15
3.14.1.3          Built-In-Test (BIT)..........................     15
3.14.1.4          Depot Maintenance............................     16
3.14.1.5          Depot Support................................     16
3.14.1.6          On-Call Engineering Services.................     18
3.14.1.7          Repair of Repairables........................     18
3.14.2            Conferences..................................     19
3.14.2.1          Program Reviews..............................     18
3.14.2.2          ILS Conference...............................     19
3.14.3            Operator Training Program....................     19
3.14.4            Technical Documentation (TD).................     19
3.14.4.1          Commercial Manuals...........................     19
3.14.4.2          Supplementation..............................     20
3.14.4.3          Validation...................................     20
3.14.4.4          Overpack Instructions........................     20
3.14.4.5          Change Pages.................................     20
3.14.4.6          Copyright Material...........................     20
3.14.4.7          COTS Documentation...........................     20
3.14.4.7.1        Other Data...................................     20
3.14.4.8          Maintenance Contract Data....................     21
3.14.4.9          Reprocurement Data...........................     21

                               TABLE OF CONTENTS

PARAGRAPH         TITLE                                           PAGE
---------         ----                                            ----

3.14.4.10         Verification/Validation (V&V) of TD..........     21
3.14.4.10.1       Validation...................................     21
3.14.4.10.2       Validation Certification.....................     21
3.14.4.10.3       Verification.................................     21
3.14.4.11         TD Conferences...............................     21
3.14.4.11.1       TD Planning Conference.......................     22
3.14.4.11.2.      TD IPR.......................................     22
3.14.4.12         Proprietary Data.............................     22
3.14.5            Material Support/Provisioned Items...........     22
3.14.5.1          Prime Contractor Initial Support
                  Items (ISI)..................................     22
3.14.5.2          Follow-on Items..............................     22
3.14.5.3          Prime Contractor Tools and Test
                  Equipment (TTE)..............................     23
3.14.5.4          Vendor ISI and TTE...........................     23
3.14.5.5          Vendor Technical Support.....................     23
3.14.6            Warranties...................................     24
3.14.7.           Safety.......................................     24
3.15              Program Status...............................     24

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST
                                                                18 February 1994

                               STATEMENT OF WORK
              INDOOR SIMULATED MARKSMANSHIP TRAINING SYSTEM (ISMT)
                        AND INFANTRY SQUAD TRAINER (IST)


     1.   Scope.  This Statement of Work (SOW) sets forth the effort required by
          -----
the contractor for the design, procurement, testing and delivery of the Indoor Simulated Marksmanship Trainer (ISMT) and the associated Infantry Squad Trainer
(IST).  It includes the requirements for integrated logistic support.

     1.1  BACKGROUND.  The ISMT/IST is a Commercial-off-the-shelf, Non
          ----------
Developmental Item intended to simulate primary and sustained marksmanship training for all Marine Corps units. The system uses an interactive video, a computer processing unit and standard Marine Corps small arms and crew-served weapons to provide this training in an indoor/classroom environment. The ISMT is the basic system. It shall provide a minimum of four firing stations. The IST shall provide a minimum of 12 firing stations.

     1.2  Definition.  The ISMT is a four lane individual or fire team trainer.
          ----------
The IST refers to a 12 lane squad trainer. Unless otherwise specified, the terms "trainer", "training device" or "system" used within this purchase description shall apply to both the ISMT and IST.

     2.   Applicable documents.  The following documents of the exact issue
          --------------------
listed form a part of this SOW to the extent specified herein. In the event of conflict between referenced documents and this SOW, the requirements of this SOW shall take precedence. Only the documents specifically referenced in this SOW and any accompanying SOW/specification shall be contractually binding. All second tier and below references shall be considered as guidance only unless specifically referenced herein or in the accompanying SOW/specification.

     2.1  Government documents.  The following documents of the exact issue
          --------------------
shown form part of this SOW to the extent specified herein. In the event of conflict between referenced documents and the accompanying specification, which takes first precedence, the specification shall be contractually binding. All second tier and below references shall be considered as guidance only unless specifically referenced herein or in the accompanying SOW.

     2.2  Military specifications.
          -----------------------

          MIL-M-7298D    -Manuals, commercial off-the-shelf.

          MIL-S-19500H   -General Specification for

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

                          Semiconductor Devices.

          MIL-M-38510J   -General Specifications for
                          Microcircuits.

          MIL-M-38784    -General Style and Format Requirements.

   2.3    Military standards.
          -------------------

          MIL-STD-35E    -Automated Engineering Document
                          Preparation System (Validated).

          MIL-STD-129M   -Marking for Shipment and Storage.

          MIL-STD-130G   -Identification Marking of U.S. Property.

          MIL-STD-470B   -Maintainability Program for Equipment.
                          Systems

          MIL-STD-785B   -Reliability Program for Systems and Equipment.

          MIL-STD-882C   -Systems Safety Program Requirements.

          MIL-STD-883D   -Test Methods and Procedures for Microelectronics.

          MIL-STD-965A   -Parts Control Program.

          MIL-STD-973    -Configuration Management.

          MIL-STD-1379D  -Military Standard: Military Training Programs.

          MIL-STD-1686A  -Electrostatic Discharge Control Program for
                          Protection of Electrical and Electronic Parts Assemblies, and Equipment.

         MIL-STD-2073-1B -DOD Material Procedures for Development and
                          Application of Packaging Requirements.

         MIL-STD-2073-2C -Packaging Requirement Codes.

         DOD-STD-2167A   -Defense System Software Development.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

    2.4  Other Military Documents.
         ------------------------

         MILITARY HANDBOOKS

         MIL-HDBK-263A    -Electrostatic Discharge Control
                           Handbook for Protection of
                           Electrical and Electronic Parts, Assemblies and Equipment (Excluding electrically Initiated Explosive Devices) (Metric).

         MIL-HDBK-781     -Reliability Test Methods, Plans, and Environments
                           for Engineering Development, Qualification, and Production.

                  MARINE CORPS SYSTEMS COMMAND (MARCORSYSCOM)

                         - Purchase Description for Indoor
                           Simulated Marksmanship Training System
                           and Infantry Squad Trainer.

     (Copies of specifications, standards, drawings, and publications required by suppliers in connection with specific procurement functions shall be obtained from the contracting agency or as directed by the contracting officer.)

     2.5  Other Publications.
          ------------------

          DODISS         - Department of Defense Index of
                           Specifications and Standards.

     (Copies of the DODISS are available on a yearly subscription basis either from the Government Printing Office for hard copy, or microfiche copies are available from the Director, Navy Publications and Printing Service Office, 700 Robbins Avenue, Philadelphia, PA 19111-5093.)

       FAR               -  Federal Acquisition Regulations.

       SD-1              -  Standardization Directory (FSC Class
                            and Area Assignments).

       ASTM D 3951-91    -  Standard Practice for Commercial
                            Packaging.

     (Technical society and technical association specifications and standards are generally available for reference from libraries. They are also distributed among technical groups and using Federal agencies.)

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.   Requirements.
          ------------

     3.1  System Components.
          -----------------

     3.1.1  ISMT.  The contractor shall design, test, and produce the ISMT to
            ----
conform to all requirements of the Purchase Description (PD). The system will consist of three major subsystems: weapons, audio/visual and the instructor station. Each subsystem will conform to the requirements of the PD.

     3.1.2  IST.  The contractor shall design, test and produce the IST to
            ---
conform to all requirements of the PD. The IST shall be three ISMTs networked together to perform as one system. The contractor shall provide an "adapter kit" that will allow any three ISMTs procured as part of this contract to perform as an IST. The IST shall train shooters using a singular scenario projected for training at any one time.

     3.1.3  Scenarios.  The contractor shall provide video scenarios for the
            ---------
ISMT and IST. Scenarios for the ISMT shall be designed for four shooters. Scenarios for the IST shall be designed for 12 shooters.

     3.1.3.1  Reproduction Video.  Using video scenarios currently owned by the
              ------------------
Marine Corps, the contractor shall reproduce these videos according to the contract schedule so that they may be utilized on the proposed system.

     3.1.3.2  New Video.  The contractor shall develop and produce new video
              ---------
scenarios according to the contract schedule and when coordinated by the Marine Corps according to the instructions detailed within this SOW.

     3.2  Configuration Management (CM) Program.  The contractor shall implement
          -------------------------------------
a configuration management (CM) program in accordance with MIL-STD-973, paragraph 4 and subparagraphs, except that paragraphs 4.3.2 and 4.3.3 do not apply. The contractor shall document the CM program with a plan in accordance with MIL-STD-973, paragraph 5.2.1 and Appendix A.

     3.2.1  Configuration Management Reviews and Audits.  The contractor shall
            -------------------------------------------
use MIL-STD-973 as a guide in preparing for and conducting all reviews and audits deemed necessary by the Government.

     3.2.2  Configuration Identification.  The contractor shall accomplish
            ----------------------------
configuration identification in accordance with MIL-STD-973, paragraph 5.3.1. through 5.3.3.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

NOTE: Paragraph 5.3.4.2 on page 28 of MIL-STD-973 should be numbered 5.3.4.1.4.

     3.2.3  Configuration Control.  The contractor shall implement configuration
            ---------------------
control in accordance with MIL-STD-973, paragraph 5.4. through 5.4.8.4.5. and Appendixes D and E.

     3.2.3.1  Requirements for Engineering Changes.  The contractor shall
              ------------------------------------
require the generation of an Engineering Change Proposal in accordance with MIL-STD-973, paragraph 5.4.2.

     3.2.3.2  Administrative Requirements.  The contractor shall perform the
              ---------------------------
administrative tasks of configuration control in accordance with MIL-STD-973, paragraph 5.4.2.2 and subparagraphs, and Appendix D.

     3.2.3.3  Class I Engineering Change Proposals.  The contractor shall
              ------------------------------------
document Class I engineering changes in accordance with MIL-STD-973, paragraph
5.4.2.3 and subparagraphs, except that paragraphs 5.4.2.3.3.1.2, and 5.4.2.3.5.1 do not apply.

     3.2.3.4  Class II Engineering Changes.  The contractor shall document Class
              ----------------------------
II engineering changes in accordance with MIL-STD-973, paragraph 5.4.2.4 and subparagraphs and Appendix D, except that paragraphs 5.4.2.4.4 and 5.4.2.4.5 do not apply.

     3.2.3.5  Requirements for Requests for Deviation (RFD).  The contractor
              ---------------------------------------------
shall process requests for deviation from the current approved configuration documentation in accordance with MIL-STD-973, paragraph 5.4.3 and subparagraphs and Appendix E.

     3.2.3.6  Requirements for Requests for Waiver (RFW).  The contractor shall
              ------------------------------------------
process requests for waiver from the current approved configuration documentation in accordance with MIL-STD-973, paragraph 5.4.4 and subparagraphs and Appendix E.

     3.2.3.7  Parts Substitutions.  The contractor shall substitute parts in
              -------------------
accordance with MIL-STD-973, paragraph 5.4.5 and the Parts Control Program requirements of this SOW.

     3.2.3.8  Requirements for Specification Change Notices (SCNs).  The
              ----------------------------------------------------
contractor shall document specification changes in accordance with MIL-STD-973, paragraph 5.4.6 and subparagraphs, and Appendix F.

     3.2.4  Configuration Audits.  Configuration audits shall be conducted in
            --------------------
accordance with the Configuration Audit Plan(s). A software Functional Configuration Audit (FCA) shall not be conducted.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.2.4.1  Contractor Participation and Responsibilities for Configuration
              ---------------------------------------------------------------
Audits.  The contractor shall participate and be responsible for supporting the
------
Government for configuration audits in accordance with MIL-STD-973, paragraph
5.6.1 and subparagraphs. At the completion of each audit, a Configuration Audit Summary Report shall be provided in accordance with the CDRL requirements.

     3.2.4.2  Functional Configuration Audit (FCA).  An FCA shall be conducted
              ------------------------------------
in accordance with MIL-STD-973, paragraph 5.6.2 and subparagraphs, and the Configuration Audit Plan. The FCA will consist of an examination of the Government approved Trainer Test Procedures and Results Report (TTPRR) as performed and recorded by the contractor. The examination will also include any subcontractor tests or performance records together with a review of the entire system level software identification(s) used to attain the test results/performance. Satisfactory completion of the FCA shall be a prerequisite for the Physical Configuration Audit (PCA).

     3.2.4.3  Physical Configuration Audit (PCA).  The PCA shall be conducted by
              ----------------------------------
the Government, with support form the contractor, in accordance with MIL-STD-973, paragraph 5.6.3 and subparagraphs, and the Configuration Audit Plan. The PCA shall be conducted following the satisfactory completion of the FCA. The Hardware PCA shall consist of an examination of the as-built trainer against its design documentation. Non-deliverable documents may be in contractor format and shall be examined only to determine contractor compliance with configuration management program requirements. The preliminary software PCA shall consist of examination of the as-built version of the CSCIs against technical documentation (software products specification), in order to preestablish the CSCIs' product baseline. The final software PCA shall be the formal examination of the CSCIs at completion of acceptance testing (Government Final Inspection), in order to establish the system product baseline prior to signing a DD-250.

     3.2.5  Subcontractor Control.  The contractor shall be responsible for
            ---------------------
ensuring that all hardware and software/formware along with documentation procured from subcontractors conforms to the requirements of this SOW.

     3.3  Reliability Program.  The contractor shall establish and maintain an
          -------------------
active and effective Reliability Program in accordance with the specified MIL-STD-785B tasks to fulfill the requirements of the contract. The contractor shall establish a reliability organization responsible for the planning and implementation of all reliability program activities. The contractor shall identify a Reliability Program Manager who is

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

given the necessary authority to effectively implement the Reliability Program.

     3.3.1  Reliability Engineering.  Reliability engineering shall be an
            -----------------------
integral part of the trainer design process, including design changes. The tasks required by MIL-STD-785 and the Purchase Description (PD) shall be the working tools that integrate reliability to the design. These quantitative and qualitative analyses shall determine where reliability sources shall be applied. They shall be used not only to determine the basic reliability of the system but also to identify the reliability critical areas which will need management and technical attention to determine the improvements needed to comply with the specified requirements. As a minimum the following tasks of MIL-STD-785 shall be performed: 101, 102, 103, 104, 203.

     3.3.2  Reliability Predictions.  A reliability block diagram of the entire
            -----------------------
trainer, including Non-Developmental Item (NDI) and Government-Furnished-Equipment (GFE) shall be developed and maintained by the contractor. The lowest level of assembly to appear in the diagram shall be the equipment level. Allocated and predicted failure rates or mean-time-between-failures (MTBF) shall be provided for each block. Predictions based on method 2004 of MIL-STD-765B shall be revised as required to accommodate design changes. Failure rates shall be obtained from MIL-HDBK-217F. Failure rates from other sources shall be submitted to the Government for approval prior to use. Designs with predictions less than 25 percent greater than the specified reliability shall be evaluated for further design improvements. If the allocated reliability cannot be attained by design alternatives, the Government shall be notified. Updated block diagrams shall be submitted to the Government throughout the contract via the reliability status reports.

     3.3.3  Failure Reporting, Analysis and Corrective Action.  The contractor
            -------------------------------------------------
shall establish and maintain a closed-loop FRACAS in accordance with task 104 of MIL-STD-785B and the requirements that follow. Failure reporting and analysis shall be initiated by the contractor for all failures that occur throughout development, manufacture, handling, checkout, and testing of the trainer. Criticality of failures shall be prioritized in accordance with their individual impact on the operational performance of the trainer. Failure analysis shall be initiated at the piece part level of assembly and shall be of sufficient depth as to permit the identification of failure causes and the necessary corrective actions. All failure analysis reports generated shall be closed out within 30 days of failure occurrence or rationale shall be provided for any extensions. The FRACAS, which shall be the responsibility of a central

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

technical group within the contractor's corporate management of failures exceeding the above closeout criteria and of ineffective corrective actions.
The FRACAS requirement shall be imposed to all subcontractors of trainer-unique equipment (TUE-See definition in the parts control program requirements section of this SOW). In instances when small subcontractors lack the facilities to perform in-depth failure analyses, the contractor shall arrange for the use of their facilities or those of an independent laboratory to conduct such analyses. The implementation of the FRACAS shall be defined and described in the reliability program plan. The contractor's existing failure reporting, analysis, and corrective action system shall be used with changes that will make it comply to the above requirements.


     3.4  Maintainability Program.  The contractor shall establish and maintain
          -----------------------
an active and effective Maintainability Program in accordance with the specified MIL-STD-470B tasks to fulfill the requirements of the contract. The contractor shall establish a maintainability organization responsible for the planning and implementation of all maintainability program activities.

     3.4.1  Maintainability Design.  Maintainability engineering shall be an
            ----------------------
integral part of the trainer design process, including design changes. The tasks required by MIL-STD-470B and the PD shall provide the means by which maintainability engineering will contribute to the design of the trainer including its fault detection and diagnostic subsystems at organizational, intermediate, and depot levels of application. Maintainability engineering shall closely interface with reliability engineering, value engineering, safety, etc. The following tasks of MIL-STD-470B shall be performed as of minimum: 101, 102, 103, 104, 203, 205, and 206.

     3.4.2  Maintainability Predictions.  A maintainability block diagram of the
            ---------------------------
entire trainer, including NDI shall be developed and maintained by the contractor. The lowest level of assembly to appear in the diagram shall be the equipment level. Allocated and predicted MTTR shall be provided for each block. The maintainability predictions shall be prepared in accordance with task 203 of MIL-STD-470 and MIL-HDBK-472, (Notice 1) procedure V, method B. Where predictions exceed the maintainability allocation, design alternatives shall be investigated. If the allocated maintainability cannot be attained by design alternatives, the Government shall be notified. Updated block diagrams shall be submitted to the Government throughout the contract via the maintainability status reporting.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.4.3  Maintainability Analysis.  The contractor shall conduct a
            ------------------------
maintainability analysis on the entire trainer in accordance with task 205 of MIL-STD-470B. Primary inputs to the analysis shall be obtained from contractor studies, engineering reports, and information provided by the Government. As a major task of the analysis, the contractor shall determine the parameters that are monitored by Build-In-Test (BIT), the false alarm rate for BIT, the proportion of faults detectable, and the mix of BIT, off-line automatic test, and manual test possible at all levels of repair. The maintainability analysis shall be used to establish design criteria and to verify that the design complies with the maintainability design requirements. The contractor shall present for Government approval a list of additional elements to be considered for analysis.

     3.4.4  Maintainability Design Criteria.  The contractor shall prepare and
            -------------------------------
periodically update detailed maintainability design criteria for the entire trainer in accordance with the requirements of task 206 of MIL-STD-470B. The results of the maintainability analysis shall be used when updating the design criteria. Appropriate consideration of design criteria by the contractor shall be reflected in design, reviews, design trade-offs, and item selection. A listing of maintainability guidelines, procedures, and design criteria including their source, shall be presented for Government approval. Specific design criteria shall be provided for fault detection and isolation, location and grouping of tests points, interchangeability, and physical and visual accessibility for repair and replacement.

     3.5  Reliability and Maintainability Audits.  The Government reserves the
          --------------------------------------
right to perform audits of contractor conformance to any or all contractual requirements, including reliability and maintainability programs, at any time during the performance of this contract. Due notice shall be provided to the contractor prior to conducting source audits.

     3.6  Non-Developmental Items (NDIS).  For purposes of this contract, NDI is
          ------------------------------
understood to mean already developed and available hardware capable of fulfilling contractual requirements either "as is" or with minor modifications. NDIs include the following four equipment categories:

     a. Category A. COTS equipment obtained from a domestic or foreign commercial market place. For purpose of Marine Corps Systems Comm and contracts, COTS equipment is defined as unmodified equipment, including printed circuit boards, produced by an established commercial manufacturer, used for other than Government purposes, and sold, manufactured, and delivered in substantial

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

          quantities to the general public (parties other than the Government and affiliates of the seller) during the course of conducting normal business operations. Quantities are sold, manufactured, and delivered are sufficient to constitute a real commercial market (See FAR 15.804.3). The Government reserves the right to determine whether total quantities delivered are substantial. COTS equipment must be manufactured on a continuous production line, or in production lots under lot and configuration controls, using an established manufacturing facility with a documented production quality record.

     b. Category B. Fully developed equipment obtained from a domestic or foreign commercial manufacturer. For purposes of Marine Corps Systems Command contracts, fully developed commercial equipment is defined as equipment which is fully developed, has been built (prototype, preproduction model, first production unit, etc.), is available for Government test and evaluation, and is manufactured by an established commercial manufactured with documented quality history.

     c. Category C. Equipment already developed and in use by the Marine Corps and other U.S. military services or Government agencies.

     d. Category D. Equipment already developed by foreign governments which can be supplied to the U.S. Marine Corps in accordance with mutual defense cooperation agreements and Federal/military services acquisition regulations.

     3.6.1  NDI Maintenance Documentation.  Maintenance documentation for NDI
            -----------------------------
shall be in accordance with MIL-M-7298D and TMCR 25-93.

     3.7  Replacement of Parts.  The Government reserves the right to inspect
          --------------------
parts and materials used to design and manufacture the trainers at any time up to its acceptance on-site, or through the end of any warranty period, to determine that only Government approved parts and materials have been used in the trainer designs and manufacturing. Any use of unapproved parts and materials shall result in replacement by the contractor with an approved part or material and correction of all assorted documentation and manuals at no additional cost to the Government. If any unapproved part or material is allowed to remain as a part of the trainers, a consideration shall be given to the Government by the contractor. The consideration offered

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

shall be reviewed as to its adequacy the technical activity and negotiated by the contracting officer.

     3.8  Electrostatic Discharge (ESD) Control Program.  The Contractor shall
          ---------------------------------------------
prepare and implement an ESD Control Program for the ISMT and IST in accordance with MIL-STD-1686A, Sections 5.1 through 5.10. The applicable portions of MIL-STD-1686A shall also be applied to subcontractor and suppliers to provide ESD protection for electrostatic discharge sensitive items.

The following precautions should be taken when handling semiconductor devices, circuit cards, and electronic equipment for the ISMT/IST:

     a.  Use ESD protective handling and packaging.

     b.   Affix ESD warning labels to protective packaging and to equipment.
     c. Use ESD identification markings on all ESD sensitive subassemblies which will be visible or handled during equipment maintenance.

     3.9  Packaging, Handling, Storage and Transportation.  The contractor shall
          -----------------------------------------------
be responsible for the application of preservation and packing on all items to be delivered under the terms of this contract. Packaging developed for military levels "A," "B," and "C" on all provisioned items will be in accordance with MIL-STD-2073-1B, MIL-STD-2073-2C, and MIL-STD-1686A. Commercial packaging shall be in accordance with ASTM D 3951-90. Marking for shipment and storage shall be in accordance with MIL-STD-129M. Marking of equipment shall be in accordance with MIL-STD-130G.

     3.9.1  Deployability.  The ISMT shall be capable of being packed in
            -------------
hardened cases for deployability.  These cases are described in paragraph
3.2.6.2 of the PD.

     3.10  Software/Firmware
           -----------------

     3.10.1  Software/Firmware Requirements.  The contractor shall analyze the
             ------------------------------
ISMT/IST software requirements and determine the functional performance requirements to be satisfied by the required software/firmware.

     3.10.2  NDI/Commercial Software Package.  The contractor may propose the
             -------------------------------
use of NDI or commercial software packages. The use of NDI or commercial software shall require prior approval by the Government prior to implementation. Previously developed software adopted for use in NDI or commercial systems need not have been developed in accordance with DOD-STD-2167A.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.11  Testing and Inspection.  The contractor shall provide a test plan for
           ----------------------
all government required testing. After each test, the contractor shall provide the results in accordance with the Government approved Trainer Test Procedures and Results Report (TTPRR). The Test Plan shall include an OCD as described below and a preliminary OCD.

     3.11.1  Government Operational Capabilities Demonstration (OCD).  A
             -------------------------------------------------------
government test team will conduct an OCD in order to accomplish acceptance testing of the first two ISMTs and the first two ISTs. The OCD shall be conducted in-plant. The contractor shall provide operation and maintenance support including repair parts, test equipment and services required for completing Government testing. Acceptance of the ISMT will be dependent on the results of the OCD.

     3.11.2  Responsibility for Inspection.  Unless otherwise specified in the
             -----------------------------
contract, the contractor is responsible for the performance of all inspection requirements. The Government reserves the right to perform any of the inspections set forth in this SOW where such inspections and tests are deemed necessary to ensure supplies and services conform to the prescribed requirements.

     3.12  Video Training Scenarios.  The contractor shall provide the video
           ------------------------
training scenarios described in the Purchase Description and the contract. Government Furnished Property (GFP) shall be used for the contractor to reproduce per the contract schedule. New video scenarios shall be developed as described below.

     3.12.1  Scenario Development.  The contractor shall video and record a
             --------------------
staged visual instructional media of selected events. Each video shall be approximately 15 minutes long and shall contain similar functional training events (i.e., MP shoot/no-shoot; fire team in the offense; squad in the defense, marksmanship qualification ranges; etc). The contractor shall establish a planned approach to developing the scripts, story-boards, shot list, production plan and edit decision list. The planned approach shall be defined by the Interactive Courseware Contract Work Plan. It shall include consideration for filming the necessary video sequences to be used in the final product and milestones which need to be accomplished to achieve the filming. The work plan shall provide level of effort by labor and material, a milestone chart and discussion of the contractor's technical approach for multiple scene video taping as part of their proposal.

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.12.2  Performance.  The contractor shall produce the following technical
             -----------
data to support production of video presentations.

     3.12.2.1  Script.  A script for each scenario.
               ------

     3.12.2.2  Storyboard.  Storyboards shall be included to represent each
               ----------
scene within the script.  Storyboards shall be in government specified format.

     3.12.2.3  Shot List.  The shot list shall provide a list  of video motion
               ---------
and still frame shots in shot sequence. The list shall be in government specified format.

     3.12.2.4  Production Plan.  The production plan shall contain information
               ---------------
required for coordination of the video. It shall be in government specified format.

     3.12.2.5  Edit Decision List.  The EDL shall provide directions to the
               ------------------
editor on assembly of the pre-master of master video edits and required treatments. It shall provide a cross reference to the script and storyboard with recommended or selected scenes. It shall be in government specified format.

     3.12.3  Review Requirements.  The contractor shall include in his
             -------------------
development plan a Government review of the filmed video sequences. The review of the video sequences shall be accomplished with a preliminary filming and review and a final filming and review. Criteria for acceptability shall be based on fulfilling the intent and content of the scripts and story-boards outlined in the Interactive Courseware Scripts and Story-boards.

     3.12.4  Filming Effort.  The contractor shall not plan to conduct any
             --------------
filming efforts requiring Government participation until after approval of the Interactive Courseware Scripts and Story-boards. The contractor shall notify the Government in writing, not later than 30 days prior to the dates, the dates in which the filming effort will need to take place, in order to satisfy the review criteria of the video sequences outlined in paragraph 3.12.3. The contractor shall provide notification to the Government in satisfying video production, i.e., weapon types, personnel required, etc. The contractor shall be responsible for filming equipment and for directing the filming effort to include camera direction and coaching personnel as to their necessary roles.

     3.12.5   Filming Location.  Filming locations shall be as follows:
              ----------------

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     a. Camp Lejeune N.C. for garrison, urban, jungle, woodland, beach and riverine scenes.

     b. MCB, Twenty-Nine Palms Ca. for desert and mountain scenes.

      3.12.6  Government Participation.  As a minimum, the Government will
              ------------------------
provide the personnel for acting and the necessary terrain locations for the filming effort. In addition, the Government will provide weapons (with blanks) as necessary for the filming of video sequences. The Government will attempt to accommodate any additional arrangements which might be necessary for successful production.

      3.13  Trainer Installation Requirements.  Acceptance of the first ISMT and
            ---------------------------------
IST shall be conducted in-plant. All other systems will be accepted at the delivery site. The contractor shall be responsible for successfully delivering and installing the training system to each of the delivery sites. Installation of the equipment shall include configuring the system for the installation room, mounting any special devices, and performing checkout to ensure no damage was incurred during shipment. The contractor shall be responsible to repair any damage to the equipment that may have occurred in shipment or installation.

     3.14  Integrated Logistic Support.  The contractor shall document in an ISP
           ---------------------------
an Integrated Logistic Support (ILS) program designed to provide timely planning, implementation, verification, and life cycle support (depot) for the Infantry Squad Trainer and the Indoor Simulated Marksmanship Trainer. The ILS program shall include all aspects of logistics including reliability, maintainability, safety and human factors engineering, to ensure cost effective logistic support over the life (fifteen years) of the trainer. The logistic support program that the Government has identified for these devices in this SOW and contract schedule provides for the materials and services needed to satisfy the operational requirements and maintenance concept.

     3.14.1   Maintenance Concept.  The Maintenance Concept for the ISMT/IST
              -------------------
shall be defined by two levels of maintenance, an organizational (user) level and a depot level. These levels are further defined below. The prime contractor shall support the trainer through a depot maintenance facility for an Initial Support Period (ISP). An ISP covers 12 months starting at the date of delivery for each system. The contractor shall document and establish a Contract Maintenance Plan per the concept described herein. This Maintenance Contract Plan shall be submitted to the government for approval. At the end of the ISP, at the option of the government, the prime contractor shall

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

continue to provide Maintenance support in one year intervals or the government may decide to compete a separate maintenance/logistics contract.

     3.14.1.1  Levels of Maintenance.  The levels of maintenance for these
               ---------------------
trainers consists of organizational and Depot Maintenance. Organizational maintenance shall be performed by on-site USMC personnel and Depot maintenance shall be performed by the contractor at an off-site facility.

     3.14.1.2  Organizational Maintenance.  Organizational maintenance shall
               --------------------------
consist of simple tasks and diagnosis performed by the USMC/user. USMC personnel will be able to perform the required tasks with the aid of Built-In-Test (BIT) and the Operation and Maintenance (O&M) Manual. Organizational maintenance shall consist of the following:

     a. Preventive maintenance. Preventive maintenance shall include start-up procedures, fault diagnostics, and preventive maintenance tasks of Training Unique and COTS equipment as identified in the documentation provided under this contract.

     b. Fault isolation. When a fault occurs, it will be isolated using BIT and procedures in the O&M Manual. Activities at this level will be limited to changing fuses, checking cable connections, rebooting the program, etc...

     c. Documentation and notification. Failure document, both hardware and software, will include system identification, description of discrepancy, mode of failure (activity at the time of failure), and actions taken. Prompt notification of failure to the depot will be via the toll-free number.

     d. Removal and replacement. The faulty repairable assembly will be removed from the trainer and replaced by a like unit shipped from the depot. Removal and replacement procedures will be available in the operation and maintenance manual.

     3.14.1.3  Built-In-Test (BIT).  The contractor shall ensure that a built
               -------------------
in, non-continuous, manually initiated fault detection and locating system is provided to detect performance degradation, and failures for all equipment. The BIT shall furnish the means of determining and displaying the functional status of the training device and subsystems down to the Lowest Repairable Unit (LRU).

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     3.14.1.4   Depot Maintenance . The contractor shall perform depot support
                -----------------
functions in accordance with the procedures described herein and the Depot Maintenance Manual. The contractor and the PCO's designated representative shall from time to time review the contractor's maintenance procedures to ensure accuracy and adequacy. Should such maintenance procedures be found incorrect or incomplete, the contractor shall revise them. The revised procedures will be subject to the approval of the PCO's designated representative.

     3.14.1.5  Depot Support.  Depot Support as described herein shall also be
               -------------
considered Contractor Logistics Support (CLS). An off-site maintenance facility shall be established by the contractor to provide for inventory control and repair of the training device(s)/LRUs. A toll free, 24 hour "Hot Line" shall be established by the contractor to facilitate notification of defective systems. The contractor shall respond within 12 hours of notification (excluding weekends and holidays) to assist in fault isolation. If correction via the telephone is not possible, the contractor shall arrange for shipment of a like assembly/LRU (Spare) to the user. The spare shall be taken from an established stock procured under this contract. The faulty part shall be returned to the depot in the reusable transit case that the contractor used to ship the spare. The contractor shall be responsible for repairing the faulty assembly and returning it to the stock of spares. Additionally, the contractor shall be responsible for all fielded training devices at the time of option exercise and for any or
all training devices that are fielded during the performance period.    Depot
Maintenance shall include (but is not limited to) the following:

     a. Inventory control. The contractor shall be responsible for inventory control, storage, inspection, and levels of depot spares under his control.

     b. Storage. The contractor shall operate a storage facility for ISMT/ISTs and spare parts and assemblies. Storage shall be maintained in such a way that systems and spares shall remain undamaged and organized so that quick inventory can be made. The contractor shall maintain inventory control records, and conduct periodic (at least quarterly) inventories. The PCO's designated representative shall perform spot inspections from time to time to ensure proper inventory control. Inventory records shall include those components that have been returned for repair.

     c. Reports. The contractor shall provide the status repairs, inventories and services for all systems and

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

          assemblies in a monthly Consumption/Usage Status Report.

     d. ILS coordination. The contractor shall act as ILS Coordinator and provide liaison (as required) to support fielded systems.

     e. Shipping and receiving. The contractor shall be responsible for shipping and receiving systems and assemblies. The contractor shall immediately, upon notification from the user or authorized representative, ship a spare system or assembly to the user. Upon receipt by the user, the user shall return the defective assembly to the depot via the prepaid, reusable shipping case that the replacement assembly was shipped in. All defective systems and assemblies returned to the depot shall be put into the maintenance cycle immediately. Repaired systems and assemblies shall be returned to storage. All shipping charges shall be billed as Repair of Repairable items.

     f. Packaging and marking. The contractor shall be responsible for packaging and marking the system and assemblies to be shipped. All equipment shall be preserved and packed in accordance with best commercial practices to ensure against deterioration and damage while in transit and handling.

          Reusable, modularized shipping cases shall be constructed for shipment of assemblies to and from the depot. The shipping containers shall be designed and constructed to ensure acceptance by common carrier and safe delivery.

     g. Inspection and repair. The contractor shall inspect and test for faults in each system and assembly received from the user. This inspection shall be observed by the PCO's designated representative and made a part of the Consumption/Usage Reports (applies to both the IST and ISHT), and should indicate: date received, condition (i.e., broken... ), evaluation, etc... Following the identification of faults and subsequent approval and authorization to proceed from the authorized Government Representative, the contractor shall restore the system to an operable condition and return it to the depot inventory. All maintenance/repair charges shall be billed under the Repair of Repairables line item. All systems and assemblies shipped to the field shall be inspected and

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

          operational tests performed prior to shipment in accordance with the contract schedule.

     h. Modifications. The contractor shall be responsible for the installation of all approved trainer modifications and updates to the technical documentation under his control, as required.

     i. Staffing and scheduling. The contractor shall exercise management over his employees and retain full responsibility for performance under this contract to assure availability and training effectiveness of the trainer. The Government shall not exercise any supervision or control over the contractor employees.

     3.14.1.6  On-call Engineering Services.  The contractor shall provide Time
               ----------------------------
and Material On-call Engineering Services for the duration of the contract beginning at Government acceptance of the first device at the site or as authorized by the PCO. The services shall include hardware and software engineering, maintenance, and training support at the device installation sites, or as designated by the PCO by qualified personnel. An "After Action Report" (in contractors format) shall be submitted to the PCO's designated representative following completion of the service.

     3.14.1.7  Repair of Repairables.  The contractor shall provide Time and
               ---------------------
Material repair services for the devices and simulated weapons, spares and repairables, and associated test and support equipment on an as required basis as authorized by the PCO's designated representative, as long as the depot is maintained by the prime manufacturer.

          The repairs shall consist of all materials, labor, and services necessary to fault isolate, repair, calibrate, and restore to operating condition the repairable components of the device, spares and repairables, and associated test and support equipment. The services, labor, and materials to be provided shall include, but are not limited to, unpacking, disassembly, storage, inspection, check out, repair, modification, calibration, test reassembly, packaging, and shipping.

     Items shall be repaired and tested to conform with the appropriate equipment drawings and specifications in effect at the time work is performed unless otherwise directed by the PCO. All units repaired shall be tested by the contractor to ensure that the unit, as repaired, is in first class, serviceable condition. "Serviceable", as applied to the repaired units, means capable of functioning and performing in the same manner as

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

an identical new unit though the components or the unit may not have the appearance of newness.

     The contractor shall promptly commence the work specified in the approved work request and shall complete the work within a turn-around time of ten calendar days.

     3.14.2  Conferences.
             -----------

     3.14.2.1  Program Reviews.  the first required Program Review shall be held
               ---------------
not later than 60 days after contract award. It shall be held at the contractor's site. Subsequent Program Reviews shall be conducted every 60 days afterwards, as required, at a site to be determined. At a minimum, a subsequent Program Review shall be conducted not earlier than 60 days prior to delivery of the first ISMT and the first IST. These reviews shall include, as appropriate, all engineering and ILS scheduled conferences. These conferences shall provide attendees with current information regarding the program. The contractor shall propose an agenda for each Review which shall be submitted to the Government for approval not later than 30 days prior to the Review. The contractor shall submit minutes of each Review to the government not later than 30 days after each Review.

     3.14.2.2  ILS Conference.  An ILS Conference shall be held at the
               --------------
contractor's facility approximately three to six months after the beginning of device fielding. This conference will verify all logistic items; inventory of spares, storage, and maintenance procedures.

     3.14.3  Operator Training Program.  The contractor shall provide training
             -------------------------
to the operator during installation at each site. This training shall be conducted in a minimum of one (1) eight hour session and a maximum of two (2) eight hour sessions. The training shall cover set-up procedures, power up, BIT, alignment, weapon zeroing, menu review, removal/replacement of components, shut down procedures, preparation for transport, and cleaning. The instruction shall be structured to provide at least 70 percent "Hands On" training. The class size for each site will range from 5 to 15 personnel with varied MOS(s). Courseware required for this instruction and follow-on training is an On-the-Job Training Handbook developed in accordance with MIL-STD-1379D.

     3.14.4  Technical Documentation (TD).
             ----------------------------

     3.14.4.1  Commercial Manuals.  The contractor shall provide a commercial
               ------------------
manual to support operation and maintenance of the ISMT/IST. The manual shall contain:

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

          a.  Description and leading particulars.
          b. Installation; networking instructions to include software use and cabling.
          c. Operation.
          d. Theory of operation, if applicable.
          e. Maintenance.
          f. Maintenance diagrams.
          g. Parts catalog.

     3.14.4.2   Supplementation.  Should the commercial manuals require
                ---------------
supplementation for Government acceptance, the contractor shall prepare supplementary material within 60 days, as directed by the Government.

     3.14.4.3   Validation. The contractor shall validate the commercial manuals
                ----------
and any supplementary material. All material changed or added shall be validated during a TD conference.

     3.14.4.4  Overpack Instructions.  Upon approval of the commercial manuals
               ---------------------
by the Government, the contractor shall overpack two (2) sets of manuals with each end item for delivery.

     3.14.4.5   Change Pages.  The contractor shall provide page changes to the
                ------------
manuals as changes occur, in the same quantities as the basic manual submission when these changes apply to the Government system. The Government requires notification of all changes and revisions to the manuals during the expected 15 year life of the equipment. Notice of new models when they are available, is also required for Government information.

     3.14.4.6   Copyright Material.  The contractor shall identify copyrighted
                ------------------
material, if any, and shall obtain the written approvals of both the copyright owner and the Contracting Officer prior to its use. The contractor shall furnish appropriate copyright release giving the Government permission to reproduce and use copyrighted information. When the contractor uses a manual which covers a vendor's components or a portion thereof and the vendor's manual contains copyrighted material, the contractor shall be responsible for obtaining a copyright release from the vendor and providing the copyright release to the Government. Copyright releases will be furnished to the Government concurrent with the final manuals.

     3.14.4.7  COTS Documentation.  The COTS documentation shall provide for all
               ------------------
COTS equipment associated with the devices.

     3.14.4.7.1   Other Data.  The documentation shall also include the
                  ----------
following data:

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     a. Training Device Inventory Record (TDIR).

     b.   Training Equipment Summary (TES).

     3.14.4.8   Maintenance Contract Data.  The contractor shall provide the
                -------------------------
technical documentation required for the government to compete a commercial maintenance contract for the ISMT/IST . This documentation shall include a Depot Maintenance Manual. "Maintenance Contract Data" stipulates that the contractor shall provide the technical data, with Government Purpose License Rights (GPLR), necessary for the purpose of competing a commercial depot maintenance contract. It is the government's intent that this data may also be used for the purpose of competing a modification to the trainer should a requirement develop.

     3.14.4.9  Reprocurement Data.  The contractor shall provide the technical
               ------------------
documentation required for the government to conduct a reprocurement, such that the system procured by the reprocurement will interface with the systems procured under this Purchase Description. "Reprocurement Data" stipulates that the contractor shall provide the technical data, with Government Purpose License Rights (GPLR), necessary for the purpose of the Government conducting reprocurement. It is the Government's intent that this data may also be used for the purpose of competing a modification to the trainer should a requirement develop.

     3.14.4.10  Verification/Validation (V&V) of TD.
                -----------------------------------

     3.14.4.10.1  Validation.  Validation of the TD shall be accomplished by the
                  ----------
contractor in-plant before submittal to the Government according to the Technical Manual Validation Plan, (applies to both the IST and ISMT). The Government reserves the right to witness validation at any time prior to submittal of the document to the Government.

      3.14.4.10.2  Validation Certification.  Each technical manual shall
                   ------------------------
contain a certification certificate completed by the contractor ascertaining the accuracy of the manual.

     3.14.4.10.3  Verification. Verification of the TD shall be performed by the
                  ------------
Government or an Independent third party contractor.

     3.14.4.11  TD Conferences.  The following conferences shall be held in
                --------------
support of the TD and held as side meetings during regularly scheduled Program Reviews and the ILS Verification Conference:

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     a.  TD planning conferences.

     b.  TD IPRs.

     3.14.4.11.1  TD Planning Conference.  The purpose of the TD planning
                  ----------------------
conference is to define the Government's requirements for the technical documentation and ensure mutual understanding between Government and contractor personnel.

     3.14.4.11.2  TD IPR.  The purpose of these conferences is to monitor the
                  ------
status/preparation of the TD at the 30 percent and 80 percent completion levels. A manuscript copy of the operation and maintenance manual shall be available 14 days prior to the start of each IPR.

     3.14.4.12  Proprietary Data.  The contractor shall identify in the proposal
                ----------------
any proprietary rights held for the proposed system. The contractor shall list which discreet items are proprietary in the proposal.

     3.14.5  Material Support/Provisioned Items.
             ----------------------------------

     3.14.5.1  Prime Contractor Initial Support Items (ISI).  The contractor
               --------------------------------------------
shall develop a recommended ISI List (ISIL). The ISIL shall consist of two parts. The first part shall include those items necessary to support the user for a 60 day period and shall consist primarily of consumables. The second part shall consist of the spare/repairable parts (LRU) necessary to support the basic contract depot requirements for one year. Prime unique ISI to be delivered shall be the same as, interchangeable with, or meet the form, fit and function requirements of the items included in the delivered training device, system, and equipment. The ISIL shall consist of all major assemblies, power supplies, spares (repairable items) and consumable required to support the trainer in an operable condition. From this recommended ISIL, the government will procure the necessary support items. The contractor's responsibility for providing ISI for prime hardware shall not be limited to items listed on the ISIL. The Government may choose to procure additional prime items, as necessary, or it may tailor the ISIL for the support of the trainer.

     Definitions:

     a. INITIAL SUPPORT ITEMS - shall consist of Spares (repairable items) and parts (consumable items) required to support the training device.

     b. PRIME UNIQUE INITIAL SUPPORT ITEMS - shall consist of those items which the contractor is the actual manufacturer, having the design control responsibility and which are

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

     manufactured, subcontracted for, or modified by the prime contractor solely for the training device.

     3.14.5.2  Follow-on Items.  If the government exercises its option to have
               ---------------
the prime contractor continue to provide depot maintenance, the contractor shall provide a follow-on support items list based on updated quantities of systems to be supported and maintenance history. Increased quantities of spare weapons shall be procured against the same CLIN as the production weapons.

     3.14.5.3 Prime Contractor Tools and Test Equipment (TTE).  The TTE shall
              -----------------------------------------------
consist of those support items manufactured or modified by the prime contractor, that have singular and peculiar application to the maintenance of the trainer. The Government shall select items from the Tools and Test Equipment List (TTEL) to be provided per DD 1423.

     Definition:

     TOOLS & TEST EQUIPMENT - shall consist of those items that are not an integral part of the end item, but are required to inspect, test, calibrate, service, repair, or overhaul the end item. Common hand tools are not considered to be in this category.

     3.14.5.4  Vendor ISI and TTE.  ISI and TTE needed to support and maintain
               ------------------
hardware utilized by the device shall be provided in accordance with Section H of the contract. These items shall be selected for procurement by the Government from the ISIL and TTEL. The contractor will only be reimbursed for vendor ISI and TTE unburdened costs (i.e., no G and A), overhead, profit or other add-ons). Burdened costs will be accounted for under the appropriate vendor technical support line item.

     Definition:

     VENDOR ISI AND TTE - those items which are attached or used to maintain the end item which are procured and unmodified by the prime contractor and available on the open market.

     3.14.5.5  Vendor Technical Support.  The contractor shall conduct
               ------------------------
acquisition in accordance with vendor Provisioned Item Orders (PIO), so that all items are delivered in a configuration that will support the delivered trainer. Included are those efforts to identify sources, order, receive, inspect, accept, inventory, package, mark, ship to site, store, process payment, and configuration cross check all vendor manufactured initial support items that have been selected and ordered by the Government. The contractor shall also be responsible for

MARCORSYSCOM STATEMENT OF WORK: ISMT and IST

replacement of incorrect configuration for use upon delivery. The contractor shall be responsible for all costs and efforts, from the point of the Government issued PIO to final Government acceptance at the specified location. Initial funding for this line item will be based on the number of estimated line items proposed and negotiated. When item counts are less or greater than five percent of negotiated line item count, a proportional value will be added to or taken away for each item.

     3.14.6   Warranties. The contractor shall notify vendors supplying
              ----------
equipment for trainers procured by MARCORSYSCOM that the Government will be the end user of such equipment. All warranties, guarantees or services remaining in effect at the time the Government takes possession of the trainer will be transferred to the Government. The contractor shall establish and maintain a listing of all COTS items which furnish standard warranties as part of the purchase price. The listing shall identify the equipment by nomenclature and serial number, length of warranty, effective date and time remaining at the time of delivery to the Government, method of contact for arrangement of repairs/service, and the conditions of the warranty.

     3.14.7  Safety.  The contractor shall implement a System Safety Program in
             ------
accordance with Task 101 and Section 4 of MIL-STD-882C. The contractor shall develop a Safety Assessment Report (SAR) in accordance with Task 301 of MIL-STD-882C and Data Item Description DI-SAFT-80102A. The Government will notify the contractor if the SAR is acceptable in accordance with the CDRL.

     3.15  Program Status.  The contractor shall provide a monthly   status and
           --------------
management report. This report shall provide a review of work accomplished, a status of deliverables and expenditures, a summary of problems, risks and issues for the reporting period (previous 30 days).

                          MARINE CORPS SYSTEMS COMMAND
                               QUANTICO VIRGINIA

                            PURCHASE DESCRIPTION FOR

                         INDOOR SIMULATED MARKSMANSHIP
                                      and
                          INFANTRY SQUAD TRAINER (IST)

                             MARCORSYSCOM PD-94-003



                           PROJECT OFFICER:  /s/  J.P. McGovern
                                            -------------------
                                            Maj J.P. McGOVERN



                                                                  ATTACHMENT (2)

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

1.            SCOPE.......................................      1
1.1           Description.................................      1
1.2.          Purpose.....................................      1
1.3           Definition..................................      1
2.            APPLICABLE DOCUMENTS........................      1
2.1           Government documents........................      1
2.2           Non-Government documents....................      3
3.            REQUIREMENTS................................      4
3.1           Trainer definition..........................      4
3.1.1         Trainer control.............................      4
3.1.2         Trainer interface...........................      4
3.1.3         Major components............................      5
3.1.4         Government-furnished property list..........      5
3.1.5         Government-loaned property list.............      5
3.2           Characteristics.............................      5
3.2.1         Performance.................................      5
3.2.1.1       Instructor station performance..............      5
3.2.1.1.1     Selection of modes..........................      5
3.2.1.1.2     Exercise Initiation.........................      6
3.2.1.1.3     Freezing of the simulation..................      6
3.2.1.2       Trainee firing positions....................      7
3.2.1.2.1     Zeroing the simulated weapon for system
              correction..................................      6
3.2.1.2.2     Modes of operation..........................      6
3.2.1.2.2.1   Mode 1 operation............................      7
3.2.1.2.2.2   Target simulation...........................      7
3.2.1.2.2.3   Windage requirements........................      8
3.2.1.2.2.4   Simulated course scenarios..................      8
3.2.1.2.2.5   9MM Service pistol Qualification Course.....      8
3.2.1.2.2.6   M16A2 Known Distance Marksmanship Course....      8
3.2.1.2.3     Mode 2 operation............................      9
3.2.1.2.3.1   Target simulation...........................      9
3.2.1.2.3.2   Simulated shoot/no-shoot scenarios..........      9
3.2.1.2.3.3   Close Quarter Battle/Marine Security Guard
              and Marine Corpos Security Force
              scenarios...................................     10
3.2.1.2.3.4   Simulated combat scenarios..................     10
3.2.1.3       Indication of rounds fired..................     10
3.2.1.3.1     Marksmanship rounds.........................     10
3.2.1.3.2     Shoot/No-shoot rounds.......................     11
3.2.1.3.3     Close Quarter Battle/Marine Security
              Guard and Marine Corpos Security
              Force scenarios.............................     11
3.2.1.3.4     Combat rounds...............................     11
3.2.1.4       Weapon performance..........................     11
3.2.1.4.1     Weapon weight specifications................     12
3.2.1.4.2     Weapon recoil...............................     12
3.2.1.4.3     Other weapon characteristics................     12
3.2.1.4.4     Future weapons..............................     12

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

3.2.1.5       Target acquisition and resolution...........     12
3.2.1.6       Visual projection and resolution............     13
3.2.1.6.1     Real images or graphics.....................     13
3.2.1.7       Performance data............................     13
3.2.1.7.1     Performance data for mode 1.................     13
3.2.1.7.2     Performance data for mode 2.................     14
3.2.1.7.3     Cumulative data.............................     14
3.2.2         Physical characteristics....................     15
3.2.2.1       Electromagnetic requirements................     14
3.2.2.2       Equipment room sizes........................     15
3.2.2.3       Ceiling height..............................     15
3.2.2.4       Equipment size..............................     15
3.2.2.5       Trainer maintenance access..................     16
3.2.2.6       Raised flooring.............................     16
3.2.2.7       Ground resistance...........................     16
3.2.2.8       Power.......................................     16
3.2.2.8.1     Power design................................     16
3.2.2.8.2     Power factor................................     16
3.2.2.8.3     Frequency...................................     16
3.2.2.8.4     Power line monitoring and protection........     16
3.2.2.8.5     Power interruption..........................     16
3.2.2.9       Equipment cooling...........................     16
3.2.2.10      Trainer utility power.......................     16
3.2.2.11      Facilities..................................     17
3.2.2.12      Set-up time.................................     17
3.2.3         Reliability.................................     17
3.2.3.1       Reliability quantitative requirements.......     17
3.2.3.2       Weapons Reliability.........................     17
3.2.3.3       Parts selection.............................     17
3.2.3.4       Stress derating criteria....................     17
3.2.4         Maintainability.............................     18
3.2.4.1       Maintainability quantitative
              requirements................................     17
3.2.4.2       Maintenance activity definition.............     18
3.2.4.3       Qualitative maintainability.................     18
3.2.4.3.1     Special tools...............................     18
3.2.4.3.2     Design for testability......................     18
3.2.4.3.3     Lamps.......................................     19
3.2.4.3.4     Blown fuse indicator light..................     19
3.2.4.3.5     Accessibility...............................     19
3.2.4.3.5.1   Cable slack.................................     19
3.2.4.3.5.2   Assemblies..................................     19
3.2.4.3.5.3   Wiring board extender cards.................     20
3.2.4.3.5.4   Covers, panels, and doors...................     20
3.2.4.3.5.5   Handles.....................................     20
3.2.4.3.5.6   Replacement of modular assemblies...........     20
3.2.4.3.6     Identification and marking..................     20
3.2.4.3.6.1   Assemblies/units/models.....................     20
3.2.4.3.6.2   Non-Developmental Item (NDI) marking........     20

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

3.2.4.3.6.3   NDI identification, nameplates, and
              labels......................................     21
3.2.4.3.6.4   Cable and wire markings.....................     21
3.2.4.3.6.5   Terminals, boards, and strips...............     22
3.2.4.3.6.6   ESD marking.................................     22
3.2.4.3.7     Cabinet door locks..........................     22
3.2.4.4       Circuit card design.........................     23
3.2.4.4.1     Circuit card connectors.....................     23
3.2.4.4.2     Circuit card connectors, power, and
              ground......................................     23
3.2.5         Environmental conditions....................     23
3.2.5.1       Standard temperature and humidity...........     23
3.2.6         Transportability............................     23
3.2.6.1       Transit cases...............................     23
3.2.6.2       Deployable cases............................     24
3.2.6.3       Portability.................................     24
3.3           Design and construction.....................     24
3.3.1         Materials...................................     24
3.3.1.1       Flammable materials.........................     24
3.3.1.2       Fungus-inert materials......................     24
3.3.1.3       Toxic materials.............................     24
3.3.1.4       Metals......................................     24
3.3.1.4.1     Corrosion-resistant metals..................     24
3.3.1.4.2     Dissimilar metals...........................     25
3.3.1.4       Wood products...............................     25
3.3.2         Selection of parts..........................     25
3.3.3         Processes...................................     25
3.3.3.1       Protective finishes and coatings............     25
3.3.3.2       Corrosion prevention and control
              materials prohibitions......................     25
3.3.3.3       Riveting....................................     26
3.3.3.4       Electrical soldering........................     26
3.3.3.5       Solderless electrical connections
              (wrapped)...................................     26
3.3.3.6       Welding.....................................     27
3.3.3.7       Wiring practices............................     27
3.3.4         Workmanship.................................     27
3.4           Documentation...............................     27
3.5           Logistics program requirements..............     27
3.6           Personnel and training......................     27
3.7           Details of components.......................     27
3.7.1         Instructor station..........................     27
3.7.1.1       Instructor station computer enclosure.......     28
3.7.1.2       CRT terminal/Input Device...................     28
3.7.1.3       Printer.....................................     29
3.7.1.4       Primary power control.......................     28
3.7.1.5       Storage area................................     29
3.7.2         Trainee firing position.....................     29
3.7.2.1       Weapons.....................................     29

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

3.7.2.1.1      Specific weapon characteristics.............     30
3.7.2.1.2      Recoil......................................     31
3.7.2.1.3      Ammunition..................................     31
3.7.2.1.3.1    Simulated Projectiles.......................     32
3.7.2.1.3.2    Ammunition Effects..........................     32
3.7.2.2        Supporting Arms.............................     32
3.7.2.3        Night vision................................     33
3.7.2.4        Shoot back capability.......................     33
3.7.2.5        Ear protection..............................     33
3.7.3          Audiovisual system..........................     33
3.7.3.1        Visual system...............................     33
3.7.3.1.1      Large screen display........................     33
3.7.3.2        Audio system................................     33
3.7.4          Lighting system.............................     34
3.7.5          Digital computer system and software
               requirements................................     34
3.7.5.1        Trainer system processing resource..........     34
3.7.5.1.1      Digital computer system hardware
               requirements................................     34
3.7.5.1.1.1    System operator's console...................     35
3.7.5.1.1.2    System memory...............................     35
3.7.5.1.1.2.1  Shared or reflective main memory............     35
3.7.5.1.1.3    System spare capacity.......................     36
3.7.5.1.1.4    Disk system requirements....................     36
3.7.5.1.1.5    Computer power operation....................     37
3.7.5.1.1.6    Computer I/O capability.....................     37
3.7.5.1.1.7    Computer local area network.................     37
3.7.5.1.1.7.1  Interface failure...........................     38
3.7.5.1.1.7.2  System terminal access......................     38
3.7.5.1.1.7.3  Expansion capability........................     38
3.7.5.1.1.8    Digital computer speed......................     38
3.7.5.1.2      Trainer Systems Software (TSS) programming
               requirements................................     38
3.7.5.1.2.1    Design requirements.........................     38
3.7.5.1.2.1.1  Program language............................     38
3.7.5.1.2.2    Software components.........................     39
3.7.5.1.2.3    Physical tape description...................     40
3.7.5.1.2.4    Recording mode and density..................     40
3.7.5.1.2.5    Source program tapes........................     41
3.7.5.1.2.6    Object program tapes........................     41
3.7.5.1.2.7    Data tapes..................................     41
3.7.5.1.2.8    Magnetic tape cartridge labeling............     41
3.7.5.1.3      Design and coding constraints...............     41
3.7.5.1.4      Trainer support system......................     41
3.7.5.1.4.1    Support system hardware.....................     41
3.7.5.1.4.2    Support system software.....................     43
3.7.5.1.4.2.1  Ada programming support environment.........     43
3.8            Scenarios...................................     44
3.8.1          Scenario Definition.........................     44

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

3.8.2             Marksmanship Qualification Courses......     45
3.8.2.1           M-16A2 Rifle Marksmanship...............     45
3.8.2.2           Other Qualification Courses.............     45
3.8.3             Combat Scenarios........................     46
3.8.3.1           Combat Scenario Ranges..................     46
3.8.4             Shoot/No-shoot..........................     46
3.8.5             Scenario Generation.....................     46
3.9               Infantry Squad Trainer (IST)............     46
3.9.1             IST Training............................     47
3.9.2             Large Screen Display for IST............     47
3.10              Order of precedence.....................     47
4.                QUALITY ASSURANCE PROVISIONS............     47
4.1.              General.................................     47
4.1.1             Responsibility for inspection...........     47
4.1.2             Special tests and examinations..........     48
4.2               Quality conformance inspections.........     48

                                   APPENDIXES

                                  APPENDIX A:

                  Visual System Purchase Description
                  For The Indoor Simulated Marksmanship
                  Trainer With Forward Observer And
                  Night Vision.............................   A-1
10                SCOPE....................................   A-1
20                REFERENCED DOCUMENTS....................    A-1
20.1              Government documents....................    A-1
30.1              Item definition.........................    A-1
30.1.1            Item diagram............................    A-1
30.1.2.2          Electronic interface....................    A-1
30.1.2.3          Software interface......................    A-2
30.1.2.4          Interface data list.....................    A-2
30.1.3            Major component list....................    A-2
30.1.3.1          Image processor subsystem...............    A-2
30.1.3.2          Image display subsystems................    A-2
30.1.3.3          Image data base.........................    A-3
30.1.3.4          Operating and maintenance software and
                  hardware................................    A-3
30.2              Characteristics.........................    A-3
30.2.1            Performance.............................    A-3
30.2.1.1          Functional training capabilities........    A-3
30.2.1.1.1        Training tasks..........................    A-4
30.2.1.1.2        General training scene requirements.....    A-5
30.2.1.1.2.1      Training scene discontinuities and
                  irregularities..........................    A-5
30.2.1.1.2.2      Range of engagement.....................    A-5
30.2.1.1.3        Night vision scope training.............    A-6

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----

30.2.1.1.2.3      FO combat scenes........................    A-6
30.2.1.2          Special real-time processing............    A-6
30.2.1.2.1        Illumination............................    A-6
30.2.1.2.1.1      Time of day.............................    A-6
30.2.1.2.1.3      Night vision training illumination......    A-6
30.2.1.2.2        Visual simulation of motion.............    A-6
30.2.1.2.2.1      Moving targets..........................    A-6
30.2.1.2.2.2      Animation and special effects...........    A-7
30.2.1.2.2.2.1    Weapons fire and weapons impact
                  effects.................................    A-7
30.2.1.2.2.2.1.1  FO training: weapons effect origin......    A-8
30.2.1.2.2.2.1.4  FO training: time of flight.............    A-8
30.2.1.2.2.2.1.5  FO training: weapons rounds.............    A-8
30.2.1.2.2.2.1.6  FO training: simultaneous mission.......    A-8
30.2.1.2.2.2.2    Weapons fire............................    A-8
30.2.1.2.3        Wind speed and direction................    A-8
30.2.1.2.4        Graphic overlays........................    A-8
30.2.1.2.4.1      M2 compass simulation...................    A-8
30.2.1.2.5        FO: special geometric computations......    A-9
30.2.1.3          Image quality...........................    A-9
30.2.1.3.1        Total visual field of view..............    A-9
30.2.1.3.2        Visual image sharpness..................    A-9
30.2.1.3.3        Luminance...............................   A-10
30.2.1.3.3.1      Luminance variation.....................   A-10
30.2.1.3.3.2      Contrast................................   A-10
30.2.1.3.3.3      Luminance (night vision scope
                  training)...............................   A-10
30.2.1.3.4        Color...................................   A-10
30.2.1.3.4.1      Color processing........................   A-11
30.2.1.3.4.2      Color registration......................   A-11
30.2.1.3.5        Image perspective and geometric
                  accuracy................................   A-11
30.2.1.3.5.1      Total geometric distortion..............   A-11
30.2.1.3.5.2      Relative geometric distortion...........   A-11
30.2.1.3.6        Adjacent channel matching...............   A-11
30.2.1.3.7        Image stability.........................   A-12
30.2.1.3.8        Video rates.............................   A-12
30.2.1.3.9        Update rate.............................   A-12
30.2.1.3.10       Transport delay.........................   A-12
30.2.1.3.11       Occulting...............................   A-12
30.2.1.3.12       Smear...................................   A-12
30.2.1.3.13       Flicker.................................   A-12
30.2.1.3.14       Stepping................................   A-12
30.3              Design requirements.....................   A-12
30.3.1            General design requirements.............   A-12
30.3.2            Design to minimize risk.................   A-12
30.3.4            Design optimization.....................   A-12
30.3.5            Environment models development..........   A-13

                               TABLE OF CONTENTS

PARAGRAPH     TITLE                                          PAGE
---------     -----                                          ----


30.3.5.1          Compensation for image system
                  limitations.............................   A-13
30.3.5.1.1        Enhanced cues...........................   A-13
30.3.5.2          Environment continuity and blending.....   A-13
30.4              Major component characteristics.........   A-13
30.4.1            Image processor subsystem...............   A-13
30.4.1.1          Depth complexity........................   A-13
30.4.1.2          Displayed image artifacts...............   A-13
30.4.2            Display subsystem.......................   A-14
30.4.2.1          Image distance..........................   A-14
30.4.2.2          Night vision scope training
                  configuration...........................   A-14
30.4.4            Image database..........................   A-15
30.4.4.1          FO training: general database
                  requirements............................   A-15
30.4.4.1.2        FO training: terrain database range
                  data....................................   A-15
30.4.4.1.3        Fo training: terrain database
                  elevation data..........................   A-15
30.4.4.2          FO training: database correlation.......   A-15
30.4.4.2.1        Terrain accuracy........................   A-15
30.4.4.2.2        Map accuracy............................   A-15
30.4.4.3          FO training: specific geographic
                  areas...................................   A-15
30.4.4.4          FO training: general use models.........   A-16
30.4.4.5          FO training: target hit planes..........   A-17
30.4.4.6          FO training: travel paths...............   A-17
30.4.5            Operating and maintenance software......   A-17
30.4.6            Expansion and changes...................   A-17

                          MARINE CORPS SYSTEMS COMMAND
                               QUANTICO VIRGINIA

                            PURCHASE DESCRIPTION FOR

                  INDOOR SIMULATED MARKSMANSHIP TRAINER (ISMT)
                                      and
                          INFANTRY SQUAD TRAINER (IST)

1.                SCOPE

1.1               Description.  The Indoor Simulated Marksmanship Training
                  -----------
System (ISMT) and the Infantry Squad Trainer (ITS) shall be a simulated marksmanship trainer for indoor positions. Each firing position shall be capable of operating the weapons listed in 3.1.3. The ISMT shall have four firing positions and the IST shall have 12 firing positions. A large screen display shall be provided on which simulated targets are projected. The simulated weapons shall be used to fire upon the projected targets with an indication, as specified, of the round fired. The instructor station shall control the training and provide feedback of the results.

1.2.              Purpose.  The ISMT/IST device(s) shall be used to instruct and
                  -------
train marksmanship qualification, combat marksmanship and judgmental shoot/no-shoot skills. ISMT/IST devices shall also provide monitor spotting and control of indirect fire and night vision training capabilities in addition to the baseline features.

1.3               Definition.  The ISMT is a four lane individual or fire team
                  ----------
trainer. The IST refers to a 12 lane squad trainer. Unless otherwise specified, the terms "trainer", "training device" or "system" used within this purchase description shall apply to both the ISMT and IST.

2.                  APPLICABLE DOCUMENTS

2.1               Government documents.  The following documents of the exact
                  --------------------
issue shown form a part of this specification to the extent specified herein.
In the event of conflict between referenced documents and this specification, the requirements of this Purchase Description shall be contractually binding. All second tier and below references shall be considered as guidance only unless specifically referenced herein or in the accompanying SOW.

MILITARY STANDARDS

     MIL-STD-13OG          -   Identification Marking of U.
                               Military Property.

     MIL-STD-275E          -   Printed Wiring for Electronic
                               Equipment.

     MIL-STD-454M          -   Standard General Requirements for Electronic
                               Equipment.

     MIL-STD-470B          -   Maintainability Program for Systems
                               and Equipment.

     MIL-STD-756B          -   Reliability Modeling Prediction.

     MIL-STD-973           -   Configuration Management.

     MIL-STD-1425A         -   System Design Requirements for
                               Military Lasers and Associated
                               Support Equipment

     MIL-STD-1472D         -   Human Engineering Design  Criteria
                               for Military Systems, Equipment,
                               and Facilities.

     MIL-STD-1686A         -   Electrostatic Discharge (ESDER)
                               Control Program for Protection of
                               Electrical and Electronic Parts,
                               Assemblies, and Equipment.

     MIL-STD-1815A         -   ADA Programming Language.

     MIL-STD-2000A         -   Standard Requirement for Soldered Electrical and
                               Electronic Assemblies.

DEPARTMENT OF DEFENSE

     DOD-STD-2167A         -   Defense System Software
                               Development.

MILITARY HANDBOOKS

     MIL-HDBK-217F         -   Reliability Prediction of Electronic Equipment.

     MIL-HDBK-263A         -   ESD Control Handbook for Protection
                               of Electrical and Electronic Parts,
                               Assemblies and Equipment (excluding
                               electrically initiated explosive
                               devices).

     MIL-DBK-472           -   Maintainability Prediction.

     DH 1-4                -   Air Force Systems Command Design
                               Handbook.

     (Copies of specifications, standards, drawings, and publications required by suppliers in connection with specific procurement functions shall be obtained from the contracting agency or as directed by the contracting officer.)

2.2  Non-Government documents.  The following documents form a part of this
     ------------------------
specification to the extent specified herein.

            INSTITUTE OF ELECTRICAL AND ELECTRONIC ENGINEERS (IEEE)

          IEEE   200.1975 -  IEEE Standard Reference Designators for Electrical
                              and Electronic Parts and Equipment.

     (Requests for copies should be addressed to IEEE Service Center, 445 Hoes Lane, Piscataway, NJ 08854.)

     AMERICAN NATIONAL STANDARDS INSTITUTE (ANSI)

          ANSI X3.136-1986-   Serial Recorded Magnetic Tape Cartridge for
                              Information Interchange.

          ANSI/NFPA 70    -   National Electric Code.

     (Application for copies should be addressed to the American National Standards Institute, 1430 Broadway, New York, NY 10018.)

          OSHA 2207.      -   OSHA Construction Industry Handbook.

          MCO 3574.2G     -   Marine Corps Order 3574.2G.

          NAVMC 42        -   Marine Corps Rifle Marksmanship and
                              Data Book.

               AMERICAN SOCIETY FOR TESTING AND MATERIALS (ASTM)

          ASTM B36-91     -   Brass Plate, Sheet, Strip, and Rolled Bar

          ASTM D568-77    -   Standard Test Method for Rate of Burning and/or
                              Extent and Time of Burning of Flexible Plastics in a Vertical Position.

          ASTM D635-88    -   Standard Test Method for Rate of Burning and/or
                              Extent and Time of Burning of Self-supporting
                              Plastics in a Horizontal Position.

          AS D2863-87     -   Standard Test Method for Measuring the Minimum
                              Oxygen Concentration to

                              Support Candle-like Combustion of
                              Plastics (Oxygen Index).

     (Application for copies should be addressed to the American Society for Testing and Materials, 1916 Race Street, Philadelphia, PA 19103-1137.)

     (Technical society and technical association specifications and standards are generally available for reference from libraries. They are also distributed among technical groups and using Federal agencies.)

3.     REQUIREMENTS

3.1  Trainer definition.  The trainer shall be a simulated indoor marksmanship
     ------------------
trainer capable of instructing in basic and advanced marksmanship.

3.1.1  Trainer control.  The trainer, shall be maintained under computer control
       ---------------
at the direction of the operator through an input device (keyboard, mouse, etc.). The computer, in conjunction with other electronics and devices, shall provide the simulated weapon fire and target display. The instructor shall be able to initiate the scenarios and monitor student performance from a CRT and input device.

3.1.2  Trainer interface.  Mode selection at the instructor station shall
       -----------------
initiate the audiovisual system to project the targets consistent with the selected mode of operation. In the case of Mode 1 operation (as defined in 3.2.1.2.2.1) the target acquisition system shall maintain the aimed location of the weapons on the large screen display of 3.7.3.1.1, and shall dynamically transfer this information to the computer system. Weapon trigger depression shall be communicated to the computer via the target acquisition system, to the audio system responsible for providing the weapon report, and to the recoil system. The computer then commands the graphics generator to mix with the projection system to display the fired round, as well as other images (e.g., spotting), onto the large screen display, as appropriately defined in 3.2.1.2.2 (with subparagraphs) and 3.2.1.3.

3.1.3  Major components.  The trainer shall consist of the following major
       ----------------
components:

     a.  Computer/Instructor station.

     b. Weapons Firing System. Includes AT4, K2 (.50 cal), M9, M16A2, M240G, M203, MK9, MP5, SAW, SMAW, Service Shotgun (12 gauge), recoil mechanism, night vision training capability and supporting arms spotting training capability.

    C. Audio/visual system. Includes speakers, image generator/projector and target acquisition system.

3.1.4  Government-furnished property list.  Name plates shall be provided as
       ----------------------------------
Government-furnished property for use with this trainer. The shoot/no-shoot scenario, offensive and defensive video footage currently being utilized on the presently fielded ISMT systems will be provided as GFP. The contractor shall insure that these videos are interoperable with proposed ISMT/ISTs.

3.1.5     Government-loaned property list.  There will be no Government-loaned
          -------------------------------
property provided for use in this trainer. The above listed video will be loaned for the selection demonstration.

3.2  Characteristics.
     ---------------

3.2.1  Performance.  The training system, consisting of those major components
       -----------
identified in 3.1.3, shall be designed to perform in accordance with the following subparagraphs.

3.2.1.1  Instructor station performance.  The instructor station shall consist
         ------------------------------
of a control console from which the trainee firing positions and the audiovisual system are controlled. All action is initiated from the instructor station.
The subparagraphs below address the performance capabilities and 3.2.1.7 describes the data required to be provided at the instructor station.

3.2.1.1.1  Selection of modes.  After the system is powered, all control shall
           ------------------
be maintained through the computer via the control console input device and terminal unit of the instructor station. Selections shall be made at the input device through the use of menus and function keys. Invalid selections shall result in an error message which indicates that the selection was not valid. Modes of operation relative to the training aspects of the system are applicable to both the ISHT and the IST and are delineated below:

     a.   Mode 1 - Marksmanship Qualification.

          (1)  Submode 1A - USC M16A2 Marksmanship Course utilizing M16A2.

          (2)  Submode 1B - USMC Pistol Course utilizing M9 pistol.

          (3)  Submode 1C - other weapons qualification ranges.

     b.   Mode 2 - Combat Marksmanship.

          (1) Submode I 2A - Single or multiple firing positions utilizing shoot/no-shoot scenarios with the M16A2 and M9.

          (2) Submode 2B - Single or multiple firing positions utilizing combat scenarios of with AT4, M2 (.50 cal), M9, M16A2, M240G, M203, MK19, MP5, SAW, SMAW and Service Shotgun (12 gauge).

3.2.1.1.2  Exercise initiation.  The instructor station shall be provided with
           -------------------
the capability of queuing scenarios to form an exercise, or allowing the computer to select scenarios at random. This capability may be limited within each submode of operation, i.e., it is not necessary that, for example, marksmanship qualification scenarios be queued in the same exercise as shoot/no-shoot scenarios. Relative to marksmanship, the various strings of fire in the courses, i.e., the Rifle and Pistol Course, shall be developed in the form of separate scenarios capable of being separately loaded and executed. However, a delivered preprogrammed exercise shall also be provided that combines the scenarios in a format consistent with the conduct of the course. The instructor shall be provided the capability of saving a created exercise on disc media to be used at a later date.

3.2.1.1.3  Freezing of the simulation.  The instructor station shall be provided
           --------------------------
with the capability of freezing the simulation at any or all trainee firing positions. Freezing a firing position shall have the effect of disabling the weapon. Although the target acquisition system of 3.2.1.5 may still be operable, the computer shall not command a response to the data it might receive, i.e., shall not provide a report, recall or indication of a round fired. When the freeze is enabled during Mode I operation, the student's simulated weapon shall be disabled, not allowing any further rounds fired to register (for the selected trainee firing position). This freeze may be initiated on any or all trainee stations. During Mode 2 operation, the instructor station shall be provided the capability of 1) freezing/disabling any firing position; or 2) freezing/disabling all firing positions and the visual scene being projected. This shall provide the capability to 1) disable firing positions while continuing the video display for the remaining firing positions; or 2) freezing the whole simulation, respectively.

3.2.1.2  Trainee firing positions.  Each of the trainee firing positions shall
         ------------------------
be capable of supporting each type of weapon specified. All firing positions shall be capable of firing simultaneously without performance degradation to any other firing positions.

3.2.1.2.1  Zeroing the simulated weapon for system correction.  Before entering
           --------------------------------------------------
any mode of operation, the training system-shall support the capability of zeroing the weapon. This capability shall be used to ensure the sight alignment integrity of the weapon.

3.2.1.2.2  Modes of operation.  There, will be two basic modes of operation
           ------------------
relative to the simulated course of firing. The subparagraphs below describe the required performance for each of these modes.

3.2.1.2.2.1  Mode 1 operation.  In Mode 1, any number or all firing positions
             ----------------
shall be capable of being enabled. Once the submode is selected and the number of firing positions enabled, the instructor station shall be provided the capability of selecting the environment which is desired for the selected fire. These conditions shall include different weather environments, as follows:

     a.  Wind (simulated from 0 mph to 30 mph in increments

     b.  Fog.

     C.  Dusk/Dawn lighting.

The computer shall calculate the wind condition effect on the fired rounds and display the fired round accordingly. At this point the computer will initiate the scenario (or exercise, if chosen) which was selected by the operator/instructor at the instructor station. Targets for the M16A2 and M9 Marksmanship Courses shall be presented as in Chapters 9 and 14 and Appendix E, Fleet Marine Force Manual (FMFM) 0-8, Basic Marksmanship.

3.2.1.2.2.2  Target Simulation. The target distances shall be simulated by
             -----------------
scaling the target size appropriately so that the actual distances are accurately represented. In addition, target presentation shall include the appropriate raising/lowering of the target as a design goal, and spotting, as a minimum. Time allotted for each string of fire shall be adjustable by the instructor/operator. A combination of computer generated graphics and video projections may be used in achieving the simulation. Each target shall react to student firing for the respective firing position in accordance with FMFM 0-8, just as in the actual course, independent of the other firing position and targets. Graphics or video projections are permitted, or any combination, in achieving the projection of the simulated targets. Graphics overlays shall also be used in projecting the fired rounds and any messages/prompts that might be required ( in the case of the KD course, graphics may be used to provide for the spotting of the round impact). The spotting feedback shall be delayed for three
(3) seconds after the shot is fired. The weapon shall be disabled until the spotting is presented.

3.2.1.2.2.3  Windage requirements.  During mode 1 operation, the simulated
             --------------------
program shall allow instructor selected wind effects to be introduced at the beginning of each scenario or exercise. Selection of the wind characteristic shall include introducing a simulated 3 o'clock or 9 o'clock wind between 0 to 30 mph in increments of 5 mph (a total selection of 12 different wind patterns). The simulated wind flag shall be depicted as in Figure 6-4 of FMFM 0-8.

3.2.1.2.2.4  Simulated course scenarios.  As aforementioned in 3.2.1.1.2, the
             --------------------------
courses shall be provided as scenarios that represent strings of fire, with a preprogrammed exercise including the pertinent scenarios to the course represented. The scenarios shall be developed to follow the courses as outlined in FMF 0-8, to include the following strings of fire:

3.2.1.2.2.5  9MM Service Pistol Qualification/Requalification Course
             -------------------------------------------------------

                     Range              Time     Rounds                Method             Target
                                       (Yards)
   Stage 1       25 Yards  10. min.   15                        Slow-Fire, Single Action  E-SA
   Stage 2        7 Yards              3 seco.   5              Fired dble action         E-SA
                                                                in 5, one rnd drills
   Stage 3        7 Yards              4 sec.    8              Fired in 4, two rnd       E-SA
                                                                drills, 1st rnd in ea
                                                                drill is dbl action
   Stage 4       15 Yards  20 sec.   12

3.2.1.2.2.6 M16A2 Known Distance (KD) Marksmanship Course
 Utilizing M16A2

                 Range    Time        Rounds   Target      Position                  Sling
                 (Yards)
   Slow Fire     200      total         5       "A"        Sitting                   Loop
   Stage 1                time          5       "A"        Kneeling                  Loop
                          20 min.       5       "A"        Standing                  Parade
   Stage 2       200      60 sec.       10:     "D"        Standing to Sitting       Loop
   Rapid Fire
   Stage 3       300      5 min.        5       "A"        Sitting or Kneeling       Loop
   Slow Fire
   Stage 4       300      60 sec.       10"     "D"        Standing to Prone         Loop
   Rapid Fire
   Stage 5       500      10 min.       10      "B Mod"    Prone                     Loop
   Slow Fire
   Slow Fire

Two magazines with five rounds each.

3.2.1.2.3  Mode 2 operation.  In Mode 2, the capability to select either
           ----------------
shoot/no-shoot scenarios or combat scenarios, along with the number of enabled firing positions, shall be provided. Further, for shoot/no-shoot, weapon selection for each firing position shall also be designated prior to commencement of scenarios. The video sequences shall be video segments of appropriate targets as outlined in 3.8.3, for combat scenarios and as required in 3.2.1.2.3.2 for shoot/no-shoot.

3.2.1.2.3.1  Target simulation.  Targets shall consist of individuals that
             -----------------
present a potential life-threatening situation, in the case of shoot/no-shoot scenarios, and enemy personnel and equipment, in the case of combat scenarios. In order to ascertain which firing position fired a round at which location, a means for the computer to distinguish between firing positions shall be provided as required in 3.2.1.5. Once the computer has determined which firing position has fired at which target, a graphic overlay shall be projected over the target to indicate a hit, in accordance with the criteria outlined in 3.2.1.3. The overlays shall be coded to correspond to a particular firing position or weapon in order to identify the firing position responsible. Enveloping a target shall consist of establishing a database to distinguish each target's kill area from all other areas on the projection. This is necessary to ascertain a hit so that the appropriate simulated reaction can occur. The instructor shall be provided the capability of introducing the environmental conditions of 3.8.2.

3.2.1.2.3.2  Simulated shoot/no-shoot scenarios.  The scenarios presented depict
             ----------------------------------
typical situations which Military Police face in the execution of their duties. The contractor shall be responsible for developing the necessary simulation software. For every scenario which involves a life-threatening situation in which the correct response by the trainee is to fire, there shall be an exact situational scenario in which the potential for the life-threatening act does not materilize. The scenario shall continue until a hit is scored on the target or until the effective time frame to engage the potential threat has expired. Once a hit is scored, the scenario shall freeze. Messages shall be provided the trainee as to the correctness of his decision to fire, the accuracy of the rounds fired and the response time of his fire as defined by the start of the threat.

3.2.1.2.3.3  Close Quarter Battle/Marine Security Guard and Marine Corps
             -----------------------------------------------------------
Security Force scenarios.  These scenarios depict potential life-threatening
------------------------
situations in confined areas (such as in a building or aboard ship). The scenario shall continue until all targets are neutralized or until the effective time frame to engage a potential threat has expired. Once all targets are neutralized, the scenario shall freeze.

3.2.1.2.3.4  Simulated combat scenarios.  The scenarios presented shall depict
             --------------------------
typical situations in which a fire team, squad or individual might face during combat. The script shall be further developed (by the contractor) to include necessary dialogue, sound effects, detailed actions, and direction given at the time of filming. Scenarios shall not exceed, as a design goal, 15 minutes in real-time. The scenarios shall, in specified instances, be developed to include different video sequences which are a progression of events of the same situation or which are reactive to the fire team action/response. The time necessary to transition from one video sequence to another within the same scenario shall not exceed 1 second. Once a target has sustained a hit in the target's kill envelope, a kill indication shall be provided and the target shall be removed from the scenario.

3.2.1.3  Indication of rounds fired.  Fired rounds shall be depicted graphically
         --------------------------
on the large screen display in the location which sustained the simulated fire. The location of the round displayed shall be consistent with the weapon ballistics and the simulated distance of the target. Ballistic considerations of the projectile are such things as lead of the target, maximum range, rate of fall, velocity, etc. Further, the rounds shall be coded to correspond to the firing position which fired the round so that the individual responsible can be identified.

3.2.1.3.1  Marksmanship rounds.  During the RD Course, the rounds fired need not
           -------------------
be displayed correctly in size since the size of the rounds would not actually be capable of being seen at the distances depicted. However, spotting shall be consistent with the location of the simulated rounds fired and the impact on the target of the round fired shall be consistent with weapon ballistics when the targets are projected in the close-up perspective required of 3.2.1.7. During the Pistol Course, rounds fired shall be displayed correctly in size consistent with the weapon's ballistics, as well as the location.

3.2.1.3.2  Shoot/No-shoot rounds.  During shoot/no-shoot scenarios, simulated
           ---------------------
impact of rounds fired shall be displayed dynamically on the screen as the scenario progresses. However, the only rounds displayed during the progression of the scenario shall be the rounds which have scored a hit on the target's kill envelope;

3.2.1.3.3  Close Quarter Battle/Marine Security Guard and Marine Corps Security
           --------------------------------------------------------------------
Force rounds.  During the scenarios, simulated impact of rounds fired shall be
------------
displayed dynamically on the screen as the scenario progresses. However, the only rounds displayed during the progression of the scenario shall be the rounds which have scored a hit on the target's kill envelope.

3.2.1.3.4  Combat rounds.  During combat scenarios, rounds fired shall be
           -------------
displayed on the screen only during the instructor playback of 3.2.1.7.2 (these rounds need not be projected consistent with the ballistic size of the weapon, but shall, however, be consistent with the ballistic location).

3.2.1.4  Weapon performance.  Each training system firing position shall accept
         ------------------
and operate the following simulated weapons. operation of multiple weapons simultaneously from a single firing position is not required.

     a.  AT4.

     b.  M2 (.50 cal).

     c.  M9.

     d.  M16A2.

     e.  M240G.

     f.  M203.

     g.  MK19.

     h.  MP5.

     i.  SAW.

     j.  Service Shotgun (12 gauge).

     k.  SAW

The weapons shall look and function like the actual weapons to the degree specified herein. Each weapon shall be capable of firing during the shoot/no-shoot and combat scenarios and shall accurately represent the ballistic characteristics of the weapon.

3.2.1.4.1  Weapon weight specifications.  The simulated weapons shall possess
           ----------------------------
the same weight and weight distribution as the actual weapons within a 5 percent tolerance. Any modification necessary to an actual weapon, if actual weapons are used, to accommodate the simulation shall be counterbalanced to maintain the correct weight distribution of an unmodified weapon. However, it is not required that a fully loaded magazine (as described in 3.7.2.1.2) be simulated with the correct weight and weight differential with depletion of rounds.

3.2.1.4.2  Weapon recoil.  Weapon recoil shall be provided in accordance with
           -------------
the requirements of 3.7.2.1.2.

3.2.1.4.3  Other weapon characteristics.  The weapons shall be simulated to
           ----------------------------
include all functional characteristics of the weapons, to include manual slide action, active hammer, magazine release, etc. The simulated trigger pull shall be provided the same resistance as the actual weapons, to within a five percent tolerance.

3.2.1.4.4  Future Weapons.  The system shall be flexible in design so as to
           --------------
allow use by weapons, not required herein, that may be added at a later time. This includes presently existing weapons, such as the Uzi 9mm and magnum .357 revolver, or future replacement weapons such as the SRAW for the AT-4.

3.2.1.5  Target acquisition and resolution.  In order to provide the simulated
         ---------------------------------
performance required by 3.2.1.2.2 (with subparagraphs) and the data of 3.2.1.7, the training system shall provide a means by which the weapon's aimed position and its relative position on the large screen display is accurately maintained simultaneously for each firing position. On screen locations must accommodate the changes needed for position changes (prone, kneeling, sitting and standing). The accuracy required to be maintained in determining the weapon's aimed location on the screen shall be better than 300 microradians for video disc projection and better than 150 microradians for digitized video when aiming perpendicular to the screen. Further, the target acquisition method shall be capable of distinguishing which firing position fired which round. If a laser, reflective screen and camera detector system is used, the laser used shall be eye safe, and its wavelength shall not be within the visible spectrum per MIL-STD-1425A. The system must provide the same highly accurate results any time the system is moved from one location to another.

3.2.1.6  Visual projection and resolution.  The visual system shall include a
         --------------------------------
projection system and large screen display. Computer generated imagery is required for training scenarios that exceed 1000 meters. Video disc technology may be used for training at projected distances of less than 1000 meters.
Visual projection shall be upon the large screen display of.3.7.3.1.1. In the area of marksmanship, each target shall be visually projected to be of equal perspective as the actual target from the distances required by the courses. As a minimum requirement, visual resolution shall be of sufficient quality to depict the targets to a level which provides for clear discernible identification of the targets.

3.2.1.6.1  Real images or graphics.  The projected images shall be provided as a
           -----------------------
combination of real and graphic images. Real images are defined as images which are generated from filmed images of live personnel and actual terrain. Graphic representation of marksmanship targets are permitted, as are special effects imagery necessary to provide such things as the environmental effects and simulated explosions. Graphics shall be permitted for generation of cover and some scenery. The targets presented during shoot/no-shoot and combat scenarios shall be real images, unless it can otherwise be demonstrated that graphically generated images provide increased or equal realism and also provide some benefit to the training system. Prior approval from the Government shall be required before implementation.

3.2.1.7  Performance data.  The trainer shall provide immediate feedback
         ----------------
regarding aiming point, recoil, reaction time, impact of rounds, engagement time, rounds fired, and an indication of success or failure.

3.2.1.7.1  Performance data for Mode 1. The training system shall maintain the
           ---------------------------
following performance data during Mode 1 operation:

     a. The number of rounds fired shall be displayed for each position at the CRT terminal of 3.7.1.2 The system shall also provide the capability of displaying the number of rounds fired to view on the trainee's target display (placed above the target) to be enabled at the discretion of the instructor/operator.

     b. A real-time display of shots fired shall be maintained for each firing position at the CRT terminal of 3.7.1.2, using graphic depictions of the target. This display shall be depicted from a close-up perspective (enlarged perspective of the target). The instructor shall be provided the capability of reviewing any one firing position or all four firing positions on a split screen mode. This data will also be stored in memory for subsequent playback, maintaining a record of shot placement and order of placement. The playback shall be capable of being projected on the trainee's display from a close-up perspective (enlarged perspective of the target) or at the CRT terminal of 3.7.1.2. Hard copy record of shot placement and order of placement shall also be provided. The hard copy shall display the silhouette of the target with the location of the rounds and the number of the round fired.

     c. A running trace of student aiming, firing and post firing movements shall be displayed at the CRT monitor of 3.7.1.2 for each round fired. The operator shall be provided the capability of enabling or disabling this function. The display shall be presented in real-time for each round fired. This real-time display is required for only one student firing position at any one time. A record shall be maintained of the movement one second prior to firing and three tenths of a second after firing, with indications of shot Placement. The portion of the trace nine tenths of a second prior to firing, the portion of the trace 1 tenth of a second prior to firing and the portion of the trace after the firing shall be shown in different colors. The playback shall be shown in motion. This capability shall be enabled/disabled at the discretion of the instructor/operator. Additionally, unless otherwise saved on disc media, the record will only be maintained for the most recent string of fire. The playback will be capable of being printed and displayed on the trainee target screen.

3.2.1.7.2  Performance data for mode 2. The performance data shall be similar to
           ---------------------------
that maintained for Mode 1. A running trace

(see 3.2.1.7.1 c.) is required to be maintained. A record of shot placement shall be maintained for each firing position and the playback shall present the video sequence with the indication of rounds fired. Playback in Mode 2 shall show all rounds fired. Neither a real-time display or playback capability is required for presentation on the monitor of 3.7.1.2. Playback is only required for presentation on the large screen display.

3.2.1.7.3  Cumulative Data.  The system shall have the capability of providing
           ---------------
cumulative data. This data shall include and be retrievable by number of rounds fired by weapon system and/or by shooter ID over incremental periods of time ranging from one to twelve months. Other required data shall be the capability to track marksmanship scores and ratio of hits and misses on combat ranges.
This data shall be stored on a magnetic media, either floppy or fixed drive.

3.2.2  Physical characteristics.
       ------------------------

3.2.2.1  Electromagnetic requirements.  The trainer system shall meet the
         ----------------------------
requirements-of MIL-STD-461, Part 4, Conducted Susceptibility (CS06). The following subparagraphs for commercial off-the-shelf (COTS), as defined in the SOW, or new design equipment(s) shall apply, to ensure trainer system inter and intra-compatibility.

     a. COTS Equipments. All items of electronic, electrical and electromechanical equipment (analog or digital operation) furnished as part of the trainer system that are defined as COTS equipments shall meet the requirements of the Federal communications Commission (FCC) Rules and Regulations Part 2, Subpart J and Part 15, Subpart A and J.

     b. New Design Equipments. All items of electronic, electrical and electromechanical equipment furnished as part of the trainer system that are of new design shall utilize the limit requirements for CE03 and RE02 of MIL-STD-461, Part 1 and 4 as a design goal.

     c. Audio/Intercommunication Systems. The audio/ intercommunication systems shall meet the signal-to-noise ratio and crosstalk requirements of MIL-C-29025 paragraph 3.6 (b) and (c).

     d. Trainer System/Device Electrostatic Discharge (ESD) effects. The trainer system/device shall not exhibit any degradation of performance when subjected to ESD to switches, chassis and frames.

3.2.2.2  Equipment room sizes.  The ISMT shall be designed to be fully
         --------------------
operational in a minimum room size of 30'L by 14'W by 8'H.

The IST shall require a room size no larger than 30'L by 38'W by 8'H.

3.2.2.3  Ceiling height.  Unless otherwise specified, the ceiling height in all
         --------------
areas will be 8 feet.

3.2.2.4  Equipment size.  The trainer equipment shall be sized for the following
         --------------
conditions:

     a. Computer equipment. All computer equipment shall be capable of passage through a 3'-0 wide by 6'-8" high opening.

     b. Instructor and other consoles. Instructor and other consoles shall be designed in accordance with the requirements of MIL-STD-1472. In accordance with this requirement, the consoles shall be capable of passage through a 3'-0" wide by 6'8" high opening.

3.2.2.5  Trainer maintenance access.  The device shall allow a minimum of three
         --------------------------
(3) feet clearance from adjacent equipment or walls for passageways, maintenance, air circulation, and free movement of equipment except for surfaces requiring no maintenance access.

3.2.2.6  Raised flooring.  The device shall not be designed to require raised
         ---------------
        flooring.

3.2.2.7  Ground resistance.  The facility earth ground system will have a
         -----------------
        maximum resistance to earth of 10 ohms.

3.2.2.8  Power.  The equipment shall be designed to utilize a standard 120 vac,
         -----
        60 Hz, 15 Amp, single phase power wall receptacle.

3.2.2.8.1  Power design.  The equipment shall be designed to meet the
           ------------
        requirements of the NFPA-70.

3.2.2.8.2  Power factor.  The equipment shall exhibit a power factor greater
           ------------
        than a value of 0.9 during normal operation at the voltage level.

3.2.2.8.3  Frequency. The equipment shall be designed to tolerate an input power
           ---------
        frequency of 60 Hz + 1 percent.
                           -

3.2.2.8.4  Power line monitoring and protection.  The trainer shall be protected
           ------------------------------------
        against damage and malfunctions resulting from power line abnormalities.

3.2.2.8.5  Power interruption.  The equipment shall be protected from permanent
           ------------------
        damage, modification of characteristics, and loss or change of computer stored memory information (hard disk only), resulting from a power interruption with power restored within 1 to 30 seconds and occurring not more than once every five minutes.

3.2.2.9  Equipment cooling.  The contractor shall design his equipment to
         -----------------
        operate within the standard temperature and humidity ranges specified in 3.2.5.1.

3.2.2.10  Trainer utility power.  Trainer utility electrical power maintenance
          ---------------------
        receptacles shall be provided by the contractor.

3.2.2.11  Facilities.  The Government-furnished trainer facilities will be
          ----------
        provided in accordance with current fire and safety standards of local and Federal Governments. The training equipment manufacturer shall design and construct the equipment in such a manner that, upon installation and integration, the total training system shall comply with current local and Federal Government safety requirements and the provisions of this specification. Furthermore, the design of the trainer or the description for its usage shall be in accordance with requirements of OSHA 2207 Handbook, to include consideration for ventilation and noise suppression. The design of the trainer shall not incorporate any asbestos material.

3.2.2.12  Set-up Time.  It shall take four Marines no more then four hours to
          -----------
        take an ISMT out of it transit cases and make its operational for training. This includes completion of all required pre-training diagnostics and adjustments.

3.2.3  Reliability.  Reliability shall be in accordance with the following
       -----------
        requirements and shall be applicable to the total trainer hardware, unless otherwise specified.

3.2.3.1  Reliability quantitative requirements.  Quantitative serial reliability
         -------------------------------------
        requirements for the trainer shall be as follows:

     a. The minimum acceptable mean-time-between-failure (MTBF) for the entire trainer shall be 396 hours (required), 560 (desired).

     b. The trainer shall be designed to be used 10 hours per day, 6 days per week, 48 weeks per year, for 10 years without a major overhaul.

3.2.3.2  Weapons Reliability.  Individual weapon reliability shall be based on
         -------------------
the number of recoils or rounds fired between failures. The contractor shall present and justify the stated weapon reliability.

3.2.3.3  Parts selection.  Only Government standard parts, as defined in
         ---------------
        the part control program requirements of the SOW are authorized for use in the design, production, and provisioning of trainer unique equipment (TUE). Nonstandard parts shall require Government approval in accordance with the parts control program.

3.2.3.4  Stress derating criteria.  All TUE shall be subject to Class A
         ------------------------
        derating criteria of AS-4613. The semiconductor junction temperatures for electronic devices under worst-case circuit and environmental conditions shall be derated to 43 degrees centigrade. Verification shall be accomplished by performing a thermal survey in accordance with testing requirements of paragraph 4.5.2.2.8 of the SOW.

3.2.4  Maintainability.  Unless otherwise specified, maintainability shall
       ---------------
        be in accordance with the following requirements and shall be applicable to the total trainer hardware.

3.2.4.1  Maintainability quantitative requirements.  Quantitative
         -----------------------------------------
        maintainability requirements for all trainer hardware, including NDI equipment, shall be a Mean-Time-To-Repai (MTTR) of 30 minutes and a maximum-repair-time (MMAX) of 60 minutes to the 90th percentile for unscheduled maintenance. Scheduled maintenance shall be organized into work packages in accordance with MIL-M-82376 with a maximum mean-preventive maintenance-time (MPT) of 60 minutes per day.

3.2.4.2  Maintenance activity definition.  For the purpose of this purchase
         -------------------------------
        description, the following definitions apply:


      a. Scheduled maintenance. Those tasks performed at predetermined time intervals in accordance with maintenance documentation prepared by the contractor to ensure continuous satisfactory operation of the equipment.

      b. Unscheduled maintenance. Those corrective maintenance tasks performed on-line at the device by operators/instructors or contractor maintenance support personnel to remedy malfunctions and return the device to an operable status.

3.2.4.3 Qualitative maintainability.  General maintainability.  characteristics
        ---------------------------
of the trainer shall be as follows.

3.2.4.3.1  Special tools.  Special tools developed for the trainer shall be kept
           -------------
          to a minimum. Special tools developed for servicing the trainer shall be provided concurrently with and as a part of the trainer.

3.2.4.3.2  Design for testability.  Design for testability shall provide for
           ----------------------
           electrical and mechanical design features that will allow the operational status of the trainer system and its major assemblies and subassemblies to be determined in a timely and economical fashion without the need for extensive and complex ancillary test support facilities.

           a. Fault isolation programs shall be provided that shall assist the operator to determine the problem to a subassembly level. The isolation programs shall be consistent with the maintenance concept outlined in the SOW.

           b. Mechanical design considerations shall include the use of industry standard connector pin positions for power, ground, clock and test point access. Utilization of zero insertion force connectors should be used on large, high removal rate boards.

           c. Electrical design shall include the separation of digital and analog circuitry. If more than one function is placed on a board, ensure that each function can be tested independently. Provide for electrical isolation of free running clocks, random access memory and monostable multivibrators. Provide test points to "control" initializations, feedback loops, buried logic, and counter chains. Connect all unused inputs to either logic high or low.

The above requirements for mechanical and electrical design considerations do not apply for COTS equipment.

3.2.4.3.3  Lamps.  All lamps used in the trainer shall be replaceable from the
           -----
front.  Government authorized NDI are exempt from this requirement.

3.2.4.3.4  Blown fuse indicator lights.  Blown fuse indicator lights shall be
           ---------------------------
provided and shall be visible on the outside of the equipment racks when all doors are closed and when standing in front of the racks. Government authorized NDI and GFE are exempt from this requirement.

3.2.4.3.5  Accessibility.  Accessibility characteristics shall conform to the
           -------------
requirement 36 of MIL-STD-454M and the following.

3.2.4.3.5.1  Cable slack.  Adequate cable slack and cable bending features shall
             -----------
be provided to assure full extension access to multiple equipment extensions during maintenance. Adequate cable slack shall also be provided in the cables behind equipment panels to permit removal of each instrument, display, or control panel and disconnection from associated cables in one maintenance operation from the front of the equipment.

3.2.4.3.5.2  Assemblies.  Channel guided sections with tracks, rollers, or
             ----------
pivots, or a combination thereof shall be used for providing accessibility to units, assemblies, subassemblies, and parts. Automatically operated locking devices shall be provided to lock the chassis in the servicing position as well as in the fully opened and fully closed positions. The design of each major assembly, subassembly, and unit of the training system, shall permit access to its interior components and parts for maintenance. It shall not be necessary to displace or remove wires, cables, subassemblies, or assemblies in order to gain access to mounting screws, test points, adjustment points, lubricating points, and the like. Where visual inspection is necessary, and open access is not feasible, transparent access panels shall be used. The placement of parts shall be such as to provide space for the use of test probes and soldering tools. Assemblies subject to replacement or service shall not be permanently secured.

3.2.4.3.5.3  Wiring board extender cards.  Where connector termination points
             ---------------------------
are not accessible for testing, extender cards shall be provided. Extender cards shall have matching indexing system and shall be identified with their corresponding wiring boards. Insulating materials shall not be applied to the conducting surfaces.

3.2.4.3.5.4  Covers, panels, and doors.  Hinged covers and doors shall be
             -------------------------
retained in their open position; and when opened, shall not cause the equipment to become unbalanced. A chain fastened to the equipment shall be used on removable covers for which no convenient location for depositing the cover is available during maintenance. Front panels containing parts which require maintenance such as instruments, switches, potentiometers, and the like, shall be hinged. Where parts or assemblies are mounted on hinged doors, panels, or covers, electrical ground return shall not depend on the hinge contact for electrical continuity. A separate grounding means shall be provided for the electrical ground return. Locking devices shall be installed on the panels to retain them in the open position to permit accessibility to all parts mounted on the panel and to prevent damage to the panel or injury to personnel performing maintenance. Commercial company names or "log's" shall not be affixed or stamped to or into any portion of the training device cover(s).

3.2.4.3.5.5  Handles.  Handles and hand grips shall be provided for removing
             -------
units or chassis from enclosures.  Handles on enclosures shall be recessed.

3.2.4.3.5.6  Replacement of modular assemblies.  Plug-in techniques shall be
             ---------------------------------
used to permit replacement of modular assemblies. All modular assemblies shall be designed so that they can be inserted into the equipment in one position only. Sockets shall be oriented in the same direction and positioned so that the sockets are visible. Modular circuits shall be grouped in functional units.

3.2.4.3.6  Identification and marking.  Identification and marking of parts,
           --------------------------
assemblies and equipment shall be in accordance with requirement 67 of MIL-STD-454M, IEEE 200.1975, and the following requirements. These requirements are applicable to TUE, unless otherwise specified.

3.2.4.3.6.1  Assemblies/units/modules.  Assemblies and units shall be tagged in
             ------------------------
accordance with MIL-STD-130G. Plug-in modules shall be keyed or permanently color coded so as to minimize the probability of incorrect connection/insertion. Where keying or color coding is impractical, a permanent, legible directory, or chart shall be posted conspicuously on, or adjacent to the equipment, showing identification number and location or orientation of such module.

3.2.4.3.6.2  Non-Developmental Item (NDI) marking.  Where NDI is authorized for
             ------------------------------------
use in the trainer, and the equipment external marking or identification of controls, fuses, or connectors is absent, the contractor shall appropriately mark or tag such items with function or rating. Where the equipment contains plug-in modules which are not keyed so as to prevent incorrect connection or insertion, the contractor shall provide a permanent legible directory or chart showing identification number, location, or orientation of such modules, posted conspicuously on or adjacent to the equipment.

3.2.4.3.6.3  NDI identification, nameplates, and labels.  All nameplates,
             ------------------------------------------
instruction labels, and equipment identification furnished with authorized NDI shall be written in the English language and numbering system.

3.2.4.3.6.4  Cable and wire markings.  Cables and wires shall be permanently and
             -----------------------
legibly marked in accordance with MIL-STD-454M requirement 67, and IEEE200.1975. All disconnectable wires and cables shall be identified with "to-from" reference designators in addition to "W" and "P" designations. This requirement applies to all equipment categories (i.e., TUE, NDI, GFE). Types of disconnectables include plugs, jacks, lugged terminals, push-on captivated wires. Jumpers or links located on terminal boards, jacks or plugs are exempt from such marking. Markings shall not damage the wires or cables attached to and shall be located within approximately 3 inches from the terminal or plug, oriented in such a manner as to be readable without removal of the wire or cable or support clamps. Soldered or wire wrap connections shall be exempt from such marking. Examples of cable and end marking are as follows:

           a.  Basic inter-cabinet cable:

               [GRAPHICS]

           b.  Multiple destination cable:

               [GRAPHICS]

           c.  Terminal wire marking:

               [GRAPHICS]

           d.  Daisy chain, continuous ribbon cable with clamp-on connectors:

               [GRAPHICS]

NOTES

           1. UNIT NO. PREFIX MAY BE OMITTED FOR WIRES OR CABLES ENTIRELY LOCATED WITHIN THE SAME CABINET.

           2. SUB-ASSEMBLY INTERNAL WIRING SHALL BE EXEMPT FROM THE REQUIREMENT OF THIS SPECIFICATION CALLING FOR THE "FROM" MARKING.

           3. FOR PURPOSES OF THESE MARKING REQUIREMENTS, UNITS COMPRISED OF MULTIPLE CABINETS OR BAYS PERMANENTLY WELDED OR BOLTED TOGETHER SHALL BE CONSIDERED AS HAVING SEPARATE CABINETS.

           4. THE UNDERLYING CRITERIA FOR WIRE AND CABLE MARKING SHALL BE EASE OF MAINTENANCE AND REDUCTION OF CHANCES FOR MISCONNECTION.

3.2.4.3.6.5  Terminals, boards, and strips.  Terminals, boards, and strips shall
             -----------------------------
be identified in a permanent manner to facilitate replacement of connections. Where space limitations prohibit marking on the terminal, strip, or board, the marking shall be on the chassis adjacent to the terminal, strip, or board.

3.2.4.3.6.6  ESD marking.  ESD sensitive assemblies shall be marked in
             -----------
accordance with MIL-STD-1686A. This requirement applies to trainer unique equipment and NDI, including subcontracted equipment.

3.2.4.3.7  Cabinet door locks.  All equipment cabinet doors shall be equipped
           ------------------
with key operated locks.  The same shall open all locks.

3.2.4.4  Circuit card design.  For economy of fabrication, maintenance, and
         -------------------
testing, the trainer design shall use the concept of multiple application of identical cards. Functions shall be apportioned to cards so as to take advantage of standardization and commonality of components, but not to include so many functions as to make it uneconomical to maintain. The use of circuit cards exceeding 180 square inches in size shall require specific approval by the contracting officer. The use of multilayer circuit cards shall be kept to a minimum. Unless specifically approved by the contracting officer, multilayer cards shall not exceed 6 layers of which the inner layers shall be used for signal carrying purposes. Printed circuit cards shall be designed and fabricated per MIL-P-55110E and MIL-STD-275E.

3.2.4.4.1   Circuit card connectors.  Circuit card connectors shall have means
            -----------------------
of positive connection without diminishing the life of the connector under normal mating/unmating cycles. The use of circuit cards with connectors on more than one edge shall not be allowed unless approved by the contracting officer.

3.2.4.4.2  Circuit card connectors, power, and ground.  When the design of new
           ------------------------------------------
circuit cards is required, power and ground shall be placed on the same pin number location on all card slots so that inadvertent insertion of a card in the wrong slot will not result in damage to the card or to other parts of the system.

3.2.5  Environmental conditions.
       ------------------------

3.2.5.1  Standard temperature and humidity.  The equipment shall be designed to
         ---------------------------------
operate in an environment of 2 to 33 degrees Centigrade and a relative humidity of 20 to 95 percent noncondensing.

3.2.6  Transportability.  The trainer shall be designed to withstand, without
       ----------------
changes, stresses incidental to movement, handling in transit, hoisting, and tie down aboard transporting vehicles, final installation, and use. The trainer shall be capable of being transported with normal transportation methods. The trainer shall be compact as possible to facilitate transportation requirements, specifically amphibious shipping embarkation requirements. If necessary, the trainer will be provided with Deployable Cases for amphibious shipping embarkation, as specified below.

3.2.6.1  Transit cases.  Consistent with the maintenance concept described in
         -------------
the SOW, reusable transit cases shall be provided and stored at the Depot Supply Support facility for frequent use as shipping containers for depot repair parts/assemblies. The cases shall be modularized to allow for packaging of major subassemblies of the training system.

3.2.6.2  Deployable Cases.  The ISMT shall be capable of deploying aboard U.S.
         ----------------
Navy amphibious ships. In order to provide for this, Deployable Cases shall be capable of packing up an entire system into cases that are hardened and watertight. They shall be two-man portable with carrying handles, and fit through openings no larger than 6'8"H by 3'W.

3.2.6.3  Portability.  The trainer shall be designed for portability.  The
         -----------
design of assemblies and subassemblies shall not require permanent mounting to the facility structure. Any mounting brackets or supports necessary for the training system components shall be provided by the contractor. The supports themselves shall not require mounting in the facility structure, but shall also be portable.

3.3  Design and construction.  Design and construction of trainer hardware shall
     -----------------------
be in accordance with the following requirements. NDI is exempted from these requirements, unless otherwise specified.

3.3.1  Materials.  Materials for all nonexempt equipment shall be as specified
       ---------
herein. Only those requirements for materials to be used in the fabrication of this trainer shall be applicable to this contract.

3.3.1.1   Flammable materials.  Flammable materials shall not be used in the
          -------------------
fabrication of the trainer unless approved in writing by the contracting officer. This requirement is applicable to the entire trainer.

3.3.1.2  Fungus-inert materials.  Fungus-inert materials shall be used and shall
         ----------------------
conform to requirement 4 of MIL-STD-454.

3.3.1.3  Toxic materials.  Materials producing harmful toxic effects shall not
         ---------------
be used.  This requirement is applicable to the entire trainer.

3.3.1.4  Metals.  Metals shall be of a corrosion-resistant material or of a
         ------
material given a corrosion-resistant treatment or coating.

3.3.1.4.1  Corrosion-resistant metals.  The following are considered corrosion-
           --------------------------
resistant:

           a.  Copper.

           b.  Brass.

           c.  Bronze.

           d.  Copper-nickel alloy.

           e.  Nickel-copper alloy.

           f.  Copper-beryllium alloy.

           g.  Copper-nickel zinc alloy.

           h.  Nickel-copper-silicon alloy.

           i.  Nickel-copper-aluminum alloy.

           j. Austenitic corrosion-resistant steels 302, 303, 304, 304L, 309, 310, 316, 316L, 322, 322A, and 347 as defined in FED-STD-66.

3.3.1.4.2  Dissimilar metals.  The selection and protection of dissimilar metal
           -----------------
combinations shall be in accordance with MIL-STD=889. Where electronic design requirements preclude the insulation of incompatible metal combinations specific attention shall be paid to isolating the combination from exterior environments.

3.3.1.5  Wood products.   Wood products shall be treated for preservation, fire-
         -------------
retardation, and termite protection, and shall conform to commercial Grade B or better. Plywood shall conform to A-A 55057 and shall be treated for moisture and fungus protection in accordance with MIL-W-18142.

3.3.2  Selection of parts.  Parts selection shall be in accordance with the
       ------------------
parts control program requirements defined in the SOW.

3.3.3  Processes.  Processes for the fabrication of non-exempt equipment shall
       ---------
be in accordance with the following requirements.

3.3.3.1  Protective finishes and coatings.  Finishes and coatings shall be in
         --------------------------------
accordance with MIL-STD-171. The essential requirements for paints shall be to avoid a multiplicity of primers and topcoats. Generally, the finish system shall be an epoxy primer with a polyurethane topcoat. MIL-P-23377 and MIL-P-53030 are the preferred primers for use. MIL-C-22750 epoxy paint is the preferred topcoat for interior surfaces. Application and quality control of paints shall conform to the requirements of MIL-STD-171.

3.3.3.2  Corrosion prevention and control material prohibitions.  The following
         ------------------------------------------------------
is a list of materials not acceptable:

           a.  Aluminum alloys 2024-T3 or T4; use T8 or 5000/6000 series.

           b.  Aluminum alloys 7075-T6; use 7075-T3, 7175-T7 or 7050 series.

           c.  Magnesium.

           d.  Precipitation hardening steels in H900, H950, or H100 tempers.

           e.  Graphite lubricants.

           f.  PVC and PVF plastics.

           g. Corrosive type RTV including MIL-A-46106 (yields acetic acid during cure). Use MIL-A-46146 instead.

           h.  Rubber that is susceptible to ozone damage.

           i.  Teflon insulated, silver plated wire (Red Plague).

           j.  Class 3 conversion coating on aluminum.

           k.  Cadman plating for the applications listed in 3.3.3.5.3

           l.  Gold plated electrical coatings without nickel undercoating.

           m.  Silver plated electrical contacts.

           n.  Potting and foam material that are reversion prone.

           o.  Bare corrodible metal surfaces.

           p.  Materials not inherently moisture and fungus resistant.

3.3.3.3  Riveting.  Riveting shall be accomplished in accordance with best
         --------
commercial practice.

3.3.3.4  Electrical soldering.  Electrical soldering shall be in accordance with
         --------------------
best commercial practice.

3.3.3.5  Solderless electrical connections (wrapped).  Solderless electrical
         -------------------------------------------
connections (wrapped) shall be in accordance with best commercial practice.

3.3.3.6  Welding.  Structural welding shall be accomplished utilizing best
         -------
commercial practice.

3.3.3.7  Wiring practices.  Internal wiring practices shall conform to
         ----------------
requirement 69 of MIL-STD-454.

3.3.4  Workmanship.  Workmanship shall be in accordance with requirement 9 of
       -----------
MIL-STD-454.

3.4  Documentation.  Documentation requirements are identified in the CDRL
     -------------
requirements, SOWs and Contract Schedule.

3.5  Logistics program requirements.  The logistic program requirements are
     ------------------------------
contained in the ISMT/IST SOW and the contract schedule.

3.6  Personnel and training.  Training of personnel in the operation and
     ----------------------
maintenance of the devices described in this purchase description are called out in the SOW.

3.7  Details of components.  The trainer shall contain those major components
     ---------------------
required to provide the simulation characteristics specified herein, to include the following:

           a.  Instructor station.

           b.  Weapons Firing System.  Required Weapons are:  M136 AT-4, M2 (.50
               CAL) Machine Gun, M9 Pistol, M1642 Rifle, M240G Machine Gun, M203 Grenade Launcher, Mk19 Machine Gun, HK MP5 Sub-machine Gun, M249 SAW, Mk 153 SMAW, and Service Shotgun (12 gauge). The Weapons Firing System also includes the Supporting Arms and Night Vision training capability

           c.  Audio/Visual system.

           d.  Computer system.

3.7.1  Instructor station.  The instructor station shall consist of the
       ------------------
following components:

           a.  Instructor station electronic enclosure.

           b.  CRT terminal and input device.

           c.  Printer.

           d.  Primary power control.

           e.  Storage area.

The instructor station shall include a commercial desk or equivalent with matching chair combination and a durable work surface top.

The computer system, diskette drives, and other electronics shall be installed within the desk enclosure with a recessed cable distribution panel available through a hinged panel cover on the rear of the desk. The hinged panel shall have a means of locking in the open position and keylocked in the closed position. The computer system shall be compatible with the common hardware and software architecture described herein.

An interactive CRT terminal and input device of 3.7.1.2 and a printer unit of
3.7.1.3 shall be provided for installation on the instructor station. The simulation program and executive software shall be resident at the instructor station. One flexible and one 20MB hard disk drive, or better, and the executive software shall be at the instructor station to copy, duplicate, locally edit, and record changes to the training system software programs.

3.7.1.1  Instructor station computer enclosure.  The instructor station
         -------------------------------------
enclosure shall house the computer and diskette drives. An EIA RS-232 serial printer port, CRT and input device port and a spare EIA RS-232, 9600 baud communications port shall be provided. The computer enclosure shall have a lockable rear door that will provide access to the station electronics and cable distribution panel. The cable distribution panel and the connections to the panel shall be within the confines of the instructor station. Access shall be provided through the front of the computer enclosure to each of the controls for the various electronic equipment installed and to operate the media mounting hardware, i.e., diskette drives.

3.7.1.2  CRT terminal/Input Device.  The instructor station CRT terminal and
         -------------------------
input device shall provide the instructor the capability to initiate and monitor all system simulation, maintenance and test programs. The CRT terminal and input device and the system computer shall provide the operator/instructor the capability to control all trainer simulated functions. The terminal shall be a color, high-resolution terminal which is capable of displaying the performance data required by 3.2.1.7. The input device may consist of a mouse, trackball, screen touch or similar device. A keyboard is also required in order to perform software maintenance. Maximum use of function keys shall be used with keyboard menu selections to provide control of the performance capabilities discussed in
3.2 as well as the capabilities for initiating maintenance routines.

3.7.1.3  Printer.  A hard-copy line printer shall be installed on the instructor
         -------
station to provide a permanent record of student performance data outlined in
3.2.1.7. The printer shall be provided with a mounted tray from which the printer paper shall be supplied and received. The printer shall be activated from the input device to selections provided on the CRT. Both tractor and friction feed paper capability shall be provided for roll and fanfold paper.
The printer shall be a terminal only device. Thermal printers are not acceptable.

3.7.1.4  Primary power control.  The instructor station shall have mounted
         ---------------------
within the computer enclosure a master keyed lock switch, circuit breaker and master control switch which shall remove all power from the instructor station. The lock switch, circuit breaker, and master control switch may be combined into one unit. A separate power indicator, shall be mounted next to the key lock
switch to indicate "POWER ON   for the trainer.

3.7.1.5  Storage area.  There shall be a storage area to include partitioned
         ------------
areas to store documentation such as manuals and other hardware such as discs and video media. The storage area shall be provided on the opposite side of the computer enclosure.

3.7.2  Trainee firing position.  The training system shall consist of four
       -----------------------
trainee firing positions (in the ISMT configuration) and/or twelve trainee firing positions (in the IST configuration). Each position shall be capable of supporting any type weapon specified herein. For marksmanship, the firing positions shall be designed to be a predetermined distance from the large screen display on which the projected images shall be focused. All firing positions shall be capable of firing simultaneously without performance degradation.

3.7.2.1  Weapons.
         -------

     a. Each simulated weapon shall be constructed so as to appear and feel like the actual weapon. Appearance includes such characteristics as color and location of controls, i.e., safety, etc. Feel includes such characteristics as weight and weight distribution. Each simulated weapon shall also be constructed to respond and function as the actual weapon, unless otherwise specified herein. This includes concerns such as the capability to simulate single shot vs. semiautomatic, bolt release, magazine release, active hammer, and slide action, and sight adjustment, as applicable. The exception is that they shall not load, chamber, fire, extract, or eject live ammunition. Weapons shall be designed/modified to ensure that live rounds are incapable of ever being chambered, to include nonrestoration of the weapon.

     b. A flexible, external connection, non-interfering, may be used to connect the weapons to the host computer and the recoil source, if necessary. Such connections are the only allowable external, non-organic connections allowed. Any such connections shall not change the weapons weight and balance. These connections shall allow for free movement of the trainee for at least 10 feet from the firing position. The recoil mechanism shall be designed in a manner which allows the shooter to transition from one firing stance to another, e.g. standing to prone, without requiring adjustment of, or to, the recoil mechanism. The recoil mechanism shall not hinder the shooter's ability in obtaining a sight picture. All other components, eye-safe lasers, pneumatic assemblies, electronic components and sensors shall be internal to the weapon. Each weapon's measuring system transmitter shall be located within the weapon.

     c.    The weapons shall respond to the position of the selector lever.
That is, the weapon shall not be able to fire if the selector is on "safe".
When the weapon runs out of ammunition, the bolt shall lock to the rear, where appropriate. The trigger shall operate normally and have a pull that replicates the unmodified weapon. Tripod mounted weapons shall be able to accommodate the use of an unmodified traversing and elevating (T&E) mechanism. The rate of fire shall be within 5% of the rate of fire for the actual weapon. The maximum effective range for the simulated weapon shall match that of the actual weapon. The instructor shall be able to change from one weapon to another in less than two minutes, assuming that the same training material is being used for both weapons.

3.7.2.1.1  Specific Weapon Characteristics.  The following information is
           -------------------------------
provided for specific weapons. It does not replace generic requirements nor does it delete functions or features required elsewhere in this Purchase Description.

     a. M-16A2. Shall be capable of single shot and 3 round bursts. It shall be provided with a sling and two magazines.

     b. AT-4. Shall include an internal weight shift to replicate the firing of the rocket and simulated backblast.

     c. SMAW. Shall include launch effects similar to the AT-4. Additionally, the 9MM spotting rifle shall function using the same laser and providing those effects found in the actual weapon. The aim point may come from either the spotting rifle or the SMAW tube.

     d. Mk.19. The weapon shall be capable of operation from a tripod with traversing and elevating (T&E) mechanism or from a universal or vehicle mount.

     e. M2.50 cal Machine Gun. Shall be capable of operation from a tripod with traversing and elevating (T&E) mechanism or from a universal or vehicle mount.

     f. M203 Grenade Launcher. Shall include a simulated grenade launcher and a full functioning simulated M-16A2. Rounds shall be loaded like the actual weapon. The leaf and quadrant sights shall be fully operational and provide accurate aiming to the target range. The trainee shall be able to shod either weapon during a training exercise by loading and charging the weapon.

     g. SAW. Shall include use of the bipod and accurate cyclic rate of fire. The weapon must accommodate barrel changes using the same procedure for the actual weapon.

     h. M240G. Shall be capable of operation from a tripod and with a traversing and elevating (T&E) mechanism. The weapon shall accommodate barrel change using the same procedures followed for the actual weapon.

     i. MP5. Shall be provided with a bi-lateral safety and shall provide the correct rate of fire. Two magazines shall be provided with the weapon.

     j.  M9 Pistol.  Shall be provided with two magazines.

3.7.2.1.2  Recoil.  Each weapon shall provide simulated recoil and shall perform
           ------
in accordance with 3.2.1.4 (with sub-paragraphs). The recoil system shall not obstruct or hinder the ability to obtain a sight picture and fire the weapon. Any attachment mechanism designed shall be capable of detachment from the weapon, with the weapon still operable (without recoil). Detachment shall be capable of being accomplished within 10 minutes. Primers are allowed for the Service Shotgun only. The minimum recoil force for M16A2, M203, M240G, MP5, SAW shall be 70% of the actual weapon recoil. The minimum recoil force for all other weapons (M9, AT4, M2, MK-19, SHAW) shall be 15% of the actual weapon recoil. The recoil requirement applies to all modes of fire.

3.7.2.1.3  Ammunition.  All weapons shall be provided with appropriate type of
           ----------
simulated or dummy ammunition. All magazine fed weapons shall be provided with two magazines and all belt fed weapons shall be provided with a belt of ammunition. Belts shall not feed, they shall only sit in the weapon in order to give the weapon the feel of loaded rounds. Single shot weapons shall be provided with at least six rounds. Stand alone weapons shall be provided with 1000 rounds of dummy ammunition and the primer loading and reloading equipment needed for support.

System controlled weapons using clips, magazines or belts of dummy ammunition shall be loaded in exactly the same sequence of steps required with the real weapon. The magazine provided shall be designed to permit the operator/instructor to designate the number of rounds the magazine is permitted to fire. Once the rounds permitted have been depleted, the weapon shall not be capable of registering a hit on the large screen display, to include lack of recoil and report. All weapons shall demonstrate that removal of the ammunition (magazine, belt, clip or individual round) from the feed tray or magazine well will result in an "out of ammunition" situation. In this condition, the weapon shall not be able to fire. All weapons shall be provided the appropriate type of ammunition (magazine or belt). Ammunition belts shall include the sensors needed to register proper loading and unloading techniques. If a magazine or belt is not loaded properly or comes misconnected during firing, the weapon shall not fire until the trainee has executed proper immediate action procedures.

3.7.2.1.3.1  Simulated Projectiles.  All simulated projectiles must react in
             ---------------------
accordance with accurate ballistics for the weapon and type of round fired. Additionally, they must react accurately to wind and time of flight. Shot groups must be realistically disbursed consistent with the accuracy characteristics of the real weapon using combat ammunition. The display system shall depict a graphic presentation of rounds flying "down range" if that particular round is visible during normal firing conditions (AT4, Mk 19, M-203, etc.).

3.7.1.3.2  Ammunition Effects.  Ammunition effects shall be the same as the
           ------------------
actual round of ammunition in type of on screen depiction and effect on target. That is, M-16 rounds would not damage a tank; they shall penetrate grass, bushes, canvas and other soft targets. Area weapons shall reflect the proper killing radius. Anti-armor weapons shall differentiate vulnerability of various areas on a tank. Explosions that hit a target shall easily be differentiated from those they miss. The trainer shall realistically portray the impact signature of each type of sound.

3.7.2.2  Supporting Arms.  The trainer shall provide the capability to conduct
         ---------------
forward observer (FO) procedures for mortars, artillery, and naval gunfire out to a distance of 3000 meters. Video disc may be used for training at simulated distances of less than 1000 meters. The trainer shall conduct forward air control procedures for close air support and close-in fire support out to a distance of 3000 meters. The FO shall be capable of training while other weapons are firing. The trainer shall have the capability to link the FO with the Fire Direction Center (FDC) and the guns of the firing unit for indirect weapons (mortars and/or artillery) for crew training.

3.7.2.3  Night Vision.  The trainer shall provide effective training during low
         ------------
light and darkness to the extent that night vision devices are required to effectively engage targets while using any and all of the systems weapons,

3.7.2.4  Shoot-back Capability.  The trainer shall have the capability to
         ---------------------
incorporate a shoot-back mode. The trainer shall shoot at a Marine wearing MILES equipment or the contractor may propose some other means by which trainees are attrited.

3.7.2.5    Ear protection.  Five ear protection devices shall be provided with
           --------------
each ISMT trainer to satisfy requirements of OSHA Handbook 2207. The ear protection devices provided shall be sufficient to satisfy OSHA requirements for suppression of the noise level created by the weapon report.

3.7.3  Audiovisual system.  The audiovisual system shall support the training
       ------------------
system by projecting the targets and scenarios, and by providing the report of a fired weapon.

3.7.3.1  Visual system.  The visual system shall provide for a projected image
         -------------
onto a large screen display. The system shall use computer generated imagery for all training scenarios that exceed 1000 meters. The projected image includes the targets as described in 3.2.1.2.2 (with subparagraphs). Graphic overlays are permitted to demonstrate shot placement, spotting and targets in Mode 1 marksmanship, and, in limited instances, to provide simulated cover during combat scenarios. The visual system shall consist of a projector(s), image generator(s), a disc player (if used in combination with an image generator) and a large screen display. The visual system shall not require residence between the firing positions and the large screen display, or otherwise be obtrusive to the firing positions and the view to the screen.


3.7.3.1.1  Large screen display.  Consistent with the room sizes stipulated in
           --------------------
3.2.2.2., the large screen display shall be a maximum of 144 inches wide and a minimum of 120 inches wide.

3.7.3.2  Audio system.  The audio system shall consist of two parts.  The video
         ------------
sequence shall be provided with synchronized audio so as to provide necessary dialogue and enemy fire during the shoot/no-shoot and combat scenarios. Additionally, a sound system shall be provided that responds to the simulated weapon report for each individual firing position shall be adjustable from no sound to the actual weapon report, unless primers are used. The audio for the student's report shall be provided the same intensity and pitch as the actual weapon. Further, the report shall be projected in such a manner to maximize the effect that the report is coming from the weapon.

3.7.4  Lighting system.  The projection system shall be designed to be utilized
       ---------------
in a normally lighted classroom without degradation to the luminous intensity of the images. The luminous ratio, as defined by MIL-STD-1472 3.18 and 5.2.6.6 (with subparagraphs) shall be 25:1. If it is not possible to achieve the luminous ratio under ambient lighting, then a special lighting apparatus shall be delivered with each trainer. The apparatus shall ensure that directional lighting is provided the firing positions so that they may obtain a sight picture, while darkening the area about the larger screen display sufficiently to obtain the required luminous ratio (with the classroom lights extinguished).

3.7.5  Digital computer system and software requirements.
       -------------------------------------------------

3.7.5.1  Trainer system processing resource.  The trainer system processing
         ----------------------------------
resource shall consist of all digital computer system hardware and trainer system software. The trainer system processing resource shall meet all functional, operational simulation, control, processing, and design requirements of this specification. In cases where the trainer system design requires software development equipment for code generation which is independent of the trainer simulation computer(s), the software development equipment shall be delivered as part of the trainer support system of 3.7.5.1.4. Also if the trainer system design includes software (firmware) developed for loading into read only memory (ROM), all equipment required to support ROM loading shall be delivered as part of the trainer support system of 3.7.5.1.4. The software development equipment and ROM loading equipment shall be commercially available and include commercially available documentation. Application software shall be capable of modification in order to respond to changing training requirements.

3.7.5.1.1  Digital Computer System Hardware Requirements.  The digital computer
           ---------------------------------------------
system shall be commercially available (COTS) general purpose digital computers currently in production in a single or multiple processor configuration. For all computers that are used, all equipment and software required to prepare programs and data for those computers, including operating systems, editors, compilers, assemblers, linkers, debug tools, configuration management tools, and database management tools, shall be delivered with the support system of
3.7.5.1.4. All digital computer system equipment shall be selected to satisfy the requirements of this specification in addition to the following requirements:

     a. All general purpose computers used in the trainer shall be identical and completely interchangeable, or they shall all be selected from a manufacturer's family of similar computers for upward compatibility. It may be a different make and model in order to facilitate efficient software development and maintenance in a host/target environment. Provisions shall be incorporated for synchronization of and communication between computers. The computer architecture shall be such that the instruction and data word lengths shall be no less than 16 bits.

     b. If a multiple processor configuration is used, the organization of the integrated system shall be modular so that each processor performs a well-defined function. Local and system bus interfaces shall be commercially available configurations.

     c. The digital computer system shall operate as an integrated system along with the interface equipment, peripheral equipment, and software needed to comply with the requirements specified herein. The digital computer system shall provide simultaneous computation for, and control of, the trainee stations, and instructor station. Computer system peripherals (that is, terminals, printers, drives) shall be hardware compatible with the USASCII Standard for coded alphanumeric character sets as specified in FIPS PUB 1-1.

3.7.5.1.1.1  System operator's console.  The instructor station shall be capable
             -------------------------
of controlling all processors. The station shall provide for manual insertion of instructions and data and shall provide operations and maintenance personnel the capability to monitor the operation of each professor.

 3.7.5.1.1.2  System memory.  Main high speed memory shall be provided and
              -------------
installed with each processor and shall be used to store the total real-time programs required for complete stimulation, control, and executive function, and all constants, real-time data operands, intermediate results, and required spare capacity.

3.7.5.1.1.2.1  Shared or reflective main memory.  In multiple computer systems,
               --------------------------------
if a shared or reflective memory is used, this common memory shall have capacity to store all common variables required by more than one processor, and shall have spare capacity of the same percentage as required for the main memory.

3.7.5.1.1.3  System spare capacity.  The computer system shall provide spare
             ---------------------
capacities as follows:

     a. Digital computer system spare processing capacity. The digital computer system as installed and accepted shall provide the following spare processing capacity. Not more than 50 percent of the processing capacity (time) of the worst case frame of each computer shall be utilized to meet real-time program and data processing requirements of this specification.

     b. Main memory spare requirements. Not more than 50 percent of the installed main high speed memory of each computer shall be utilized to meet the real-time program and data storage requirements of this specification.

     c. Spare disk requirements. Not more than 50 percent of storage capacity of each hard disk shall be utilized in meeting the total program and data storage requirements, including maintenance utilities, of this specification.

     d. Interface equipment spare requirements. Spare interface equipment (and capability) shall be provided and installed. Not more than 80 percent of the interface channel capacity shall be utilized to meet the requirements of this specification. The spare interface channels shall include, but not limited to, all analog-to-digital, digital-to-analog, and discrete interface devices and all serial and parallel computer interface ports. The spare interface equipment shall be distributed such that 20 percent spare for each type of channel shall exist for each separate interface when the system is installed and accepted.

3.7.5.1.1.4  Disk system requirements.  Mass storage is required for the system
             ------------------------
in form of fixed or removable magnetic disk unit(s) and controller(s). The use of real-time overlaying techniques from disk shall be limited to data only. The disk storage shall not be used to reduce resident real-time program storage requirements for high speed memory. All real-time simulation and control programs, all daily readiness, maintenance, test and diagnostic programs, all software operating systems, data and initial condition rules and display page data shall be stored on the disk.

3.7.5.1.1.5  Computer power operation.  The digital computer(s) shall be capable
             ------------------------
of normal operation with the software operating system, memory test programs, and central processing unit (CPU) test programs independent of interface power (i.e., with interface power turned off, the processors shall run normally).

3.7.5.1.1.6  Computer I/O capability.  The I/O system of the computer shall
             -----------------------
provide the following:

     a. Capability to input or output to and from one or more units of peripheral equipment while continuing operation in the real-time, simulation, and processing modes.

     b. Capability to provide, under program control, interrupt lines by which the computer can be interrupted by external discrete controls, devices, or another computer.

     c.    An error checking feature to check I/O transfers.

3.7.5.1.1.7  Computer local area network.  If the computer system includes a
             ---------------------------
loosely coupled configuration, a means of communication between all digital computers in the trainer system, permitting the transfer of data and the real time control of the trainer, shall be provided using commercially available equipment and software. The data communication system shall, as a minimum, provide the capabilities listed below.

     a. Programs on one computer may exchange data with programs on another computer in real-time.

     b. Programs on one computer may share files stored in storage devices of other computers.

     c. Initial loads may be stored on one computer and loaded, on request, to another.

     d. Programs running on one computer may cause commands to be executed on another (for example, stop and start).

     e. An entire file may be moved from one computer to another at program or operator request.

     f. A system cold start shall be executable from the systems operator's console which shall provide real-time display information of the cold start process.

           This capability shall be provided without disconnecting or connecting any peripheral equipment such as displays, disks, or tape drives.

3.7.5.1.1.7.1  Interface failure.  Failure of a single network interface shall
               -----------------
not affect the functioning of the remaining communication system.

3.7.5.1.1.7.2  System terminal access.  The network shall enable the instructor
               ----------------------
station to operate logically as if it were physically and logically connected to any of the digital computers in the system.

3.7.5.1.1.7.3  Expansion capability.  The network shall allow the addition of
               --------------------
digital computers by adding interfaces and transmission media only.

3.7.5.1.1.8  Digital computer speed.  Each processor shall have adequate
             ----------------------
arithmetic, logical processing, input-output and memory access speeds to assure real-time processing of all assigned functions (e.g., simulation, control and the like). Each processor shall be sized and the program(s) shall be designed and organized to be executed at speeds which will assure no discernible or discrete stepping, oscillating, jittering or erratic behavior in display, or instrument indications. The solution and iteration rates, and the algorithms selected for programming the simulation shall provide a mathematical consistent and stable solution of the simulation equations when selected to be executed on the given processor(s).

3.7.5.1.2  Trainer Systems Software (TSS) programming requirements.  TSS shall
           -------------------------------------------------------
consist as a minimum, of the Trainer Operational CSCI programs, including code developed for use in trainer hardware embedded and Trainer Support CSCI processors and storage devices.

3.7.5.1.2.1  Design requirements.  Trainer system software shall be designed,
             -------------------
developed, and documented in accordance with the requirements of DOD-STD-2167A, the SOW and this PD.

3.7.5.1.2.1.1  Program language.  Previously developed software may be used with
               ----------------
the following restrictions. Any previously developed software that requires less than 33 percent modification to the total lines of code (LOC) where the modification includes; (1) a changed LOC; (2) a deleted LOC; or (3) an added LOC, may be modified in the existing language. Any software that requires 33 percent modification, or more, shall require a request for a MIL-STD-1815 Ada waiver. If no previously developed software is to be used, all contractor developed software shall also require a MIL-STD-1815 Ada waiver. Use of assembly language or other High Order Languages may be permitted in instances in which it can be proven and justified that Ada is not capable of providing the desired function(s). In those instances, request for waiver shall be submitted to the Procuring Contracting Officer (PCO) for consideration.

3.7.5.1.2.2  Software components.  Programs supplied with this trainer shall
             -------------------
include, but not be limited to the following:

     a. Real-time simulation, control, and processing programs. The real time simulation programs shall perform all simulation, control, and processing functions specified herein.

     b. Off-line function data generation programs. In the event stored function data are derived by an off-line computer programs, this program shall be included in the CSCI package.

     c. Maintenance and test programs. The maintenance and test programs shall test the operation of both the computers and peripheral equipment and the trainer simulation equipment. Maintenance programs shall include but not be limited to the following:

           (1) System daily readiness check program. Daily readiness check program(s) shall be designed to enable operating personnel to determine that the trainer is ready for operation. The program shall utilize automatic sequencing through a series of static inputs utilizing the normal iteration rate of the various program modules. Provisions shall be made for automatic sequencing through the program, or portions thereof, incrementally to verify the desired output at each step. The operator shall have the option of either proceeding, after he has noted the discrepancies, or stepping the computers to determine the type and nature of the failure through the use of the CRT terminal/keyboard (where the nature of the malfunction makes this feasible), or program halts at an address which can be related to the malfunction by reference to a diagnostic manual. The systems daily readiness check shall require less than 15 minutes.

           (2) Real-time interface equipment diagnostic program. An on-line diagnostic program shall test the interface equipment for intolerance operation. The program shall provide a hard copy of test result and nature of malfunctions.

           (3) Discrete input and output checkout program. The design of this program shall provide for checking the proper functioning of the discrete input and output channels of the device. The program, upon detecting a malfunction, shall indicate the failed channel to the operator via on-line hard copy printout.

           (4) Analog input and outputs checkout program. Programs shall be provided to test all analog channels and devices through their full range of operation. The tests shall be designed and programmed so that accuracy limits can be specified by operator inputs. All channels not functioning within design limits shall be indicated to the operator via hard copy printout.

     d. Computer diagnostic programs. Only commercially available diagnostic programs for the selected computers shall be used. The programs shall check the operation of the arithmetic unit, control unit, I/O unit, memory unit, peripheral devices, and any other equipment supplied by the computer vendor(s).

     e. Operating system software. Only commercially available operating system software for the selected computer shall be used. The operating system software shall not be modified by the training device developer. If a "Bare Machine" or "Bare Target" concept is utilized, a commercially available, non modified, Ada Run Time Environment (ARTE) shall be provided by the contractor.

     f. Support software/hardware. All linkers, loaders and compilers necessary to create, maintain, operate, and cold start the trainer system shall be provided with the first device delivered, and shall be utilized to perform a cold start of the trainer software. All necessary hardware required for cold start shall be provided.

3.7.5.1.2.3.  Physical tape description.  The magnetic tape cartridge shall be
              -------------------------
previously unused standard one-quarter inch wide computer grade magnetic tape cartridges rated at 8000 BPIs or greater.

3.7.5.1.2.4.  Recording mode and density.  All recording shall be 8000 BPI in
              --------------------------
accordance with ANSI X3.136-1986.

3.7.5.1.2.5.  Source program tapes.  Source programs shall be recorded on
              --------------------
magnetic tape cartridges in USASCII characters (in accordance with FIPS PUB 1-
1).

3.7.5.1.2.6.  Object program tapes.  Object (compiler/assembler output and
              --------------------
linked executable) programs shall be recorded on magnetic tape cartridge media and in a form compatible with the trainer support system computer.

 3.7.5.1.2.7.  Data tapes.  Data required for operation of any of the trainer
               ----------
programs shall be recorded on magnetic tape cartridge in a form compatible with the trainer support system computer of 3.7.5.1.4.1 and in the format required for direct use by the program or for transfer to disk storage. The first file shall be a textual description of the subsequent data including its formatting characteristics and file structure.

3.7.5.1.2.8.  Magnetic tape cartridge labeling.  Each magnetic tape cartridge
              --------------------------------
shall be labeled with an adhesive label which contains identification of the contents of the tape. As a minimum, the label information shall be:

     a. Training device type designation, contract number, and CDRL item number.

     b.    Host computer type (manufacturer and model).

     c.    Recording density.

     d.    Content (e.g., source, object, data).

     e.    Creation date/revision date.

3.7.5.1.3.  Design and coding constraints.  Design and coding constraints shall
            -----------------------------
be in accordance with the work tasks described by DOD-STD-2167A and the SOW.

3.7.5.1.4  Trainer support system.  A trainer support system consisting of the
           ----------------------
following support system hardware and support system software shall be provided.

3.7.5.1.4.1  Support system hardware.  The computer hardware proposed for the
             -----------------------
support system shall be sufficient for effective software development and maintenance of the trainer system. Specifically, the support computer system hardware shall be comprised of new commercially available, off-the-shelf, equipment that directly executes the support system software and shall include as a minimum, the following:

     a. System unit(s) that may be comprised of processors, memory, timers, interfaces, chassis, busses or other electronic circuitry in an integrated package(s). This unit(s) shall provide the necessary computational resource necessary for the execution of the support system software, and shall be selected to achieve effective, efficient and reliable data processing for this project.

     b. Operating console(s) consisting of a terminal and keyboard, which is effective in controlling and communicating with the development system. A personal computer which emulates a terminal for the proposed development system may be used for this function.

     c. Magnetic tape cartridge unit and controller. The tape unit shall be 8,000 BPI (bytes per inch). The tape unit shall meet the requirements of ANSI X3.136-1986.

     d. Floppy diskette unit with controller. The diskette unit shall be compatible with that proposed for the trainer computer system.

     e. Direct access mass storage device(s) which provides efficient secondary storage of the support system software and the developed trainer software. This equipment shall have sufficient capacity to store the entire support system software, along with the developed trainer software in its entirety, and not utilize more than 50 percent of the storage capacity (e.g., if the total software equals 10 MB then a single, hard disk with a minimum, formatted capacity of 20 MB shall be provided.

     f. Sufficient main memory shall be provided such that, not more than 50 percent of the installed high speed memory shall be utilized for any resident programs and data.

     g. A tractor feed line printer, dot matrix, or laser printer capable of printing a minimum of 132 America National Standard Code for Information Interchange (ASCII) coded alphanumeric characters. The character set shall be the 96 character set in accordance with FIPS PUB 1-1. Printing, formatting and paper control shall be under programmed control using ASCII control characters (e.g., space, tab, line feed, end of transmission and the like). The printer shall be capable of accepting and using fanfold paper having a maximum width of 14 7/8 inches.

All proposed hardware shall be commercially available on the due date of the proposal.

3.7.5.1.4.2  Support system software.  The support system shall consist of an
             -----------------------
operating system and utility programs as follows:

     a. Only commercially available operating system software for the selected computer shall be used. The operating system software shall not be modified by the training device developer.

     b. Trainer computer system utility programs consisting of, but not limited to, assembler, loader, data conversion, memory dump and printout shall be provided. If any contractor developed software is written in MIL-STD-1815 Ada, a validated Ada compiler and all Ada Programming Support Environment (APSE) tools (see 3.7.5.1.4.2.1) required for life cycle support of the developed TSS shall be provided. In addition, all necessary compilers, linkers, loaders, editors, and debuggers shall be provided for any High Order Languages other than Ada used in contractor developed software. Utility programs that are obtained from the computer vendor shall not be modified by the training device manufacturer. Where firmware is supplied as part of the trainer development or as reusable software (i.e., the firmware is not an integral, unmodified part of commercial equipment), then the support system shall include an integrated capability of hardware and software to allow the Government support activity to modify the existing source or ASCII data and create new firmware devices under software control.

3.7.5.1.4.2.1  Ada programming support environment.  The Ada programming support
               -----------------------------------
environment (APSE) shall consist of a tool set that has sufficient capability to effectively perform the software functions required on this contract. The minimal APSE tool set shall include:

     a. A validated Ada compiler(s) whose certificate is valid on the due date of the proposal. For the proposed compiler(s), the contractor shall ensure thorough implementation of all necessary PRAGMAS and Ada LRM Chapter 13 features needed to perform the software development.

     b. A full screen editor with capabilities to view, develop, and modify blocks of source code in a physical viewport, up to the effective working size of the display device.

     c. Linkers, loaders and any other necessary system software associated with making software ready for machine execution.

     d. An Ada source-level symbolic debugger which has the capability to effectively provide the functions associated with dynamic analysis. Specifically, the debug tool shall directly map the executable machine code to the high level, Ada source statement, and provide provisions for interactive user intervention (e.g., tracing execution, setting breakpoints, displaying and altering program variables).

     e. Any other tools associated with obtaining effective functionality in the proposed host/target configuration. This tool set shall operate in a highly integrated manner. To the maximum extent possible, the selected APSE tool set shall consist of commercially available products.

3.8  Scenarios.  The following describes requirements for new scenarios that
     ---------
shall be developed, produced and delivered for ISMT and IST training.

3.8.1  Scenario Definition.  A scenario shall be a 15-20 minute training video.
       -------------------
It shall be presented on video disc or as digitized video (preferred. Each video shall contain various scenes or situations that last) between 90 seconds and five minutes (Marksmanship qualification videos are an exception). The following functional areas describe a scenario:

     a. ISMT Marksmanship Qualification ranges. USMC qualification ranges projected for four shooters (four targets).
     b. IST Marksmanship Qualification ranges. USMC qualification ranges projected for 12 shooters (12 targets).
     c.  Fire team offensive and defensive operations.
     d.  Squad offensive and defensive operations.
     e.  Military Police judgmental shoot/no-shoot scenes (ISMT only).
     f.  Close Quarter Battle (At least one for ISMT and one for IST).
     g.  Supporting Arms.

3.8.2  Marksmanship Qualification Courses.  The following information is
       ----------------------------------
provided for scenario development for individual and crew-served weapon qualification and familiarization courses. This information shall be utilized as a reference in developing scenario performance criteria for both the ISMT and the IST. Final scenario structure and content shall be in accordance with this PD, the statement of work, and applicable CDRLs.

3.8.2.1  M-16A2 Rifle Marksmanship.  The Marine Corps Rifle Marksmanship
         -------------------------
Program consists of 11 individual training standards (ITS) divided into three phrases. They are as follows:

     a.  PHASE I - Preparatory Marksmanship Training
         ITS #1 - Perform weapons handling procedures with the M-16A2 rifle. ITS #2 - Perform preventive maintenance on the M-16A2.
         ITS #3 - Engage a target at the sustained rate.
         ITS #4 - Zero the rifle.

     b.  PHASE II - Known Distance Firing
         ITS #5 - Engage stationary targets at known distances (qualification firing on the KD or B Mod Course as described in paragraph 3.2.1.2.2.6).

     c.  PHASE III - Field Firing
         ITS #6 - Engage targets of limited exposure (time).
         ITS #7 - Engage targets during low light and darkness.
         ITS #8 - Engage targets while wearing the field protective mask. ITS #9 - Engage multiple targets.
         ITS #10 - Engage moving targets.
         ITS #11 - Engage targets at unknown distances.

Note: Phase III requirements will be delineated in FMFM 0-9 which is under development. It is due to be completed during the summer of 1994. These ITSs are all scheduled to be performed on a range.

3.8.2.2  Other Qualification Courses.  Scenarios shall be developed for
         ---------------------------
qualification firing for the following weapons:
     a.  M-9 Pistol
     b.  M-203 Grenade Launcher
     c.  M-240G Machine Gun
     d.  M-2 Heavy Machine Gun
     e.  Mk-19
     f.  SAW
     g.  SMAW
     h.  AT-4
3.8.3  Combat Scenarios.  Combat scenarios shall include, but are not limited
       ----------------
to, scenes with the following characteristics:
     a.  Deliberate and hasty attacks.
     b.  Combat and reconnaissance patrols.
     c.  Meeting engagements.
     d.  Raids.
     e.  Military Operations on Urban Terrain (MOUT).
     f.  Night attack, illuminated and non-illuminated.
     g.  Position defense, day and night.
     h. Riverine operations, to include gunnery training for the Riverine Assault Craft (RAC).
     i.  Engagement of enemy aircraft/helicopters and armor.

     j.  Use of supporting arms.
     k.  Close Quarter Battle.
     l. Mountainous, forested, jungle and desert terrain with appropriate climatic conditions. Climatic conditions shall include haze, smoke, fog, rain, snow and dust.

3.8.3.1  Combat Scenario Ranges.  Engagement ranges and fields of observation
         ----------------------
should extend from 3 meters to 1000 meters for point targets (infantry, vehicles, defensive positions) with small arms, out to 2000 meters for the some crew-served weapons and out to 3000 meters for indirect fire weapons.

3.8.4  Shoot/No-shoot.  Shoot/no-shoot scenarios shall provide realistic
       --------------
training for Marine Corps military police, Marine Corps Security Forces for close combat and combat units for MOUT training. All shoot/no-shoot scenarios shall present both opportunities (shoot or no-shoot). On screen graphics will provide the trainer with results of his/her actions.

3.8.5 Operator Scenario Generation.  The system shall have the capability to
      ----------------------------
allow the operator to generate scenarios. The system shall have the capability of storing operator created scenarios on a playback medium.

3.9  Infantry Squad Trainer (IST).  The IST shall be a 12 lane squad trainer.
     ----------------------------
It shall have all of the same capabilities as, and meet the same requirements of, the ISMT in a manner that allows up to 12 trainees to use the trainer simultaneously. These capabilities and requirements may be achieved by using an IST adapter kit that allows any two or three ISMTs procured under this contract to network as one system, as described below. The contractor shall also provide an entire system to satisfy requirements where the government does not desire to network three fielded ISMTs.

3.9.1  IST Training.  Training with the IST will be accomplished using a single
       ------------
scenario projected across a wide screen. This requirement includes all modes of fire. Room size requirements are as stated in paragraph 3.2.2.2. The hit detection system shall be fully integrated for all lanes. That is, a shooter firing from land 1 at a target that appears directly in front of lane 12 shall be registered by the system. Scenarios for the IST shall provide for both squad level collective training and individual marksmanship for u to 12 shooters firing simultaneously.

3.9.2  Large Screen display for the IST.  The large screen display for the IST
       --------------------------------
shall be a maximum of 432 inches wide and a minimum of 360 wide. The projected image shall cover the width of the screen.

3.10  Order of precedence:
      -------------------
      a.  Contract Schedule.
      b.  Purchase Description.
      c.  Referenced SOW.
      d.  Referenced Specifications and Standards.
      e.  Contractor Proposal.

4.   QUALITY ASSURANCE PROVISIONS

4.1  General.  An organized quality assurance program shall be established by
     -------
the contractor in accordance with MIL-I-45208 or ISO 9000. The program shall ensure quality throughout all areas of the specification requirements including design, development, fabrication, processing, assembly, inspection, test, maintenance, preparation for delivery, shipping, storage, and site installation. Certain requirements such as testing, may be considered common to the Quality, Reliability, and Maintainability Programs. The contractor's quality assurance program shall be planned and utilized in a manner to effectively support the contractor's Reliability and Maintainability Programs.

4.1.1  Responsibility for inspection.  Unless otherwise specified in the
       -----------------------------
contract, the contractor is responsible for the performance of all inspection requirements. The Government reserves the right to perform any of the inspections set forth in the contract where such inspections and tests are deemed necessary to assure supplies and services conform to the prescribed requirements.

4.1.2  Special tests and examinations.  Special tests and examinations shall be
       ------------------------------
performed in accordance with the test and evaluation program requirements of the SOW.

4.2  Quality conformance inspections.  Quality conformance inspections and tests
     -------------------------------
shall be performed in accordance with the test and evaluation program requirements of the SOW.

                                                                M67854-94-C-2014



                     CONTRACT DATA REQUIREMENT LIST (CDRL)

                          ADDRESSES DISTRIBUTION LIST



COMMANDER
MARCORSYSCOM
Code:
2033 Barnett Ave Suite 315
Quantico, VA 22134-5010


COMMANDER
Marine Corps Logistic Bases, Albany
Code:
814 Radford Boulevard
Albany, GA 31704-1138


COMMANDER
Defense Contract Management Command
Defense Contract Management Area Office, Atlanta
ATTN:  DCMDS-GAQAB
805 Walker Street
Marietta, GA 30060-2789

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     A
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  ADMINISTRATIVE MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

--------------------------------------------------------------------------------
2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE
--------------------------------------------------------------------------------
4.  AUTHORITY
(Data Item Number)
--------------------------------------------------------------------------------
5.  CONTRACT REF

--------------------------------------------------------------------------------
6.  TECHNICAL OFFICE

--------------------------------------------------------------------------------
7.  DD
    260
    REQ
--------------------------------------------------------------------------------
8.  APP
    CODE
    (A)
--------------------------------------------------------------------------------
9.  INPUT
    TO IAC
    (X)
--------------------------------------------------------------------------------
10. FREQ

--------------------------------------------------------------------------------
11. AS OF DATE

--------------------------------------------------------------------------------
12. AS OF 1ST
    SUBMISSION
--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBM EVENT ID

--------------------------------------------------------------------------------
14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)



--------------------------------------------------------------------------------
1.  A001

--------------------------------------------------------------------------------
2.  CONFERENCE AGENDA

    3.

--------------------------------------------------------------------------------
4.  DI-ADMN-80249
--------------------------------------------------------------------------------
5.  SOW 3.14.2.1
--------------------------------------------------------------------------------
6.  MARCORSYSCOM
    (SST)
--------------------------------------------------------------------------------
7.  LT
--------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------
10. ASREQ
--------------------------------------------------------------------------------
11.
--------------------------------------------------------------------------------
12. SEE BLK 16
--------------------------------------------------------------------------------
13.
--------------------------------------------------------------------------------
14.
--------------------------------------------------------------------------------
   MARCORSYSCOM
     (SST)             1/0
--------------------------------------------------------------------------------
   DCMAO A+1 (ACO)     P00002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                    1/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12 - SUBMIT 30 DAYS PRIOR TO EACH CONFERENCE, MEETING OR REVIEW








--------------------------------------------------------------------------------
PREPARED BY

  /s/ Robyn Fait
--------------------------------------------------------------------------------
DATE

22 Feb 94
--------------------------------------------------------------------------------
APPROVED BY

/s/ J.P. McGovern
----------------------
--------------------------------------------------------------------------------
DATE

--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     A
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  ADMINISTRATIVE/MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

--------------------------------------------------------------------------------
2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE
--------------------------------------------------------------------------------
4.  AUTHORITY
(Data Item Number)

--------------------------------------------------------------------------------
5.  CONTRACT REF

--------------------------------------------------------------------------------
6.  TECHNICAL OFFICE

--------------------------------------------------------------------------------
7.  DD
    250
    REQ
--------------------------------------------------------------------------------
8.  APP
    CODE
    (A)
--------------------------------------------------------------------------------
9.  INPUT
    TO IAC
     (X)
--------------------------------------------------------------------------------
10. FREQ

--------------------------------------------------------------------------------
11. AS OF DATE

--------------------------------------------------------------------------------
12. AS OF 1ST
    SUBMISSION

--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBM EVENT ID

--------------------------------------------------------------------------------
14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------
1.  A002

--------------------------------------------------------------------------------
2.  CONFERENCE MINUTES

    3.

--------------------------------------------------------------------------------
4.  DI-ADMN-
    80250
--------------------------------------------------------------------------------
5.  SOW 3.14.2.1

--------------------------------------------------------------------------------
6.  MARCORSYSCOM
    (SST)

--------------------------------------------------------------------------------
7.  LT

--------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------
10. ASREQ

--------------------------------------------------------------------------------
11.
--------------------------------------------------------------------------------
12. SEE BLK 16

--------------------------------------------------------------------------------
13.
--------------------------------------------------------------------------------
14.
--------------------------------------------------------------------------------
   MARCORSYSCOM
    (SST)                   1/0
--------------------------------------------------------------------------------
   DCMAO A+1 (ACO)       P00002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total

                                1/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12 - MINUTES SHALL BE SUBMITTED WITHIN 30 DAYS AFTER EACH CONFERENCE, MEETING OR REVIEW. A COPY OF THE MINUTES SHALL BE SENT TO EACH ATTENDEE.









--------------------------------------------------------------------------------
PREPARED BY

  /s/ Robyn Fait
  ----------------------
--------------------------------------------------------------------------------
DATE

22 Feb 94
--------------------------------------------------------------------------------
APPROVED BY

/s/ J.P. McGovern
----------------------
--------------------------------------------------------------------------------
DATE

--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B001

2.  ENGINEERING CHANGE PROPOSAL

    3.

4.  DI-CMAN-80639A

5.  SOW 3.2.3.1

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13.

14.



--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)                 1/0
--------------------------------------------------------------------------------
(PSE-C)               6/0
--------------------------------------------------------------------------------
MCLBA (856)           2/0
--------------------------------------------------------------------------------
DCMAO AH (QAR)1    P00002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  9/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK - ECP'S SHALL BE SUBMITTED FOR ALL CHANGES WHICH AFFECT GOVERNMENT
          ESTABLISHED BASELINES. THE OPPORTUNITY TO SUBMIT ECP'S SHALL EXTEND THROUGH CONTRACT FINALIZATION. MIL-STD-973 APPLIES. IN ADDITION, ECP'S SHALL BE SUBMITTED AT THE REQUEST OF THE GOVERNMENT.



--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J.P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
    (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B002

2.  REQUEST FOR DEVIATION

    3.

4.  DI-CMAN-
    80640A

5.  SOW 3.2.3.5

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13.

14.

MARCORSYSCOM
   (SST)           1/0
--------------------------------------------------------------------------------
   (PSE-C)         6/0
--------------------------------------------------------------------------------
MCBLA(856)         2/0
--------------------------------------------------------------------------------
DCMAO AH (QAR)  P00002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  9/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - DEVIATIONS SHALL BE SUBMITTED FOR ALL CHANGES WHICH AFFECT
             GOVERNMENT ESTABLISHED BASELINES. THE OPPORTUNITY TO SUBMIT DEVIATIONS SHALL EXTEND THROUGH CONTRACT FINALIZATION , MIL-STD-973 APPLIES. IN ADDITION, DEVIATIONS SHALL BE SUBMITTED AT THE REQUEST OF THE GOVERNEMNT.


--------------------------------------------------------------------------------
PREPARED BY /s/ Robyn Fait
            ----------------------
DATE 22 Feb 94

APPROVED BY /s/ J.P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    260
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B003

2.  REQUEST FOR WAIVER

    3.

4.  DI-CMAN-80641A

5.  SOW 3.2.3.6

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13.

14.

--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)                1/0
--------------------------------------------------------------------------------
(PSE-C)              6/0
--------------------------------------------------------------------------------
MCLBA (856)          2/0
--------------------------------------------------------------------------------
DCMAO AH (QAR)    P00002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                     9/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - WAIVERS SHALL BE SUBMITTED FOR ALL CHANGES WHICH AFFECT GOVERNMENT
             ESTABLISHED BASELINES. THE OPPORTUNITY TO SUBMIT WAIVERS SHALL EXTEND THROUGH CONTRACT FINALIZATION. MIL-STD-480B APPLIES. IN ADDITION, WAIVERS SHALL BE SUBMITTED AT THE REQUEST OF THE GOVERNMENT.


--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J. P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B004

2.  SPECIFICATION CHANGE NOTICE

    3.

4.  DI-CMAN-80643A

5.  SOW 3.2.3.8

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ASREQ

11.

12. ASREQ

13.

14.


--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-C)           1/0
--------------------------------------------------------------------------------
MCLBA (856)       1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  3/0
--------------------------------------------------------------------------------
16. REMARKS




--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J.P.McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
              -----------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    COD
    E (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B005

2.  CONFIGURATION MANAGEMENT PLAN

    3.

4.  DI-CMAN-
    80858A

5.  SOW 3.2

6.  MARCORSYSCOM
    PSE-C

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.

MARCORSYSCOM
   (SST)          1/0
--------------------------------------------------------------------------------
   (PSE-C)        1/0
--------------------------------------------------------------------------------
MCBLA(856)        1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  3/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - SUBMIT DRAFT BY LT 60 DAYS AFTER CONTRACT AWARD. THE GOVERNMENT
             WILL APPROVE  OR DISAPPROVE WITHIN 60 DAYS OF RECEIPT.

    BLK 13 - SUBMIT FINAL BY DD-250 30 DAYS AFTER RECEIPT AND INCORPORATION OF
             GOVERNMENT COMMENTS.


--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J. P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B006

2.  TECHNICAL DATA PACKAGE

    3.

4.  DI-CMAN-80776

5.  SOW 3.14.4.9

6.  MARCORSYSCOM
    (SST)

7.  DD

8.

9.

10. ONER/

11.

12. SEE BLK 16

13. SEE BLK 10

14.

DRAFT MARCORSYSCOM

--------------------------------------------------------------------------------
(SST)             2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINAL

--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
(SST)             1/1**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS
    THIS IS AN OPTION ITEM.

    BLK 4 - THE FOLLOWING TAILORING APPLIES TO DI-CMAN-80776:
            - DELETE PARAGRAPHS 10.2a, c, d, f, AND g. ONLY PARAGRAPHS 10.2.b.
              AND 10.2.c APPLY.

    BLK 12 & 13 - SUBMIT DRAFT TDP* 60 DAYS AFTER EXERCISE OF OPTION. THE
                  GOVERNMENT REQUIRES 60 DAYS TO REVIEW AND COMMENT. FINAL TDP** SHALL BE SUBMITTED, WITH GOVERNMENT COMMENTS INCORPORATED, 30 DAYS AFTER RECEIPT OF SAID GOVERNMENT COMMENTS.

*  DRAFT TDP SHALL BE CONTRACTOR FORMAT USING BLUE-BLACK LINE DRAWINGS.
** FINAL TDP SHALL BE CONTRACTOR FORMAT PROVIDED ON APERATURE CARDS USING THE
   ATTACHED FORMAT FOR GUIDANCE IN DEVELOPING THE APERATURE CARDS. APERATURE CARDS SHALL BE SILVER HALIDE.

BLK 15 - DRAFT 2/0; FINAL 1/1**


--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  26 Aug 94

APPROVED BY /s/ J. P. McGovern
            ----------------------

DATE  26 Aug 94
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

Item  0430                              CDRL Exhibit  B
                                                      -
                                CDRL Sequence         B006
                                                      ----
                                Attachment No.        1 to P00001
                                                      -----------

--------------------------------------------------------------------------------

                    MICROFILM AND APERTURE CARD REQUIREMENTS
                    ----------------------------------------

A.   Microfilm shall be in accordance with MIL-M-38761 as tailored below:
       1.  Paragraph 1.2.6 is applicable.
       2. Each frame of microfilm shall be mounted in an aperture card in accordance with MIL-C-9877 and MIL-STD-804 as tailored below. Reject tabulating cards are not required.

       3.  Microfilm shall be 35mm in accordance with MIL-M-9868.
       4. Aperture cards shall be sorted in alphanumeric sequence, major sort on card cols 3-17, minor sort on card cols 18-22. Rejected cards shall not be intersorted.
       5.  Aperture cards shall be generated in accordance with Method A.
       6.  Packing and packaging shall be level lC.
B.   Microfilming shall be in accordance with MIL-M-9868 as tailored below:
       1. Unless otherwise specified on the CDRL, microfilm shall be Type 1, Class 1.
       2. Microfilm of computer printed documents shall be capable of making two legible microfilm reproductions.
       3.  Protective coating is not required.
       4.  Microfilm index numbers are not required.
       5. If existing pages of book form documents are revised and the page number sequence is not affected, only revised pages need to be remicrofilmed. If revisions do affect the page number the entire document shall be remicrofilmed.
       6. Reduced size drawings shall be avoided. If full size drawings are not available, then reduced size drawings shall be microfilmed at a reduction ratio to meet readability on a standard microfilm viewer.
       7. Book form drawings and documents shall be positioned one sheet per frame.
       8.  Undimensioned drawings shall be microfilmed.

C.   Aperture cards shall be type 1, class 1 in accordance with MIL-C-9877.
D. Format and coding of aperture cards shall be in accordance with MIL-STD-804 as tailored below:
       1.  Paragraphs 4.4(b), 4.6, 4.9, 5.1.4 through 5.1.6, 5.1.10, 5.2.3.1,
           5.2.10, 5.2.16, 5.2.19 through 5.2.21, 5.2.23, 5.2.25, 5.2.29.1,
           5.2.31, 5.2.33 and 5.2.34 are not applicable.

       2. When information is longer than the document number field in which it is entered, the information shall be entered starting in the left-hand column (CC3) of the field and continue through CC 16. An asterisk will be entered in CC17 to indicate that the information overflows the field. The remaining characters shall be keypunched in CC's 41-46. Interpretation shall be entered in CC's 39-44.

       3. When a drawing is identified by multiple whole numbers, such as 123456 through 123490, the first number shall be entered in the drawing or document number field followed by a slash (/); then, the second number shall be entered. If the combination of the two numbers and slash(/) is more than 15 digits, the following will be used: 129-4567 through 129-4587. Correct entry shall be 129-4567/87. In all cases, a minimum of two digits will appear after the slash(/).

       4. "PA" for Marine Corps cognizant engineering data shall be used where required by paragraph 5.2.11.

       5. DD Form 1562 - Dual Purpose Engineering Document Card [Card] H/T (Lower Legend)] shall be used for Marine Corps requirements.

       6.  Paragraph 5.1.9(a):

               a.  Subparagraph (5):  Leave CC 25 and CC 26 blank.

               b.  Subparagraph (7):  Leave CC 34 blank.

               c. Subparagraph (13): Leave CC 50 blank. CC 51 shall have card code "H" punched (see 5.2.12).

               d.  Subparagraph (15) and (17) not applicable.

               e.  Subparagraph (19) and (20):  Leave CC 77 blank.

     7.    Paragraph 5.1.9(b):

               a. Subparagraph (7): Use CC's 31-34 for frame number and number of frames (see 5.2.8 and 5.2.9). Leave 35-46 blank.

               b.   Subparagraph (13) and (15) not applicable.

               c.   Subparagraph (17) and (18):  Leave CC 77 blank.

     8. Interpretation: Interpretation shall be only 60 columns across entire top of card and shall be printed as follows:


                 CARD COLUMN      PRINT POSITION

                    1-2                1-2
                    3-17              4-18
                   18-22             54-58
                   23-25             22-24
                   26-27             19-20
                   28-30             25-27
                   31-34             29-32
                   41-43             39-41
                     47                50
                   48-49             51-52
                     50                46
                     51                59
                     52                60

E. The plane of the document image will be on the rear of the aperture card (back emulsion).

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     C
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  INTERGRATED LOGISTICS/SUPPORT STANDARDS
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  C004

2.  INTEGRATED SUPPORT PLAN (ISP)
    3.

4.  DI-ILSS-80395

5.  SOW 3.14

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.

--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSL-A)           1/1*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                    2/1*

--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 & 13 - THE CONTRACTOR SHALL SUBMIT DRAFT ISP 30 DAYS AFTER CONTRACT
                  AWARD. THE GOVERNMENT REQUIRES 60 DAYS TO REVIEW AND COMMENT. ANY COMMENTS RESULTING FROM GOVERNMENT REVIEW SHALL BE INCORPORATED AND THE ISP SHALL BE RESUBMITTED FOR GOVERNMENT APPROVAL WITHIN 30 DAYS OF RECEIPT OF GOVERNMENT COMMENTS.

THE ISP SHALL BE REVISED AS CHANGES IN THE CONTRACTOR'S MANAGEMENT PRACTICES AS DEFINED IN THE ISP OCCUR OR AT THE REQUEST OF THE GOVERNMENT.

BLK 4 - CONTRACTOR FORMAT IS AUTHORIZED PROVIDED ALL THE REQUIREMENTS OF THE
        DATA ITEM DESCRIPTION (DID) ARE ADDRESSED

* REPRODUCIBLE COPY SHALL BE ON A 5-1/4 INCH LOW DENSITY (PREFERRED) OR 3-1/2 INCH HIGH DENSITY DISKETTE IN WORDPERFECT 6.1 FORMAT. TABLES, GRAPHICS AND DRAWINGS/ILLUSTRATIONS SHALL BE CAPABLE OF ELECTRONIC TRANSMISSION.

--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     C
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------

CATEGORY  INTEGRATED LOGISTICS
         ----------------------------------------
          SUPPORT STANDARDS - TRNG

CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  C002

2.  ON-THE-JOB TRAINING HANDBOOK

    3.

4.  DI-ILSS-81101

5.  SOW 3.14.2

6.  MARCORSYSCOM
    (SST-MT)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.
--------------------------------------------------------------------------------
   DRAFT
MARCORSYSCOM
(SST)                  1/0
--------------------------------------------------------------------------------
(SST-MT)               1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FINAL
--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
    (SST)             1/0
--------------------------------------------------------------------------------
    (SST-MT)          1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLUS OVERPACK
--------------------------------------------------------------------------------
2 COPIES W/EACH
--------------------------------------------------------------------------------
SYSTEM
--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 & 13 - SUBMIT DRAFT 45 DAYS AFTER CONTRACT AWARD, GOVERNMENT REQUIRES
                  30 DAYS TO REVIEW, SUBMIT FINAL CONCURRENTLY WITH DELIVERY OF SYSTEM.

    OVERPACK TWO (2) GOVERNMENT APPROVED HANDBOOKS (HARD COPY) WITH EACH SYSTEM.

    BLK 15 - DRAFT 2/0; FINAL 2/0 PLUS OVERPACK


--------------------------------------------------------------------------------
PREPARED BY /s/ Robyn Fait
            ----------------------

DATE 22 Feb 94


APPROVED BY /s/ J.P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     C
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------

CATEGORY  INTEGRATED LOGISTICS
         ----------------------------------------
          SUPPORT STANDARDS

CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  C003

2.  INSTRUCTIONAL MEDIA PACKAGE

    3.

4.  DI-ILSS-81092

5.  SOW 3.12

6.  MARCORSYSCOM
    (SST)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.
--------------------------------------------------------------------------------
   DRAFT SCRIPT
MARCORSYSCOM
    (SST)                  2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FINAL SCRIPT
--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
    (SST)                  2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    INITIAL VIDEO
--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
    (SST)                  2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    FINAL VIDEO
--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
    (SST)                  2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLUS SHIPMENT
--------------------------------------------------------------------------------
FOR EACH END
--------------------------------------------------------------------------------
ITEM                      52/0
--------------------------------------------------------------------------------
15. Total
--------------------------------------------------------------------------------
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS
    BLK 4 - DELETE THE FOLLOWING PARAGRAPHS FROM DI-ILSS-81092: 10.3.1;
            10.2.2.2.1; 10.3.2.3; AND 10.3.10 THROUGH 10.3.15.

    BLK 12 & 13 - DRAFT SCRIPT SHALL BE PROVIDED WITHIN 90 DAYS AFTER CONTRACT
                  WARD. THE GOVERNMENT REQUIRES 45 DAYS TO REVIEW/COMMENT. ANY COMMENTS RESULTING FROM GOVERNMENT REVIEW SHALL BE INCORPORATED AND FINAL SCRIPT SUBMITTED WITHIN 30 DAYS OF RECEIPT OF GOVERNMENT COMMENTS. CONTRACTORS SHALL UTILIZE GOVERNMENT APPROVED SCRIPT AND DEVELOP THE VIDEO. INITIAL VIDEO SHALL BE SUBMITTED WITHIN 30 DAYS FOR ACCEPTANCE OF FIRST ARTICLE. THE GOVERNMENT REQUIRES 30 DAYS TO REVIEW/COMMENT. ANY COMMENTS RESULTING FROM GOVERNMENT REVIEW SHALL BE INCORPORATED INTO THE FINAL VIDEO. FINAL VIDEO SHALL BE SUBMITTED WITHIN 30 DAYS OF RECEIPT OF GOVERNMENT COMMENTS.

    BLK 15 - DRAFT SCRIPT 2/0; FINAL SCRIPT 2/0
             INITIAL VIDEO 2/0; FINAL VIDEO 2/0 PLUS END ITEM QUANTITY 52/0


--------------------------------------------------------------------------------
PREPARED BY /s/ Robyn Fait
            ----------------------

DATE 22 Feb 94


APPROVED BY /s/ J.P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     C
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------

CATEGORY  INTEGRATED LOGISTICS
         ----------------------------------------
          SUPPORT STANDARDS

CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  C004

2.  CONTRACTOR LOGISTICS SUPPORT

    3.  MAINTENANCE REPORT

4.  DI-ILSS-8096

5.  SOW 3.14.1.5.g

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. MTHLY

11.

12. SEE BLK 16

13. SEE BLK 16

14.
--------------------------------------------------------------------------------
MARCORSYSCOM
    (SST)                  1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total                      1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16. REMARKS
    BLK 4 -  DELETE THE FOLLOWING PARAGRAPHS FROM DI-ILSS-80965: 10.1.2 THROUGH
             10.1.4 IN ITS ENTIRETY; 10.1.6 IN ITS ENTIRETY; 10.1.8 THROUGH
             10.1.9 IN THEIR ENTIRETY.

    BLK 12 - INITIAL REPORT SHALL BE SUBMITTED NOT LATER THAN 30 DAYS AFTER
             CONTRACT AWARD.

    BLK 13 - SUBSEQUENT REPORTS SHALL BE SUBMITTED MONTHLY THEREAFTER, BUT NOT
             LATER THAN THE 5TH DAY OF EACH MONTH.

    * REPRODUCIBLE COPY SHALL BE ON A 5-1/4 INCH LOW DENSITY (PREFERRED) OR 3-1/2 INCH HIGH DENSITY DISKETTE IN WORDPERFECT 5.1 FORMAT. TABLES, GRAPHICS AND DRAWINGS/ILLUSTRATIONS SHALL BE CAPABLE OF ELECTRONIC TRANSMISSION.


--------------------------------------------------------------------------------
PREPARED BY /s/ Robyn Fait
            ----------------------

DATE 22 Feb 94


APPROVED BY /s/ J.P. McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     C
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  INTEGRATED LOGISTICS
         ----------------------------------------
          SUPPORT STANDARDS
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  C005

2.  PROPOSE SPARE PARTS LIST

    3.  (ISL)

4.  DI-ILSS-80136A

5.  SOW 3.14.5

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. ANNLY

11.

12. SEE BLK 16

13. SEE BLK 16

14.

--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(SST-MT)          1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  1/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - INITIAL LIST SHALL BE SUBMITTED NOT LATER THAN 60 DAYS AFTER
             CONTRACT AWARD.

    BLK 13 - SUBSEQUENT LISTS SHALL BE SUBMITTED ANNUALLY THEREAFTER.



--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE  22 Feb 94
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     D
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  INTEGRATED LOGISTICS
         ----------------------------------------
          SUPPORT STANDARDS
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT TO

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  D001

2.  MANUAL, TECHNICAL.

    3.  VALIDATION CERTIFICATION

4.  DI-M-2196

5.  SOW 3.14.4.10.1

6.  MARCORSYSCOM
    (PSD-M)

7.  LT

8.

9.

10. OTIME

11.

12. SEE BLK 16

13. SEE BLK 16

14.

--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSD-M)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  2/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - CONTRACTOR SHALL SUBMIT VALIDATION CERTIFICATION TO THE GOVERNMENT
             CONCURRENTLY WITH THE VALIDATED DRAFT MANUAL.

    BLK 5  - (SEE ALSO TMCR 25-93 REQUIREMENTS)

             SHALL BE DELIVERED CONCURRENTLY WITH THE OPERATIONAL CAPABILITIES DEMONSTRATION (OCD). P00002



--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     E
        --------            ---------

TO CONTRACT/PR
              -----------------------------------
CATEGORY  MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------
--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
    (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  E001

2.  CONTRACTOR'S PROGRESS STATUS

    3.  AND MANAGEMENT REPORT

4.  DI-MGMT-80227

5.  SOW 3.15

6.  MARCORSYSCOM
    (SST)

7.  LT

8.

9.

10. MTHLY

11.

12. SEE BLK 16

13.

14.
--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
DCMAO AM (DAR)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                           1/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12- THE REPORT SHALL PROVIDE A REVIEW OF WORK ACCOMPLISHED DURING THE REPORTING PERIOD, A SUMMARY OF PROBLEMS, RISKS, ISSUES,
              AND STATUS OF DELIVERABLES. THE REPORTING PERIOD WILL BE FROM THE FIRST TO LAST BUSINESS DAY OF EACH MONTH, BEGINNING 60 DAC.







--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     F
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  NONDESTRUCTIVE TESTING
         ----------------------------------------
          AND INSPECTION
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  F001

2.  TEST PLAN

    3.

4.  DI-NDTI-80566

5.  SOW 3.11

6.  MARCORSYSCOM
    (PSE-P)

7.  SD

8.  A

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.

--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-P)           1/0
--------------------------------------------------------------------------------
P00002            1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  3/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 - SUBMIT BY LT, 90 DAYS PRIOR TO TEST/DEMONSTRATION. THE GOVERNMENT
             REQUIRES 45 DAYS TO REVIEW AND COMMENT.

    BLK 13 - SUBMIT FINAL, BY DD250, WITHIN 30 DAYS AFTER RECEIPT OF GOVERNMENT
             COMMENTS.



--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     F
        --------            ---------

TO CONTRACT/PR
              ---------------------------------
CATEGORY  NONDESTRUCTIVE TESTING AND INSPECTION
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUSSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  F002

2.  TEST/INSPECTION REPORT

    3.

4.  DI-NDTI-80809A

5.  SOW 3.11

6.  MARCORSYSCOM
    (PSE-P)

7.  LT

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13.

14.
--------------------------------------------------------------------------------

MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-P)           1/0
--------------------------------------------------------------------------------
P0DD02            1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
              3/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12-  SUBMIT 30 DAYS AFTER EACH TEST.


--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                   SYSTEM/ITEM  ISMT/1ST
                                                               --------------
ATCH NR          TO EXHIBIT     G
        --------            ---------

TO CONTRACT/PR
              -----------------------------------
CATEGORY  RELIABILITY
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    260
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUSSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  G001

2.  ELECTROSTATIC DISCHARGE

    3. CONTROL PROGRAM PLAN

4.  DI-RELI-80669

5.  SOW 3.8

6.  MARCORSYSCOM
    (PSE-C)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.


--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-C)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
              2/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 & 13 - SUBMIT DRAFT 60 DAYS AFTER CONTRACT AWARD. THE GOVERNMENT
                  REQUIRES 45 DAYS TO REVIEW/COMMENT. FINAL PLAN SHALL BE SUBMITTED WITHIN 30 DAYS OF RECEIPT AND INCORPORATION OF GOVERNMENT COMMENTS.










--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     H
        --------            ---------

TO CONTRACT/PR
              ---------------------------------
CATEGORY  SYSTEM/SUBSYSTEM ANALYSIS
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  H001

2.  CONTRACT MAINTENANCE PLAN

    3.

4.  DI-S-1823

5.  SOW 3.14.1

6.  MARCORSYSCM
    (PSE-P)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.
--------------------------------------------------------------------------------

MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-P)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
              2/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12 & 13 - SUBMIT PLAN 30 DAYS AFTER CONTRACT AWARD. THE GOVERNMENT 45
                  DAYS TO REVIEW/COMMENT. SUBMIT FINAL, WITH GOVERNMENT COMMENTS INCORPORATED WITHIN 30 DAYS.



--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     J
        --------            ---------

TO CONTRACT/PR
                ---------------------------------
CATEGORY  SAFETY
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATA

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  J001

2.  SAFETY ASSESSMENT REPORT

    3.

4.  DI-SAFT-80102A

5.  SOW 3.14.9

6.  MARCORSYSCOM
    (PSE-S)

7.  LT

8.

9.

10. OTIME

11.

12. SEE BLK 16

13.

14.
--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSE-S)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                            2/0
--------------------------------------------------------------------------------
16. REMARKS


    BLK 12- SUBMIT 45 DAYS PRIOR TO DELIVERY OF ARTICLE FOR OPERATION OR GOVERNMENT TEST.











--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------
--------------------------------------------------------------------------------
DATE  22 Feb 94

--------------------------------------------------------------------------------
APPROVED BY /s/ J P McGovern
            ----------------------
--------------------------------------------------------------------------------
DATE

--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     K
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  TECHNICAL MANUAL
         ----------------------------------------
          SPECIFICATION & STANDARDS

CONTRACTOR
          ---------------------------------------
--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    COD
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  K001

2.  COMMERCIAL OFF-THE-SHELF
     3. MANUALS

4.  DI-TMSS-80527

5.  3.14.4.1

6.  MARCORSYSCOM
    (PSD-M)

7.  DD

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13. SEE BLK 16

14.

MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PSD-M)           1/0

--------------------------------------------------------------------------------

OVERPACK COPY
--------------------------------------------------------------------------------
(1 SET) WITH
--------------------------------------------------------------------------------
EACH END ITEM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MCLBA (876)   50/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 & 13 - MANUALS/DOCUMENTATION SHALL BE SUBMITTED 60 DAYS AFTER
                  CONTRACT AWARD FOR GOVERNMENT REVIEW AND APPROVAL. THE GOVERNMENT REQUIRES 45 DAYS TO REVIEW/APPOVE. FINAL MANUAL(S) SHALL BE SUBMITTED WITHIN 30 DAYS OF RECEIPT OF GOVERNMENT ACCEPTANCE.

    CONTRACTOR SHALL OVERPACK ONE COPY (SET) OF MANUAL(S) WITH EACH SYSTEM/END ITEM.

    BLK 15 - 2/0 PLUS OVERPACK AND 50 FOR STOCK (MCLBA 876)


--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     L
        --------            ---------

TO CONTRACT/PR
              ---------------------------------
CATEGORY  PROVISIONING
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Data Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  LOO1

2.  TOOLS AND TEST EQUIPMENT LIST

    3.  (TTEL)

4.  DI-V-7007A

5.  SOW 3.14.5.2

6.  MARCORSYSCOM
    (PST-L)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.



--------------------------------------------------------------------------------
MARCORSYSCOM
(SST)             1/0
--------------------------------------------------------------------------------
(PST-L)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
                  2/0
--------------------------------------------------------------------------------
16. REMARKS

    BLK 4 - DELETE PARAGRAPHS 10.2 AND 10.3 OF DI-V-7007A.

    BLK 12 & 13 - DRAFT TO BE SUBMITTED 30 DAYS AFTER CONTRACT AWARD. THE
                  GOVERNMENT REQUIRES 30 DAYS FOR REVIEW/COMMENT. FINAL SHALL BE SUBMITTED 30 DAYS AFTER RECEIPT AND INCORPORATION OF GOVERNMENT COMMENTS.

SUBMISSION OF TTEL SHALL BE IN ACCORDANCE WITH PARAGRAPH 5.3.9. OF
MIL-STD-1561B.

HARD COPY SUBMISSION REQUIRED.

--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     M
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------

CATEGORY  TECHNICAL MANUAL CONTRACT
         ----------------------------------------
          REQUIREMENT

CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO
    IAC
    (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  M001

2.  DEPOT MAINTENANCE MANUAL

    3.

4.  TMCR 25-93

5.  SOW 3.14.4.8

6.  MARCORSYSCOM
    (PSD-M)

7.  DD

8.

9.

10. ONE/R

11.

12. SEE BLK 16

13. SEE BLK 16

14.
--------------------------------------------------------------------------------
VALIDATED DRAFT
MARCORSYSCOM
(SST)                  1/0
--------------------------------------------------------------------------------
(PSD-M)                1/0
--------------------------------------------------------------------------------
MCLBA(830)             1/0
--------------------------------------------------------------------------------
MCLBB(B320)            1/0
--------------------------------------------------------------------------------
REVISED DRAFT
--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
(PSD-D)                6/0
--------------------------------------------------------------------------------
FINAL MARCORSYSCOM
--------------------------------------------------------------------------------
(SST)                  1/0
--------------------------------------------------------------------------------
(PSD-M)              1/2**
--------------------------------------------------------------------------------
MCLBA(830)             2/0
--------------------------------------------------------------------------------
MCLBB(B32D)            1/0
--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS

    BLK 12 & 13 - THE CONTRACTOR SHALL SUBMIT VALIDATED DRAFT MANUAL 120 DAYS
                  AFTER CONTRACT AWARD. THE GOVERNMENT REQUIRES 60 DAYS TO REVIEW AND COMMENT. THE CONTRACTOR SHALL INCORPORATE GOVERNMENT COMMENTS ON VALIDATED DRAFT AND RESUBMIT REVISED DRAFT WITHIN 45 DAYS FOR GOVERNMENT VERIFICATION (6 COPIES OF REVISED DRAFT TO MARCORSYSCOM (PSD-D) ONLY.) FOLLOWING COMPLETION OF VERIFICATION THE CONTRACTOR SHALL INCORPORATE ANY REQUIRED CHANGES AND SUBMIT FINAL MANUAL * WITHIN 30 DAYS FOR GOVERNMENT APPROVAL. THE GOVERNMENT REQUIRES 60 DAYS TO REVIEW AND APPROVE/DISAPPROVE FIANL MANUAL.

    * FINAL MANUAL SHALL BE CAMERA-READY COPY.

    ** REPRODUCIBLE: ONE COPY SHALL BE CAMERA-READY (TO INLCUDE ILLUSTRATIONS);
       ONE COPY SHALL BE ELECTRONIC MEDIA IN WORDPERFECT 5.1 ON 3-1/2 INCH HIGH DENSITY DISKETTE CONTAINING TEXT ONLY.

    BLK 15 - VALIDATED DRAFT 4/0; REVISED DRAFT 6/0; FINAL 5/2**

    SHALL BE DELIVERED CONCURRENTLY WITH THE OCD. P00002

--------------------------------------------------------------------------------
PREPARED BY /s/ Robyn Fait
            ----------------------
DATE 22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

                                                                  TMCR NO. 25-93

                 TECHNICAL MANUAL CONTRACT REQUIREMENTS (TMCR)

                        SUBJ:  DEPOT MAINTENANCE MANUAL



  "TM REQUIREMENTS CONTAINED HEREIN HAVE BEEN CLEARED FOR USE BY THE OFFICE OF MANAGEMENT AND BUDGET PUBLICATION NO. 0704-0188".

SUBJECT:  DEPOT MAINTENANCE MANUAL

SCOPE: This TMCR presents requirements for preparing the subject Depot Maintenance Manual. The requirements specified herein constitute the technical manual tasks to be performed by the contractor and the resulting deliverables.

1.0  APPLICABLE DOCUMENTS

1.1 GOVERNMENT DOCUMENTS: The following documents, of the issue in effect on the date of invitation for bids or request for proposal, form a part of this TMCR to the extent covered herein.

     MIL-M-38784         Manuals, Technical:  General Style and Format
                         Requirements

     MIL-M-63041         Manual, Technical:  Preparation of Depot Maintenance
                         Work Requirements

     MIL-M-85337         Manuals, Technical:  Quality Assurance Program;
                         Requirements for

2.0  REQUIREMENTS

In the event of conflict between the requirements of this TMCR, and the documents referenced herein, the requirements of the TMCR shall take precedence.

2.1 TECHNICAL MANUAL QUALITY ASSURANCE DATA. The contractor shall be responsible for quality of the data in accordance with MIL-M-85337.

2.1.1 Technical Manual Validation. The contractor shall validate the technical manual prior to submitting to the Government for review and comments. The Government reserves the right to observe the contractor validation.

2.1.2 Technical Manual Verification. The Government will verify the technical manual. The contractor shall make recommendations to the Government in the development of a verification plan and provide technical and engineering support, tools and facilities for the verification process.

2.1.3 Validation Certification Report. The contractor shall submit a validation certification report concurrently with the submission of the validated technical manual.



3.0  COPYRIGHTS

  The contractor shall identify copyrighted material, if any, and shall obtain the written approvals of both the copyright owner and the contracting officer prior to its use. The contractor shall furnish appropriate copyright release giving the Government permission to reproduce and use copyrighted information. When the contractor uses a manual which covers a vendor's components or portions thereof, and the vendor's manual contains copyrighted material, the contractor shall be responsible for obtaining a copyright release from the vendor and furnishing such to the Government.

3.1  DEPOT MAINTENANCE MANUAL

3.1.1 Technical Content. The technical content shall conform to MIL-M-63041 with the following exceptions.

       a. Throughout change "Depot Maintenance Work Requirements" to "Depot Maintenance Manual"; change "DMWR" to "DMM".

       b.  Paragraph 3.1 is changed to read as follow:

           "Format and content. Format and content are established by this specification and reflect depot maintenance functions as determined by the LSAR or the Marine Corps maintenance concept."

      c.   Paragraphs 3.2 through 3.9 are not applicable.

      d. Paragraph 3.10: Deleted Appendix C, Expendable Supplies and Materials List and Appendix D, Depot Mobilization Requirements.

      e. Paragraph 3.11.1 and 3.11.1.1: Delete all paragraph text and substitute the following: "(See MIL-M-38794.)".

      f.   Paragraphs 3.12.1.2 through 3.12.1.5:  Not applicable.

      g.   Paragraph 3.12.3:  Delete in its entirety.

      h.   Paragraph 3.13.2.4 is changed to read as follows:

           "Modifications. Refer the user to SL-1-2 to ensure that all Modifications Instructions have been effected."

      i.   Paragraph 3.14.1.2.5:  Last sentence is changed to read:

           "Joint Oil Analysis Program (JOAP) as prescribed in
           TI-4731-14/1_, shall be used, if applicable after test."

      j.   Paragraph 3.14.1.2.8:  Delete third and fourth sentences.

      k. Paragraph 3.14.2.1.1: Last sentence, "MWOs" is changed to "MI's"; "DMWR" is changed to "DMM"; and delete "commanders/depot/MSC requirements".

      l. Paragraph 3.15.3.5: "(AR 750-22)" is changed to "TI-4731-14/1_".

      m.   Paragraph 3.16.1.3:  Delete second sentence.

      n.   Paragraph 3.16.1.5:  Delete second sentence.

      o. Paragraph 3.17 is changed as follows: Delete the first sentence and add "Refer to MCO P4450.7."

      p.   Paragraph 3.20:  Delete in its entirety.

      q.   Paragraph 3.21:  Delete in its entirety.

      r.   Paragraph 3.24:  Add to the end of the paragraph "as required."

      s.   Paragraph 6.2.2:  Delete in its entirety.

3.1.2 Format. The Depot Maintenance Manual shall be prepared in accordance with MIL-M-38784 for format and style with the following exceptions:

      a.   Decimal paragraph numbering does not apply.

      b.   Text shall be single column.

      c. Illustration identification numbers specified by MIL-M-38784, are not required.

      d. Publication title shall be "DEPOT MAINTENANCE MANUAL", in accordance with MIL-M-38784.

      e.   Cartoons shall not be used.

      f.   Authority notice is not required.

      g. In accordance with MIL-M-38784, the following distribution statement shall be placed on the cover. The statement shall be centered, one-half inch below the Marine Corps seal in 0.09 inch type:

           "THIS PUBLICATION IS REQUIRED FOR OFFICIAL USE OR FOR ADMINISTRATIVE OR OPERATIONAL PURPOSES. DISTRIBUTION IS LIMITED TO U.S. GOVERNMENT AGENCIES ONLY. OTHER REQUESTS FOR THIS DOCUMENT MUST BE REFERRED TO:
           COMMANDANT OF THE MARINE CORPS (AREB), WASHINGTON, D.C. 20380-0001."

      h. The following destruction notice shall be printed on the cover, two line spaces below the distribution statement in 0.09 inch type:

           "DESTRUCTION NOTICE: FOR UNCLASSIFIED, LIMITED DOCUMENTS, DESTROY BY ANY METHOD THAT WILL PREVENT DISCLOSURE OF CONTENTS OR RECONSTRUCTION OF THE DOCUMENTS."

      i.   The statement "FOR OFFICIAL USE ONLY" shall appear in 0.20 inch type,
0.125 inch below the bottom horizontal-rule line, centered.

      j. In accordance with MIL-M-38784, foldout pages shall not be used without prior approval of the contracting officer.

      k. Preparation for delivery shall be accomplished in accordance with MIL-M-38784.

      l. Publication Number. The publication shall be assigned a Depot Maintenance Manual identification number. The number shall be placed on the cover and shall be on all pages of the manual in the same type size as the basic manual. The number shall be assigned by the Commander, Marine Corps Systems Command (Code PSD-M).

      m. Photographs/Line Drawing. Line drawings shall be prepared in lieu of photographs (half tones).

      n. Publication Date. The publication date shall be the Copy Freeze Date which is an engineering cutoff date established by the procuring activity. No hardware changes will be incorporated into the publication after the Copy Freeze Date. The publication date shall be shown on the front cover only.

3.1.3 Reproducible Copy and Integrally Related Art. Manuscript having corrections resulting from in-process reviews and verification, as applicable, shall be incorporated. The material shall be prepared legible and usable at the most economical cost, considering initial and follow-on costs, such as reproduction, printing, handling, filing, storing, and equipment, and any combination thereof, electric accounting machine, computers, punched cards, and tapes may be used for preparing text.

4.0  QUALITY ASSURANCE PROVISIONS

4.1 CONTRACTOR SURVEILLANCE. Contractor surveillance shall be performed on a continuing basis to ensure compliance with his quality program plans, this TMCR, and the contract.

4.2 GOVERNMENT SURVEILLANCE. The Government may conduct a Guidance and Quality Planning Conference and Quality Program Review throughout the term of the contract to ensure compliance with this TMCR, the contract, and the production of a quality product.

4.3 QUALITY ASSURANCE PROGRAM. The contractor shall establish a Quality Assurance Program (QA program) to monitor and ensure the development/revision of technically accurate and complete TMS. The contractor's QA Program shall encompass the accountability for and development of Quality Control (QA) functions required for the following TM Program elements:

     a.    Source data collection

     b.    Intermediate products

     c.    Graphics and illustrations

     d.    Validation

     e.    Internal coordination

     f.    Records

     g.    Final product delivery

4.3.1 QA Organization. The contractor's QA organization shall have well-defined responsibility, authority, and the organizational freedom to identify and evaluate quality problems and to initiate, recommend, and require solutions.

4.3.2 QA Functions. All TM elements and processes shall be evaluated at various stages of development/revision by in-process reviews and validation. The contractor shall maintain objective records of all quality reviews.

4.3.3 Corrective Action. The Contractor shall initiate a process of corrective action for each deficiency identified. The contractor shall implement preventive action programs to counter any apparent deficiency trends. The identification of deficiencies which are not cited in the Classification of Defects (CD) shall be identified and added to the CD in the QA Program plan.

4.3.4 In-Process Review (IPR). IPRs may be requested by the Government to provide for coordinated monitoring to TM preparation by the contractor and the Government. The contractor shall support IPRs and provide access to TM materials, intermediate products, and final products, in addition to providing the Government access to his quality program plan, if requested. The IPRs shall include:

     a.    Source data

     b.    TM outlines

     c.    Presentation methods

     d.    Modes of preparation

     e.    TMCR compliance

     f.    Completed documentation (text and artwork)

4.3.4.1 Scheduling IPRs. IPRs shall be held at the contractor's or designated Government facility. The contractor shall submit an IPR schedule for review during the initial Guidance Conference if applicable. IPRs shall be requested when assistance or clarification is desired. The Government may require and the contractor may request additional IPRs at anytime irrespective of the schedule.

4.3.4.2 IPR Records. The contractor shall act as recorder and record decisions/discrepancies resulting from or associated with IPRs.

4.3.4.3 Disposition of IPR Findings. Discrepancies and/or deficiencies found as the result of the IPR shall be corrected prior to certification and acceptance of the TM.

4.3.5 Validation. Validation is a contractor QA responsibility accomplished on all TMs, changes, and revisions thereto. A TM shall not be validated until the following conditions have been fulfilled:

     a.    Contractor's engineering technical review has been completed.

     b. Information reflects configuration of the system/equipment and includes all engineering changes.

     c. Procedural instructions are readily understandable by the intended user and adequate to perform all operations and maintenance functions.

     d. Adequacy of data is checked to ensure that it supports the approved maintenance and support plan.

     e. Hardware of the proper configuration is available for the validation effort.

4.3.5.1 Support Equipment. Government-approved support equipment shall be used in the performance of validation. Simulation or substitution of support equipment must be approved by the Government. It is the responsibility of the contractor to submit requests for Government-furnished equipment to support the validation effort.

4.3.5.2 Disposition of Verified Data. Corrections and significant comments resulting from validation/verification shall be incorporated following the verification effort and prior to the Government's certification and acceptance of the TM.

5.0  PACKAGING AND DELIVERY

     a. Package Marking. In addition to sender and addressee information, the exterior of each package shall bear the following:

           1.  Publication number

           2.  Contract of Purchase Order Number

           3.  Type of material enclosed

           4.  Number of containers in the shipment

     b. Packing List. A copy of the letter of transmittal, or the packing list, shall be placed inside the package. When a shipment consists of several packages, the letter of transmittal or packing list shall be enclosed in the first package and shall identify the material that was wrapped in each package.

5.1  MANUAL, TECHNICAL

5.1.1 Manuscript Copy For View. Manuscript copies shall be wrapped separately and packaged flat in cartons. Final size illustrations shall be included in the manuscript. Foldouts shall have aprons and be folded as necessary to fit the bound manuscript. Maximum thickness of bound matter shall be three inches, not including covers. If the number of foldouts is enough to cause a substantial difference in thickness of the manuscript binding edge, spacers shall be added to equalize the two sides of the manuscript. The manuscript may be bound with posts, inserted in three-ring binders or heavy-duty stapled. Elaborate containers shall not be used. Packaging must protect the manuscript so that it cannot shift within the container during shipment. Manuscripts are to be delivered as specified on the CDRL.

5.1.2 Reproducible Copy and Integrally Related Art. The reproducible (camera-ready) copy shall be packaged flat and double-packaged. Artwork shall not be folded or rolled. The interior material shall be waterproof and free of any chemical substance that would discolor or otherwise render the reproducible copy useless. The exterior package shall be a standard commercial carton at least equal to Interstate Commerce Standards and of sufficient strength to provide for safety and safe delivery, and to protect the camera-ready copy against damage during shipping. Reproducible copy shall be delivered in accordance with the CDRL.

6.0  DELIVERY INSTRUCTIONS

6.1 Contractor shall submit validated draft copies of the technical manual in accordance with the CDRL for review, comments and approval/disapproval.

6.2 Contractor shall provide 6 complete copies of the TM to be verified by the Government. These copies shall be provided to the Government 2 weeks prior to the start of the verification effort.

6.3 Text files shall be provided in Wordperfect 5.1 on 3 1/2 inch diskettes. Illustrations shall be camera-ready copy including all required corrections resulting from IPR's and verification. Both the text and illustrations shall be submitted to the Commander, Marine Corps Systems Command, Code PSD, for review and approval.

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/1ST
                                                                      ----------
ATCH NR          TO EXHIBIT     N
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  TECHNICAL PUBLICATIONS OPTION
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    250
    REQ

8.  APP
    COD
    E (A)

9.  INPUT
    TO IAC
     (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  N001

2.  SUPPLEMENTAL DATA FOR

    3.  COMMERCIAL OFF-THE-SHELF (COTS) MANUALS

4.  DI-TMSS-80528

5.  5.3.14.4.1

6.  MARCORSYSCM
    (PSD-M)

7.  DD

8.

9.

10. ASREQ

11.

12. SEE BLK 16

13.

14.

DRAFT MARCORSYSCOM

--------------------------------------------------------------------------------
(SST)             1/0
--------------------------------------------------------------------------------
(PSD-M)           1/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINAL

--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
                  1/0
--------------------------------------------------------------------------------
(PSD-M)           1/2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLUS OVERPACK
--------------------------------------------------------------------------------
(SEE BLK 16)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS
    THIS IS AN OPTION ITEM.
    BLK 12 & 13 - MANUALS/DOCUMENTATION SHALL BE SUBMITTED 30 DAYS AFTER
                  EXERCISE OF OPTION/GOVERNMENT REQUEST. THE GOVERNMENT REQUIRES 30 DAYS TO REVIEW, COMMENT OR APPROVE. FINAL MANUAL/SUPPLEMENTATION SHALL BE PROVIDED IN CAMERA-READY AND MAGNETIC MEDIA WITHIN 30 DAYS OF RECEIPT AND INCORPORATION OF GOVERNMENT COMMENTS.

* REPRODUCIBLE/CAMERA-READY COPY: ONE COPY SHALL BE CAMERA-READY COPY (TO INCLUDE ILLUSTRATIONS) AND ONE COPY SHALL BE ELECTRONIC MEDIA IN WORDPERFECT 5.1 ON 3-1/2 INCH HIGH DENSITY DISK CONTAINING TEXT ONLY.

BLK 15 - DRAFT 2/0; FINAL 2/2* PLUS OVERPACK ONE COPY PER SYSTEM

OVERPACK - CONTRACTOR SHALL OVERPACK GOVERNMENT APPROVED SUPPLEMENTATION WITH EACH END ITEM/SYSTEM.

--------------------------------------------------------------------------------
PREPARED BY   /s/ Robyn Fait
            ----------------------

DATE  22 Feb 94

APPROVED BY /s/ J P McGovern
            ----------------------

DATE
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE
   K

--------------------------------------------------------------------------------
PAGE OF PAGES
 1       11

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00001

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ NO


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                           -------------
ATTN CTQ 3LW
MARINE CORPS SYSTEMS COMMAND
2033 BARNETT AVE, SUITE 315      POC. Lisa Werbickas
QUANTICO, VA 22134-5010          (703)640-5822 ext 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)         CODE       S1103A
                                                      -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GA 30174


   TIN: 57-07777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE    76478   FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See page 6 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.217-7 Option for Increased Quantity - Separately Priced Line Item (March 1989)
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT Contractor ( ) is not, (X) is required to sign this document and return 2 to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

    SEE ATTACHED PAGES.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED



--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA



     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                      M67854-94-C-2014
                                                      Modification P00001

The purpose of this modification is to 1) provide SLIN designations, 2) partially exercise Option Year 1 and Option Year 2, 3) add Exhibit B, Sequence Number B006, for Reprocurement Data, Option CLIN 0430 and revise Section B and Contract Data Requirements List in Section J accordingly, 4) delete Option CLIN 0426 for Maintenance Manual to incorporate the requirement for the Maintenance Contract Data, and revise Sections B, C, and F to reflect changes, and 5) provide funds and accounting and appropriation data in Section G-3.

1. This modification hereby revises the following Contract Line Item Numbers (CLINs) as exercised in the basic contract to Sub-Line Item Numbers (SLINs):

     CLIN in
     -------
     Basic Contract:  Revised to:
     ---------------  -----------

     0100                0100AA
     0101                0101AA
     0104                0104AA
     0106                0106AA
     0107                0107AA
     0108                0108AA
     0109                0109AA
     0110                0110AA
     0112                0112AA
     0118                0118AA
     0119                0119AA
     0122                0122AA
     0125                Deleted P0004
     0128                0128AA
     0129                0129AA

NOTE:     These are provided for the submission and payment of invoices in accordance with Section H-12 BILLING CLAUSE of the contract.
                        -------------------

2. This modification hereby partially exercises Option CLINs from Option Year 1 and Option Year 2 by incorporating the following two pages of this modification, pages 3 and 4, into Section B-2 of the contract.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

                                                      M67854-94-C-2014
                                                      Modification P00001

B-2 Option CLINs 0100, 0102 through 0111, 0117 through 0120, 0122, 0128, and
0129 are hereby partially exercised as follows:

CLIN              ACRN    SUPPLIES/SERVICES        QTY         UNIT      UNIT PRICE      AMOUNT
----              ----    -----------------        ---         ----      ----------      ------

0100
----
0100AB            AD     ISMT BASE UNIT            41          EA        $ 35,443.00     $1,453,163.00
0100AC            AC                               13          EA        $ 35,443.00     $  460,759.00
                                                  ===
                                                   54

0102
----
0102AC            AD    M-16A2                    128          EA        $  2,144.00     $  274,432.00
0102AD            AC                               52          EA        $  2,144.00     $  111,488.00
                                                  ===
                                                  180

0103
----
0103AC            AD    M9 PISTOL                  53          EA        $  2,602.00     $  137,906.00
0103AD            AC                               13          EA        $  2,602.00     $   33,828.00
                                                  ===
                                                   65

0104
----
0104AB            AD    12 GAUGE SHOTGUN           40          EA        $  1,325.00     $   53,000.00
0104AC            AC                                1          EA        $  1,325.00     $    1,325.00
                                                  ===
                                                   41

0105
----
0105AC            AD    SQUAD AUTOMATIC WEAPON     49          EA        $  8,041.00     $  394,009.00
0105AD            AC                                2          EA        $  8,041.00     $   16,082.00
                                                  ===
                                                   51

0106
----
0106AB            AD    240G MACHINE GUN           12          EA        $ 20,428.00     $  245,138.00
0106AC            AC                               12          EA        $ 20,428.00     $  245,138.00
                                                  ===
                                                   24

0107
----
0107AB            AD    SMAW                       21          EA        $ 20,947.00     $  439,887.00

0108
----
0108AB            AD    AT-4                       32          EA        $  2,547.00     $ 81,504.00
0108AC            AC                               14          EA        $  2,547.00     $ 35,658.00
                                                  ===
                                                   46

0109
----
0109AB            AD    MK-19 HEAVY MACHINE
                        GUN                        29          EA        $ 26,289.00     $762,381.00
0109AC            AC                                2          EA        $ 26,289.00     $ 52,578.00
                                                  ===
                                                   31

0110
----
0110AB            AD    M2 .50 CAL MACHINE GUN     27          EA        $ 11,904.00     $321,408.00
0110AC            AC                                1          EA        $ 11,904.00     $ 11,904.00
                                                  ===
                                                   28

0111
----
0111AC            AD    M-203 GRENADE LAUNCHER     44          EA        $  4,596.00     $  202,224.00
0111AD            AC                               15          EA        $  4,596.00     $   59,748.00
                                                  ===
                                                   57

                                                    M67854-94-C-2014
                                                    Modification P00001


CLIN      ACRN  SUPPLIES/SERVICES      QTY  UNIT  UNIT PRICE     AMOUNT
----      ----  -----------------      ---  ----  ----------     ----------

0117
----
0117AC    AD    SHOOT-BACK CAPABILITY    7  EA     $  930.00     $ 6,510.00

0118
----
0118AB    AA    FORWARD OBSERVER        13  EA     $  176.00     $ 2,288.00
011BAC    AB                            42  EA     $  176.00     $ 7,392.00
011BAD    AC                            13  EA     $  176.00     $ 2,288.00
                                       ===
                                        68

0119
----
0119AB    AD    NIGHT VISION            13  EA     $1,244.00     $16,172.00
0119AC    AB                            42  EA     $1,244.00     $52,248.00
0119AD    AC                            13  EA     $1,244.00     $16,172.00
                                       ===
                                        68

0120
----
0120AC    AD    OPERATIONS AND          40  EA     $  100.00     $ 4,000.00
0120AD    AC    MAINTENANCE MANUALS     14  EA     $  100.00     $ 1,400.00
                                       ===
                                        54

0122
----
0122AB    AD    SCENARIO DEVELOPMENT     8  EA     $5,285.00     $42,288.00
0122AC    AB    TOOLSET                  6  EA     $5,286.00     $31,716.00
0122AD    AC                             1  EA     $5,288.00     $ 5,288.00

0128
----
0128AB    AD    1ST ADAPTER KIT          8  EA     $  505.00     $ 4,040.00

0129
----
0129AB    AD    DEPLOYMENT CASES         5  EA     $2,526.00     $12,630.00
                                                              =============
                                                              $5,597,984.00

OBLIGATED AMOUNT FOR PARTIAL EXERCISE OF OPTION YEAR 1 -- P00001 ONLY

B-2 Option CLINs 0203, 0210, 0215, and 0219 are hereby partially exercised as follows:


CLIN              ACRN         SUPPLIES/SERVICES            QTY      UNIT      UNIT PRICE         AMOUNT
----              ----         -----------------            ---      ----      ----------         ------

0203
----
0203AA            AD           M9 PISTOL                    28       EA        $  2,735.00        $ 76,580.00

0210
----
0210AA            AD           M2.50 CAL MACHINE GUN        6        EA        $ 12,499.00        $ 74,994.00

0218
----
0218AA            AD           FORWARD OBSERVER             57       EA        $    184.00        $ 10,488.00

0219
----
0219AA            AD           NIGHT VISION                 21       EA        $    753.00        $ 15,813.00
                                                                                                  ===========
                                                                                                  $177,875.00

OBLIGATED AMOUNT FOR PARTIAL EXERCISE OF OPTION YEAR 2 -- P00001 ONLY
                                                    M67854-94-C-2014
                                                    Modification P00001

3.   a)   In Section B-1, (page B-22 of the contract), Option CLIN
0430 is revised to read as follows:

CLIN    ACRN   SUPPLIES/SERVICES      QTY  UNIT      UNIT PRICE          AMOUNT
----    ----   -----------------      ---  ----      ----------          ------

0430    REPROCUREMENT DATA              1  LOT              N/C             N/C
        TECHNICAL DATA PACKAGE
        EXHIBIT B,
        SEQ. NO. B006

     b)     In Section J under the Sequence Numbers for Exhibit B, add: "B006."

     c)     Exhibit B, Sequence No. B006 is provided as Attachment 1.

4. Option CLIN 0426, Maintenance Contract Data is hereby deleted and basic CLIN 0426 for Depot Maintenance Manual, Exhibit M, Seq. No. M001, is hereby revised to include the requirement for Maintenance Contract Data. As a result of this change, the firm-fixed unit price for CLIN 0046 is increased from $57,958.00 by $84,822.00 to a new amount $142,780.00

     a)     Section B is revised as follows:

CLIN    ACRN   SUPPLIES/SERVICES      QTY  UNIT      UNIT PRICE          AMOUNT
----    ----   -----------------      ---  ----      ----------          ------

0046    AB/    DEPOT MAINTENANCE        1   LOT      $142,780.00    $142,780.00
        AA     MANUAL EXHIBIT M, SEQ.
               NO. M001 INCLUDING
               MAINTENANCE CONTRACT
               DATA IAW SOW

     Note:  AB   $57,958.00
            AA   $84,822.00

(See paragraph 5, this modification, for addition of funds under ACRN "AA.")

     b)   Section C is revised as follows:

Under C-1, add: "Item 0046 shall be performed in accordance with the Statement of Work referenced in Section J of the contract."

     c)   Section F is revised as follows:

Under F-3, TIME OF DELIVERY, Items 0025 through 0046, add:  "Item 0046 for the
           ----------------  -----------------------
Depot Maintenance Manual shall be due in accordance with Exhibit M, Seq. No. M001. The Contract Maintenance Data of Item 0046 shall follow the same schedule as the Manuals with the exception of the draft which is due by 30 December 1994."

                                                            M67854-94-C-2014
                                                            Modification P00001

5.    The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION
                                               --------------------------------
DATA:
----

Doc. No. M9545094RC36135                      Increase $87,110.00
AA 1731109  6445  031  00701  0  000027  2D  000000  644530036135

MIPR (DD Form 448) No. W74VAE-2-49-0002       Increase $91,356.00
AB  9720350  1801  18-1098  P2290.0000  31EA  (APC EL49)   S49092

Doc. No. M9545094RC2R008                            $1,053,650.00
AC  9720350  1005  031  00701  0  000027  2D  00000  10050002R008

Doc. No. M9545094RC46092                            $4,628,565.00
AD  1741109  6445  031  00701  0  000027  2D  00000  644530046092

     For information purposes only:

     AA - USMC funds
     AB - Army Nation Guard funds
     AC - USMC Reserves funds
     AD - USMC funds

6. As a result of this modification, the total amount of funds obligated on contract are increased from $16,118,410.00 by $5,860,681.00 to a new amount of $21,979,091.00.

7. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST
                                                           SYSTEM/ITEM  ISMT/IST
                                                                      ----------
ATCH NR          TO EXHIBIT     B
        --------            ---------

TO CONTRACTOR/PR
                ---------------------------------
CATEGORY  CONFIGURATION MANAGEMENT
         ----------------------------------------
CONTRACTOR
          ---------------------------------------

--------------------------------------------------------------------------------
1.  SEQ. NO.

2.  TITLE OR DESCRIPTION OF DATE

    3.  SUBTITLE

4.  AUTHORITY
(Date Item Number)

5.  CONTRACT REF

6.  TECHNICAL OFFICE

7.  DD
    260
    REQ

8.  APP
    CODE
    (A)

9.  INPUT
    TO IAC
    (X)

10. FREQ

11. AS OF DATE

12. AS OF 1ST
    SUBMISSION

13. DATE OF SUBSEQUENT SUBM EVENT ID

14. DISTRIBUTION AND ADDRESSEES
    (ADDRESSEE-REGULAR
    COPIES/REPRO COPIES)

--------------------------------------------------------------------------------

1.  B006

2.  TECHNICAL DATA PACKAGE

    3.

4.  DI-CMAN-80776

5.  SOW 3.14,4.9

6.  MARCORSYSCOM
    (SST)

7.  DD

8.

9.

10. ONER/

11.

12. SEE BLK 1G

13. SEB DLK 10

14.

DRAFT MARCORSYSCOM

--------------------------------------------------------------------------------
(SST)             2/0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINAL

--------------------------------------------------------------------------------
MARCORSYSCOM
--------------------------------------------------------------------------------
(SST)             1/1**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Total
    SEE BLK 16
--------------------------------------------------------------------------------
16. REMARKS

    THIS IS AN OPTION ITEM.

    BLK 4 - THE FOLLOWING TAILORING APPLIES TO DI-CHAN-80776:
            -DELETE PARAGRAPHS 10.2a,c,d,f,AND g.  ONLY PARAGRAPHS
             10.2.b AND 10.2.c APPLY.

    BLK 12 & 13-SUBMIT DRAFT TOP* 60 DAYS AFTER EXERCISE OF OPTION.
                THE GOVERNMENT REQUIRES 60 DAYS TO REVIEW AND COMMENT.
                FINAL TDP** SHALL BE SUBMITTED WITH GOVERNMENT COMMENTS. INCORPORATED, 30 DAYS AFTER RECEIPT OF SAID GOVERNMENT COMMENTS.

*  DRAFT TDP SHALL BE CONTRACTOR FORMAT USING BLUE-BLACK LINE DRAWINGS.
** FINAL TDP SHALL BE CONTRACTOR FORMAT PROVIDED ON APERTURE CARDS USING THE
   ATTACHED FORMAT FOR GUIDANCE IN DEVELOPING THE APERTURE CARDS. USING APERTURE CARDS SHALL BE SILVER HALIDE.

BLK 15 - DRAFT 2/0; FINAL 1/1**


--------------------------------------------------------------------------------
PREPARED BY

/s/ Robyn Fait
----------------------
--------------------------------------------------------------------------------
DATE

28 AUG, 94
--------------------------------------------------------------------------------
APPROVED BY

/s/ S.D.
----------------------
--------------------------------------------------------------------------------
DATE

26 AUG 94
--------------------------------------------------------------------------------
DD FORM 1423                                             PAGE ____ OF ____ PAGES

Item  0430        CDRL Exhibit        B
                                 -----------
                  CDRL Sequence       B006
                                 -----------
                 Attachment No.       1 to P00001
                                 ----------------
_________________________________________________________________

                    MICROFILM AND APERTURE CARD REQUIREMENTS
                    ----------------------------------------

A.   Microfilm shall be in accordance with MIL-M-38761 as tailored below:

     1.   Paragraph 1.2.6 is applicable.

     2. Each frame of microfilm shall be mounted in an aperture card in accordance with MIL-C-9877 and MIL-STD-804 as tailored below. Reject tabulating cards are not required.

     3.   Microfilm shall be 35mm in accordance with MIL-M-9868.

     4. Aperture cards shall be sorted in alphanumeric sequence, major sort on card cols 3-17, minor sort on card cols 18-22. Rejected cards shall not be intersorted.

     5.   Aperture cards shall be generated in accordance with Method A.

     6.   Packing and packaging shall be level C.

B.   Microfilming shall be in accordance with MIL-M-9868 as tailored below:

     1. Unless otherwise specified on the CDRL, microfilm shall be Type 1, Class 1.

     2. Microfilm of computer printed documents shall be capable of making two legible microfilm reproductions.

     3.   Protective coating is not required.

     4.   Microfilm index numbers are not required.

     5. If existing pages of book form documents are revised and the page number sequence is not affected, only revised pages need to be remicrofilmed. If revisions do affect the page number the entire document shall be remicrofilmed.

     6. Reduced size drawings shall be avoided. If full size drawings are not available, then reduced size drawings shall be microfilmed at a reduction ratio to meet readability on a standard microfilm viewer.

Item  0430        CDRL Exhibit        B
                                 -----------
                  CDRL Sequence       B006
                                 -----------
                 Attachment No.       1 to P00001
                                 ----------------

_________________________________________________________________



7.   Book form drawings and documents shall be positioned one sheet per frame.

8.   Undimensioned drawings shall be microfilmed.

C.   Aperture cards shall be type 1, class 1 in accordance with MIL-C-9877.

D. Format and coding of aperture cards shall be in accordance with MIL-STD-804 as tailored below:

     1.   Paragraphs 4.4(b), 4.6, 4.9, 5.1.4 thru 5.1.6, 5.1.10, 5.2.3.1,
          5.2.10, 5.2.16, 5.2.19 thru 5.2.21, 5.2.23, 5.2.25, 5.2.29.1, 5.2.31,
          5.2.33 and 5.2.34 are not applicable.

     2. When information is longer than the document number field in which it is entered, the information shall be entered starting in the left-hand column (CC3) of the field and continue through CC 16. An asterisk will be entered in CC17 to indicate that the information overflows the field. The remaining characters shall be keypunched in CC's 41-46. Interpretation shall be entered in CC's 39-44.

     3. When a drawing is identified by multiple whole numbers, such as 123456 through 123490, the first number shall be entered in the drawing or document number field followed by a slash (/); then, the second number shall be entered. If the combination of the two numbers and slash (/) is more than 15 digits, the following will be used: 129-4567 through 129-4587. Correct entry shall be 129-4567/87. In all cases, a minimum of two digits will appear after the slash (/).

     4. "PA" for Marine Corps. cognizant engineering data shall be used where required by paragraph 5.2.11.

     5. DD Form 1562 - Dual Purpose Engineering Document Card [Card] H/T (Lower Legend)] shall be used for Marine Corp requirements.
6.   Paragraph 5.1.9(a):

Item  0430        CDRL Exhibit        B
                                 -----------
                  CDRL Sequence       B006
                                 -----------
                 Attachment No.       1 to P00001
                                 ----------------

_________________________________________________________________




     a.   Subparagraph (5):  Leave CC 25 and CC 26 blank.

     b.   Subparagraph (7):  Leave CC 34 blank.

     c.   Subparagraph (13):  Leave CC 50 blank.  CC 51 shall   have card code
          "H" punched (see 5.2.12).

     d.   Subparagraph (15) and (17) not applicable.

     e.   Subparagraph (19) and (20):  Leave CC  77 blank.

7.   Paragraph 5.1.9(b):

     a. Subparagraph (7): Use CC's 31-34 for frame number and number of frames (see 5.2.8 and 5.2.9). Leave 35-46 blank.

     b.   Subparagraph (13) and (15) not applicable.

     c.   Subparagraph (17) and (18):  Leave CC 77 blank.

8. Interpretation: Interpretation shall be only 60 columns across entire top of card and shall be printed as follows:

                     CARD COLUMN      PRINT POSITION
                     -----------      --------------
                       1-2                 1-2
                       3-17               4-18
                       18-22             54-58
                       23-25             22-24
                       26-27             19-20
                       28-30             25-27
                       31-34             29-32
                       41-43             39-41
                        47                50
                       48-49             51-52

                     CARD COLUMN      PRINT POSITION
                     -----------      --------------
                        50                 46
                        51                 59
                        52                 60

E. The plane of the document image will be on the rear of the aperture card (back emulsion).

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE

            K
--------------------------------------------------------------------------------
PAGE OF PAGES
 1        4

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   P00002

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4  REQUISITION/PURCHASE REQ. NO.
   Doc. No. M9545094RC46092

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                            -------------
ATTN CTQ 3LW
MARINE CORPS SYSTEMS COMMAND
2033 BARNETT AVE SUITE 315        POC: Lisa Werbickas
QUANTICO VA 22134-5010            (703)604-5822 ext. 225


--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than Item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE GA 30174


   TIN: 57-0777-018 DUNS #: 12-094-4665

--------------------------------------------------------------------------------
   CODE 76478      FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092 increase $1,678.00
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
 X        ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


    SEE ATTACHED PAGES.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      CLARE FAWKES, CHIEF OPERATING OFFICER
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Clare Fawkes
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       10 NOV 1994

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA



     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00002

The purpose of this modification is to 1) exercise Option CLIN 0124AB, 2) specify a "duly authorized representative of the project officer, 3) delete the bar coding requirement, 4) provide NSN's, 5) revise the time of delivery for the convenience of the Government and specify conditions for early delivery, 6) revise G-2 SUBMISSION OF INVOICES, 7) provide TAC codes for shipping, 8) revise
       --------------------------
paragraph 3.2.1.2.2.2 of the PD, 9) revise distribution of data items, 100 revise delivery of CLINs 0037 and 0046, and 11) provide summary of funds for information only.

1.   EXERCISE OF OPTION  The following Option CLIN is hereby exercised by this
     ------------------
modification. See Block 12 on page one of this modification for accounting and appropriation data.

0124AB   MARKSMANSHIP QUALIFICATION RANGES 1 EA  $1,678.00

        NOTE: This video shall be as described by MCO 3574.2H, Enclosure (7), paragraph 2, pages 11-20. The appropriate targets are described in Enclosure (10). On the D Mod, scoring shall be: two points for in the circle; one point for in the black but inside the circle; and zero points for out of the black. On the E target, scoring shall be: one point for in the black; zero for out of the black. This is to be incorporated into all of the systems as part of the software package.

2.   Add the following to E-2:  DCMAO Atlanta is a duly authorized
                          ---
representative of the project officer.

3.   The bar coding requirement contained in MIL-STD-129 is hereby deleted.

4. The National Stock Numbers (NSN), listed in Amendment 0002 of the solicitation, are reiterated below for information purposes:

     M-203    1010  00  179  6447  M-16      1005  01  128  9936
     SMAW     1055  01  164  4608  SHOT GUN  1005  01  065  8989
     SAW      1005  01  127  7510  or        1005  00  921  5483
     M2       1005  00  726  5636  M-24OG    1005  01  359  2714
     MK-19    1010  01  126  9063  AT-4      1055  01  207  2684
     M9       1005  01  118  2640  MP-5      1005  01  360  7146

5.   In Section (a) of F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), the
                       --------------------------------------------
requirement for first delivery to be "150 days after contract award" for CLINs 001 through 0015 and CLIN 0021 is deleted and replaced with "23 January 1995," and the following shall be added:

                                                      M67854-94-C-2014
                                                      Modification P00002

             Early delivery. The Contractor may delivery early only if it
             --------------                                    ----
        receives written authorization from the PCO. The Contractor may ship in place only if it receives written authorization from the PCO and
              ----
        provided that it will be at no cost to the Government.

6.   In G-2 SUBMISSION OF INVOICES, paragraph (c) shall be deleted and replaced
        --------------------------
with:

             (c) Upon inspection and acceptance of material, the Contractor shall distribute the Material Inspection and Receiving Report (DD Form
        250) in accordance with DFARS Appendix F, Part 4.

7. The following Transportation Accounting Classification (TAC) codes and the accounting and appropriation data are hereby added for shipping:

        For in-land transportation, i.e., CONUS:
        1751109.6992  022  00703/0  000027 2D  00L604  699230056001

        For ocean/terminal transportation, i.e., OCONUS:
        1751109.6992  022  00703/0  000027 2D  00L604  699230056003

8.   In the Purchase Description, paragraph 3.2.1.2.2.2 Target simulation,
                                                        -----------------
replace the second to last sentence with the following: "The spotting feedback shall be delayed for three (3) seconds after the shot is fired."

9. Distribution, listed in block 14 of the DD form 1423, shall be revised as shown below for the following exhibits:

     Exhibit          Add to Distribution:
     -------          --------------------
     A001             DCMAO Atlanta (ACO)
     A002             DCMAO Atlanta (ACO)
     B001             DCMAO Atlanta (QAR)
     B002             DCMAO Atlanta (QAR)
     B003             DCMAO Atlanta (QAR)
     E001             DCMAO Atlanta (QAR)

     Exhibit          Delete from Distribution:
     -------          -------------------------
     F001             DCMC
     F002             DCMC

10. Revision to Delivery Schedule: CLIN 0037 (Sequence Number D001) and CLIN 0046 (Sequence Number M001) shall be delivered concurrently with the Operational Capabilities Demonstration (OCD).

                                                      M67854-94-C-2014
                                                      Modification P00002

11.  SUMMARY OF OBLIGATED FUNDS  As a result of paragraph 1 of this
     --------------------------
modification, the total contract price is increased from $21,979,091.00 by $1,678.00 to a new total contract amount of $21,980,769.00. The following is provided for information only to show the total amount obligated to date on each funding document.

ACRN      Obligated as      Obligated          Total
               of              this          obligated
         Previous Mod.    Modification,      to date
             P00001          P00002
=========================================================

AA        $11,300,747.00       $       0   $11,300,747.00

AB        $ 4,996,129.00       $       0   $ 4,996,129.00

AC        $ 1,053,650.00       $       0   $ 1,053,650.00
AD        $ 4,628,565.00       $1,678.00   $ 4,630,243.00
=========================================================
TOTAL     $21,979,091.00       $1,678.00   $21,980,769.00
=========================================================

12. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE
      K

--------------------------------------------------------------------------------
PAGE OF PAGES
 1        3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00003

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    See Block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.
    Doc. No. M9545094RC46092

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER       CODE      M67854
                                -------------
ATTN CTQ 3LW
MARINE CORPS SYSTEMS COMMAND
2033 BARNETT AVE. SUITE 315    POC Lisa Warbickas
QUANTICO VA 22134-5010         705-640-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GA 30174


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE     76478   FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
(X)10A. MODIFICATION OF CONTRACT/ORDER
---     M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AO 1741109 6445 031 00701 0 000027 2D 000000 644550046092  increase
    $95,332.00
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
(X)  C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---       MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED PAGES.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Clare Fawkes, Chief Operating Officer
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Clare Fawkes
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       7 DECEMBER 1994

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      DEC 8 94
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-c-2014
                                                             Modification P00003

The purpose of this modification is to: 1) incorporate portions of MCO 3574.2H and establish a ceiling price to be negotiated and 2) add clause for Progress Payments in exchange for revisions to the PD and menu software.

1. In order to change the specifications pursuant to FAR clause 52.243.1 Changes - Fixed Price (AUG 87) and incorporate Attachments 1 and 2, the above numbered contract is hereby modified as follows:

     a.  Description of Change
         ---------------------

         1) Ref: PD paragraph 3.8.2.1. Entry Level Marksmanship Scenarios shall incorporate Phase III Fielding Firing Individual Training Standards (ITS) 6-11. Specific details are provided in Marine Corps Order (MC0) 3574.2H and the Detailed Instructors Guide for Entry Level Training.

         2) PD paragraph 3.8.2.2 requires scenarios for qualifications firing for the M-9, M-203, M240G, M-2, MK-19, M-249, SMAW and AT-4. The ITSs to support these weapons shall be in accordance with Attachment 1 to this modification. These ITSs should be organized per the Menu structure required in the following paragraph d.

         3) The Menu structure shall be in accordance with Attachment 2 to this modification.

     b.  Production Effectivity
         ----------------------

The changes in paragraph 1.a. shall be incorporated into all applicable production units beginning with the first lot.

     c.  Effect on Delivery Schedule
         ---------------------------

As a result of the changes contained herein, the contract delivery schedule for CLINs 0001 through 0015 and CLIN 0021 is hereby revised as follows: the first lot (quality to be delivered per month per CLIN) shall be delivered no later than 16 March 1995, and deliveries shall continue at the rate established in Section F.

                                                                 M67854-94-C2014
                                                             Modification P00003

     d.  Equitable Contract Price Adjustment
         -----------------------------------

     The equitable adjustment in the prices of contract M67854-94-C-2014, resulting from the changes in 1.a. above, shall be negotiated pursuant to the procedures of the "Changes" clause by the Contractor and the Administrative Contracting Officer (ACO). The equitable adjustment negotiated shall encompass all units.

     e.  Funds Obligated
         ---------------

     A not-to-exceed price of $95,332.00 is obligated for the changes in 1.a. See Block 12 on page 1 of this modification for accounting and appropriation data. All cost associated with this modification shall be maintained in a separate cost ledger until negotiated.


2.   a.  The following clause is hereby added to Section I:

         FAR SOURCE    TITLE              DATE
         ----------    -----              ----
         52.232-16     Progress Payments  JUL 91
                       Alternate I        AUG 87

     b. As equal consideration for paragraph 2.a. above, the following changes shall be incorporated into the contract at no expense to the
         Government:

               1) Add to paragraph 3.8.5 of the PD: "The systems shall include the ability to down load authored graphic courses."

               2) Add to paragraph 3.7.1.3.2 of the PD: "Machine guns shall display tracer rounds, where appropriate, to specifically include M240G ITS scenarios and video combat scenarios. The ratio of 1 tracer to 4 ball rounds shall be represented."

               3) Changes to the menu software shall be made which will enable access to the software for the sensed M16's and mortars.

3. This modification results in no change to the total contract price. Total contract price remains $21,980,769.00.


4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                             Modification P00004

The purpose of this modification is to: 1) incorporate ECP Number 76478-005/94 at a ceiling price, 2) specify delivery locations and time delivery, 3) authorize early delivery for the items listed in paragraph 2, 4) revise paragraphs of the Purchase Description, and 5) provide Attachment A of the PD in full text as follows:

1. In order to change the specifications pursuant to FAR clause 52.243.1 Changes-Fixed Price (AUG 87) and incorporate ECP Number 76478-005/94 provided as Attachment 1, the above numbered contract is hereby modified as follows:

     a. Description of Change
        ---------------------

     Modify six ISTs to be adaptable to 3 ISMTs each. See Block 19 of Attachment 1.

     b. Production Effectivity
        ----------------------

     The changes in paragraph 1.a. shall be incorporated into the first six (6) units of CLIN 0125 only.

     c. Effect on Delivery Schedule
        ---------------------------

     None. The first six units shall be delivered as follows: quantity 2 by 1 February 1995 and quantity 4 by 1 March 1995.

     d. Equitable Contract Price Adjustment
        -----------------------------------

     The equitable adjustment in the prices on contract M67854-94-C-2014, resulting from the changes in 1.a. above, shall be negotiated pursuant to the procedures of the "Changes" clause by the Contractor and the Administrative Contracting Officer (ACO). The equitable adjustment negotiated shall encompass the first six units.

     e. Funds Obligated
        ---------------

     A not-to-exceed price of $262,014.00 is obligated for the changes in 1.a. See Block 12 on page 1 of this modification for accounting and appropriation data. The contractor is authorized to submit for Provisional Delivery Payment for the first 6 units based on a total ceiling price of $262,014.00 and a unit ceiling price of $43,669.99. The Contractor is limited to no more than 75% of the unit ceiling price of $43,699.99 for the Provisional Delivery Payment for each unit this ECP is applicable and the total submission for Provisional Delivery Payment shall not exceed 75% of $262,014.00.

                                                                   M67854-C-2014
                                                             Modification P00004

2. In order to make provisions for ECP 76478-005/94 to be incorporated into the six units for the Army National Guard, Section B, "SUPPLIES AND/OR SERVICES AND PRICES", is hereby revised as follows:

     a. Under Section B of the basic contract, page B-25, delete CLIN 0125 in its entirety and delete SLIN 0125AA in modification P00001 in its entirety and replace CLIN 0125 and SLIN 0125AA with the following:


                                                                                  UNIT        TOTAL
  CLIN    ACRN                      SUPPLIES/SERVICES                       QTY   PRICE      AMOUNT
--------  ----  ----------------------------------------------------------  ---  -------  -------------
0125AA     AB   IST BASE UNIT                                                36  $67,329    $2,423,844
                (does not include weapons)
0215AB     AB   IST BASE UNIT                                                 6  $67,329    $  403,974
                (does not include weapons)
0125AC     AB   ENGINEERING CHANGE                                            6  $40,700    $  244,200
                PROPOSAL 76478-005/94                                                     (see A0000b.)
                FOR THE UNIT 6 UNITS
                CONTAINED IN
                SLIN 0125AB ONLY
                (See paragraph 1.a. of the modification for ceiling price)

3. In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), the following
                  ----------------------------------------
delivery dates and destinations are hereby provided. For the CLINs listed below, the parties agree to revise the required delivery dates to the new date shown below.

The parties agree that the items below shall be shipped in place at no charge to the Government until the PCO provides further direction.

CLIN      Description    Qty  Location               Delivered
--------  -------------  ---  ---------------------  by:
                                                     ---------
0102AB    M-16A2           8  Troop E/348 CAV
0103AB    M-9              2  1015 S. Hill Street    1 FEB 95
0105AB    SAW              2  Griffin GA 30223-4858
0111AB    M203             2
0119AC    Night Vision     3
0120AB    Manuals          1
0125AA    IST Base Unit    1

0102AB    M-16A2           8  Headquarters           1 FEB 95
0103AB    M-9              2  HHC 2-121 IN
0105AB    SAW              2  1500 N. Monroe Street
                              Albany GA 31702-0307

                                                                   M67854-C-2014
                                                             Modification P00004

0111AB           M203           2
0119AC           Night Vision   3
0120AB           Manuals        1
0125AA           IST Base Unit  1

4. In accordance with Section F-3, paragraph entitled Early delivery,
                                                      --------------
incorporated in Modification P00002, the PCO hereby authorizes early delivery for the items listed in paragraph 2 above.

5. For changes made in Modification P00003, the following PD paragraphs shall be revised accordingly:

a. Item 1.a.3) of Mod. P00003 shall be replaced with the following addition to the PD:

        3.8.6 Menu Structure. The system shall provide a menu structure that will support Mode 1 qualification ranges (ITS based training) for each weapon and Mode 2 combat and shoot/no-shoot training (collective training) per PD paragraph 3.2.1.1.1. The structure shall allow the trainees to quickly move from one training scenario to another within Modes, regardless whether that training scenario is provided by CGI or video disc.

b. Item 2.b.2) of Mod. P00003 is added to paragraph 3.7.2.1.3.1        vice
paragraph 3.7.1.3.2.

c. Item 2.b.3) of Mod. P00003 shall be revised to add the following to paragraphs 3.7.2.2 and 3.2.1.7.1 of the PD:

        1) Add to paragraph 3.7.2.2: "All systems shall include the software to support adding a mortar to any system."

        2) Add to paragraph 3.2.1.7.1:

          "d. The system shall be capable of adding sensed M-16s, which will provide additional diagnostics for an instructor to evaluate. These diagnostics shall include, as a minimum, a reflection of weapons cant, trigger pull pressure and butt stock pressure. All systems shall have the software to support adding sensed M-16s."

6 Appendix A to the PD, which was previously referenced, is hereby added in full text as Attachment 2 to this modification.

7. Under Section I, "CONTRACT CLAUSES FOR A FIXED PRICE SUPPLY CONTRACT", Part II, "DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 1) CLAUSES", the following clause is hereby incorporated in the contract.

                            PRICE CEILING (DEC 1991)

                                                                M67854-94-C-2014
                                                             Modification P00004

     The definitive modification resulting from this undefinitized action shall not exceed $262,014.00.

                                (End of clause)

8. This modification results in no change to the total contract price. Total contract price remains $29,566,130.00 per A00006.

9. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

------------------------------------------------------------------------------
ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1
------------------------------------------------------------------------------
1.  DATE (YYMMDD)
      95/01/27
------------------------------------------------------------------------------
Form Approved
OMB No. 0704-0188
------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
------------------------------------------------------------------------------
2.  PROCURING ACTIVITY NO.
    M67854
------------------------------------------------------------------------------
3.  DODAAC

------------------------------------------------------------------------------
4.  ORIGINATOR

------------------------------------------------------------------------------
a.  TYPED NAME (First, Middle Initial, Last)
    Firearms Training Systems, Inc.

------------------------------------------------------------------------------
b.  ADDRESS (Street, City, State, Zip Code)
    7340 McGinnis Ferry Road
    Suwanee, GA 30174
------------------------------------------------------------------------------
5.  CLASS OF ECP
I
------------------------------------------------------------------------------
6.  JUST CODE
O
------------------------------------------------------------------------------
7.  PRIORITY
R
------------------------------------------------------------------------------
8.  ECP DESIGNATION
------------------------------------------------------------------------------
a.  MODEL/TYPE
------------------------------------------------------------------------------
b.  CAGE CODE
76478
------------------------------------------------------------------------------
c.  SYSTEM DESIGNATION
Infantry Squad Trainer
------------------------------------------------------------------------------
d.  ECP NO.
76478-005/94
------------------------------------------------------------------------------
e.  TYPE
F
------------------------------------------------------------------------------
f.  REV
R2
------------------------------------------------------------------------------
9.  BASELINE AFFECTED
[ ] FUNCTIONAL       [X] PRODUCT
[ ] ALLOCATED
------------------------------------------------------------------------------
10.OTHER SYS./CONFIG. ITEMS AFFECTED
[_]YES  [X] NO
------------------------------------------------------------------------------
11. SPECIFICATIONS AFFECTED
------------------------------------------------------------------------------

                 CAGE Code  Specification/Document No.  Rev.   SCN
------------------------------------------------------------------------------
a.  SYSTEM                   PD-94-003
------------------------------------------------------------------------------
b.  DEVELOPMENT
------------------------------------------------------------------------------
c.  PRODUCT
------------------------------------------------------------------------------
12. DRAWINGS AFFECTED
------------------------------------------------------------------------------
    CAGE Code                     Number                    Rev.          NOR
------------------------------------------------------------------------------
13. TITLE OF CHANGE: Modify B-IST to be an IST with 3 x ISMT configuration.
------------------------------------------------------------------------------
14. CONTRACT NO. AND LINE ITEM
M67854-94-C-2014  CLIN 0125
------------------------------------------------------------------------------
15. PROCURING CONTRACTING OFFICER
------------------------------------------------------------------------------
a.  NAME (First, Middle Initial, Last)   Glenn O. Cruze
------------------------------------------------------------------------------
b.  CODE CTQ                      c.  TELEPHONE NO. 703-640-5822 x 226
------------------------------------------------------------------------------
16. CONFIRMATION ITEM NOMENCLATURE: Infantry Squad Trainer (IST)
------------------------------------------------------------------------------
17. IN PRODUCTION
[X] YES  [ ] NO
------------------------------------------------------------------------------
18. ALL LOWER LEVEL ITEMS AFFECTED
------------------------------------------------------------------------------
a. NOMENCLATURE: N/A            b. PART NO           c.  NSN
------------------------------------------------------------------------------
19. DESCRIPTION OF CHANGE: Modify six (6) stand-alone Basic Infantry Squad Trainers (B-ISTs) to be ISTs adaptable to (3) Indoor Simulated Marksmanship Trainers (ISMT). See Attached data
------------------------------------------------------------------------------
20. NEED FOR CHANGE ISTs in a configuration that allows breaking down into 3 ISMTs provides the Government greater flexibility for marksmanship and Fire Team training. The change makes more effective and efficient use of assets by providing access to a larger number of trainees.
------------------------------------------------------------------------------
21. PRODUCTION EFFECTIVITY BY SERIAL NUMBER
ISTs 001 through 006
------------------------------------------------------------------------------
22. EFFECT ON PRODUCTION DELIVERY SCHEDULE
None
------------------------------------------------------------------------------
23. RETROFIT
------------------------------------------------------------------------------
a. RECOMMENDED ITEM EFFECTIVITY       b.  SHIP/VEHICLE CLASS AFFECTED

------------------------------------------------------------------------------
c. ESTIMATED KIT DELIVERY SCHEDULE    d.  LOCATIONS OR SHIP/VEHICLE NUMBERS
                                          AFFECTED
------------------------------------------------------------------------------
24. ESTIMATED COSTS/SAVINGS UNDER     25. ESTIMATED NET TOTAL COSTS/SAVINGS:
CONTRACT                              $262,014
------------------------------------------------------------------------------
26. SUBMITTING ACTIVITY               b.  TITLE: Bob Terry, Director of Programs
a.  AUTHORIZED SIGNATURE
------------------------------------------------------------------------------
27. APPROVAL/DISAPPROVAL
------------------------------------------------------------------------------
a.  CLASS I                     b.  CLASS II
[X] APPROVAL    [_] DISAPPROVAL [_] APPROVED [_] DISAPPROVED
    RECOMMENDED     RECOMMENDED

------------------------------------------------------------------------------
c.  CLASS III
[_] CONCUR IN CLASSIFI-         [_] DO NOT CONCUR IN CLASSIFI-
    CATION OF CHANGE                CATION OF CHANGE
------------------------------------------------------------------------------
d. GOVERNMENT ACTIVITY          e.  SIGNATURE           f. DATE SIGNED (YYMMDD)
   PM, Training Systems, MCSC     /s/ D.E. Jordan, Jr.     950131
                                  --------------------
------------------------------------------------------------------------------
g. APPROVAL    h. GOVERNMENT    i. SIGNATURE            j. DATE SIGNED (YYMMDD)
[X]  APPROVED     ACTIVITY                                 95013
[_]  DISAPPROVED  MARCORSYSCOM    /s/ Glenn O. Cruze
                                  --------------------
------------------------------------------------------------------------------
DD Form 1692, APR 92 EF-V1)(ParFORM PRO)  Previous editions are obsolete

                          ECP 76478-005/94 Backup Data


11. Specifications Affected:

Purchase Description 94-03. Change Paragraph 3.9 from:

        3.9 Infantry Squad Trainer (IST). The IST shall be a 12 lane squad
            ----------------------------
        trainer. It shall have all of the same capabilities as, and meet the same requirements of, the ISMT in a manner that allows up to 12 trainees to use the trainer simultaneously. These capabilities and requirements may be achieved by using an IST adapter kit that allows any two or three ISMTs procured under this contract to network as one system, as described below. The contractor shall also provide an entire system to satisfy requirements where the government does not desire to network three fielded ISMTs.

To:

        3.9 Infantry Squad Trainer (IST). The IST shall be a 12 lane squad
            ----------------------------
        trainer. It shall have all of the same capabilities as, and meet the same requirements of, the ISMT in a manner that allows up to 12 trainees to use the trainer simultaneously. These capabilities and requirements may be achieved by using an IST adapter kit that allows any two or three ISMTs procured under this contract to network as one system, as described below.

19. Description of Change:

The purpose of this ECP is to change the first six Base-Infantry Squad Trainers (B-ISTs) into Infantry Squad Trainers (ISTs) adaptable to three Indoor Simulated Marksmanship Trainers (ISMTs).

A B-IST configured from major components of 2 ISMTs, each providing 6 firing positions, was originally contracted for use by the U.S. Army National Guard
(ARNG) as shown in Figure 1. The B-IST is a stand-alone IST and is not capable of breaking down into any more than one ISMT. The B-IST consists of one desk, one chair, one PC, and two PSCs (one in the desk and one on the ground), two LDPs (one in the desk and one on the ground), and two projectors.

                                    GRAPHIC



The ISMT and IST are Commercial-off-the-Shelf (COTS) classroom trainers. The systems consist of standard Marine Corps small arms and crew-served simulated weapons, a simulation unit and a system controller that allows control of all training and feedback. The ISMT has 4 firing positions and the Marine Corps IST, which is made up of 3 ISMTs connected with an adapter kit, has 12 firing positions. The adapter kit used to combine 3 ISMTs to produce an IST is made up of cables, connectors, and screen strips. The Instructor's Desk includes a Personal Computer(PC), the Primary Simulation Computer (PSC), the Laser Disc Player (LDP) and a dot-matrix printer to provide hard copy training and system operation records. The PSC provides all computer control of the weapons, audio, and simulation functions. The LDP provides the generation of all video media stored on laser disc. All ISMT personal computers have the capability to act as the system controller for the IST. Figure 2 and Figure 3 provide a graphic presentation of the ISMT and IST.

                                   [GRAPHIC]

The Government has requested that FATS reconfigure a quantity of B-ISTs into ISTs capable of adapting to three (3) ISMTs each. To change a B-IST into an IST requires an additional ISMT (less the screen), IST Adapter Kits, and an added set of hardware necessary to complete a third



                                    GRAPHIC

Instructor's Control Station. This latter item consists of one desk, one chair, one PC, and one printer. This is graphically depicted above in Figure 4.

Hardware added by ECP-005/94:

     2 Disks
     2 Chairs
     2 Speakers
     1 Projector
     2 Personal Computers (PC) with Monitors and keyboards
     1 Primary Simulation Computer (PSC)
     1 Laser Disc Player (LDP)
     1 IST Adapter Kit (less two screen strips)

To hook up an IST the connections shown at Figure 5 need to be made to the master control station (that desk out of three chosen to be the instructor's station):


[GRAPHIC]



The specific hookups of the cables to the PSCs follow at Figure 6:



[GRAPHIC]

Finally the Laser Disk Player Connections are show at Figure 7. Figure 8 shows the difference between the B-IST connections, PSC and LDP connections and the full-up IST connections.



                                   [GRAPHIC]



                                   [GRAPHIC]

SETS video discs 1 and 2 (a set of six disks) are provided to enable the system to show video across the three screens.

SETS 1 Scenarios are:

     1.  Combat Patrol
     2.  Linear Ambush
     3.  Withdraw Through Lines
     4.  Linear Ambush with Enemy Surrender
     5.  Vehicle Ambush
     6.  Village Combat with Sniper
     7.  Enemy Attacks, Squad Defensive Position
     8.  Suppressive Fire, Assault Right Flank
     9.  Suppressive Fire Fails, Enemy Overruns
     10. Reverse Slope Defense

SETS 2 Scenarios are:

     1.  Combat Patrol, Recon' Redge
     2.  Support By Fire, Assault on Bunker
     3.  Range Card Preparation, Probe At Dusk
     4.  Night Attack
     5.  Night Ambush
     6.  Reaction Course #1, Village
     7.  Reaction Course #2, Village

                                                                    ATTACHMENT 2

                                   APPENDIX A

                          VISUAL SYSTEM SPECIFICATION
               FOR THE INDOOR SIMULATED MARKSMANSHIP TRAINER AND
                             INFANTRY SQUAD TRAINER
                     WITH FORWARD OBSERVER AND NIGHT VISION

10   SCOPE.  This appendix establishes the performance requirements of the visual system for the ISMT with Night Vision and Forward Observer (FO) training capabilities. It forms a part of the purchase description for the Indoor Simulated Marksmanship Trainer Infantry Squad Trainer and is to be interpreted the same as if it were embedded in the PD.

20   APPLICABLE DOCUMENTS.

21.1 Government documents.  The following documents form a part of this appendix
     --------------------
to the extent specified herein.

               FM 6-30       Observed Fire Procedures Manual

               FMFM 0-8      Basic Marksmanship

30   REQUIREMENTS

30.1 Item definition.  The video system shall consist of the image processor
     ---------------
subsystem and display subsystem. The image processor subsystem shall generate interactive video scenes to simulate the visual environment and shall consist of a computer imagery generator, video disc player(s) (if used in combination with the image generator for shorter range videos only), Computer Graphics processor(s) and associated hardware. The display subsystem shall consist of projectors and viewing screens. In this appendix, the term host simulation refers to the controlling functions of the training device which the image system supports.

30.1.2  Interface definition.  The primary interface requirement is to achieve
        --------------------
the performance and functionality specified by this appendix and the system specification and to provide a clean separation of visual functions and host functions in order to facilitate future upgrades. This requirement is not intended to preclude sharing of computer resources or dictate an allocation of functions except in the general sense indicated above. Some variation in allocation of functions between various designs is expected and the following paragraphs may not be complete for some proposed allocations.

30.1.2.2 Electronic interface.  The electronic interface shall provide the
         --------------------
following:

     a. Compatible data transfer between the host simulation computer(s), the instructor console, image processor subsystem computer(s)/board(s), and display subsystem is required. The interface shall provide necessary control signal generation, timing, logic level shifting, and signal buffering, etc. as required for proper image processor system interface. The primary interface between the image processor subsystem and the host simulation system shall utilize standard commercial or military bus configurations which are in widespread use. All normal conventions and protocols of the bus(es) shall be observed.

     b. The visual system shall be electromagnetic interference (EMI) compatible with the trainer and shall neither affect the trainer performance due to EMI nor be susceptible to EMI from any external source.

30.1.2.3 Software interface.  The software interface shall properly integrate
         ------------------
the host simulation and image processor subsystem to provide the performance specified herein.

30.1.2.4 Interface data list.  Appendix A.  The specific data to be transferred
         -------------------
will vary with specific design implementations. The primary requirement is the performance specified herein.

     a. Visual system-to-host system: The following data shall be provided by the visual system to the host simulation.

         (1) Terrain elevation and range for correct vehicle movement and weapons(s) impact location(s), as required by host simulation.

         (2)   Hit locations of fired weapons.

     b. Host-to-visual system: The following data shall be received from the host simulation:

         (1)   Forward Observer position.

         (2) Control information for special effects and the like which are derived from the instructor console and training scenario control programs. All characteristics specified to be under control of the instructor, IOS (Instructor Operator Station), or scenario shall utilize this information transferred from the host simulation.

     c. Position, attitude, velocity and other data required to implement moving models, weapons and special effects specified herein.

30.1.3  Major component list.  The major video system components shall be as
        --------------------
specified below.

30.1.3.1 Image processor subsystem.  The image processor subsystem shall provide
         -------------------------
imagery for Marksmanship and combat (including Forward Observer) visual scenes for the training system projectors.

30.1.3.2 Image display subsystems.  The image display subsystem shall convert
         ------------------------
the signals from the image processor subsystem into visual images which shall produce scenes projected on a wide screen and representing the physical environment when viewed by a single observer and when viewed by multiple observers. The visual images shall comply with paragraph 3.21.6.1 of the ISMT PD.

30.1.3.3 Image database.  The image database shall be a representation of the
         --------------
visual training environment.

30.1.3.4 Operating and maintenance software and hareware.  All software
         -----------------------------------------------
(loaders, linkers and compilers, and software processing hardware needed to efficiently operate and maintain the system shall be provided. (This does not include hardware tools and test equipment.)

30.2 Characteristics.
     ---------------

30.2.1  Performance.  The Image processor subsystem and Display subsystem may
        -----------
utilize computer generated imagery, Video Disc and Computer Graphics visual displays of the surrounding environment corresponding to the observer's simulated location(s) and simulated head motion. Successive images shall be computed and displayed at a rate sufficient to give the impression of smooth motion to an observer. For individual marksmanship and tactics, the imagery shall change with and be dictated by the pre-recorded video or film converted to video scenario movement through the environment and the engagement actions taken. All objects in the environment shall be presented in proper perspective with the correct projected size, shape, color, location, and brightness relative to the design eyepoint, and field-of-view (FOV). The computations shall be based upon the composite information of video and computer graphics (paragraph 3.2.1.6) for a representation of the real-world environment. The system shall provide the essential image information required for marksmanship trainee and the Forward Observer to access the location of targets and weapons deployment. Sufficient detail shall be available to provide these cues and to provide realistic depth perception over terrain surfaces. The visual system performance in the areas specified shall not be limited in any fashion and all of the specified performance shall be available simultaneously unless otherwise specified herein.

30.2.1.1 Functional training capabilities.  The primary training capabilities
         --------------------------------
are specified below. The system shall enable performance of the training in the same manner and using the same information used by individual or collective fire team and Forward Observer. Altered task performance is considered a serious degradation of training and shall only be allowed in situations for which no reasonable alternative exists and only with prior specific approval of the PCO.

The primary requirements shall be as follows:

     a. To provide individual and Marine fire teams and squads marksmanship skills and to conduct, evaluate and critique tactical engagements. The system must simulate all of the standard Marine Corps live-fire for individuals, fire teams and squads, armed with pistols, rifles, machine guns, grenade launchers, the AT4, and night vision devices. The system must provide the capability to conduct after action reviews for collective tasks associated with combat marksmanship, i.e., target detection, target acquisition, and accuracy. The system shall provide the capability to conduct and evaluate basic through advanced individual skills with the specified infantry weapons for day and night. The system must provide the capability to train utilizing light intensifying night vision scopes (ANTAS and upgrades) which are mounted on the weapons.

     b. To provide Forward Observer training utilizing the six elements of Call for Fire and Adjustment. This will simulate target engagement by a mortar section or platoon:

         1) Observer identification and warning order. Forward Observer notifies the Fire Direction Center by calling for fire, type of mission, size of the element to fire for effect, and method of target location.

         2) Target Location. Forward Observer determines direction and distance and vertical shift of the observed target. Reports information to the Fire Direction Center. Target Location methods used by Forward Observer are Polar plot, Grid coordinate and shift from a known point.

         3) Target Description. Forward Observer describes the target in sufficient detail to enable the Fire Direction Team to determine the amount and type fo ammunition to use.

         4) Method of Engagement. Forward Observer must indicate method of attacking target. Consisting of the type of adjustment, trajectory, ammunition and round distribution to be utilized.

                                   APPENDIX A

         5) Method of Fire and Control. Forward Observer indicates method of attacking the target, whether or not the observer desires control of the time of delivery of fire and can the target be observed.

30.2.1.1.1  Training tasks.  The visual system shall provide the information and
            --------------
cues used to perform the visual training tasks specified for the trainer. Time-of-day conditions shall be applicable to each task. Simulation to support training in the following operating conditions is required including:

     a. Marksmanship and tactics training tasks in Combat Scenarios for individual, fire team and squads as specified in paragraphs 3.2.1.1,
         3.2.1.2 and subparagraphs.

     b. Marksmanship and tactics training tasks in Marksmanship qualification for individuals per paragraphs 3.2.1.1, 3.2.1.2 and subparagraphs.

     c.  Forward Observer:  Determine Direction and Distance Within the Target
         Area.

     d.  Forward Observer:  Locate Target by Grid Coordinate.

     e.  Forward Observer:  Locate Target by Polar Coordinates.

     f.  Forward Observer:  Locate Target by Shift from a Known Point.

     g.  Forward Observer:  Request and Adjust Area Fire.

30.2.1.1.2  General training scene requirements.  Definitions of the specific
            -----------------------------------
training scenes, the geographic regions of coverage and supporting targets for Marksmanship and combat training are provided under paragraph 3.8. For both the ISMT and the IST, a continuous, uninterrupted scene shall be provided (i.e., panning vertically and horizontally), within the training environment. Training scenes shall be consistent with the environment being represented with features and characteristics such as mountains, rolling hills, towns, wooded/European, desert, etc.

30.2.1.1.2.1  Training scene discontinuities and irregularities.  The visual
              -------------------------------------------------
system shall provide training scenes with no discontinuities or irregularities within each database. Variations in color, brightness, and contrast shall not be noticeable for the full range of simulated conditions. The image shall be continuous with no distortions discernible as targets move through the scenes

                                   APPENDIX A

and as the user pans vertically and horizontally through the database.

30.2.1.1.2.2  Range of engagement.  For Marksmanship and combat training, the
              -------------------
ISMT/IST video system shall provide visual scenes with a range of vision of targets, not considering environment conditions, which shall provide weapons firing and engagement to a minimum of 500 meters. For Forward Observer Training, the ISMT visual system will provide detection of a 3.0 meter high target to 715 meters (m) minimum under no magnification. The same target shall be detected at 715 meters, recognized at 179 m, and identified at 111 minimum under no magnification. These detection, recognition and identification distances shall be achieved in accordance with Johnson's criteria. Detection is defined as the ability to know an object is present and requires a minimum of two lines across the vertical dimension of the target. Recognition is the ability to determine the class to which the object belongs. At the recognition range, it shall be possible to distinguish between a truck and a tank with a minimum of 8 lines across the vertical dimension of the target. Identification is defined as the ability to distinguish the type of a vehicle. At the identification range, it shall be possible to distinguish between an M1 tank and a T-72 tank with a minimum of 12.8 lines across the vertical dimension of the target. Scaling of target size shall not be allowed to compensate for limitations in resolution

30.2.1.1.3  Night vision scope training.  Marksmanship and tactics training with
            ---------------------------
use of Light Intensification Night Vision devices is required. The training shall be conducted with ANTAS Night Vision Scopes. Display minimum luminance levels and black level stability shall be compatible with the performance of the ANTAS Night Vision Scopes. The scenarios required for Night Vision training shall be determined during scenario development. Night Vision imagery shall not be visible to the unaided eye or shall be such that Night Vision Scopes are required to perform the training tasks.

30.2.1.1.2.3  FO combat scenes.  Combat shall take place anywhere in the
              ----------------
training environment within the visual scene appropriate for that area. Single and multiple targets in stationary and moving formations shall be located between 20 and 715 meters over various types of terrain. More than one type of target shall be capable of being in the scene, simultaneously. The same constraints on target movement and the effects from meteorological conditions shall be provided as in the real world. The device must simulate in real-time the visual aspects of weapon systems effects (e.g., flash, obscuration). The visual system shall depict, as appropriate, approximate trajectory tracer burn, hits, and misses for service

                                   APPENDIX A

ammunition with target effects (e.g., flash, explosion). Targets and weapons effects shall be properly occulted by intermittent, occasional random intervening terrain vegetation and cultural features.

30.2.1.2 Special real-time processing.
         ----------------------------

30.2.1.2.1  Illumination.  The illumination of the visual scene by both natural
            ------------
and illumination sources shall be simulated.

30.2.1.2.1.1  Time of day.  Three levels of natural illumination shall be
              -----------
provided to simulate day, dusk and night. Appropriate adjustments in contrast, color, and intensity of objects shall occur when scenario selection by the instructor alters the time of day. The intensity of the illumination source associated with each of the conditions shall be controlled by readily reprogrammable constants in the visual system software.

30.2.1.2.1.3  Night vision training illumination.  The use of Night Vision
              ----------------------------------
Scopes requires levels of illumination which differ from that required for direct view. Moon illumination shall be simulated and be selectable by the instructor during mission initiation. The levels of illumination to simulate moon position and lunar phase shall be determined by the Fleet Project Team during trainer working sessions.

30.2.1.2.2  Visual simulation of motion.
            ---------------------------

30.2.1.2.2.1  Moving targets.  For Forward Observer training, the visual system
              --------------
shall be capable of simultaneously displaying a minimum of two vehicle moving targets within the visibility limits of target detection, recognition and identification stated in the paragraph 30.2.1.1.2.2 (four or more simultaneously moving targets is preferred) under Forward Observer Training. Moving targets shall have unrestricted, independent, host controllable movement in six-degrees of freedom along preplanned paths. All moving models shall be properly occulted by terrain for all conditions when outside of the visible line-of-sight. Ground based moving targets shall not abruptly appear (pop up) at any position, but should appear by moving from behind natural or manmade cover. Vehicles shall follow the contour of the terrain. Vehicles shall not appear to float above the terrain and shall not sink below the terrain it is traveling on. The simulated speeds of each target shall be variable and shall conform to the dynamics of the specified target. Moving targets shall cease to move when destroyed or disabled. Killed and immobilized targets shall remain in the scene for the complete exercise. The minimum number of targets, both active and killed, in a scenario, shall be four. (It is preferred that more targets be available, both active and killed, in a scenario.)

                                   APPENDIX A

30.2.1.2.2.2   Animation and special effects.
               -----------------------------

30.2.1.2.2.2.1 Weapons fire and weapons impact effects.  For FO training, all
               ---------------------------------------
visible effects of weapons employment called for by the FO shall be depicted in the training exercise scenes. These shall include muzzle flash, rocket plume, smoke, tracers, projectile flight, projectile impact and detonation when applicable. When a fired weapon impacts any environmental feature or target within the FOV and visibility limits of target detection stated in the general requirements section paragraph 30.2.1.1.2.2, the corresponding weapons impact effect shall be visually depicted. Weapon effects shall occur at the intersection of the weapon trajectory with a simulated visual feature. It shall be possible to discern over spottings and short spottings. Terrain, features and targets shall be properly obscured by weapons effects. If a weapons effect cannot be displayed because it is outside the visible visual scene, the instructor shall have an arrow displayed at the boundary of the instructor station to indicate the direction and location.

For Forward Observer training, the ISMT visual system shall be able to display a minimum of eight transient weapons impact effects simultaneously. If more than eight transient effects occur simultaneously, they shall be displayed during later update periods until all effects have been displayed. The number of weapons effects, from one through eight, shall be selected by the instructor in the stand-alone mode. The eight effects shall be in proper perspective and size for the observer to target range. (More transient weapons impact effects displayed simultaneously is preferred.)

For individual marksmanship and combat training, the weapons fire, hit effects and hit locations shall be in accordance with 3.2.1.3, 3.2.1.7 and subparagraphs.

30.2.1.2.2.2.1.1  FO training:  weapons effect origin.  There shall be a minimum
                  -----------------------------------
of two weapons effect origin locations, simultaneously. The location of the Squad Mortar Team shall be form the preselected locations. These locations shall be determined during scenario generation.

30.2.1.2.2.2.1.4  FO training:  time of flight.  The visual system shall provide
                  ----------------------------
weapons effect simulation of both low and high angle fire.

30.2.1.2.2.2.1.5  FO training: weapons rounds.  The visual system shall provide
                  ---------------------------
simulated rounds with appropriate color and proper nnobscuration of the environment and targets. Each weapon system shall have a unique weapon effect. The appropriate effects shall

                                   APPENDIX A

be determined during database working group meetings with the subject matter experts.

The following weapon systems shall be simulated:

     a.  Mortars - 60mm, 81mm.

     b.  105mm and 155mm Artillery rounds.

     c.  5" Naval gunfire and 500 pound aviation ordnance.

30.2.1.2.2.2.1.6  FO training:  simultaneous mission.  The Forward Observer
                  -----------------------------------
shall be able to call for fire on two separate targets in the same exercise. These simultaneous missions shall provide the above weapons effects in accordance with 30.2.1.2.2.1 through 30.2.1.2.2.2.1.5.

30.2.1.2.2.2.2 Weapons fire.  The visual system shall provide the imagery for
               ------------
all weapons fire effects originating from friendly and hostile targets (tanks, artillery, machine gun and rifle fire). These effects shall be under scenario control. For Marksmanship and combat training, the weapons fire effect will be in accordance with 3.2.1.3, 3.2.1.7 and subparagraphs.

30.2.1.2.3     Wind spend and direction. For Forward Observer training, wind
               ------------------------
speed and direction shall be selectable by the instructor. Wind speed shall be selectable from 0 to 30 mph in increments of 5 mph and wind direction shall be input in mils. Weapons effects shall be properly affected by the wind speed and direction. For Marksmanship and combats training, the wind effects, speed and direction will be in accordance with 3.2.1.2.2.1.2.

30.2.1.2.4     Graphic overlays.
               ----------------

30.2.1.2.4.1   M2 compass simulation.  For Forward Observer Training, the image
               ---------------------
system shall overlay a M2 compass scale at the bottom of the scene when selected by the FO. The scale shall represent the direction of the FOV relative to magnetic north. At the position of the cursor when the FO selected the compass, a vertical line shall be overlaid that intersects the compass scale. The compass shall be corrected for local grid-magnetic deviations.

30.2.1.2.5     FO:  special geometric computations.  The following requirements
               -----------------------------------
apply to computations of the location, orientation and positioning of moving targets (trucks, tanks, etc.) relative to, and as affected by, the terrain surface. The results of the computation are generally data for animation or data needed by which is based on the image data base needed by the host simulation to ensure correlation of all computations.

                                   APPENDIX A

30.2.1.3 Image quality.  The complete trainer with integrated image processor
         -------------
subsystem and display subsystem shall provide the performance specified below. These requirements apply to the total contributions of all parts of the complete integrated system. There shall not be any variations or degradation in brightness, color, sharpness, position, or other image characteristics which are not typical of these scene being simulated except as specified herein. To encourage designs which provide favorable cost/benefits ratios, key visual performance requirements are defined in greater detail, requiring the highest levels of performance only in those visual scene areas where they are essential.

30.2.1.3.1  Total visual field of view.  The total field of view shall have a
            --------------------------
minimum of 45 degrees horizontally and 34 degrees vertically. A smaller VFOV will be considered while maintaining the required screen size.

30.2.1.3.2  Visual image sharpness.  The image generator and projector shall
            ----------------------
provide a display of at least 1024 x 768 lines of resolution for digitized video. Surface resolution shall be determined based on a test pattern of alternate, equal width, dark and light bars (50 percent duty cycle). Resolution is the test pattern spacing at which the modulation transfer function (MTF) is 10 percent measured at the display including all system elements such as the image generator, display device and intervening optics. The resolution shall be measured as follows, using criterion points throughout the display. The spacing between criterion points in each display region shall be such that a minimum of nine equally spaced points are provided. The resolution at each criterion point shall be the average of two orthogonal measurements, one parallel and one perpendicular to the display raster. The average resolution shall be computed as the average of the criterion point measurements in the area. The test patterns shall be generated in exactly the same manner as the imagery used for training. The pattern shall be easily relocatable to the test position and movable in increments of one pixel. Two sets of ten light bars and nine dark bars displayed on a grey background shall be included in the pattern with sets perpendicular to each other as in the standard USAF resolution chart. One dark bar and one light bar constitute a line pair. Resolution, in arc-minutes per optical line pair is measured at the display and including all system elements. A KELL factor of 0.7 is used in the resolution calculation to account for the degradation through system elements. Average resolution shall be no worse than
19.28 arc-minutes per optical line pair in the horizontal direction, and 19.43 arc-minutes per optical line pair in the vertical direction.

                                   APPENDIX A

30.2.1.3.3  Luminance.  Luminance, as specified below, shall be the average of
            ---------
the maximum luminance for all screen locations, with a white surface illuminated under the maximum bright sunlight time-of-day condition. Display components shall be adjusted to the normal operation conditions recommended by the component manufacturer for continuous usage. Luminance shall be determined as the average luminance for a uniform array of test points. The test points shall be the centers of 36 equal areas formed by 5 equally spaced horizontal and vertical lines within each display zone. Local "hot spots" shall not be used for the measurements at the test points. Luminance is specified both 100 percent and 20 percent duty cycle, where duty cycle is the percentage of the channel area which is illuminated. The percent duty cycle requirement shall be met with a continuous, rectangular illuminated screen area the long dimension parallel to the raster lines. The average luminance shall be 3-5 Foot-Lamberts for 20 percent duty cycle and 2.5 Foot-Lamberts for a 100 percent duty cycle. Desired luminance is 10 Foot-Lamberts.

30.2.1.3.3.1  Luminance variation.  Luminance shall be uniform to within 50
              -------------------
percent of the central area luminance over the entire vertical and horizontal FOV of the display. Luminance at each point in the display shall not vary by more than 70 percent between any two points within the specified viewing volume. Luminance drift shall not exceed 20 percent over an 8 hour operation period for any selected time of day simulation. Initial measurements shall be taken after a 45 minute warm-up and adjustment period. The system shall maintain a minimum of 50 percent of the specified peak luminance for a minimum of 2000 hours of operation without replacement of any display component.

30.2.1.3.3.2  Contrast.  The minimum contrast ratio for all displayed images
              --------
shall be 10:1. Higher contrast is preferred. Contrast ratio for visual imagery shall be as specified for the display using a checkerboard test pattern which provides at least 16 squares per display channel with 50 percent of the squares at the specified maximum luminance. The test pattern shall be generated using the same type scene model (developed by the same methods) and image processing as is used for training. Contrast shall be measured with the normal lighting used for training.

30.2.1.3.3.3  Luminance (night vision scope training).  The luminance range for
              ---------------------------------------
Night Vision Scope Training shall be compatible with the operating luminance values of the ANTAS Night Vision Scope device. Luminance values which cause the Night Vision Device to bloom or saturate to total white will not be permitted. Filters for the projectors to reduce the luminance values to operational ranges will be permitted.

                                   APPENDIX A

30.2.1.3.4    Color.  The visual system shall simulate the full visible spectrum
              -----
of colors within the limits by conventional commercial display devices. There shall be a minimum of 256 unique chrominance values available for use in each terrain model. Each color table entry shall be allocated at least 8 bits to each color primary. (More colors are preferred).

30.2.1.3.4.1  Color processing.  Luminance and chrominance information
              ----------------
processing shall be accomplished with sufficient resolution and accuracy to insure stable, continuous color at the display. Bandwidth, signal-to-noise ratio (SNR)and other video parameters shall be accounted for in the design. The design shall ensure compatibility of subsystems regardless of signal magnitude, dynamic range, simulated function non-linearities, or other factors.

30.2.1.3.4.2  Color registration.  Dynamic registration errors between any two
              ------------------
color primaries for the large screen imagery shall be less than 0.15 percent of channel diagonal within a circle centered in the channel and with a diameter of 0.6X of the display diagonal. Divergence may uniformly increase to a value not exceeding 0.3 percent outside the circle.

30.2.1.3.5    Image perspective and geometric accuracy. The imagery system shall
              ----------------------------------------
generate and display true perspective images. Prerecorded video and computer graphics scenes shall be within the tolerances specified below. Visual features which are obscured from view by other objects and the hidden back sides of objects shall not be visible in the display. Spurious images and object outlines shall not result from the occultation or backface elimination process for computer graphics generated objects. These requirements shall apply to all components of the imagery.

30.2.1.3.5.1  Total geometric distortion.  The total geometric distortion from
              ---------------------------
all causes shall not exceed 3 percent of the picture height within a circle whose diameter is 0.6X the display diagonal, centered at the display center as measured from the trainee's eyepoint. Elsewhere in the display, distortion shall not exceed 7 percent of the picture height. Total geometric distortion is the error in apparent location for any point in the scene relative to the true projected position expressed as a percentage of the average channel dimension in the narrow direction.

30.2.1.3.5.2  Relative geometric distortion.  Geometric errors in scene points
              -----------------------------
relative to nearby scene points shall not exceed 0.2

                                   APPENDIX A

percent of display diagonal measurement within any five degree solid angle.

30.2.1.3.6   Adjacent channel matching.  The variation in color, brightness,
             -------------------------
contrast and resolution between adjacent channels shall not be noticeable for the full range of simulated conditions. Special emphasis shall be given to matching hue and saturation as well as brightness and contrast. Adjacent channels shall be smoothly blended or have a gap between channels of zero in order to optimize the appearance of continuity. Any band of degraded resolution due to blending shall be less than two degrees wide. Geometric discontinuities between adjacent channels shall not exceed 6 arc minutes measured along and perpendicular to the boundary at the boundary center and may increase linearly to not more than 12 arc minutes at the ends of the boundary. One channel is the visual scene which one projector displays on to the screen.

30.2.1.3.7   Image stability.  Following a 30 minute warm-up and normal daily
             ---------------
adjustments, the displayed image shall not drift in position more than +/-1 pixels per 4-hours of continuous operation under the specified operating conditions. Short term image deviations such as jitter and oscillation shall not exceed 1.0 arc minute for the specified operating conditions. Contractor shall state or provide calculated percentages of drift for the visual system parameters during an 8 hour continuous operation.

30.2.1.3.8   Video rates.  Visual system refresh shall be not less than 60 Hz.
             -----------
The system shall employ a maximum of two-to-one interlace with a frame rate of not less than 30 Hz.

30.2.1.3.9   Update rate.  Moving models, weapons hit effects shall be updated
             -----------
and a complete scene shall be computed and displayed at a rate no less than __Hz.

30.2.1.3.10  Transport delay.  The time from initial processing of video and
             ---------------
computer graphics data to completing display of the first field based on that data shall not exceed 50 milliseconds.

30.2.1.3.11  Occulting.  The system shall provide general, all inclusive
             ---------
occulting of objects which are behind other objects without any restrictions on the orientation of objects. Occulting shall not result in any visible artifacts in the displayed image. Occulting shall be correct for moving models relative to each other and to terrain and culture features.

30.2.1.3.12  Smear.  Smear due to image motion shall not degrade resolution in
             -----
excess of the value specified nor be noticeable in the displayed images.

30.2.1.3.13. Flicker.  Flicker due to image refresh rate shall not be
             -------
detectable for the image luminance as specified.

30.2.1.3.14  Stepping.  Discernible stepping or other discrete motion shall not
             --------
be discernible in any display.

                                   APPENDIX A


30.3     Design requirements.
         -------------------

30.3.1   General design requirements.  The requirements of the system
         ---------------------------
specification apply to the visual system. The following additional requirements apply.

30.3.2   Design to minimize risk.  The subsystems and components for the ISMT
         -----------------------
image processor subsystem and display subsystem shall be selected to minimize decreased performance, increased cost, and schedule delay. To the maximum extent possible, commercial off the shelf subsystems and components, which are established, proven products, shall be used.

30.3.4   Design optimization.  Tradeoffs in design may be allowed.  Minor
         -------------------
deviations, up to 10 percent, from the specified visual performance may be allowable where the requirements exceed the inherent capability of a proposed system or subsystem capability provided there are comparable compensating areas where the specification requirements are exceeded. It is emphasized that the proposed system must represent comparable overall performance to the specified requirements with no major deficiencies. Certain critical parameters which are excluded from this provision are paragraphs 30.2.1.1.2.2, 30.2.1.3.1, 30.2.1.3.2, 30.2.1.3.3, and 30.2.1.3.4.

30.3.5   Environment models development.  The models created using graphics
         ------------------------------
overlay shall be developed to provide the visual performance required to accomplish the training of 30.2.1.1.1. The visual models shall be developed to provide maximum realism within the limitations of scene computational and display capability.

30.3.5.1 Compensation for image system limitations.  (Not applicable).
         -----------------------------------------

30.3.5.1.1  Enhanced cues.  Enhancement of the real-world scene elements shall
            -------------
be provided when the image information provided by simulated real-world scene elements is inadequate or erroneous. Increased contrast, exaggerated colors, and other similar enhancements shall be used subject to the approval of the fleet project team.

                                   APPENDIX A


30.3.5.2 Environment continuity and blending.  Scene realism shall not be
         -----------------------------------
degraded and false cues shall not be caused by discontinuities and inconsistencies in the environment models or by computational limitations.

30.4     Major component characteristics.
         -------------------------------

30.4.1   Image processor subsystem.  The ISMT and IST image processor(s)
         -------------------------
subsystem shall consist of a computer imagery generator and video disc(s) player (if used in combination with an imagery generator for shorter range videos only), and computer graphics processing equipment. Image processing refers to operations performed on pixel image data. It is applicable to visual scenes which depict the geometry and appearance of their environment.

30.4.1.1 Depth complexity.  For Computer Graphics processing, if the number of
         ----------------
pixel writes can limit system output, then a minimum depth complexity of 1.5 shall be provided. A depth complexity of 1.5 is the ability to write each pixel
1.5 times per field and frame.

30.4.1.2 Displayed image artifacts.  Distracting artifacts by image or digital
         -------------------------
processing errors shall be minimized. In addition, designs shall be used which minimize the effect on the scene of errors which do occur. Anomalies shall in every case be eliminated or reduced to the extent that they will not degrade caused the effectiveness of exercise execution. Attention shall be directed to limitations in sampled data processing in the spatial domain, color-intensity domain, and to resolution and accuracy limits caused by word length, round-off, truncation error, etc. Typical artifacts contributing to poor image quality that shall receive special emphasis in design for minimization include:

     a. Temporal aliasing caused by interactions of scene elements with the raster structure.

     b.  Scintillation of small surfaces.

     c. Quantization of continuous scene elements (e.g., stair-stepping and line-crawling of edges and breakup of long narrow surfaces).

     d.  Occulting errors, including transition pixels.

                                   APPENDIX A


     e.  Flashing and streaking of scan line segments.

     f.  Abrupt transition of scene elements between adjacent pixels.

     g. Abrupt changes in illumination, color or intensity (e.g., flicker, flashing, Mach bands, etc.)

     h. Flashing and streaking by visual features due to logic errors and other causes.

30.4.2   Display subsystem.  The ISMT/IST image display subsystem shall convert
         -----------------
the signals from the image processor subsystem into visual images representing the simulated environment. The visual scene shall be presented to 4 or 12 (ISMT or IST) students simultaneously and be projected on to a continuous wide screen.

     a. Projector Performance Requirements: If CRT technology projectors are used, the following projector performance is required for the projector component of the display subsystem and not the total integrated performance of the visual system. These requirements do not supersede the requirements for 30.2.1.3 and subparagraphs. The following requirements are the minimum performance that will be accepted.

         Horizontal Scan Rates: 15 to 55 KHz
         Vertical Scan Rates: 37 to 140 Hz

         Light Output:  650 lumens at 55 khz horizontal, 60 hz vertical

         Projector Quantity:  1

     b. Screen: The total minimum screen size is 10 feet wide and 7.5 feet in height (120 inches x 90 inches). The screen and screen frame must be light weight, easy to assemble and portable.

30.4.2.1 Image distance.  The observed image distance shall be a minimum of 12
         --------------
feet.

30.4.2.2 Night vision scope training configuration.  The display subsystem shall
         -----------------------------------------
be configured to Night Vision Scope compatible configuration for Night Vision Training illumination. Filters for the projectors and any other optical components required for Night Vision simulation may be manually inserted, but shall not required realignment of the projection system. Special optics shall be allowed to reduce the minimum focusing distance of ANTAS Night Vision Scope Device in order to be compatible to image distance requirements.

                                   APPENDIX A

30.4.4   Image database.  For Marksmanship and combat training, the projected
         --------------
images shall be provided as a combination of real and graphic images. Real images are defined as images which are generated from video or film converted to video of live personnel and actual terrain.

30.4.4.1 FO training:  general database requirements.  The following
         -------------------------------------------
requirements apply to all terrain databases of the applicable type. The pre-recorded video resolution and detail shall be sufficient so that individual hills, mountains and ridge lines can be differentiated along with natural features such as trees and bushess with individual branches and leaves, streams and rivers, rocks and rock formations.

30.4.4.1.2  FO training:  terrain database range data.  The database shall
            -----------------------------------------
provide terrain data base range data for all terrain and all objects within 20 and 715 meters of the Forward Observer. This system shall provide range data with a resolution of no worse than 4 meters. (Interpolation between range data is preferred and worse range resolution may be allowed in such cases.)

30.4.4.1.3  FO training:  terrain database elevation data.  The database shall
            ---------------------------------------------
provide terrain database elevation data for all terrain within 20 and 715 meters of the FO. This system shall provide elevation data with a resolution of no worse than 1 meter.

30.4.4.2 FO training:  database correlation.  The following subparagraphs refer
         ----------------------------------
to FO Training of the ISMT system.

30.4.4.2.1  Terrain accuracy.  The system shall provide terrain elevation and
            ----------------
range data correlated with each picture data, both within an accuracy of 6.0 arc-minutes. This correlation shall include all terrain objects (trees, bushes, mountains, rivers, etc.) and database features (buildings, towers, etc.). This refers to the range and elevation data described above in 30.4.4.1.2 and 30.4.4.1.3.

30.4.4.2.2  Map accuracy.  The area depicted by the terrain scene shall be
            ------------
correlated with the corresponding sections of the map sheets provided within +/-
5.0 meters.

30.4.4.3 FO training:  specific geographic areas.  For Forward Observer
         ---------------------------------------
Training, eight terrain scenes representing four terrain areas shall be provided. These four terrain areas shall be the following types:

     a. Desert - an arid region with sparse vegetation and typical desert environment features.

                                   APPENDIX A

     b. Winter - a snow covered region with bare deciduous trees and evergreens.

     c.  Forest - a tree filled, hilly region.

     d. European - rolling country side with cultivated areas, wooded areas, and scattered cultural features such as farm buildings, roads, and fences.

There shall be one desert scene and one winter scene provided. There shall be three scenes of the same forest area. Each scene of the forest area shall have a unique viewpoint. There shall be three scenes of the same European area.
Each scene of the European area shall have a unique viewpoint. The terrain scene shall be selectable by the instructor prior to the start of a training mission. The specific areas to be photographed and digitized or filmed shall be determined after contract award with Subject Matter Expert (SME) input during working group meetings.

30.4.4.4 FO training:  general use models.  For FO Training, the following
         --------------------------------
requirements apply to all models of the types indicated. Personnel carriers, tanks, trucks, and grounded helicopters shall be modeled with sufficient detail to permit detection, recognition, and identification at appropriate ranges. Modeling emphasis of the vehicles shall be on overall shape and significant identifying characteristics.

The following models shall be provided:

     a.  T72.

     b.  BMP.

     c.  ZSU.

     d.  BRDM.

     e.  Truck.

     f.  Armor Formation.

     g.  Bunker.

     h.  Machine Gun.

     i.  Petroleum Dump.

                                   APPENDIX A

For the models that are capable of being moving models, two-dimensional views of targets are required. Views shall be provided at no more than 7.5 degree increments rotated 0 to 360 degrees about its vertical axis and at no more than 5 degree increments from -15 to +15 degrees about its longitudinal axis. Two-dimensional target view in smaller increments are preferred.

                                   APPENDIX A

30.4.4.5 FO training:  target hit planes.  Target hit planes shall be provided
         -------------------------------
for each target. The hit plane shall define the area of the target that when hit results in some damage to the target. All ideal hit points shall be the target geometric center. The hit shall be determined based on the target area, ammo type and range.

30.4.4.6 FO training:  travel paths.  There shall be three unique target travel
         --------------------------
paths in each terrain database. If separate day, night, databases are used, this shall not effect the continuity of the travel path between scenes. The instructor shall also be able to create travel paths other than the predefined ones prior to scenario run. These paths shall be able to be placed anywhere within the 20 to 715 meter area of target engagement.

30.4.5  Operating and maintenance software.  All software needed to efficiently
        ----------------------------------
operate and maintain the system shall be provided. Specialized software shall be provided to facilitate rapid maintenance and alignment of the system.

30.5    Expansion and changes.  The video system capability shall be able to be
        ---------------------
expanded and be modified in a cost effective manner, if desired at a later date. Potential expansion capabilities shall include:

     a.  Addition of background scenes.

     b.  Addition of targets.

     c.  Addition of weapons and weapons effects.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00005

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.
  MIPR Number W74VAE-2-49-0002, Am.1

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                           -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO, VA 22134-5010
BUYER: LISA WERBICKAS  703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If Other Than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 75478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change the offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See Below
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
XX   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
     D.   OTHER (Specify Type of Modification and Authority)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the accounting station DODAAD for ACRN "AB" and to add a line of accounting for shipment by Government Bill of Lading for Army National Guard deliveries as follows:

1.  In G-3 ACCOUNTING AND APPROPRIATION DATA, the accounting station ODAAD for
       -------------------------------------
ACRN "A3" shown in the basic contract is hereby revised from "S49092" to "S44205".

2. The following accounting and appropriation data for transportation is hereby added for shipping charges for the the Army National Guard:

      AB 9720350 1801  18-1050 P2290,000-0 31EA (APC EL 49) S 44205 $50,000.00
            MIPR (DD Form 448) W74VAE-2-49-0002

NOTE TO DCMAO: No more than $50,000.00 shall be used for shipping on this line. DCMAO is requested to notify PCO when $40,000.00 has been expended.

3.    This modification results in no change in contract price.

Except as provided herein, all terms and cnditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      MAR 1 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
   PAGE OF PAGES
        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
P00006

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
See Block 16 C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                               -------------
ATTN CODE CTO 3LW, MARCORSYSCON
2033 BARNETT AVE, SUITE 315
QUANTICO VIRGINIA 22134-5010
BUYER: LISA WERBICKAS  703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If Other Than Item 6)                CODE       S1103A
                                                              ------------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
SUWANEE, GEORGIA 30174-2806


TIN: 57-0777-018    DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NOT APPLICABLE.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority).
     THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Clare Fawkes, Chief Operating Officer
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Clare Fawkes
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       2 March, 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      Mar 2 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

The purpose of this modification is to specify delivery locations and time of delivery as follows:

1.  In Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984), the following
                    ----------------------------------------
delivery dates and destinations are hereby provided. For the CLINs listed below, the parties agree to revise the required delivery dates to the new dates shown below.

ANG Delivery, FOB Origin, by 3 March 1995
-----------------------------------------
NOTE:  CLIN 0125 below applies to Serial Numbers 003 through 006


  CLIN     Description   Qty  Location:                         Delivered by:
--------  -------------  ---  --------------------------------  -------------
0102AB    M-16A2           8  108th Armor                       3 Mar 95
0103AB    M-9              2  300 N. River Street
0105AB    SAW              2  Calhoun, GA 30701
0111AB    M203             2  POC:  MSG Cagsby
0119AC    Night Vision     3  (706) 629-5100
0120AB    Manuals          1
0125AB    IST Base Unit    1

0102AB    M-16A2           8  1/121 Infantry                    3 MAR 95
0103AB    M-9              2  Maynard and Lee Street
0105AB    SAW              2  Winder, GA 30680
0111AB    M203             2  POC: 1LT White
0119AC    Night Vision     3  (404) 867-8336
0120AB    Manuals          1
0125AB    IST Base Unit    1

0102AB    M-16A2           8  1/118th Field Artillery           3 MAR 95
0103AB    M-9              2  1248 Eisenhower Drive
0105AB    SAW              2  Savannah, GA 31416
0111AB    M203             2  POC:  SSG Pritchard or MAJ Smith
0119AC    Night Vision     3  (912) 356-2733
0120AB    Manuals          1
0125AB    IST Base Unit    1

0102AB    M-16A2           8  648th Engineers Bn.               3 MAR 95
0103AB    M-9              2  U.S. Hwy 301 North
0105AB    SAW              2  Statesboro, GA 30459
0111AB    M203             2  POC: CPT Shannon
0119AC    Night Vision     3  (912) 871-1477
0120AB    Manuals          1
0125AB    IST Base Unit    1

                                                                M67854-94-C-2014
                                                             Modification P00006

USMC Delivery #1, 16 March 1995
-------------------------------

Ship to:
Commanding General
Traffic Management Office
POC:  Sgt. Jones, 803-525-2266


CLIN         Qty         Description
-----------  ---  --------------------------

0001           6  ISMT Base Unit
0002          24  M-16A2
0003          18  M-9
0004           6  Shot Gun
0005           6  M-249 SAW
0006           4  M-240G
0007           4  SMAW
0008           4  AT-4
0009           4  MK-19
0010           4  M-2
0011           7  M-203
0013           6  FO
0014           1  Night Vision
0015           6  Video Disc (set of 4)
0016AA         6  Video Disc (set of 3)
0021           6  Manuals
0023AA         1  On-site Training
0028AA         1  IST Adapter


Weapons Distribution
--------------------

ISMT #1           ISMT #2-3     ISMT #4
0002           4  0002       4  0002       4
0003           4  0003       4  0003       2
0004-0010      1  0004-0011  1  0004-0011  1
0011           2
0014           1

ISMT #5-6
0002           4
0003           2
0004-0005      1
0011           1

                                                                M67854-94-C-2014
                                                             Modification P00006

USMC Delivery #2, 16 April 1995
-------------------------------

Ship to:
Commanding General
Attn:  Training Support Division
POC:  Mr. Ed Gavre, 910-451-3218/2371


CLIN          Qty           Description
------------  ---  -----------------------------

0001            6  ISMT Base Unit
0002           24  M-16A2
0003           12  M-9
0004            7  Shot Gun
0005           12  M-249 SAW
0006            8  M-240G
0007            8  SMAW
0008           12  AT-4
0009           12  MK-19
0010           10  M-2
0011            6  M-203
0012            4  MP-5
0013            6  FO
0014            1  Night Vision
0015            6  Video Disc (set of 4)
0016AA          6  Video Disc (set of 3)
0021            6  Manuals
0023AE          1  On-site Training
0117AA          1  Shoot-back Device
0128AA          1  IST Adapter
0129AA          2  Deployment Cases


Weapons Distribution
------------

ISMT #7            ISMT #8         ISMT #9
0002            4  0002         4  0002        4
0003-0010       2  0003         2  0003        2
0011-0012       1  0005-0010    2  0005-0006   2
                   0011-0012    1  0008-0010   2
                   0004         1  0004, 0007  1
                                   0011-0012   1


ISMT #10           ISMT #11-12
0002            4         0002  4
0003, 0005      2  0003,  0005  2
0008-0010       2  0008-0009    2
0004            1  0004         1
0006-0007       1  0006-0007    1
0011-0012       1  0010-0011    1

                                                                M67854-94-C-2014
                                                             Modification P00006
USMC Delivery #3, 16 May 1995
-----------------------------

Ship to:
Commanding General
MCB, Camp Butler, Okinawa, Japan
ATTN: Training & Audiovisual Support
Unit 35005
FPO AP 96373-5001
DODAAC:  M20227
POC:  SSGT Byron Grable
DSN:  645-2453
COMM:  011-81-6117-45-2453


CLIN           Qty  Description
-------------  ---  -----------

0001             8  ISMT Base Unit
0002            32  M-16A2
0003            16  M-9
0004             9  Shot Gun
0005            16  M-249 SAW
0006            12  M-240G
0007            10  SMAW
0008            13  AT-4
0009            10  MK-19
0010            12  M-2
0011             8  M-203
0012             4  MP-5
0013             8  FO
0014             8  Night Vision
0015             8  Video Disc (set of 4)
0016AA           8  Video Disc (set of 3)
0021             8  Manuals
0023AF           1  On-site Training
0024             8  Initial Consumables
0109AA           6  MK-19
0110AA           1  M-2
0017AA           2  Shoot-back Device
0028AA           1  IST Adapter
0129AA           2  Deployment Cases


Weapons Distribution
--------------------------------------

ISMT #14             ISMT #15        ISMT #16-17
0002              4  0002         4  0002        4
0003-0009         2  0003         2  0003        2
0011-0012         1  0005-0010    2  0005-0006   2
0010, 0110        1  0011-0012    1  0008-0010   2
                     0004         1  0004, 0007  1
                                     0011-0012   1


ISMT #18             ISMT #19-20
0002              4  0002         4
0003, 0005        2  0003, 0005   2
0008, 0010        2  0109         2
0009              2  0004         1
0004              1  0006-0008    1
0006-0007         1  0010-0011    1
0011              1

                                                                M67854-94-C-2014
                                                             Modification P00006
USMC Delivery #4, 16 June 1995
------------------------------

Ship to:
Commanding General
ATTN: TAVSC
Marine Corps Base
Camp Pendleton, CA 92055-5000


CLIN           Qty          Description
-------------  ---  ---------------------------

0001             6  ISMT Base Unit
0002            24  M-16A2
0003            12  M-9
0004             7  Shot Gun
0005            10  M-249 SAW
0006             8  M-240G
0007             8  SMAW
0008             2  AT-4
0011             6  M-203
0012             4  MP-5
0013             6  FO
0014             6  Night Vision
0015             6  Video Disc (set of 4)
0016AA           6  Video Disc (set of 3)
0021             6  Manuals
0023AD           1  On-site Training
0024                Initial Consumables
0105AA           2  M-249
0108AA          10  AT-4
0109AA          12  MK-19
0110AA          10  M-2
0117AA           2  Shoot-back Device
0128AA           1  IST Adapter
0129AA           2  Deployment Cases


Weapons Distribution
-------------

ISMT #22            ISMT #23       ISMT #24-25
0002             4  0002        4  0002       4
0003-0004        2  0003        2  0003       2
0006-0008        2  0005-0007   2  0005       2
0105             2  0011-0012   1  0108-0110  2
0109-0110        2  0004, 0008  1  0004       1
0011-0012        1  0006-0007   1  0011-0012  1
                    0109-0110   2
                    0108        1


ISMT #26-27
0002             4
0003, 0005       2
0108-0109        2
0004             1
0006-0007        1
0011, 0110       1

                                                                M67854-94-C-2014
                                                             Modification P00006
USMC Delivery #5, 16 July 1995
------------------------------

Ship to:
Commanding General
Training and Visual Information Support Center
POC:  Mr. R.D. Hanenberger  619-368-6817


CLIN          Qty          Description
------------  ---  ----------------------------

0001            6  ISMT Base Unit
0002           24  M-16A2
0003           12  M-9
0004            6  Shot Gun
0006            8  M-240G
0011            6  M-203
0013            6  FO
0014            6  Night Vision
0015            6  Video Disc (set of 4)
0016AA          6  Video Disc (set of 3)
0021            6  Manuals
0023AG          1  On-site Training
0024            6  Initial Consumables
0105AA         12  M-249 SAW
0107AA          7  SMAW
0108AA          6  AT-4
0109AA          7  MK-19
0110AA          6  M-2
0117AA          1  Shoot-back Device
0128AA          1  IST Adapter
0047AG          1  1 added day of Training


Weapons Distribution
------------

ISMT #28           ISMT #29       ISMT #30-33
0002            4  0002        4  0002        4
0003            2  0003        2  0003, 0105  2
0105-0107       2  0006, 0105  2  0004        1
0109            2  0004        1  0006, 0011  1
0004, 0108      1  0107-0110   1  0107-0110   1
0011, 0010      1  0011        1

                                                                M67854-94-C-2014
                                                             Modification P00006
USMC Delivery #6, 16 August 1995
--------------------------------

Ship to:
Commanding Officer
Weapons and Field Training Battalion
Marine Corps Recruit Depot
Camp Pendleton, CA 92055-5181

DODAAC M33710
POC: CWO-3 David Tennyson


CLIN       Qty  Description
---------- ---  ----------

0001         6  ISMT Base Unit
0002        24  M-16A2
0003        18  M-9
0004         6  Shot Gun
0011         4  M-203
0013         6  FO
0014         1  Night Vision
0015         6  Video Disc (set of 4)
0016         6  Video Disc (set of 3)
0016AA       4
0016AB       2
0021         6  Manuals
0024            Initial Consumables
0023AB       1  On-site Training
0105AA       6  M-249 SAW
0106AA       4  M-240G
0107AA       4  SMAW
0108AA       4  AT-4
0109AA       4  MK-19
0110AA       4  M-2
0111AA       3  M-203
0128AA       1  IST Adapter Kit


Weapons Distribution
---------------------------

ISMT #34          ISMT #35-36    ISMT #37
0002           4  0002        4  0002       4
0003           4  0003        4  0003       2
0004           1  0004, 0011  1  0004       1
0011           2  0105-0110   1  0105-0111  1
0014           1
0105-0110      1


ISMT #38-39
0002           4
0003           2
0004, 0105     1
0011           1

2. THIS MODIFICATION RESULTS IN NO CHANGE IN CONTRACT PRICE. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00007

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.

  MIPR Number 95-8040
--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-500
BUYER: LISA WERBICKAS  703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018                  DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
 X  9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
  xx C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENTS OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)





SEE ATTACHED.






Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       3 MARCH 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      MARCH 3, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00007

The purpose of this modification is to: 1) replace ECP # 76478-005/94 with 76478-005/94 R3, 2) revise the ECP ceiling price, 3) revise Section B, 4) add to Section C-1, 5) add FOB Destination FAR clause for CLIN 0125, serial number 007,
6) revise the first sentence of F-2, 7) add delivery date and destination of 0125, serial number 007, 8) authorize early delivery of 0125, serial number 007,
9) direct air shipment for overseas deliveries, 10) add funds, 11) revise the dollar amount in the DFARS clause, PRICE CEILING, and 12) revise the total contract price as follows:

1. This modification hereby replaces ECP Number 76478-005/94 incorporated in Modification P00004 with ECP Number 76478-005/94 R3, which is provided as Attachment "A" to this Modification. As a result of this replacement, paragraphs 1.a. through 1.d. are replaced with the following:

"In order to change the specifications pursuant to FAR clause 52.243.1 Changes - Fixed Price (AUG 87) and incorporate ECP Number 76478-005/94 R3 provided as Attachment "A", the above numbered contract is hereby modified as follows:

          a.  Description of Change
              ---------------------

          Modify seven (7) ISTs to be adaptable to 3 ISMTs each. See Block 19 of Attachment A.

          b.  Production Effectivity
              ----------------------

          The changes in paragraph 1.a. shall be incorporated into the first seven (7) units of CLIN 0125 only.

          c.  Effect on Delivery Schedule
              ---------------------------

          None. The first seven units shall be delivered as follows: quantity 2 by 1 February 1995, quantity 4 by
          3 March 1995, and quantity 1 by 31 March 1995.

          d.  Equitable Contract Price Adjustment
              -----------------------------------

          The equitable adjustment in the prices of contract M67854-94-C-2014, resulting from the changes in 1.a. above, shall be negotiated pursuant to the procedures of the "Changes" clause by the Contractor and the Administrative Contracting Officer (ACO). The equitable adjustment negotiated shall encompass the first seven units."

                                                                M67854-94-C-2014
                                                             Modification P00007

2. a. Paragraph 1.e. of Modification P00004 obligated $262,014.00 for the incorporation of ECP 76478-005, and hereby remains obligated for the revised ECP incorporated herein. As a result of incorporating ECP Number 76478-005/94 R3, this modification hereby obligates an additional $43,669.00 for the changes in
-----------------------------------------------------------
paragraph 1.a. above. See paragraph 10 on page 5 of this modification for accounting and appropriation data. As a result of this modification, the total not-to-exceed price of $305,683.00 is established for the changes in 1.a.

     b. The last two sentences of paragraph 1.e. of Modification P00004 are hereby deleted and replaced with the following:

The contractor is authorized to submit for Provisional Delivery Payment for the first 7 units based on a total ceiling price of $305,683.00 and a unit ceiling price of $43,669.00. The Contractor is limited to no more than 75% of the unit ceiling price of $43,669.00 for the Provisional Delivery Payment for each unit this ECP is applicable, and the total submission for Provisional Delivery Payment shall not exceed 75% of $305,683.00.

3.   CHANGES TO SECTION B

     a.  Delete Section 2 of Modification P00004 and replace with the following:

     "In order to make provisions for ECP 76478-005/94 R3 to be incorporated into the seven units for the Army National Guard, Section B, "SUPPLIES AND/OR SERVICES AND PRICES", is hereby revised as follows:

                                                                M67854-94-C-2014
                                                             Modification P00007

a. Under Section B of the basic contract, page B-25, delete CLIN 0125 in its entirety and delete SLIN 0125AA in modification P00001 in its entirety and replace CLIN 0125 and SLIN 0125AA with the following:

                                           UNIT      TOTAL
  CLIN    ACRN   SUPPLIES/SERVICES   QTY  PRICE      AMOUNT
--------  ----  -------------------  ---  -----      ------
0125AA    AB    IST BASE UNIT         35  $67,329  $2,356,515
                (does not include
                weapons)

0125AB    AB    IST BASE UNIT          7  $67,329  $  471,303
                (does not include
                weapons)

0125AC    AE    ENGINEERING CHANGE     LOT  XXX     XXX
                PROPOSAL 76478-
                005/94 R3 FOR THE 7
                UNITS CONTAINED IN
                SLIN 0125AB ONLY
                (See paragraph 2a
                and 11 of this
                modification for
                ceiling price)

(NOTE:  The above, paragraph 3.a., results in no change in contract price.)

     b. Pursuant to FAR clause 52.243-1, Changes - Fixed Price (April 1984), Sub-CLIN 0121AS is hereby added to Option CLIN 0121 ON-SITE TRAINING and CLIN
                                                    ----------------
0143 for SHIPPING is hereby created as follows:
         --------

                                                   UNIT      TOTAL
  CLIN    ACRN   SUPPLIES/SERVICES   QTY          PRICE      AMOUNT
--------  ----  -------------------  ---          -----      ------

                ON-SITE TRAINING
0121AS    AE    -------------------    1  EA    $14,944.00  $14,944.00
                Ash-Shaykh (South
                Camp) Egypt
                IST Installation
                and Training for 5
                days includes
                sustainment
                training

0143      AE    SHIPPING               1  EA    $ 5,356.00  $ 5,356.00
                FOB Destination
                for IST to Egypt
                CLIN 0125 Serial
                Number 007 and
                associated CLINs

                                                                M67854-94-C-2014
                                                             Modification P00007

     c. Pursuant to FAR clause 52.217-7, Option for Increased Quantity - Separately Priced Line Item (March 1989), Option CLIN 0121AS in paragraph 3.b. above is hereby exercised. See paragraph 10 on page 5 of this modification for the accounting and appropriation data.

4.  The following is hereby added to Section C-1 as follows:

     Item 0121AS is for installation of the IST and training of the Army National Guard's 29th Infantry Division in the Sinai. Due to the location, installation includes 3 transformers. Training shall be in accordance with the SOW and PD, but shall also include additional training particular to the IST, shall include sustainment training, and shall last 5 days at 8 hours each day. The price of item 0121AS also includes travel, lodging, meals, and transportation costs for the Installers/Trainers.

5.  In Section F-1, the following is hereby added:

For the delivery specified in paragraph 7 of Modification P00007 (CLIN 0125, IST Serial Number 007, and concurrently delivered CLINs), the following clause applies:

FAR REF                  CLAUSE TITLE                  CLAUSE DATE
---------                ------------------            -----------

52.247-34                F.O.B. DESTINATION            JAN 1991

6.  In Section F-2 DELIVERY LOCATIONS, the first sentence is revised to add an
               ----------------------
exception as follows:

Equipment under this contract shall be delivered F.O.B. ORIGIN with the exception of the delivery specified in paragraph 7 of Modification P00007 which shall be delivered to Ash-Shaykh (South Camp) FOB DESTINATION with payment for shipment provided under CLIN 0143.

                                                            M67854-94-C-2014
                                                             Modification P00007


7.  In Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984), the following
                    ----------------------------------------
delivery date and destination are hereby provided. For the CLINs listed below, the parties agree to the required delivery date shown below.

ANG Delivery, FOB Destination, no later than 31 March 1995
----------------------------------------------------------
NOTE: SLIN 0125AA refers to Serial Number 007

CLIN       Description   Qty  Location:                Delivered by:
----       -----------   ---  ---------                -------------

0102AB    M-16A2           8  Army National Guard          31 MAR 95
0103AB    M-9              2  29th Infantry Division
0105AB    SAW              2  Ash-Shaykh (South Camp)
0111AB    M203             2  Egypt
0119AC    Night Vision     3
0120AB    Manuals          1
0125AA    IST Base Unit    1

8.   In accordance with Section F-3, paragraph entitled Early delivery,
                                                        --------------
incorporated in Modification P00002, the PCO hereby authorizes early delivery for the items listed in paragraph 7 above.

9.   AIR SHIPMENTS.  Air shipment shall be used for all overseas destinations.
     -------------
The following Transportation Accounting Classification (TAC) code and the accounting and appropriation data are hereby added for air shipments via the Air Mobility Command (AMC) flights for Marine Corps deliveries overseas.

             1751109.6992 022 00703/0 000027 2D 00L604 699230056002

NOTE:  See Modification P00002, Section 7, for surface delivery TAC codes.

10. As a result of paragraph 3 of this modification, the following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION DATA:
                 -------------------------------------

AE   9750400 1320 C299 P5F30 2525 DPAM 5 8040 503733 5F30 63744E
MIPR (DD Form 448) Number 95-8040 increase $63,969.00

11. Paragraph 7 of Modification P00004 is hereby deleted and replaced with the following:

     "Under Section I, "CONTRACT CLAUSES FOR A FIXED PRICE SUPPLY CONTRACT",
Part II, "DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 1) CLAUSES", the following clause is hereby incorporated in the contract.

                                                                M67854-94-C-2014
                                                             Modification P00007

                     252.217-7027 PRICE CEILING (DEC 1991)

          The definitive modification resulting from this undefinitized action shall not exceed $305,683.00.


                                (End of clause)

12. As a result of paragraph 3.b. of this modification, the total contract price is hereby increased from $21,980,769.00 by $20,300.00 to a new total contract price of $22,001,069.00.

13. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1
------------------------------------------------------------------------------
1.  DATE (YY/MM/DD)
      95/02/24
--------------------------------------------------------------------------------
Form Approved OMB No. 0704-0188
------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, D.C. 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       -- ---
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/ PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
------------------------------------------------------------------------------
2.  PROCURING ACTIVITY NO.
M67854
------------------------------------------------------------------------------
3.  DODAAC

------------------------------------------------------------------------------
4.  ORIGINATOR
------------------------------------------------------------------------------
a.  TYPED NAME (First, Middle Initial, Last)
Firearms Training Systems, Inc.

------------------------------------------------------------------------------
b.  ADDRESS (Street, City, State, Zip Code)

7340 McGinnis Ferry Road
Suwanee, GA 30174
------------------------------------------------------------------------------
5.  CLASS OF ECP
1
------------------------------------------------------------------------------
6.  JUST CODE
O
------------------------------------------------------------------------------
7.  PRIORITY
R
------------------------------------------------------------------------------
8.  ECP DESIGNATION
------------------------------------------------------------------------------
a.  MODEL/TYPE

------------------------------------------------------------------------------
b.  CAGE CODE
76478
------------------------------------------------------------------------------
c.  SYSTEM DESIGNATION
Infantry Squad Trainer
--------------------------------------------------------------------------------
d. ECP NO.
76478-005/94

------------------------------------------------------------------------------
9.  BASELINE AFFECTED
[    ]        [   X   ] PRODUCT
[    ]
------------------------------------------------------------------------------
10.OTHER SYS./CONFIG. ITEMS AFFECTED

[_]YES  [X] NO
------------------------------------------------------------------------------
11. SPECIFICATIONS AFFECTED
------------------------------------------------------------------------------
                 CAGE Code  Specification/Document No.      Rev           SCN
------------------------------------------------------------------------------
a.  SYSTEM                   PD-94-003
------------------------------------------------------------------------------
b.  DEVELOPMENT
------------------------------------------------------------------------------
c.  PRODUCT
------------------------------------------------------------------------------
12. DRAWINGS AFFECTED
------------------------------------------------------------------------------
    CAGE Code                     Number                    Rev.          NOR
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. TITLE OF CHANGE Modify B-IST to be an IST with 3 x ISMT configuration.

------------------------------------------------------------------------------
14. CONTRACT NO. AND LINE ITEM
M67854-94-C-2014  CLIN 0125

------------------------------------------------------------------------------
15. PROCURING CONTRACT OFFICER
------------------------------------------------------------------------------
a.  NAME (First, Middle Initial, Last)   Glenn O. Cruze
------------------------------------------------------------------------------
b.  CODE CTQ                      c.  TELEPHONE NO. 703-640-5822 x 226
------------------------------------------------------------------------------
16. CONFIRMATION ITEM NOMENCLATURE Infantry Squad Trainer (IST)

------------------------------------------------------------------------------
17. IN PRODUCTION
[X] YES  [_] NO
------------------------------------------------------------------------------
18. ALL LOWER LEVEL ITEMS AFFECTED
------------------------------------------------------------------------------
a. NOMENCLATURE N/A             b. PART NO           c.  NSN
------------------------------------------------------------------------------
19. DESCRIPTION OF CHANGE Modify seven (7) stand-alone Basic Infantry Squad Trainers (B-ISTs) to be ISTs adaptable to (3) Indoor Simulated Marksmanship Trainers (ISMT). See Attached data



------------------------------------------------------------------------------
20. NEED FOR CHANGE ISTs in a configuration that allows breaking down into 3 ISMTs provides the Government greater flexibility for marksmanship and Fire Team training. The change makes more effective and efficient use of assets by providing access to a larger number of trainees.

------------------------------------------------------------------------------
21. PRODUCTION EFFECTIVELY BY SERIAL NUMBER
ISTs 001 through 007
------------------------------------------------------------------------------
22. EFFECT ON PRODUCTION DELIVERY SCHEDULE
None
------------------------------------------------------------------------------
23. RETROFIT
------------------------------------------------------------------------------
a. RECOMMENDED ITEM EFFECTIVITY

------------------------------------------------------------------------------
b. SHIP/VEHICLE CLASS AFFECTED

------------------------------------------------------------------------------
c. ESTIMATED KIT DELIVERY SCHEDULE

------------------------------------------------------------------------------
d. LOCATIONS OR SHIP/VEHICLE NUMBERS AFFECTED

------------------------------------------------------------------------------
24.ESTIMATED COSTS/SAVINGS UNDER CONTRACT

------------------------------------------------------------------------------
25.ESTIMATED NET TOTAL COSTS/SAVINGS
                                   $305,683
------------------------------------------------------------------------------
26. SUBMITTING ACTIVITY
a.  AUTHORIZED SIGNATURE /S/ BOB TERRY
------------------------------------------------------------------------------
b. TITLE Bob Terry, Director of Programs

------------------------------------------------------------------------------
27. APPROVAL/DISAPPROVAL
------------------------------------------------------------------------------
a.  CLASS 1
[_] APPROVAL    [_] DISAPPROVAL
    RECOMMENDED     RECOMMENDED
------------------------------------------------------------------------------
b.  CLASS II
[_] APPROVED    [_] DISAPPROVED
------------------------------------------------------------------------------
c. CLASS III
[_] CONCUR IN CLASSIFI-     [_]DO NOT CONCUR IN CLASSI-
    CATION OF CHANGE           FICATION OF CHANGE
------------------------------------------------------------------------------
d. GOVERNMENT ACTIVITY          e.  SIGNATURE                 f. DATE SIGNED
                                                                 (YYMMDD)

------------------------------------------------------------------------------
g. APPROVAL    h. GOVERNMENT    i. SIGNATURE                  j. DATE SIGNED
[X]  APPROVED     ACTIVITY                                    (YYMMDD)
[_]  DISAPPROVED  MARCORSYSCOM
                  (SST)         J.P. MCGOVERN, MAJOR, USMC    950228
------------------------------------------------------------------------------
DD Form 1692, APR 92 EF-V1)(ParFORM PRO)  Previous editions are obsolete.
                                                                  ATTACHMENT "A"

                         ECP 76478-005R3/94 BACKUP DATA

11.  Specifications Affected:

     Purchase Description 94-03.  Change Paragraph 3.9 from:

3.9 Infantry Squad Trainer (IST).  The IST shall be a 12 lane squad trainer.  It
    ----------------------------
shall have all of the same capabilities as, and meet the same requirements of, the ISMT in a manner that allows up to 12 trainees to use the trainer simultaneously. These capabilities and requirements may be achieved by using an IST adapter kit that allows any two or three ISMTs procured under this contract to network as one system, as described below. The contractor shall also provide an entire system to satisfy requirements where the government does not desire to network three fielded ISMTs.

To:

3.9 Infantry Squad Trainer (IST).  The IST shall be a 12 lane squad trainer.  It
    ----------------------------
shall have all of the same capabilities as, and meet the same requirements of, the ISMT in a manner that allows up to 12 trainees to use the trainer simultaneously. These capabilities and requirements may be achieved by using an IST adapter kit that allows any two or three ISMTs procured under this contract to network as one system, as described below. The contractor shall also provide an entire system to satisfy requirements where the government does not desire to network three fielded ISMTs.


19.  Description of Change:

The purpose of this ECP is to change the first 7 Base-Infantry Squad Trainers (B-ISTs) into Infantry Squad Trainers (ISTs) adaptable to three Indoor Simulated Marksmanship Trainers (ISMTs).

A B-IST configured from major components of 2 ISMTs, each providing 6 firing positions, was originally contracted for use by the U.S. Army National Guard
(ARNG) as shown in Figure 1. The B-IST is a stand-alone IST and is not capable of breaking down into any more than one ISMT. The B-IST consists of one desk, one chair, one PC, two PSCs (one in the desk and one on the ground), two LDPs (one in the desk and one on the ground), and two projectors.

                                   [GRAPHICS]


The ISMT and IST are Commercial-off-the-Shelf (COTS) classroom trainers. The systems consist of standard Marine Corps small arms and crew-served simulated weapons, a simulation unit and a system controller that allows control of all training and feedback. The ISMT has 4 firing positions and the Marine Corps IST, which is made up of 3 ISMTs connected with an adapter kit, has 12 firing positions. The adapter kit used to combine 3 ISMTs to produce an IST is made up of cables, connectors, and screen strips. The Instructor's Desk includes a Personal Computer (PC), the Primary Simulation Computer (PSC), the Laser Disc Player (LDP) and a dot-matrix printer to provide hard copy training and system operation records. The PSC provides all computer control of the weapons, audio, and simulation functions. The LDP provides the generation of all video media stored on laser disc. All ISMT personal computers have the capability to act as the system controller for the IST. Figure 2 and Figure 3 provide a graphic presentation of the ISMT and IST.

                                   [GRAPHIC]

                                   [GRAPHIC]

  The Government has requested that FATS reconfigure a quantity of B-ISTs into ISTs capable of adapting to three (3) ISMTs each. To change a B-IST into an IST requires an additional ISMT (less the screen), IST Adapter Kits, and an added set of hardware

                                   [GRAPHIC]


necessary to complete a third Instructor's Control Station. This latter item consists of one desk, one chair, one PC, and one printer. This is graphically depicted above in Figure 4.


Hardware added by ECP-005/94:
     2 Desks
     2 Chairs
     2 Speakers
     1 Projector
     2 Personal Computer (PC) with Monitors and keyboards
     1 Primary Simulation Computer (PSC)
     1 Laser Disc Player (LDP)
     1 IST Adapter Kit (less two screen strips)

To hook up an IST the connections shows at Figure 5 need to be made to the master control station (that desk out of three chosen to be the instructor's station):
                                   [GRAPHIC]


The specific hookups of the cables to the PSCs follow at Figure 6:

                                   [GRAPHIC]

Finally the Laser Disc Player Connections are shown at Figure 7. Figure 8 shows the difference between the B-IST connections PSC and LDP connections and the full-up IST connections.

                                   [GRAPHIC]












                                   [GRAPHIC]

SETS video discs 1 and 2 (a set of six discs) are provided to enable the system to show video across the three screens.

SETS 1 Scenarios are:

     1.  Combat Patrol
     2.  Linear Ambush
     3.  Withdraw Through Lines
     4.  Linear Ambush with Enemy Surrender
     5.  Vehicle Ambush
     6.  Village Combat with Sniper
     7.  Enemy Attacks, Squad Defensive Position
     8.  Suppressive Fire, Assault Right Flank
     9.  Suppressive Fire Fails, Enemy Overruns
     10. Reverse Slope Defense

SETS 2 Scenarios are:

     1.  Combat Patrol, Recon' Ridge
     2.  Support By Fire, Assault On Bunker
     3.  Range Card Preparation, Probe At Dusk
     4.  Night Attack
     5.  Night Ambush
     6.  Reaction Course #1, Village
     7.  Reaction Course #2, Village

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   P00008
--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                            -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
     LISA WERBICKAS  703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
   DCMAO ATLANTA
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018    DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
 X  9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014
   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not applicable.
--------------------------------------------------------------------------------
       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
           IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
xx        MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


1. This modification hereby deletes Modification P00007 in its entirety at no cost to the Government.
2.  The contract price remains unchanged at $21,980,769.00.
3. All other items and conditions of contract M68754-94-C-2014 shall remain unchanged and in full force and effect.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Clare Fawkes, Chief Operating Officer
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Clare Fawkes
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       13 MARCH 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      MARCH 14, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                               Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00009

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                           -------------
CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VIRGINIA 22134-5010
BUYER: LISA WERBICKAS   (703) 784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than item 5)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN: DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GEORGIA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     [  ] is extended, [  ] is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 XX  C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE

       7 APRIL 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Glenn O. Cruze, United States Marine Corps
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE

      APRIL 7, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS UNUSABLE                                        Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00009

The purpose of this modification is to: 1) correct the unit ceiling price for ECP # 76478-005/94, 2) add DFARS clause number, 3) revise Section F for equal consideration, and 4) direct air shipment for Marine Corps overseas deliveries as follows:

1.  In paragraph 1e, Funds Obligated, of Modification P00004, lines 4 and 5, the
                     ----------------
unit ceiling price for ECP Number 76478-005/94 is hereby corrected to read:
"$43,669.00."

2. In paragraph 7 of Modification P00004, DFARS clause number "252.217-7027" is hereby added to the FAR clause entitled "PRICE CEILING (DEC 1991)."

3. The following changes are made to the contract and are considered equal consideration to both parties:

     a.  In Section F-3, the required delivery date for the following items
                    ---
shall be revised from 16 March 1995 as shown on page 3 of Modification P00006 to the following:


CLIN    Description  QTY          Destination           Delivered by:
------  -----------  ---  ----------------------------  -------------

0005    SAW            6  Marine Corps Recruit Depot        12 APR 95
0009    MK19           1  Parris Island, SC 29905-9001
0010    M2             3

     b.  In Section E-2, the following exception is hereby added:
                    ---

Exception: For the items listed in paragraph 3.a. of Modification P00009 above, inspection and acceptance shall be made at destination by the project officer or his duly authorized representative.

     c.  In Section F-1, the following is hereby added:
                    ---

For the delivery specified in paragraph 3.a. of Modification P00009 above, the following clause applies:

     FAR REF        CLAUSE TITLE                       CLAUSE DATE
     -------        ------------                       -----------
     52.247-34      F.O.B. DESTINATION                    JAN 1991

     d.  In Section F-2 DELIVERY LOCATIONS, the first sentence is revised to add
                    ----------------------
an exception as follows:

Equipment under this contract shall be delivered F.O.B. ORIGIN with the exception of the delivery specified in paragraph 3.a. of Modification P0009 which shall be delivered to its final destination at Parris Island FOB DESTINATION with the cost of shipment to be borne by the contractor. The parties agree that the shipment shall be at no cost to the Government.

                                                                M67854-94-C-2014
                                                             Modification P00009

     e. The contractor agrees to provide training on the SAW, CLIN 0005, at Parris Island on or before 14 April 1995 at no cost to the Government.

     f. The contractor shall rewrite the OCD Test Plan to accommodate the SME Changes of Modification P00003 at no cost to the Government.

     g. The contractor agrees to deliver the following system and associated CLINs early as follows:


CLIN      Description  QTY        Destination         Delivered by:
-------------------------------------------------------------------
0001AA    ISMT           1  Commanding General            21 APR 95
0002      M-16A2         4  Attn: Head, TAVSC
0003      M9 Pistol      4  Operations Division C034
0004      Shotgun        1  Marine Corps Combat
                            Development Command
0008      AT-4           1  2006 Hawkins Ave.
0011      M-203          2  Quantico, VA 22134-5043
                            DODAAC M93031

4.  AIR SHIPMENTS.  Air shipment shall be used for all Marine Corps overseas
    -------------
destinations. The following Transportation Accounting Classification (TAC) code and the accounting and appropriation data are hereby added for air shipments via the Air Mobility Command (AMC) flights for Marine Corps deliveries overseas.

     1751109.6992  022  00703/0  000027  2D  00L604  699230056002

NOTE:  See Modification P00002, Section 7, for surface delivery TAC codes.

5. As a result of this modification, the total contract price remains $21,980,769.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        7

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00011

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.
  Doc No. M9545094RC46092

--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If Other Than Item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AD 1741109 5445 031 007010 0 000027 2D 000000 644530048092 Increase
$19,794.00
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

 SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       25 April 95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      APR 26 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00011

The purpose of this modification is to: 1) add a CLIN and Option CLINs for a third day of On-Site Training, 2) revise CLIN 0016, 3) add Section C-9, 4) revise the delivery of CLIN 0016 provided in P00006, provide a partial delivery schedule for CLINs 0023 and 0047, and revise two "Ship to" addresses, and 5) provide funds.

 1. Third Day of On-Site Training: A third day of On-Site Training and options added below shall be in accordance with the Statement of Work, the Purchase Description, and Section C-9 contained herein.

   a. Section B is hereby revised to add SLINs 0047AA through 0047AR for a third day of training for each location specified in CLIN 0023 as follows:


  CLIN     ACRN        Supplies/Services       QTY UNIT  UNIT PRICE   AMOUNT
  ----     ----        -----------------       --------  ----------   ------
0047                One extra day of on-site
                    training to be used in
                    conjunction with CLIN 0023

0047AA                     Reserved                             N/A        N/A
0047AB      AD          San Diego CA            1 DAY     $1,337.00  $1,337.00
0047AC      AD          Quantico VA             1 DAY     $1,231.00  $1,231.00
0047AD      AD          Camp Pendleton          1 DAY     $1,293.00  $1,293.00
0047AE      AD          Camp Lejeune NC         1 DAY     $1,195.00  $1,195.00
0047AF      AD          Camp SD Butler          1 DAY     $1,574.00  $1,574.00
0047AG      AD          29 Palms CA             1 DAY     $1,272.00  $1,272.00
0047AH      AD          Kanehoe Bay HI          1 DAY     $1,486.00  $1,486.00
0047AJ      AD          Cherry Point NC         1 DAY     $1,195.00  $1,195.00
0047AK      AD          Yuma AZ                 1 DAY     $1,243.00  $1,243.00
0047AL      AD          El Toro CA              1 DAY     $1,409.00  $1,409.00
0047AM      AD          Iwakuni Japan           1 DAY     $1,574.00  $1,574.00
0047AN      AD          Beaufort SC             1 DAY     $1,219.00  $1,219.00
0047AP      AD          Jacksonville NC         1 DAY     $1,195.00  $1,195.00
0047AQ      AD          Norfolk VA              1 DAY     $1,340.00  $1,340.00
0047AR      AD          Quantico VA             1 DAY     $1,231.00  $1,231.00

Total Firm-Fixed Price Amount for CLIN 0047                         $19,794.00



                                                                M67854-94-C-2014
                                                             Modification P00018

   b. Option sub-contract line item numbers (SLINs) 0143AA through 0143AR, 0243AA through 0243AR, 0343AA through 0343AR, and 0434AA through 0434AR are hereby added to Section B, and if exercised, shall be exercised in conjunction with the corresponding (year and location) Option SLIN for training.


OPTION CLIN        Supplies/Services       QTY UNIT  UNIT PRICE   AMOUNT
-----------        -----------------       --------  ----------   ------
0143               One extra day of on-site
                   training for use in
                   conjunction with CLIN 0121
                   --------------------------
0143AA             Parris Island SC           1 DAY   $1,272.00  $1,272.00
0143AB             San Diego CA               1 DAY   $1,393.00  $1,393.00
0143AC             Quantico VA                1 DAY   $1,284.00  $1,284.00
0143AD             Camp Pendleton             1 DAY   $1,347.00  $1,347.00
0143AE             Camp Lejeune NC            1 DAY   $1,248.00  $1,248.00
0143AF             Camp SD Butler             1 DAY   $1,634.00  $1,634.00
0143AG             29 Palms CA                1 DAY   $1,326.00  $1,326.00
0143AH             Kanehoe Bay HI             1 DAY   $1,543.00  $1,543.00
0143AJ             Cherry Point NC            1 DAY   $1,248.00  $1,248.00
0143AK             Yuma AZ                    1 DAY   $1,296.00  $1,296.00
0143AL             El Toro CA                 1 DAY   $1,465.00  $1,465.00
0143AM             Iwakuni Japan              1 DAY   $1,634.00  $1,634.00
0143AN             Beaufort SC                1 DAY   $1,272.00  $1,272.00
0143AP             Jacksonville NC            1 DAY   $1,248.00  $1,248.00
0143AQ             Norfolk VA                 1 DAY   $1,396.00  $1,396.00
0143AR             Quantico VA                1 DAY   $1,284.00  $1,284.00

                                                                M67854-94-C-2014
                                                             Modification P00011


OPTION CLIN            Supplies/Services            QTY UNIT  UNIT PRICE   AMOUNT
-----------            -----------------            --------  ---------    -------
0243                   One extra day of on-site
                       training to be used in
                       conjunction with CLIN 0221
                       --------------------------
0243AA                 Parris Island SC             1 DAY     $1,313.00  $1,313.00
0243AB                 San Diego CA                 1 DAY     $1,434.00  $1,434.00
0243AC                 Quantico VA                  1 DAY     $1,326.00  $1,326.00
0243AD                 Camp Pendleton               1 DAY     $1,389.00  $1,389.00
0243AE                 Camp Lejeune NC              1 DAY     $1,289.00  $1,289.00
0243AF                 Camp SD Butler               1 DAY     $1,677.00  $1,677.00
0243AG                 29 Palms CA                  1 DAY     $1,368.00  $1,368.00
0243AH                 Kanehoe Bay HI               1 DAY     $1,586.00  $1,586.00
0243AJ                 Cherry Point NC              1 DAY     $1,289.00  $1,289.00
0243AK                 Yuma AZ                      1 DAY     $1,338.00  $1,338.00
0243AL                 El Toro CA                   1 DAY     $1,507.00  $1,507.00
0243AM                 Iwakuni Japan                1 DAY     $1,677.00  $1,677.00
0243AN                 Beaufort SC                  1 DAY     $1,313.00  $1,313.00
0243AP                 Jacksonville NC              1 DAY     $1,289.00  $1,289.00
0243AQ                 Norfolk VA                   1 DAY     $1,438.00  $1,438.00
0243AR                 Quantico VA                  1 DAY     $1,326.00  $1,326.00

CLIN                   Supplies/Services         QTY UNIT  UNIT PRICE        AMOUNT
----                   -----------------         --------------------        ------
0343                   One extra day of on-site
                       training for use in
                       conjunction with CLIN 0321
                       --------------------------
0343AA                 Parris Island SC             1 DAY     $1,363.00  $1,363.00
0343AB                 San Diego CA                 1 DAY     $1,485.00  $1,485.00
0343AC                 Quantico VA                  1 DAY     $1,375.00  $1,375.00
0343AD                 Camp Pendleton               1 DAY     $1,439.00  $1,439.00
0343AE                 Camp Lejeune NC              1 DAY     $1,338.00  $1,338.00
0343AF                 Camp SD Butler               1 DAY     $1,729.00  $1,729.00
0343AG                 29 Palms CA                  1 DAY     $1,417.00  $1,417.00
0343AH                 Kanehoe Bay HI               1 DAY     $1,637.00  $1,637.00
0343AJ                 Cherry Point NC              1 DAY     $1,338.00  $1,338.00
0343AK                 Yuma AZ                      1 DAY     $1,387.00  $1,387.00
0343AL                 El Toro CA                   1 DAY     $1,558.00  $1,558.00
0343AM                 Iwakuni Japan                1 DAY     $1,729.00  $1,729.00
0343AN                 Beaufort SC                  1 DAY     $1,363.00  $1,363.00
0343AP                 Jacksonville NC              1 DAY     $1,338.00  $1,338.00
0343AQ                 Norfolk VA                   1 DAY     $1,488.00  $1,488.00
0343AR                 Quantico VA                  1 DAY     $1,375.00  $1,375.00

CLIN                   Supplies/Services            QTY UNIT  UNIT PRICE     AMOUNT
----                   -----------------            --------  ----------     ------
0443                    One extra day of on-site
                        training for use in
                        conjunction with CLIN 0421
                        --------------------------
0443AA                  Parris Island SC            1 DAY     $1,426.00  $1,426.00
0443AB                  San Diego CA                1 DAY     $1,550.00  $1,550.00
0443AC                  Quantico VA                 1 DAY     $1,439.00  $1,439.00
0443AD                  Camp Pendleton              1 DAY     $1,504.00  $1,504.00
0443AE                  Camp Lejeune NC             1 DAY     $1,401.00  $1,401.00
0443AF                  Camp SD Butler              1 DAY     $1,798.00  $1,798.00
0443AG                  29 Palms CA                 1 DAY     $1,482.00  $1,482.00
0443AH                  Kanehoe Bay HI              1 DAY     $1,705.00  $1,705.00
0443AJ                  Cherry Point NC             1 DAY     $1,401.00  $1,401.00
0443AK                  Yuma AZ                     1 DAY     $1,451.00  $1,451.00
0443AL                  El Toro CA                  1 DAY     $1,624.00  $1,624.00
0443AM                  Iwakuni Japan               1 DAY     $1,798.00  $1,798.00
0443AN                  Beaufort SC                 1 DAY     $1,426.00  $1,426.00

0443AP                       Jacksonville NC       1 DAY     $1,401.00  $1,401.00
0443AQ                       Norfolk VA            1 DAY     $1,553.00  $1,553.00
0443AR                       Quantico VA           1 DAY     $1,439.00  $1,439.00

                                                             M67854-94-C-2014
                                                             Modification P00011

2.  REVISION OF CLIN 0016.  In Section B, CLIN 0016 is revised from "1 LOT" to
    ---------------------
"52 EACH," from "PRODUCTION" to "DISC (set of 3)," and from "0016" to "0016AA" and "0016AB" as follows:

                                                       UNIT      TOTAL
CLIN           ACRN   SUPPLIES/SERVICES    QTY  UNIT   PRICE    AMOUNT
----           ----   -----------------    ---  ----   -----    ------
0016AA         AA     ADDITIONAL ISMT      36   EA   $212.58  $7,652.88
                      SCENARIO VIDEO
                      DISC (set of 3),
                      MARKSMANSHIP
                      QUALIFICATION RANGES

0016AB         AA     ADDITIONAL ISMT      16   EA   $212.57  $3,401.12
                      SCENARIO VIDEO
                      DISC (set of 3),
                      MARKSMANSHIP
                      QUALIFICATION RANGES

NOTE: There is no change in "TOTAL AMOUNT" for CLIN 0016 as a result of this change.

3.  Section C-9 is hereby added as follows:

C-9 a. SLINs 0047AB through 0047AR, and Option SLINs 0143AA-0143AR, 0243AA-0243AR, 0343AA-0343AR, and 0443AA-0443AR, if and to the extent exercised, are for two (2) Installer/Trainers to provide an additional 8 man-hours each of On-Site Training on a third consecutive day following the two days of training provided under corresponding SLIN, i.e., SLINs 0023AB through 0023AR, and SLINs 0121AA-0121AR, 0221AA-0221AR, 0321AA-0321AR, and 0421AA-0421AR, respectively.
Option SLINs 0143AA-0143AR, 0243AA-0243AR, 0343AA-0343AR, and 0443AA-0443AR
shall not be exercised without concurrent or previous exercise of the corresponding SLIN.

    b.  The 2 day On-Site Training shall be in accordance with the Statement of
        --------------------------
Work and Purchase Description and shall include, but is not limited to, the following tasks

1) Site survey: review training location for system; discuss training location requirements for ashore and afloat.

2) Initial setup: proper setup procedures and initial test of system and all weapons.

3) Projector calibration: discuss procedure for projector calibration. (Minimum 2 hours.)

4) Built-in-Test (BIT):  discuss BIT; automated and manual trouble-shooting.

                                                                M67854-94-C-2014
                                                             Modification P00011

5) Weapons training: provide review of unique aspects of simulation weapons; weapons handling and authorized maintenance.

6) System and Weapon alignment: review procedures and rationale for system and weapon alignment.

7) Laser disc review: review all laser discs; discuss discs and other training material to be delivered; discuss night vision device training.

8) Removal/replacement of Line Replaceable Units (LRU): review proper procedure of removal and replacement of all LRUs.

9) Authoring: discuss existing scenarios, backgrounds and targets and the authoring process, discuss the Scenario Development Toolset. (Minimum 2 hours.)

     10) Shut down procedures and preventive maintenance cleaning.

     11) Performance evaluation and review.

    c.  Third day of On-Site Training  CLIN 0047 and Option CLINs 0143, 0243,
        -----------------------------
0343, and 0443, if and to the extent exercised, shall include, but are not limited to, performance of the following tasks in addition to the requirements above:

1) Unpack System: Discuss packing, transport, and deployability issues; conduct joint inventory.

2) Projector calibration: discuss procedure for projector calibration in greater detail than as discussed in two-day class. Minimum 3 hours total. (One extra hour than 2 day training.)

3) Documentation review: review OJT Manual, operators, and weapons operations manuals.

4) Graphics program review: review courses of fire for all weapons, forward observer, and USMC Individual Training Standards (ITS); review menu structure and application to USMC training programs.

5) Authoring: discuss existing scenarios, backgrounds and targets and the authoring process, discuss the Scenario Development Toolset. Minimum 3 hours total. (One extra hour than 2 day training.)

6) Review IST configuration and operation.

                                                                M67854-94-C-2014
                                                             Modification P00011

     7) Depot: discuss Depot operation and on-site responsibilities.

     8) Performance evaluation and review.

4.  DELIVERY SCHEDULE
    -----------------

    a. In Modification P00006, CLIN 0016 is revised to read "0016AA" for USMC Deliveries #1 through #5, and revised to read "0016AA" for quantity 4 of USMC Delivery #6 and "0016AB" for quantity 2 of USMC Delivery #6.

    b. Delivery of SLINs under CLINs 0023 and 0047 is hereby added to Section F-3 as follows:



CLIN              Description         QTY  Required Delivery Date
----              -----------         ---  ----------------------
0023              On-Site Training
----              ----------------
0023AA            Parris Island         1  completed
0023 in
conjunction       3 Days
with 0047         On-Site Training
----------------  ------------------

0023AE, 0047AE    Camp Lejeune, NC      1  2-4 MAY 1995
0023AF, 0047AF    Camp Butler, Japan    1  20-22 JUN 1995
0023AD, 0047AD    Camp Pendleton, CA    1  11-13 JUL 1995
0023AG, 0047AG    29 Palms, CA          1  1-3 AUG 1995
0023AB, 0047AB    San Diego, CA         1  6-8 SEP 1995

c. The "Ship to" addresses provided in Modification P00006 for USMC Delivery #3 (page 5) and USMC Delivery #6 (page 8) are deleted and replaced with the following:

USMC Delivery #3, 16 May 1995
-----------------------------
Ship To:
Commanding General
MCB, Camp Butler, Okinawa, Japan
ATTN: Training and Audio Visual Support Center
Unit 35005
FPO AP 96373-5001

DODAAC M20227
-------------
POC: SSgt Bryon Grable   DSN: 645-2453 Comm: 011-81-6117-45-2453

                                                               M67854-94-C-2014
                                                             Modification P00011

USMC Delivery #6, 16 August 1995
--------------------------------
Ship To:
Commanding Officer
Weapons and Field Training Battalion
Marine Corps Recruit Depot
Edson Range Area, Box 555181
Camp Pendleton, CA 92055-5181

DODAAC M33710
POC: CWO-3 David Tennyson

5. The funds shown in Block 12 on page 1 of this modification are provided as a result of paragraph 1 above and are hereby added to Section G-3 ACCOUNTING AND
                                                            ------------------
APPROPRIATION DATA.
------------------

6. As a result of this modification, the total contract price is increased from $21,980,769.00 by $19,794.00 to a new total contract price of $22,000,563.00.

7. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00010

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER           CODE      M67854
                                      -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER:  LISA WERBICKAS   703-784-5822 ext. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN: DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE GA 3017492806


   TIN: 57-0777-018     DUNS #: 12-094-4665
--------------------------------------------------------------------------------
  CODE (CAGE) 76478            FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
              IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
 X        AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this moodification is to: 1) add delivery of CLIN 0021, quantity 1, to Quantico, and 2) provide delivery schedule for CLIN 0024.

1. In paragraph 3.g. of Modification P00009, delivery to Quantico by 21 Apr 1995, the following is hereby added: CLIN 0021, Operations and Maintenance Manual, quantity 1.

2.  Delivery of CLIN 0024 is hereby added to Section F as follows:

    Unless otherwise directed in writing by the Contracting Officer, 1 LOT of CLIN 0024, Initial Consumables, shall be shipped to the same destination and concurrently with 1 EACH of CLIN 0001, ISMT Base Unit.

3. There is no change in contract price as a result of this modification. Contract price remains $21,980,769.00.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, MARINE CORPS SYSTEMS COMMAND
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      APRIL 21, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00012

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67354
                           -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO,VA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GEORGIA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date) SET FORTH IN ITEM 14, PURSUANT TO THE
          AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 xx       MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

    The purpose of this modification is to revise the delivery date for part of USMC Delivery #2 as follows:

    1. For the following items of USMC Delivery #2 which were due by 16 April 1995 (see POOOO6, page 4), this modification hereby revises the required delivery date to 1 May 1995 and shall be available for the
                                  ----------
        On-Site Training at Camp Lejeune by 2 May 1995:

        CLIN      QTY      Description
        ----      ---      -----------

        0005      12       M-Z49 SAW
        0007       4       SMAW
        0010      10       M-2

    2. Inconsideration for the extension to the delivery schedule above, the parties agree that shipment of the above items shall be at no cost to the Government. The Contractor shall be responsible for any loss and/ or damage to the goods occurring before receipt of the shipment by the consignee at the final destination at Marine Corps Base, Camp Lejeune, NC.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
         Clare Fawkes, Chief Operating Officer
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Clare Fawkes
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       28 April 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      APR 28 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00013

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE     M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VIRGINIA 22134-5010
BUYER: LISA WERBICKAS 703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If Other Than Item 6)        CODE   S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE, GA 30174


   TIN#: 57-0777-018 DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    SEE SECTION 4 OF THIS MODIFICATION
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS OF THE CONTRACT


--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)



--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



    SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Program Manager
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      5/18/95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      /s/ Glenn O. Cruze
      ------------------------
BY    (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      MAY 22 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00013


The purpose of this modification is to: 1) exercise options as shown in Attachment "A", 2) stipulate conditions for revising pricing on exercised options, 3) correct SLIN 0120AC exercised in P00001, and 4) provide funds.

1.   Pursuant to Section C-3 Exercise of Options of the contract, options are
                             -------------------
hereby exercised as shown in Attachment "A" which is hereby incorporated into Section B.

2. The options exercised as a result of paragraph 1 above are exercised with the following agreements:

     The parties agree that the options exercised herein and any additional options that are exercised on or before 31 October 1995 shall be combined to determine the firm-fixed step-ladder unit price which shall apply to the total quantity.

For example, if a quantity of 20 are exercised now under a particular contract
-----------
line item number (CLIN), and an additional 50 are exercised on 30 August 1995, and an additional 60 are exercised on 31 October 1995, the price of all 130 units, provided they all are ordered under the same CLIN, shall be the firm-fixed price for a step-ladder quantity of 130 units.

3. In Modification P00001, a quantity of 28 Manuals were incorrectly exercised under SLIN 0120AC. To correct the error, the quantity exercised under SLIN 0120AC is hereby decreased from 40 by 28 to a correct quantity of 12 as shown below. A quantity of 28 is exercised under 0220AA. The price for the 28 Operations and Maintenance Manuals under CLIN 0220 is $105.00 (vice $100.00 under CLIN 0120), therefore and additional $5.00 for each of the 28 manuals, or $140.00, is hereby obligated under ACRN AD and is included in the total amount shown under ACRN AD in paragraph 4 below.

THE FOLLOWING IN MODIFICATION P00001 IS DELETED:


SLIN    ACRN   SUPPLIES/SERVICES   QTY UNIT      UNIT PRICE AMOUNT
----    ----   -----------------   --- ----      ---------- ------
0120AC  AD     Operations and      40  EA        $100.00    $4,000.00

AND REPLACED WITH:

SLIN    ACRN   SUPPLIES/SERVICES   QTY UNIT      UNIT PRICE AMOUNT
----    ----   -----------------   --- ----      ---------- ------

0120AC  AD     Operations and       12   EA      $100.00    $1,200.00

0220AA  AD     Operations and       28   EA      $105.00    $2,940.00
               Maintenance Manuals

                                                                M67854-94-C-2014
                                                             Modification P00013

4. As a result of paragraphs 1 and 3 above, the following funds are hereby added in Section G-3 ACCOUNTING AND APPROPRIATION DATA.
                 --- ---------------------------------

AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092   $743,423.00
Doc. No. M9545094RC46092, Am. 1 (USMC)

AF 2152035 565 6S01 P53702062 3110 S18001 8548559295 850000 352 $618,462.00
MIPR No. 95MP441, Am. 1 (STRICOM)

AG _9740350 1005 031 00701 0 000027 2D 000000 10050004R009 $4,414,944.00
Doc. No. M9545095RC4R009 (USMCR)

5. As a result of this modification, the total contract price is increased from $22,000,563.00 by $5,776,829.00 to a new total contract price of $27,777,392.00

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                                     Mod. P00013

_-2 The following Options CLINs are partially exercised under OPTION YEAR 1 as shown:


CLIN      ACRN     SUPPLIES/SERVICES      QTY       UNIT PRICE       AMOUNT
----      ----     -----------------      ---       ----------       ------

0100
----
0100AD    AD       ISMT BASE UNIT    4  $35,621.00           $142,484.00
0100AE    AF                         6  $35,621.00           $213,726.00
0100AF    AG                         4  $35,621.00           $142,484.00
                                    ---
                                    14

0101
----
0101AB    AD       TRAINING VIDEO    7     $352.00             $2,464.00
0101AC    AF       REPRODUCTION      9     $352.00             $3,168.00
0101AD    AG       3/4" TAPES       27     $352.00             $9,504.00
                                    --
                                    43

0102
----
0102AE    AD       M-16A2           28   $2,144.00            $60,032.00
0102AF                              39   $2,144.00            $83,616.00
0102AG                             132   $2,144.00           $283,008.00
                                   ---
                                   199

0103
----
0103AE    AG       M9 PISTOL                     1  $ 2,609.00  $  2,609.00

0104
----
0104AD    AG       12 GAUGE SHOT                22  $ 1,329.00  $ 29,238.00
                   GUN

0105
----
0105AE    AD       SQUAD AUTOMATIC               3  $ 8,041.00  $ 24,123.00
0105AF    AF       WEAPON                        9  $ 8,041.00  $ 72,369.00
0105AG    AG                        41              $ 8,041.00  $329,681.00
                                    --
                                    53

0107
----
0107AC    AG       SMAW                         18  $20,947.00  $377,046.00

0108
----
0108AD    AD       AT-4                          3  $ 2,547.00  $  7,641.00
0108AE    AF                         2              $ 2,547.00  $  5,094.00
0108AF    AG                        25              $ 2,547.00  $ 63,675.00
                                    --
                                    30

0109
----
0109AD    AD MK-19 HEAVY MACHINE GUN 3  $26,289.00  $78,867.00
0109AE    AG                        26              $26,289.00  $683,514.00
                                    --
                                    29

                                                             M67854-94-C-2014
                                                             Modification P00013

CLIN          ACRN    SUPPLIES/SERVICES    QTY  UNIT PRICE     AMOUNT
----          ----    -----------------    ---  ----------     ------
0111
----
0111AE        AD    M-203 GRENADE            6  $ 4,607.00  $   27,642.00
                    LAUNCHER

0111AF        AG                            30  $ 4,607.00  $  138,210.00
                                            --
                                            36

0112
----
0112AB        AD    MP-5                     1  $ 3,964.00  $    3,964.00

0112AC        AG                            16  $ 3,964.00  $   63,424.00

                                            --
                                            17              Attachment
                                                            "A"

0117
----
0117AD        AF    SHOOT-BACK CAPABILITY    9  $   928.00  $    8,352.00

1007AE        AG                            27  $   928.00  $   25,056.00
                                            --

                                            36



0122AE        AD    SCENARIO DEVELOPMENT     6  $ 5,286.00  $   31,716.00

0122AF        AF    TOOLSET                  2  $ 5,286.00  $   10,572.00
                                            --

                                             8

0125
----
0125AD        AG    1ST BASE UNIT            3  $67,497.00  $  202,491.00
                    (does not include
                    weapons)


0128
----
0128AC        AD    1ST ADAPTER KIT          2  $   505.00  $    1,010.00
0128AD        AF                             3  $   505.00  $    1,515.00
                                            --

                                             5

0129
----
0129AC        AD    DEVELOPMENT CASES        3  $ 2,526.00  $    7,578.00
0129AD        AF                             9  $ 2,526.00  $   22,734.00
                                            --
                                            12


Obligated amount for partial
exercise of Option Year 1 - P00013 only             $3,158,607.00


                                                                M67854-94-C-2014
                                                                     Mod. P00013

B-2 The following Options CLINs are partially exercised in OPTION YEAR 2 as shown:

CLIN    ACRN  SUPPLIES/SERVICES  QTY  UNIT PRICE    AMOUNT
----    ----  -----------------  ---  ----------    ------
0200
----
0200AA    AD    ISMT BASE UNIT       3  $37,551.00  $112,653.00
0200AB    AF                         3  $37,551.00  $112,653.00
0200AC    AG                        20  $37,551.00  $751,020.00
                                    --
                                    36

0203
----
0203AB    AD    M9 PISTOL           22  $ 2,729.00  $ 60,038.00
0203AC    AF                        12  $ 2,729.00  $ 32,748.00
0203AD    AG                        41  $ 2,729.00  $111,889.00
                                    --
                                    75

0204
----
0204AA    AD    12 GAUGE SHOT GUN    7  $ 1,391.00  $  9,737.00
0204AB    AG                        12  $ 1,391.00  $ 16,692.00
                                    --
                                    19

0206
----
0206AA    AD    240G MACHINE         3  $19,493.00  $ 58,479.00
0206AB    AG                        32  $19,493.00  $623,776.00
                                    --
                                    35

                                                                M67854-94-C-2014
                                                                Mod. P00013

   -2 Partially exercise under OPTION YEAR 2-continued:


CLIN    ACRN  SUPPLIES/SERVICES  QTY  UNIT PRICE    AMOUNT
----    ----  -----------------  ---  ----------    ------
0207
----
0207AA           AD    SMAW                      3  $21,913.00  $   65,739.00
0207AB           AG                              9  $21,913.00  $  197,217.00
                                                --
                                                12

0210
----
0210AB           AD    M2.50 CAL MACHINE GUN     3  $12,468.00  $   37,404.00
0210AC           AG                             26  $12,468.00  $  324,168.00
                                                --
                                                29
0211
----
0211AA           AD    M-203 GRENADE LAUNCHER    1  $ 4,788.00  $    4,788.00
0211AB           AF                              9  $ 4,788.00  $   43,092.00
0211AC           AG                              3  $ 4,788.00  $   14,364.00
                                                --
                                                13
0218
----
0218AB           AD    FORWARD OBSERVER          5  $   185.00  $      925.00
0218AC           AF                              6  $   185.00  $    1,110.00
0218AD           AG                             27  $   185.00  $    4,995.00
                                                --
                                                38
0219
----
0219AB           AD    NIGHT VISION              7  $   752.00  $    5,264.00
0219AC           AF                              9  $   752.00  $    6,768.00
0219AD           AG                             24  $   752.00  $   18,048.00
                                                --
                                                40

0220
----
0220AB           AD    OPERATIONS AND            7  $   105.00  $      735.00
0220AC           AF    MAINTENANCE MANUALS       9  $   105.00  $      945.00
0220AD           AG                             27  $   105.00  $    2,835.00
                                                --
                                                43

Obligated amount for partial exercise of Option Year            $2,618,082.00
2-P00013 only

                                                               M67854-94-C-2014
                                                             Modification P00011

USMC Delivery #6, 16 August 1995
--------------------------------
Ship To:
Commanding Officer
Weapons and Field Training Battalion
Marine Corps Recruit Depot
Edson Range Area, Box 555181
Camp Pendleton, CA 92055-5181

DODAAC M33710
POC: CWO-3 David Tennyson

5. The funds shown in Block 12 on page 1 of this modification are provided as a result of paragraph 1 above and are hereby added to Section G-3 ACCOUNTING AND
                                                            ------------------
APPROPRIATION DATA.
------------------

6. As a result of this modification, the total contract price is increased from $21,980,769.00 by $19,794.00 to a new total contract price of $22,000,563.00.

7. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00010

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER           CODE      M67854
                                      -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER:  LISA WERBICKAS   703-784-5822 ext. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN: DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE GA 3017492806


   TIN: 57-0777-018     DUNS #: 12-094-4665
--------------------------------------------------------------------------------
  CODE (CAGE) 76478            FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
              IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
 X        AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this moodification is to: 1) add delivery of CLIN 0021, quantity 1, to Quantico, and 2) provide delivery schedule for CLIN 0024.

1. In paragraph 3.g. of Modification P00009, delivery to Quantico by 21 Apr 1995, the following is hereby added: CLIN 0021, Operations and Maintenance Manual, quantity 1.

2.  Delivery of CLIN 0024 is hereby added to Section F as follows:

    Unless otherwise directed in writing by the Contracting Officer, 1 LOT of CLIN 0024, Initial Consumables, shall be shipped to the same destination and concurrently with 1 EACH of CLIN 0001, ISMT Base Unit.

3. There is no change in contract price as a result of this modification. Contract price remains $21,980,769.00.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, MARINE CORPS SYSTEMS COMMAND
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      APRIL 21, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                Prescribed by GSA

                       ECP 76478-003/94 REV 2 BACKUP DATA

11. Specifications Affected:

Purchase Description 94-003. There are no recommended changes to the Purchase Description. Paragraph 3.7.2.1.2 applies to both the standard umbilical and Trunk Line Adapters.

19. Description of Change:

The purpose of this ECP is to add Trunk Line Adapters to the ISMT. Trunk Line Adapters provide electrical and pressure extension for weapons umbilicals and allow the user more system set-up flexibility and mobility. Trunk Line Adapters allow all of the umbilicals to lay forward, ahead and out of the way of the firers. They also allow for very easy hooking and unhooking of the weapons simulators because they are out in the open. With Trunk Line Adapters each weapon simulator umbilical is not intertwined through the rear of the Instructor's Desk and hooked to the front of the Primary Simulation Computer.

Each ISMT will be delivered with one Trunk Line Adapter. All but two weapon simulator types will be capable using the Adapter's 100 psi and 150 psi connections. The M2 simulators require 300 psi and MP5 simulators require 125 psi. Each delivered weapon simulator will continue to be provided with a regulator except for the basic M16 which will ship with one regulator for every two weapon simulators.

The attached sketches illustrate a before and after configuration of the ISMT with and without Trunk Line Adapters. A top assembly drawing of the Trunk Line Adapter is also provided.

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

--------------------------------------------------------------------------------
REQUEST FOR DEVIATION/WAIVER (RFD/RDW)
--------------------------------------------------------------------------------
1. DATE (YYMMDD):  950613                              Form Approved
                                                       OMB NO.  0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average two hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington Virginia 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0189), Washington DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       -- ---
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NUMBER

           M67854


--------------------------------------------------------------------------------
3. DODAAC


--------------------------------------------------------------------------------
4. ORIGINATOR
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last)

FIREARMS TRAINING SYSTEMS, INC.

--------------------------------------------------------------------------------
b. ADDRESS (Street, City, State, Zip Code)

          7340 MCGINNIS FERRY ROAD
          SUWANEE, GA  30174

--------------------------------------------------------------------------------
5. (X one)

[X]  DEVIATION           [ ]  WAIVER
--------------------------------------------------------------------------------
6. (X one)               [ ]  MINOR

[X]  MAJOR               [ ]  CRITICAL
--------------------------------------------------------------------------------
7. DESIGNATION FOR DEVIATION/WAIVER
--------------------------------------------------------------------------------
a. MODEL/TYPE

b. CAGE CODE

   76478

c. SYS. DESIG.

     IST

d. DEV/WAIVER NO.

   D0001-95

--------------------------------------------------------------------------------
8. BASELINE AFFECTED

[ ]  FUNC-           [ ]  ALLOCATED
     TIONAL

[X]  PRODUCT

--------------------------------------------------------------------------------
9. OTHER SYSTEM/CONFIGURATION ITEMS AFFECTED

[ ]  YES             [X]  NO
--------------------------------------------------------------------------------
10. TITLE OF DEVIATION/WAIVER
Modify B-IST to be an IST with 3 X ISMT configuration

--------------------------------------------------------------------------------
11. CONTRACT NO. AND LINE ITEM

    M67854-94-C-2014   CLIN 0125

--------------------------------------------------------------------------------
12. PROCURING CONTRACTING OFFICER
--------------------------------------------------------------------------------
a. NAME (First, Middle Initial, Last)    Glenn O. Cruze
--------------------------------------------------------------------------------
b. CODE CTQ
--------------------------------------------------------------------------------
e. TELEPHONE NO.:  (703) 784-5822 Ext. 226
--------------------------------------------------------------------------------
13. CONFIGURATION ITEM NOMENCLATURE


INFANTRY SQUAD TRAINER (IST)
--------------------------------------------------------------------------------
14. CLASSIFICATION OF DEFECT
--------------------------------------------------------------------------------
a. CD NO

b. DEFECT NO

c. DEFECT CLASSIFICATION

[ ]  MINOR        [ ]  MAJOR        [ ]  CRITICAL

--------------------------------------------------------------------------------
15. NAME OF LOWEST PART/ASSEMBLY AFFECTED
    N/A
--------------------------------------------------------------------------------
16. PART NO. OR TYPE DESIGNATION    N/A

--------------------------------------------------------------------------------
17. EFFECTIVITY

    CLIN 0125 IST's 007 THROUGH 023
--------------------------------------------------------------------------------
18. RECURRING DEVIATION/WAIVER

[ ]  YES          [X]  NO

--------------------------------------------------------------------------------
19. EFFECT ON COST/PRICE        742,373.00
--------------------------------------------------------------------------------
20. EFFECT ON DELIVERY SCHEDULE      NONE
--------------------------------------------------------------------------------
21. EFFECT ON INTEGRATED LOGISTICS SUPPORT, INTERFACE OR SOFTWARE:  NONE
--------------------------------------------------------------------------------
22. NEED FOR DEVIATION/WAIVER

    IST's in a configuration that allows breaking down into 3 ISMT's provides the Government greater flexibility for markmanship and Fire Team training. The change makes more effective and efficient use of assets by providing access to a large number of trainees.
--------------------------------------------------------------------------------
23. CORRECTIVE ACTION TAKEN:    N/A
--------------------------------------------------------------------------------
24. SUBMITTING ACTIVITY
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last):
William E. Jordan

b. TITLE:
PROGRAM MANAGER

c. SIGNATURE
/s/
--------------------------------------------------------------------------------
25. APPROVAL/DISAPPROVAL

a. RECOMMEND

   APPROVAL

   DISAPPROVAL
--------------------------------------------------------------------------------
b. APPROVAL

[X]  APPROVED         [ ]  DISAPPROVED

--------------------------------------------------------------------------------
c. GOVERNMENT ACTIVITY
MARCORSYSCOM (SST)

--------------------------------------------------------------------------------
d. TYPED NAME (First, Middle Initial, Last)
Jerome P. McGovern

--------------------------------------------------------------------------------
e. SIGNATURE
/s/ J.P. McGovern

--------------------------------------------------------------------------------
f. DATE SIGNED
   (YYMMDD)
950613
--------------------------------------------------------------------------------
g. APPROVAL

[X]  APPROVED         [ ]  DISAPPROVED

--------------------------------------------------------------------------------
h. GOVERNMENT ACTIVITY
MARCORSYSCOM (SST)

--------------------------------------------------------------------------------
i. TYPED NAME (First, Middle Initial, Last)
Jerome P. McGovern

--------------------------------------------------------------------------------
j. SIGNATURE
/s/ J.P. McGovern

--------------------------------------------------------------------------------
k. DATE SIGNED
   (YYMMDD)

950613
--------------------------------------------------------------------------------
DD FORM 1694, APR 92 (EF-V1)   PREVIOUS EDITIONS ARE OBSOLETE     ATTACHMENT "2"
(PerFORM PRO)


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE

--------------------------------------------------------------------------------
   PAGE OF PAGES

   1           2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.

                A00004
--------------------------------------------------------------------------------
3. EFFECTIVE DATE

    07/07/95
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY                       CODE                               S11103A
                                                                   -------------
                                 DCMAO ATLANTA
                                 805 WALKER STREET
                                 MARIETTA, GA 30060-2789

INFO:
JO LUEDTKE, DCMDS-GAMA/(404)590-6398/DSN697-6398
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)                     CODE
                                                                   -------------






--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

FIREARMS TRAINING SYSTEMS INC.

7340 MCGINNIS FERRY ROAD

SUWANEE, GEORGIA 30174-2806




--------------------------------------------------------------------------------
CODE            76478           FACILITY CODE
--------------------------------------------------------------------------------
(x)     9A. AMENDMENT OF SOLICITATION NO.
---
        9B. DATED (See Item 11)
--------------------------------------------------------------------------------
        10A. MODIFICATION OF  CONTRACT/ORDER NO.

x            M67854-94-C-2014

--------------------------------------------------------------------------------
        10B. DATED (See Item 13)

             08/04/94
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment;
                                                --------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NO CHANGE IN TOTAL CONTRACT NUMBER
--------------------------------------------------------------------------------
       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X) A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
---     SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        MUTUAL AGREEMENT OF BOTH PARTIES OF THE CONTRACT
--------------------------------------------------------------------------------
    D.  OTHER (Specify Type of Modification and Authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return ORI copies to the issuing office.
          ---
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

1. The Purpose of this Modification Is to Extend the Delivery Schedule for 25 Units as Identified below and to Incorporate Far Clause 52.247-34.

    a. The contract delivery schedule is revised to require delivery by 14 July 1995:

        CLIN    QTY     DESCRIPTION     OLD DELIVERY DATE

        0006    2 EACH     M-240G         16 MARCH 1995

        0007    4 EACH     SMAW           16 MARCH 1995

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

           Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      -------------
By  (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

         13 July 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF SIGNER (Type or print)

      PATRICK GOURLEY, Administrative Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      /s/ PATRICK GOURLEY

BY  (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

         14 July 1995

--------------------------------------------------------------------------------
NSN 7540-01-152-9070       Create Using PerForm    STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE    Pro Software.         Prescribed by GSA
                                                   FAR (48 CFR) 53.243

FIREARMS TRAINING SYSTEMS, INC.                                   Page 2 of 2
M67854-94-C-2014


A00004, eff 07 Jul 95

   b. The contract delivery schedule is revised to require delivery by 31 Jul 95:

       CLIN                  QTY          DESCRIPTION         OLD DEL DATE
       ----                  ---          -----------         ------------

       0006                  9 EA         M-240G              16 Apr 95

       0007                  5 EA         SMAW                16 Apr 95

       0007                  5 EA         SMAW                16 Jun 95

2. FAR Clause 52.247-34 F.O.B. Destination is incorporated into this contract for the above mentioned items.

3. As consideration for this delivery extension the contractor agrees to assume the responsibility and expense of shipping the units to the destination as identified on P00006, effective 02 Mar 95.

4    This modification neither increases nor decreases the amount of the contract.  All other terms and conditions remain the same.

5. This modification does not increase or decrease the quantity ordered by the contract. This only changes the delivery date for the above items.

52.247-34 F.O.B. Destination
     As prescribed in 47.303-6(c), insert the following clause:

                         F.O.B. DESTINATION (NOV 1991)
     (a)  The term "f.o.b. destination," as used in this clause, means-

     (1) Free of expense to the Government, on board the carrier's conveyance, at a specified delivery point where the consignee's facility (plant, warehouse, store, lot, or other location to which shipment can be made) is located; and

     (2) Supplies shall be delivered to the destination consignee's wharf (if destination is a port city and supplies are for export), warehouse unloading platform, or receiving dock, at the expense of the Contractor. The Government shall not be liable for any delivery, storage, demurrage, accessorial, or other charges involved before the actual delivery (or "constructive placement" as defined in carrier tariffs) of the supplies to the destination, unless such charges are caused by an act or order of the Government acting in its contractual capacity. If rail carrier is used, supplies shall be delivered to the specified unloading platform of the consignee. If motor carrier (including "piggyback") is used, supplies shall be delivered to truck tailgate at the unloading platform of the consignee, except when the supplies delivered meet the requirements of Item 568 of the National Motor Freight Classification for "heavy or bulky freight." When supplies meeting the requirements of the referenced
Item 568 are delivered, unloading (including movement to the tailgate) shall be performed by the consignee, with assistance from the truck driver, if requested. If the contractor uses rail carrier or freight forwarded for less than carload shipments, the contractor shall ensure that the carrier will furnish tailgate delivery, when required, if transfer to truck is required to complete delivery to consignee.

     (b)  The Contractor shall-

     (1)(i) Pack and mark the shipment to comply with contract specifications;
or

     (ii) In the absence of specifications, prepare the shipment in conformance with carrier requirements;

     (2)  Prepare and distribute commercial bills of lading;

     (3) Deliver the shipment in good order and condition to the point of delivery specified in the contract;

     (4) Be responsible for any loss of and/or damage to the goods occurring before receipt of the shipment by the consignee at the delivery point specified in the contract;

     (5) Furnish a delivery schedule and designate the mode of delivering carrier; and

     (6) Pay and bear all charges to the specified point of delivery. [End of clause]

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE
                  J

--------------------------------------------------------------------------------
PAGE OF PAGES
1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   A00003

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   30 Jun 95

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY DCMDS-GAAAA         CODE      S1103A
                                           -------------
      DCMAO ATLANTA
      805 Walker Street, Marietta, Georgia  30060-2789
      Contract Administrator: Patrick Gourley
      DSN 697-6014            Comm. (404)590-6014

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------



--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   Firearms Training Systems Inc.
   7340 McGinnis Ferry Road
   Suwanee, GA 30174



--------------------------------------------------------------------------------
   CODE    76478   FACILITY CODE
--------------------------------------------------------------------------------
[X]9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
   9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        04 Aug 94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods:
(A) By completeing items 8 and 15, and returning    copies of the amendment; (b)
                                                 ---
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092
    NET DECREASE $1,332.00
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
 [x] A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
          ITEM 10A.

--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1, Changes-Fixed Price
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return  1   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to definitize modification P00003 at a firm fixed price of $94,000. The contractor is authorized to submit an invoice aginst this modificaiton and shall be paid the $94,000 as a lump sum amount.

    The contractor hereby releases the Government from any and all further claims which may result as a conseqquence of the changes effected by modification P00003.

    As a result of this definitization of the total contract price is increased by $94,000 from $27,901,692.00 to $27,995,692.00.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry,
      Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      06Jul95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      /s/ Patrick Gourley
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      PATRICK GOURLEY.
      Administrative Contracting Officer
BY    (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      06 Jul 95
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                 30-105        STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                       Prescribed by GSA
                                                FAR(48CFR) 53.243

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE
                  J

--------------------------------------------------------------------------------
PAGE OF PAGES
1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   A00002

--------------------------------------------------------------------------------
3. EFFECTIVE DATE


--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY DCMDS-GAAAAII       CODE      S1103A
                                           -------------
      DCMAO Atlanta
      805 Walker Street, Marietta, Georgia  30060-2789
      Contract Administrator: Patrick Gourley
      DSN 697-6014            Comm. (404)590-6014

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------



--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   Firearms Training Systems Inc.
   7340 McGinnis Ferry Road
   Suwanee, GA 30174


--------------------------------------------------------------------------------
   CODE    76478   FACILITY CODE
--------------------------------------------------------------------------------
(X)   9A. AMENDMENT OF SOLICITATION NO.

      ---------------------------------------
      9B. DATED (See Item 11)

      ---------------------------------------
 X    10A. MODIFICATION OF CONTRACT/ORDER NO.

        M67854-94-C-2014

      ---------------------------------------
      10B. DATED (See Item 13)

           04 Aug 94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods:

(a) By completeing items 8 and 15, and returning    copies of the amendment; (b)
                                                 ---
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NO CHANGE
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
          ITEM 10A.

--------------------------------------------------------------------------------
X    B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return      copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this administrative modification is to specifically identify the provisional billing authorizaiton as initially identified on modificaiton P00004 for CLIN 0125AC. This CLIN is for the implementation of ECP 76478-005/94 and is funded at the ceiling amount of $262,014. Prior to definization, the contractor is authorized to bill the Government under CLIN 012AC the amount of $32,752 in conjunction with the acceptance of each unit under CLIN 0125AB. Billing for CLIN 0125AC is authorized as follows:

    CLIN         QTY        UNIT       UNIT PRICE      AMOUNT
    0125AC        6          EA        $ 32,752.00     $196,512

    There is no change in contract price as a result of this modification.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      -----------------------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      PATRICK GOURLEY
      Administrative Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      /s/ Patrick Gourley
      ------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      16 Jun 95
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                 30-105
PREVIOUS EDITION UNUSABLE                       Prescribed by GSA
                                                FAR(48CFR) 53.243

M67854-94-C-2014                                  page 2 of 2
A00001


The contract delivery schedule is hereby revised as follows:

The quantities identified below were required to be delivered by 16 May 95. The contract delivery schedule is revised to require delivery by 07 Jun 95.




        CLIN                    QTY                   DESCRIPTION
        ----                   -----                  -----------

        0006                   12 EA                   M-240G
        0007                    6 EA                   SMAW
        0010                    6 EA                   M-2
        0109AA                  3 EA                   MK-19
        0110AA                  1 EA                   M-2

The point of inspection and acceptance remains unchanged and shall be accomplished at Origin (contractor's facility) by the DCMAO Atlanta QAR.

There is no change in contract price as a result of this modification.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
      1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00023

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER   CODE      M67854
                                  -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER:  LISA WERBICKAS 703-784-5822 EXT. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE  S1103A
   DCMAO ATLANTA                                      -------------
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.       (404) 813-0180
   7340 MCGINNIS FERRY ROAD        FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018      DUNS#: 12-094-4665
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

     ---------------------------------------
9B.  DATED (See Item 11)

     ---------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

     ---------------------------------------
10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 13 on page 5 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          AND MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF
          OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED.




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       25 OCT. 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       OCT 26 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00015

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VIRGINIA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE    S1103A
                                                        -------------
      DCMAO ATLANTA
      ATTN DCMDS-GAACA
      805 WALKER STREET
      MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
      7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
      SUWANEE, GA 30174-2806


   TIN#: 57-0777-018  DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE)         FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    SEE SECTION 12 ON PAGE 10 OF THIS MODIFICATION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND FAR 52.243-1 CHANGES - FIXED-PRICED(APRIL 1994)

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      28 Jun 95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      Jun 28 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00015

The purpose of this modification is to: 1) incorporate ECP Number 76478-003/94 R2 (Attachment 1) at a firm-fixed price, 2) revise Section B and add CLINs 0047 and 0143 to incorporate ECP, 3) incorporate Deviation No. D0001-95 (Attachment
2) at a ceiling price, 4) revise Section B to incorporate the Deviation, 5) incorporate DFARS clause 252.217-7027 Price Ceiling, 6) correct an administrative error in P00001, 7) add note to Section C regarding live ammunition, 8) revise Warranty clause and add Government Property clauses, 9) revise the delivery schedule for CLIN 0129 and add National Guard deliveries,
10) add GFP and authorize use of 30 GF AT-4s, 11) revise Section B as a result of adding GFP, and 12) provide funds.

1. In order to change the specifications pursuant to FAR clause 52.243.1 Changes - Fixed Price (AUG 87) and incorporate ECP Number 76478-003/94 R2 provided as Attachment 1, the above numbered contract is hereby modified as follows:

   a.  Description of Change
       ---------------------

       Provide trunk line adapters to the ISMT. See block 19 of Attachment 1. The length of the air and computer tether lines shall remain unchanged. The quantity of CO\\2\\ bottles provided by the Contractor remains unchanged.

   b.  Production Effectivity
       ----------------------

   The changes in paragraph 1.a. shall be incorporated into all units.

   c.  Effect on Delivery Schedule
       ---------------------------

   Delivery of the first 6 shall be concurrent with the 16 August 1995 delivery of 6 ISMTs to MCRD San Diego (Camp Pendleton). The following 39 shall be delivered 16 September 1995 to support the September delivery and all previously fielded ISMTs. Subsequent deliveries shall be delivered concurrently with the corresponding ISMT.

   d.  Equitable Contract Price Adjustment
       -----------------------------------

   The equitable adjustment in the prices of contract M67854-94-C-2014 resulting from the changes in 1.a. above shall encompass a quantity of 158 units at a firm-fixed unit price increase of $815.00 each for the ISMTs currently ordered on contract. The equitable adjustment for remaining options shall be at firm-fixed step-ladder prices as shown in paragraph 2.d. below.

   e.  Funds Obligated
       ---------------

   The total firm-fixed amount for the change in 1.a. is $128,770.00 to be applied to the ISMTs ordered to date: CLIN 0001, quantity 52; CLIN 0100, quantity 80; and CLIN 2000, quantity 26. $124,300.00 is obligated for these changes and $4,470.00 is realigned (see paragraph 12) for the total amount of $128,770.00. See paragraph 12 of this modification for accounting and appropriation data. The total contract price is increased by $128,770.00 for this change.

2. In order to make provisions for ECT 76478-003/94 R2 to be incorporated into all units, the unit prices for CLINs 0001, 0100, and 0200 for the units ordered to date shall be increased by $815.00 each as shown below and remaining Option CLINs 0200, 0300, and 0400 are revised to read as follows:

    a) The unit price of the 52 units under CLIN 0001 is increased from $37,235.00 by $815.00 to a new unit price of $38,050.00. As a result of this change, funds are increased by $42,380.00. The prices in Section B (as last shown in the Basic contract) are revised to read as follows:


          NEW                                    NEW

                                                 UNIT
          TOTAL

CLIN      ACRN     SUPPLIES/SERVICES             QTY/UN      PRICE
----      ----     -----------------             ------      -----
                   AMOUNT
                   ------

0001AA  AA, AD                            ISMT BASE UNIT      52 EA
       $38,050.00  $1                     1,978,600.00

              ACRN AA: $1,936,220 (obligated in Basic)
              ACRN AA: $4,470 (transferred from 0008 this mod)
              ACRN AD: $37,910 (obligated this mod)


   b) The unit price of the 12 units under SLIN 0100AA is increased from $35,621.00 by $815.00 to a new unit price of $36,436.00. The unit price of the 54 units under SLINs 0100AB and 0100AC is increased from $35,443.00 by $815.00 to a new unit price of $36,258.00. The unit price of the 14 units under SLINs 0100AD, 0100AE, and 0100AF is increased from $35,621.00 by $815.00 to a new unit price of $36,436.00. As a result of this change, funds are increased by $65,200.00. The prices in Section B are revised to read as follows:


                                                   NEW        NEW
                                                   UNIT       TOTAL
CLIN      ACRN     SUPPLIES/SERVICES               QTY/UN     PRICE
----      ----     -----------------               ------     -----
          AMOUNT
          ------

0001AA    AA, AD             ISMT BASE UNIT         12 EA
       $36,436.00            $  437,232.00
                 AA:  $427,452 (obligated in Basic)

                 AD:  $9,780 (obligated this mod)

0100AB        AD             ISMT BASE UNIT         41 EA
       $36,258.00            $1,486,578.00
              AD:     $1,453,163 (obligated in P000001)
              AD:     $33,415 (obligated this mod)

0100AC  AC, AG               ISMT BASE UNIT         13 EA
       $36,258.00  $  471,354.00
                  AC:  $460,759 (obligated in P000001)
                  AG:  $10,595 (obligated this mod)

0101AD    AD                 ISMT BASE UNIT          4 EA
       $36,436.00  $  145,744.00
                  AD:  $142,484 (obligated in P00013)
                  AD:  $3,260 (obligated this mod)

0100AE    AF                 ISMT BASE UNIT          6 EA
        $36,436.00  $  218,616.00
                  AF:  $213,726 (obligated in p00013)
                  AF:  $4,890 (obligated this mod)

0100AF    AG                 ISMT BASE UNIT          4 EA
        $36,436.00  $  145,744.00
                  AG:  $142,484 (obligated in P00013)


                    AG:  $3,260 (obligated this mod)
                                                                M67854-94-C-2014
                                                             Modification P00015

   c) The unit price of the 26 options exercised to date under CLIN 0200 is increased from $37,551.00 by $815.00 to a new unit price of $38,266.00. As a result of this change, funds are increased by $21,190.00. The prices in Section B, as last shown in Modification P00013, are revised to read as shown below. Although the unit prices have changed, the agreement of paragraph 2 in Modification P00013 still applies and remains unchanged.

                                          NEW        NEW
                                         UNIT       TOTAL
CLIN      ACRN    SUPPLIES/SERVICES     QTY/UN      PRICE       AMOUNT
--------  ----  ---------------------  ---------  ----------  -----------

0200AA    AD    ISMT BASE UNIT         3 EA       $38,366.00  $115,098.00
                AD:  $112,653 (obligated in P00013)
                AD:  $2,445 (obligated this mod)



0200AB    AF                 ISMT BASE UNIT      3 EA           $38,366.00
        $115,098.00
                AF:  $112,653 (obligated in P00013)
                AF:  $2,445 (obligated this mod)

0200AC    AG                 ISMT BASE UNIT     20 EA
         $38,366.00  $767,320.00
                AG:  $751,020 (obligated in P000013)
                AG:  $16,300 (obligated this mod)

          d) The Step-ladder prices of the remaining Options CLINs 0200, 0300, and 0400 are revised as shown below. Although the step-ladder unit prices have changed, the agreement of paragraph 2 in Modification P00013 still applies and remains unchanged.


OPTION                          Previous
                                New Step-
CLIN  Supplies/Services         Qty             Step-ladder Price
      Increase by:        Ladder Price 0200     ISMT Base Unit
      -----------------   -----------------     -----------------
1-25   $37,645.00               $   815.00        $  38,460.00
26-50  $37,551.00               $   813.00        $  38,364.00
51-95  $37,454.00               $   811.00        $38,268.0011


OPTION                          Previous Step-                  New Step-ladder
CLIN    Supplies/Services  Qty  ladder Price     Increased by:  Price:
----    -----------------  ---  -----------      ------------   ---------------
0300    ISMT Base Unit      1-25   $39,899.00     $846.00       $40,745.00
                           26-50   $39,799.00     $844.00       $40,643.00
                           51-95   $39,700.00     $842.00       $40,542.00

0400    ISMT Base Unit      1-25   $41,779.00     $877.00       $42,656.00
                           26-50   $41,675.00     $875.00       $42,550.00
                           51-95   $41,570.00     $873.00       $42,443.00

                                                                M67854-94-C-2014
                                                             Modification P00015


3. In order to change the specifications pursuant to FAR clause 52.243.1 Changes
- Fixed Price (AUG 87) and incorporate Deviation Number D0001-95 provided as Attachment 2, the above numbered contract is hereby modified as follows:

          a. Description of Changes
             ----------------------

          Modify 17 ISTs to be adaptable to 3 ISMTs each. See Block 19 of Attachment 2.

          b. Production Effectivity
             ----------------------

          The changes in paragraph 3.a. shall be incorporated into 17 units of CLIN 0125 only, Serial number 007 through 023.

          c. Effect on Delivery Schedule
             ---------------------------

          The Contractor agrees to deliver a quantity of 6 units under CLIN 0125AE with 0125AF (see paragraph 4 below) by 30 June 1995, a quantity of 7 units by 31 July 1995, and a quantity of 4 units by 31 August 1995.

          d. Equitable Contract Price Adjustment
             -----------------------------------

          The equitable adjustment in the price of contract M67854-94-C-2014 resulting from the changes in 3.a. above shall be negotiated pursuant to the procedures of the "Changes" clause by the Contractor and the Administrative Contracting Officer (ACO). The equitable adjustment negotiated shall encompass 17 units at a unit price not-to-exceed
          (NTE) $39,557.
                -------

          e. Funds Obligated
             ---------------

          The total not-to-exceed amount of $672,469 is obligated for the deviation in 3.a to be applied to 17 ISTs, Serial Numbers 007 through 023, ordered under CLIN 0125. See paragraph 11 of this modification for accounting and appropriation data. The contractor may not bill for this change until the prices are negotiated and definitized by

                                                                M67854-94-C-2014
                                                             Modification P00015


          modification to this contract. There is no change in contract price as a result of this change.

4. In order to make provisions for Deviation D0001-95 to be incorporated into the 17 consecutive units for the Army National Guard, Section B "SUPPLIES AND/OR SERVICES AND PRICES," is hereby revised as follows:

       a) In Modification P00013, Attachment "A," SLIN "0125AB" is hereby corrected to read: "0125AD"

       b) SLIN 0125AA is reduced from 36 units by 17 units to 19 units. SLIN 0125AB - no change (see Mod. P00004)
           SLIN 0125AC - no change (see Mod. P00004)
           SLIN 0125AD - no change (see Mod. P00013;
           para. 2 of P00013 applies)
           SLIN 0125AE is created with 17 units
           SLIN 0125AF is created for Deviation D0001-95 applied to 17 units.


CLIN                                                 UNIT      TOTAL
0125      ACRN  SUPPLIES/SERVICES           QTY/UN  PRICE    AMOUNT
--------  ----  --------------------------  ------  -------  ----------

0125AA    AB    IST BASE UNIT               19 EA   $67,329  $1,279,251
                (does not include weapons)

0125AE    AB    IST BASE UNIT               17 EA   $67,329  $1,144,593
                (does not include weapons)

0125AF    AH    Deviation D0001-95 for      17 EA    XXX     XXX
                the units contained in

                SLIN 0125AD only
                (See paragraph 3.d. of
                the modification for the
                ceiling price.)

5. Under Section I, "CONTRACT CLAUSES FOR A FIXED PRICE SUPPLY CONTRACT," Part II, "DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 1) CLAUSES," the following clause is hereby incorporated in the contract.

             252.217-7027 PRICE CEILING        (DEC 1991)

The definitive modification resulting from this undefinitized action shall not exceed $672,469.
       --------

                                (End of clause)
                                                                M67854-94-C-2014
                                                             Modification P00015


6. In Modification  P00001, page 4, the two SLINs listed under "0118 FORWARD
                                                                ----
OBSERVER" in Section B are hereby revised from "0119AC" and "0119AD" to "0118AC" and "0118ACD" respectively to correct an administrative error.

7. The following note is hereby added to Section C-1:

NOTE: CLIN 0004, and Option CLINs 0104, 0204, 0304, 0404, if and to the extent exercised, for the 12 Gauge Shotgun, contain live ammunition. The Contractor is required to specify the net explosive weight on all requests for GBL and is required to submit a Material Safety Data Sheet in accordance with FAR clause 52.223-3 Hazardous Material Identification and Material Safety Data (NOV 1991).

8. Revisions to Section I are as follows:

        a) The following clauses are hereby added to Section I:

52.245-2  GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)  DEC 1989
52.245-19 GOVERNMENT PROPERTY FURNISHED "AS IS"        APR 1984

        b) In Section I, FAR clause 52.246-18 Warranty of Supplies of a Complex Nature, Alt. 1 (APR 84) is deleted in its entirety and replaced with the following:

52.246-18 WARRANTY OF SUPPLIES OF A COMPLEX NATURE*    APR 84
          ALT. 1                                       APR 84

* Fill in as follows:     Para (c) (3) (first fill-in)
                          45 days after the discovery of defect
                          -------------------------------------
                          Para (c) (3) (second fill-in) 30 days
                                                        -------
                          Para (c) (3) (third fill-in)  45 days
                                                        -------

                          Para (c) (4) (first fill-in)  30 days
                                                        -------
                          Para (c) (4) (second fill-in) 30 days
                                                        -------


9. The following are hereby added to Section F-3, FAR 52.212-1 TIME OF DELIVERY
                                                  -----------------------------
(APR 1984):
----------

   a) CLIN 0129, Deployment Cases  The parties agree that the first delivery
      ---------------------------
under SLIN 0129AA, Deployment Cases, quantity 2 (previously due under USMC Delivery #2, 16 April 1995), shall be due for inspection and acceptance on 31 July 1995 for subsequent delivery to the same location at Camp Lejeune. Subsequent deliveries under CLIN 0129 shall be at a rate of six (6) deployment cases per month commencing on 16 August 1995.


                                                                M67854-94-C-2014
                                                             Modification P00015


   b) ANG Delivery, FOB Origin, by 30 June 1995
      -----------------------------------------

6. In Modification P00001, page 4, the two SLINs listed under "0118 FORWARD
                                                               ----
OBSERVER" in Section B are hereby revised from "0119AC" and "0119AD" to "0118AC" and "0118ACD" respectively to correct an administrative error.

7. The following note is hereby added to Section C-1:

NOTE: CLIN 0004, and Option CLINs 0104, 0204, 0304, 0404, if and to the extent exercised, for the 12 Gauge Shotgun, contain live ammunition. The Contractor is required to specify the net explosive weight on all requests for GBL and is required to submit a Material Safety Data Sheet in accordance with FAR clause 52.223-3 Hazardous Material Identification and Material Safety Data (NOV 1991).

8. Revisions to Section I are as follows:

       a) The following clauses are hereby added to Section I:

52.245-2     GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)        DEC 1989
52.245-19    GOVERNMENT PROPERTY FURNISHED "AS IS"              APR 1984

       b) In Section I, FAR clause 52.246-18 Warranty of Supplies of a Complex Nature, Alt. 1 (APR 84) is deleted in its entirety and replaced with the following:

52.246-18    WARRANTY OF SUPPLIES OF A COMPLEX NATURE*  APR 84
             ALT. 1                                     APR 84

* Fill in as follows:          Para (c)(3) (first fill-in)
                               45 days after discovery of defect
                               ---------------------------------
                               Para (c)(3) (second fill-in) 30 days
                                                            -------
                               Para (c)(3) (third fill-in) 45 days
                                                           -------
                               Para (c)(4) (first fill-in) 30 days
                                                           -------
                               Para (c)(4) (second fill-in) 30 days
                                                            -------

9. The following are hereby added to Section F-3, FAR 52.212-1 TIME OF DELIVERY
                                                  -----------------------------
(APR 1984):
----------

       a) CLIN 0129, Deployment Cases  The parties agree that the first delivery
          ---------------------------
under SLIN 0129AA, Deployment Cases, quantity 2 (previously due under USMC Delivery #2, 16 April 1995), shall be due for inspection and acceptance on 31 July 1995 for subsequent delivery to the same location at Camp Lejeune. Subsequent deliveries under CLIN 0129 shall be at a rate of six (6) deployment cases per month commencing on 16 August 1995.

                                                                M67854-94-C-2014
                                                             Modification P00015



b)          ANG Delivery, FOB Origin, by 30 June 1995
            ---------------------------------------------------------

NOTE:  The destinations for CLIN 0125 below apply to Serial
Numbers 007 through 012.


CLIN        Description           Qty       Location                   Delivered by:
-------------------------------------------------------------------------------------
0125AE      IST Base Unit                3  Headquarters, 1/163rd      30 June 95
                                            Infantry
0125AF      Dev. D00001-95               3  ATTN: MAJ Harrington
0102AB      M-16A2                      24  240 West Mendenhall
0103AB      M-9                          6  Bozeman MT  59771
0105AB      SAW                          6  UIC: WYLJAA
0111AB      M203                         6  Phone: (406) 994-3102
0017AB      Shootback Capability         3
0118AC      Forward Observer             3
0119AC      Night Vision                 9
0120AB      Manuals                      3

0125AE      IST Base Unit                1  ALARNG Training Site       30 June 95
0125AF      Dev. D00001-95               1  ATTN: SSG Maze
0102AB      M-16A2                       8  Bldg 1333, 3rd Ave.
0103AB      M-9                          2  Ft. McClellan AL 36205
0105AB      SAW                          2  UIC: W8ASAZ
0111AB      M203                         2  Phone: (205) 848-4477
0017AB      Shootback Capability         1  FAX: (205) 848-7305
0118AC      Forward Observer             1
0119AC      Night Vision                 3
0120AB      Manuals                      1

0125AE      IST Base Unit                1  Training Support Center    30 June 95
0125AF      Dev. D00001-95               1  ATTN: Mr. Jim Shierling
0102AB      M-16A2                       8  Bldg 107
0103AB      M-9                          2  Ft. Benning GA 31905-5593
0105AB      SAW                          2  UIC: W2L5AA
0111AB      M203                         2  Phone: DSN 835-2132
0017AB      Shootback Capability         1
0118AC      Forward Observer             1
0119AC      Night Vision                 3
0120AB      Manuals                      1

0125AE      IST Base Unit                1  Military Department of     30 June 95
Arkansas
0125AF      Dev. D00001-95               1  ATTN: TSM-OPS, MAJ Hunt
0102AB      M-16A2                       8  Bldg 12004
0103AB      M-9                          2  Camp Robinson
0105AB      SAW                          2  Little Rock, AR
0111AB      M203                         2  UIC: W7VJAA
0017AB      Shootback Capability         1  Phone: (501) 791-5230
0118AC      Forward Observer             1
0119AC      Night Vision                 3
0120AB      Manuals                      1

                                                                M67854-94-C-2014
                                                             Modification P00015


10.             The following is added to Section H as follows:

H-19 GOVERNMENT FURNISHED PROPERTY  In accordance with FAR clause 52.245-2,
----------------------------------
Government Property, (Dec 1989) and FAR clause 52.245-19 Government Property Furnished "As Is," (Apr 1984), the following GOVERNMENT FURNISHED MATERIAL (GFM) is authorized for use in the first 30 delivered AT-4s under CLIN 0008AA:

                Description                            Qty
                -----------                            ---
                "As Is" Expended AT-4 Tube             30

In accordance with FAR clause 52.245-2, Government Property, (Dec 1989), the following GOVERNMENT FURNISHED EQUIPMENT (GFE) is authorized for use on the subject contract.

                Serial #    Description                   Qty
                --------    -----------                   ---
                526-030     **SMAW, Condition Code F       1
                            MK-153 SMAW with collateral
                            to include optic scope

** SMAW shall be returned to the Government within 30 days after the last scheduled SMAW delivery under Contract M67854-94-C-2014.

Only the property listed above in the quantity shown will be furnished by the Government. All other property required in the performance of this contract shall be furnished by the Contractor.

11. CLIN 0008 is hereby deleted and replaced with sub-contract line item numbers (SLINs) 0008AA and 0008AB. The unit price of SLIN 0008AA is decreased from $2,502 by $158 to a new unit price of $2,344 as shown below. The amount of CLIN 0008 is decreased from $80,064 by $4,470 to a new amount of $75,324.


DELETE:
CLIN             ACRN  SUPPLIES/SERVICES  QTY  UNIT  UNIT PRICE  AMOUNT
---------------  ----  -----------------  ---  ----  ----------  -------
0008             AA    AT-4                32  EA        $2,502  $80,064

REPLACE WITH:
CLIN             ACRN  SUPPLIES/SERVICES  QTY  UNIT  UNIT PRICE  AMOUNT
---------------  ----  -----------------  ---  ----  ----------  -------
0008             AA    AT-4                30  EA        $2,344  $70,320

0008             AA    AT-4                 2  EA        $2,502  $ 5,004


                                                                M67854-94-C-2014
                                                             Modification P00018


12. The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION
DATA:


For changes in paragraph 2 above:
--------------------------------
AD  1741109 6445 031 00701 0 000027 2D 000000 644530046092
increase $86,810.00
Doc. No. M9545094RC46092 (USMC)

        Note: As a result of Modification P00015, funds in the amount of $4,470.00.00 of ACRN "AA", Document Number M9545094RC36135, previously obligated for CLIN 0008, are hereby transferred to SLIN 0001AA. There is no change in the total amount obligated under ACRN "AA."

AF 2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352
increase $7,335.00
MIPR No. 95MP441, Am. 01 (STRICOM)

AG 9740350 1005 031 00701 0 000027 2D 000000 10050004R009
increase $30,155.00
Doc. No. M9545095RC4R009 (USMCR)


For changes in paragraph 3 above:
--------------------------------
AH 9730350 1801 18-1050 P2390.0000 31EA (APC EL59) S44205
$672,469.00
MIPR No. W74VAE-3-59-0002 (ARPA)

Funds obligated on contract are as follows:


ACRN             Funds             Amount           Current
                 previously        increased by     obligated
                 obligated on      this             amount on
                 contract:         Modification:    contract:
---------------  ---------------   ---------------  -----------
AA               $11,300,747.00    $0               $11,300,747
AB               $ 5,046,129       $0               $ 5,046,129
AC               $ 1,053,650       $0               $ 1,053,650
AD               $ 5,488,792       $ 86,810         $ 5,575,602
AE               $   262,014       $0               $   262,014
AF               $   618,462       $  7,335         $   625,797
AG               $ 4,414,944       $ 30,155         $ 4,445,099
AH               $0                $672,469         $   672,469
===============  ===============   ===============  ===========
TOTAL AMOUNT:    $28,184,738       $796,769         $28,981,507

                                                                M67854-94-C-2014
                                                             Modification P00018

                                                                M67854-94-C-2014
                                                             Modification P00018
12. The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION DATA:

For changes in paragraph 2 above:
---------------------------------
AD  1741109 6445 031 00701 0 000027 2D 000000 644530046092 increase $86,810.00
Doc. No. M9545094RC46092 (USMC)

       Note: As a result of Modification P00015, funds in the amount of $4,470.00 of ACRN "AA", Document Number M9545094RC36135, previously obligated for CLIN 0008, are hereby transferred to SLIN 0001AA. There is no change in the total amount obligated under ACRN "AA."

AF 2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352
increase $7,335.00
MIPR No. 95MP441, Am. 01 (STRICOM)

AG 9740350 1005 031 00701 0 000027 2D 000000 10050004R009
increase $30,155.00
Doc. No. M9545095RC4R009 (USMCR)

For changes in paragraph 3 above:
---------------------------------
AH 9730350 1801 18-1050 P2390.0000 31EA (APC EL59) S44205
$672,469.00
MIPR No. W74VAE-3-59-0002 (ARPA)

Funds obligated on contract are as follows:
ACRN             FUNDS           AMOUNT          CURRENT
                 PREVIOUSLY      INCREASED BY    OBLIGATED
                 OBLIGATED ON    THIS            AMOUNT ON
                 CONTRACT:       MODIFICATION:   CONTRACT:
------------------------------------------------------------
AA               $11,300,747.00        $      0  $11,300,747
------------------------------------------------------------
AB               $    5,046,129        $      0  $ 5,046,129
------------------------------------------------------------
AC               $    1,053,650        $      0  $ 1,053,650
------------------------------------------------------------
AD               $    5,488,792        $ 86,810  $ 5,575,602
------------------------------------------------------------
AE               $      262,014        $      0  $   262,014
------------------------------------------------------------
AF               $      618,462        $  7,335  $   625,797
------------------------------------------------------------
AG               $    4,414,944        $ 30,155  $ 4,445,099
------------------------------------------------------------
AH               $            0        $672,469  $   672,469
------------------------------------------------------------
TOTAL AMOUNT:    $   28,184,738        $796,769  $28,981,507
------------------------------------------------------------

                                                                M67854-94-C-2014
                                                             MODIFICATION P00018

13. AS A RESULT OF THIS MODIFICATION - THE INCREASE OF $128,770.00 IN PARAGRAPH 1 AND THE DECREASE OF $4,470 IN PARAGRAPH 9 - THE TOTAL CONTRACT PRICE IS HEREBY INCREASED FROM $27,777,392.00 BY $124,300.00 TO A NEW TOTAL CONTRACT PRICE OF $27,901,692.00.

14. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1

Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.

--------------------------------------------------------------------------------
1.  DATE (YYMMDD)                                      Form Approved
    95/02/14                                           OMB No. 0704-0188

--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NO.
    M67854

--------------------------------------------------------------------------------
3.   DODAAC

--------------------------------------------------------------------------------
4.  ORIGINATOR

a.  TYPED NAME (First, Middle Initial, Last)

Firearms Training Systems


b.  ADDRESS (Street, City, State, Zip Code)

7340 McGinnis Ferry Road
Suwanee, GA  30174

--------------------------------------------------------------------------------
5.  CLASS OF ECP


--------------------------------------------------------------------------------
6.  JUST CODE.
      0

--------------------------------------------------------------------------------
7.  PRIORITY
      R

--------------------------------------------------------------------------------
8.  ECP DESIGNATION

a.  MODEL/TYPE             b.  CAGE CODE            c.  SYSTEM DESIGNATION
                           76478                        Trunk Line Adapters



d.  ECP NO.                e.  TYPE                 f.  REV
76478-003/94                                            R2

--------------------------------------------------------------------------------
9.  BASELINE AFFECTED

[_]   FUNCTIONAL      [X]     PRODUCT

[_]   ALLOCATED


--------------------------------------------------------------------------------
10.   OTHER SYS./CONFIG. ITEMS AFFECTED

[_]    YES               [_]   NO

--------------------------------------------------------------------------------

11.  SPECIFICATIONS AFFECTED                                             12.  DRAWINGS AFFECTED

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                   CAGE Code     Specification/Document No.    Rev.      SCN       CAGE Code       Number    Rev.     NOR
a.   SYSTEM                                 PD-94-003
------------------------------------------------------------------------------------------------------------------------
b.   DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------
c.   PRODUCT
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.  TITLE OF CHANGE    Addition of trunk line adapters to the ISMT

--------------------------------------------------------------------------------
14.  CONTRACT NO. AND LINE ITEM
M67854-94-C-2014            0001,0100,0200,0300,0400

--------------------------------------------------------------------------------
15.  PROCURING CONTRACTING OFFICER

a.   NAME (First, Middle Initial, Last)  Glen O. Cruze

b.   CODE   CTQ

c.   TELEPHONE NO.   703-640-5822 x226

--------------------------------------------------------------------------------
16.  CONFIGURATION ITEM NOMENCLATURE

     Indoor Simulated Markmanship Trainer (ISMT)
--------------------------------------------------------------------------------
17.  IN PRODUCTION

[X]  YES       [_] NO

--------------------------------------------------------------------------------
18.  ALL LOWER LEVEL ITEMS AFFECTED
a.   NOMENCLATURE    N/A               b.   PART NO.             c.   NSN

--------------------------------------------------------------------------------
19.  DESCRIPTION OF CHANGE
     Provide trunk line adapters to the ISMT.  See attached data.
--------------------------------------------------------------------------------
20.  NEED FOR CHANGE

     Ease of hook/unhooking different simulators. Less classroom clutter with umbilicals running to trunk lines.

--------------------------------------------------------------------------------
21.  PRODUCTION EFFECTIVITY BY SERIAL NUMBER
     N/A
--------------------------------------------------------------------------------
22.  EFFECT ON PRODUCTION DELIVERY SCHEDULE

      None

--------------------------------------------------------------------------------
23   RETROFIT

a.   RECOMMENDED ITEM EFFECTIVITY
     ISMT 001 through 118


b.   SHIP/VEHICLE CLASS AFFECTED

c.   ESTIMATED KIT DELIVERY SCHEDULE

d.   LOCATIONS OR SHIP/VEHICLE NUMBERS AFFECTED
--------------------------------------------------------------------------------
24.  ESTIMATED COSTS/SAVINGS UNDER CONTRACT

--------------------------------------------------------------------------------
25.  ESTIMATED NET TOTAL COSTS/SAVINGS
     $981.00/each; NRE $7,164,000
--------------------------------------------------------------------------------
26   SUBMITTING ACTIVITY
a.   AUTHORIZED SIGNATURE

b.   TITLE    Bob Terry,
              Director of Programs

--------------------------------------------------------------------------------
27.  APPROVAL/DISAPPROVAL
a.   CLASS I
        APPROVAL                  DISAPPROVAL
   [_]  RECOMMENDED          [_]  RECOMMENDED

b.   CLASS II
    [ ]     APPROVED         [_]  DISAPPROVED

c.   CLASS III               [_]  DO NOT CONCUR IN
     [_]    CONCUR IN             CLASSIFICATION OF
     CLASSIFI-                    CHANGE
     CATION OF
     CHANGE

d.   GOVERNMENT ACTIVITY

e.   SIGNATURE

f.   DATE SIGNED
      (YYMMDD)

g.   APPROVAL
    [X]     APPROVED
    [d]     DISAPPROVED

h.   GOVERNMENT ACTIVITY
     MARCOR SYSCOM (SST)

i.   SIGNATURE


j.   DATE SIGNED
     (YYMMDD)

     95 03 09
--------------------------------------------------------------------------------
(DD Form 1692, APR 92 EF-V1) (parFORM PRO)       Previous editions are obsolete.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00016

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
CODE CTQ 3LW, MARCORSYSCOM
BARNETT AVENUE, SUITE 315
QUANTICO, VIRGINIA 22134-5010

BUYER:  LISA WERBICKAS (703) 784-5822, ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC,
   7340 MCGINNIS FERRY ROAD
   SUWANEE, GEORGIA 30174-2806


   TIN: 57-0777-018     DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) The changes set forth in Item 14 are made in the Contract/Order No. in
          Item 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      \S\ Bob Terry
      -------------
   BY (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

     18 JULY 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Glenn O. Cruze, United States Marine Corps
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     \s\ Glenn O. Cruze
     ------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       JULY 18, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070              30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00017

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER: LISA WERBICKAS 703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.                       (404) 813-0180
   7340 MCGINNIS FERRY ROAD                        FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018              DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completeing items 8 and 15, and returning     copies of the amendment;
                                                -----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    NOT APPLICABLE

--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)
--------------------------------------------------------------------------------

    IMPORTANT: Contractor (x) is not, ( ) is required to sign this document and
----------------------------------
    return      copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to revise the delivery schedule as follows:

1.      In Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984), as shown on
                        ----------------------------------------
page 8 of Modification P00006, USMC Delivery #6, 16 August 1995, CLINs 0011 and 0111AA are revised as shown below:

                                                          Revised to/
        CLIN      Description     Previous Quantity       New Quantity
        ----      -----------     -----------------       ------------

        0011       M-203          6                       4
        01111AA    M-203          1                       3

2. Five of the six delivery locations for CLIN 0129AA, Deployment Cases, due 16 August 1995 (see P00015, paragraph 9.a.) are specified as follows:

        Qty             Location
        ---             --------
        2               Camp Pendelton
        2               Camp Butler
        1               29 Palms

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR



      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED



--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY FAMOSO, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     \s\ Tammy Famoso
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       8/16/95
--------------------------------------------------------------------------------
NSN   7540-01-152-8070   30-105             STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00016


The purpose of this modification is to: 1) correct an administrative error in Modification P00015, and 2) provide the delivery locations for the Army National Guard deliveries on 31 July 1995 as follows:

1. On page 6, paragraph 4.b) of Modification P00015, the description of SLIN 0125AF under SUPPLIES/SERVICES is corrected to read:
             -----------------

   "Deviation D0001-95 for the units contained in SLIN 0125AE only."
                                                  -----------

2. The following delivery dates and designations are hereby added to Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984):
   -----------------------------------------

ARMY NATIONAL GUARD DELIVERY, FOB ORIGIN, 31 JULY 1995
------------------------------------------------------
NOTE:  CLIN 0125 below applies to Serial Numbers 013 through 019.

==============================================================
  CLIN    Description          Qty      Location
==============================================================
0102AB    M-16A2               24       Kansas Regional Training
                                        Site
                                        ATTN:  MAJ Wolfe
                                        3010 Arnold Avenue
                                        Salina, KS 67401-8127


                                        UIC:  W8A1A2
                                        Phone:(913) 823-7111
--------------------------------------------------------------
0103AB    M-9                   6
--------------------------------------------------------------
0105AB    SAW                   6
--------------------------------------------------------------
0111AB    M203                  6
--------------------------------------------------------------
0117AB    Shoot-back            3
          Capability
--------------------------------------------------------------
0118AC    Forward Observer      3
--------------------------------------------------------------
0119AC    Night Vision          3
--------------------------------------------------------------
0120AB    Manuals               3
--------------------------------------------------------------
0125AE    IST Base Unit         3
--------------------------------------------------------------
0125AF    Deviation D0001-95    3
==============================================================

==============================================================
CLIN      Description           Qty    Location
==============================================================
0102AB    M-16AW                8      Camp Ripley Simulations
                                       Center
0103AB    M-9                   2      ATTN:  SFC Stromberg
                                       Building 7-1
0105AB    SAW                   2      Camp Ripley
                                       Little Falls, MN 56345
0111AB    M203                  2
                                       UIC: W7Q8AA
0117AB    Shoot-back            1      Phone: (612) 282-4681
          Capability

0118AC    Forward Observer      1

0119AC    Night Vision          1

0120AB    Manuals               1

0125AE    IST Base Unit         1

0125AF    Deviation D0001-95    1
==============================================================
0102AB    M-16A2                8      Camp Blanding Training Site
                                       ATTN: MAJ Golden
0103AB    M-9                   2      Building 3002, Avenue B
                                       Rt. 1, Box 465
0105AB    SAW                   2      Starke, FL 32091-9703

0111AB    M203                  2
                                       UIC:  W7Q6AA
0117AB    Shoot-back            1      Phone: (904) 533-3505
          Capability

0118AC    Forward Observer      1

0119AC    Night Vision          1

0120AB    Manuals               1

0125AE    IST Base Unit         1

0125AF    Deviation D0001-95    1
--------------------------------------------------------------
0102AB    M-16A2                8      Headquarters, Guam
                                       Territorial Area Command,
0103AB    M-9                   2      Guam Army National Guard

0105AB    SAW                   2      ATTN: CPT Aetero
                                       622 East Harmon Industrial
0111AB    M203                  2      Park Road

0117AB    Shoot-back            1      Ft. Juan Muna, Tamuning,
          capability                   Guam
                                       96911-4421
0118AC    Forward Observer      1      UIC: W7TTAA
                                       Phone: (671) 647-2726
0119AC    Night Vision          1

==============================================================
CLIN      Description          Qty     Location

0120AB    Manuals              1

0125AE    IST Base Unit        1

0125AF    Deviation D0001-95   1
--------------------------------------------------------------
0102AB    M-16A2               8       1/121 Infantry
                                       ATTN:  1LT White
0103AB    M-9                  2       Maynard and Lee Street
                                       Winder, GA 30680
0105AB    SAW                  2
                                       DODAAC:  WPDAAA
0111AB    M203                 2       Phone: (404) 867-8336

0117AB    Shoot-back           1
          Capability

0118AC    Forward Observer     1

0120AB    Manuals              1

0125AE    IST Base Unit        1

0125AF    Deviation D0001-95   1
==============================================================

3.  There is no change in price as a result of this modification.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES

     1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   P00018

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                  -------------
      ITN Code CTQ 3LW, MARCORSYSCOM
      [OBSCURED]ETT AVE SUITE 315
      [OBSCURED]22134-5010

[OBSCURED] WERBICKAS 703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE     S1103A
                                                          -------------
      DCMAO ATLANTA
      ATTN: DCMDS-GAACA
      805 WALKER STREET
      MARIETTA GA 30060-2789


--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC.    (404)813-0180
   7340 MCGINNIS FERRY ROAD       FAX    (404)813-0741
   SUWANEE, GEORGIA 30174


   TIN: 57-0777-018      DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X)   9A. AMENDMENT OF SOLICITATION NO.
---
      ---------------------------------------
      9B. DATED (See Item 11)

      ---------------------------------------
      10A. MODIFICATION OF CONTRACT/ORDER

 X       M67854-94-C-2014

      ---------------------------------------
      10B. DATED (See Item 13)

         4 August 1994
--------------------------------------------------------------------------------
        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    SEE PARAGRAPH 8 STARTING ON PAGE 8 OF THIS MODIFICATION
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          SECTION H-17 ORDERING-PROVISIONED ITEMS, FAR 52.245-1 CHANGES-FIXED PRICE (APRIL 1984), & MUTUAL AGREEMENT OF BOTH PARTIES.
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return     2   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /S/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      31 AUGUST 1995
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      /S/ Glenn O. Cruze
      ------------------------
BY    (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      AUGUST 31, 1995
--------------------------------------------------------------------------------

NSN 7540-01-152-9070              30-105           STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                      Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00018

The purpose of this modification is to: 1) order Initial Spares under CLIN 0017 in accordance with H-17 (Attachments "A" and "B"), 2) specify warranty for CLIN 0017 in Section C, 3) specify delivery of the initial spares, 4) provide a delivery schedule (Attachment "C"), 5) add GFP AT-4 tubes (Attachment "D"), 6) authorize 2 exceptions to the FAR clause 52.210-5 NEW MATERIAL in exchange for consideration, 7) incorporate Deviation No. D0003-95 (Attachment "E") at a ceiling price, 8) provide funds, and 9) provide a summary of obligated funds on contract.

1.  In accordance with clause H-17, ORDERING - PROVISIONED ITEMS of the above
                              ----------------------------------
numbered contract, the contractor shall furnish Initial Spares under CLIN 0017 for the price shown below and in the quantities shown in Attachments "A" and "B" to this modification.

Sub-CLINs 0017AA and 0017AB are hereby created as follows:

CLIN      SUPPLIES/SERVICES  QTY/UNIT  UNIT PRICE     AMOUNT
--------  -----------------  --------  -----------  -----------

0017AA    INITIAL SPARES     1 LOT     $994,824.00  $994,824.00
          USMC
          See Attachment
          "A"
          F.O.B. ORIGIN
          ACRN: AJ

0017AB    INITIAL SPARES     1 LOT     $122,240.00  $ 12,240.00
          NGB
          See Attachment
          "B"
          F.O.B. ORIGIN
          ACRN: AK, AL

2.  The following is hereby added to Section C-5: For CLIN 0017, Initial Spares,
                                     -----------
the Contractor shall provide a warranty in accordance with FAR clause 52.246-18, WARRANTY OF SUPPLIES OF A COMPLEX NATURE, Alternate 1, (April 1984), and in addition, shall also provide the warranty transferred from the original equipment manufacturers, and shall also provide an additional 90 day warranty on FATS manufactured components commencing on the date the item is issued as a replacement at the end user's military facility.

3.  The following is hereby added to Section F-3, FAR 52.212-1 TIME OF DELIVERY
                                                  -----------------------------
(APR 1984):
----------

CLIN      SUPPLIES/SERVICES  Qty/Unit  Delivery date:
--------  -----------------  --------  --------------
0017AA     Initial Spares,    1 LOT      1 DEC 1995
           USMC
           F.o.b. Origin
0017AB     Initial Spares,    1 LOT      1 DEC 1995
           NGB
           F.o.b. Origin


                                                                M67854-94-C-2014
                                                             Modification P00018

NOTE: SLINs 0017AA and 0017AB shall be delivered as complete initial spare parts packages. Acceptance of partial shipments is not authorized, unless authorized by a subsequent modification to this contract executed by the PCO.

4.   a.  In Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984) , both parties
                         ----------------------------------------
agree to the delivery schedule provided as Attachment "C" to this modification.

     b.  The delivery schedule shown below is for three STRICOM deliveries and is hereby incorporated into Section F-3, FAR 52.212-1 TIME OF
                                                        --------------------
DELIVERY (APR 1984).  Partial shipments for items going to the same destination
-------------------
are not authorized. The contractor is hereby authorized to deliver the items listed below in advance of the current delivery schedule of the contract. The parties agree that no consideration will be requested by the Contractor nor received by the Contractor for any of the deliveries shown below if accepted by the Government prior to the contract scheduled delivery date. This authorization applies to the following deliveries:

STRICOM Delivery, F.o.b. Origin
-------------------------------

USASETAF U. S. Army
Vicenza Training Support Center
Building 12, Caserma Ederle
VIA VALLE DELLA PACE
Vicenza Italy
#
DODAAC WK9G24
POC:  Mr. Doug Robertson 0039-444-517764/517891

CLIN      Qty           Description
--------  ---  -----------------------------

0100AE      3  ISMT Base Unit
0101AC      3  Training Video
0102AF     15  M-16
0105AF      3  M-249 SAW
0117AD      3  Shoot Back
0122AF      1  Scenario Development Tool Set
0128AD      1  IST Adapter Kit
0129AD      3  Deployment Cases
0211AB      3  M-203
0218AC      3  FO
0219AC      3  Night Vision
0220AC      3  Manuals

                                                                M67854-94-C-2014
                                                             Modification P00018
STRICOM Delivery,  F.o.b.  Origin
---------------------------------

Commander, UNC, USFK, Korea
Accountable Officer, USA TSAK
Bldg 1109, Camp Coiner, Korea
#
DODAAC WT4XQL
POC:  Mr. Earl Varnnest 001-82-02-7914-7298

CLIN      Qty  Description
----      ---  -----------

0100AE      3  ISMT  Base  Unit
0101AC      3  Training          Video
0102AF     15  M-16
0105AF      3  M-249 SAW
0117AD      3  Shoot             Back
0122AF      1  Scenario Development Tool Set
0128AD      1  IST Adapter Kit
0129AD      3  Deployment        Cases
0203AC      0  M-9               Pistol
0211AB      3  M-203
0218AC      3  FO
0219AC      3  Night             Vision
0220AC      3  Manuals

STRICOM Delivery, F.o.b. Origin
-------------------------------

Transportation officer
Bldg 817
Fort Chaffee, AR 72905-5000

M/F:
Training Support Center Ft. Eustis per P00020
TADSS Storagae, Bldg 2042
Fort Chaffee, AR 72905-5000

DODAAC W41XZR
POC:  A. Gilbert

CLIN      Qty  Description
----      ---  -----------
0200AB     3   ISMT Base Unit
0101AC     3   Training Video
0102AF     9   M-16
0105AF     3   M-249 SAW
0108AE     2   AT-4
0117AD     3   Shoot Back
0128AD     1   I-ST Adapter Kit
0129AD     3   Deployment Cases
0203AC     0   M-9 Pistol per P00023
0211AB     3   M-203
0219AC     3   Night Vision
0220AC     3   Manuals

                                                                M67854-94-C-2014
                                                             Modification P00018

5.  The following is hereby added to Section HI-19 GOVERNMENT FURNISHED
                                             --------------------------
PROPERTY:
---------

     a) In accordance with FAR clause 52.245-2, Government Property, (Dec 1989) and FAR clause 52.245-19 Government Property Furnished "As Is," (Apr 1984), the following GOVERNMENT FURNISHED MATERIAL (GFM) is provided and authorized for use in the AT-4s, quantity 9, delivered under CLIN 0017AA, Initial Spares:

     Description                                    Qty
     -----------                                    ---
     "As Is" Expended AT-4 Tube                      9
     Serial Numbers: See Attachment "D"

     b) For the 30 "as is" expended AT-4 tubes previously provided in Section 10 of Modification P00015 as GFM the applicable serial numbers are incorporated into the contract as shown in Attachment "D" to this modification.

6. All items delivered under Contract M67854-94-C-2014 shall be new material in accordance with FAR clause 52.210-5 NEW MATERIAL (APR 1984) of the contract with the following exceptions in which authorization is given to deliver the two end items listed below with used or reconditioned parts:

     The AT-4 tube in the manufacture of:
     CLIN 0008, Option CLIN, 0108, 0208, 0308, and 0408
     Description: AT-4

     The M2.50 cal machine gun in the manufacture of:
     CLIN 0010, Option CLINs 0110, 0210, 0310, and 0410
     Description: M2 .50 CAL MACHINE GUN

This written authorization is in accordance with FAR clause 52.210-7 USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984) and applies to used and reconditioned materials for the AT-4 tube and the M-2 only. The use of residual inventory or former Government surplus property is not authorized. This authorization does not preclude the Contractor from providing completely new material for these weapons at no change in price. Furthermore, if the Contractor chooses to use new material, it shall be at no additional cost to the Government.

As consideration for the exception to FAR clause 52.210-5 NEW MATERIAL (APR
1984), the contractor agrees to the following:

     a. The Contractor hereby provides a warranty at no cost to,the Government on all parts delivered other than new in the M2 simulators for 250,000 rounds after Government acceptance or a period of three years after Government acceptance, whichever occurs first. The warranty is applicable to all M2s delivered under CLINs 0010, 0017, and Option CLINs 0110, 0210, 0310, and 0410. "Parts" covers all components down to its lowest sub-

                                                                M67854-94-C-2014
                                                             Modification P00018
assembly. This warranty includes the cost of shipping the M2 in need of repair from the end user's location to the Contractor's facility, the cost of shipping the repaired M2 or replacement M2 from the Contractor's facility to the end user's location, the cost of repair or replacement of the warranted part(s), and the cost of any "collateral" damage that may occur to the simulated M2 as a result of the failure of any other than new part. M2 simulator parts that are brand new shall remain subject to the existing warranty unless its damage was caused by or related to the other than new components or parts.

     b. For all items which need repair under the subject contract on or before 1 December 1995, the Contractor shall provide an unlimited warranty at no cost to the Government. The unlimited warranty shall include all expenses required to repair or replace an item including a toll-free 1-800 hot-line number, labor, materials, the cost of shipping the items in need of repair from the end user's location to the Contractor's facility, the cost of shipping the repaired items or replacement items, from the Contractor's facility to the end user's location, and inventory management. The warranty at no cost to the Government does not apply to items that are lost or damaged as a result of willful misconduct or gross negligence by the Government, its employees, and/or officials.

7. In order to change the specifications pursuant to FAR clause 52.243.1 Changes - Fixed Price (AUG 87) and incorporate Deviation Number D0003-95 provided as Attachment "E," the above numbered contract is hereby modified as follows:

     a.  Description of Change
         ---------------------

     Modify 19 ISTs to be adaptable to 3 ISMTs each.

     b.  Production Effectivity
         ----------------------

The changes in paragraph 7.a. shall be incorporated into the 19 units of CLIN 0125AA only, Serial numbers 024 through 042.

     c.  Effect on Delivery Schedule
         ---------------------------

The Contractor agrees to deliver a quantity of 4 units under CLIN 0125AA with 0125AG (see paragraph 7.f. below) by 29 September 1995, a quantity of 5 units by 31 October 1995, a quantity of 5 by 30 November 1995, and a quantity of 5 by 29 December 1995. See paragraph 4 and Attachment "C" of this modification for the delivery schedule.

     d.  Equitable Contract Price Adjustment
         -----------------------------------

The equitable adjustment in the prices of contract M67854-94-C-2014 resulting from the changes in 7.a. above shall be negotiated pursuant to the procedures of "Changes" clause by the Contractor and the Administrative Contracting Officer
(ACO). The equitable adjustment negotiated shall encompass 19 units at a unit price not-to-exceed (NTE) $39,294.
                          -------

                                                            M67854-94-C-2014
                                                             Modification P00018
e.  Funds Obligated
    ---------------

The total not-to-exceed amount of $746,586 is obligated for the deviation in
                                  --------
7.a. to be applied to 19 ISTs, Serial Numbers 024 through 042, ordered under CLIN 0125AA. See paragraph 8 of this modification for accounting and appropriation data. The contractor may not bill for this change until the prices are negotiated and definitized by modification to this contract. There is no change in contract price as a result of this change.

f.  Revision to Section B   In order to make provisions for Deviation D0003-95
    ---------------------
to be incorporated into the 19 consecutive units for,the Army National Guard, Section B, "SUPPLIES AND/OR SERVICES AND PRICES," is hereby revised as follows:

    SLIN 0125AA - no change (see Mod. P00015) 19 units
    SLIN 0125AB - no change (see Mod. P00004)
    SLIN 0125AC - no change (see Mod. P00004)
    SLIN 0125AD - no change (see Mod. P00013; para. 2 of P00013 applies)
    SLIN 0125AE - no change (see Mod. P00015) 17 units
    SLIN 0125AF - no change (see Mod. P00015) Dev. D0001-95 applied to 17 units.

    SLIN 0125AG - IS CREATED FOR DEVIATION D0003-95 APPLIED TO 19 UNITS.

For clarification purposes, all sub-CLINs under CLIN 0125 are restated as follows:


                                                                          TOTAL
  CLIN    ACRN          SUPPLIES/SERVICES           QTY/UN  UNIT PRICE    AMOUNT
  ---     ----          -----------------           ------  ----------    ------
0125
--------
0125AA    AB     IST BASE UNIT                      19 EA   $   67,329   $1,279,251
                 (does not include weapons)

0125AB    AB     IST BASE UNIT                      6 EA     67,329.00       403974
                 (does not include weapons)

0125AC    AE     ECP 76478-005/94 FOR THE           LOT      XXX             XXX
                 6 UNITS CONTAINED IN
                 SLIN 0125AB ONLY
                 (See paragraph 1 of P00009 for
                 ceiling price)

0125AD    AG     IST BASE UNIT                      3 EA        67,497     202,491
                 (does not include weapons)
                 (Marine Corps Units)

0125AE    AB     IST BASE UNIT                      17 EA       67,329   1,144,593
                 (does not include weapons)

0125AF    AH     Deviation D0001-95 for the         17 EA   XXX         XXX
                 units
                 contained in SLIN 0125AD only
                 (See paragraph 3.d. of P00015
                 for the ceiling price.)

0125AG    AB AL  Deviation D0003-95 for the         19 EA   XXX         XXX
                 units
                 contained in SLIN 0125AA only
                 (See paragraph 7.d. of this
                 modification for the ceiling
                 price.)

g. Under Section I, "CONTRACT CLAUSES FOR A FIXED PRICE SUPPLY CONTRACT," Part II, "DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 1) CLAUSES," the following clause is hereby incorporated in the contract.

                    252.217-7027 PRICE CEILING  (DEC 1991)

The definitive modification resulting from this undefinitzed action shall not exceed $746,586.
       --------

                                                (End of clause)

8.  The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION
DATA:


For Initial Spares for USMC,  SLIN 0017AA:
-----------------------------------------
AJ 1731109 7020 031 00701 0 000027 2D 000000 702010037002          $ 994,824.00
   Doc. No. M9545094RC37002, Am. 1 (USMC)

For Initial Spares for Army  National Guard, SLIN 0017AB:
--------------------------------------------------------
AK 2152065 18-1050  518893.57 21xx, 25xx, 26xx S44205              $  30,000.00
                    NGB-ARO-TS-ATS95-0l/QM04
   MIPR No. NGB-ARO-TS-ATS95-05 (NGB)

AL 9730350 1801 18-1050 P2390.0000 31EA APC EL 59  S44205          $  92,240.00
   MIPR No. W74VAE-3-59-0003 (NGB)

For Ceiling Priced Change  Order, Deviation D0003-95:
----------------------------------------------------
AB 9720350 1801 18-1050 P2290.0000 3 1EA APC EL 49 S44205
   increase MIPR W74VAE-2-49-0002, Am. 2                           $ 378,871.00

AL 9730350 1801 18-1050 P2390.0000 3 IEA APC EL 59 S44205
   increase MIPR No. W74VAE-3-59-0003 (NGB)                        $ 367,715.00


                                                                M67854-94-C-2014
                                                             Modification P00018

The Transportation/shipping charges for STRICOM deliveries shall be charged to
------------------------------------------------------------------------------
the following line of Accounting:
--------------------------------

      1751804.4A2A 000 61339 0 061339 2D 000000 Job Order: 5E92-110L-B000

A document number is assigned to each STRICOM delivery location as follows:


Location                Document Number               Amount
--------                ---------------               ------

Ft. Eustis, VA          W32G11-5216-9850       not-to-exceed $2,000
Korea                   W32G11-5230-9850       not-to-exceed $6,000
Italy                   W32G11-5230-9851       not-to-exceed $6,000


Copies of GBLs and Air  Bills to be sent to: STRICOM ATTN:
 AMSTI LRS CHARLIE
CARRIGAN, 12350 RESEARCH PKWY, ORLANDO FL 32826-3276


9.  Funds obligated on contract are as follows:


==========================================================================================
ACRN:               FUNDS PREVIOUSLY        AMOUNT INCREASED OR       CURRENT OBLIGATED
                    OBLIGATED ON CONTRACT   DECREASED (  ) BY THIS    AMOUNT ON CONTRACT:
                    AS OF MOD. A00003:      MODIFICATION:
==========================================================================================

AA                       $11,300,747               $        0            $11,300,747

------------------------------------------------------------------------------------------

AB                       $ 5,046,129               $  378,871*           $ 5,425,000

------------------------------------------------------------------------------------------

AC                       $ 1,053,650               $        0            $ 1,053,650

------------------------------------------------------------------------------------------

AD                       $ 5,574,270               $        0            $ 5,574,270

------------------------------------------------------------------------------------------

AE                       $   262,014               $        0            $   262,014

------------------------------------------------------------------------------------------

AF                       $   625,797               $        0            $   625,797

------------------------------------------------------------------------------------------

AG                       $ 4,445,099               $        0            $ 4,445,099

------------------------------------------------------------------------------------------

AH                       $   672,469               $        0            $   672,469

------------------------------------------------------------------------------------------

AJ                       $         0               $  994,824            $   994,824

------------------------------------------------------------------------------------------

AK                       $         0               $   30,000            $    30,000

------------------------------------------------------------------------------------------

AL                       $         0               $   92,240            $   459,955

                                                   $  367,715*
------------------------------------------------------------------------------------------

TOTAL AMOUNT             $28,980,175               $1,863,650            $30,843,825

==========================================================================================

* AMOUNT APPLIED TO CEILING PRICED CHANGE ORDER AND DOES NOT AFFECT CONTRACT PRICE.

                                                                M67854-94-C-2014
                                                             MODIFICATION P00018

10. AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS HEREBY INCREASED FROM $27,995,692.00 (AS LAST SHOWN IN MODIFICATION A00003) BY $1,117,064.00 TO A NEW TOTAL CONTRACT PRICE OF $29,112,756.00.

11. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                          M67854-94-C-2014
                                                                         Modification P00018

Sub-CLIN 0017AB

INITIAL SPARES
NATIONAL GUARD BUREAU
                                                                Unit      NGB
                                                                Price     Qty      Amount
                                                              ---------  -----  ------------
LRUs
----
LED Assembly                                                  $   90.00      8   $    720.00
IST Adapter Kit w/ network cables, SETS cables, and screen    $  505.00      1   $    505.00
 strips
ISMT Cables                                                   $  665.00      1   $    665.00
ISMT Boot Disk                                                $   16.00      3   $     48.00
PSC and air filter                                            $9,000.00      2   $ 18,000.00
Instructor Station Desk                                       $1,319.00      1   $  1,319.00
Hit Camera Module with manual filter                          $1,420.00      3   $  4,260.00
Printer                                                       $  190.00      4   $    760.00
Monitor                                                       $  315.00      2   $    630.00
Screen                                                        $  745.00      2   $  1,490.00
Instructor Station PC                                         $1,493.00      2   $  2,986.00
Projector with hit camera sheet metal                         $8,892.00      2   $ 17,784.00
Laser Disc Player                                             $1,673.00      3   $  5,019.00
Set of Speakers (2)                                           $  238.00      2   $    476.00

Cases
-----
Double Pistol Transit Case                                    $   16.00      1   $     16.00
Double Shotgun Transit Case                                   $   64.00      3   $    192.00
Medium Transit Case, 47"x18"x18"                              $  129.00      2   $    258.00
Small LRU Case, 8" x 8" x 8" incl. 2" or custom foam          $  250.00      1   $    250.00
Medium LRU Case, 24"x20"x15" incl. 2" or custom foam          $  384.00      1   $    384.00
Large LRU Case                                                $  444.00      1   $    444.00

Weapon simulators
-----------------
M16                                                           $2,149.00     10   $ 21,490.00
M9                                                            $2,569.00      3   $  7,707.00
M249                                                          $7,751.00      3   $ 23,253.00
M203                                                          $4,528.00      3   $ 13,584.00
                                                                                 -----------
TOTAL AMOUNT                                                                     $122,240.00

Note:  Partial shipments are not authorized.


                                   RIDER 15

0017AA                                                                   M67854_
___SPARES                                                           Modification
MARINE CORPS

                                                                              Unit    USMC
                                                                             Price     Qty
                                                                             -----     ---
_____sembly                                                                $90.00      12                                $1,080.00
___apter Kit w/ network cables, SETS cables, and screen strips            $505.00      2                                 $1,010.00
__cables                                                                  $665.00      3                                 $1,995.00
__Boot Disk                                                                $16.00      9                                   $144.00
__pter Boot Disk                                                           $16.00      2                                    $32.00
__SC and air filter                                                     $9,000.00      7                                $63,000.00
Instructor Station Desk                                                 $1,319.00      2                                 $2.638.00
Hit Camera Module with manuel filter                                    $1,420.00      6                                 $8,520.00
*ISMT Video Disc Set (7)                                                  $410.00      3                                 $1,230.00
Printer                                                                   $190.00      8                                 $1,520.00
Monitor                                                                   $315.00      4                                 $1,260.00
Screen                                                                    $745.00      4                                 $2,980.00
Instructor Station PC                                                   $1,493.00      6                                 $8,958.00
Projector with hit camera sheet metal                                   $8,892.00      4                                $35,568.00
Laser Disc Player                                                       $1,673.00      5                                 $8,365.00
Set of Speakers (2)                                                       $238.00      6                                 $1,428.00

Cases
-----
Double Pistol Transit Case                                                 $16.00      4                                    $64.00
Double Shotgun Transit Case                                                $64.00      8                                   $512.00
Medium Transit Case, 47"x18"x18"                                          $129.00      6                                   $774.00
Large Transit Case, 68"x"13"-1/2"x10-3/4" w/custom foam                   $129.00      3                                   $387.00
Small LRU Case, 8"x8"x8" incl. 2" or custom foam                          $250.00      3                                   $750.00
Medium LRU Case, 24"x20"x15 incl. 2" or custom foam                       $384.00      2                                   $768.00
Large LRU Case                                                            $444.00      3                                 $1,332.00

Weapon simulators
-----------------
M16                                                                     $2,149.00      30                               $64,470.00
M9                                                                      $2,569.00      20                               $51,380.00
M240G                                                                  $14,436.00      9                               $129,924.00
M249                                                                    $7,751.00      10                               $77,510.00
AT-4 with GFM                                                           $2,282.00      9                                $20,538.00
SMAW                                                                   $19,873.00      7                               $139,111.00
M203                                                                    $4,528.00      10                               $45,280.00
MP5                                                                     $3,948.00      3                                $11,844.00
Shotgun                                                                 $1,308.00      7                                 $9,156.00
MK19                                                                   $26,247.00      8                               $209,976.00
M2.50 CAL Machine Gun                                                  $11,415.00      8                                $91,320.00

TOTAL AMOUNT                                                                                                           $994,824.00





NOTE: Partial shipments are not authorized.


* Laser Disc Set includes: USMC 1, USMC 2, USMC 3, USMC 4, SETS 4, Swat, and Anti-Armor.

                                                                  Attachment "A"

U.S. MARINE CORPS DELIVERIES
----------------------------

Delivery #7A 18 September 1995

Ship to:

Commanding Officer
Headquarters Battalion
Marine Corps Base Hawaii
ATTN:  OIC, Training and Audio Visual Support Center
Kaneohe Bay, HI 96863-5001

DODAAC, M00318
POC:  MSgt Matthew Perez, 808-257-1365 (DSN 457-1365)

CLIN      Qty         Description
--------  ---         -----------
0001AA      3         ISMT Base Unit
0002       12         M-16
0003        6         M-9,
0004        4         Shot Gun
0105AA      7         M-249 SAW
0106AA      3         M24OG
0107AA      3         SMAW
0108AA      3         AT-4
0109AA      3         Mk-19
0110AA      3         M-2
0111AA      4         M-203
0012        0         MP-5
0013        2         FO
0118AA      1         FO
0014        3         Night Vision
0015        3         Training Video
0016AB      3         Training Video
0021        3         O&M Manuals
0024        3         Initial Consumables

0117AC      1         Shoot-back
0122AA      1         Scenario Tool Set
0128AA      1         IST Adapter
0129AA      1         Deployment Scenario Cases
0023AH                On-Site Training
0047AH                Additional Day
                                                                  ATTACHMENT "C"

Delivery #7B 18 September 1995

Ship to:

Commanding Officer
ATTN:  OIC, Training and Audio Visual Support Center
Bldg 202, MCAS Iwakuni
PSC 561, Box 1872
FPO, AP 96310-5404

DODAAC M62613
POC:  GySgt H. G. Samuels DSN 253-4016


CLIN      Qty      Description
------------------------------

0001AA      3      ISMT Base Unit
0002       12      M-16
0003        6      M-9
0004        1      Shot Gun
0105AA      0      M-249 SAW
0106AA      1      M240G
0107AA      0      SMAW
0108AA      1      AT-4
0109AA      0      Mk-19
0110AA      1      M-2
0111AA      1      M-203
0012        0      MP-5
0118AA      3      FO
0014        3      Night Vision
0015        3      Training Video
0016AB      3      Training Video
0021        3      O&M Manuals
0024        3      Initial Consumables

0122AA      1      Scenario Tool Set

0023AM             On-site Training
0047AM             Additional Day

NGB Delivery #22        Delivery date:  31 August 1995
----------------        ------------------------------

Camp Atterbury Training Area
Edinburgh, IN

DODAAC W8AVAA
POC:  CPT Drury, 317-247-3217 (DSN 369-2217)


CLIN                DESCRIPTION          QTY
--------------------------------------------
0102AB              M-16              8
0103AB              M-9               2
0105AB              SAW               2
0111AB              M-203             2
0117AB              Shootback         1
0118AC              FO                1
0120AB              Manuals           1
0125AE              IST Base Unit     1
0125AF              Deviation
                    D00001-95         1


NGB Delivery #23                      Delivery date:  31 August 1995
--------------------------------------------------------------------

Commander
Camp Smith Training Site
Peekskill, NY  10566

DODAAC W8BNA2
POC:  914-734-7373 (DSN 586-7373)

CLIN                DESCRIPTION    QTY
--------------------------------------
0102AB              M-16           8
0103AB              M-9            2
0105AB              SAW            2
0111AB              M-203          2
0117AB              Shootback      1
0118AC              FO             1
0120AB              Manuals        1
0125AE              IST Base Unit  1
0125AF              Deviation
                    D00001-95      1

NGB Delivery #24              Delivery date:  29 September 1995
---------------------------------------------------------------

Camp Gruber Training Site
Braggs, OK

DODAAC W8A8A3
POC:  MAJ Nickell, 918-487-6044


CLIN                DESCRIPTION          QTY
--------------------------------------------
0102AB              M-16                 8
0103AB              M-9                  2
0105AB              SAW                  2
0111AB              M-203                2
0117AB              Shootback            1
0118AC              FO                   1
0120AB              Manuals              1
0125AA              IST Base Unit        1
0125AG              Deviation
                    D00003-95            1


NGB Delivery #25                         Delivery date:  29 September 1995
--------------------------------------------------------------------------

Grubbs-Kyle Training Site
Bldg 602
Smyrna, TN  37167

DODAAC W8A904
POC:  MSG Wicker, 615-355-3778

CLIN               DESCRIPTION            QTY
-----------------------------------------------------------------
0102AB             M-16                   8
0103AB             M-9                    2
0105AB             SAW                    2
0111AB             M-203                  2
0117AB             Shootback              1
0118AC             FO                     1
0120AB             Manuals                1
0125AA             IST Base Unit          1
0125AG             Deviation
                   D00003-95              1

NGB Delivery #26             Delivery date:  29 September 1995
--------------------------------------------------------------

Camp Butner Training Site
359 Roberts Chapel Rd
Stem, NC  27581-9718

DODAAC W8BPAA
POC:  MSG Rodney Parker, 919-0479-0923


CLIN             DESCRIPTION        QTY
---------------------------------------
0102AB           M-16           8
0103AB           M-9            2
0105AB           SAW            2
0111AB           M-203          2
0117AB           Shootback      1
0118AC           FO             1
0120AB           Manuals        1
0125AA           IST Base Unit  1
0125AG           Deviation
                 D00003-95      1


NGB Delivery #27                    Delivery date:  29 September 1995
--------------------------------    ---------------------------------

Leesburg Training Site
5401 Leesburg Rd
Eastover, SC  29044-9732

DODAAC W8BGAA
POC:  CPT Harmon, 803-695-2216

CLIN               DESCRIPTION               QTY
------------------------------------------------
0102AB             M-16                 8
0103AB             M-9                  2
0105AB             SAW                  2
0111AB             M-203                2
0117AB             Shootback            1
0118AC             FO                   1
0120AB             Manuals              1
0125AA             IST Base Unit        1
0125AG             Deviation
                   D00003-95            1

NGB Delivery #34                 Delivery date:  30 November 1995
----------------                 --------------------------------

Company A, 3-116 Infantry
Route 7, Box 39A
Lexington, VA  24450-2802

DODAAC WXA3AO
POC:  MAJ Smith, 804-775-9252


CLIN      DESCRIPTION   QTY
----------------------------
0102AB    M-16          8
0103AB    M-9           2
0105AB    SAW           2
0111AB    M-203         2
0117AB    Shootback     1
0118AC    FO            1
0120AB    Manuals       1
0125AA    IST Base Unit 1
0125AG    Deviation
          D00003-95     1

NGB Delivery #35        Delivery date:  30 November 1995
--------------------------------------------------------

Camp Fogarty
2841 South County Trail
East Greenwich, RI  02818-1728

DODAAC W8BEAA

POC:  COL Zoglio 401-457-4128

CLIN           DESCRIPTION     QTY
-----------------------------------------------
0102AB         M-16             8
0103AB         M-9              2
0105AB         SAW              2
0111AB         M-203            2
0117AB         Shootback        1
0118AC         FO               1
0120AB         Manuals          1
0125AA         IST Base Unit    1
0125AG         Deviation
               D00003-95        1

NGB Delivery #36                Delivery date:  30 November 1995
----------------------------------------------------------------

TBD (Or)


CLIN          DESCRIPTION      QTY
----------------------------------

0102AB        M-16             8
0103AB        M-9              2
0105AB        SAW              2
0111AB        M-203            2
0117AB        Shootback        1
0118AC        FO               1
0120AB        Manuals          1
0125AA        IST Base Unit    1
0125AG        Deviation
              D00003-95        1


NGB Delivery #37               Delivery date:  30 November 1995
---------------------------------------------------------------

Camp Santiago
PO Box 3786
POC:  SFC Vazquez, 809-725-0889

DODAAC W8BACAA
POC:  SFC Vazquez, 809-725-0889

CLIN       DESCRIPTION   QTY
----------------------------

0102AB     M-16          8
0103AB     M-9           2
0105AB     SAW           2
0111AB     M-203         2
0117AB     Shootback     1
0118AC     FO            1
0120AB     Manuals       1
0125AA     IST Base Unit 1
0125AG     Deviation
           D00003-95     1

NGB Delivery #38          Delivery date:  29 December 1995
----------------------------------------------------------

Camp Gilbert C. Grafton
RR 5
Devils Lake, ND  58301

DODAAC W8BQ23
POC:  CW4 Liere, 701-662-0407

CLIN              DESCRIPTION    QTY
------------------------------------
0102AB            M-16           8
0103AB            M-9            2
0105AB            SAW            2
0111AB            M-203          2
0117AB            Shootback      1
0118AC            FO             1
0120AB            Manuals        1
0125AA            IST Base Unit  1
0125AG            Deviation
                  D00003-95      1


NGB Delivery #39                 Delivery date:  29 December 1995
-----------------------------------------------------------------

TBD (VT)
Jericho, VT

CLIN           DESCRIPTION    QTY
---------------------------------
0102AB         M-16           8
0103AB         M-9            2
0105AB         SAW            2
0111AB         M-203          2
0117AB         Shootback      1
0118AC         FO             1
0120AB         Manuals        1
0125AA         IST Base Unit  1
0125AG         Deviation
               D00003-95      1

NGB Delivery #40                Delivery date:  29 December 1995
----------------------------------------------------------------

Headquarters, Camp Edwards
Bldg #3468
Camp Edwards, MA  02542-5003

DODAAC W7RHAA
POC:  CPT Vincellete, 508-968-5802 (DSN 557-5802)

CLIN              DESCRIPTION    QTY
------------------------------------
0102AB            M-16           8
0103AB            M-9            2
0105AB            SAW            2
0111AB            M-203          2
0117AB            Shootback      1
0118AC            FO             1
0120AB            Manuals        1
0125AA            IST Base Unit  1
0125AG            Deviation
                  D00003-95      1


NGB Delivery #41                 Delivery date:  29 December 1995
-----------------------------------------------------------------

Miller Armory, Camp Dodge
7700 NW Beaver Dr
JOHNSTON, IA  51301
#
DODAAC WSAOAA
POC:  CPT Little, 515-252-4565

CLIN       DESCRIPTION        QTY
---------------------------------

0102AB     M-16               8
0103AB     M-9                2
0105AB     SAW                2
0111AB     M-203              2
0117AB     Shootback          1
0118AC     FO                 1
0120AB     Manuals            1
0125AA     IST Base Unit      1
0125AG     Deviation
           D00003-95          1

NGB Delivery #42               Delivery date:  29 December 1995
---------------------------------------------------------------

DET 3, STARC (Academy)
Bldg #104
Bethany Beach Training Site
Bethany Beach, DE 19930-1480

DODAAC W8AFA3
POC:  CPT Paoli, 302-855-7464

CLIN                   DESCRIPTION            QTY
-------------------------------------------------
0102AB                 M-16                   8
0103AB                 M-9                    2
0105AB                 SAW                    2
0111AB                 M-203                  2
0117AB                 Shootback              1
0118AC                 FO                     1
0120AB                 Manuals                1
0125AA                 IST Base Unit          1
0125AG                 Deviation
D00003-95              D00003-95              1

                                                                M67854-94-C-2014
                                                             Modification P00018



SERIAL NUMBERS FOR GOVERNMENT FURNISHED AT-4 TUBES
--------------------------------------------------

a. The 9 applicable serial numbers referenced in paragraph 5.a) of Modification P00018 are as follows:



  690700    691204  691703
  691195    691205  691712
  691203    691209  691715


b. The 30 applicable serial numbers referenced in paragraph 5.b) of Modification P00018 are as follows:

  121789    311750  517431  667685  669829  696191
  173053    311774  517602  667875  669887  696195
  173441    312423  667248  668513  670588  696349
  174512    312521  667376  669207  692742  706784
  176474    517298  667665  669211  692845  707176




                                                                  ATTACHMENT "D"

--------------------------------------------------------------------------------
REQUEST FOR DEVIATION/WAIVER (RFD/RDW)

--------------------------------------------------------------------------------
1. DATE (YYMMDD)  95 07 18                             Form Approved
                                                       OMB NO.  0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for ____________ this burden, to Department of Defense, Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 _________ Davis Highway, Suite 1204, Arlington VA 22202-4302 and to the Office of Management and Budget. Paperwork Reduction Project __________ Washington DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.

--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NUMBER
   M67854

--------------------------------------------------------------------------------
3. DODAAC

--------------------------------------------------------------------------------
4. ORIGINATOR
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last)

Firearms Training Systems, Inc.

--------------------------------------------------------------------------------
b. ADDRESS (Street, City, State, Zip Code)

7340 McGinnis Ferry Road
Suwanee, GA  30174

--------------------------------------------------------------------------------
5. (X one)

[X]    DEVIATION       [_]    WAIVER

--------------------------------------------------------------------------------
6. (X one)             [_]   MINOR

[X]   MAJOR            [_]   CRITICAL

--------------------------------------------------------------------------------
7. DESIGNATION FOR DEVIATION/WAIVER

a. MODEL/TYPE

b. CAGE CODE
    76478

c. SYS. DESIG.
   IST

d. DEV/WAIVER NO.
   D0003-95

--------------------------------------------------------------------------------
8. BASELINE AFFECTED

   [_]  FUNC-           [_]     ALLO-
        TIONAL                  CATED

   [X]  PRODUCT

--------------------------------------------------------------------------------
9.  OTHER SYSTEM/CONFIGU-
    RATION ITEMS AFFECTED



     [_]    YES          [X]   NO
--------------------------------------------------------------------------------
10. TITLE OF DEVIATION/WAIVER
    Modify B-IST to be an IST with 3 x ISMT configuration
--------------------------------------------------------------------------------
11. CONTRACT NO. AND LINE ITEM

 M67854-94-C-2014      CLIN 0125

--------------------------------------------------------------------------------
12. PROCURING CONTRACTING OFFICER

a. NAME (First, Middle Initial, Last)    Glenn O. Cruze

b. CODE    CTQ

e. TELEPHONE NO.  703-784-5822 x 226

--------------------------------------------------------------------------------
13. CONFIGURATION ITEM NOMENCLATURE

Infantry Squad Trainer (IST)

--------------------------------------------------------------------------------
14. CLASSIFICATION OF DEFECT

a. CD NO.

b. DEFECT NO.

c. DEFECT CLASSIFICATION

   [_]   MINOR    [_]   MAJOR        [_]  CRITICAL

--------------------------------------------------------------------------------
15. NAME OF LOWEST PART/ASSEMBLY AFFECTED

    N/A

--------------------------------------------------------------------------------
16. PART NO. OR TYPE DESIGNATION

    N/A

--------------------------------------------------------------------------------
17. EFFECTIVITY

CLIN 0125 IST's 024 through 042

--------------------------------------------------------------------------------
18. RECURRING DEVIATION/WAIVER

      [_]    YES        [X]      NO

--------------------------------------------------------------------------------
19. EFFECT ON COST/PRICE       829,711.00

--------------------------------------------------------------------------------
20. EFFECT ON DELIVERY SCHEDULE    None

--------------------------------------------------------------------------------
__  EFFECT ON INTEGRATED LOGISTICS SUPPORT, INTERFACE OR SOFTWARE


--------------------------------------------------------------------------------
23. NEED FOR DEVIATION/WAIVER

IST's in a configuration that allows breaking down into 3 ISMT's provides the Government greater flexibility for marksmanship and Fire Team training. The change makes more effective and efficient use of assets by providing access to a larger number of trainees.

--------------------------------------------------------------------------------
24 CORRECTIVE ACTION TAKEN

N/A

--------------------------------------------------------------------------------
25. SUBMITTING ACTIVITY
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last) William E. Jordan

b. TITLE   Program Manager

c. SIGNATURE
  /S/ Wm Jordan

--------------------------------------------------------------------------------
26. APPROVAL/DISAPPROVAL

a. RECOMMEND      APPROVAL        DISAPPROVAL

--------------------------------------------------------------------------------
b. APPROVAL

[X]       APPROVED     [_]    DISAPPROVED

--------------------------------------------------------------------------------
c. GOVERNMENT ACTIVITY

\S\ MARCORSYSCOM  SSt

--------------------------------------------------------------------------------
d. TYPED NAME (First, Middle Initial, Last)

    \S\ Jerome P. McGovern
--------------------------------------------------------------------------------
e. SIGNATURE

     \S\ J.P. McGovern

--------------------------------------------------------------------------------
 f. DATE SIGNED
 (YYMMDD)   95/07/19

--------------------------------------------------------------------------------
g. APPROVAL

   [_]   APPROVED    [_]   DISAPPROVED

--------------------------------------------------------------------------------
h. GOVERNMENT ACTIVITY



--------------------------------------------------------------------------------
i. TYPED NAME (First, Middle Initial, Last)

--------------------------------------------------------------------------------
j. SIGNATURE


--------------------------------------------------------------------------------
k. DATE SIGNED
  (YYMMDD)


--------------------------------------------------------------------------------
DD FORM 1694, APR 92 (EF-V1) (PerFORM PRO)        PREVIOUS EDITIONS ARE OBSOLETE

                                                                  ATTACHMENT "B"

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00019

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE     M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VIRGINIA 22134-5010
BUYER: LISA WERBICKAS 703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If Other Than Item 6)        CODE   S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANNE, GEORGIA 30174-2806


   TIN#: 57-0777-018 DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If Required)
    See paragraph 5 on Page 3 of This Modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
          43.103(b)

--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES


--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)



--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      18 SEPTEMBER 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


      /S/ GLENN O. CRUZE
      ------------------------
BY    (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      SEPTEMBER 17, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00019

The purpose of this modification is to: 1) correct an error in P00001, 2) create new line items for On-Site Training in Option Year 2 and 3 exercise some of the options, 3) specify acceptance of On-Site Training, 3) add instructions in Section C, 4) provide a delivery schedule for some of the On-Site Training, and
5) provide funds, 6) provide a tripod as GFP, and 7) provide a summary of funds as follows:

1. To correct an administrative error, on page 3 of Modification P00001 under CLIN 0104, sub-CLIN "0103AC" is corrected to read: "0104AC."
---------

2. In Section B, additional option sub-contract line items are hereby created for On-Site Training under CLINs 00221 and 0321. The SLINs in Attachment "A" to this modification for which funds are provided are hereby exercised. The number of days of training and the minimum number of Contractor employees to conduct the training are as shown in Attachment "A" for each location. The training shall be in accordance with the Statement of Work and the Purchase Description and the training for 2 days shall include the requirements of Section C-9, paragraph b, of Modification P00011 and the training for 3 days shall include the requirements of Section C-9, paragraph c, of Modification P00011.

Option SLINs, if and to the extent exercised, may be exercised independently from other SLINs under the same CLIN. Exercise of one option SLIN does not obligate the Government to exercise other option SLINs.

NOTE: The mode of travel is left to the discretion of the Contractor. Regardless of the delivery schedule for each individual location, the parties agree that no additional costs shall be borne by the Government for training and training related expenses including travel and transportation. Training dates for SLINs with multiple locations are not guaranteed to be held sequentially or within the same timeframe. Payment under a SLIN shall occur only after training at all specified locations are completed as required and accepted.

See Attachment "A" for On-Site Training.

3.  The following shall be added to Section E, Inspection and Acceptance, under
                                               -------------------------
E-3:

Acceptance of the On-Site Training is the responsibility of the Project Officer. DD Form 250s may be accepted for payment for On-Site Training only if signed by the Project Officer.

4.    DELIVERY SCHEDULE
      -----------------

The following schedule for ON-SITE TRAINING is hereby added to Section F-3 as follows:

   SLIN              Description   Required Delivery Date
   ----              -----------   ----------------------

   0023AH, 0047AH    MCB Hawaii    3-5 OCT 95
   0023AM, 0047AM    MCAS Iwakuni  9-11 OCT 95
   0023AC, 0047AC    Quantico      14-16 NOV 95

                                                        M67854-94-C-2014
                                                        Modification P00019

5. Funds for paragraph 2 of this modification are hereby provided and added to Section G-3 ACCOUNTING AND APPROPRIATION DATA as follows:
        -------------------------------------

AD    1741109 6445 031 00701 0 00027 2D 000000 644530046092         $45,156.00
      Doc. No. M9545094RC46092, Am. 1 (USMC)

AF    2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352  $29,918.00
      MIPR No. 95MP441, Am. 1 (STRICOM)

AG    9740350 1005 031 00701 0 000027 2D 000000 1050004R009         $35,214.00
      Doc. No. M9545095RC4R009 (USMC Reserves)

AM    2152065 18-1050 518893.11 25GZ NGBAROQM07-01 S44205 QM07      $98,886.00
      Doc. No, NGBAROQM07-01 (NGB)

6.  The following is hereby added to Section H-19 GOVERNMENT FURNISHED PROPERTY:
                                             ----------------------------------

In accordance with FAR clause 52.245-2, Government Property, (Dec 1989), the following Government Furnished Equipment is authorized for use on the subject contract.

Serial #  Description                                       Quantity
--------  -----------                                       --------
TBD       M122, Tripod, Machine Gun,                              1
          TAMCN E1150
          NSN 1005-00-710-5599

The tripod shall be returned to the Government no later than 18 March 1996.


     REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

                                                                  M67854-94-2014
                                                             Modification P00019

7.  Funds obligated on contract are as follows:

ACRN:            FUNDS PREVIOUSLY      AMOUNT INCREASED     CURRENT
                 OBLIGATED ON          OR                   OBLIGATED
                 CONTRACT AS OF MOD.   DECREASED ( ) BY     AMOUNT ON
                 P00018:               THIS MODIFICATION:   CONTRACT:
-----------------------------------------------------------------------------
AA                        $11,300,747             $      0        $11,300,747
-----------------------------------------------------------------------------
AB                        $ 5,425,000             $      0        $ 5,425,000
-----------------------------------------------------------------------------
AC                        $ 1,053,650             $      0        $ 1,053,650
-----------------------------------------------------------------------------
AD                        $ 5,574,270             $ 45,156        $ 5,619,426
-----------------------------------------------------------------------------
AE                        $   262,014             $      0        $   262,014
-----------------------------------------------------------------------------
AF                        $   625,797             $ 29,918        $   655,715
-----------------------------------------------------------------------------
AG                        $ 4,445,099             $ 35,214        $ 4,480,313
-----------------------------------------------------------------------------
AH                        $   672,469             $      0        $   672,469
-----------------------------------------------------------------------------
AJ                        $   994,824             $      0        $   994,824
-----------------------------------------------------------------------------
AK                        $    30,000             $      0        $    30,000
-----------------------------------------------------------------------------
AL                        $   459,955             $      0        $   459,955
-----------------------------------------------------------------------------
AM                        $         0             $ 98,886        $    98,886
-----------------------------------------------------------------------------
TOTAL AMOUNT:             $30,843,825             $209,174        $31,052,999
-----------------------------------------------------------------------------


8. AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS HEREBY INCREASED FROM $29,112,756.00 (AS LAST SHOWN IN MODIFICATION P00018) BY $209,174.00 TO A NEW TOTAL CONTRACT PRICE OF $29,321,930.00.

9. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                                                                    M67854-94-C-2014

                                                                                                                    Mod. P00019

OPTION YEAR 2
ADDITIONAL ON-SITE TRAINING

[The following SLINs are hereby exercised as shown below:
CLIN                                  DESCRIPTION                                            QTY     UNIT PRICE        AMOUNT
----                                  -----------     Days of      Minimum #    Price per    UNIT    ----------  -------------------

                                   ON-SITE TRAINING   Training        of         Location   -------
                                      Location as                 Contractor
                                       specified                 employees to
                                                                 provide trng
SubCLIN                      ACRN
                                   Marine Corps
                                   Security Force
                                   -----------------
0221AS                       AD    Keflavik, Iceland          2              1  $ 6,942.00  1 EA     $16,191.00   $        16,191.00

                                   London, England            2              1  $ 2,156.00
                                   Rota, Spain                2              1  $ 2,028.00
                                   Naples, Italy              2              1  $ 2,066.00
                                   Souda, Crete               2              1  $ 2,999.00
0221AT                       AD    Diego Garcia               2              1  $ 3,259.00  1 EA     $ 6,170.00   $         6,170.00

                                   Roosevelt Rds,             2              1  $ 2,911.00
                                   Puerto Rico
0221AU                       AD    Kings Bay, GA              2              1  $ 2,419.00  1 EA     $ 2,419.00   $         2,419.00

0221AV                       AD    Bangor, WA                 2              1  $ 4,138.00  1 EA     $ 4,138.00   $         4,138.00

0221AW                       AD    North Island, CA           2              1  $ 4,004.00  1 EA     $ 4,004.00   $         4,004.00

0221AX                       AD    Yorktown, VA               2              1  $ 2,681.00  1 EA     $ 2,681.00   $         2,681.00

0221AY                       AD    Patuxent River MD,         2              1  $ 2,638.00  1 EA     $ 2,638.00   $         2,638.00

0221AZ                       AD    Chesapeake, VA             2              1  $ 1,983.00  1 EA     $ 1,983.00   $         1,983.00

0221BA                       AD    Dam Neck, VA               2              1  $ 1,983.00  1 EA     $ 1,983.00   $         1,983.00

0221BB                       AD    Guantanamo Bay             2              1  $ 2,949.00  1 EA     $ 2,949.00   $         2,949.00

                                   via Norfolk

                                   Marine Corps
                                   Reserve
                                   -------------
0221BC                       AG    I&I, Norfolk, VA           2              1  $ 2,681.00  1 EA     $ 2,681.00   $         2,681.00

0221BD                       AG    MFR New Orleans LA,        2              1  $ 1.637.00  1 EA     $ 4,629.00   $         4,629.00

                                   I&I, Baton                 2              1  $ 1,171.00
                                   Rouge, LA
                                   I&I, Bossier, LA           2              1  $ 1,821.00
0221BE                       AG    I&I Moundsville, TN        2              1  $ 1,894.00  1 EA     $ 3,833.00   $         3,833.00

                                   I&I Philadelphia, PA       2              1  $ 1,939.00
0221BF                       AG    I&I, Baltimore, MD         2              1  $ 2,634.00  1 EA     $ 2,634.00   $         2,634.00

0221BG                       AG    I&I, Topsham, ME           2              1  $ 2,086.00  1 EA     $ 3,950.00   $         3,950.00

                                   I&I, Manchester, NH        2              1  $ 1,864.00
0221BH                       AG    I&I, Plainville, CT        2              1  $ 1,696.00  1 EA     $ 3.801.00   $         3.801.00

                                   I&I, Garden City, NY       2              1  $ 2,105.00
0221BJ                       AG    I&I, Rochester, NY         2              1  $ 1,536.00  1 EA     $ 3,428.00   $         3,428.00

                                   I&I, Buffalo, NY           2              1  $ 1,892.00
0221BK                       AG    I&I, Columbus, OH          2              1  $ 1,875.00  1 EA     $ 6,044.00   $         6,044.00

                                   I&I, Akron, OH             2              1  $ 1,195.00
                                   I&I, Perrysburg, OH        2              1  $ 1,175.00
                                   I&I, Terre Haute, IN       2              1  $ 1,799.00
0221BL                       AG    I&I, Waukegan, IL          2              1  $ 2,216.00  1 EA     $ 4,214.00   $         4,214.00

                                   I&I, Chicago, IL           2              1  $ 1,998.00

National Guard
Bureau/STRICOM
--------------
0221BM                       AM    Bozeman, MT                3              2  $ 7,141.00  1 EA     $ 7,141.00   $         7,141.00

0221BN                       AM    FT McClellen, AL           3              2  $ 4,574.00  1 EA     $ 4,574.00   $         4,574.00

0221BP                       AM    Salinas, KS                3              2  $ 6,185.00  1 EA     $ 6,185.00   $         6,185.00

0221BQ                       AM    Little Rock, AR            3              2  $ 7,166.00  1 EA     $ 7,166.00   $         7,166.00

0221BR                       AM    Little Falls, MN           3              2  $ 6,358.00  1 EA     $ 6,358.00   $         6,358.00

0221BS                       AM    Camp Butner                3              2  $ 6,068.00  1 EA     $ 6,068.00   $         6,068.00

0221BT                       AM    Suwanee, GA                3              2  $ 2,873.00  1 EA     $ 2,873.00   $         2,873.00

0221BU                       AM    Ft Juan Muna, Guam         3              2  $13,727.00  1 EA     $13,727.00   $        13,727.00

0221BV                       AM    Devils Lake, ND            3              2  $ 6,856.00  1 EA     $ 6,856.00   $         6,856.00

0221BW                       AM    Johnston, IA               3              2  $ 6,146.00  1 EA     $ 6,146.00   $         6,146.00

0221BX                       AM    Eastover, SC               3              2  $ 4,783.00  1 EA     $ 4,783.00   $         4,783.00

0221BY                       AM    Camp Roberts, CA           3              2  $ 8,411.00  1 EA     $ 8,411.00   $         8,411.00

0221BZ                       AM    Honolulu, HI               3              2  $12,290.00  1 EA     $12,290.00   $        12,290.00


0221CA                       AF    Ft Zostis, VA              3              2  $ 6,089.00  1 EA     $ 6,089.00   $         6,089.00

                                   P00027
0221CB                       AM    Lexington, VA              3              2  $ 6,308.00  1 EA     $ 6,308.00   $         6,308.00

0221CC                       AF    Vicenza, Italy             3              2  $14,502.00  1 EA     $22,873.00   $        22,873.00

                                   Camp Coiner, Korea         3              2  $ 8,371.00

                                                                  ATTACHMENT "A"


The following are incorporated as options:                                                               M67854-94-C-2014
                                                                                                         Mod. P00019
OPTION SLINs       OPTION YEAR 2
                   DESCRIPTION                                                 QTY  UNIT  UNIT PRICE        AMOUNT
                   -------------         Days of       Minimum #      Price    ---------  ----------        ------
                 ON-SITE TRAINING       Training          of           per
              Location as specified                   Contractor    Location
                                                      employees to
                                                     provide trng
SubCLIN

              National Guard Bureau
              ----------------------
0221CD        Tacoma, WA                          3              2  $8,773.00    1 EA     $ 8,773.00   $         8,773.00
0221CE        Suwanee, GA                         3              2  $2,873.00    1 EA     $ 2,873.00   $         2,873.00

OPTION SLINs  OPTION YEAR 3

              Marine Corps Reserve
              ----------------------
0321AS        I&I Chicopee, MA                    2              1  $2,100.00    1 EA     $ 4,101.00   $         4,101.00
              I&I Camp Edwards, MA                2              1  $2,001.00
0321AT        I&I Garden City, NY                 2              1  $3,116.00    1 EA     $ 3,116.00   $         3,116.00
0321AU        I&I Harrisburg, PA                  2              1  $2,745.00    1 EA     $ 2,745.00   $         2,745.00
0321AV        I&I I&I Albany, NY                  2              1  $2,874.00    1 EA     $ 2,874.00   $         2,874.00
0321AW        I&I Dover, NJ                       2              1  $2,744.00    1 EA     $ 2,744.00   $         2,744.00
0321AX        I&I Brook Point, OH                 2              1  $2,749.00    1 EA     $ 2,749.00   $         2,749.00
0321AY        I&I Lansing, MI                     2              1  $2,643.00    1 EA     $ 2,643.00   $         2,643.00
0321AZ        I&I Nashville, TN                   2              1  $1,623.00    1 EA     $ 3,506.00   $         3,506.00
              I&I Johnson City, TN                2              1  $1,883.00
0321BA        I&I Corpus Christi, TX              2              1  $2,841.00    1 EA     $ 2,841.00   $         2,841.00
0321BB        I&I Chicago, IL                     2              1  $3,011.00    1 EA     $ 3,011.00   $         3,011.00
0321BC        I&I New Orleans, LA                 2              1  $2,535.00    1 EA     $ 2,535.00   $         2,535.00
0321BD        I&I Detroit, MI                     2              1  $2,005.00    1 EA     $ 5,116.00   $         5,116.00
              I&I Saginaw, MI                     2              1  $1,209.00
              I&I Grand Rapids, MI                2              1  $1,902.00
0321BE        I&I Des Moines, IA                  2              1  $2,831.00    1 EA     $ 2,831.00   $         2,831.00
0321BF        I&I Milwaukee, WI                   2              1  $1,955.00    1 EA     $ 9,012.00   $         9,012.00
              I&I Madison, WI                     2              1  $1,900.00
              I&I Kansas City, MO                 2              1  $1,966.00
              I&I Springfield, MO                 2              1  $1,216.00
              I&I Bridgeton, MO                   2              1  $1,975.00
0321BG        I&I Dallas, TX                      2              1  $2,001.00    1 EA     $10,142.00   $        10,142.00
              I&I Fort Worth, TX                  2              1  $1,249.00
              I&I Houston, TX                     2              1  $1,270.00
              I&I Galveston, TX                   2              1  $1,242.00
              I&I San Antonio, TX                 2              1  $1,232.00
              I&I Harlingen, TX                   2              1  $1,215.00
              I&I Austin, TX                      2              1  $1,933.00
0321BH        I&I Salt Lake City, UT              2              1  $3,264.00    1 EA     $ 3,264.00   $         3,264.00
0321BJ        I&I Las Vegas, NV                   2              1  $2,666.00    1 EA     $ 2,666.00   $         2,666.00
0321BK        I&I Los Alamitos, CA                2              1  $3,021.00    1 EA     $17,868.00   $        17,868.00
              I&I Long Beach, CA                  2              1  $2,054.00
              I&I Encino, CA                      2              1  $2,054.00
              I&I Camp Pendleton, CA              2              1  $1,987.00
              I&I San Diego, CA                   2              1  $1,987.00
              I&I Port Huenema, CA                2              1  $2,054.00
              I&I San Bruno, CA                   2              1  $2,037.00
              I&I Alameda, CA                     2              1  $2,674.00
0321BL        I&I Tampa, FL                       2              1  $1,857.00    1 EA     $ 3,731.00   $         3,731.00
              I&I Jacksonville, FL                2              1  $1,874.00
0321BM        I&I Bessemer, AL                    2              1  $1,379.00    1 EA     $ 3,179.00   $         3,179.00
0321BN        I&I Montgomery, AL                  2              1  $2,029.00    1 EA     $ 2,029.00   $         2,029.00
0321BP        I&I Memphis, TN                     2              1  $1,851.00    1 EA     $ 4,942.00   $         4,942.00
              I&I Broussard, LA                   2              1  $1,211.00
              I&I N. Little Rock, AR              2              1  $1,880.00
0321BQ        I&I Suwanee, GA                     2              1  $  998.00    1 EA     $   998.00   $           998.00

              NATIONAL GUARD BUREAU
              ----------------------
0321BR        Suwanee, GA                         3              2  $2,995.00    1 EA     $ 2,995.00   $         2,995.00
0321BS        Indianapolis, IN                    3              2  $6,318.00    1 EA     $ 6,318.00   $         6,318.00
0321BT        Oklahoma City, OK                   3              2  $6,591.00    1 EA     $ 6,591.00   $         6,591.00
0321BU        Peekskill, NY                       3              2  $7,181.00    1 EA     $ 7,181.00   $         7,181.00
0321BV        Nashville, TN                       3              2  $6,119.00    1 EA     $ 6,119.00   $         6,119.00
0321BW        Camp Blanding, FL                   3              2  $6,334.00    1 EA     $ 6,334.00   $         6,334.00
0321BX        Pineville, LA                       3              2  $6,101.00    1 EA     $ 6,101.00   $         6,101.00
0321BY        Jackson, MS                         3              2  $6,086.00    1 EA     $ 6,086.00   $         6,086.00
0321BZ        Austin, TX                          3              2  $6,799.00    1 EA     $ 6,799.00   $         6,799.00
0321CA        Annville, PA                        3              2  $6,698.00    1 EA     $ 6,698.00   $         6,698.00
0321CB        East Greenwich, RI                  3              2  $6,619.00    1 EA     $ 6,619.00   $         6,619.00
0321CC        Camp Edwards, ME                    3              2  $6,619.00    1 EA     $ 6,619.00   $         6,619.00
0321CD        Bethany Beach, DE                   3              2  $5,768.00    1 EA     $ 5,768.00   $         5,768.00
0321CE        San Juan, PR                        3              2  $7,473.00    1 EA     $ 7,473.00   $         7,473.00

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES


--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   A00005

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   08/29/95

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY          CODE      S1103A
                                -------------
      DCMAP ATLANTA
      805 WALKER STREET
      MARIETTA, GEORGIA  30060-2789

INFO:
JO LUEDTKE, DCMDS-GAMA (404)590-6398/DSN697-6398

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------



--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC.
   7340 MCGINNIS FERRY ROAD
   SUWANEE, GEORGIA 30174



--------------------------------------------------------------------------------
   CODE    76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
   9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
   9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        08/04/94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods:
(a) By completeing items 8 and 15, and returning    copies of the amendment; (b)
                                                 ---
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NO CHANGE IN TOTAL CONTRACT AMOUNTS
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)


--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF BOTH PARTIES OF THE CONTRACT.
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return ORI copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    1. The purpose of this modification is to revise the delivery schedule for 13 unites as identified below.

        CLIN    QTY     DESCRIPTION         OLD DEL DATE            NEW DEL DATE

        0007    7 EA    SMAW                  31 Jul 95               01 Sep 95

        0129AA  6 EA    Deployment Cases      16 Aug 95               18 Sep 95

    2. As consideration for extended delivery, contractor offers early delivery for the 6 units as identified below to Camp Lejeune:

        0119AB  5 EA    Night Vision          Not Established         01 Sep 95

        0128AB  1EA     IST Adapter           Not Established         18 Sep 95

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /S/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       11 Sep 95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY, Administrative Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      11 Sep 95
--------------------------------------------------------------------------------

NSN 7540-01-152-9070          Created using PerForm Pro software         STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                Prescribed by GSA
                                                                         FAR(48CFR) 53.243

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES

     1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   A00005

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   08/29/95

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY          CODE      S1103A
                                -------------
      DCMAO Atlanta
      805 Walker Street
      Marietta, GA 30060-2789

INFO:
Jo Luedtke, DCMDS-GAMA (404)590-6398/DSN697-6398

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------



--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.
   7340 McGinnis Ferry Road
   Suwanee, GA 30174



--------------------------------------------------------------------------------
   CODE    76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X)   9A. AMENDMENT OF SOLICITATION NO.
 -
      ---------------------------------------
      9B. DATED (See Item 11)

      ---------------------------------------
 X    10A. MODIFICATION OF CONTRACT/ORDER
      M67854-94-C-2014

      ---------------------------------------
      10B. DATED (See Item 13)
        08/04/94
--------------------------------------------------------------------------------
        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hours and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NO CHANGE IN TOTAL CONTRACT AMOUNTS
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

                 IT MODIFIES THE CONTRACT ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF BOTH PARTIES OF THE CONTRACT.
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return    ORI copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
    1. The purpose of this modification is to revise the delivery schedule for 13 units as identified below.

        CLIN    QTY     DESCRIPTION         OLD DEL DATE            NEW DEL DATE

        0007    7 EA    SMAW                  31 Jul 95               01 Sep 95

        0129AA  6 EA    Deployment Cases      16 Aug 95               18 Sep 95

    2. As consideration for extended delivery, contractor offers early delivery for the 6 units as identified below to Camp Lejeune:

        0119AB  5 EA    Night Vision          Not Established         01 Sep 95

        0128AB  1EA     IST Adapter           Not Established         18 Sep 95

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry
      Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /S/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

     /S/ 11 Sep 95
     -------------
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF SIGNER (Type or print)

      PATRICK GOURLEY, Administrative Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      11 Sep 95
--------------------------------------------------------------------------------

NSN 7540-01-152-8070          Created using PerForm Pro software         STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                Prescribed by GSA
                                                                         FAR(48CFR) 53.243

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00020

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE    M67854
                                -------------
ATTN CODE CTQ 3JC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VIRGINIA 22134-5010
BUYER: MR. JEFF CAMPBELL   703-784-5822 Ext. 234

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE   S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GEORGIA 30174-2806


   TIN#: 570777018 DUNS #: 120944665
--------------------------------------------------------------------------------
   CODE        76478   FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        94 AUG 04
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended,(  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDEGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A

--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
XX   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


--------------------------------------------------------------------------------
     D.   OTHER (specify Type of Modification and Authority)


--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to: MODIFY THE FOLLOWING STRICOM DELIVERY LOCATION LISTED ON PAGE 4 OF MOD P00018.

    THE FOLLOWING ADDRESS SHALL BE DELETED IN ITS ENTIRETY:

    TRANSPORTATION OFFICER, BUILDING 817
    FORT CHAFFEE AR 72905-5000

    M/F: TRAINING SUPPORT CENTER
    TADSS STORAGE, BUILDING 2042
    FORT CHAFFEE AR 72905-5000
    DODAAC W41XZR
    POC: A. GILBERT

    AND SHALL BE REPLACED WITH:

    TRANSPORTATION OFFICER, BUILDING 1610
    FORT EUTIS VA 23604 5000
    DODAAC W26DDJ (804) 878-5971

    M/F: TRAINING SUPPORT CENTER, BUILDING 2715C
    DODAAC W26RK3 (MISSION PROPERTY) (804)878-4831 OR (804)878-3296



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      28 SEPTEMBER 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /S/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      SEPTEMBER 27, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070              30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00021

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4  REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN: CODE CTQ 3JC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VIRGINIA 22134-5010
BUYER: MR. JEFF CAMPBELL 703-784-5822 ext. 234

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE   S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE, GEORGIA 30174-2806


   TIN #: 570777018 DUNS #: 120944665
--------------------------------------------------------------------------------
   CODE        76478   FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        94 AUG 04
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    N/A
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
 XX ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


     E.   IMPORTANT: Contractor is not ( ) is (x) required to sign this
          document and return   copies to the issuing office.
                             ---
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


    The purpose of this modification is to: MODIFY THE FOLLOWING NGB DELIVERY DATES LISTED IN MOD P00018.

    THE FOLLOWING LOCATIONS SHALL HAVE THEIR ORIGINAL DELIVERY DATE OF 29 SEP 95 DELETED, AND THEY SHALL BE REPLACED WITH THE DELIVERY DATE OF 5 OCT 95:

    1)  NGB DELIVERY #24
    2)  NGB DELIVERY #25
    3)  NGB DELIVERY #26
    4)  NGB DELIVERY #27

    THERE WHALL BE NO CHANGE IN CONTRACT PRICE DUE TO THE GOVERNMENT CHANGE OF DELIVERY LOCATION FOR STRICOM UNITYS WHICH WAS ESTABLISHED IN MOD P00020.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /S/
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00022

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VIRGINIA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If Other Than Item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE, GEORGIA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
     D.   OTHER (Specify Type of Modification and Authority)
          FAR Clause 52.212-13, STOP WORK ORDER, (AUG 1989)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to stop work on contract line item number (CLIN) 0129 for Deployment Cases.

    a. In accordance with FAR clause 52.212-13, STOP WORK ORDER (AUG 1989), of Contract M67854-94-C-2014, the Contractor is hereby ordered to stop work on CLIN 0129, Deployment Cases, for a period of 90 work days.

    b. The contractor shall cease issuance of any further orders for materials or services related to CLIN 0129 until the Stop Work Order is terminated.

    c.  The contractor shall stop work on any subcontracts under CLIN 0129.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       11 OCTOBER 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      OCTOBER 11, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
      1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00023

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER   CODE      M67854
                                  -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER:  LISA WERBICKAS 703-784-5822 EXT. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE  S1103A
   DCMAO ATLANTA                                      -------------
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.       (404) 813-0180
   7340 MCGINNIS FERRY ROAD        FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018      DUNS#: 12-094-4665
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

     ---------------------------------------
9B.  DATED (See Item 11)

     ---------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

     ---------------------------------------
10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 13 on page 5 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          AND MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF
          OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED.




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       25 OCT. 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       OCT 26 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
      1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00023

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER   CODE      M67854
                                  -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER:  LISA WERBICKAS 703-784-5822 EXT. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE  s1103A
   DCMAO ATLANTA                                      -------------
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.       (404) 813-0180
   7340 MCGINNIS FERRY ROAD        FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018      DUNS#: 12-094-4665
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
[x]  9A.  AMENDMENT OF SOLICITATION NO.

     ---------------------------------------
     9B.  DATED (See Item 11)

     ---------------------------------------
[x]  10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

     ---------------------------------------
     10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended,  (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 13 on page 5 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED.




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE

       Oct. 26, 95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Glenn O. Cruze, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      26 Oct. 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
      1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00023

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER   CODE      M67854
                                  -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER:  LISA WERBICKAS 703-784-5822 EXT. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE  s1103A
   DCMAO ATLANTA                                      -------------
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.       (404) 813-0180
   7340 MCGINNIS FERRY ROAD        FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018      DUNS#: 12-094-4665
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A.  AMENDMENT OF SOLICITATION NO.
---
    ---------------------------------------
    9B. DATED (See Item 11)

    ---------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

    ---------------------------------------
    10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 13 on page 5 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF
          OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED.




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE

       Oct. 26, 95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Glenn O. Cruze, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE

      26 Oct. 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00023

The purpose of this modification is to: 1) correct administrative errors in Modifications P00006 and P00019, 2) correct a delivery quantity for Fort Eustis,
3) correct a delivery quantity for Camp Pendleton, 4) cancel the stop work order of Modification P00022 and cancel 9 Sets of Deployment cases under CLIN 0129 as a no-cost settlement, 5) provide the Government depot storage and administration at no cost in lieu of correction to the sets of deployment cases, 6) change the Project Officer, 7) provide additions to the delivery schedule in Section F-3 (See Attachments "A," "B," and "C."), 8) authorized acceptance and delivery of AT-4s and M-2s previously scheduled for delivery, 9) revise Section G-1, Purchasing Office POC, 10) revise SOW paragraph 3.1.3.1, 11) revise prices and provide funds for training video reproduction, 12) exercise options and revise prices for CLIN 0206, 13) provide funds, and 14) provide a summary of funds on contract.

1.   This modification hereby corrects the following administrative errors:

     a. In Modification P00006, Section 1 on page 2, all 4 deliveries of sub-CLINs listed as "0125AA" for IST Base Unit are hereby corrected to read "0125AB."

     b. In Modification P00019, Section 7 on page 4, the "current obligated amount on contract" for ACRN "AG" is hereby corrected to read ""$4,480,313" vice "$4,480,223." All other dollar amounts in Sections 7 and 8 of Modification P00019 are correct and remain unchanged unless otherwise stated herein.

2. In Modification P00018, page 4, STRICOM delivery to Fort Chaffee (which was subsequently changed to Fort Eustis, Virginia, in Modification P00020) the quantity to be delivered under CLIN 0203AC, M-9 Pistol, is hereby revised from "12" to "0." This corrects Section F-3 only and results in no change to Section
B. The M-9s, quantity 12, which were delivered to Fort Eustis shall be returned to the Contractor's facility at the expense of the Government and the applicable DD250 shall be corrected to change the quantity and price to zero (0) for the M-9s.

3. In Modification P00006, Delivery #4 to Camp Pendleton, the following correction in quantity is hereby made:

Del. #4            Quantity changed  Quantity changed
CLIN               from:             to:
----               ----------------  ----------------
0008               3                 2
0108AA             9                10

                                                               M67854-94-C-2014
                                                            Modification P00023

4. The STOP WORK ORDER of Modification P00022 is hereby canceled and the following quantities per sub-CLIN are hereby canceled and deleted under CLIN 0129 as shown below:

DELETE:
-------
CLIN     ACRN  Supplies/Services  QTY/UNIT   UNIT PRICE    AMOUNT
----     ----  -----------------  --------   ----------    ------
0129AA   AA    DEPLOYMENT         1 EA       $2,526.00   $2,526.00/*/
0129AB   AD    CASES              5 EA       $2,526.00   $12,630.00
0129AC   AD                       3 EA       $2,526.00   $7,578.00

                                                                M67854-94-C-2014
                                                             Modification P00023

/*/From CLIN 0129AA under ACRN AA, $2,494 of the $2,526 is transferred to CLIN 0101AA in paragraph 11C of this modification.

For the cancellation of the 9 sets of deployment cases above, the parties agrees to a no-cost settlement and a contract price reduction of $22,734.00.

5. As consideration for the sets of Deployment Cases that were shipped under CLIN 0129 that were poorly constructed of inferior materials, the Contractor agrees to provide depot storage and administrative support from 1 October 1995 through 1 January 1996 at no cost to the Government for all Government Property and spares related to the USMC, USMC Reserve, and NGB ISMT/IST Program, and the Contractor agrees to a no-cost settlement for the cancellation of 9 sets of Deployment Cases under CLIN 0129. (See paragraph 4 above.)

6.   In Section E-3 Project Officer and in Section G-2, paragraph (e), the
                    ---------------
Project Officer is hereby changed to:

          CAPT PAUL FONTANEZ, PHONE: (703) 784-3310, EXT. 249.

7. The following delivery schedules provided as attachments to this modification are hereby incorporated into Section F-3, FAR 52.212-1 TIME OF
                                                       --------------------
DELIVERY (APR 1984):
-------------------


Attachment "A"    USMC Deliveries #9A-#11B
Attachment "B"    NGB Deliveries (#33, 36)
Attachment "C"    USMC Training Schedule (Dec 95 - Feb 96)

8. As a result of paragraph 6 of Modification P00018 which permits use of used and reconditioned material for the AT-4 and M2.50 cal machine gun as specified within that paragraph, all previously scheduled deliveries of AT-4s and M-2s that were to be delivered prior to the execution date of this modification are revised to be due on 16 November 1996 at no change in contract price. All
                     ----------------
deliveries of AT-4s and M-2s scheduled after the date of this modification remain unchanged.

                                                                M67854-94-C-2014
                                                             Modification P00023

9.  In Section G-1 PURCHASING OFFICE POINT OF CONTRACT, the POC is revised to
                   -----------------------------------
the following:

        Lisa Campbell  Phone: (703) 784-5822, ext. 225
                       FAX:   (703) 784-5826

        COMMANDER
        ATTN:  CTQ-3LC
        MARCORSYSCOM
        2033 BARNETT AVE SUITE 315
        QUANTICO VA 22134-5010

10. The Statement of Work is revised to include the following to be added to the end of paragraph 3.1.3.1:

     "These videos shall include offensive combat, defensive combat, military shoot/no-shoot, and desert training. Additionally, the contractor shall provide reproduction videos for contractor-owned anti-armor, SWAT, and squad engagement SETS IV."

11.  As a result of paragraph 10 above, Section B is revised as follows:

     a. The prices for step-ladder range 1-125 are revised and the remaining prices remain unchanged but are shown for information purposes.

                                                                M67854-94-C02014
                                                             Modification P00023

OPTION                            STEP-LADDER           STEP-LADDER
------                            -----------           ------------
CLIN           SUPPLIES/SERVICES  QUANTITY    UNIT      UNIT PRICE
----           -----------------  --------    ----      ----------
0101           TRAINING VIDEO        1-125    EA          $410.00
               REPRODUCTION        126-250    EA          $351.00
                                   250-375    EA          $350.00
                                   376-500    EA          $349.00

0201           TRAINING VIDEO        1-125    EA          $429.00
               REPRODUCTION        126-250    EA          $367.00
                                   250-375    EA          $366.00
                                   376-500    EA          $366.00

0301           TRAINING VIDEO        1-125    EA          $450.00
               REPRODUCTION        126-250    EA          $385.00
                                   250-375    EA          $384.00
                                   376-500    EA          $383.00

0401           TRAINING VIDEO        1-125    EA          $471.00
               REPRODUCTION        126-250    EA          $403.00
                                   250-375    EA          $402.00
                                   376-500    EA          $401.00

     b. Section B is revised for the options exercised to date under CLIN 0101 as follows:

CLIN     ACRN   Supplies/Services  QTY/UNIT  UNIT PRICE     AMOUNT
----     -----  -----------------  --------  ----------  ------------

CHANGED FROM:
-------------
0101AA    AB   TRAINING VIDEO      48 EA       $352.00   $16,986.00
0101AB    AD    REPRODUCTION        7 EA       $352.00   $2,464.00
0101AC    AF                        9 EA       $352.00   $3,168.00
0101AD    AG                       27 EA       $352.00   $9,504.00
0101AA    AA                       43 EA       $ 58.00   $2,494.00/*/
          AD                        5 EA       $ 58.00   $290.00
0101AB    AD                        7 EA       $ 58.00   $406.00
0101AC    AD                        9 EA       $ 58.00   $522.00
0101AD    AF                       27 EA       $ 58.00   $1,566.00

* Transferred from CLIN 0129AA in paragraph 4 of this modification.

CHANGED TO:
-----------
0101AA    AA,AD   TRAINING VIDEO   48 EA       $410.00   $19,680.00
0101AB       AD    REPRODUCTION     7 EA       $410.00   $2,870.00
0101AC       AF                     9 EA       $410.00   $3,690.00
0101AD       AG                    27 EA       $410.00   $11,070.00

                                                            M67854-94-C-2014
                                                             Modification P00023


12.  Pursuant to Section C-3 Exercise of Options of the contract and pursuant to
                             -------------------
the agreement of paragraph 2 in Modification P00013:


a. Option CLIN 0206 is hereby exercised for an additional quantity of 40, and SLIN 0206AC is hereby created.

b. Pursuant to paragraph 2 in Modification P00013, the additional quantity of 40 is added to the quantity of 35 previously exercised under CLIN 0206 in Modification P00013 to re-establish the firm-fixed unit price for the total quantity of 75 (step-ladder range 51-75).

c. The unit price for the previously ordered 35 units is decreased from $19,493 by $1,468 to a new price of $18,025.
d.  The amount of SLIN 0206AA is decreased from $58,479.00 by ($4,404.00) to a
                                 ---------
new amount of $54,075.00 (ACRN AD).
e.  The amount of SLIN 0206AB is decreased from $623,776.00 by ($46,976.00) to a
                                 ---------
new amount of $576,800.00 (ACRN AG).
f.  The unit price for the options exercised herein, SLIN 0206AC, is $18,025.
g.  The following is incorporated in Section B:

CLIN      ACRN  SUPPLIES/SERVICES  QTY  UNIT PRICE    AMOUNT
----      ----  -----------------  ---  ----------    ------

DELETE 0206AA AND REPLACE WITH:
0206AA    AA    240G MACHINE GUN     3  $18,025.00  $ 54,075.00

DELETE 0206AB AND REPLACE WITH:
0206AB    AG    240G MACHINE GUN    32  $18,025.00  $576,800.00

EXERCISED HEREIN:
0206AC    AD    240G MACHINE GUN    40  $18,025.00  $721,000.00

13.  The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION
                                                  ----------------------------
DATA:
-----

AA 1731109 6445 031 00701 0 000027 2D 000000 644530036135 decrease ($32.00)
Doc. No. M9545094RC36135, Am. 2 (USMC)

AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092 increase $697,084.00
Doc. No. M9545094RC46092, Am. 2 (USMC)

AF 2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352 inc. $522.00
MIPR No. 95MP441 (STRICOM)

AG 9740350 10005 031 00701 0 000027 2D 000000 10050004R009 decrease ($45,410.00)
Doc. No. M9545095RC4R009 (USMCR)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                                                M67854-94-C-2014
                                                             Modification P00023

14.  Funds Obligated on contract are as follows:

----------------------------------------------------------------------
ACRN:            FUNDS             AMOUNT INCREASED OR      CURRENT
                 PREVIOUSLY        DECREASED ( ) BY THIS    OBLIGATED
                 OBLIGATED ON      MODIFICATION:            AMOUNT ON
                 CONTRACT AS OF                             CONTRACT:
                 MOD.A00006:
----------------------------------------------------------------------

AA                  $11,300,747   ($32) para. 5            $11,300,715

AB                  $5,425,000     $0                      $5,425,000

AC                  $1,053,650     $0                      $1,053,650

AD                  $5,619,426    ($12,630)   para. 5      $6,316,510
                                  ($7,578)    para. 5
                                   $290       para. 11c
                                   $406       para. 11c
                                  ($4,404)    para. 12d
                                   $721,000   para. 12g

                                   TOTAL CHANGE:
                                   $ 697,084

AE                  $244,200*      $0                      $244,200

AF                  $655,715       $522       para. 11c    $656,237

AG                  $4,480,313**   $1,566     para. 11c    $4,434,903
                                  ($46,976)   para. 12e

                                   TOTAL CHANGE:
                                  ($45,410)

AH                  $672,469       $0                      $672,469

AJ                  $994,824       $0                      $994,824

AK                  $30,000        $0                      $30,000

AL                  $459,955       $0                      $459,955

AM                  $98,886        $0                      $98,886
----------------------------------------------------------------------
TOTAL AMOUNT:       $31,035,185    $652,164                $31,687,349
-----------------------------------------------------------------------
*   Changed in Modification A00006.
**  Corrected in paragraph 1 of this modification.

15. As a result of this modification, the total contract firm-fixed price is hereby increased from $29,566,130.00 (as last shown in Modification A00006) by $652,164.00 to a new total contract firm-fixed price of $30,218,294.00.

16. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                             Modification P00023

USMC Delivery #9A
FOB Origin, 16 November 1995

Ship to:

Commanding Officer
Marine Barracks GD/SF
PSC 1401
FPO AE 09596-1401

DODAAC M52570
POC Capt LaClair DSN 723-2279/2344

CLIN      Qty      Description
--------  ---  -------------------

0001AA      2  ISMT Base Unit
0002        8  M-16
0003        4  M-9
0004        2  Shot Gun
0105AA      1  M-249 SAW
0105AC      1  M-249 SAW
0106AA      2  M240G
0107AA      2  SMAW
0108AA      2  AT-4
0109AA      2  Mk-19
0110AA      2  M-2
0111AA      2  M-203
0012        0  MP-5
0118AA      2  FO
0014        2  Night Vision P00032
0015        2  Training Video
0016AB      2  Training Video
0021        2  O&M Manuals
0024AA      1  Initial Consumables

0117AC      1  Shoot-back
0122AA      1  Scenario Tool Set
                                                                  ATTACHMENT "A"

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #9B
FOB Origin, 16 November 1995

Ship to:

Commanding Officer
MCSFCO Roosevelt Roads
PSC 1008 Box 3003
FPO AA, 34051-8600

DODAAC M52610
POC:  Capt D.J. Medrano 809-865-4158/4160 (DSN 831-4158)

CLIN      Qty   Description
--------  ---  --------------

0100AA      1  ISMT Base Unit
0102AA      4  M-16
0103AA      2  M-9
0104AA      1  Shot Gun 0004 P00032
0105AC      1  M-249 SAW
0106AA      1  M240G
0107AA      1  SMAW
0108AA      1  AT-4
0109AA      1  Mk-19
0110AA      1  M-2
0111AA      1  M-203
0012AA      1  MP-5
0118AB      1  FO
0014        1  Night Vision P00032
0101AA      1  Training Video
0120AA      1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC                                    Delivery #9C
FOB Origin, 16 November 1995

Ship to:

Supply Officer
Training and Education Directorate
Bldg 4335, Rm 159
Marine Corps Air Station
Cherry Point, NC 27533-0019

DODAAC M00146
POC Mr Ethridge, 919-466-5303, DSN 582-5303/2962

CLIN      Qty   Description
--------  ---  --------------

0100AA      3  ISMT Base Unit
0102AA     12  M-16
0103AA      8  M-9
0004AA      1  Shot Gun
0104AA      2  Shot Gun
0105AC      2  M-249 SAW
0106AA      2  M240G
0107AA      0  SMAW
0108AA      1  AT-4
0109AA      0  Mk-19
0110AA      1  M-2
0111AA      3  M-203
0012        0  MP-5
0118AB      3  FO
0014        3  Night Vision P00032
0101AA      3  Training Video
0120AA      3  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Deliver #10A
FOB Orgin, 15 December 1995

Ship to:

Supply Officer
MCSFCO, Keflavik
PCS 1003, Box 20
FPA AE 09728-0320

DODAAC M52630
POC:  Capt Aeschbach 011-354-25-2198 (DSN 450-2198/4482)

CLIN      Qty   Description
--------  ---  --------------
[S]       [C]  [C]

0100AA      1  ISMT Base Unit
0102AA      4  M-16
0103AA      2  M-9
0104AA      1  Shot Gun
0105AC      1  M-249 SAW
0106AA      1  M240G
0107AA      1  SMAW
0108AA      1  AT-4
0109AA      1  Mk-19
0110AA      1  M-2
0111AA      1  M-203
0012        1  MP-5
0118AB      1  FO
0014        1  Night Vision
0101AA      1  Training Video
0021        1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #10C
FOB Origin, 15 December 1995

Ship to:

Commanding Officer
MCSFCO Rota
PSC 819, Box 13
FPO AE 09645-2700

DODAAC M52600
POC Capt Warner 011-34-56-82-2474 (DSN 727-2474/2472)

CLIN      Qty   Description
--------  ---  --------------
[S]       [C]  [C]

0100AA      1  ISMT Base Unit
0102AA      4  M-16
0103AA      2  M-9
0104AA      1  Shot Gun
0105AC      1  M-249 SAW
0106AA      1  M240G
0107AA      1  SMAW
0108AA      1  AT-4
0109AA      1  Mk-19
0110AA      1  M-2
0111AA      1  M-203
0012        1  MP-5
0118AB      1  FO
0014        1  Night Vision P00026
0101AA      1  Training Video
0120AA      1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #10E
FOB Origin, 15 December 1995

Ship to:

Commanding Officer
MCSFCO Souda Bay
U. S. Naval Support Activity
PSC 814 Box 34
FPO AE 09865-0117

DODAAC M62540
POC 1stLt Flinter 011-30-821-63383/40 (DSN 266-1369-1367)

CLIN       QTY   DESCRIPTION
---------  ---  --------------

0100AA       1  ISMT Base Unit
0102AA       4  M-16
0103AA       2  M-9
0104AA       1  Shot Gun
0105AC       1  M-249 SAW
0106AA       1  M240G
0107AA       1  SMAW
0108AA       1  AT-4
01099AA      1  Mk-19
0110AA       1  M-2
0111AC       1  M-203
0012         1  MP-5
0118AB       1  FO
0119AA       1  Night Vision
0101AA       1  Training Video
0120AA       1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #10F
FOB Origin, 15 December 1995

Ship to:

Commanding Officer
MCSFCO Diego Garcia
POC: GySgt Stevenson DSN 370-2981/2991/2873

CLIN      QTY   DESCRIPTION
--------  ---  --------------

0100AA      1  ISMT Base Unit
0102AA      4  M-16
0103AA      2  M-9
0104AA      1  Shot Gun
0105AC      1  M-249 SAW
0106AA      1  M240G
0107AA      1  SMAW
0108AA      1  AT-4
0109AA      1  Mk-19
0110AA      1  M-2
0111AC      1  M-203
0012        1  MP-5
0118AB      1  FO
0119AA      1  Night Vision
0101AA      1  Training Video
0120AA      1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #11A
FOB Origin, 16 January 1996

Ship to:

Commanding Officer
ATTN: NCOIC, TAVSD, S3TA
POC Msgt Burgess/GySgt Welch 803-522-7614/7689 (DSN 832-7614)

CLIN      QTY   DESCRIPTION
--------  ---  --------------

0100AA      2  ISMT Base Unit
0100AB      1  ISMT Base Unit
0102AA      8  M-16
0102AC      4  M-16
0103AA      2  M-9
0103AC      6  M-9
0104AA      3  Shot Gun
0105AC      2  M-249 SAW
0106AA      2  M240G
0107AA      0  SMAW
0108AA      2  AT-4
0109AA      0  Mk-19
0110AA      2  M-2
0111AC      3  M-203
0012        0  MP-5
0118AB      3  FO
0119AA      3  Night Vision
0101AA      3  Training Video
0120AA      2  O&M Manuals
0120AC      1  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023


USMC Delivery #11B
FOB Origin, 16 January 1996

Ship to:

Commanding General
Traffic Management Office
Attn: TAVSC, Bldg 651
Marine Corps Recruit Depot
Parris Island, SC  29905-9001

DODAAC 32001
POC: Sgt Jones, 803-525-2266

CLIN      QTY  DESCRIPTION
----      ---  --------------

0100AB      3  ISMT Base Unit
0102AC     12  M-16
0103AC      8  M-9
0104AA      1  Shot Gun
0105AC      3  M-249 SAW
0106AA      2  M240G
0107AA      1  SMAW
0108AB      1  AT-4
0109AA      1  Mk-19
0110AA      1  M-2
0111AC      5  M-203
0012        0  MP-5
0218AA      3  FO
0119AA      1  Night Vision
0101AA      3  Training Video
0120AC      3  O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00023

Delivery #11C, 16 January 1996

Ship to:
Commanding General
Attn: Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC  28542-0004

DODAAC M93177
POC: Mr. Ed Gavre, 910-451-3218/2371

CLIN      QTY     DESCRIPTION
--------  ---  -----------------

0100AB      6  ISMT Base Unit
0101AA      6  Training Video
0102AC     24  M-16
0103AC     12  M-9
0104AB      6  Shot Gun
0105AC      6  M-249 SAW
0106AA      6  M2406
0107AA      5  SMAW
0108AB      6  AT-4
0109AA      3  Mk-19
0109AB      5  MK-19
0110AA      3  M-2
0110AB      4  M-2
0111AC      6  M-203
0012        4  MP-5
0218AA      6  FO
0119AA      3  Night Vision
0119AB      3  Night Vision
0120AC      6  O&M Manuals

0117AC      1  Shoot-back
0122AA      1  Scenario Tool Set
0128AB      2  IST Adapter

                                                                M67854-94-C-2014
                                                             Modification P00023

Delivery schedule for NGB:
-------------------------

In Attachment "C" of Modification P00018, the following changes are incorporated:

             a. In NGB Delivery #22, the zip code is provided for Edinburgh, IN:
                   ----------------
                46124-1096

             b. In NGB Delivery #24, the zip code is provided for Braggs, OK:
                   ----------------
                74423-0029

             c. In NGB Delivery #33, Delivery date: 30 November 1995, "TBD (WI)"
                   -------------------------------------------------
                is deleted and replaced with the following:

             Del.#33   Training and Training Technologies
                       Battle Lab
                       BLDG# 3601
                       Ft. Dix, NJ  08640-5225
                       POC: MAJ Bill Heineman
                       (609) 724-6442
                       UIC: W7KWAA

             d. In NGB Delivery #36, Delivery date: 30 November 1995, "TBD (Or)"
                   -------------------------------------------------
                is deleted and replaced with the following:

             Del. #36  Oregon Military Department
                       Detachment 3, HQs STARC
                       BLDG# 7021
                       P.O. Box 497E
                       Warrenton, OR 97146-9711
                       POC: CPT Rolph
                       (503) 861-3835; DSN 555-3972
                       UIC: W88AA3



                                                                  ATTACHMENT "B"

                                                                M67854-94-C-2014
                                                             Modification P00023


DELIVERY SCHEDULE FOR TRAINING
------------------------------

SLIN:             LOCATION:          TRAINING DATE:
-----             ---------          --------------
0221BB            Guantanamo Bay     6-7 DEC 95
0221AT            MCSF Puerto Rico   11-12 DEC 95
0023AJ, 0047AJ    Cherry Point       13-15 DEC 95
P00029            MCSF Keflavik      15-16 JAN 96
0221AS            MCSF London        20-21 JAN 96
0221AS            MCSF Rota          24-25 JAN 96
                  MCSF Naples        15-16 JAN 96
                  MCSF Souda         20-21 JAN 96
0021AT            MCSF Diego Garcia  24-25 FEB 96




                                                                  ATTACHMENT "C"

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00024

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYCOM
BARRNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER: LISA WERBICKAS   703-784-5822 EXT. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
805 WALKER STREET
MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665

   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
(X)10A. MODIFICATION OF CONTRACT/ORDER
---
        M67854-94-C-2014
   10B. DATED (See Item 13)
--------------------------------------------------------------------------------

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completeing items 8 and 15, and returning     copies of the amendment;
                                                 ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not applicable
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF
          OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to 1)Exercise options 0231 - 041 and 2) revise the training dates at Quantico.

1.  Pursuant to Section Section C-3 Exercise of Options of the contract, the
                                    -------------------
following Option CLIN's are hereby exercised at no charge and no change in contract price: CLINS 0231, 0232, 0233, 0234, 0235, 0236, 0237, 0238, 0239,
0240, and 0241.

2. The parties agree that in paragraph 4 of Modification P00019, the Delivery Schedule for the ON-SITE TRAINING at Quantico, SLINs 0023AC and 0047AC, is hereby changed from "7-9 NOV 95" to "14-16 NOV 95."


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       3 NOV 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       NOV 3 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00024

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS          (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665

   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
(X)10A. MODIFICATION OF CONTRACT/ORDER
---     M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not applicable
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is 1) exercise options 0231 - 0241 and 2) revise the training dates at Quantico.

1. Pursuant to Section Section C-3 Exercise of Options of the contract, the following Option CLIN's are hereby exercised at no charge and no change in contract price: CLINS 0231, 0232, 0233, 0234, 0235, 0236, 0237, 0238, 0239,
0240, and 0241.

2. The parties agree that in paragraph 4 of Modification P00019, the Delivery Schedule for the ON-SITE TRAINING at Quantico, SLINs 0023AC and 0047AC, is hereby changed from "7-9 NOV 95" to "14-16 NOV 95."


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE

       3 NOV 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       NOV 3 1995
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE
          J

--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    A00006

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   24 OCT 95

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.    ISSUED BY DCMDS-GAAA  CODE      S1103A
                                  -------------
DCMAO ATLANTA
805 Walker Street, Marietta, GA 30060-2789
Contract Administrator: Jo Luedtke
DSN 697-6398 Comm. (404) 590-6398
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------


--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.
   7340 MCGINNIS FERRY ROAD
   SUWANEE GA 30174-2806


--------------------------------------------------------------------------------
   CODE  76478     FACILITY CODE (CEC)
--------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

     ---------------------------------------
9B.  DATED (See Item 11)

     ---------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

     ---------------------------------------
10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
AE:  9750400    1320 C299 P5F30 2525 DPAM 5 8040 503733 5F30 63744E NET DECREASE
$17,814
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1 CHANGES - FIXED PRICE
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contract [ ] is not, [x] is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to definitize the changes implemented by modification P00004 at a total price of $244,200.00 as set forth below.

      CLIN         Description         Qty    Unit   Unit Price    Amount
     ---------------------------------------------------------------------
     0125AC       Incorporation         6     EA     $40,700      $244,200
               of ECP 76478-005/94


As a result of this modification the total contract price is hereby increased by $244,200, from $29,321,930 to $29,566,130. The contractor hereby releases the Government from any and all further claims which may result as a consequence of the changes effected by modification P00004.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       25 OCT 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY  Administrative Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       10/25/95
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 3 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
43     3269490                                    A      Pawl, Feed Tray
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
44     3269491                                    A      Pin, Locking
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
45     3269492                                    B      Bushing, Lever Drive Primary
                                                         MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
46     3269497                                    B      Spring, Pawl Feed MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
47     3269498                                    A      Block, Safety Slide
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
48     3269499                                    A      Slide, Safety
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
49     3269502                                    A      Spring, Primary Pawl
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
50     3269503                                    A      Arm, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
51     3269506                                    A      Charger Housing, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
52     3269507                                    A      Charger Housing, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
53     3269512                                    B      Back Plate, Weldment Guide,
                                                         Spring MK-19
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
54     3269513                                    B      Plunger, Lock
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
55     3269515                                    A      Spring, Pawl
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
56     3269516                                    A      Lock, Charger Handle
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
57     3269517                                    A      Spring, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
58     3269518                                    A      Lever, Safety
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
59     3269519                                    A      Safety, Thumb
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
60     3269520                                    A      Plunger, Spring
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
61     3269521                                    B      Pin Safety Lever MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                        REASON FOR ECN:
                                       -----------------------------------------
                        --------------------------------------------------------
                        --------------------------------------------------------

[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 3 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
62     3269522                                    A      Pin, Safety Mechanism
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
63     3269523                                    A      Pin, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
64     3269524                                    A      Arm, LH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
65     3269533                                    B      Plate, Trigger Manual MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
66     3269534                                    B      Body MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
67     3269535                                    B      Rod Operating MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
68     3269537                                    A      Rod, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
69     3269538                                    A      Bushing, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
70     3269539                                    A      Spring, RCVR Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
71     3269543                                    A      WASHER, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
72     3269544                                    A      Retainer, Spring
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
73     3269551                                    A      Body, Buffer, Receiver
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
74     3269552                                    A      Buffer Rod Assembly
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
75     3269553                                    A      Pin, Recoil
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
76     3269554                                    A      Retainer, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
77     3269555                                    A      Cap, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
78     5009369                                    B      Tuble, Handle MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
79     5013684                                    A      Grip, Retracting Slide
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
80     5526201                                    A      Buffer, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                                  REASON FOR ECN:
                                                  -----------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------
[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 5 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
81     5526202                                    A      Rod, Sear Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
82     5526203                                    A      Washer, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
83     6313799                                    B      Bolt, Retracting MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
84     6313800                                    B      Bolt, Retracting MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
85     7265561                                    B      Grip, Handle MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
86     3269400                                    B      Simulator, MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
87     3269401                                    B      Bolt and Back Plate Assy MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
88     3269415                                    B      Control Grip Assembly MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
89     3269426                                    B      Lever, Drive Primary MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
90     3269429                                    B      Housing, Feeder MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
91     3269431                                    B      Tray, Feed MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
92     3269457                                    B      Sear, Bolt MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
93     3269460                                    B      Receiver MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
94     3269461                                    B      Bolt, MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
95     3269470                                    B      Sear, Receiver MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
96     3269484                                    B      Top, Cover MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
97     1010639                                    A      Casting, Top Cover MK-19
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                        REASON FOR ECN:
                                       -----------------------------------------
                        --------------------------------------------------------
                        --------------------------------------------------------
[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       2

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00025

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
      CODE CTQ 3Lc, MARCORSYSCOM
      BARNETT AVE SUITE 315
QUANTICO, VA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE    S1103A
                                                        -------------
      DCMAO
      ATTN DCMDS-GAACA
      805 WALKER STREET
      MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC      (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO

---------------------------------------
    9B. DATED (See Item 11)

---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning --- copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NOT APPLICABLE
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
    IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
 X   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      ----------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLEN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

     14 Novmber, 1995
--------------------------------------------------------------------------------

                                                                M67854-94-C-2014
                                                             Modification P00025


The purpose of this modification is to: 1) correct administrative errors in Modifications P00006 and P00018 and 2) revise NGB Delivery #33.

1.   This modification hereby corrects the following administrative errors:

     a. In Modification P00006, page 4, USMC Delivery #2 to Camp Lejeune, the following correction in quantity is hereby made:

        Del. #2        Quantity changed  Quantity changed
        CLIN           from:             to:
        ----           -----             ---

        0006           9                 8
        0106AA         0                 1

     b. In Modification P00018, paragraph 7(f), the description of SLIN 0125AF is revised to the following:

     "Deviation D0001-95 for the units contained in SLIN 0125AE only." (vice 0125AD)

2.   In Modification P00023, Attachment "B," paragraph (c), NGB Delivery #33,
                                                            -----------------
Delivery date:  30 November 1995, is revised from the Ft. Dix, NJ address to the
--------------------------------
following:

NGB Del. #33   1/121 Infantry
               Maynard and Lee Street
               Winder, GA 30680
               POC: 1LT White
               (404) 867-8336

3. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00026

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOME
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 EXT. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than Item 6)        CODE       S1103A
                                                         -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC      (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018    DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      --------------------------
   BY (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       11/29/95

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF,  UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       30 NOV 95
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00026


The purpose of this modification is to incorporate ECP 76478-007/95 at no change in contract price and to make corrections and revisions to Section F. Accordingly, the above numbered contract is modified as follows:

1. In order to concur with and incorporate Engineering Change Proposal 76478-007/95 provided as Attachment 1 to this modification, the above numbered contract is hereby modified as follows:

     a.   Description of Change
          ---------------------

     Change source of supply for MK19 simulators.  See Block 19 of Attachment 1.

     b.   Production Effectivity
          ----------------------

     The changes in paragraph 1.a. shall be incorporated into CLINs 0009 and 0109 not delivered prior to this modification and Option CLINs 0209, 0309, and 0409 if and to the extent exercised.

     c.   Effect on Delivery Schedule
          ---------------------------

     None.

     d.   No Change in Contract Price
          ---------------------------

     There is no change in contract price as a result of this change.

2.   The following changes are hereby made in Section F:

     a.  In Modification P00013, Attachment "A," SLIN "0104AB" under "0104" is
                                                                      ----
     changed to: "0104AD."

     b. In Modification P00018, paragraph 8 on page 9, the location assigned for shipping under Document Number W32G11-5216-9850 is revised from "Fort Chaffee, AR" to "Fort Eustis, VA."

     c. In Modification P00018, Attachment "C," National Guard Bureau (NGB) Deliveries #20 through #42 are hereby revised as follows:

          Delete:        0118AB     Forward Observer    Qty 1
          Replace with:  0118AC     Forward Observer    Qty 1

                                                                M67854-94-C-2014
                                                             Modification P00026


     d. In Modification P00023, Attachment "A," USMC Delivery #10B is revised as follows:

          Delete:         0021         O&M Manual           Qty 1
          Replace with:   0120AA       O&M Manual           Qty 1

     e. In Modification P00023, Attachment "A," USMC Delivery #10C is revised as follows:

          Delete:         0014AA
          Replace with:   0014

3. The delivery of SLINs 0017AA and 0017AB, as stipulated in paragraph 3 of Modification P00018, is due on 1 December 1995. Early delivery on 30 November 1995 is authorized. Note: As noted in Attachments "A" and "B" of Modification P00018, partial shipments are not authorized.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1

Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquaters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.

--------------------------------------------------------------------------------
1.  DATE (YYMMDD)                                      Form Approved
    95/11/29                                           OMB No. 0704-0188

--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NO.
    M67854

--------------------------------------------------------------------------------
3.   DODAAC

--------------------------------------------------------------------------------
4.  ORIGINATOR

a.  TYPED NAME (First, Middle Initial, Last)

Firearms Training Systems, Inc.


b.  ADDRESS (Street, City, State, Zip Code)

7340 McGinnis Ferry Road
Suwanee, GA  30174

--------------------------------------------------------------------------------
5.  CLASS OF ECP

II

--------------------------------------------------------------------------------
6.  JUST CODE.
      0

--------------------------------------------------------------------------------
7.  PRIORITY
      R

--------------------------------------------------------------------------------
8.  ECP DESIGNATION

a.  MODEL/TYPE             b.  CAGE CODE            c.  SYSTEM DESIGNATION
                           76478                    ISMT



d.  ECP NO.                e.  TYPE                 f.  REV
76478-007/95               F                        R1

--------------------------------------------------------------------------------
9.  BASELINE AFFECTED

[_]   FUNCTIONAL      [X]     PRODUCT

[_]   ALLOCATED


--------------------------------------------------------------------------------
10.   OTHER SYS./CONFIG. ITEMS AFFECTED

[_]    YES               [X]   NO

--------------------------------------------------------------------------------

11.  SPECIFICATIONS AFFECTED                                             12.  DRAWINGS AFFECTED

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                   CAGE Code     Specification/Document No.    Rev.      SCN       CAGE Code       Number    Rev.     NOR
a.   SYSTEM                                 PD-94-003
------------------------------------------------------------------------------------------------------------------------
b.   DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------
c.   PRODUCT
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.  TITLE OF CHANGE    Change source of supply for MK19 simulators.

--------------------------------------------------------------------------------
14.  CONTRACT NO. AND LINE ITEM
M67854-94-C-2014            CLIN    0009, 0109, 0209, 0309,
                                    0409

--------------------------------------------------------------------------------
15.  PROCURING CONTRACTING OFFICER

a.   NAME (First, Middle Initial, Last)  Glenn O. Cruze

b,   CODE   CTQ

c.   TELEPHONE NO.   703-640-5822X

--------------------------------------------------------------------------------
16.  CONFIGURATION ITEM NOMENCLATURE    MK-19 Heavy Machine Gun

--------------------------------------------------------------------------------
17.  IN PRODUCTION

[X]         [_] NO
      YES

--------------------------------------------------------------------------------
18.  ALL LOWER LEVEL ITEMS AFFECTED
a.   NOMENCLATURE    N/A               b.   PART NO.                    c.   NSN

--------------------------------------------------------------------------------
19.  DESCRIPTION OF CHANGE          Change source of supply for MK19 simulators.

--------------------------------------------------------------------------------
20.  NEED FOR CHANGE

     Cost of MK19 provided by Saco Defense and intent to make into a non-gun.

--------------------------------------------------------------------------------
21.  PRODUCTION EFFECTIVITY BY SERIAL NUMBER

--------------------------------------------------------------------------------
22.  EFFECT ON PRODUCTION DELIVERY SCHEDULE

      None

--------------------------------------------------------------------------------
23   RETROFIT

a.   RECOMMENDED ITEM EFFECTIVITY

b.   SHIP/VEHICLE CLASS AFFECTED

c.   ESTIMATED KIT DELIVERY SCHEDULE

d.   LOCATIONS OR SHIP/VEHICLE NUMBERS AFFECTED
--------------------------------------------------------------------------------
24.  ESTIMATED COSTS/SAVINGS UNDER CONTRACT

--------------------------------------------------------------------------------
25.  ESTIMATED NET TOTAL COSTS/SAVINGS

--------------------------------------------------------------------------------
26   SUBMITTING ACTIVITY
a.   AUTHORIZED SIGNATURE  /s/ Bob Terry

b.   TITLE    Bob Terry, Director of Programs

--------------------------------------------------------------------------------
27.  APPROVAL/DISAPPROVAL
a.   CLASS I
        APPROVAL                  DISAPPROVAL
   [_]  RECOMMENDED          [_]  RECOMMENDED

b.   CLASS II
    [X]     APPROVED         [_]  DISAPPROVED

c.   CLASS III               [_]  DO NOT CONCUR IN
     [_]    CONCUR IN             CLASSIFICATION OF
     CLASSIFI-                    CHANGE
     CATION OF
     CHANGE

d.   GOVERNMENT ACTIVITY

e.   SIGNATURE

f.   DATE SIGNED
      (YYMMDD)

g.   APPROVAL
    [X]     APPROVED
    [_]     DISAPPROVED

h.   GOVERNMENT ACTIVITY
     MARCORSYSCOM

i.   SIGNATURE
     /s/ Carl J. Fortenburg

j.   DATE SIGNED
     (YYMMDD)

     9511.29
--------------------------------------------------------------------------------
DD Form 1692, APR 92 EF-V1) (parFORM PRO)        Previous editions are obsolete.

                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 3 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
43     3269490                                    A      Pawl, Feed Tray
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
44     3269491                                    A      Pin, Locking
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
45     3269492                                    B      Bushing, Lever Drive Primary
                                                         MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
46     3269497                                    B      Spring, Pawl Feed MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
47     3269498                                    A      Block, Safety Slide
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
48     3269499                                    A      Slide, Safety
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
49     3269502                                    A      Spring, Primary Pawl
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
50     3269503                                    A      Arm, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
51     3269506                                    A      Charger Housing, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
52     3269507                                    A      Charger Housing, RH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
53     3269512                                    B      Back Plate, Weldment Guide,
                                                         Spring MK-19
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
54     3269513                                    B      Plunger, Lock
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
55     3269515                                    A      Spring, Pawl
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
56     3269516                                    A      Lock, Charger Handle
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
57     3269517                                    A      Spring, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
58     3269518                                    A      Lever, Safety
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
59     3269519                                    A      Safety, Thumb
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
60     3269520                                    A      Plunger, Spring
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
61     3269521                                    B      Pin Safety Lever MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                        REASON FOR ECN:
                                       -----------------------------------------
                        --------------------------------------------------------
                        --------------------------------------------------------

[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 3 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
62     3269522                                    A      Pin, Safety Mechanism
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
63     3269523                                    A      Pin, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
64     3269524                                    A      Arm, LH
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
65     3269533                                    B      Plate, Trigger Manual MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
66     3269534                                    B      Body MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
67     3269535                                    B      Rod Operating MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
68     3269537                                    A      Rod, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
69     3269538                                    A      Bushing, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
70     3269539                                    A      Spring, RCVR Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
71     3269543                                    A      WASHER, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
72     3269544                                    A      Retainer, Spring
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
73     3269551                                    A      Body, Buffer, Receiver
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
74     3269552                                    A      Buffer Rod Assembly
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
75     3269553                                    A      Pin, Recoil
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
76     3269554                                    A      Retainer, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
77     3269555                                    A      Cap, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
78     5009369                                    B      Tuble, Handle MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
79     5013684                                    A      Grip, Retracting Slide
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
80     5526201                                    A      Buffer, Sear
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                                  REASON FOR ECN:
                                                  -----------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------
[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


                          [_]     HOT    f.a.t.s  ENGINEERING  CHANGE  NOTICE
                                                                                                            CLASS         ECN #
                                                     [_] MCN [_] PNC [X] ENC               PAGE 5 OF 5    1 [X]  2  [_]   4443

                                                        REVIEW & APPROVALS
                                                     -------------------------
                              [_] IMMEDIATE
                                  DISTRIBUTION
                                  [_] [_] [_] [_] [_]
PRODUCT  Simulator, MK-19                                PROJECT ENG. ________   DATE ___  [_] Q43 ATTACHED      DISPOSITION CODES
         ------------------                              R & D MGR. __________   DATE ___
                                                         RESP. MFG. ENG. _____   DATE ___  [_] TESTING NOT       SCRAP         S
REQUESTED BY ______________                              MAT. CNTRL. _________   DATE ___      REQUIRED                       ---
                                                         SERVICE _____________   DATE ___      _________         REWORK        R
SUPERVISOR ________________                              PURCH. ______________   DATE ___      TEST MGR                       ---
                                                         PROG. MGT. __________   DATE ___      ______________    MUST CONFORM  M
DEPT. _____________________                              CONFIG. MGR. ________   DATE ___      FAILURE/PROBLEM                ---
                                                         Q.A. ________________   DATE ___      [_] RESPONSE      USE AS IS     U
DATE ______________________                                                                    NO.____________                ---


CUSTOMER ___________________

                                                         DISPOSITION NOTES:                                                     I
                                                                                                                                N
                                                         -----------------------------------
                                                                                                                                H
                                                         -----------------------------------                                    O
                                                                                                                                U
                                                         -----------------------------------                             O   I  S
                                                                                                                         N   N  E

                                                                                                                 S       O   F  E
                                                                                                                 T       R   I  Q
                                                                                                                 O   W.  D   E  U
                                                                                                                 C   I.  E   L  I
                                                                                                                 K   P.  R   D  P.
                                      ADD/
                   COMPONENT          DEL/       NEW
ITEM   PARENT P/N  PART NUMBER        CHG   QTY  REV     DOCUMENT TITLE/DESCRIPTION OF CHANGE     EFFECITIVTY
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
81     5526202                                    A      Rod, Sear Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
82     5526203                                    A      Washer, Buffer
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
83     6313799                                    B      Bolt, Retracting MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
84     6313800                                    B      Bolt, Retracting MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
85     7265561                                    B      Grip, Handle MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
86     3269400                                    B      Simulator, MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
87     3269401                                    B      Bolt and Back Plate Assy MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
88     3269415                                    B      Control Grip Assembly MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
89     3269426                                    B      Lever, Drive Primary MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
90     3269429                                    B      Housing, Feeder MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
91     3269431                                    B      Tray, Feed MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
92     3269457                                    B      Sear, Bolt MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
93     3269460                                    B      Receiver MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
94     3269461                                    B      Bolt, MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
95     3269470                                    B      Sear, Receiver MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
96     3269484                                    B      Top, Cover MK-19 F.A.T.S.
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -
97     1010639                                    A      Casting, Top Cover MK-19
----   ----------  -----------        ---   ---  ---     ------------------------------------     -----------    -   -   -   -  -

                        REASON FOR ECN:
                                       -----------------------------------------
                        --------------------------------------------------------
                        --------------------------------------------------------
[_]  DOCS. AS BUILT
[_]  DWG CHANGE


                              + + + + + + + + + +


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       2

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00025

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
      CODE CTQ 3Lc, MARCORSYSCOM
      BARNETT AVE SUITE 315
QUANTICO, VA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE    S1103A
                                                        -------------
      DCMAO
      ATTN DCMDS-GAACA
      805 WALKER STREET
      MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC      (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO

---------------------------------------
    9B. DATED (See Item 11)

---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning --- copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    NOT APPLICABLE
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
    IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
 X   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      ----------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLEN O. CRUZE, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ GLENN O. CRUZE
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

     14 Novmber, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE
           1

--------------------------------------------------------------------------------
PAGE OF PAGES
 1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00027

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED                CODE      M67854
                                -------------
BY COMMANDER CODE
ATTN CODE CTQ 3LC, MARCORSYSCOM
2033 BARRNETT AVE., SUITE 315
QUANTICO, VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 ext. 225
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than Item 6)        CODE
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC.    (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-7041
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014


   10B. DATED (See Item 13)
   ---------------------------------------
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 3 on page 2 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1 CHANGES - FIXED PRICE (APRIL 1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       11 Dec 1995

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      ELLEN SIMONOFF, UNITED STATES, MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       11 Dec 95
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00027



The purpose of this modification is to: 1) revise SLIN 0221CA to Ft Eustis, 2) provide delivery address for NGB #39 and delivery date for SLIN 0221CA, and 3) reduce funds and contract price for change to SLIN 0221CA. Accordingly, the above numbered contract is modified as follows:

1. In Section B as shown in Attachment "A" to Modification P00019, the location of SLIN 0221CA is hereby changed from Ft Chaffee, AR to Ft Eustis, VA, and as a result, the firm-fixed price is reduced from $7,045.00 by $956 to a new price of $6,089.00. Accordingly, SLIN 0221CA in Section B is revised to read as follows:

                                     Mini. # of
                                     Contractor
                            Days of  Employees to           Un
SLIN    ACRN  Description  Training  Provide Trng:  Qty/Un  Price      Amount
----    ----  -----------  --------  -------------  ------  -----      ------

0221CA   AF   On-site Trng    3          2           1 EA   $6,089.00  $6,089.00
              Ft Eustis, VA

2.    Changes are made in Section F-3, FAR 52.212-1 TIME OF DELIVERY (APR 1984),
                                       ----------------------------------------
as follows:

      a.  In Modification P00018, Attachment "C," the address for NGB Delivery
                                                                  ------------
#39, Delivery date: 29 December 1995, is provided below:
------------------------------------

          Camp Ethan Allen Training Site
          Building 1
          Lee River Road
          Jericho, VT 05465

          POC: MAJ Briggs
          (802) 899-2811

          UIC:  W8BF05

      b.  The following is added to the DELIVERY SCHEDULE FOR TRAINING:
                                        ------------------------------

          SLIN      LOCATION            TRAINING DATE:
          ----      --------            ------------

          0221CA    Ft Eustis, VA       19-21 DEC 95


                                                                M67854-94-C-2014

                                                            Modification P00027

3.  As a result of paragraph 1 of this modification, Section G-3 ACCOUNTING AND
                                                             ------------------
APPROPRIATION DATA is revised as follows:
------------------

AF  2152035 56S 6S01 P53702062 3110 S18001 8548550205 850000 352
     MIPR No. 95MP441, Am. 1(STRICOM)           decrease ($956.00)

                                                                M67854-94-C-2014
                                                             Modification P00027


4.   Funds obligated on contract are as follows:

==============================================================
                 FUNDS            AMOUNT
                 PREVIOUSLY       INCREASED OR     CURRENT
                 OBLIGATED ON     DECREASED ( )    OBLIGATED
                 CONTRACT AS OF   BY THIS          AMOUNT ON
ACRN             MOD. P00023:     MODIFICATION:    CONTRACT:
==============================================================

AA               $11,300,715      $0              $11,300,715

AB               $5,425,000       $0              $5,425,000

AC               $1,053,650       $0              $1,053,650

AD               $6,316,510       $0              $6,316,510

AE               $244,200         $0              $244,200

AF               $656,237        ($956.00)        $655,281

AG               $4,434,903       $0              $4,434,903

AH               $672,469         $0              $672,469

AJ               $994,824         $0              $994,824

AK               $30,000          $0              $30,000

AL               $459,955         $0              $459,955

AM               $98,886          $0              $98,886
--------------------------------------------------------------
TOTAL AMOUNT:    $31,687,349     ($956.00)        $31,686,393
==============================================================


5. As a result of this modification, the total contract firm-fixed price is hereby decreased from $30,218,294.00 (as last shown in Modification P00023) by $956 to a new total contract firm-fixed price of $30,217,338.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES


--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00028

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE)         FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-c-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994

--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          SECTION C-3 EXERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR



      --------------------------
  BY: (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED



--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      12-12-95
--------------------------------------------------------------------------------
SN   7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                                     Mod. P00028


The purpose of this modification is to exercise options, to correct Delivery #10A, and to provide funds. Accordingly, the above numbered contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, the following options are hereby exercised and incorporated into Section B:

CLIN     ACRN   DESCRIPTION             QTY  UNIT PRICE    AMOUNT
----     ----  -------------            ---  ----------  -----------
0202
-------
0202AA   AD    M-16A2         USMC      202  $ 2,203.00  $445,006.00
0202AB   AG                   Reserves   24  $ 2,203.00  $ 52,872.00
                                        ---
                                        226
0204
-------
0204AC   AD    12 GAUGE       USMC       51  $ 1,384.00  $ 70,584.00
               SHOTGUN
0204AD   AG                   Reserves   10  $ 1,384.00  $ 13,840.00
                                        ---
                                         61
0207
-------
0207AC   AD    SMAW           USMC        1  $21,804.00  $ 21,804.00
0207AD   AN                   USMC       43  $21,804.00  $937,572.00
0207AE   AP                   USMC       16  $21,804.00  $348,864.00
0207AF   AG                   Reserves    3  $21,804.00  $ 65,412.00
                                        ---
                                         63
0208
-------
0208AA   AN    AT-4           USMC       74  $ 2,668.00  $197,432.00
0208AB   AG                   Reserves    9  $ 2,668.00  $ 24,012.00
                                        ---
                                         83
0211
-------
0211AD   AD    M-203          USMC       49  $ 4,788.00  $234,612.00
               GRENADE
               LAUNCHER
0211AE   AG                   Reserves    1  $ 4,788.00  $  4,788.00
                                        ---
                                         50
0212
-------
0212AA   AG    MP-5           Reserves   11  $ 4,154.00  $ 45,694.00

0318
-------
0318AA   AD    FORWARD        USMC       22  $   193.00  $  4,246.00
               OBSERVER
0318AB   AN                   USMC       10  $   193.00  $  1,930.00
0318AC   AG                   Reserves    2  $   193.00  $    386.00
                                        ---
                                         34
Obligated amount for partial exercise of
Option Year 2 and 3 - P00027 only                   $2,469,054.00

                                                                M67854-94-C-2014
                                                             Modification P00028

2. In Modification P00023, Attachment "A," the following change is made in Section F-3, FAR 52.212-.1 TIME OF DELIVERY (APR 1984):
             -----------------------------------------

     In Delivery #10A, CLIN "0021" is revised to read "0120AA."

3.  As a result of paragraph 1 of this modification, Section G-3 ACCOUNTING AND
                                                             ------------------
APPROPRIATION DATA is revised as follows:
------------------

AD   1741109 6445 031 00701 0 000027 2D 000000 644530046092
     Doc. No. M9545094RC46092, Am.2    increase $776,252.00

AG   9740350 1005 031 00701 0 000027 2D 000000 10050004R009
     Doc. No. M9545095RC4R009, Basic   increase $207,004.00

AN   1751109 6445 031 00701 0 000027 2D 000000 644530056172
     Doc. No. M9545096RC56172, Basic   increase $1,136,934.00

AP   1761109 6445 031 00701 0 000027 2D 000000 644530066020
     Doc. No. M9545096RC66020          increase $348,864.00

4.  Funds obligated on contract are as follows:

================================================================
ACRN:         FUNDS             AMOUNT INCREASED   CURRENT
              PREVIOUSLY        OR DECREASED ( )   OBLIGATED
              OBLIGATED ON      BY THIS            AMOUNT ON
              CONTRACT AS OF    MODIFICATION:      CONTRACT:
              MOD. P00027:

AA            $11,300,715       $0                $11,300,715

AB            $5,425,000        $0                $5,425,000

AC            $1,053,650        $0                $1,053,650

AD            $6,316,510        $776,252          $7,092,762

AE            $244,200          $0                $244,200

AF            $655,281          $0                $655,281

AG            $4,434,903        $207,004          $4,641,907

AH            $672,469          $0                $672,469

AJ            $994,824          $0                $994,824

AK            $30,000           $0                $30,000

AL            $459,955          $0                $459,955

AM            $98,886           $0                $98,886

AN            $0                $1,136,934        $1,136,934

AP            $0                $348,864          $348,864
TOTAL AMOUNT: $31,686,393       $2,469,054        $34,155,447
================================================================

                                                            M67854-94-C-2014
                                                             Modification P00028


5. As a result of this modification, the total contract firm-fixed price is hereby increased from $30,217,338.00 (as last shown in Modification P00027) by $2,469,054.00 to a new total contract firm-fixed price of $32,686,392.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
17.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES


--------------------------------------------------------------------------------
18. AMENDMENT/MODIFICATION NO.
    P00029

--------------------------------------------------------------------------------
19. EFFECTIVE DATE
    See block 16C

--------------------------------------------------------------------------------
20. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
21.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
22.    ISSUED BY COMMANDER  CODE      M67854
                                -------------

--------------------------------------------------------------------------------
23.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
--------------------------------------------------------------------------------
24. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS          (404) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (404) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE)         FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 25A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    25B. DATED (See Item 11)

   ---------------------------------------
 X 26A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-c-2014

   ---------------------------------------
   26B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
27. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to
--------------------------------------------------------------------------------
28. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             29. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR CLAUSE 52.243-1 CHANGES (AUG 87)
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
30. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the location of SLIN 0221BS, to specify the training dates, and correct typograhpical errors as follows:

1. The location of SLIN 0221BS, On-site Training, is hereby revised at no change in price from "Camp Blanding, FL" to the following:

   CAMP BUTNER TRAINING SITE                      UIC: W8BPAA
   0359 ROBERTS CHAPEL ROAD                       ATTN: MSGT RODNEY PARKER
   STEM, NC 27581-9718                            TELEPHONE: (919) 479-0923


2. The following is hereby incorproated in Section F-3, FAR 52.212-1, TIME OF
                                                        ---------------------
   DELIVERY (APR 1984);
   -------------------



   SLIN                  LOCATION                   TRAINING DATES
   ----                  --------                   --------------
   0221BS               CAMP BUTNER                 19-21 DEC 1995

3. In Attachment "C" of Modification P00023, SLIN "0021AS" is corrected to read "0221AS" and SLIN "0021AT" corrected to read "0221AT."

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      William E. Jordan, Program Manager
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ WILLIAM E. JORDAN
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE



--------------------------------------------------------------------------------
32A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
32B. UNITED STATES OF AMERICA


     /s/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE

       18 DEC. 95
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE

--------------------------------------------------------------------------------
PAGE      OF      PAGES
  1                 2

------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.

      P00030

------------------------------------------------------------------------------
3.  EFFECTIVE DATE

    See block 16C

------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

------------------------------------------------------------------------------
6.  ISSUED BY COMMANDER        CODE  M67854
                                   ----------

ATTN CODE CTQ 3LC, MARCORSYSCOM
     BARNETT AVE SUITE 315
     QUANTICO VA  22134-5010

BUYER:  LISA CAMBELL 703-784-5822 ext.225
------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than item 6)  CODE     S1103A
                                                    -------------
DCMAO ATLANTA
ATTN  DCMDS-GAACA
805 WALKER STREET
MARIETTA GA,  30060-2789

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)

    FIREARMS TRAINING SYSTEMS INC.        (770) 813-0180
    7340 MCGINNIS FERRY ROAD         FAX   (770) 813-0741
    SUWANEE GA 30174-2806


      TIN:  57-0777-018        DUNS #:  12-094-4665
--------------------------------------------------------------------------------
(X)    9A.  AMENDMENT OF SOLICITATION NO.
---

--------------------------------------------------------------------------------
       9B.  DATED (See Item 11)

--------------------------------------------------------------------------------
X     10A.  MODIFICATION OF CONTRACT/ORDER
            M67854-94-C-2014

--------------------------------------------------------------------------------
      10B.  DATED  (See Item 13)
            4 AUGUST 1994

--------------------------------------------------------------------------------


     CODE (CAGE)  76478              FACILITY CODE  (CEC)
------------------------------------------------------------------------------

            11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

------------------------------------------------------------------------------
(   )  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

          (   )  is extended,    (   ) is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing  Items 8 and 15, and returning  ____ copies of the  amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)

       Not applicable.
------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.

--------------------------------------------------------------------------------
       A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------
  X    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           FAR clause 52.243-1 CHANGES (Aug 87)
------------------------------------------------------------------------------
            OTHER (specify type of modifications and authority)

------------------------------------------------------------------------------

E.   IMPORTANT:   Contractor  (   )  is not,

                  (X) is required to sign this document and return 2 copies to the issuing office.
------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the delivery schedule for 16 January 1996. Accordingly, the above numbered contract is modified as follows:

1. The delivery schedule provided as an attachment to this modification, USMC Delivery #11C, is hereby incorporated into Section F-3, FAR 52.212-1 TIME OF
                                                        --------------------
DELIVERY (APR 1984), and is provided as an addition to USMC Deliveries #11A and
--------------------
#11B for 16 January, 1996 incorporated in Attachment "A" to Modification P00023.

2. The parties agree that the change in paragraph 1 above shall be at no cost to the Government.





Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------
15A.   NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.   CONTRACTOR/OFFEROR

       /s/ Bob Terry
      ------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

       DEC 22, 95
--------------------------------------------------------------------------------
16A.   NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
       Ellen Simonoff, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B.   UNITED STATES OF AMERICA


        /s/ Ellen Simonoff
      ------------------------------------
BY    (Signature of Contracting Officer)

--------------------------------------------------------------------------------
16C.  DATE SIGNED

       12/27/95

------------------------------------------------------------------------------
NSN  7540-01-152-8070                30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                             Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00030

Delivery #11C, 16 January 1996

Ship to:

Commanding General
Attn:  Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC 28542-0004

DODAAC M93177
POC:  Mr. Ed Gavre, 910-451-3218/2371

  CLIN    Qty     Description
--------  ---  -----------------

0100AB      6  ISMT Base Unit
0101AA      6  Training Video
0102AC     24  M-16
0103AC     12  M-9
0104AB      6  Shot Gun
0105AC      6  M-249 SAW
0106AA      6  M240G
0107AA      5  SMAW
0108AB      6  AT-4
0109AA      3  Mk-19
0109AB      5  MK-19
0110AA      3  M-2
0110AB      4  M-2
0111AC      6  M-203
0012        4  MP-5
0218AA      6  FO
0119AA      3  Night Vision
0119AB      3  Night Vision
0120AC      6  O&M Manuals

0117AC      1  Shoot-back
0122AA      1  Scenario Tool Set
0128AB      2  IST Adapter




                                                                      ATTACHMENT

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       9

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00031

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.
   M67854-C-ST005.31B

--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS          (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1 CHANGES - FIXED PRICE (APRIL 1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Escept as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       25 JAN 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       25 JAN 96
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                 M67854-94C-2014
                                                             Modification P00031


The purpose of this modification is to make administrative corrections and revisions, provide a delivery schedule for February 1996 and for training in February and March 1996, and incorporate Deviation D0002-95/R2. Accordingly, the above numbered contract is modified as follows:

1. In Modification P00023, Attachment "C," the training date for training under SLIN 0021AT at MCSF Diego Garcia is corrected to read "29-30 JAN 96" vice "24-25 FEB 96."

2. In Section B, SLIN 0023AP and 0047AP are both changed from On-Site Training at "Jacksonville, NC" to "Camp Lejeune, NC" at no change in price.

3. The following are hereby incorporated into Section F-3, FAR 52.212-1 TIME OF
                                                           --------------------
DELIVERY (APR 1984):
-------------------

     a. USMC Deliveries #12A-#12C on 16 February 1996 provided as Attachment "A" to this modification.

b.  SLIN                DESCRIPTION         TRAINING DATE
    ----                -----------         -------------
    0023AN, 0047AN      On-Site Training     27-29 February 1996
                        MCAS Beaufort, SC

    0023AP, 0047AP      On-Site Training     6-8 March 1996
                        Camp Lejeune, NC

4. In order to change the specifications pursuant to FAR clause 52.243.1 Changes
- Fixed Price (AUG 87) and incorporate Deviation Number D0002-95/R2 provided as Attachment "B" to this modification, the above numbered contract is hereby modified as follows:

  a. Description of Change
     ---------------------

  Mount projectors on ceiling mounts, provide night vision adapter, provide extended cables.

  b. Production Effectivity
     ----------------------

  The changes in paragraph 4.a. shall be incorporated into 5 units delivered under CLIN 0001 to Parris Island.

  c. Effect on Delivery Schedule and incorporated into Section F-3, FAR 52.212-1
     ---------------------------------------------------------------------------
  TIME OF DELIVERY (APR 1984):
  ----------------------------

  The Contractor agrees to deliver and install on 1 March 1996.

                                                                 M67854-94C-2014
                                                             Modification P00031

  d. Equitable Contract Price Adjustment and Funds Obligated
     -------------------------------------------------------

  The total firm-fixed price of $3,868 is obligated for the change in paragraph
                                ------
  4.a. to be applied to 5 ISMTs ordered under CLIN 0001. See paragraph 5 of this modification for accounting and appropriation data.

  e. Revision to Section B  In order to make provisions for Deviation D0002-
     ---------------------
  95/R2 to be incorporated into 5 ISMTs at Parris Island, CLIN 0244 is hereby created and Section B, "SUPPLIES AND/OR SERVICES AND PRICES," is revised as follows:

CLIN ACRN DESCRIPTION            QTY/UN  UNIT PRICE       AMOUNT
---- ---- -----------            ------  ----------       ------
0244  AN  Deviation D0002-95/R2  1 EA    $3,868.00        $3,868.00

5. As a result of paragraph 4 above, funds are hereby provided and added to Section G-3 ACCOUNTING AND APPROPRIATION DATA as follows:

AN  1751109 6445 031 00701 0 000027 2D 000000 644530056172 inc. $3,868.00 Doc.
     No. M9545096RC56172, Basic.

6. A summary of funds obligated on contract are as follows:

===============================================================
ACRN:            FUNDS PREVIOUSLY  AMOUNT             CURRENT
                 OBLIGATED ON      INCREASED OR     OBLIGATED
                 CONTRACT AS OF    DECREASED  ( )   AMOUNT ON
                 MOD. P00028:      BY THIS          CONTRACT:
                                   MODIFICATION:
================================================================

AA               $11,300,715          $0            $11,300,715

AB               $5,425,000           $0            $5,425,000

AC               $1,053,650           $0            $1,053,650

AD               $7,092,762           $0            $7,092,762

AE               $244,200             $0            $244,200

AF               $655,281             $0            $655,281

AG               $4,641,907           $0            $4,641,907

AH               $672,469             $0            $672,469

AJ               $994,824             $0            $994,824

AK               $30,000              $0            $30,000

AL               $459,955             $0            $459,955

AM               $98,886              $0            $98,886

AN               $1,136,934           $3,868        $1,140,802
AP               $348,864             $0            $348,864
---------------------------------------------------------------
TOTAL AMOUNT:    $34,155,447          $3,868        $34,159,315
===============================================================

                                                                 M67854-94C-2014
                                                             Modification P00031


7. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,686,392.00 (as last shown in Modification P00028) by $3,868.00 to a new total contract firm-fixed price of $32,690,260.00.

8. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                             Modification P00031
                                                                  Attachment "A"


Delivery #12A, 16 February 1996

Ship to:

Commanding Officer
ATTN:  NCOIC, TAVSD, S3TA
Marine Corps Air Station
Yuma, AZ  85369-5001

DODAAC M62974
POC:  Msgt Caron (520) 341-2066

CLIN      Qty   Description
--------  ---  --------------

0100AB      2  ISMT Base Unit
0102AC      8  M-16
0103AC      6  M-9
0004AA      1  Shot Gun
0104AB      1  Shot Gun
0105AC      1  M-249 SAW
0106AA      1  M240G
0107AA      0  SMAW
0108AA      1  AT-4
0109AA      0  Mk-19
0110AB      1  M-2
0111AC      2  M-203
0012        0  MP-5
0218AA      2  FO
0119AA      2  Night Vision
0101AA      2  Training Video
0120AC      2  O&M Manuals

                                                             Modification P00031
                                                                  Attachment "A"


Delivery #12B, 16 February 1996

Ship to:

Commanding Officer
ATTN:  NCOIC, TAVSD, S3TA
Marine Corps Air Station
El Toro, CA  92709-5010

DODAAC M28356
POC:  GySgt. Marone (714) 726-3114

CLIN      Qty   Description
--------  ---  --------------

0100AB      3  ISMT Base Unit
0102AC     12  M-16
0103AC      8  M-9
0104AB      3  Shot Gun
0105AC      2  M-249 SAW
0106AA      1  M240G
0107AA      0  SMAW
0108AA      1  AT-4
0109AA      0  Mk-19
0110AB      1  M-2
0111AC      3  M-203
0012        0  MP-5
0218AA      3  FO
0119AB      3  Night Vision
0101AA      3  Training Video
0120AD      3  O&M Manuals

                                                             Modification P00031
                                                                  Attachment "A"

Delivery #12C, 16 February 1996

Ship to:

Commanding Officer
Weapons Field Training Battalion
Marine Corps Recruit Depot
Edson Range, Box 555181
Camp Pendleton, CA 92055-5181

DODAAC M33710
POC:  CWO N.P. Megan (619) 725-2715/2455

CLIN      Qty   Description
--------  ---  --------------
[S]       [C]  [C]

0100AB      3  ISMT Base Unit
0102AC     12  M-16
0103AC      6  M-9
0104AB      3  Shot Gun
0105AC      3  M-249 SAW
0106AA      2  M240G
0107AA      1  SMAW
0108AA      3  AT-4
0109AA      1  Mk-19
0110AB      1  M-2
0111AC      3  M-203
0012        0  MP-5
0218AA      3  FO
0119AB      1  Night Vision
0101AA      3  Training Video
0120AD      3  O&M Manuals

--------------------------------------------------------------------------------
REQUEST FOR DEVIATION/WAIVER (RFD/RDW)

--------------------------------------------------------------------------------
1. DATE (YYMMDD)   96 01 24                            Form Approved
                                                       OMB NO.  0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response. Including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202-4302, and to the Office of Management and Budget, Paperwork Production Project (0704-
0188). Washington DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.

--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NUMBER
   M67854

--------------------------------------------------------------------------------
3. DODAAC

--------------------------------------------------------------------------------
4. ORIGINATOR

a. TYPED NAME (First, Middle
Initial,
 Last)

Firearms Training Systems, Inc.

--------------------------------------------------------------------------------
b. ADDRESS (Street, City, State, Zip Code)

7340 McGinnis Ferry Road
Suwanee, GA  30174

--------------------------------------------------------------------------------
5. (X one)

X       DEVIATION           WAIVER

--------------------------------------------------------------------------------
6. (X one)                  MINOR

X       MAJOR               CRITICAL

--------------------------------------------------------------------------------
7. DESIGNATION FOR DEVIATION/WAIVER

a. MODEL/TYPE

b. CAGE CODE
    76478

c. SYS. DESIG.
   ISMT

d. DEV/WAIVER NO.
   D0002-95/R2

--------------------------------------------------------------------------------
8. BASELINE AFFECTED

        FUNC-                   ALLO-
        TIONAL                  CATED

   X       PRODUCT

--------------------------------------------------------------------------------
9.  OTHER SYSTEM/CONFIGU-
    RATION ITEMS AFFECTED



         YES          X   NO
--------------------------------------------------------------------------------
10. TITLE OF DEVIATION/WAIVER
Mount projectors on ceiling mounts.  Provide Night Vision Adapter
--------------------------------------------------------------------------------
11. CONTRACT NO. AND LINE ITEM

 M67854-94-C-2014      CLIN 0001AA

--------------------------------------------------------------------------------
12. PROCURING CONTRACTING OFFICER

a. NAME (First, Middle Initial, Last)    Ellen Simonoff

b. CODE    CTQ

e. TELEPHONE NO.  703-784-5822 x 246

--------------------------------------------------------------------------------
13. CONFIGURATION ITEM NOMENCLATURE

Indoor Simulated Marksmanship Trainer (ISMT)

--------------------------------------------------------------------------------
14. CLASSIFICATION OF DEFECT

a. CD NO.

b. DEFECT NO.

c. DEFECT CLASSIFICATION

         MINOR        MAJOR                 CRITICAL

--------------------------------------------------------------------------------
15. NAME OF LOWEST PART/ASSEMBLY AFFECTED    N/A

--------------------------------------------------------------------------------
16. PART NO. OR TYPE DESIGNATION    N/A

--------------------------------------------------------------------------------
17. EFFECTIVITY

CLIN 0001AA ISMT's 1 through 5

--------------------------------------------------------------------------------
18. RECURRING DEVIATION/WAIVER

             YES         X       NO

--------------------------------------------------------------------------------
19. EFFECT ON COST/PRICE       $4,264.00

--------------------------------------------------------------------------------
20. EFFECT ON DELIVERY SCHEDULE    None

--------------------------------------------------------------------------------
21. EFFECT ON INTEGRATED LOGISTICS SUPPORT, INTERFACE OR SOFTWARE

None
--------------------------------------------------------------------------------
23. NEED FOR DEVIATION/WAIVER

Mount projectors on ceiling mounts to provide more clearance and greater area for marksmanship training in accordance with MARCORSYSCOM letter 4200 over CTQ-3LC;076 dated 9 November 1995.

--------------------------------------------------------------------------------
24 CORRECTIVE ACTION TAKEN

N/A

--------------------------------------------------------------------------------
25. SUBMITTING ACTIVITY
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last) William E. Jordan

b. TITLE   Program Manager

c. SIGNATURE
  /S/ W. E. Jordan

--------------------------------------------------------------------------------
26. APPROVAL/DISAPPROVAL

a. RECOMMEND      APPROVAL               DISAPPROVAL

--------------------------------------------------------------------------------
b. APPROVAL

X       APPROVED         DISAPPROVED

--------------------------------------------------------------------------------
c. GOVERNMENT ACTIVITY

MARCOSYSCOM

--------------------------------------------------------------------------------
d. TYPED NAME (First, Middle Initial, Last)

--------------------------------------------------------------------------------
  e. SIGNATURE
  /S/ J.P. McGovern

--------------------------------------------------------------------------------
 f. DATE SIGNED
 (YYMMDD)
   960125

--------------------------------------------------------------------------------
g. APPROVAL

X       APPROVED         DISAPPROVED

--------------------------------------------------------------------------------
h. GOVERNMENT ACTIVITY

 MARCOSYSCOM

--------------------------------------------------------------------------------
l. TYPED NAME (First, Middle Initial, Last)

--------------------------------------------------------------------------------
j. SIGNATURE
  /S/ M.Y. Pryson

--------------------------------------------------------------------------------
k. DATE SIGNED
  (YYMMDD)
   960125

--------------------------------------------------------------------------------
DD FORM 1694, APR 92 (EF-V1) (PerFORM PRO)        PREVIOUS EDITIONS ARE OBSOLETE

                                                                  ATTACHMENT "B"

                       Deviation D0002-95/R2 Backup Data

Description of Change:

The purpose of this revised Request for Deviation is to install 5 projectors on ceiling mounts in Building 771 at MCRD, Parris Island. The Government's original request for deviation called for purchase of the Ceiling Mounts as well as installation of the projectors on the mounts. During the ensuing months Parris Island purchased the mounts and installed them in their training building. The revised deviation (reference MCSC letter 4200 over CTQ-3LC:070) is to install 5 projectors on the mounts, make the necessary changes to the switch settings in the projector, invert the Hit Detect Camera, provide longer cables, and provide a Sony Night Vision Adapter that will work with the inverted projector.

The Barco Night Vision Adapter currently hangs on the front of the projector while the projector is on the deck. Its lens is set for the blue-green-red order of the projector cannons while on the deck. When the projector is inverted and hung from the ceiling the projector cannon order becomes red-green-blue. FATS originally was planning to develop a night vision device bracket which would accommodate an inverted and backwards Barco NVA. The Sony NVA has a red-green-blue projector cannon order and may be hung on an inverted Barco projector with no brackets.

FATS is prepared to install the projectors the day after the Installation and Training of the ISMTs sent to Beaufort, SC. The projector adjustment, Hit Detect Camera modification, and installation for five projectors is estimated to take 8 hours. One day of lodging and per diem is added by this change for one Installer/Trainer. Travel to and from Parris Island will be part of the Beaufort Installation and Training.

                                 DEFENSE LOGISTICS AGENCY
                    DEFENSE CONTRACT MANAGEMENT AREA OPERATIONS ATLANTA
                                     805 WALKER STREET
                                     MARIETTA, GEORGIA     30080-2789

                                   ***CUSTOMER ALERT  ***

In Reply
Refer to

FROM: (QAE)               PHONE #                       FAX #
            -------------         --------------------        -------------
THRU: (ACA)   Jo Luedtke      PHONE #770-590-6398       FAX #        - 2666
            ------------------       -----------------        -------------

TO:   (PC0) Lisa Campbell       PHONE # 703-784-5822x225      FAX # 703-784-5826
            ------------------        -----------------           --------------

CONTRACTOR:  Firearms Training Systems
             ------------------------------------------------------------
CONTRACTOR POINT OF CONTACT:  Bill Jordan              PHONE  #
                              --------------------             -------------
CONTRACT NUMBER:  M67854-94-C-2014                      ITEM:
                  --------------------------------             -------------
LINE ITEM(S):           Delivery 11 A, B and c Scheduled for 16 Jan 96.
               --------------------------------------------------------

Estimated to be at least 2 days delinquent due to weather related delays.
                         -                        ----------------------

--------------------------------------------------------------------------------

Proposed corrective action: (What is to be done and who is responsible) n/a. The
                                                                        --------
delay is due to inclement weather and is unavoidable.
----------------------------------------------------

Assessment of corrective action: The 2 day delay is due to inclement weather and
                                 -----------------------------------------------
is unavoidable.
--------------

--------------------------------------------------------------------------------

CONTRACTOR OFFER $  0  AS CONSIDERATION FOR DELIVERY SCHEDULE EXTENSION.
                    -

ACO concurs with the above.         /s/  Patrick Gary
                              ------------------------------------
                              Administrative Contracting Officer

ACO concurs, but with the following explanations/comments: I've talked with PCO
                                                           --------------------
to verify delivery and no adversity. Letter 10 Jan 95 attached.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Request you indicate the appropriate course of action.

AUTHORIZATION IS HEREBY PROVIDED TO:

   (X) INSPECT / ACCEPT DELINQUENT MATERIAL WITH NO CONTRACT MODIFICATION.
   ( ) INSPECT / ACCEPT AFTER MODIFYING THE CONTRACT AND OBTAINING MONETARY OR
       OTHER CONSIDERATION FOR DELINQUENCY.

   ( ) REFUSE INSPECTION PENDING A TERMINATION FOR DEFAULT


SIGNATURE   Lisa Campbell  phone call 1/11/96
            ---------------------------------

TITLE Procurement Contract Administrator
      ----------------------------------

NAME              per phone call            DATE            1/11/96
            ---------------------------          ------------------------

                  (Please FAX your authorization to the ACO)

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       9

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00032

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.
   M67854-96-C-ST005.31B

--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS          (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 4 on page 4.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1 CHANGES - FIXED PRICE (APRIL 1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Escept as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE

       5 FEB 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ TAMMY FAMOSO
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE

       2/5/96
--------------------------------------------------------------------------------
SN   7540-01-152-8070   30-105      30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00032

The purpose of this modification is to: 1) add to Section B, contract line item number (CLIN) 0245 and option CLIN 0344 for Unlimited Warranty, 2) add provision C-10 to Section C,3) add delivery schedule in Section F, 4) provide funds in Section G, and 5) add clauses H-20, H-21 and H22 in Section H. Accordingly, the above named contract is modified as follows:

1. Contract line item number (CLIN) 0245 and Option CLIN 0344 are hereby created and added to Section B as follows:

0245 AQ    UNLIMITED WARRANTY                FFP $103,500.00
           for USMC and USMC Reserves Systems
           Effective through 30 September 1996
           IAW clauses C-10 and H-20 of the contract

OPTION
0344      UNLIMITED WARRANTY
----
          for USMC and USMC Reserves Systems
          IAW clauses C-10 and H-20 of the contract
          FFP shall be IAW with clause H-22

OPTION
SLINs
-----
0344AA    OCTOBER 1996        Estimated FFP $16,800*
0344AB    NOVEMBER 1996       Estimated FFP $17,700*
0344AC    DECEMBER 1996       Estimated FFP $18,600*
0344AD    JANUARY 1997        Estimated FFP $19,500*
0344AE    FEBRUARY 1997       Estimated FFP $20,400*
0344AF    MARCH 1997          Estimated FFP $21,300*

* FFP to be established in accordance with the clause H-22 of the contract.

2.  In Section C, the following is hereby added:

C-10  Item 0245, and if and to the extent options are exercised under Option
Item 0344:

     a. Under Item 0245, the Contractor shall provide an unlimited warranty at the firm-fixed price in Section B for all items delivered through 30 September 1996. This unlimited warranty shall be in accordance with clause H-20 of the contract. The warranty applies to items purchased for the Marine Corps and Marine Corps Reserves only. Items purchased for the Army National Guard or STRICOM are not covered under the Unlimited Warranty of the above numbered contract unless otherwise changed by contract modification.

     b. Under Item 0245, the Contractor agrees to repair all items under the above numbered contract that are currently

                                                                M67854-94-C-2014
                                                             Modification P00032

     in need of repair at the execution date of this modification in accordance with the provisions herein. Replacement items shall be shipped to receiving destinations within 2 working days of the execution date of this modification.

     c. Equitable Adjustment to 0245: In the event that Section F is revised and quantity of systems shipped is other than currently stated in Section F, an equitable adjustment shall be made to the contract in accordance with clause H-21 Formula for Equitable Adjustment to CLIN 0245 of this contract
                 ---------------------------------------------
     if funds are available.

     d. The parties estimate that the firm-fixed price of the unlimited warranty will not exceed the amount provided in Section B under CLIN 0245 prior to 30 September 1996. In the event that the amount of the unlimited warranty changes and exceeds the amount provided in Section B prior to September 1996 as described in paragraph c above, the Government is not obligated to provide additional funds. If a request for warranty payment is received that exceeds the funded amount on the contract at that time, the Government has the option of providing more funds if available or waiving the unlimited warranty on those particular items only. In any event, all Marine Corps and Marine Corps Reserve items delivered in July, August, and September 1996 shall be covered by the Unlimited Warranty at no change in contract price.

     e. Exercise of Options under CLIN 0344:

     Option SLINs are available on a month-by-month basis and the Government has the option of exercising option SLINs one at a time. Exercise of one or more Option SLIN does not obligate the Government to exercise the remaining Option SLINs. Any Option SLIN under CLIN 0344 may be exercised even if previous SLINs were not exercised. In this modification, estimated firm-fixed prices (FFP) are provided in Section B based upon the current projected delivery schedule. At the time of exercise of the options, an FFP shall be established in accordance with clause H-22 of the contract.
     If the number of systems delivered changes in Section F after exercise of an option under CLIN 0344, an equitable adjustment shall be negotiated in accordance with clause H-22 if available. Any items for which a FFP SLIN cannot be established due to shortage of funds shall be covered under the existing warranty of the contract. Option exercise dates are as follows:

                                                                 M67854-94C-2014
                                                             Modification P00032


Option SLIN:    Option SLINs shall be exercised on or before:
--------------  ---------------------------------------------
     0344AA     5 October 1996
     0344AB     31 October 1996
     0344AC     30 November 1996
     0344AD     31 December 1996
     0344AE     31 January 1997
     0344AF     28 February 1997

     f. The price for data items and spares do not figure into the calculations of price for the warranty, however all spares, regardless of time of purchase, shall be covered by the unlimited warranty at no change in contract price.

     g. If the option exercise period has expired and the option has not been exercised, the agreement reverts back to the warranty as contained in the contract prior to this contract modification.

     h. The parties agree that no equitable adjustment shall be made to the warranty price for late delivery of items that are part of a system with the one exception of the ISMT under CLINs 0001, 0100, 0200, 0300 or 0400.

     i. The parties agree that if any new equipment, weapons, or engineering changes are added to the contract and are added to a system, with the one exception of mortars, all items shall be covered by the unlimited warranty at no change in contract price.

     j. In the event that On-Site Engineering is authorized by the PCO, labor and materials and any cost involved in the repair are covered by the Unlimited Warranty at no change in contract price. Travel expenses, including time involved in travel, i.e. airplane travel time and time going to and from the airport, are not included in the Unlimited Warranty and would be negotiated separately under the CLIN for On-Site Engineering.

3. a. In Attachment "A" to Modification P00023, the following changes are hereby incorporated: In Deliveries #9A, 9B, and 9C, "0019" is changed to read "0014," and in Delivery #9B, "0104AA" is changed to read "0004."

     b. The Firm-Fixed Price of $103,500 for the Unlimited Warranty under CLIN 0245 is based upon the following delivery schedule. The parties agree that for any change to the below delivery schedule, the warranty price shall be re-evaluated and equitably adjusted in accordance with H-21.

                                                            M67854-94C-2014
                                                             Modification P00032


                   45 systems delivered prior to OCT 95
                      5 systems delivered in OCT 95
                      6 systems delivered in NOV 95
                      6 systems delivered in DEC 95

Month              Destination        Number of ISMTs
-----              -----------        ---------------
January 1996:      Beaufort:          3
Parris Island:                        3
Camp Lejeune:                         6

February 1996:     Yuma:              2
El Toro:                              3
San Diego:                            3

March 1996:        Camp Butler:       7

April 1996:        MCSF N. Island:    2
29 Palms:                             3
New River:                            3

May 1996:          Camp Pendleton     6

June 1996:         MCSF Yorktown      2
MCSF Bangor, Wa                       2
MCSF Kings Bay                        2

4. In Section G-3 ACCOUNTING AND APPROPRIATION DATA, funds are obligated as
              -------------------------------------
follows:

AQ  1761106 27MO 000 67854 0 000027 2D 000000 85496RC22143 $103,500.00 Doc. No.
M6785496RC22143, Basic.

5. In Section H, clauses H-20, H-21, and H-22 are added as follows:

H-20 UNLIMITED WARRANTY

a. Notwithstanding inspection and acceptance by the government of supplies furnished under this contract or any provision of this contract concerning the conclusiveness thereof, the contractor guarantees:

          (1) that during each month for which the unlimited warranty applies following delivery (i.e., unconditional acceptance by the Government as evidenced by a duly executed DD Form 250), that covered items and each component thereof conform to the design and manufacturing requirements specifically delineated in the Contract and any supplementary agreements thereto,

                                                                 M67854-94C-2014
                                                             Modification P00032

          (2) that during each month for which the unlimited warranty applies following delivery (i.e., unconditional acceptance by the Government as evidenced by a duly executed DD Form 250), that covered items and each component thereof conform to the specified essential performance requirements of the Contract and all other supplementary agreements thereto, or

          (3) at the time of delivery (i.e., unconditional acceptance by the Government as evidenced by a duly executed DD Form 250), that covered items and each components thereof are free from all defects in materials and workmanship.

b. In the event of a failure of covered items to meet the conditions specified in subparagraphs a(1) or a(2) or a(3) above and if the option line item is exercised for the applicable month, the Contractor is required to correct the failure as follows, unless otherwise notified in writing by the Procuring Contracting Officer. The Contractor agrees to proceed as follows:

          (1) The contractor shall repair or replace the item and shall provide the following: a toll-free 1-800 hot-line number, labor, materials, the cost of shipping the items in need of repair from the end user's location to the Contractor's facility, the cost of shipping the repaired items or replacement items from the Contractor's facility to the end user's location, inventory management, depot storage, and administrative support.

          (a) the repairs shall consist of all materials, labor, and services necessary to fault isolate, repair, calibrate, and restore to operating condition the repairable components of the device, spares and repairables, and associated test and support equipment. The services, labor, and materials to be provided shall include, but are not limited to, unpacking, disassembly, storage, inspection, check out, repair, modification, calibration, test reassembly, packaging, and shipping.

          (b) Repaired items shall be repaired and tested to conform with the appropriate equipment drawings and specifications in effect at the time work is performed unless otherwise directed by the PCO. All units repaired shall be tested by the contractor to ensure that the unit, as repaired, is in first class, serviceable condition. "Serviceable," as applied to the repaired units, means capable of functioning and performing in the same manner as an identical new unit though the components or the unit may not have the appearance of newness.

                                                                 M67854-94C-2014
                                                             Modification P00032

          (2) The Contractor agrees that all materials used to either repair or replace an item shall be in accordance with FAR clause 52.210-5 New Material (Apr. 85) of the contract. The two exceptions are the AT-4 tube and used and reconditioned parts of the M2.

c. The Contractor shall also prepare and furnish to the Government data and reports applicable to any correction required (including revision and updating of all affected data called for under this contract) at no increase in the contract price.

d. When items covered under this guaranty are returned to the contractor, in pursuance to this clause, the contractor shall bear the transportation costs from the place of delivery specified in the contract (irrespective of the f.o.b. point or point of acceptance) to the contractor's plant and return.

e. The contractor shall be notified in writing or by telephone call, preferably on the contractor's 1-800 hotline, or by electronic mail of any failure of any item or any component thereof subject to the warranty set forth in paragraph a above within 30 days after discovery of the failure. If the problem can be corrected with assistance provided over the 1-800 hotline, no further action is required. If the problem cannot be corrected via the 1-800 hotline, the contractor will, notwithstanding any disagreement regarding the warranty, ship a spare to the end user for receipt by the end user within 48 hours (excluding government holidays) for Continental United States (CONUS) destinations. For outside CONUS, the spare shall be received by the end user within 5 days. Upon receipt of the spare, the end user will return the failed item to the contractor within 5 days for correction. The contractor will repair the failed item to first class serviceable condition and return the item to the depot within 5 days of receipt of the item. In the even it is later determined that the failure was not subject to the warranty set forth in paragraph a above, the contract price will be equitably adjusted.

f. The warranty provisions of this clause apply to all damage, defects, failures, and contract non-conformance with the one exception of damage caused by gross negligence or willful misconduct of government personnel. For purposes of this provision, "gross negligence" is defined as intentional failure to perform a manifest duty in reckless disregard of the consequences is affecting the life or property of another. Damage caused by such actions as dropping or jumping on an item is completely covered under the warranty and is not included under "gross negligence." The warranty provisions of this clause do not cover liability for loss.

                                                                 M67854-94C-2014
                                                             Modification P00032

g. For purposes of this clause: (1) the term "specified essential performance requirements" means capabilities required by the Contract; the term does not include performance characteristics that are described as goals or objectives;
(2) the term "defect" means any conditions or characteristic in any supplies furnished by the Contractor under this Contract that is (are) not in compliance with the requirements of the Contract; and (3) the term "design and manufacturing requirements" means structural and engineering plans and manufacturing particulars, including precise measurements, tolerances, materials and furnished product tests for the items being procured under this Contract.

h. The rights and remedies of the Government provided in this clause are in addition to, and do not limit, any rights the Government may have under any other clause of the contract. Disputes arising under this clause will be resolved in accordance with the clause of this Contract entitled "Disputes."

i. Under CLIN 0245, items that fail, are damaged, are discovered to be defective, or are discovered to be in non-conformance with the contract prior to 30 September 1996 are covered by this warranty provision. The contractor is obligated to repair or replace the item even if it is received by the contractor after 30 September 1996.

j. Under CLIN 0344, items that fail, are damaged, are discovered to be defective, or are discovered to be in non-conformance with the contract during a particular month are covered by this warranty provision if the option line item for warranty for that same month has been exercised. The contractor is obligated to repair or replace the item even if it is received by the contractor during a subsequent month for which the option line item for warranty for the subsequent month is not exercised.

H-21 FORMULA FOR ADJUSTING FIRM-FIXED PRICE OF CLIN 0245

Formula applies to Marine Corps and Marine Corps Reserve system only. The Firm-Fixed Price of CLIN 0245 is based upon no charge for the initial 90 days after delivery and the remaining months are calculated based upon a price of $150 per system per month assuming delivery in the middle of the month. In the event that the delivery of a system in Section F changes or delivery occurs during a different month than specified, an equitable adjustment shall be made to the FFP by increasing and/or decreasing the price according to the price per system per applicable month as follows:

(continued on following page)

                                                                 M67854-94C-2014
                                                             Modification P00032

          FFP for Option SLIN 0344AE, FEBRUARY 1997:
          -----------------------------------------
           Qty of systems delivered prior to 20 Oct 1996 x $75
          +Qty of systems delivered prior to 20 Nov 1996 x $75

          FFP for Option SLIN 0344AF, MARCH 1997:
          --------------------------------------
           Qty of systems delivered prior to 20 Nov 1996 x $75
          +Qty of systems delivered prior to 20 Dec 1996 x $75

6. A summary of funds obligated on contract are as follows:

===============================================================
ACRN:           FUNDS PREVIOUSLY  AMOUNT            CURRENT
                OBLIGATED ON      INCREASED OR    OBLIGATED
                CONTRACT AS OF    DECREASED ( )   AMOUNT ON
                MOD. P0031:       BY THIS         CONTRACT:
                                  MODIFICATION:
================================================================

AA              $11,300,715             $0          $11,300,715

AB              $ 5,425,000             $0          $5,425,000

AC              $ 1,053,650             $0          $1,053,650

AD              $ 7,092,762             $0          $7,092,762

AE              $   244,200             $0          $244,200

AF              $   655,281             $0          $655,281

AG              $ 4,641,907             $0          $4,641,907

AH              $   672,469             $0          $672,469

AJ              $   994,824             $0          $994,824

AK              $    30,000             $0          $30,000

AL              $   459,955             $0          $459,955

AM              $    98,886             $0          $98,886

AN              $ 1,140,802             $0          $1,140,802

AP              $   348,864             $0          $348,864

AQ              $         0             $103,500    $103,500
---------------------------------------------------------------
TOTAL AMOUNT    $34,159,315             $103,500    $34,262,815
===============================================================

7. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,690,260.00 (as last shown in Modification P00031) by $103,500.00 to a new total contract firm-fixed price $32,793,760.00.

8. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       12

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00033

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.
   M67854-96-C-ST005.33

--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
  ATTN CODE CTQ 3LC, MARCORSYSCOM
            BARNETT AVE SUITE 315
            QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 EXT. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
  DCMAO ATLANTA
  ATTN DCMDS-GAACA
  805 WALKER STREET
  MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
--------------------------------------------------------------------------------
    See paragraph 5 on page 3.
             13 THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
                                                                       ---
          CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ------------------------------------------------------------------
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          SECTION C-3 EXERCISE OF OPTIONS AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       2/28/96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Tammy E. Famoso
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       3/1/96
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       12

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00033

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.
   M67854-96-C-ST005.313

--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
  ATTN CODE CTQ 3LC, MARCORSYSCOM
            BARNETT AVE SUITE 315
            QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
  DCMAO ATLANTA
  ATTN DCMDS-GAACA
  805 WALKER STREET
  MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          SECTION C-3 EXERCISE OF OPTIONS AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       2/28/96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA



     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00033


The purpose of this modification is to: 1) exercise options for training in Section B, 2) correct a subCLIN in Delivery #12C and revise a training date in Section F, 3) revise the number of ISMTs shipped in April 1996 and revise the FFP of CLIN 0245, 4) provide a delivery and training schedule in Section F, and
5) provide funds in Section G. Accordingly, the above named contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, the following options are hereby exercised and added to Section B as follows:

CLIN         ACRN  Description               QTY/Unit  Unit Price  Amount
----         ----  -----------               --------  ----------  ------
0221,0243          ON-SITE TRAINING
                   MARINE CORPS
0221AB       AP    San Diego-2 days            1 EA        $5,782  $5,782
0243AB       AP    San Diego-extra day        1 DAY        $1,434  $1,434

0221AD       AP    Camp Pendleton-2 days       1 EA        $5,677  $5,677
0243AD       AP    Camp Pendleton-extra day   1 DAY        $1,389  $1,389

0221AF       AP    Camp Butler-2 days          1 EA        $9,065  $9,065
0243AF       AN    Camp Butler-extra day      1 DAY        $1,677  $1,677

0221AG       AP    29 Palms-2 days             1 EA        $5,610  $5,610
0243AG       AP    29 Palms-extra day         1 DAY        $1,368  $1,368

0221AP       AP    Jacksonville, NC            1 EA        $4,447  $4,447
                   (New River) 2 days

CLIN         ACRN  Description               QTY/Unit  Unit Price  Amount
-----------  ----  ------------------------  --------  ----------  ------
0221,0321          ON-SITE TRAINING
                   ARMY NATIONAL GUARD
                   (3 days training
                   minimum
                   # of contractor
                   employees to provide
                   trng: 2 employees)
0221CD       AR    Camp Murray WA              1 EA        $8,773  $8,773
0321BS       AR    Indianapolis IN             1 EA        $6,318  $6,318
0321BT       AR    Oklahoma City OK            1 EA        $6,591  $6,591
0321BU       AR    Peekskill NY                1 EA        $7,181  $7,181
0321BV       AR    Nashville TN                1 EA        $6,119  $6,119
0321BX       AR    Pineville LA                1 EA        $6,101  $6,101
0321BY       AR    Jackson MS                  1 EA        $6,086  $6,086
0321BZ       AR    Austin TX                   1 EA        $6,799  $6,799
0321CA       AR    Annville PA                 1 EA        $4,447  $4,447
0321CB       AR    East Greenwich RI           1 EA        $6,619  $6,619
0321CC       AR    Camp Edwards ME             1 EA        $6,619  $6,619
0321CD       AR    Bethany Beach DE            1 EA        $5,768  $5,768
0321CE       AR    San Juan PR                 1 EA        $7,473  $7,473

                                                                M67854-94-C-2014
                                                             Modification P00033


2. The following revisions are made to Modification P00031:

   a. In Attachment "A" to Modification P00031, Delivery #12C, subCLINn "0107AA" is revised to read "0107AB."

   b. In paragraph 3b of Modification P00031, the training dates for Camp Lejeune, SLINs 0023AP and 0047AP, are revised from "6-8 March 1996" to "19-21 March 1996." (Restated in Section F of this modification for clarity.)

3. The following changes are made to Modification P00032:

   a. In paragraph 3b of Modification P00032, the number and location of delivery of ISMT for April 1996 is changed to read as follows:

Month           Destinations  Number of ISMTs
------------    ------------  ---------------
April 1996      29 Palms           3
                New River          1
                Dam Neck           2
                Chesapeake         1

Note:  MCSF N. Island was deleted from the April schedule.

   b. As a result of paragraph 3a above and in accordance with clause H-21, the firm-fixed price for Unlimited Warranty under CLIN 0245 is decreased from $103,500 by $375 to a new FFP of $103,125.

4. The following Attachments to this modification are hereby incorporated into Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984):
            ----------------------------------------

     Attachment "A"              USMC Delivery #13 to Camp Butler
                                 USMC Delivery #14A, B, C, and D(4 locations)
     Attachment "B"              USMC Training Schedule:  FEB-SEP 1996
     Attachment "C"              ANG Training Schedule:  FEB-MAY 1996

5. As a result of paragraph 1 above, the following funds are hereby obligated and incorporated into Section G-3 ACCOUNTING AND APPROPRIATION DATA as follows:
                              -------------------------------------

AP   1751109 6445 031 00701 0 000027 2D 000000 644530056172    $ 1,677.00
Doc. No. M9545096RC56172, Basic  (USMC)

AN   1761109 6445 031 00701 0 000027 2D 000000 644530066020    $34,772.00
Doc. No. M9545096RC66020, Am. 1  (USMC)

                                                                M67854-94-C-2014
                                                             Modification P00033

AQ 1761106 27MO 000 67854 0 000027 2D 000000 85496RC22143 dec.  ($375.00)
Doc. No. M6785496RC22143, Basic

AR 2162065 18-1 1050 518893.57 21000, 2500, 2600 S44205      $84,894.00
MIPR No. M0002796MPR6062, Basic (Army National Guard)


                  Remainder of page intentionally left blank.

                                                                M67854-94-C-2014
                                                             Modification P00033

6. A summary of funds obligated on contract are as follows:


ACRN:            FUNDS PREVIOUSLY        AMOUNT           CURRENT
                 OBLIGATED ON CONTRACT   INCREASED OR     OBLIGATED
                 AS OF MOD. A00008:      DECREASED ( )    AMOUNT ON
                                         BY THIS          CONTRACT:
                                         MODIFICATION:

AA               $11,300,715             $0              $11,300,715

AB               $5,425,000              $0              $5,425,000

AC               $1,053,650              $0              $1,053,650

AD*              $7,081,812              $0              $7,081,812

AE               $244,200                $0              $244,200

AF               $655,281                $0              $655,281

AG               $4,641,907              $0              $4,641,907

AH               $672,469                $0              $672,469

AJ               $994,824                $0              $994,824

AK               $30,000                 $0              $30,000

AL               $459,955                $0              $459,955

AM               $98,886                 $0              $98,886

AN               $1,140,802              $1,677          $1,142,479

AP               $348,864                $34,772         $383,636

AQ               $103,500                ($375)          $103,125

AR               $0                      $84,894         $84,894
TOTAL AMOUNT:    $34,251,865             $120,968        $34,372,833
---------------------------------------------------------------------
   * decreased in Modification A00007 and A00008

7. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,782,810.00 (as last shown in Modification A00008) by $120,968 to a new total contract firm-fixed price of $32,903,778.00.

8. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                             Modification P00033

USMC Delivery #13
FOB Origin, 15 March 1996

Ship to:

Commanding General
MCB, Camp Butler, Okinawa, Japan
ATTN:  Training and Audio Visual Support Center
Unit 35005
FPO AP 96373-5001

DODAAC:  M20227
POC:  SSgt. Byron Grable
DSN:  645-2453
Comm:  011-81-6117-45-2453

REQUIRED BY 15 MARCH 1996:
CLIN             QTY  DESCRIPTION
----             ---  --------------
0100AB             7  ISMT Base Unit
0101AA             7  Training Video
0102AC            24  M-16
0103AC             7  M-9
0203AA             7  M-9
0104AB             7  Shot Gun
0105AC            14  M-249 SAW
0106AA            12  M240G
0106AB             2  M240G
0107AB             7  SMAW
0108AA             7  AT-4
0109AA             6  MK-19
0110AB            10  M-2
0111AC             6  M203
0218AA             7  FO
0219AA             7  Night Vision
0220AA             7  O&M Manuals
0122AA             1  Toolset
0128AB             2  Adapter Kit
0117AC             3  Shoot Back
0217AA             4  Shoot Back

* ADDITIONAL ITEMS DESIRED BY 15 MARCH 1996:
CLIN             QTY  DESCRIPTION
----             ---  -----------
0102AC             6  M-16
0109AA             4  MK-19
0111AC             8  M203

* Items may be presented and accepted if available at no change in contract price. If items are not delivered (FOB Origin) on 15 March 1996, items will be rescheduled for delivery at a later date.

                                                                  ATTACHMENT "A"

                                                                          P00033

Deliver 14A, 16 April 1995

Ship to:

Traffic Management Officer
ATTN:  OIC, Training and Audio Visual Support Center
Marine Corps Air Station, New River
Jacksonville, NC 28545-5001

DODAAC M02021
POC SSgt. Crone
(910) 451-6676

CLIN       QTY  DESCRIPTION
----       ---  --------------
0100AB       1  ISMT Base Unit
0201AA       1  Training Video
0102AE       4  M-16
0203AA       2  M-9
0204AA       1  Shot Gun
0105AG       1  M-249 SAW
0206AC       1  M240G
0107AB       0  SMAW
0108AB       1  AT-4
0109AB       1  Mk-19
0210AA       1  M-2
0111AE       1  M-203
0112         0  MP-5
0218AA       1  FO
0219AB       1  Night Vision
0220AA       1  O&M Manuals

                                                                          P00033

Deliver 14B, 16 April 1995

Ship to:

Officer in Charge
Marine Corps Security Force Dam Neck
1612 Regulus Ave.
Virginia Beach, VA  23461-2098

DODAAC M53530
POC CWO-3 John Oryan
(804) 433-6215

CLIN       QTY  DESCRIPTION
----       ---  --------------

0100Ad       2  ISMT Base Unit
0101AA       2  Training Video
0202AC       8  M-16
0203AB       3  M-9
0303AA       3  M-9
0104AB       2  Shot Gun
0105AC       2  M-249 SAW
0206AC       2  M240G
0207AA       2  SMAW
0108AB       2  AT-4
0109AA       1  Mk-19
0109AB       1  Mk-19
0210AB       1  M-2
0211AD       2  M-203
0112AA       4  MP-5
0218AA       2  FO
0219AA       1  Night Vision
0219AD       1  Night Vision
0220AA       2  O&M Manuals
0217AA       2  Shoot-back

                                                                          P00033

Deliver 14C, 16 April 1995

Ship to:

Commanding General
Training and Visual Information Support Center
Marine Corps Air Ground Combat Center
Box 788104
Twenty-Nine Palms, CA 92278-8104

DODAAC M67399
POC:  Mr. R.D. Hanenberger
(619) 368-6817

CLIN        QTY  DESCRIPTION
----        ---  -----------

0100AB        3  ISMT Base Unit
0201AA        3  Training Video
0102AE       12  M-16
0203AA        6  M-9
0104AB        3  Shot Gun
0105AG        6  M-249 SAW
0206AC        6  M240G
0107AB        3  SMAW
0108AB        6  AT-4
0109AB        3  Mk-19
0110AB        3  M-2
0111AE        3  M-203
0112AA        0  MP-5
0218AA        3  FO
0219AB        3  Night Vision
0220AA        3  O&M Manuals
0217AA        3  Shoot-back
0122AB        1  Scenario Tool Set
0128AB        1  IST Adapter

                                                                          P00033

Deliver 14C, 16 April 1995

Ship to:

Commanding General
Marine Corps Security Force Training Center
1340 Olympic Ave.
Chesapeake, VA  23322

DODAAC M53531
POC CWO-5 Leo Sanders Jr.
(804) 421-8556

CLIN      QTY  DESCRIPTION
----      ---  -----------

0100AB      1  ISMT Base Unit
0201AA      1  Training Video
0102AC      2  M-16
0102AE      2  M-16
0203AA      4  M-9
0104AB      1  Shot Gun
0205AA      1  M-249 SAW
0206AC      1  M240G
0107AB      1  SMAW
0108AB      1  AT-4
0109AA      1  Mk-19
0210AA      1  M-2
0111AE      1  M-203
0112AA      2  MP-5
0217AA      1  Shoot-back
0218AA      1  FO
0219AB      1  Night Vision
0220AA      1  O&M Manuals

                                                                M67854-94C-2014
                                                            Modification P00033

USMC TRAINING SCHEDULE

CLIN                      DESCRIPTION/LOCATION          TRAINING DATE
----                      --------------------          -------------
0023AN, 0047AN            Beaufort  27-29 Feb 96
0023AP, 0047AP            Camp Lejeune  19-21 Mar 96
0023AK, 0047AK            Yuma                          19-21 Mar 96
0023AL, 0047AL            El Toro                       6-8 Mar 96
0221AB, 0243AB            San Diego                     26-28 Mar 96
0221AF, 0243AF            Camp Butler                   16-18 Apr 96

0221AP                    Jacksonville, NC (New River)  9-10 May 96
0221BA                    Dam Neck                      14-15 May 96
0221AG, A243AG            29 Palms                      21-23 May 96
0221BA                    Chesapeake                    30-31 May 96
0221AD, 0243AD            Camp Pendleton                12-14 June 96
0221AV                    MCSF Bangor                   9-10 Jul 96
0221AX                    MCSF Yorktown                 11-12 Jul 96
0221AU                    MCSF Kings Bay                15-16 Jul 96
0221AW                    MCSF N Island                 12-13 Aug 96
0023AR, 0047AR            MSG Quantico                  14-16 Aug 96
0221BG                    Topsham ME                    10-11 Sep 96
0221BG                    Manchester NH                 12-13 Sep 96
0221BH                    Plainville CT                 16-17 Sep 96
0221BH                    Garden City NY                18-19 Sep 96
0221BJ                    Rochester NY                  23-24 Sep 96
0221BJ                    Buffalo NY                    25-26 Sep 96
0221BE                    Moundsville WV                7-8 Oct 96
0221BE                    Philadelphia PA               9-10 Oct 96
0221BK                    Akron OH                      8-9 Oct 96
0221BK                    Columbus OH                   10-11 Oct 96
0221BF                    Baltimore MD                  21-22 Oct 96
0221BD                    New Orleans LA                24-25 Oct 96

                                                                  ATTACHMENT "B"

                                                                M67854-94-C-2014
                                                             Modification P00033


ARMY NATIONAL GUARD TRAINING SCHEDULE

CLIN      DESCRIPTION/LOCATION   TRAINING DATE
----      --------------------  ---------------
0221CB    Lexington VA          20-22 Feb 96
0321BU    Peekskill NY          27-29 Feb 96
0321CC    Camp Edwards ME       12-14 Mar 96
0321BY    Camp Shelby           19-21 Mar 96
0221BZ    Honolulu HI           27-29 Mar 96
0321BX    Pineville LA          2-4 Apr 96
0221BX    Eastover SC           9-11 Apr 96
0221BW    Johnston IA           16-18 Apr 96
0321CA    Annville PA           16-18 Apr 96
0221BY    Camp Roberts CA       23-25 Apr 96
0321BZ    Austin TX             30 Apr-2 May 96
0321CE    San Juan PR           30 Apr-2 May 96
0321BS    Indianapolis IN       21-23 May 96
0321CB    East Greenwich RI     2-4 Jun 96


                                                                  ATTACHMENT "C"

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE
             J

--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    A00008

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
      02/23/96

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      S1103A
                                -------------
DCMAO Atlanta
805 WALKER STREET, SUITE 1
MARIETTA, GA 30060-2789
POC:  LT K. Eric Oettl (770) 590-6009/DSN 697-6009

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than Item 6)        CODE
                                                        -------------

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS, INC.
   7340 MCGINNIS FERRY ROAD
   SUWANEE GA 30174-2806


--------------------------------------------------------------------------------
   CODE 76478   FACILITY CODE (
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER


   ---------------------------------------
        M67854-94-C-2014
   10B. DATED (See Item 13)
        08/04/94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning      copies of the amendment;
                                               ------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If required)
    AD 1741109 6445 031 00701 0 000027 2D 00000 644530046092
                                                          Net decrease $6,950.00
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
 -        CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 42.302(b)(3)
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 1 copy to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the delivery schedule for CLIN 0109AA OF USMC deliveries 6, 7A, 9A, and 9B as follows:

    Delivery No.        CLIN       QTY        Org Date       Revised Date
    USMC 6              0109AA      4        16 AUG 95       NLT 05 MAR 96
    USMC 7A             0109AA      3        16 OCT 95       NLT 05 MAR 96
    USMC 9A             0109AA      2        16 NOV 95       NLT 05 MAR 96
    USMC 9B             0109AA      1        16 NOV 95       NLT 05 MAR 96

As consideration for this delivery extension, the contractor offers and the Government accepts $6,950.00. The total contract price is reduced by $6,950.00 from $32,789,760 to $32,782,810.00.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       23 Feb 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY ADMINISTRATIVE CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ PATRICK GOURLEY
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

       2-23-96
--------------------------------------------------------------------------------
NSN  7540-01-152-9070      Created using          STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE  PerForm Pro Software   Prescribed by GSA
                                                  FAR (48 CFR) 53.243

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00034

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
          BARNETT AVE SUITE 315
          QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 EXT. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than Item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS          (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 3 on page 2.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3, EXCERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Escept as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A   NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B   CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       14 MAR 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS.
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ Tammy E. Famoso
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

        3/14/96
--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA




--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00034

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
          BARNETT AVE SUITE 315
          QUANTICO VA 22134-5010

BUYER: LISA CAMPBELL   703-784-5822 EXT. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA, 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.     (770) 813-0180
   7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the followng methods: (a)
By completeing items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFER PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 3 on page 2.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3, EXCERCISE OF OPTIONS
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



SEE ATTACHED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A   NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B   CONTRACTOR/OFFEROR


      /s/ BOB TERRY
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       14 MAR 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     /s/ T.E.F.
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN  7540-01-152-8070               30-105        STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00034


The purpose of this modification is to: 1) exercise options for Shoot-back Capabilities in Section B, 2) revise delivery and training dates, and 3) provide funds in Section G. Accordingly, the above named contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, the following options are hereby exercised and added to Section B as follows:

CLIN      ACRN  Description  Qty/Unit   Unit      Amount
--------  ----  -----------  --------  Price    ----------
                                       -------
0217AA    AP    Shoot-Back   95 EA     $968.00  $91,960.00
                Capability

2.  The following revisions are made to Modification P00033:

     a. In Modification P00033, Attachment "A," the delivery date for USMC Delivery #13 is revised from "15 March 1996" to the following: "19 MARCH 1996"

     b. In Modification P00033, Attachment "C," the training date for CLIN 0221BW, Location: Johnston IA, is revised from "16-18 Apr 96" to the following:
"23-25 APR 96"

3. As a result of paragraph 1 above, the following funds are hereby obligated and incorporated into Section G-3 ACCOUNTING AND APPROPRIATION DATA as follows:
                              -------------------------------------

AP  1761109 6445 031 00701 0 000027 2D 000000 644530066020   $91,960.00
Doc. No. M9545096RC66020, Am. 1 (USMC)

               Remainder of the page is intentionally left blank.

                                                                M67854-94-C-2014
                                                             Modification P00034

4.  A summary of funds obligated on contract are as follows:


==============================================================
ACRN:            FUNDS            AMOUNT          CURRENT
                 PREVIOUSLY       INCREASED OR    OBLIGATED
                 OBLIGATED ON     DECREASED ( )   AMOUNT ON
                 CONTRACT AS OF   BY THIS         CONTRACT:
                 MOD. A0008:      MODIFICATION:
==============================================================
AA               $11,300,715          $0           $11,300,715

AB               $5,425,000           $0           $5,425,000

AC               $1,053,650           $0           $1,053,650

AD               $7,081,812           $0           $7,081,812

AE               $244,200             $0           $244,200

AF               $655,281             $0           $655,281

AG               $4,641,907           $0           $4,641,907

AH               $672,469             $0           $672,469

AJ               $994,824             $0           $994,824

AK               $30,000              $0           $30,000

AL               $459,955             $0           $459,955

AM               $98,886              $0           $98,886

AN               $1,142,479           $0           $1,142,479

AP               $383,636             $91,960      $475,596

AQ               $103,125             $0           $103,125

AR               $84,894              $0           $84,894
--------------------------------------------------------------
TOTAL AMOUNT:    $34,372,833          $91,960      $34,464,793
==============================================================

5. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,903,778.00 (as last shown in Modification P00033) by $91,960.00 to a new total contract firm-fixed price of $32,995,738.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       12

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00033

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

  M67854-96-C-ST005.33
--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                           -------------
ATTN CTQ 3LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If Other Than Item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC          (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.

--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          Section C-3, EXERCISE OF OPTIONS AND MUTUAL AGREEMENT OF THE PARTIES

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    See Attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       2/28/96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMOSO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Tammy E. Famoso
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      3/1/96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00033

The purpose of this modification is to: 1) exercise options for training in Section B, 2) correct a subCLIN in Delivery #12C and revise a training date in Section F,3) revise the number of ISMTs shipped in April 1996 and revise the FFP of CLIN 0245, 4) provide a delivery and training schedule in Section F, and 5) provide funds in Section G. Accordingly, the above named contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, the following options are hereby exercised and added to Section B as follows:


CLIN         ACRN          Description           Qty/Unit  Unit Price  Amount
----         ----          -----------           --------  ----------  ------
0221,0243          ON-SITE TRAINING
                   MARINE CORPS
0221AB       AP    San Diego - 2 days            1 EA          $5,782  $5,782
0243AB       AP    San Diego - extra days        1 DAY         $1,434  $1,434

0221AD       AP    Camp Pendleton - 2 days       1 EA          $5,677  $5,677
0243AD       AP    Camp Pendleton - extra day    1 DAY         $1,389  $1,389

0221AF       AP    Camp Butler - 2 days          1 EA          $9,065  $9,065
0243AF       AN    Camp Butler - extra day       1 DAY         $1,677  $1,677

0221AG       AP    29 Palms - 2 days             1 EA          $5,610  $5,610
0243AG       AP    29 Palms - extra day          1 DAY         $1,368  $1,368

0221AP       AP    Jacksonville, NC (New         1 EA          $4,447  $4,447
                   River)
                   2 days

CLIN         ACRN  Description                   Qty/Unit  Unit Price  Amount
-----------  ----  -----------                   --------  ----------  ------
0221,0321          ON-SITE TRAINING ARMY
                   NATIONAL GUARD
                   (3 days training; minimum #
                   of contractor employees to
                   provide trng: 2 employees)
0221CD       AR    Camp Murray WA                1 EA          $8,773  $8,773
0321BS       AR    Indianapolis IN               1 EA          $6,318  $6,318
0321BT       AR    Oklahoma City OK              1 EA          $6,591  $6,591
0321BU       AR    Peekskill NY                  1 EA          $7,181  $7,181
0321BV       AR    Nashville TN                  1 EA          $6,119  $6,119
0321BX       AR    Pineville LA                  1 EA          $6,101  $6,101
0321BY       AR    Jackson MS                    1 EA          $6,086  $6,086
0321BZ       AR    Austin TX                     1 EA          $6,799  $6,799
0321CA       AR    Annville PA                   1 EA          $4,447  $4,447
0321CB       AR    East Greenwich RI             1 EA          $6,619  $6,619
0321CC       AR    Camp Edwards ME               1 EA          $6,619  $6,619
0321CD       AR    Bethany Beach DE              1 EA          $5,768  $5,768
0321CE       AR    San Juan PR                   1 EA          $7,473  $7,473

                                                                M67854-94-C-2014
                                                             Modification P00033

2. The following revisions are made to Modification P00031:

      a. In Attachment "A" to Modification P00031, Delivery #12C, subCLIN "0107AA" is revised to read "0107AB."

      b. In paragraph 3b of Modification P00031, the training dates for Camp Lejeune, SLINs 0023AP and 0047AP, are revised from "6-8 March 1996" to "19-21 March 1996." (Restated in Section F of this modification for clarity.)

3. The following changes are made to Modification P00032:

      a. In paragraph 3b of Modification P00032, the number and location of delivery of ISMT for April 1996 is changed to read as follows:

Month         Destinations  Number of ISMTs
------------  ------------  ---------------
April 1996    29 Palms                    3
              New River                   1
              Dam Neck                    2
              Chesapeake                  1

Note: MCSF N Island was deleted from the April schedule.

      b. As a result of paragraph 3a above in accordance with clause H-21, the firm-fixed price for Unlimited Warranty under CLIN 0245 is decreased from $103,500 by $375 to a new FFP of $103,125.

4. The following Attachments to this modification are hereby incorporated into Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984):
            -----------------------------------------

     Attachment "A" USMC Delivery #13 to Camp Butler
                         USMC Delivery #14A, B, C, and D (4 locations) Attachment "B" USMC Training Schedule: FEB-SEP 1996
     Attachment "C" ANG Training Schedule: FEB-MAY 1996

5. As a result of paragraph 1 above, the following funds are hereby obligated and incorporated into Section G-3 ACCOUNTING AND APPROPRIATIONS DATA as follows:
                              --------------------------------------

AN   1751109 6445 031 00701 0 000027 2D 000000 644530056172 $1,677.00.
Doc. No. M9545096RC56172, Basic (USMC)

AP   1761109 6445 031 00701 0 00027 2D 000000 644530066020 $34,772.00.
Doc. No. M9545096RC66020, Am. 1 (USMC)

                                                                M67854-94-C-2014
                                                             Modification P00033
(cont.)

AQ   1761106 27MO 000 67854 0 000027 2D 000000 85496RC22143 dec. ($375.00).
Doc. No. M6785496RC22143,Basic

AR   2162065 18-1 1050 518893.57 21000, 2500, 2600 S44205 $84,894.00.
MIPR No. M0002796MPR6062,Basic (Army National Guard)

                  Remainder of page intentionally left blank.

                                                                M67854-94-C-2014
                                                             Modification P00033

6. A summary of funds obligated on contract are as follows:

============================================================
ACRN:       FUNDS             AMOUNT INCREASED    CURRENT
            PREVIOUSLY        OR DECREASED ( )    OBLIGATED
            OBLIGATED ON      BY THIS             AMOUNT ON
            CONTRACT AS OF    MODIFICATION:       CONTRACT:
            MOD. A00008
-------------------------------------------------------------

AA          $11,300,715       $0                  $11,300,715

AB          $ 5,425,000       $0                  $ 5,425,000

AC          $ 1,053,650       $0                  $ 1,053,650

AD *        $ 7,081,812       $0                  $ 7,081,812

AE          $   244,200       $0                  $   244,200

AF          $   655,281       $0                  $   655,281

AG          $ 4,641,907       $0                  $ 4,641,907

AH          $   672,469       $0                  $   672,469

AJ          $   994,824       $0                  $   994,824

AK          $    30,000       $0                  $    30,000

AL          $   459,955       $0                  $   459,955

AM          $    98,886       $0                  $    98,886

AN          $ 1,140,802       $1,677              $ 1,142,479

AP          $   348,864       $34,772             $   383,636

AQ          $   103,500        ($375)             $   103,125

AR          $         0       $84,894             $    84,894

TOTAL
 AMOUNT:    $34,251,865       $120,968            $34,372,833
============================================================

     * decreased in Modifications A00007 and A00008

7. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,782,810.00 (as last shown in Modification A0008) by $120,968 to a new total contract firm-fixed price of $32,903,778.00.

8. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
                                                             Modification P00033

USMC Delivery #13
FOB Origin, 15 March 1996

Ship to:

Commanding General
MCB, Camp Butler, Okinawa, Japan
ATTN: Training and Audio Visual Support Center
Unit 35005
FPO AP 96373-5001

DODAAC: M20227
POC: SSgt Bryon Grable
DSN: 645-2453
Comm: 011-81-6117-45-2453

REQUIRED BY 15 MARCH 1996:
CLIN              QTY      DESCRIPTION
----              ---      -----------
0100AB             7       ISMT Base Unit
0101AA             7       Training Video
0102AC            24       M-16
0103AC             7       M-9
0203AA             7       M-9
0104AB             7       Shot Gun
0105AC            14       M-249 SAW
0106AA            12       M240G
0106AB             2       M240G
0107AB             7       SMAW
0108AB             7       AT-4
0109AB             6       MK-19
0110AB            10       M-2
0111AC             6       M203
0218AA             7       FO
0219AA             7       Night Vision
0220AA             7       O&M Manuals
0122AA             1       Toolset
0128AB             2       Adapter Kit
0117AC             3       Shoot Back
0217AA             4       Shoot Back

                                                                M67854-94-C-2014
                                                             Modification P00033



* ADDITIONAL ITEMS DESIRED BY 15 MARCH 1996:
CLIN            QTY        DESCRIPTION
----            ---        -----------
0102AC           6         M-16
0109AA           4         MK-19
0111AC           8         M203


* Items may be presented and accepted if available at no change in contract price. If items are not delivered (FOB Origin) on 15 March 1996, items will be rescheduled for delivery at a later date.



                                                                  ATTACHMENT "A"

                                                                          P00033

Delivery 14A, 16 April 1995

Ship to:

Traffic Management Officer
ATTN:  OIC, Training and Audio Visual Support Center
Marine Corps Air Station, New River
Jacksonville, NC 28545-5001

DODAAC M02021
POC SSgt. Crone
(910) 451-6676

CLIN            QTY        DESCRIPTION
----            ---        -----------

0100AB          1          ISMT Base Unit
0101AA          1          Training Video
0102AE          4          M-16
0203AA          2          M-9
0204AA          1          Shot Gun
0105AG          1          M-249 SAW
0206AC          1          M240G
0107AB          0          SMAW
0108AB          1          AT-4
0109AB          1          MK-19
0210AA          1          M-2
0111AE          1          M-203
0112            0          MP-5
0218AA          1          MP-5
0218AA          1          FO
0219AB          1          Night Vision
0220AA          1          O&M Manuals

                                                                          P00033

Delivery 14B, 16 April 1996

Ship to:

Officer in Charge
Marine Corps Security Force Dam Neck
1612 Regulus Ave
Vriginia Beach, VA 23461-2098

DODAAC M53530
POC CWO-3 John Oryan
(804) 433-6215





CLIN         Qty        Description
----         ---        -----------

0100AD        2         ISMT Base Unit
0101AA        2         Training Video
0202AC        8         M-16
0203AB        3         M-9
0103AD        3         M-9
0104AB        2         Shot Gun
0105AC        2         M-249 SAW
0206AC        2         M240G
0207AA        2         SMAW
0108AB        2         AT-4
0109AB        1         Mk-19
0109AB        1         Mk-19
0210AB        1         M-2
0211AD        2         M-203
0112AA        4         MP-5
0218AA        2         FO
0219AA        1         Night Vision
0219AD        1         Night Vision
0220AA        2         O&M Manuals
0217AA        2         Shoot-back

                                                                          P00033

Delivery 14C, 16 April 1996

Ship to:

Commanding General
Training and Visual Information Support Center
Marine Corps Air Ground Combat Center
Box 788104
Twenty-Nine Palms, CA 92278-8104

DODAAC M67399
POC:  Mr. R.D. Hanenberger
(619) 368-6817

CLIN            Qty              Description
----            ---              -----------

0100AB            3              ISMT Base Unit
0101AA            3              Training Video
0102AE           12              M-16
0203AA            6              M-9
0104AB            3              Shot Gun
0105AG            6              M-249 SAW
0206AC            6              M-240G
0107AB            3              SMAW
0108AB            6              AT-4
0109AB            3              Mk-19
0110AB            3              M-2
0111AE            3              M-203
0112AA            0              MP-5
0218AA            3              FO
0219AB            3              Night Vision
0220AA            3              O&M Manuals
0217AA            3              Shoot-back
0122AB            1              Scenario Tool Set
0128AB            1              IST Adapter

                                                                          P00033

Delivery 14D, 16 April 1995

Ship to:

Commanding Officer
Marine Corps Security Force Training Center
1340 Olympic Ave.
Chesapeake, VA 23322

DODAAC M53531
POC CWO-5 Leo Sanders, Jr.
(804) 421-8556

CLIN            Qty             Description
----            ---             -----------

0100AB          1               ISMT Base Unit
0101AA          1               Training Video
0102AC          2               M-16
0102AE          2               M-16
0203AA          4               M-9
0104AB          1               Shot Gun
0107AC          1               M-249 SAW
0206AC          1               M240G
0107AB          1               SMAW
0108AB          1               AT-4
0109AB          1               Mk-19
0210AA          1               M-2
0111AE          1               M-203
0112AA          2               MP-5
0217AA          1               Shoot-back
0218AA          1               FO
0219AB          1               Night Vision
0220AA          1               O&M Manuals

                                                                M67854-94-C-2014
                                                             Modification P00033

USMC TRAINING SCHEDULE


CLIN                      DESCRIPTION/LOCATION   TRAINING DATE
----                      --------------------   -------------
0023AN, 0047AN            Beaufort               27-29 Feb 96
0023AP, 0047AP            Camp Lejeune           19-21 Mar 96

0023AK, 0047AK            Yuma                   19-21 Mar 96
0023AL, 0047AL            El Toro                6-8 Mar 96
0221AB, 0243AB            San Diego              26-28 Mar 96

0221AF, 0243AF            Camp Butler            16-18 Apr 96

0221AP                    Jacksonville, NC       9-10 May 96
                          (New
                          River)
0221BA                    Dam Neck               14-15 May 96
0221AG, A243AG            29 Palms               21-23 May 96
0221BA                    Chesapeake             30-31 May 96

0221AD, 0243AD            Camp Pendleton         12-14 Jun 96

0221AV                    MCSF Bangor            9-10 Jul 96
0221AX                    MCSF Yorktown          11-12 Jul 96
0221AU                    MCSF Kings Bay         15-16 Jul 96

0221AW                    MCSF N Island          12-13 Aug 96
0023AR, 0047AR            MSG Quantico           14-16 Aug 96

0221BG                    Topsham ME             10-11 Sep 96
0221BG                    Manchester NH          12-13 Sep 96
0221BH                    Plainville CT          16-17 Sep 96
0221BH                    Garden City NY         18-19 Sep 96
0221BJ                    Rochester NY           23-24 Sep 96
0221BJ                    Buffalo NY             25-26 Sep 96

0221BE                    Moundsville WV         7-8 Oct 96
0221BE                    Philadelphia PA        9-10 Oct 96
0221BK                    Akron OH               8-9 Oct 96
0221BK                    Columbus OH            10-11 Oct 96
0221BF                    Baltimore MD           21-22 Oct 96
0221BD                    New Orleans LA         24-25 Oct 96

                                                                  ATTACHMENT "B"

                                                                M67854-94-C-2014
                                                             Modification P00033

ARMY NATIONAL GUARD TRAINING SCHEDULE

CLIN      DESCRIPTION/LOCATION   TRAINING DATE
--------  --------------------  ---------------

0221CB    Lexington VA          20-22 Feb 96

0321BU    Peekskill NY          27-29 Feb 96

0321CC    Camp Edwards ME       12-14 Mar 96

0321BY    Camp Shelby           19-21 Mar 96

0221BZ    Honolulu HI           27-29 Mar 96

0321BX    Pineville LA          2-4 Apr 96

0221BX    Eastover SC           13-15 May 96

0221BW    Johnston IA           23-25 Apr 96

0321CA    Annville PA           16-18 Apr 96

0221BY    Camp Roberts CA       23-25 Apr 96

0321BZ    Austin TX             30 Apr-2 May 96

0321CE    San Juan PR           TBD

0321BS    Indianapolis IN       21-23 May 96
0321CB    East Greenwich RI     2-4 Jun 96
===============================================


                                                                  ATTACHMENT "C"

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
     P00034

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VIRGINIA 22134-5010
BUYER: LISA WERBICKAS   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE    S1103A
                                                        -------------
      DCMAO ATLANTA
      ATTN DCMDS-GAACA
      805 WALKER STREET
      MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.     (770) 813-0180
      7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0741
      SUWANEE, GA 30174-2806


   TIN#: 57-0777-018  DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478        FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 3 on page 2.
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES AND SECTION C-3 EXERCISE OF OPTIONS

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      BOB TERRY, DIRECTOR OF PROGRAMS
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      14 Mar 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      TAMMY E. FAMASO, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Tammy E. Famaso
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      Mar 14 1996
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE

              J
--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    A00008

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    02/23/96

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      S1103A
                                -------------
DCMAO Atlanta
805 Walker Street, Suite 1
ATTN: DCMDS-GAACA
Marietta, GA 30060-2789
POC: LT K. Eric Oettl (770) 590-6009/DSN 697-6009
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------

--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.
      7340 MCGINNIS FERRY ROAD
      SUWANEE, GA 30174-2806


--------------------------------------------------------------------------------
   CODE 76478               FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (SEE  ITEM 11)

   ---------------------------------------
   10A. MODIFICATION OF CONTRACT/ORDER

 X      M67854-94-C-2014

   ---------------------------------------
   10B. DATED (SEE ITEM 13)

        08/04/94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092
    Net decrease $6,950.00
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 42.302(b)(3)

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the delivery schedule for CLIN 0109AA of USMC deliveries 6, 7A, 9A, and 9B as follows:

    Delivery No.       CLIN       QTY    Org Date       Revised Date
     USMC 6            0109AA      4     16 AUG 95      NLT 05 MAR 96
     USMC 7A           0109AA      3     16 OCT 95      NLT 05 MAR 96
     USMC 9A           0109AA      2     16 NOV 95      NLT 05 MAR 96
     USMC 9B           0109AA      1     16 NOV 95      NLT 05 MAR 96

As consideration for this delivery extension, the contractor offers and the Government accepts $6,950.00. The total contract price is reduced by $6,950.00 from $32,789,760.00 to $32,782,810.00.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      23 Feb 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY
      ADMINISTRATIVE CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      2-23-96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   A00007

--------------------------------------------------------------------------------
3. EFFECTIVE DATE

     02/08/96
--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      S1103A
                                -------------
MAO Atlantic
Walker Street, Suite 1
ATTN: DCMDS-GAMA
Marietta, GA 30060-2789
POC: LT K. Eric Oetti (770) 590-6349/DSN 697-6349)
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------





--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.
      7340 MCGINNIS FERRY ROAD
      SUWANEE, GA 30174-2806



--------------------------------------------------------------------------------
   CODE (CAGE)  76478       FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        08/04/94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AD 1741109 6445 031 00701 0 000027 2D 000000

        Net decrease $4,000.00
644530046092
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
  X  C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 42.302(b)(3)

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copy to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the delivery schedule for CLINS 0109AA and 0109AB of USMC deliveries 8, 11B and 11 C as follows:

DELIVERY NO.    CLIN    QTY     ORGANIZATION DATE       REVISED DATE

 USMC 8         0109AA   6          16 OCT 95           NLT 05 MAR 96
 USMC 11B       0109AA   1          16 JAN 96           NLT 05 MAR 96
 USMC 11C       0109AA   3          16 JAN 96           NLT 05 MAR 96
 USMC 11C       0109AB   5          16 JAN 96           NLT 05 MAR 96

As consideration for this delivery extenstion, the contractor offers and the Government accepts $4,000.00. The total contract price is reduced by $4,000.00, from $32,793,760.00 to $32,789,760.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED



--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY
      ADMINISTRATIVE CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      14 FEBRUARY 1996
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                             M78654-94-C2014
                                                             Modification P00034

The purpose of this modification is to: 1) exercise options for Shoot-back Capabilities in Section B, 2) revise delivery and training dates, and 3) provide funds in Section G. Accordingly, the above named contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, the following options are hereby exercised and added to Section B as follows:

CLIN     ACRN   DESCRIPTION    QTY/UNIT   Unit Price   Amount
----     ----   -----------    --------   ----------   ------
0217AA   AP     Shoot-Back     95  EA     $968.00      $91,960.00
                Capability

2.  The following revisions are made to Modification P00033:

          a. In Modification P00033, Attachment "A," the delivery date for USMC Delivery #13 is revised from "15 March 1996" to the following: "19 MARCH 1996"

          b. I Modification P00033, Attachment "C," the training date for CLIN 0221BW, Location: Johnston IA, is revised from "16-18 Apr 96" to the following:
"23-25 APR 96"

3. As a result of paragraph 1 above, the following funds are hereby obligated and incorporated into Section G-3 ACCOUNTING AND APPROPRIATION DATA as follows:
                              -------------------------------------

AP 1761109 6445 031 00701 0 000027 2D 000000 644530066020 $91,960.00
Doc. No. M9545096RC66020, Am. 1 (USMC)

               Remainder of the page is intentionally left blank.

                                                                M67854-94-C-2014
                                                             Modification P00034

4.  A summary of funds obligated on contract are as follows:


================================================================================
ACRN:      FUNDS PREVIOUSLY     AMOUNT INCREASED     CURRENT
           OBLIGATED ON         OR                   OBLIGATED
           CONTRACT AS OF MOD.  DECREASED ( ) BY     AMOUNT ON
           A00008               THIS MODIFICATION:   CONTRACT:
--------------------------------------------------------------------------------

AA         $11,300,715          $0                   $11,300,715

AB         $ 5,425,000          $0                   $ 5,425,000

AC         $ 1,053,650          $0                   $ 1,053,650

AD         $ 7,081,812          $0                   $ 7,081,812

AE         $   244,200          $0                   $   244,200

AF         $   655,281          $0                   $   655,281

AG         $ 4,641,907          $0                   $ 4,641,907

AH         $   672,469          $0                   $   672,469

AJ         $   994,824          $0                   $   994,824

AK         $    30,000          $0                   $    30,000

AL         $   459,955          $0                   $   459,955

AM         $    98,886          $0                   $    98,886

AN         $ 1,142,479          $0                   $ 1,142,479

AP         $   383,636          $91,960              $   475,596

AQ         $   103,125          $0                   $   103,125

AR         $    84,894          $0                   $    84,894
TOTAL
  AMOUNT:  $34,372,833          $91,960              $34,464,793
================================================================================

5. As a result of this modification, the total contract firm-fixed price is hereby increased from $32,903,778.00 (as last shown in Modification P00033) by $91,960.00 to a new total contract firm-fixed price of $32,995,738.00.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                             ECP 76478-010/96 R1

                                  ENCLOSURE 1

1. EFFECT ON PRODUCT CONFIGURATION DOCUMENTATION OR CONTRACT

   e.     Nomenclature: Add CLIFT to ISMT/IST at USMC option.

2. EFFECTS ON ILS ELEMENTS:

   b.     Maintenance Concept: Add the 81mm Mortar.
   e. Spares and Repair Parts: Provision for Maintenance Level. Spares to be negotiated per recommendation by FATS 60 days prior to first delivery for mortars (recommended quantities 10%) of total purchase).

   f.     Technical Manuals: Develop Operator/Depot Manuals.
   i.     Operator Training: Modify OJT Manual/Update-Revision.
   m.     Contract Maintenance: Add Depot Maintenance of 80mm Mortar.
   n.     Packaging: Develop new packaging for 81mm Mortar.
   o.     Test Plan, Test & Report: Testing and Acceptance document.

3. OTHER CONSIDERATIONS

   g.     WARRANTY: Add FATS standard 90 day Commercial Warranty as agreed upon.

   h. PARTS CONTROL: Need to add repair parts, part numbers, in all referenced parts lists, LRU lists, deport parts lists, tech manuals, etc.

   i.     LIFE CYCLE COSTS: Increased for support of 81mm Mortar simulator.

                                                                M67854-94-C-2014
                                                             Modification P00038

The purpose of this modification is to: 1) exercise options under CLIN 0203, 2) provide shipping instruction and delivery schedule for SLIN 0203AE, and 3) provide funds. Accordingly, the above numbered contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, the following options are hereby exercised and added to Section B as follows:

SLIN    ACRN  Description      Qty   Unit  Unit Price  Amount
----    ----  -----------      ---   ----  ----------  ------
0203AE  AF    M-9 Pistol       6     EA    $2,735.00   $16,420.00

2. a. The following is hereby added to Section F-2:

      SHIPPING INSTRUCTIONS FOR SLIN 0203AE, M-9 PISTOLS, QUANTITY 6:
      ---------------------------------------------------------------

      a. Phone number and point of contact to appear on shipping document. Point of contact is Mr. John McCleland at phone number (in Germany) 069-78909-677 or 720 or 737.

      b. Shipment is to be marked "Door to Door," written "FREI HAUS" in German.

      c. Shipment is to be marked "Training Devise." (Do not mark contents as a
                                                         ---
      weapon.)

      d. Shipping agent is to notify the point of contact a minimum of 24 hours in advance to allow obtaining of customs clearance form. POC phone number from U.S. is 011-49-69-78909-677 or 720 or 737.

      e. SHIP TO ADDRESS:    Transportation Officer
                                104th ASG DODAAC W81J7R
                                Grossauheim Kaserne
                                CNSR 470, Bldg 601
                                Depot Str. Grossauheim
                                63457 Hanau

      f. MARKED FOR:            Accountable Officer
                                Training Support Activity, Europe
                                (TSAE)
                                Building 2523, Gaugrafenstr. 24
                                60489 Frankfurt/Main

                                                                M67854-94-C-2014
                                                             Modification P00038

      b. The following are hereby added to Section F-3, FAR 52.212-1 TIME OF
                                                        --------------------
      DELIVERY (APR 1984):
      -------------------

      CLIN     Description    Quantity  Required Delivery Date
      ----     -----------    --------  ----------------------
      0203AE   M-9 Pistol     6          No later than 17 JUNE 1996. DESIRED
                                         DELIVERY DATE: FOB Origin, 16 MAY 1996

NOTE: Early shipment of CLIN 0203AE is authorized at no change in contract price.

3. The following is hereby added to Section G-3 ACCOUNTING AND APPROPRIATION
                                            --------------------------------
DATA:
----

      a. As a result of paragraph 1 of this modification, funds are provided as follows:

AT    2162020 89-3780 114093 0000A 31EA MIPR9660749019/VU7U S91533 $16,410.00.
      MIPR Number 96MP605, Basic (STRICOM)

      b. TAC: The shipment of M-9 Pistols under SLIN 0203 AE is for Implementation Force Operations in Bosnia and shall be charged to Transportation Account Code ABS5.

4. A summary of funds obligated on contract are as follows:

================================================================================
ACRN:       FUNDS             AMOUNT INCREASED     CURRENT
            PREVIOUSLY        OR                   OBLIGATED
            OBLIGATED ON      DECREASED ( ) BY     AMOUNT ON
            CONTRACT AS OF    THIS MODIFICATION:   CONTRACT:
            MOD. P000037:
--------------------------------------------------------------------------------

AA            $11,300,715.00  $0                      $11,300,715.00

AB            $ 5,352,379.02  $0                      $ 5,352,379.02

AC            $ 1,053,650.00  $0                      $ 1,053,650.00

AD            $ 7,081,812.00  $0                      $ 7,082,529.00

AE            $   244,200.00  $0                      $   244,200.00

AF            $   655,281.00  $0                      $   655,281.00

AG            $ 4,641,907.00  $0                      $ 4,641,907.00

AH            $   578,472.26  $0                      $   578,472.00

AJ            $   994,824.00  $0                      $   994,824.00

AK            $    30,000.00  $0                      $    30,000.00

AL            $   432,517.80  $0                      $   432,517.80

AM            $    98,886.00  $0                      $    98,886.00

AN            $ 1,142,479.00  $0                      $ 1,142,479.00

AP            $   475,596.00  $0                      $   475,596.00

AQ            $   103,575.00  $0                      $   103,575.00

AR            $    84,894.00  $0                      $    84,894.00

AS            $    22,672.00  $0                      $    22,672.00

AT            $0   $16,410.00                         $    16,410.00
--------------------------------------------------------------------------------

================================================================================
ACRN:       FUNDS             AMOUNT INCREASED     CURRENT
            PREVIOUSLY        OR                   OBLIGATED
            OBLIGATED ON      DECREASED ( ) BY     AMOUNT ON
            CONTRACT AS OF    THIS MODIFICATION:   CONTRACT:
            MOD. P000037:
--------------------------------------------------------------------------------
TOTAL
 AMOUNT:      $34,294,577.08  $16,410.00              $34,310,987.08
================================================================================

5. As a result of this modification, the total contract firm-fixed price is hereby increased from $34,243,577.08 (as last shown in Modification P00037) by $16,410.00 to a new total contract firm-fixed price of $34,259,987.08.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
   PAGE OF PAGES
     1       3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00035

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                             -------------
ATTN CODE CTQ 3LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-3822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-077-018      DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A.  AMENDMENT OF SOLICITATION NO.
---
    ---------------------------------------
    9B.  DATED (See Item 11)

    ---------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER
         M67854-94-C-2014

    ---------------------------------------
    10B. DATED (See Item 13)
         4 AUGUST 1994
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR Clause 52.243-1 CHANGES - FIXED PRICE (APRIL 1984)
--------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)





See Attached.





Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ BOB TERRY
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       10 APRIL 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      10 APRIL 1996
--------------------------------------------------------------------------------
7540-01-152-8070                    30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                              Prescribed by GSA

                                                             M67854-94-C2014
                                                             Modification P00035

The prupose of this modification is to: 1) revise delivery and training dates, and 2) incorporate USMC Delivery #15. Accordingly, the above named contract is modified as follows:

1. The following revisions are hereby made to USMC Deliveries 12 through 14 (changes to SubCLIN only):

              Change from:  Change to:    Qty:  Description:
              ------------  ----------    ----  --------------
See P00031:
Del. 12A       0108AA        0108AB         1  AT-4
Del. 12B       0108AA        0108AB         1  AT-4
Del. 12C       0108AA        0108AB         3  AT-4
Del. 12C       0109AA        0109AB         1  MK-19

See P00033:
Del. 13        0108AA        0108AB         7  AT-4
Del. 13        0109AA        0109AB        10  MK-19
Del. 14A       0201AA        0101AA         1  Training Video
Del. 14B       0109AA        0109AB         1  MK-19
Del. 14B       0303AC        0103AD         3  M-9 Pistol
Del. 14C       0201AA        0101AA         3  Training Video
Del. 14D       0109AA        0109AB         1  MK-19
Del. 14D       0201AA        0101AA         1  Training Video
Del. 14D       0205AA        0105AC         1  M-249 SAW

2. The parties agree that the following changes shall be made to Modification P00033, Attachment "C," at no change in price:


  CLIN                   DESCRIPTION/LOCATION  TRAINING DATE  TRAINING DATE
--------                 -----------------------------------
          changed from:  changed to:
          -------------  -----------

0221BX     Eastover SC   9-11 Apr 96                          13-15 May 96
0321CE     San Juan PR   30 Apr - 2 May 96                    TBD*

*To be determined. The dates shall be re-established in a forthcoming modification.

3. The following scheduled training dates are hereby incorpor-ated into Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984):
    -----------------------------------------

CLIN    DESCRIPTION/LOCATION    TRAINING DATE
----    --------------------    -------------
0221CC  On Site Training        23-25 April 1996
        Vicenza, Italy,
        3 days, 2 trainers
        (Note:  Camp Coiner,
        Korea, to be scheduled
        in a forthcoming
        modification.)


                                                        M67854-94-C2014
                                                             Modification P00035

4.  Delivery #15 is hereby incorporated into Section F-3
FAR 52.212 TIME OF DELIVERY (APR 1984) as follows:
--------------------------------------------------

USMC Delivery #15
FOB Origin, 15 May 1996

Ship to:

Commanding General
ATTN: Training and Audio Visual Support Center
Bldg 1333, Marine Corps Base
Camp Pendleton, CA 92055-5000


DODAAC M33062
POC GySgt. Hotard
(619) 725-6139

CLIN                 QTY  Description
----                 ---  -----------
0100AB                6   ISMT Base Unit
0101AA                6   Training Video
0102AC                16  M-16
0103AD                6   M-9
0105AC                6   M-249 SAW
0106AB                6   M240G
0107AB                7   SMAW
0108AB                3   AT-4
0108AD                3   AT-4
0109AB                6   Mk-19
0110AB                5   M-2
0210AA                2   M-2
0111AC                9   M-203
0112AA                6   MP-5
0217AA                3   Shoot-back
0218AA                6   FO
0219AA                6   Night Vision
0220AA                6   O&M Manuals
0122AA                1   Tool Set
0122AB                1   Tool Set
0128AB                1   Adapter Kit
0128AC                1   Adapter Kit

5. As a result of this modification, the total contract firm-fixed price remains unchanged at $34,220,738.08 as last shown in Modification A00009.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE

          J
--------------------------------------------------------------------------------
PAGE OF PAGES
 1        2

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    A00009

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    03/29/96

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      S1103A
                                -------------
DCMC Atlanta - West
805 Walker Street, Suite 1
ATTN: DCMDS-GAMA
Marietta, GA 30060-2789
POC: LT K. Eric Oetti (770) 590-6067/DSN 697-6057)
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (if other than item 6)        CODE
                                                        -------------





--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.
   7340 MCGINNIS FERRY ROAD
   SUWANEE GA 30174-2806



--------------------------------------------------------------------------------
   CODE 76478   FACILITY CODE
--------------------------------------------------------------------------------
    9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER


   ---------------------------------------
   10B. DATED (See Item 13)

--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
--------------------------------------------------------------------------------
  X  C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.245-1
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor     is not,     is required to sign this document and
    return  1  copies to the issuing office.
           ---
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to ?????? and P0001__ as set forth in page 2.






Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       29 March 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY,
      ADMINISTRATIVE CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Patrick Gourlev
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      3-29-96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070          Created Using     STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE    Perform Pro Software      Prescribed by GSA

                                                             M78654-94-C2014
                                                             Modification A00009

The purpose of this modification is to: 1) definitize the changes set forth in Deviation D0001-95 of modification P00015 and Deviation D0003-95 of modification P00018, and 2) set forth invoicing instructions, and 3) deobligate funds in Section G. Accordingly the above named contract is modified as follows:

1.  Deviations D0001-95 and D0003-95 are hereby incorporated as follows:


CLIN      ACRN   DESCRIPTION        QTY     Unit Price     Amount
----      ----   -----------        ---     ----------     ------
0125AF    AH     Deviation D0001-95     17  $ 34,027.78  $578,472.26
0125AG    AL     Deviation D0003-95     10  $ 34,027.78  $340,277.80
          AB     Deviation D0003-95      9  $ 34,027.78  $306,250.02

2. The contractor is authorized to submit an invoice against this modification and shall be paid the $1,225,000.08 as a lump sum amount under ACRNs AL, AB, and AH as identified above. The contractor hereby releases the Government from any all further claims which may result as a consequence of the changes effected by modifications P00015 or P00018.

3. As a result of paragraph I above, the following funds are hereby deobligated and incorporated into Section G-3 Accounting and Appropriation Data as follows:
                              -------------------------------------

AH 9730350 1801 18-1050 P2390.0000 31EA APC EL 59 S44205 decrease ($93,996.74)

AB 9720350 1801 18-1050 P2290.0000 31EA APC EL 59 S44205 decrease ($72,620.98)

AL 9730350 1801 18-1050 P2390.0000 31EA APC EL 59 S44205 decrease ($27,437.20)
                                                         ---------------------

                                 TOTAL:            $194,054.92

4. As a result of this modification, the total contract price is hereby increased from $32,995,738.00 to $34,220,738.08.

5. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                               M67854-94-C-2014
                                                             Modification P00011

USMC Delivery #6, 16 August 1995
--------------------------------
Ship To:
Commanding Officer
Weapons and Field Training Battalion
Marine Corps Recruit Depot
Edson Range Area, Box 555181
Camp Pendleton, CA 92055-5181

DODAAC M33710
POC: CWO-3 David Tennyson

5. The funds shown in Block 12 on page 1 of this modification are provided as a result of paragraph 1 above and are hereby added to Section G-3 ACCOUNTING AND
                                                            ------------------
APPROPRIATION DATA.
------------------

6. As a result of this modification, the total contract price is increased from $21,980,769.00 by $19,794.00 to a new total contract price of $22,000,563.00.

7. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.


--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00010

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER           CODE      M67854
                                      -------------
ATTN CODE CTQ 3LW, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER:  LISA WERBICKAS   703-784-5822 ext. 225
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN: DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (404) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (404) 813-0741
   SUWANEE GA 3017492806


   TIN: 57-0777-018     DUNS #: 12-094-4665
--------------------------------------------------------------------------------
  CODE (CAGE) 76478            FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
              IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
 X        AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modifications and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor (X) is not, ( ) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this moodification is to: 1) add delivery of CLIN 0021, quantity 1, to Quantico, and 2) provide delivery schedule for CLIN 0024.

1. In paragraph 3.g. of Modification P00009, delivery to Quantico by 21 Apr 1995, the following is hereby added: CLIN 0021, Operations and Maintenance Manual, quantity 1.

2.  Delivery of CLIN 0024 is hereby added to Section F as follows:

    Unless otherwise directed in writing by the Contracting Officer, 1 LOT of CLIN 0024, Initial Consumables, shall be shipped to the same destination and concurrently with 1 EACH of CLIN 0001, ISMT Base Unit.

3. There is no change in contract price as a result of this modification. Contract price remains $21,980,769.00.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      GLENN O. CRUZE, MARINE CORPS SYSTEMS COMMAND
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Glenn O. Cruze
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      APRIL 21, 1995
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                Prescribed by GSA

                                                             M78654-94-C2014
                                                             Modification A00009

The purpose of this modification is to: 1) definitize the changes set forth in Deviation D0001-95 of modification P00015 and Deviation D0003-95 of modification P00018, and 2) set forth invoicing instructions, and 3) deobligate funds in Section G. Accordingly the above named contract is modified as follows:

1.  Deviations D0001-95 and D0003-95 are hereby incorporated as follows:

CLIN      ACRN   DESCRIPTION        QTY     Unit Price     Amount
----      ----   -----------        ---     ----------     ------

0125AF    AH     Deviation D0001-95          17  $ 34,027.78  $578,472.26
0125AG    AL     Deviation D0003-95          10  $ 34,027.78  $340,277.80
          AB     Deviation D0003-95           9  $ 34,027.78  $306,250.02

2. The contractor is authorized to submit an invoice against this modification and shall be paid the $1,225,000.08 as a lump sum amount under ACRNs AL, AB, and AH as identified above. The contractor hereby releases the Government from any all further claims which may result as a consequence of the changes effected by modifications P00015 or P00018.

3. As a result of paragraph I above, the following funds are hereby deobligated and incorporated into Section G-3 Accounting and Appropriation Data as follows:
                              -------------------------------------

AH 9730350 1801 18-1050 P2390.0000 31EA APC EL 59 S44205 decrease ($93,996.74)

AB 9720350 1801 18-1050 P2290.0000 31EA APC EL 59 S44205 decrease ($72,620.98)

AL 9730350 1801 18-1050 P2390.0000 31EA APC EL 59 S44205 decrease ($27,437.20)
                                                         ---------------------

                                 TOTAL:            $194,054.92

4. As a result of this modification, the total contract price is hereby increased from $32,995,738.00 to $34,220,738.08.

5. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        2

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00036

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16c

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                               -------------
ATTN CTQ 3LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO,VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.

   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                                ---
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-1 CHANGES - FIXED PRICE (APRIL 1984)
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       16 April 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      16 April 1996
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                             M67854-94-C2014
                                                             Modification P00036

The purpose of this modification is to: 1) correct SLINs in USMC Delivery #14 and 2) delete training dates for SLIN 0221BY. Accordingly, the above named contact is modified as follows:

1. The following revisions are hereby made to USMC Delivery #14 (changes to SubCLINs only):

             Change from:   Change to:    Qty:          Description:
             ------------   ----------    ----          ------------
See P00033:
Del. 14B        0100Ad       0100AB        2            ISMT Base Unit
Del. 14B        0202AC       0102AC        8            M-16

2. The parties agree that the following change shall be made to Modification P00033, Attachment "C," at no change in price:

CLIN    DESCRIPTION/LOCATION  TRAINING DATE  TRAINING DATE
----    --------------------     changed from:  changed to:
                                 -------------  -----------

0221BY  Camp Roberts CA    23-25 Apr 96  TBD*

*To be determined. The dates shall be re-established in a forthcoming modification.

3. As a result of this modification, the total contract firm-fixed price remains unchanged at $34,220,738.08 as last shown in Modification P000035.

4. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1       5

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00037

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CTQ 3LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO, VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE    S1103A
                                                        -------------
      DCMAO ATLANTA
      ATTN DCMDS-GAACA
      805 WALKER STREET
      MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.     (770) 813-0180
      7340 MCGINNIS FERRY ROAD      FAX  (770) 813-0761
      SUWANEE, GA 30174-2806


   TIN#: 57-0777-018  DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE)  76478       FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER

        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)

        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 5 on page 3.
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          SECTION C-3, EXERCISE OF OPTIONS AND MUTUAL AGREEMENT OF THE PARTIES

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    See Attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      9 May 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      10 May 1996
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
REQUEST FOR DEVIATION/WAIVER (RFD/RDW)

--------------------------------------------------------------------------------
1. DATE (YYMMDD)  960507                               Form Approved
                                                       OMB NO.  0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average two hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services. Directorate for Information Operations Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington Virginia 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington D.C. 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.

--------------------------------------------------------------------------------
2. PROCURING ACTIVITY NUMBER
   M67854

--------------------------------------------------------------------------------
3. DODAAC
   M30500
--------------------------------------------------------------------------------
4. ORIGINATOR
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last):

FIREARMS TRAINING SYSTEMS, INC.

--------------------------------------------------------------------------------
b. ADDRESS (Street, City, State, Zip Code):

7340 MCGINNIS FERRY ROAD
SUWANEE, GEORGIA 30174

--------------------------------------------------------------------------------
5. (X one)

[X]   DEVIATION        [_]   WAIVER

--------------------------------------------------------------------------------
6. (X one)             [_]   MINOR

[X]   MAJOR            [_]   CRITICAL

--------------------------------------------------------------------------------
7. DESIGNATION FOR DEVIATION/WAIVER

a. MODEL/TYPE:

b. CAGE CODE:
    76478

c. SYS. DESIG.:
   ISMT

d. DEV/WAIVER NO.:
   D0003-96/RO

--------------------------------------------------------------------------------
8. BASELINE AFFECTED

   [_]  FUNC-           [_]     ALLO-
        TIONAL                  CATED

   [X]  PRODUCT

--------------------------------------------------------------------------------
9.  OTHER SYSTEM/CONFIGU-
    RATION ITEMS AFFECTED



     [_]    YES          [X]   NO
--------------------------------------------------------------------------------
10. TITLE OF DEVIATION/WAIVER:
    MOUNT PROJECTORS ON CEILING MOUNTS. PROVIDE NIGHT VISION ADAPTER.
--------------------------------------------------------------------------------
11. CONTRACT NO. AND LINE ITEM:

 M67854-94-C-2014      CLIN 0100AA

--------------------------------------------------------------------------------
12. PROCURING CONTRACTING OFFICER:

a. NAME (First, Middle Initial, Last)    ELLEN SIMONOFF

b. CODE    CTQ

e. TELEPHONE NO.  703-784-5822  Ext. 246

--------------------------------------------------------------------------------
13. CONFIGURATION ITEM NOMENCLATURE

INDOOR SIMULATED MARKMANSHIP TRAINER (ISMT)

--------------------------------------------------------------------------------
14. CLASSIFICATION OF DEFECT:

a. CD NO.

b. DEFECT NO.

c. DEFECT CLASSIFICATION

   [_]   MINOR    [_]   MAJOR        [_]  CRITICAL

--------------------------------------------------------------------------------
15. NAME OF LOWEST PART/ASSEMBLY AFFECTED:   N/A
--------------------------------------------------------------------------------
16. PART NO. OR TYPE DESIGNATION:   N/A
--------------------------------------------------------------------------------
17. EFFECTIVITY:

CLIN 0100AB ISMT's 91 AND 92

--------------------------------------------------------------------------------
18. RECURRING DEVIATION/WAIVER

      [_]    YES        [X]      NO

--------------------------------------------------------------------------------
19. EFFECT ON COST/PRICE:      $2,375.00

--------------------------------------------------------------------------------
20. EFFECT ON DELIVERY SCHEDULE:   NONE

--------------------------------------------------------------------------------
21. EFFECT ON INTEGRATED LOGISTICS SUPPORT, INTERFACE OR SOFTWARE:   NONE

--------------------------------------------------------------------------------
22. NEED FOR DEVIATION/WAIVER:

MOUNT PROJECTORS ON CEILING MOUNTS TO PROVIDE MORE CLEARANCE AND GREATER AREA FOR MARKMANSHIP

--------------------------------------------------------------------------------
23. CORRECTIVE ACTION TAKEN:   N/A

--------------------------------------------------------------------------------
24. SUBMITTING ACTIVITY:
--------------------------------------------------------------------------------
a. TYPED NAME (First, Middle Initial, Last): WILLIAM E. JORDAN

b. TITLE:   PROGRAM MANAGER

c. SIGNATURE
   /s/ W. Jordan

--------------------------------------------------------------------------------
25. APPROVAL/DISAPPROVAL

a. RECOMMEND    [_]  APPROVAL     [_]  DISAPPROVAL

--------------------------------------------------------------------------------
b. APPROVAL

[X]       APPROVED     [_]    DISAPPROVED

c. GOVERNMENT ACTIVITY

   MARCORSYSCOM  (SST)

--------------------------------------------------------------------------------
d. TYPED NAME (First, Middle Initial, Last):

     PAUL J. FONTANEZ
--------------------------------------------------------------------------------
e. SIGNATURE

     /s/ Paul J. Fontanez

--------------------------------------------------------------------------------
f. DATE SIGNED
    (YYMMDD)
     960508

--------------------------------------------------------------------------------
g. APPROVAL

   [_]   APPROVED    [_]   DISAPPROVED


h. GOVERNMENT ACTIVITY


--------------------------------------------------------------------------------
i. TYPED NAME (First, Middle Initial, Last)


j. SIGNATURE


k. DATE SIGNED
   (YYMMDD)


--------------------------------------------------------------------------------
DD FORM 1694, APR 92 (EF-V1)     PREVIOUS EDITIONS ARE OBSOLETE       ATTACHMENT
(PerFORM PRO)

The purpose of this modification is to: 1) revise locations and prices of 4 option SLINs for On-Site Training in Section B, 2) exercise options for On-Site Training 3) provide a delivery schedule for On-Site Training, USMC Delivery #15B, and schedule changes, 4) revise price of CLIN 0245, 5) incorporate Deviation D0003-96/R0, Ceiling Mount Installation, and 6) provide funds. Accordingly, the above numbered contract is revised as follows:

1. Pursuant to FAR clause 52.243-1 Changes-Fixed Price (April 1984) of the contract, the locations for the Option SLINs listed below are revised as follows:

SLINs                                                      Change from:                      Change to:
-----                                                      ------------                      ----------
0221AA, 0243AA                                             Parris Island, SC            Camp Ethan Allen, VT
0221AH, 0243AH                                             Kanehoe Bay, HI              Grubbs-Kyle, TN
0221AK, 0243AK                                             Yuma, AZ                     Fort Dix, NJ
0221AM, 0243AM                                             Iwakuni, Japan               Camp Rilea, OR

2. EXERCISE OF OPTIONS. As a result of paragraph I above, the locations and prices of Option SLINs 0221AA, 0243AA, 0221AH, 0243AH, 0221AK, 0243AK, 0221AM,
 and 0243AM are revised in Section B as shown below, and pursuant to Section C-3, Exercise of Options, the line items shown below are hereby exercised:


                      Description
                      -----------                                       New
SILN       ACRN       ON-SITE TRAINING              Qty      Unit       Unit Price    New Amount
----       ----       ----------------              ---      ----       ----------    ----------
0221AA      AS        Camp Ethan Allen,VT            1        EA       $4,847.00      $4,847.00
0243AA      AS        Camp Ethan Allen,VT            1       DAY       $1,099.00      $1,099.00

0221AH      AS        Grubbs-Kyle, TN                1        EA       $4,051,00      $4,051.00
0243AH      AS        Grubbs-Kyle, TN                1       DAY       $1,088.00      $1,088.00

0221AK      AS        Fort Dix, NJ                   1        EA       $3,809.00      $3,809.00
0243AK      AS        Fort Dix, NJ                   1       DAY       $1,137.00      $1,137.00

0221AM      AS        Camp Rilea, OR                 1        EA       $5,526.00      $5,526.00
0243AM      AS        Camp Rilea, OR                 1       DAY       $1,115.00      $1,115.00

3.  The following are hereby incorporated into Section F-3, FAR 52.212-1 TIME OF
                                                            --------------------
DELIVERY (APR. 1984):
--------------------

     a. NGB Training Schedule as a result of paragraphs 1 and 2 of this modification:


SLINs                           Locations                   Training Dates
-----                           ---------                   --------------
0221AA, 0243AA                  Camp Ethan Allen, VT         7-9 May 1996
0221AH, 0243AH                  Grubbs-Kyle, TN              9-11 June 1996
0221AK, 0243AK                  Fort Dix, NJ                 11-13 June 1996
0221AM, 0243AM                  Camp Rilea, OR               18-20 June 1996

     b. In Modification P00035, paragraph 4, USMC Delivery "#15" is revised to "#15A" and the date of delivery is revised from "15 May 1996" to "16 May 1996."

     c.  USMC Delivery #15B
     FOB Origin, 16 May 1996

     Ship to:
-----------------------------------------------------------------------
     Commanding Officer
     Marine Corps Security Force Training Center
     1340 Olympic Ave
     Chesapeake, VA  23322

     DODAAC M53531
     POC:  CWO-5 Leo Sanders Jr.
     (804) 421-8556

CLIN          Qty       Description
----          ---       -----------
0100AB        2         ISMT Base Unit
0101AB        2         Training Videos
0103AD        4         M9 Pistol
0203AD        2         M9 Pistol
0112AA        2         MP-5
0128AC        1         IST Adapter
0219AD        2         Night Vision
0220AA        2         Manuals

     d. In Attachment "B" of Modification P00033, USMC Training Schedule, the training date for CLIN 0221AP, Jacksonville, NC (New River), is hereby revised from "9-10 May 1996" to "28-29 May 1996" at no change in contract price.

4. As a result of paragraph 3.b. above where 2 additonal ISMTs are added for delivery in May 1996 and in accordance with clause H-21 (see Mod. P00032, page
7), the firm fixed price for Unlimited Warranty under CLIN 0245 is increased from $103,125 (see Mod. POOO33, paragraph 3.b.) by $450 to a new FFP of $103,575. For clarity, CLIN 0245 in Section B appears as follows:

0245 AQ   UNLIMITED WARRANTY                            FFP $103,575
          for USMC and USMC Reserves Systems
          Effective through 30 September 1996

          IAW clauses C-10 and H-20 of the contract

5. In order to change the specifications pursuant to FAR clause 52.243-1 Changes-Fixed Price (AUG 87) and incorporate Deviation Number D0003-96/RO provided as Attachment "A" to this modification, the above numbered contract is hereby modified as follows:

     a.  Description of Change
         ---------------------

     Install system using ceiling mount configuration to include providing 63' long cables for the hit camera control, hit camera video, projector control, and projector video, and a 57' long cable for the projector power.

     b.  Production Effectivity
         ----------------------

     The changes in paragraph 5.a. shall be incorporated into 2 units delivered under CLIN 0100AB, Serial Numbers 91 and 92, to MCSF Dam Neck, Virginia.

     c.  Effect on Delivery Schedule and incorporated into Section F-3 FAR
         -----------------------------------------------------------------
     52.212-1 TIME OF DELIVERY (APR 1984):
     ------------------------------------

     No effect on delivery schedule and the Contractor agrees to complete installation on 13 May 1996.

     d.  Equitable Contract Price Adjustment and Funds Obligated
         -------------------------------------------------------

     The total firm-fixed price of $717.00 is obligated for the change in paragraph 5.a. See paragraph 6 of this modification for accounting and appropriation data.

     e.  Revision to Section B  In order to make provisions to incorporate
         ---------------------
     Deviation D0003-96/R0, CLIN 0246 is hereby created and Section B, is revised to include the following:

     CLIN  ACRN  Description        Qty  Unit  Unit Price   Amount
     ----  ----  -----------        ---  ----  ----------   ------
     0246  AD    Deviation D0003-96/R0 2    EA    $358.50     $717.00


6. As a result of paragraphs 2, 4, and 5 above, the following funds are hereby obligated and incorporated into Section G-3 ACCOUNTING AND APPROPRIATION
                                                    ----------------------------
 DATA as follows:


AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092
 increase $711.00
 Doc. No. M9545094RC46092, Am. 2

AQ 1761106 27MO 000 67854 0 000027 2D 000000 85496RC22143
 increase $450.00
 Doc. No. M6785496RC22143, Am. 1

AS 21 6 2065 18-1050 517891.14-25GZ 18RSD96028 RP31
 $22,672.00 MIPR
 18RSD96028, Basic (NGB)

7.      A summary of funds obligated on contract are as follows:

================================================================================
ACRN:         FUNDS PREVIOUSLY       AMOUNT INCREASED OR    CURRENT OBLIGATED
              OBLIGATED ON CONTRACT  DECREASED ( ) BY       AMOUNT ON CONTRACT:
              AS OF MOD. P000036:    THIS MODIFICATION:
--------------------------------------------------------------------------------
AA              $11,300,715.00             $        0         $11,300,715.00

AB*             $ 5,352,379.02             $        0         $ 5,352,379.02

AC              $ 1,053,650.00             $        0         $ 1,053,650.00

================================================================================
ACRN:         FUNDS PREVIOUSLY       AMOUNT INCREASED OR    CURRENT OBLIGATED
              OBLIGATED ON CONTRACT  DECREASED ( ) BY       AMOUNT ON CONTRACT:
              AS OF MOD. P000036:    THIS MODIFICATION:
--------------------------------------------------------------------------------

AD              $ 7,081,812.00             $      717         $  7,082,52.00

AE              $   244,200.00             $        0         $   244,200.00

AF              $   655,281.00             $        0         $   655,281.00

AG              $ 4,641,907.00             $        0         $ 4,641,907.00

AH*             $   578,472.26             $        0         $   578,472.26

AJ              $   994,824.00             $        0         $   994,824.00

AK              $    30,000.00             $        0         $    30,000.00

AL*             $   432,517.80             $        0         $   432,517.80

AM              $    98,886.00             $        0         $    98,886.00

AN              $ 1,142,479.00             $        0         $ 1,142,479.00

AP              $   475,596.00             $        0         $   475,596.00

AQ              $   103,125.00             $      450         $   103,575.00

AR              $    84,894.00             $        0         $    84,894.00

AS              $            0             $   22,672         $    22,672.00
TOTAL AMOUNT    $34,270,738.08             $23,839.00         $34,294,577.08
================================================================================

*  Revised as a result of Modification A00009.

8. As a result of this modification, the total contract firm-fixed price is hereby increased from $34,220,738.08 (as last shown in Modification P00036) by $23,839.00 to a new total contract firm-fixed price of $34,243,577.08.

9. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                        DEVIATION D003-96/RO BACKUP DATA



Description of Change:

The purpose of this Request for Deviation is to install 2 projectors on GFE ceiling mounts at the Marine Corps Security Force Dam Neck in Virginia Beach, VA. The deviation is to install 2 projectors on the mounts, make the necessary changes to the switch settings in the projector, invert the Hit Detect Camera, provide longer cables, and provide a Sony Night Vision Adapter that will work with the inverted projector.

FATS is prepared to install the projectors the day before the Installation and Training of the ISMTs sent to Dam Neck. The projector adjustment, Hit Detect Camera modification, and installation for two projectors is estimated to take
3.2 hours. Travel to and from and lodging and per deim will be part of the Dam Neck Installation and Training.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.    CONTRACT ID CODE

              J
--------------------------------------------------------------------------------
PAGE OF PAGES
 1       1

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    A00008

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
    02/23/96

--------------------------------------------------------------------------------
4 REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5.    PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6.    ISSUED BY COMMANDER  CODE      S1103A
                                -------------
DCMAO Atlanta
805 Walker Street, Suite 1
ATTN: DCMDS-GAACA
Marietta, GA 30060-2789
POC: LT K. Eric Oettl (770) 590-6009/DSN 697-6009
--------------------------------------------------------------------------------
7.    ADMINISTERED BY (If other than item 6)        CODE
                                                        -------------

--------------------------------------------------------------------------------
8.    NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)

      FIREARMS TRAINING SYSTEMS INC.
      7340 MCGINNIS FERRY ROAD
      SUWANEE, GA 30174-2806


--------------------------------------------------------------------------------
   CODE 76478               FACILITY CODE
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (SEE  ITEM 11)

   ---------------------------------------
   10A. MODIFICATION OF CONTRACT/ORDER

 X      M67854-94-C-2014

   ---------------------------------------
   10B. DATED (SEE ITEM 13)

        08/04/94
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning      copies of the amendment;
                                                ----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    AD 1741109 6445 031 00701 0 000027 2D 000000 644530046092
    Net decrease $6,950.00
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
    THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 42.302(b)(3)

--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)


--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to revise the delivery schedule for CLIN 0109AA of USMC deliveries 6, 7A, 9A, and 9B as follows:

    Delivery No.       CLIN       QTY    Org Date       Revised Date
     USMC 6            0109AA      4     16 AUG 95      NLT 05 MAR 96
     USMC 7A           0109AA      3     16 OCT 95      NLT 05 MAR 96
     USMC 9A           0109AA      2     16 NOV 95      NLT 05 MAR 96
     USMC 9B           0109AA      1     16 NOV 95      NLT 05 MAR 96

As consideration for this delivery extension, the contractor offers and the Government accepts $6,950.00. The total contract price is reduced by $6,950.00 from $32,789,760.00 to $32,782,810.00.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Bob Terry, Director of Programs
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      /s/ Bob Terry
      ------------------------------------------
BY    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      23 Feb 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      PATRICK GOURLEY
      ADMINISTRATIVE CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Patrick Gourley
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      2-23-96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
33.   CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        8

--------------------------------------------------------------------------------
34. AMENDMENT/MODIFICATION NO.
    P00040

--------------------------------------------------------------------------------
35. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
36. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
37. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
38. ISSUED BY COMMANDER  CODE      M67854
                                -------------
ATTN CTQ 3LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
39.   ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GA 30060-2789

--------------------------------------------------------------------------------
40. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE, GA 30174-2806


   TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 41A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    41B. DATED (See Item 11)

   ---------------------------------------
 X  42A. MODIFICATION OF CONTRACT/ORDER
         M67854-94-C-2014

   ---------------------------------------
    42B. DATED (See Item 13)
         4 AUGUST 1994
--------------------------------------------------------------------------------
43. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment;
                                               -----
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
44. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 7 on page 7 of this modification.
--------------------------------------------------------------------------------
             45. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES.
--------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
46. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
47A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, DIRECTOR OF PROGRAMS
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ BOB TERRY
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       16 May 96

--------------------------------------------------------------------------------
48A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
48B.  UNITED STATES OF AMERICA


     /S/ ELLEN SIMONOFF
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      16 May 96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

The purpose of this modification is to change the contract by: 1) incorporating Engineering Change Proposal (ECP) Number 76478-009/96 R1 (Attachment 1) and ECP Number 76478-010/96 R1 (Attachment 2) at not-to-exceed prices, 2) revising Section B by creating unpriced CLINs for the ECPs, 3) providing GFP in Section H, 4) incorporating DFARS clause 252.217-7027 Price Ceiling for the ECPs, 5) adding an Unlimited Warranty for the Army National Guard units by creating CLIN 0251 and revising portions of Section C and H, 6) making changes to Section F, and 7) providing funds. Accordingly, the above numbered contract is modified as follows:

1. Pursuant to FAR clause 52.243-1, "Changes - Fixed Price (AUG 87), "ECP Number 76478-009/96 R1 (provided as Attachment 1 to this modification) and ECP Number 76478-010/96 R1 (provided as Attachment 2 to this modification) are hereby added to the contract as follows:


   a.  Description of Change
       ---------------------

76478-009/96R1; Add a 60mm mortar to the ISMT to form a Closed Loop Indirect Fire Trainer. See Block 19 of Attachment 1.

76478-010/96R1; Add a 81mm mortar to the ISMT to form a Closed Loop Indirect Fire Trainer. See Block 19 of Attachment 1.

For any discrepancy between this modification and Attachments 1 and 2 to this modification, this modification takes precedence over the attachments.

b. Production Effectivity
   ----------------------

76478-009/96R1; 60mm Mortar:  The change shall be for 94 units.
76478/010/96R1; 81mm Mortar:  The change shall be for 70 units.

 c. Effect on Contract Data Requirements
    ------------------------------------

All manuals and contract data requirements that are effected by incorporation of the ECPs in paragraph 1.a. above shall be revised and supplemented in accordance with the corresponding DD Form 1423. Review cycles and distribution shall be in accordance with the corresponding DD Form 1423.

Under CLIN 0046, Deposit Maintenance Manual, Exhibit M, Sequence Number M001 including Maintenance Contract Data in accordance with SOW, the Government requires 45 days to review and provide comment on the depot level maintenance drawings and maintenance contract data. NO MORTARS SHALL BE ACCEPTED FOR DELIVERY until after the approval of the depot level maintenance drawings and maintenance contract data is granted in writing by the Procuring Contracting Officer (PCO).

 d. Effect on Delivery Schedule
    ---------------------------

7648-009/96R1; 60mm Mortar: The Contractor agrees to deliver a quantity of 6 units per month commencing within 30 days after the PCO provides written approval of the depot level maintenance drawings.

76478-010/96R1; 81mm Mortar: The Contractor agrees to deliver a quantity of 6 units per month commencing within 30 days after the PCO provides written approval of the depot level maintenance drawings.

e. Equitable Contract Price Adjustment
   -----------------------------------

The equitable adjustment in the prices of contract M67854-94-C-2014 resulting from the changes in 1.a. above shall be negotiated pursuant to the procedures of the "Changes" clause by the Contractor and the Procuring Contracting Officer
(PCO). The equitable adjustment negotiated shall encompass all units. Not-to-exceed (NTE) unit prices are established in Section B as shown in paragraph 2 of this modification.

f. Funds Obligated
   ---------------

The total not-to-exceed amount of $1,758,233 is obligated for ECPs 76478-
                                  ----------
009/96R1 and 76478-010/96R1. See paragraph 6 of this modification for accounting and appropriation data. All cost associated with each ECP incorporated by this modification shall be maintained in a separate cost ledger until negotiated. There is no change in contract price as a result of this change.

   g.  Other
       -----

The purpose of the travel by the Contractor is to observe the actual use of mortars during live fire training. The Contractor agrees to provide its own transportation and lodging. The Government shall arrange a time and place at MCB Camp Lejeune during which the Contractor may observe Marines while they perform their training.

2. In order to make provisions for ECPs 76578-009/R1 and -010/R1 to be added to the ISMT, new line items are hereby created and Section B, "SUPPLIES AND/OR SERVICES AND PRICES," is hereby revised to include the following:

 CLIN   ACRN          SUPPLIES/SERVICES                      OTY/UN
------  ----  ---------------------------------  -------------------------------
 0247    xx   TESTING OF 60MM MORTAR AND 81MM    1 EA  Not-to-exceed $7,471
              MORTAR including test procedures
              and test report

 0248    xx   60MM MORTAR                        94 EA  Not-to-exceed $2,016,770
              ECP 76478-009/96 R1
              (NTE unit price:  $21,455)

 0249    xx   81MM MORTAR                        70 EA  Not-to-exceed $1,442,770
              ECP 76478-010/96 R1
              (NTE unit price:  $20,611)

 0250    xx   CHANGES TO CONTRACT DATA           1LO  Not-to-exceed $49,455
              REQUIREMENTS as a result of
              adding mortars under ECP 76478-
              009/96 R1 and -010/R1

3. The following is hereby added to Section H-19 GOVERNMENT FURNISHED PROPERTY
                                            ----------------------------------

In accordance with FAR clause 52.245-2, Government Property, (Dec 1989), the following Government Furnished Equipment (GFE) shall be provided and is authorized for use on the subject contract:

NSN                     Description           Unit Price  Date Available
-------------  -----------------------------  ----------  --------------

1010010205626  60mm Mortar                       $21,531  45 Days ARO
1015011646651  81mm Mortar                       $23,000  45 Days ARO
1240012018299  Telescope Mount (Sighting         $ 1,291  45 Days ARO
               Device)
1240012113608  Elbow Telescope (Sighting         $   372  45 Days ARO
               Device)
5895013954252  AN/UYK-102 FSCCS                  $56,100  45 Days ARO
1220012159410  81mm Circular Firing Scale        $  1.13  45 Days ARO
1220010454965  60mm Graphical Firing Scale       $  9.00  45 Days ARO


All GFE listed above shall be returned to the Government 30 days after Government acceptance of the first production unit of the 60mm Mortar under CLIN 0248.

4. As a result of adding ECPs 76478-009/96 R1 and -010/96 R1 as unpriced change orders at ceiling prices, the following clauses are hereby added to Section I:

FAR 52216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)
----------------------------------------------------------

   (a) In performing this modification, the Contractor is not authorized to make expenditures or incur obligations exceeding $1,758,233 dollars.
                                                 ----------
   (b) The maximum amount for which the Government shall be liable if this contract is terminated is $1,768,233 dollars.
                          ----------

DEFINIZATION OF ECPs 76478-009/96 R1 and 76478-010/96R1 INCORPORATED INTO THE
-----------------------------------------------------------------------------
CONTRACT BY MODIFICATION P00040
-------------------------------

   (a) A firm-fixed price definitive modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of this modification, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

   (b)  The schedule for definitizing this contract is:

EVENT:                                    TARGET DATE:
------                                    ------------
   Submission of auditable proposal       17 July 1996
   Submission of cost and pricing data    17 July 1996
   Beginning of negotiations              9 October 1996
   Definitization of the Mod. P00040      15 November 1996

   (c) If agreement on a definitive contract to supersede this undefinitized modification is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the work ordered by Modification P00040, ECPs 76478-009/96 R1 and 76478-010/96 R1, subject only to the Limitation of Government Liability clause.

   (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by:

 (i) All clauses required by the FAR on the date of execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

 (ii) All clauses required by laws of the date of the Contracting Officer's determination; and

 (iii)  Any other clauses, terms, and conditions mutually agreed upon.

   (2) To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this Modification P00040 shall continue in effect, except those that by their nature apply only to an undefinitized change order.

   (d) The definitive contract modification resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $3,516,466.
----------

5. An Unlimited Warranty for the Army National Guard is hereby added to the contract as follows:

   a. Contract line item number (CLIN) 0251 is hereby created and added to Section B as follows:

 CLIN   ACRN          SUPPLIES/SERVICES              OTY/UN
------  ----  ---------------------------------  ---------------
 0251    AS   UNLIMITED WARRANTY for Army        FFP  $31,990.00
              National Guard Systems Effective
              through 30 September 1996 LAW
              clauses C-10 and H-20 of the
              contract

   b.  In Section C-10, THE FOLLOWING IS DELETED:

   "C-10 Item 0245, and if and to the extent options are exercised under Option
Item 0344:

a. Under Item 0245, the Contractor shall provide an unlimited warranty at the firm-fixed price in Section B for all items delivered through 30 September 1996. This unlimited warranty shall be in accordance with clause H-20 of the contract. The warranty applies to items purchased for the Marine Corps and Marine Corps Reserves only. Items purchased for the Army National Guard or STRICOM are not covered under the Unlimited Warranty of the above numbered contract unless otherwise changed by contract modification."

   AND REPLACED WITH:

   "C-10 Items 0245 and 0251, and if and to the extent options are exercised under Option Item 0344:

a. Under Item 0245 and 0251, the Contractor shall provide and unlimited warranty at the firm-fixed price in Section B for all items delivered through 30 September 1996. The unlimited warranty shall be in accordance with clause H-20 of the contract. Under Item 0245, the warranty applies to items purchased for the Marine Corps and Marine Corps Reserves only; under 0247, the warranty applies to items purchased for the Army National Guard only. Items purchased for STRICOM are not covered under the Unlimited Warranty of the above numbered contract unless otherwise changed by contract modification."

   c.  Paragraph k is hereby added to C-10 as follows:

k. Under Item 0251, the Contractor agrees to repair all items under the above numbered contract that are currently in need of repair at the execution date of this modification in accordance with the provisions herein. Replacement items shall be shipped to receiving destinations within 2 working days of the execution date of this modification.

   d. In Section H, paragraph k is hereby add to clause H-20, UNLIMITED WARRANTY, as follows:

"k. Under CLIN 0251, items that fail, are damaged, are discovered to be defective, or are discovered to be in non-conformance with the contract prior to 30 September 1996 are covered by this warranty provision. The contractor is obligated to repair or replace the item even if it is received by the contractor after 30 September 1996."

6. The following changes are hereby made to Section F-3:

   a. The address for Delivery #15A provided in paragraph 4 of Modification P00035 is hereby revised to the following:

TRAFFIC DIVISION
MARK FOR M33062
MARINE CORPS BASE (BLDG 2253)
CAMP PENDLETON, CA  92055
POC MR. MATT CRABTREE
(619) 725-6138

DODAAC M33062

   b. For the additional items under Delivery #13 (see Attachment "A" to Modification P00033) to be shipped to MCB, Camp Butler, Okinawa, the delivery date is hereby established as 14 June 1996, FOB Origin, for the following:

CLIN      QTY  DESCRIPTION
--------  ---  -----------
0102AC      6  M-16s
0111AC      8  M203s

7. In Section G-3 ACCOUNTING AND APPROPRIATION DATA funds are obligated as
              -------------------------------------
follows:

As a result of paragraph 1 above:
---------------------------------
AP 1761109 6445 031 00701 0 000027 2D 000000 644530066020 increase $1,758,233.00
Doc. No. M9545096RC66020 (USMC)

As a result of paragraph 5 above:
---------------------------------
AS 21 6 2065 18-1050 517891.14-25GZ 18RSD96028 RP31 increase $31,990
MIPR 18RSD96028, Basic (NGB)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

8. A summary of funds obligated on contract are as follows:

================================================================================
ACRN:              FUNDS               AMOUNT INCREASED     CURRENT
                   PREVIOUSLY          OR DECREASED (  )    OBLIGATED
                   OBLIGATED ON        BY THIS              AMOUNT ON
                   CONTRACT AS OF      MODIFICATION:        CONTRACT:
                   MOD. P00038:
================================================================================

AA                 $11,300,715.00            $0             $11,300,715.00

AB                 $ 5,352,379.02            $0              $5,352,379.02

AC                 $ 1,053,650.00            $0              $1,053,650.00

AD                 $ 7,081,812.00            $0              $7,082,529.00

AE                 $   244,200.00            $0                $244,200.00

AF                 $   655,281.00            $0                $655,281.00

AG                 $ 4,641,907.00            $0              $4,641,907.00

AH                 $   578,472.26            $0                $578,472.26

AJ                 $   994,824.00            $0                $994,824.00

AK                 $    30,000.00            $0                 $30,000.00

AL                 $   432,517.80            $0                $432,517.80

AM                 $    98,886.00            $0                 $98,886.00

AN                 $ 1,142,479.00            $0              $1,142,479.00

AP                 $   475,596.00    $1,758,233.00           $2,233,829.00

AQ                 $   103,575.00            $0                $103,575.00

AR                 $    84,894.00            $0                 $84,894.00

AS                 $    22,672.00       $31,990.00              $54,662.00

AT                 $    16,410.00            $0                 $16,410.00

TOTAL AMOUNT:      $34,310,987.08    $1,790,223.00          $36,101,210.08
================================================================================

9. As a result of this modification, the total contract firm-fixed price is hereby increased from $34,259,987.08 (as last revised in Modification P00038) by $31,990.00 to a new total contract firm-fixed price of $34,291,977.08.

10. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1
------------------------------------------------------------------------------
1.  DATE (YY/MM/DD)
       96/01/29
--------------------------------------------------------------------------------
Form Approved OMB No. 0704-0188
------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden to Department of Defense, Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork reduction Project (0704-0188), Washington, D.C. 20503.
PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
------------------------------------------------------------------------------
2.  PROCURING ACTIVITY NO.
M67854
------------------------------------------------------------------------------
3.  DODAAC
M30 500
------------------------------------------------------------------------------
4.  ORIGINATOR

------------------------------------------------------------------------------
a.  TYPED NAME (First, Middle Initial, Last)

Firearms Training Systems, Inc.

------------------------------------------------------------------------------
b.  ADDRESS (Street, City, State, Zip Code)
    7340 McGinnis Ferry Road
    Suwanee, GA 30174
------------------------------------------------------------------------------
5.  CLASS OF ECP

------------------------------------------------------------------------------
6.  JUST CODE
O
------------------------------------------------------------------------------
7.  PRIORITY
            U
------------------------------------------------------------------------------
8.  ECP DESIGNATION
------------------------------------------------------------------------------
a.  MODEL/TYPE
------------------------------------------------------------------------------
b.  CAGE CODE
76478
------------------------------------------------------------------------------
c.  SYSTEM DESIGNATION
ISMT
------------------------------------------------------------------------------
9.  BASELINE AFFECTED
[_] FUNCTIONAL        [ X ] PRODUCT
[_] ALLOCATED
------------------------------------------------------------------------------
10. OTHER SYS./CONFIG. ITEMS AFFECTED
[_]YES              [X] NO
------------------------------------------------------------------------------
d.  ECP NO.                           e. TYPE      f. REV
76478-009/96                          F            R1
------------------------------------------------------------------------------
11. SPECIFICATION AFFECTED
------------------------------------------------------------------------------

                CAGE Code  Specification/Document No.  Rev SCN
------------------------------------------------------------------------------
a.  SYSTEM                   PD-94-003
------------------------------------------------------------------------------
b.  DEVELOPMENT
------------------------------------------------------------------------------
c.  PRODUCT
------------------------------------------------------------------------------
12. DRAWINGS AFFECTED
------------------------------------------------------------------------------
    CAGE Code                     Number                    Rev.          NOR
------------------------------------------------------------------------------
13. TITLE OF CHANGE Add 60 mm Mortar Closed Loop Indirect Fire Trainer to the
    ISMT
------------------------------------------------------------------------------
14. CONTRACT NO. AND LINE ITEM
M67854-94-C-2014  OLIN TBD
------------------------------------------------------------------------------
15. PROCURING CONTRACTING OFFICER
------------------------------------------------------------------------------
a.  NAME (First, Middle Initial, Last)   Ellen Simonoff
------------------------------------------------------------------------------
b.  CODE CTQ                      c.  TELEPHONE NO.703-784-5822 x246
------------------------------------------------------------------------------
16. CONFIGURATION ITEM NOMENCLATURE Closed Loop Indirect Fire Trainer
------------------------------------------------------------------------------
17. IN PRODUCTION
[ ] YES  [X] NO
------------------------------------------------------------------------------
18. ALL LOWER LEVEL ITEMS AFFECTED
------------------------------------------------------------------------------
a.  NOMENCLATURE N/A             b. PART NO.          c.  NSN
                                 N/A                      N/A
------------------------------------------------------------------------------
19. DESCRIPTION OF CHANGE
To add a simulated MORTAR to the Indoor Simulated Markmanship Trainer (ISMT) and Infantry Squad Trainer (IST). By adding the MORTAR, this ECP will complete the enhancement of full-mission, interactive training in the form of a Closed Loop Indirect Fire Trainer (CLIFT), providing full training for the Forward Observer
(FO), Fire Direction Center (FDC), and the mortar crew.
------------------------------------------------------------------------------
20. NEED FOR CHANGE
An additional training capabilities to the ISMT. Train Mortar Gun-Crews and Fire Direction Centers as well as Forward Observers. Will significantly reduce training ammunition expenditure without reducing training quality.
------------------------------------------------------------------------------
21. PRODUCTION EFFECTIVITY BY SERIAL NUMBER

------------------------------------------------------------------------------
22. EFFECTIVE ON PRODUCTION DELIVERY SCHEDULE
None
------------------------------------------------------------------------------
23. RETROFIT
------------------------------------------------------------------------------
a.  RECOMMENDED ITEM EFFECTIVITY    b. SHIP/VEHICLE CLASS AFFECTED
N/A                                 N/A
------------------------------------------------------------------------------
c.  ESTIMATED KIT DELIVERY SCHEDULE d. LOCATIONS OR SHIP/VEHICLE NUMBERS
                                       AFFECTED
N/A                                    N/A
------------------------------------------------------------------------------
24. ESTIMATED COST/SAVINGS UNDER    25.ESTIMATED NET TOTAL COSTS/SAVINGS
    CONTRACT
    $2,333,289.00                                   $2,333,289.00
------------------------------------------------------------------------------
26. SUBMITTING ACTIVITY             b. TITLE Bob Terry, Director of Programs
a.  AUTHORIZED SIGNATURE
    /s/ BOB TERRY
------------------------------------------------------------------------------
27. APPROVAL/DISAPPROVAL
------------------------------------------------------------------------------
a.  CLASS 1                         b.  CLASS II
[_] APPROVAL    [_] DISAPPROVAL     [_] APPROVED [_] DISAPPROVED
    RECOMMENDED     RECOMMENDED
------------------------------------------------------------------------------
c. CLASS III
[_]CONCUR IN CLASSIFI-       [_]DO NOT CONCUR IN CLASSI-
   CATION OF CHANGE             FICATION OF CHANGE

------------------------------------------------------------------------------
d.  GOVERNMENT ACTIVITY          e.  SIGNATURE            f. DATE SIGNED
                                                             (YYMMDD)

------------------------------------------------------------------------------
g.  APPROVAL    h. GOVERNMENT    i. SIGNATURE             j. DATE SIGNED
[_]  APPROVED     ACTIVITY                                   (YYMMDD)
[_]  DISAPPROVED                 /s/ Paul J. Fantanery       960516
------------------------------------------------------------------------------
DD Form 1692, APR 92 EF-V1)(parFORM PRO)  Previous editions are obsolete.

--------------------------------------------------------------------------------
                   ENGINEERING CHANGE PROPOSAL (ECP), PAGE 2

--------------------------------------------------------------------------------
Form Approved
OMB No. 0704-0188
------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN
       ------
COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY

--------------------------------------------------------------------------------
ECP Number
76478-009/96 RI

--------------------------------------------------------------------------------
         EFFECTS ON FUNCTIONAL/ALLOCATED CONFIGURATION DOCUMENTATION
--------------------------------------------------------------------------------
28. OTHER SYSTEM AFFECTED

NONE

--------------------------------------------------------------------------------
29. OTHER CONTRACTORS/ACTIVITIES AFFECTED
No other contractors affected. Activities affected are all those where ISMT and IST's are currently installed.

--------------------------------------------------------------------------------
30. CONFIGURATION ITEMS AFFECTED

The configuration of the ISMT and IST are affected, by adding a simulated weapon component, and through added enhanced training capability. Both the ISMT and IST may now be configured as a CLIFT, or use the MORTAR interchangeably with other simulated weapons to add to existing training capabilities.

--------------------------------------------------------------------------------
31. EFFECTS ON PERFORMANCE ALLOCATIONS AND INTERFACES IN SYSTEM SPECIFICATION

Performance allocations are enhanced by expanded trainer capabilities. The ISMT and IST will serve multiple functions as a CLIFT, a marksmanship trainer, and a fire team/squad combined arms trainer. Interfaces in system specification will remain largely unchanged and the MORTAR readily attaches to the system control ports in place of existing weapons.

--------------------------------------------------------------------------------
32. EFFECTS ON EMPLOYMENT, INTEGRATED LOGISTICS SUPPORT, TRAINING, OPERATIONAL EFFECTIVENESS OR SOFTWARE

No effects on employment.
ILS will require the addition of the MORTAR as a system component, technical manuals, OJT Manual and depot maintenance capability. USMC Training: Enhanced capability for FO, FDC, and mortar crews. Operator Training: Minimal changes. OJT Manual will be upgraded. System Operational Effectiveness: No Change; greater utilization. Software: Changes will be incorporated. Additional deployment cases will be required for the MORTAR.

--------------------------------------------------------------------------------
33. EFFECTS ON CONFIGURATION ITEM SPECIFICATIONS

The configuration of the ISMT and the IST will be effected by enhancement, in that they will have added CLIFT. This will impact USMC nomenclature configuration. The system hardware configurations will not be changed, except for the addition of a new simulated weapon, the MORTAR.

--------------------------------------------------------------------------------
34. DEVELOPMENTAL REQUIREMENTS AND STATUS

The Mortar will be developed in accordance with the USMC specification approved and attached as backup to Bock 19. Current status: Awaiting USMC turn-on for ECP.

--------------------------------------------------------------------------------
35. TRADE-OFFS AND ALTERNATIVE SOLUTIONS

ALTERNATIVES: Acquisition of Separate MORTAR Training system. Train Marines with live fire.

TRADE-OFF: CLIFT is cost effective and expands an existing system.

--------------------------------------------------------------------------------
36. DATE BY WHICH CONTRACTUAL AUTHORITY IS NEEDED (YYMMDD)

    96/07/01
--------------------------------------------------------------------------------
DD Form 1692/1, APR 92 EF-V1) (parFORM PRO)    Previous additions are obsolete.

--------------------------------------------------------------------------------
                  ENGINEERING CHANGE PROPOSAL (ECP), PAGE 3    Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE     ----------------
       ------                                                   ECP Number
ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING      76478-009/96 RIu
CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY         ----------------
NUMBER LISTED IN ITEM 2 OF THIS FORM 1692
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    EFFECTS ON PRODUCT DOCUMENTATION, LOGISTICS AND OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
  X             FACTOR                          ENCL.   PAR.    (x)                     FACTOR                          ENCL.   PAR.
------------------------------------------------------------------------------------------------------------------------------------
        37.  EFFECT ON PRODUCT CONFIGURATION                            39.  EFFECT ON OPERATIONAL EMPLOYMENT
             DOCUMENTATION OR CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
        a.   PERFORMANCE                         N/A    N/A             a.   SAFETY                                     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        b.   WEIGHT-BALANCE-STABILITY (Aircraft) N/A    N/A             b.   SURVIVABILITY                              N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        c.   WEIGHT-MOMENT (Other equipment)     N/A    N/A             c.   RELIABILITY                                N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        d.   CORL, TECHNICAL DATA                N/A    N/A             d.   MAINTAINABILITY                            N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     e.   NOMENCLATURE                         1      1              e.   SERVICE LIFE                               N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                        f.   OPERATING PROCEDURES                       N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        38.  EFFECT ON INTEGRATED LOGISTICS                             g.   ELECTROMAGNETIC INTERFERENCE               N/A     N/A
             SUPPORT (ILS) ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
        a.   ILS PLANS                           N/A    N/A             h.   ACTIVATION SCHEDULE                        N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     b.   MAINTENANCE CONCEPT, PLANS AND       1      2              i.   CRITICAL SINGLE POINT FAILURE ITEMS        N/A     N/A
             PROCEDURES
------------------------------------------------------------------------------------------------------------------------------------
        c.   LOGISTICS SUPPORT ANALYSES          N/A    N/A             j.   INTEROPERABILITY                           N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        d.   INTERIM SUPPORT PROGRAM             N/A    N/A                                                             N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     e.   SPARES AND REPAIR PARTS              1      2                                                              N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     f.   TECH MANUALS/PROGRAMMING TAPES       1      2              40.  OTHER CONSIDERATIONS
------------------------------------------------------------------------------------------------------------------------------------
        g.   FACILITIES                          N/A    N/A     X       a.   INTERFACE                                  N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        h.   SUPPORT EQUIPMENT                   N/A    N/A             b.   OTHER AFFECTED EQUIPMENT/GFE/GFP           N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     i.   OPERATOR TRAINING                    1      2              c.   PHYSICAL CONSTRAINTS                       N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        j.   OPERATOR TRAINING EQUIPMENT         N/A    N/A             d.   COMPUTER PROGRAMS AND                      N/A     N/A
                                                                             RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
        k.   MAINTENANCE TRAINING                N/A    N/A             e.   REWORK OF OTHER EQUIPMENT                  N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
        l.   MAINTENANCE TRAINING EQUIPMENT      N/A    N/A             f.   SYSTEM TEST PROCEDURES                     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
  X     m.   CONTRACT MAINTENANCE                 1      2      X       g.   WARRANTY/GUARANTEE                          1       3
------------------------------------------------------------------------------------------------------------------------------------
  X     n.   PACKAGING, HANDLING, STORAGE,        1      2      X       h.   PARTS CONTROL                               1       3
             TRANSPORTABILITY
------------------------------------------------------------------------------------------------------------------------------------
  X     o.   Test Plan.  Test & Report            1      2      X       i.   LIFE CYCLE COSTS                            1       3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
41.  ALTERNATIVE SOLUTIONS
(1)  Train Marines with live Fire.
(2)  New systems acquisitions.

------------------------------------------------------------------------------------------------------------------------------------
42.  DEVELOPMENTAL STATUS
Under development.  FATS has designed the MORTAR simulator, awaiting ECP approval to complete the design.

------------------------------------------------------------------------------------------------------------------------------------
43.  RECOMMENDATIONS FOR RETROFIT
To be accomplished by first activity delivery and acceptance, with all attendant support deliverables.  This will be followed with a delivery schedule approved by the USMC Procurement Office.

------------------------------------------------------------------------------------------------------------------------------------
44.  WORK-HOURS PER UNIT TO INSTALL RETROFIT KITS                       45.  WORK-HOURS TO CONDUCT SYSTEM TESTS AFTER RETROFIT
------------------------------------------------------------------
a.   ORGANIZATION  b.  INTERMEDIATE  c.  DEPOT  d.  OTHER

         2                  0             0            0
------------------------------------------------------------------------------------------------------------------------------------
46.  THIS CHANGE MUST BE ACCOMPANIES                                    47.  IS CONTRACTOR FIELD SERVICE   48.  OUT OF SERVICE TIME
                                                                             ENGINEERING REQUIRED?
  [X] BEFORE  [_] WITH   [_] AFTER THE FOLLOWING                                                                  3 hours
                             CHANGES                                         [_] YES    [X]   NO
------------------------------------------------------------------------------------------------------------------------------------
49.  EFFECT OF THIS ECP AND PREVIOUSLY APPROVED ECP'S ON ITEM           50.  DATE CONTRACTUAL AUTHORITY NEEDED FOR (YYMMDD)
                                                                       -------------------------------------------------------------
                                                                        a.   PRODUCTION
                                                                                                 96/07/07
                            N/A                                        -------------------------------------------------------------
                                                                        b.   RETROFIT
                                                                                                 96/07/01
------------------------------------------------------------------------------------------------------------------------------------
DD Form 1692/2, APR 92 EF-V1)(parFORM PRO)      Previous editions are obsolete.

--------------------------------------------------------------------------------
                                                               Form Approved
             ENGINEERING CHANGE PROPOSAL (ECP), PAGE 5         OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THE COMPLETED DD FORM
1692.                                                        -------------------
                                                              ECP Number
                                                              76478-009/96 RI
--------------------------------------------------------------------------------
52.  ESTIMATED COSTS/SAVINGS  Summary, RELATED ECP's (Use parentheses for savings)
--------------------------------------------------------------------------------

                                                                CAGE CODE       ECP NUMBER      COSTS/SAVINGS   OTHER COSTS/SAVINGS
                                                                                                    UNDER          TO GOVERNMENT
                                                                                                  CONTRACTS
                                                                    (a)             (b)              (c)                 (d)
------------------------------------------------------------------------------------------------------------------------------------
a.  PRODUCTION COSTS/SAVINGS (Subtotal of Costs/Savings
    Elements from Page 4, item 4.a., applicable to aircraft,          N/A
    ship, tank, vehicle, missile or its subsystem)
------------------------------------------------------------------------------------------------------------------------------------
    (1)    SUBTOTAL PRODUCTION COSTS/SAVINGS
------------------------------------------------------------------------------------------------------------------------------------
b.  RETROFITS COSTS (Applicable to aircraft, ship, tank,              N/A              N/A                                        0
    vehicle, missile or its subsystem)
------------------------------------------------------------------------------------------------------------------------------------
    (1)    SUBTOTAL RETROFIT COSTS
------------------------------------------------------------------------------------------------------------------------------------
c.  INTERATED LOGISTICS SUPPORT COSTS/SAVINGS
                    REVISED REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
    (1)    ITEM RETROFIT (If not covered under "b")                   N/A                                                         0
           (Applicable to aircraft, ship, tank,
           vehicle, missile or its subsystem)
------------------------------------------------------------------------------------------------------------------------------------
    (2)    ILS SUBTOTAL (Applicable to aircraft, ship,                N/A                                                         0
           tank, vehicle, missile or its subsystem)
------------------------------------------------------------------------------------------------------------------------------------
    (3)    OPERATOR TRAINER (Net total cost/saving from               N/A                                                         0
           each ECP covering operator trainer)
------------------------------------------------------------------------------------------------------------------------------------
    (4)    MAINTENANCE TRAINER (Net total cost/saving from            N/A                                                         0
           each ECP covering maintenance trainer)
------------------------------------------------------------------------------------------------------------------------------------
    (5)    OTHER TRAINING EQUIPMENT                                   N/A                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (6)    SUPPORT EQUIPMENT (Net total cost/saving from              N/A                                                         0
           each ECP on support, equipment)
------------------------------------------------------------------------------------------------------------------------------------
    (7)    ILS PLANS                                                  N/A                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (8)    MAINTENANCE CONCEPT, PLANS, SYSTEM DOCUMENTS
------------------------------------------------------------------------------------------------------------------------------------
    (9)    INTERIM SUPPORT PLAN                                       N/A                                                         0
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NON-         RECURRING COSTS
                NEW REQUIREMENTS                     CAGE       RECURRING      ------------------
                                                     CODE          COSTS        UNIT  QTY  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
    (10)   PROVISIONS DOCUMENTATION                   N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (11)   OPER TRNR/TRNG DEVICES/EQUIP               N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (12)   MANUAL/SPARS, REPAIR PARTS (For(11))       N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (13)   MAINTENANCE TRNR/TRNG                      N/A                                                                         0
           DEVICES/EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
    (14)   MANUALS/SPARES, REPAIR PARTS (For          N/A                                                                         0
           (13))
------------------------------------------------------------------------------------------------------------------------------------
    (15)   SUPPORT EQUIPMENT                          N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (16)   MANUALS (FOR (15))                         N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (17)   PROVISION DOCUMENTATION (FOR (15))         N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (18)   REPAIR PARTS (For (16))                    N/A                                                                         0
------------------------------------------------------------------------------------------------------------------------------------
    (19)   SUBTOTALS COSTS/SAVINGS
           (Sum of c(1) through c(18))

------------------------------------------------------------------------------------------------------------------------------------
                                                                   CAGE
d.   OTHER COSTS/SAVINGS                                           CODE            ECP NUMBER                                     0
     (Total from page 4, item 4.d., or related ECP's)           ---------        --------------
                                                                      N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     (1)    TOTAL OTHER COSTS/SAVINGS                                                                                             0
------------------------------------------------------------------------------------------------------------------------------------
     (2)    SUBTOTALS OF COLUMNS                                                                                                  0
------------------------------------------------------------------------------------------------------------------------------------
     (3)    SUBTOTAL UNDER CONTRACT                                                                                               0
------------------------------------------------------------------------------------------------------------------------------------
e.   ESTIMATED NET TOTAL COSTS/SAVINGS
     (a + b + c + d)                                                                                                              0
------------------------------------------------------------------------------------------------------------------------------------

N/A DD Form 1692/4, APR 92 EF-V1)     Previous editions are obsolete.
(parFORM PRO)

--------------------------------------------------------------------------------
             ENGINEERING CHANGE PROPOSAL (ECP) (HARDWARE), PAGE 6
--------------------------------------------------------------------------------
Form Approved
OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the one for reviewing instructions, searching existing date serveres, gathering and maintaining the date needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202.4302 and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT PRODUCING ACTIVITY NUMBER LISTED IN ITEM 2 OF THE COMPLETED DD FORM 1692.
--------------------------------------------------------------------------------
ECP NUMBER
76478-009/96 R1
--------------------------------------------------------------------------------
53. CAGE CODE
    76478
--------------------------------------------------------------------------------
54.  CONFIGURATION SOFTWARE ITEM NOMENCLATURE
Closed Loop Indirect Fire Trainer (CLIFT)
--------------------------------------------------------------------------------
56. DATE AUTHORIZATION TO PROCEED
    RECEIVED BY CONTRACTOR (YYMMDD)
--------------------------------------------------------------------------------
59. TITLE OF CHANGE
Addition of 81mm Martor CLIFT to the ISMT
--------------------------------------------------------------------------------
        S  START DELIVERY       C COMPLETE DELIVERY             PROGRESS POINT
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       NO. OF MONTHS           1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
-----------------------------------------------------------------------------------------------------------------------------------
a.
       -------------------- -------------------------------------------------------------------------------------------------------
C      (1) Production          Test  S               G
O
N      -------------------- -------------------------------------------------------------------------------------------------------
F      (2) Tech Manuals        S   G
I
G      -------------------- -------------------------------------------------------------------------------------------------------
U      (3) Retrofit
R
A      -------------------- -------------------------------------------------------------------------------------------------------
T      (4) MWO/TCTO/SC/ALT
I          LTD
O      -------------------- -------------------------------------------------------------------------------------------------------
N      (5) Spares/Repair
           Parts
I      -------------------- -------------------------------------------------------------------------------------------------------
T
E
M      -------------------- -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
b.
       (1) Production
S
U      -------------------- --------------------------------------------------------------------------------------------------------
P      (2) Tech Manuals/
P      Prog. Tapes             S   G
O
R      -------------------- -------------------------------------------------------------------------------------------------------
T
       (3) Retrofit
E
Q      -------------------- -------------------------------------------------------------------------------------------------------
U
I      (4) MWO/TCTO/ALT/TD
P
M      -------------------- -------------------------------------------------------------------------------------------------------
E
N      (5) Repair Parts
T
       -------------------- -------------------------------------------------------------------------------------------------------
c.
       (1) Operator
T
R      -------------------- -------------------------------------------------------------------------------------------------------
A
I      (2) Maintenance
N
E      -------------------- -------------------------------------------------------------------------------------------------------
R

--------------------------- -------------------------------------------------------------------------------------------------------
       NO. OF MONTHS           1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             ENGINEERING CHANGE PROPOSAL (ECP) (SOFTWARE), PAGE 7

--------------------------------------------------------------------------------
Form Approved
OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the one for reviewing instructions, searching existing date severes, gathering and maintaining the date needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services Directorate for Information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202 4302 and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington DC 20503.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT PRODUCING ACTIVITY NUMBER LISTED IN ITEM 2 OF THE COMPLETED DD FORM 1692.
--------------------------------------------------------------------------------
ECP NUMBER
76478-009/96 R1
--------------------------------------------------------------------------------
53. CAGE CODE
    76478
--------------------------------------------------------------------------------
54.  COMPUTER SOFTWARE ITEM NOMENCLATURE
Closed Loop Indirect Fire Trainer (CLIFT)
--------------------------------------------------------------------------------
56. DATE AUTHORIZATION TO PROCEED
    RECEIVED BY CONTRACTOR (YYMMDD)
--------------------------------------------------------------------------------
59. TITLE OF CHANGE
Addition of 81mm Martor CLIFT to the ISMT
--------------------------------------------------------------------------------
        S  START DELIVERY       C COMPLETE DELIVERY             PROGRESS POINT
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       NO. OF MONTHS           1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
-----------------------------------------------------------------------------------------------------------------------------------
a.
       -------------------- -------------------------------------------------------------------------------------------------------
C      (1) Software            s           g
O      Engineering
N      -------------------- -------------------------------------------------------------------------------------------------------
F      (2) Software
I      Documentation
G      -------------------- -------------------------------------------------------------------------------------------------------
U      (3) Software
R      Replication
A      -------------------- -------------------------------------------------------------------------------------------------------
T      (4) Software
I      Distribution
O      -------------------- -------------------------------------------------------------------------------------------------------
N

I      -------------------- -------------------------------------------------------------------------------------------------------
T
E
M      ------------------- --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
b.
       (1) Software
S      Engineering
U      Environment Upgrade
P      -------------------- -------------------------------------------------------------------------------------------------------
P      (2) Software Test
O      Environment Upgrade
R      -------------------- -------------------------------------------------------------------------------------------------------
T

E      -------------------- -------------------------------------------------------------------------------------------------------
Q
U
I      -------------------- -------------------------------------------------------------------------------------------------------
P
M
E      -------------------- -------------------------------------------------------------------------------------------------------
N
T
-----------------------------------------------------------------------------------------------------------------------------------
c.

T      (1) Operator
R      ------------------- --------------------------------------------------------------------------------------------------------
A
I      (2) Maintenance
N      -------------------- -------------------------------------------------------------------------------------------------------
E
R
-----------------------------------------------------------------------------------------------------------------------------------
       NO. OF MONTHS           1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
-----------------------------------------------------------------------------------------------------------------------------------

Block 11.  Specifications Affected:  Purchase Description 94-003

1. Change paragraph 3.1.3 b. from:

   b. Weapons Firing System. Includes AT4, M2 (.50 cal), M9, M16A2, M240G, M203, MK19, MP5, SAW, SMAW, Service Shotgun (12 gauge), recoil mechanism, night vision training capability and supporting arms spotting training capability.

   To:
   b. Weapons Firing System. Includes AT4, M2 (.50 cal), M9, M16A2, M240G, M203, MK19, MP5, SAW, SMAW, Service Shotgun (12 gauge), 60 mm Mortar, recoil mechanism, night vision training capability and supporting arms spotting training capability.

2. Add to paragraph 3.2.1.4:

   1.  60 mm Mortar.

3. Change second paragraph of paragraph 3.2.1.4 from:

   The weapons shall look and function like the actual weapons to the degree specified herein. Each weapon shall be capable of firing during the shoot/no-shoot and combat scenarios and shall accurately represent the ballistic characteristics of the weapon.

   To:
   The weapons shall look and function like the actual weapons to the degree specified herein. Each weapon shall be capable of firing during the shoot/no-shoot (except mortars) and combat scenarios and shall accurately represent the ballistic characteristics of the weapon.

4. Add to paragraph 3.7.2.1.1:

   k. Mortars. Shall be provided with the gun tube, base plate and dummy rounds in HE, SMOKE, and ILLUM configurations including color and markings.

Block 19.  Description of Change

1. Background: In November, 1994, MARCORSYSCOM requested by MCSC letter CTQ-3LW:050, that FATS provide a proposal for the Closed Loop Indirect Fire Trainer (CLIFT). FATS submitted its proposal in January, 1995, and a draft specification in March, 1995. In July, 1995, MARCORSYSCOM requested by MCSC letter CTQ-3LW:427 that FATS submit three separate deviations for CLIFTs; one for the 60 mm mortar, one for the 81 mm mortar, and one for the 4.2 inch and 120 mm mortars. The deviations were submitted as requested. In November, 1995, MARCORSYSCOM requested an ECP which FATS submitted on 14 Dec. 1995 with FATS letter MC950220.BT. After review, the Government further requested that the ECP be broken down into four separate ECPs; one for each type mortar. This ECP is one of the four submitted as requested. The purpose of this ECP is to add a mortar to the Indoor Simulated Marksmanship Trainer (ISMT) and Infantry Squad Trainer (IST). Software to accommodate the mortar was added to the system by Contract Modification P00004 Paragraph 5.c.(1). Add to paragraph 3.7.2.2: "All systems shall include the software to support adding a mortar to any system."
An update to the OJT Manual, Depot Maintenance Manual and Commercial Off-the-Shelf Manual will also be provided. Changes to the OJT Manual will accumulate the SME Changes from Contract Modification P00004 pending since 17 January 1995 publication of the OJT Manual. (See block 51.c(8)).

2. General: The CLIFT will provide interactive, full mission training for the Forward Observer (FO), Fire Direction Center (FDC), and the mortar crew(s). The system operator will be able to analyze the execution of all tasks from the Instructor's Control Station (ICS) PC. Up to three mortars can be fired on the system simultaneously. The system program provides for replay and analysis capability. The CLIFT is completely compatible with the IST and ISMT.

3.  Mortars:  The system will simulate firing of the 60 mm mortar.

3.1 Mortar Tubes: A simulated gun tube and base plate will be supplied. The user will provide bipod and sighting mechanisms.

3.2 Mounting Platform: The mortar will be provided with a mounting platform upon which the simulated base plate will be seated. The platform will allow for a full range of motion for bipods/bridges. The surface will be of a non-slip material.

3.3 Range of Motion; Bipod/bridge and Cannon: The mortar will have 6400 mils range of motion for deflection and 800 - 1600 mils for elevation.

3.4 Ammunition: Dummy round will be provided for all calibers in HE, SMOKE, and ILLUM configurations including color and markings. Rounds will provide for setting of fuzes and for placement of charges. The system will identify rounds by types, charge, fuse, and whether or not the round is armed (safety pin). Appropriate effects will be rendered on the simulated impact point on the screen. Rounds will be fired in the normal manner but will not be expelled from the muzzle, they will be extracted at the base of the cannon. Each mortar will be provided with one round of each type and caliber.

3.5 Recoil: Each mortar will be equipped with a pneumatic recoil mechanism which induces sufficient displacement so as to require recheck and occasional relaying of sights and levels.

4. Forward Observer: The FO will be at a position 20 feet from the perpendicular to the viewing screen center. The FO can use standard military 7x50 binoculars with reticle. The FO and FDC will be provided standard military maps (scale 1:50,000) of the operational area. The FO will use standard issue communication equipment. Being in close proximity to the ICS operator, communications are not necessary between them, however, a line of communication to the FDC is recommended. A simulated compass will be projected on the screen for use by the FO. It is graduated in Mils.

5. Fire Direction Center: The FDC will generate gun data using issued equipment. Standard issue equipment (to be provided by the user) will be used between the FDC, the FO, and the gun crews. Issue computers and DMD's will work within the simulator environment.

6. MET Data: The Instructor may input MET information into the system which will cause the FDC to access and use the proper tables for solutions.

7. Instructor's Station: The Operator will be able to set up an exercise on the PC by mouse operation to include, but not limited to the following:

a. Call signs
b. Mortar location
c. FO location
d. MET data (wind, temperature, elevation, ATM pressure, humidity, etc.)
e. Call for fire format in a checklist format.
f. Instructor can see elevation/deflection, charge, fuse, rounds fired, and bubbles level, on P.C. Monitor.

8. Training Analysis: The system will monitor all interaction of the FO, FDC, and gun crews to determine the effectiveness of any given mission. Through the analysis of manual and sensory input, the system will provide both real time monitoring and after action review information for the instructor. The CLIFT will accomplish all training tasks except those requiring displacement/emplacement or connection of the base plate and cannon. The FATS design is a one piece base plate and cannon. No hip shoot or misfire tasks will be available except those which do not include assembling or disassembling the base plate and cannon.

8.1 FO: All elements of the Call of Fire will be processed by the FDC. FDC calculations will be layed on the mortar. Knowing the location of the target, the system will determine if the FO is within selectable parameters for the mission.

8.2 FDC:

a. Manual Computations: The system will have a manual input device which will allow the firing data to be entered into the system. Based upon mortar location and the Call for Fire, the system will determine if the computations are correct including MET calculations.

b. Computer Assisted Calculations: The ballistic computer will be monitored to determine if entries are correct.

8.3 Mortars: Sensors will determine if the correct firing data has been applied to gun and munitions. Sensors will determine if aiming is correct and sensors will determine if cross level is achieved.

8.4 Timing: Standards for time, as determined by the customer, can be established for partial tasks and completed mission.

8.5 Overall Interaction and Review: After all of the above data are registered in the system and a mission is fired, a system analysis of the whole fire mission will be conducted. The FO's commands will be checked by the system to determine if the command was correct based upon the system knowing the actual target location. Regardless of whether or not the FO command was correct, the system will be able to determine if the FDC worked up a correct solution based on the call. Finally, the system will be able to determine if the gun crew placed the correct data on the gun and layed/fired the mission according to the data given to them.

8.5.1 After Action Review:

a. Replay: A complete replay of the engagement will be presented on the large screen with round impacts, hit or miss, and elapsed time. Replay will be on a projected map with target locations and round impacts.

b. Firing Data: Tabular data will appear on the screen to indicate FO information, FDC calculation, and final gun data, to include; deflection, elevation, charge, fuze, aiming error, and cross level error (if any). This data will be presented in synchronization with the replay. All corrections/changes will be updated as they actually occurred during the mission.

9.  Deliverables:

a. 60 mm mortar kit
b. CO2 tanks and valves
c. Maps TBD by scenarios
d. Software

e. Wiring kit
f. Update to COTS Manual
g. Update to OJT Manual
h. Update to Depot Maintenance Manual
i. Test Procedures, OCD Test for the Mortar, and Test Report

10. Government Support Requirements:

a. Government will provide reference manuals and training requirements for mortar crews, FDC, and FO.

b. Government to provide one complete mortar of each type and sighting devices of each type to be studied for system engineering. Government to provide one Digital Message Device and one Ballistic Computer. Equipment will not be modified and will be returned upon completion of system delivery.

c. Government to coordinate travel for FATS personnel to observe a Mortar shoot at Camp Lejuene. Each service conducts mortar firing differently. FATS personnel will observe the USMC method and assure that the ISMT provides training to USMC standards.

------------------------------------------------------------------------------
ENGINEERING CHANGE PROPOSAL (ECP), PAGE 1
------------------------------------------------------------------------------
1.  DATE (YY/MM/DD)
          96/01/29
------------------------------------------------------------------------------
Form Approved
OMB No. 0704-0188
------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, D.C. 20503.
PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/ PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
------------------------------------------------------------------------------
2.  PROCURING ACTIVITY NO.
    M67854
------------------------------------------------------------------------------
3.  DODAAC
    M30500
------------------------------------------------------------------------------
4.  ORIGINATOR

------------------------------------------------------------------------------
a.  TYPED NAME (First, Middle Initial, Last)
    Firearms Training Systems, Inc.

------------------------------------------------------------------------------
b.  ADDRESS (Street, City, State, Zip Code)
    7340 McGinnis Ferry Road
    Suwanee, GA 30174
------------------------------------------------------------------------------
5.  CLASS OF ECP
1
------------------------------------------------------------------------------
6.  JUST CODE
0
------------------------------------------------------------------------------
7.  PRIORITY
U
------------------------------------------------------------------------------
8.  ECP DESIGNATION
------------------------------------------------------------------------------
a.  MODEL/TYPE
------------------------------------------------------------------------------
b.  CAGE CODE
76478
------------------------------------------------------------------------------
c.  SYSTEM DESIGNATION
ISMT
------------------------------------------------------------------------------
d.  ECP NO.
76478-010/96
------------------------------------------------------------------------------
e.  TYPE
F
------------------------------------------------------------------------------
f.  REV
R1
------------------------------------------------------------------------------
9.  BASELINE AFFECTED
[    ] FUNCTIONAL  [   X   ] PRODUCT
[    ] ALLOCATED
------------------------------------------------------------------------------
10.OTHER SYS./CONFIG. ITEMS AFFECTED
[_]YES  [X] NO
------------------------------------------------------------------------------
11. SPECIFICATIONS AFFECTED
------------------------------------------------------------------------------

                 CAGE Code  Specification/Document No.    Rev SCN
------------------------------------------------------------------------------
a.  SYSTEM                   PD-94-003
------------------------------------------------------------------------------
b.  DEVELOPMENT
------------------------------------------------------------------------------
c.  PRODUCT
------------------------------------------------------------------------------
12. DRAWINGS AFFECTED
------------------------------------------------------------------------------
    CAGE Code                     Number                    Rev.          NOR
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
13. TITLE OF CHANGE Add 81mm Mortar Closed Loop Indirect Fire Trainer to the
ISMT
------------------------------------------------------------------------------
14. CONTRACT NO. AND LINE ITEM
M67854-94-C-2014  CLIN TED
------------------------------------------------------------------------------
15. PROCURING CONTRACT OFFICER
------------------------------------------------------------------------------
a.  NAME (First, Middle Initial, Last)   ELLEN SIZNONOFF
------------------------------------------------------------------------------
b.  CODE CTQ                      c.  TELEPHONE NO. 703-784-5822 X246
------------------------------------------------------------------------------
16. CONFIRMATION ITEM NOMENCLATURE Closed Loop Indirect Fire Trainer
------------------------------------------------------------------------------
17. IN PRODUCTION
[ ] YES  [X] NO
------------------------------------------------------------------------------
18. ALL LOWER LEVEL ITEMS AFFECTED
------------------------------------------------------------------------------
a. NOMENCLATURE                 b. PART NO           c.  NSN
   N/A                             N/A                   N/A
------------------------------------------------------------------------------
19. DESCRIPTION OF CHANGE

To add a simulated MORTAR to the Indoor Simulated Marksmanship Trainer 91SMT) and Infantry Squad Trainer (IST), by adding the MORTAR, this ECP will complete the enhancement of full-mission, interactive training in the form of a Closed Loop Indirect Fire Trainer (CLIFT), providing full training for the Forward Observer (FO), Fire Direction Center (FDC), and the mortar crew.

------------------------------------------------------------------------------
20. NEED FOR CHANGE

Add additional training capabilities to ISMT. Train Mortar Gun-Crews and Fire Direction Centers as well as Forward Observers. Will significantly reduce training ammunition expenditure without reducing training quality.
------------------------------------------------------------------------------
21. PRODUCTION EFFECTIVELY BY SERIAL NUMBER
None
------------------------------------------------------------------------------
22. EFFECT ON PRODUCTION DELIVERY SCHEDULE
None
------------------------------------------------------------------------------
23. RETROFIT
------------------------------------------------------------------------------
a.  RECOMMENDED ITEM EFFECTIVITY     b. SHIP/VEHICLE CLASS AFFECTED
N/A                                  N/A
------------------------------------------------------------------------------
c.  ESTIMATED KIT DELIVERY SCHEDULE  d.  LOCATIONS OR SHIP/VEHICLE NUMBERS
N/A                                      AFFECTED
                                     N/A
------------------------------------------------------------------------------
24. ESTIMATED COSTS/SAVINGS UNDER    25. ESTIMATED NET TOTAL COSTS/SAVINGS
    CONTRACT                             $1,626,991.00
    $1,626,991.00
------------------------------------------------------------------------------
26. SUBMITTING ACTIVITY              b.  TITLE Bob Terry, Director of Programs
a.  AUTHORIZED SIGNATURE /s/BOB TERRY
------------------------------------------------------------------------------
27. APPROVAL/DISAPPROVAL
------------------------------------------------------------------------------
a.  CLASS 1                     b.  CLASS II
[X] APPROVAL    [_] DISAPPROVAL [_] APPROVED [_] DISAPPROVED
    RECOMMENDED     RECOMMENDED

------------------------------------------------------------------------------
c. CLASS III
[_]CONCUR IN CLASSIFICATION     [_]DO NOT CONCUR IN CLASSIFICATION
   OF CHANGE                       OF CHANGE
------------------------------------------------------------------------------

d. GOVERNMENT ACTIVITY          e.  SIGNATURE                 f. DATE SIGNED
                                                              (YYMMDD)
------------------------------------------------------------------------------
g. APPROVAL    h. GOVERNMENT    i. SIGNATURE                  j. DATE SIGNED
[X]  APPROVED     ACTIVITY                                    (YYMMDD)
[_]  DISAPPROVED                /s/ Paul J. Fentanery            96/05/16

------------------------------------------------------------------------------
DD Form 1692, APR 92 (EF-V1)(ParFORM PRO)  Previous editions are obsolete

                                                                  ATTACHMENT "B"

--------------------------------------------------------------------------------
                   ENGINEERING CHANGE PROPOSAL (ECP), PAGE 2  Form Approved
                                                              OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
PLEASE DO NOT RETURN YOUR COMPLETED FORM TO EITHER OF THESE ADDRESSES. RETURN COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PROCURING ACTIVITY NUMBER LISTED IN ITEM 2 OF THIS FORM.
                                                                      ECP NUMBER
                                                                 76478-010/96 R1
--------------------------------------------------------------------------------
          EFFECTS ON FUNCTIONAL/ALLOCATED CONFIGURATION DOCUMENTATION
--------------------------------------------------------------------------------
28.  OTHER SYSTEM AFFECTED

     None
--------------------------------------------------------------------------------
29.  OTHER CONTRACTORS/ACTIVITIES AFFECTED

No other contractors affected. Activities affected are all those where ISMT and IST's are currently installed.
--------------------------------------------------------------------------------
30.  CONFIGURATION ITEMS AFFECTED

The configuration of the ISMT and IST are affected, by adding a simulated weapon component, and through added enhanced training capability. Both the ISMT and IST may now be configured as a CLIFT, or use the MORTAR interchangeably with other simulated weapons to add to existing training capabilities.

--------------------------------------------------------------------------------
31.  EFFECTS ON PERFORMANCE ALLOCATIONS AND INTERFACES IN SYSTEM SPECIFICATION

Performance allocations are enhanced by expanded trainer capabilities. The ISMT and IST will serve multiple functions as a CLIFT, a marksmanship trainer, and a fire team/squad combined arms trainer. Interfaces in system specification will remain largely unchanged, and the MORTAR readily attaches to the system control ports in place of existing weapons.
--------------------------------------------------------------------------------
32. EFFECTS ON EMPLOYMENT, INTERGRATED LOGISTICS SUPPORT, TRAINING OPERATIONAL EFFECTIVENESS OR SOFTWARE

No effects on employment.
ILS will require the addition of the MORTAR as a system component, technical manuals, OIT Manual and depot maintenance capability. USMC Training: Enhanced capability for FO, FDC, and mortar crews. Operator Training: Minimal changes. OIT Manual will be upgraded. System Operational Effectiveness: No Change; greater utilization. Software: Changes will be incorporated. Additional deployment cases will be required for the MORTAR.

--------------------------------------------------------------------------------
33.  EFFECTS ON CONFIGURATION ITEM SPECIFICATIONS

The configuration of the ISMT and the IST will be effected by enhancement, in that they will have added CLIFT. This will impact USMC nomenclature configuration. The system hardware configurations will not be changed except for the addition of a new simulated weapon, the MORTAR.

--------------------------------------------------------------------------------
34.  DEVELOPMENTAL REQUIREMENTS AND STATUS

The Mortar will be developed in accordance with the USMC specification approved and attached as backup to Block 19. Current status: Awaiting USMC turn-on for ECP.
--------------------------------------------------------------------------------
35.  TRADE-OFFS AND ALTERNATIVE SOLUTIONS

ALTERNATIVES:    Acquisition of separate MORTAR Training system. Train Marines with live fire.

TRADE-OFF:  CLIFT is cost effective and expands an existing system.

--------------------------------------------------------------------------------
36.  DATE BY WHICH CONTRACTUAL AUTHORITY IS NEEDED (YYMMDD)

                                   96/07/01


--------------------------------------------------------------------------------
DD Form 1692, APR 92 EF-V1) (parFORM PRO)    Previous editions are obsolete.

                                  ENCLOSURE 1

1. EFFECT ON PRODUCT CONFIGURATION DOCUMENTATION OR CONTRACT

   e.  Nomenclature: Add CLIFT to ISMT/IST at USMC option.

2. EFFECTS ON ILS ELEMENTS:

   b.  Maintenance Concept: Add the 60mm Mortar.
   e. Spares and Repair Parts: Provision for Maintenance Level. Spares to be negotiated per recommendation by FATS 60 days prior to first delivery for mortars (recommended quantities 10% of total purchase).
   f.  Technical Manuals: Develop Operator/Depot Manuals. New Equipment Training
       (NET) to be negotiated.
   i. Operator Training: Modify OJT Manual/Update-Revision.
   m. Contract Maintenance: Add Depot Maintenance of 60mm Mortar.
   n. Packaging: Develop new packaging for 60mm Mortar.
   o. Test Plan, Test & Report: Testing and Acceptance document.

3. OTHER CONSIDERATIONS

   g. WARRANTY: Add FATS standard 90 day Commercial Warranty as agreed upon.

   h. PARTS CONTROL: Need to add repair parts, part numbers, in all referenced parts lists, LRU lists, deport parts lists, tech manuals, etc.

   i. LIFE CYCLE COSTS: Increased for support of 60mm Mortar simulator.

Block 11.  Specifications Affected:  Purchase Description 94-003

1. Change paragraph 3.1.3b. from:

   b. Weapons Firing System. Includes AT4, M2 (.50 cal), M9, M16A2, M240G, M203, MK19, MP5, SAW, SMAW, Service Shotgun (12 gauge), recoil mechanism, night vision training capability and supporting arms spotting training capability.

   To:
   b. Weapons Firing System. Includes AT4, M2 (.50 cal). M9, M16A2, M240G, M203. MK19, MP5, SAW, SMAW, Service Shotgun (12 gauge), 81 mm Mortar, recoil mechanism, night vision training capability and supporting arms spotting training capability.

2. Add to paragraph 3.2.1.4:

   m. 81 mm Mortar.

3. Change second paragraph of paragraph 3.2.1.4 from:

   The weapons shall look and function like the actual weapons to the degree specified herein. Each weapon shall be capable of firing during the shoot/no-shoot and combat scenarios and shall accurately represent the ballistic characteristics of the weapon.

   To: The weapons shall look and function like the actual weapons to the degree specified herein. Each weapon shall be capable of firing during the shoot/no-shoot (except mortars) and combat scenarios and shall accurately represent the ballistic characteristics of the weapon.

4. Add to paragraph 3.7.2.1:

   k. Mortars. Shall be provided with the gun tube, base plate and dummy rounds in HE, SMOKE, and ILLUM configurations including color and markings.

Block 19.  Description of Change

1. Background: In November, 1994, MARCORSYSCOM requested by MCSC letter CTQ-3LW:050, that FATS provide a proposal for the Closed Loop Indirect Fire Trainer (CLIFT). FATS submitted its proposal in January, 1995, and a draft specification in March, 1995. In July, 1995, MARCORSYSCOM requested by MCSC letter CTQ-3LW:427 that FATS submit three separate deviations for CLIFTs; one for the 60mm mortar, one for the 81 mm mortar, and one for the 4.2 inch and 120 mm mortars. The deviations were submitted as requested. In November, 1995, MARCORSYSCOM requested an ECP which FATS submitted on 14 Dec 1995 with FATS letter MC950220.BT. After review, the Government further requested that the ECP be broken down into four separate ECPs; one for each type mortar. This ECP is one of the four submitted as requested. The purpose of this ECP is to add a 81 mm mortar to the Indoor Simulated Marksmanship Trainer (ISMT) and Infantry Squad Trainer (IST). Software to accommodate the mortar was added to the system by Contract Modification P00004 Paragraph 5.c.(1) Add to paragraph 3.7.2: "All systems shall include the software to support adding a mortar to any system."
An update to the OJT Manual, Depot Maintenance Manual and Commercial Off-the-Shelf Manual will also be provided. Changes to the OJT Manual will accumulate the SME Changes from Contract Modification P00004 pending since 17 January 1995 publication of the OJT Manual. (See block 51.c.(8)).

2. General: The CLIFT will provide interactive, full mission training for the Forward Observer. (FO), Fire Direction Center (FDC), and the mortar crew(s). The system operator will be able to analyze the execution of all tasks from the Instructor's Control Station (ICS) PC. Up to three mortars can be fired on the system simultaneously. The system program provides for replay and analysis capability. The CLIFT is completely compatible with the IST and ISMT.

3. Mortars:  The system will simulate firing of the 81 mm mortar.

3.1 Mortar Tubes: A simulated gun tube and base plate will be supplied. The user will provide bipod and sighting mechanisms.

3.2 Mounting Platform: The mortar will be provided with a mounting platform upon which the simulated base plate will be seated. The platform will allow for a full range of motion for bipods/bridges. The surface will be of a non-slip material.

3.3 Range of Motion; Bipod/bridge and Cannon: The mortar will have 6400 mils range of motion for deflection and 800-1600 mils for elevation.

3.4 Ammunition: Dummy rounds will be provided for all calibers in HE, SMOKE, and ILLUM configurations including color and markings. Rounds will provide for setting of fuzes and for placement of charges. The system will identify rounds by types, charge, fuse, and whether or not the round is armed (safety pin). Appropriate effects will be rendered on the simulated impact point on the screen. Rounds will be fired in the normal manner but will not be expelled from the muzzle, they will be extracted at the base of the cannon. Each mortar will be provided with one round of each type and caliber.

3.5 Recoil: Each mortar will be equipped with a pneumatic recoil mechanism which induces sufficient displacement so as to require recheck and occasional relaying of sights and levels.

4. Forward Observer: The FO will be at a position 20 feet from and perpendicular to the viewing screen center. The FO can use standard military 7 x 50 binoculars with reticle. The FO and FDC will be provided standard military maps (scale 1:50,000) of the operational area. The FO will use standard issue communication equipment. Being in close proximity to the ICS operator, communications are not necessary between them, however, a line of communication to the FDC is recommended. A simulated compass will be projected on the screen for use by the FO. It is graduated in Mils.

5. Fire Direction Center: The FDC will generate gun data using issued equipment. Standard issue equipment (to be provided by the user) will be used between the FDC, the FO, and the gun crews. Issue computers and DMD's will work within the simulator environment.

6. MET Data: The Instructor may input MET information into the system which will cause the FDC to access and use the proper tables for solutions.

7. Instructor's Station: The Operator will be able to set up and exercise on the PC by mouse operation to include, but not limited to the following:

a.  Call signs
b.  Mortar location
c.  FO location
d.  MET data (wind, temperature, elevation, ATM pressure, humidity, etc.)
e.  Call for fire format in a checklist format.
f. Instructor can see elevation/deflection, charge, fuse, rounds fired, and bubbles level, on P.C. Monitor.

8. Training Analysis: The system will monitor all interaction of the FO, FDC, and gun crews to determine the effectiveness of any given mission. Through the analysis of manual and sensory input, the system will provide both real time monitoring and after action review information for the instructor. The CLIFT will accomplish all training tasks except those requiring
displacement/emplacement or connection of the base plate and cannon.   The FATS
design is a one piece base plate and cannon. No hip shoot or misfire tasks will be available except those which do not include assembling or disassembling the base plate and cannon.

8.1 FO: All elements of the Call for Fire will be processed by the FDC. FDC calculations will be layed on the mortar. Knowing the location of the target, the system will determine if the FO is within selectable parameters for the mission.

8.2  FDC:

a. Manual Computations: The system will have a manual input device which will allow the firing data to be entered into the system. Based upon mortar location and the Call for Fire, the system will determine if the computations are correct including MET calculations.

b. Computer Assisted Calculations: The ballistic computer will be monitored to determine if entries are correct.

8.3 Mortars: Sensors will determine if the correct firing data has been applied to gun and munitions. Sensors will determine if aiming is correct and sensors will determine if cross level is achieved.

8.4 Timing: Standards for time, as determined by the customer, can be established for partial tasks and completed mission.

8.5 Overall Interaction and Review: After all of the above data are registered in the system and a mission is fired, a system analysis of the whole fire mission will be conducted. The FO's commands will be checked by the system to determine if the command was correct based upon the system knowing the actual target location. Regardless of whether or not the FO command was correct, the system will be able to determine of the FDC worked up a correct solution based on the call. Finally, the system will be able to determine if the gun crew placed the correct data on the gun and layed/fired the mission according to the data given to them.

8.5.1 After Action Review:

a. Replay: A complete replay of the engagement will be presented on the large screen with round impacts, hit or miss, and elapsed time. Replay will be on a projected map with target locations and round impacts.

b. Firing Data: Tabular data will appear on the screen to indicate FO information, FDC calculation, and final gun data, to include; deflection, elevation, charge, fuze, aiming error, and cross level error (if any). This data will be presented in synchronization with the replay. All corrections/changes will be updated as they actually occurred during the mission.

9. Deliverables:

a.  81 mm mortar kit
b.  CO2 tanks and valves
c.  Maps TBD by scenarios
d.  Software
e.  Wiring Kit
f.  Update to COTS Manual
g.  Update to OJT Manual
h.  Update to Depot Maintenance Manual
I.  Test Procedures, OCD Test for the Mortar, and Test Report

10.  Government Support Requirements:

a. Government will provide reference manuals and training requirements for mortar crews, FDC, and FO.

b. Government to provide one complete mortar of each type and sighting devices of each type to be studied for system engineering. Government to provide one Digital Message Device and one Ballistic Computer. Equipment will not be modified and will be returned upon completion of system delivery.

c. Government to coordinate travel for FATS personnel to observe a Mortar shoot at Camp Lejuene. Each service conducts mortar firing differently. FATS personnel will observe the USMC method and assure that the ISMT provides training to USMC standards.

Delivery 16A, 14 June 1996

Ship to:

Commanding General
ATTN:  Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC 28542-0004

DODAAC M93177
POC Mr. Ed Gavre
(910)451-3281

CLIN             QTY      Description

0100AC           1        ISMT Base U
0101AD           1        Training Video
0102AD           4        M-16
0203AD           4        M-9
0104AB           0        Shot Gun
0105AG           1        M-249 SAW
0106AB           1        M240G
0206AB           1        M240G
0207AA           1        SMAW
0108AC           1        AT-4
0109AE           1        MK-19
0110AC           1        M-2
0111AD           1        M203
0112AC           1        MP5
0122AB           1        Toolset
0118AC           1        FO
0119AB           1        Night Vision
0120AD           1        O&M Manuals

Delivery 16B, 14 June 1996

Ship to:

MCSF Company Bangor
Naval Submarine Base Bangor
Silverdale, WA  98315-5030

DODAAC M53027
POC Capt. Erik Kraft
(360) 396-7188


CLIN      QTY    Description

0100AC         2 ISMT Base Unit
0101AB         2 Training Video
0102AD         8 M-16
0203AB         8 M-9
0104AB         0 Shot Gun
0105AG         2 M-249 SAW
0206AB         2 M240G
0206AC         2 M240G
0107AC         2 SMAW
0108AC         2 AT-4
0109AD         2 MK-19
0210AC         2 M-2
0111AC         2 M203
0112AA         1 MP5
0112AC         1 MP5
0117AE         2 ShootBack
0218AA         2 FO
0219AA         2 Night Vision
0220AA         2 O&M Manuals
0122AB         1 Toolset

Delivery 16C, 14 June 1996

Ship to:

MCSF Company Kings Bay
Naval Submarine Base Kings Bay
1062 USS Tennessee Ave
Kings Bay, GA  31547-2605

DODAAC M53800
POC Maj Steven Gaioni
(912) 673-2700

CLIN                              QTY  Description

0100AC                                 2 ISMT Base U
0101AB                                 2 Training Video
0102AD                                 8 M-16
0203AB                                 8 M-9
0104AB                                 0 Shot Gun
0105AG                                 2 M-249 SAW
0106AC                                 2 M240G
0206AC                                 2 M240G
0107AC                                 2 SMAW
0108AC                                 2 AT-4
0109AD                                 1 MK-19
0109AE                                 1 MK-19
0210AC                                 2 M-2
0111AC                                 1 M203
0111AD                                 1 M203
0112AC                                 2 MP5
0117AE                                 2 SB
0122AB                                 1 Toolset
0218AA                                 2 FO
0219AA                                 2 NV
0220AA                                 2 O&M Manuals

Delivery 16D, 14 June 1996

Ship to:

MCSF Company Yorktown
1808 Shuppe Drive
Naval Weapons Station
Yorktown, VA  23691-5100

DODAAC M53590
POC Sgt. Gregory Knudson
(804) 887-7284

CLIN                        QTY  Description
0100AB                           1 ISMT Base Unit
0100AC                           1 ISMT Base Unit
0101AD                           2 Training Viedo
0102AD                           8 M-16
0203AA                           8 M-9
0104AB                           0 Shot Gun
0105AG                           2 M-249 SAW
0206AB                           2 M240G
0206AC                           2 M240G
0107AB                           2 SMAW
0108AC                           2 AT-4
0109AC                           2 MK-19
0210AC                           2 M-2
0111AC                           2 M203
0112AA                           2 MPS
0117AE                           2 Shoot Back
0218AD                           2 FO
0219AB                           2 Night Vision
0220AA                           2 Q&M Manuals
0122AB                           1 Toolset

Delivery 17A, 16 July 1996

Ship to:

MCSF Company North Island
Naval Air Station North Island
San Diego, CA  92135

DODAAC M53260
POC Capt. Christopher Tavuchis
(619) 545-7246

CLIN                              QTY  Description

0100AC                                 2 ISMT Base Unit
0101AD                                 2 Training Video
0102AD                                 8 M-16
0203AB                                 8 M-9
0104AB                                 0 Shot Gun
0105AG                                 2 M-249 SAW
0106AC                                 2 M240G
0206AB                                 2 M240G
0207AA                                 2 SMAW
0108AB                                 2 AT-4
0109AE                                 2 MK-19
0210AC                                 2 M-2
0111AD                                 2 M203
0112AC                                 0 MP5
0117AE                                 2 ShootBack
0118AB                                 2 FO
0119AA                                 2 Night Vision
0120AD                                 2 O&M Manuals

Delivery 17B, 16 July 1996

Ship to:

Commanding General
ATTN:  TAVSC (MSG School)
Operations Division C034
Marine Corps Combat Development Comm
2006 Hawkins Ave
Quantico, VA  22134-5043

DODAAC M93031
POC Mr. Anderson
(703) 784-4036

CLIN                                    QTY  Description

0100AC                                       2 ISMT Base U
0101AD                                       2 Training Video
0102AD                                       0 M-16
0203AD                                       0 M-9
0104AB                                       0 Shot Gun
0105AG                                       0 M-249 SAW
0106AC                                       0 M240G
0207AB                                       0 SMAW
0108AB                                       0 AT-4
0109AE                                       0 MK-19
0110AB                                       0 M-2
0111AD                                       0 M203
0112AC                                       0 MP5
0117AE                                       0 ShootBack
0118AB                                       0 FO
0119AA                                       0 Night Vision
0120AD                                       2 O&M Manuals
0122AB                                       1 Toolset

Delivery 17C, 16 July 1996

Ship to:

Commanding General
ATTN: TAVSC
Operations Division C034
Marine Corps Combat Development Comm
2006 Hawkins Ave
Quantico, VA  22134-5043

DODACC M93031
POC Mr. Anderson
(703) 784-4063

CLIN                                    QTY  Description

0100AC                                       2 ISMT Base U
0101AD                                       2 Training Video
0102AD                                       4 M-16
0102AG                                       4 M-16
0203AD                                       8 M-9
0104AB                                       0 Shot Gun
0105AG                                       2 M-249 SAW
0106AC                                       2 M240G
0206AB                                       2 M240G
0207AB                                       2 SMAW
0108AC                                       2 AT-4
0109AE                                       2 MK-19
0210AC                                       2 M-2
0111AD                                       2 M203
0112AC                                       0 MP5
0118AC                                       2 FO
0119AD                                       2 Night Vision
0120AD                                       1 O&M Manuals
0220AB                                       1 O&M Manuals
0122AC                                       1 Toolset

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
17.  CONTRACT ID CODE

--------------------------------------------------------------------------------
PAGE OF PAGES
     1
--------------------------------------------------------------------------------
18.  AMENDMENT/MODIFICATION NO.
     P00041
--------------------------------------------------------------------------------
19.  EFFECTIVE DATE
     See Block 16C
--------------------------------------------------------------------------------
20.  REQUISITION/PURCHASE REQ. NO.
     M67854-96-C-ST005.42
--------------------------------------------------------------------------------
21.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
22.  ISSUED BY COMMANDER       CODE      M67854
                                   -------------
ATTN CTQ 2LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL   703-784-5822 ext. 225


--------------------------------------------------------------------------------
23.  ADMINISTERED BY (If other than Item 6)        CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA, GEORGIA 30060-2789

--------------------------------------------------------------------------------
24.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE, GEORGIA 30174-2806


   TIN: 57-0777-018   DUNS#: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 25A. AMENDMENT OF SOLICITATION NO.
---
    ---------------------------------------
    25B. DATED (See Item 11)

    ---------------------------------------
 X  26A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014
    ---------------------------------------
    26B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
          27. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
28. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             29. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
          appropriation date,       SET FORTH IN ITEM 14, PURSUANT TO THE
          AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        MUTUAL AGREEMENTS OF THE PARITES.
--------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
30. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to change the contract by adding USMC Deliveries #16 and #17. Accordingly, the above numbered contract is modified as follows:

1.  In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), USMC Deliveries
               ------------------------------------------
    # 16A, 16B, 16C, 16D, 17A, 17B and 17C are hereby Incorporated as shown in the attachment to this modification.

2. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
31A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, DIRECTOR OF PROGRAMS
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ BOB TERRY
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       5 June 1996

--------------------------------------------------------------------------------
32A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
32B.  UNITED STATES OF AMERICA



     ---------------------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED


--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE

--------------------------------------------------------------------------------
PAGE OF PAGES
 1
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   P00042
--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.
   M67854-96-C-ST005.41Aa and -ST005.42
--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER           CODE      M67854
                                     -------------
ATTN CODE CTQ 2LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
ATTN: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GEORGIA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC.         (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE GA 30174-2806


   TIN: 57-07777-018   DUNS#: 12-094-4665

--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
                  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 3 on page 3 of this modification.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          C-3 EXERCISE OF OPTIONS AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


See Attached.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, DIRECTOR OF PROGRAMS
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       12 June 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      13 June 1996
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00042

The purpose of this modification is to change the contract by: 1) exercising options (Attachment "A"), 2) incorporating changes and additions into Section F-3 including revising rate of delivery and providing USMC Delivery #17D, 17E, and 18A-18I (Attachment "B"), and 3) providing funds. Accordingly, the above numbered contract is modified as follows:

1. Pursuant to Section C-3, Exercise of Options, of the contract, options are hereby exercised in the quantities shown in Attachment "A" to this modification. As a result of the change in paragraph 2 below, the parties agree that the unit prices of Option CLINs Option Year 4 CLINs are revised to the same unit prices as the Option CLINs in Option Year 3.

2.  a.  In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), the required
                   --------------------------------------------
delivery schedule after 1 July 1996 shall be as follows for options if exercised:

OPTION ITEM NO.    UNITS PER MONTH
---------------    ---------------
0100               18 units per month commencing after
                   completion of CLIN 0001
0101               18 units per month commencing after
                   completion of CLIN 0015
0102               72 units per month commencing after
                   completion of CLIN 0002
0103               72 units per month commencing after
                   completion of CLIN 0003
0104, 0105,        18 units per month commencing after last
0107-0111, 0113-   delivery of same item in previous year
0120
0106               36 units per month commencing after
                   completion of CLIN 0006
0112               10 units per month commencing after
                   completion of CLIN 0012
0125               3 units per month commencing after
                   completion of CLIN 0125
0128               18 units per month commencing after
                   completion of CLIN 0128
0200               18 units per month commencing after
                   completion of CLIN 0100
0201               18 units per month commencing after
                   completion of CLIN 0101
0202               72 units per month commencing after
                   completion of CLIN 0102
0203               72 units per month commencing after
                   completion of CLIN 0103
0204, 0205,        18 units per month commencing after last
0207-0211, 0213-   delivery of same item in previous year
0220

OPTION ITEM NO.    UNITS PER MONTH
---------------    ---------------
0206               36 units per month commencing after
                   completion of CLIN 0106
0212               10 units per month commencing after
                   completion of CLIN 0112
0225               3 units per month commencing after
                   completion of CLIN 0125
0228               18 units per month commencing after
                   completion of CLIN 0128
0300               18 units per month commencing after
                   completion of CLIN 0200
0301               18 units per month commencing after
                   completion of CLIN 0201
0302               72 units per month commencing after
                   completion of CLIN 0202
0303               72 units per month commencing after
                   completion of CLIN 0203
0304, 0305,        18 units per month commencing after last
0307-0311, 0313-   delivery of same item in previous year
0320
0306               36 units per month commencing after
                   completion of CLIN 0206
0312               10 units per month commencing after
                   completion of CLIN 0212
0325               3 units per month commencing after
                   completion of CLIN 0225
0328               18 units per month commencing after
                   completion of CLIN 0228
0400               18 units per month commencing after
                   completion of CLIN 0300
0401               18 units per month commencing after
                   completion of CLIN 0301
0402               72 units per month commencing after
                   completion of CLIN 0302
0403               72 units per month commencing after
                   completion of CLIN 0303
0404, 0405,        18 units per month commencing after last
0407-0411, 0413-   delivery of same item in previous year
0420
0406               36 units per month commencing after
                   completion of CLIN 0306
0412               10 units per month commencing after
                   completion of CLIN 0312
0425               3 units per month commencing after
                   completion of CLIN 0325
0428               18 units per month commencing after
                   completion of CLIN 0328

          b. Quantities in CLINs other than 0100, 0200, 0300, and 0400 may vary according to the requirements of the Government and the various destinations.
If requested by the Government, the

                                                                M67854-94-c-2014
                                                             Modification P00042


contractor agrees to provide less than the quantities shown above at no change in contract price. Unless both parties agree otherwise, no quantities in excess of those shown above will be required.

          c. As a result of the change in rate of delivery, the required and desired delivery due dates from July 1996 through December 1996 for the 240 G
                                                                        -----
and M2 .50 CAL Machine Gun Simulators shall be negotiated and agreed upon by
-------------------------------------
both parties prior to incorporation into the contract by modification.

          d. CLIN 0221AP for Training at Camp Lejeune, NC, shall occur on 20-21 June 1996.

          e.  In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), USMC
                         --------------------------------------------
Deliveries Numbers 17D, 17E, and 18A through 18I are hereby incorporated into the above numbered contract and are provided as Attachment "B" to this modification.

3.  In Section G-3 ACCOUNTING AND APPROPRIATION DATA, funds are obligated as
               -------------------------------------
follows:

As a result of paragraph 1 above:
---------------------------------
AP 1761109 6445 031 00701 0 000027 2D 000000 644530066020
Doc.No.M9545096RC66020 (USMC)       increase $30,571,755.00

4.  A summary of funds obligated on contract are as follows:

==================================================================
ACRN:    FUNDS PREVIOUSLY         AMOUNT            CURRENT
         OBLIGATED ON             INCREASED         OBLIGATED
         CONTRACT AS OF           OR DECREASED ()   AMOUNT ON
         MOD. P00040:             BY THIS           CONTRACT
                                  MODIFICATION
==================================================================
AA       $11,300,715.00           $0                $11,300,715.00

AB       $5,352,379.02            $0                $5,352,379.02

AC       $1,053,650.00            $0                $1,053,650.00

AD       $7,081,812.00            $0                $7,082,529.00

AE       $244,200.00              $0                $244,200.00

AF       $655,281.00              $0                $655,281.00

AG       $4,641,907.00            $0                $4,641,907.00

AH       $578,472.26              $0                $578,472.26

AJ       $994,824.00              $0                $994,824.00

AK       $30,000.00               $0                $30,000.00

AL       $432,517.80              $0                $432,517.80

AM       $98,886.00               $0                $98,886.00

AN       $1,142,479.00            $0                $1,142,479.00

                                                                M67854-94-c-2014
                                                             Modification P00042


==================================================================
ACRN:    FUNDS PREVIOUSLY         AMOUNT            CURRENT
         OBLIGATED ON             INCREASED         OBLIGATED
         CONTRACT AS OF           OR DECREASED ()   AMOUNT ON
         MOD. P00040:             BY THIS           CONTRACT
                                  MODIFICATION
==================================================================
AP       $2,233,829.00            $30,571,755.00  $32,805,584.00

AQ       $103,575.00              $0              $103,575.00

AR       $84,894.00               $0              $84,894.00

AS       $54,662.00               $0              $54,662.00

AT       $16,410.00               $0              $16,410.00
------------------------------------------------------------------
TOTAL
 AMOUNT: $36,101,201.08           $30,571,755.00  $66,672,965.08
==================================================================

5. As a result of this modification, the total contract firm-fixed price is hereby increased from $34,291,977.08 (as last revised in Modification P00040) by $30,571,755.00 to a new total contract firm-fixed price of $64,863,732.08.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

                                                                M67854-94-C-2014
SECTION B - OPTION YEAR 3                                    Modification P00042


ITEM      ACRN  SUPPLIES/SERVICES                        QTY  UNIT PRICE   AMOUNT
----      ----  -----------------                        ---  -----------  -------------
0300       AP   ISMT BASE UNIT                           95  $ 40,542.00  $3,851,490.00
0302AA     AP   M-16A2                                   75  $  2,315.00  $  173,625.00
0303       AP   M9 PISTOL                               225  $  2,839.00  $  638,775.00
0306       AP   240G MACHINE GUN                         75  $ 18,850.00  $1,413,750.00
0307       AP   SMAW                                     75  $ 22,803.00  $1,710,225.00
0309AA     AP   MK-19 HEAVY MACHINE GUN                  45  $ 27,679.00  $1,245,555.00
0310       AP   M2 .50 CAL. MACHINE GUN                  75  $ 13,007.00  $  975,525.00
0311AA     AP   M-203 GRENADE LAUNCHER                   28  $  5,007.00  $  140,196.00
0317AA     AP   SHOOT BACK CAPABILITY                    51  $  1,056.00  $   53,856.00
0318AD     AP   FORWARD OBSERVER                         61  $  193.0000  $   11,773.00
0319       AP   NIGHT VISION                             95  $    785.00  $   74,575.00
0320       AP   OPERATIONS AND MAINTENANCE MANUALS       80  $    110.00  $    8,800.00

0321            ON-SITE TRAINING
0321AA    AP    Parris Island SC                          1  $  4,604.00  $    4,604.00
0321AB     AP   San Diego CA                              1  $  6,054.00  $    6,054.00
0321AC     AP   Quantico VA                               1  $  5,282.00  $    5,282.00
0321AD     AP   Camp Pendleton                            1  $  5,945.00  $    5,945.00
0321AE     AP   Camp Legeune, NC                          1  $  4,657.00  $    4,657.00
0321AF     AP   Camp SD Butler                            1  $  9,492.00  $    9,492.00
0321AG     AP   29 Palms CA                               1  $  5,875.00  $    5,875.00
0321AH     AP   Kanahoe Bay HI                            1  $  7,290.00  $    7,290.00
0321AJ     AP   Cherry Point NC                           1  $  4,634.00  $    4,634.00
0321AK     AP   Yuma AZ                                   1  $  5,793.00  $    5,793.00
0321AL     AP   El Toro CA                                1  $  6,136.00  $    6,136.00
0321AM     AP   Iwakuni Japan                             1  $  9,492.00  $    9,492.00
0321AN     AP   Beaufort SC                               1  $  4,604.00  $    4,604.00
0321AP     AP   Jacksonville NC                           1  $  4,657.00  $    4,657.00
0321AQ     AP   Norfolk VA                                1  $  5,115.00  $    5,115.00
0321AR     AP   Quantico VA                               1  $  5,282.00  $    5,282.00

0323AA     AP   VIDEO PRODUCTION (Fire Team Combat)       1  $ 60,672.00  $   60,672.00
0323AD     AP   VIDEO PRODUCTION (Close Quarter Battle)   1  $ 61,549.00  $   61,549.00
0323AF     AP   VIDEO PRODUCTION (Squad Combat)           1  $123,812.00  $  123,812.00

0328AA     AP   IST ADAPTER KIT                           7  $    554.00  $    3,878.00

0343            Extra day ON-SITE TRAINING
0343AA     AP   Parris Island SC                          1  $  1,363.00  $    1,363.00
0343AB     AP   San Diego CA                              1  $  1,485.00  $    1,485.00
0343AC     AP   Quantico VA                               1  $  1,375.00  $    1,375.00
0343AD     AP   Camp Pendleton                            1  $  1,439.00  $    1,439.00
0343AE     AP   Camp Legeune, NC                          1  $  1,338.00  $    1,338.00
0343AF     AP   Camp SD Butler                            1  $  1,729.00  $    1,729.00
                                                                             Page 2 of 4


ITEM      ACRN  SUPPLIES/SERVICES             QTY  UNIT PRICE   AMOUNT
----      ----  -----------------             ---  -----------  -------------
0343AG     AP   29 Palms CA                    1  $  1,417.00  $    1,417.00
0343AH     AP   Kanehoe Bay HI                 1  $  1,637.00  $    1.637.00
0343AJ     AP   Cherry Point NC                1  $  1,338.00  $    1,338.00
0343AK     AP   Yuma AZ                        1  $  1,337.00  $    1,337.00
0343AL     AP   El Toro CA                     1  $  1,558.00  $    1,558.00
0343AM     AP   Iwakuni Japan                  1  $  1,729.00  $    1,729.00
0343AN     AP   Beaufort SC                    1  $  1,363.00  $    1,363.00
0343AP     AP   Jacksonville NC                1  $  1,338.00  $    1,338.00
0343AQ     AP   Norfolk VA                     1  $  1,488.00  $    1,488.00
0343AR     AP   Quantico VA                    1  $  1,375.00  $    1,375.00

                                                  Subtotal    $10,666,277.00

                                                     ATTACHMENT "A", Page 2 of 3

                                                                M67854-94-C-2014
SECTION B - OPTION YEAR 4                                    Modification P00042


ITEM      ACRN  SUPPLIES/SERVICES                   QTY  UNIT PRICE     AMOUNT
--------  ----  -----------------                   ---  ----------  -------------
0400       AP   ISMT BASE UNIT                      22  $40,542.00  $  891,924.00
0403       AP   M9 PISTOL                          225  $ 2,839.00  $  638,775.00
0406AA     AP   240G MACHINE GUN                    75  $18,850.00  $1,413,750.00
0407AA     AP   SMAW                                75  $22,803.00  $1,710,225.00
0410AA     AP   M2 .50 CAL. MACHINE GUN             75  $13,007.00  $  975,525.00
0418AA     AP   FORWARD OBSERVER                    77  $   193.00  $   14,861.00
0419AA     AP   NIGHT VISION                        90  $   785.00  $   70,650.00
0420AA     AP   OPERATIONS AND MAINTENANCE MANUALS  80  $   110.00  $    8,800.00
0421            ON-SITE TRAINING
0421AA     AP   Parris Island SC                     1  $ 4,604.00  $    4,604.00
0421AB     AP   San Diego CA                         1  $ 6,054.00  $    6,054.00
0421AC     AP   Quantico VA                          1  $ 5,282.00  $    5,282.00
0421AD     AP   Camp Pendleton                       1  $ 5,945.00  $    5,945.00
0421AE     AP   Camp Legeune, NC                     1  $ 4,657.00  $    4,657.00
0421AF     AP   Camp SD Butler                       1  $ 9,492.00  $    9,492.00
0421AG     AP   29 Palms CA                          1  $ 5,875.00  $    5,875.00
0421AH     AP   Kanahoe Bay HI                       1  $ 7,290.00  $    7,290.00
0421AJ     AP   Cherry Point NC                      1  $ 4,634.00  $    4,634.00
0421AK     AP   Yuma AZ                              1  $ 5,793.00  $    5,793.00
0421AL     AP   El Toro CA                           1  $ 6,136.00  $    6,136.00
0421AM     AP   Iwakuni Japan                        1  $ 9,492.00  $    9,492.00
0421AN     AP   Beaufort SC                          1  $ 4,604.00  $    4,604.00
0421AP     AP   Jacksonville NC                      1  $ 4,657.00  $    4,657.00
0421AQ     AP   Norfolk VA                           1  $ 5,115.00  $    5,115.00
0421AR     AP   Quantico VA                          1  $ 5,282.00  $    5,282.00
0433            Extra day ON-SITE TRAINING
0443AA     AP   Parris Island SC                     1  $ 1,363.00  $    1,363.00
0443AB     AP   San Diego CA                         1  $ 1,485.00  $    1,485.00
0443AC     AP   Quantico VA                          1  $ 1,375.00  $    1,375.00
0443AD     AP   Camp Pendleton                       1  $ 1,439.00  $    1,439.00
0443AE     AP   Camp Legeune, NC                     1  $ 1,338.00  $    1,338.00
0443AF     AP   Camp SD Butler                       1  $ 1,729.00  $    1,729.00
0443AG     AP   29 Palms CA                          1  $ 1,417.00  $    1,417.00
0443AH     AP   Kanehoe Bay HI                       1  $ 1,637.00  $    1.637.00
0443AJ     AP   Cherry Point NC                      1  $ 1,338.00  $    1,338.00
0443AK     AP   Yuma AZ                              1  $ 1,337.00  $    1,337.00
0443AL     AP   El Toro CA                           1  $ 1,558.00  $    1,558.00
0443AM     AP   Iwakuni Japan                        1  $ 1,729.00  $    1,729.00
0443AN     AP   Beaufort SC                          1  $ 1,363.00  $    1,363.00
0443AP     AP   Jacksonville NC                      1  $ 1,338.00  $    1,338.00
0443AQ     AP   Norfolk VA                           1  $ 1,488.00  $    1,488.00
0443AR     AP   Quantico VA                          1  $ 1,375.00  $    1,375.00
                                                       Subtotal     $5,842,731.00

                                                     ATTACHMENT "A", Page 3 of 3

                                                                M67854-94-C-2014
                                                                     Mod. P00042
                                                                     ====

Delivery 17D, 16 July 1996

Ship to:

Commanding General
ATTN: Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC 28542-0004

DODAAC: M93177

POC Mr. Ed Gavre
(910) 451-3281

CLIN     QTY  DESCRIPTION
----     ---  --------------
0200AD     7  ISMT Base Unit
0201AA     7  Training Video
0202AA    28  M-16
0203AF    25  M-9
0303AA     3  M-9
0204AC     0  Shot Gun
0205AA     7  M-249 SAW
0306AA    14  M240G
0207AD     7  SMAW
0208AA    14  AT-4
0209AA     7  MK-19
0310AA     7  M-2
0111AF     7  M203
0212AB     0  MP5
0218AA     7  FO
0219AE     7  Night Vision
0320AA     7  O&M Manuals
0122AC     2  Toolset
217AA      7  Shoot Back
0228AA     2  Adapter Kit




                                                                  ATTACHMENT "B"

Delivery 17E, 16 July 1996

Ship to:

Commanding General
ATTN: TAVSC
Bldg 1333, Marine Corps Base
Camp Pendleton, CA 92055-5000

DODAAC: M33062

POC GySgt Hotard
(619) 725-6139

CLIN        QTY          Description
                         ===========

0200AC        5          ISMT Base U
0201AA        5          Training Video
0102AG       20          M-16
0203AE       20          M-9
0204AA        0          Shot Gun
0205AA        5          M-249 SAW
0306AA       10          M240G
0207AD        5          SMAW
0208AA        5          AT-4
0109AE        5          MK-19
0210AD        5          M-2
0111AF        5          M203
0211AC        0          M203
0212AB        0          MP5
118AD         1          FO
0218AA        4          FO
0219AD        5          Night Vision
0220AD        5          O&M Manuals
0222AA        2          Toolset
0117AE        5          Shoot Back
0228AA        2          Adapter Kit

Delivery 18A, 15 August 1996

Ship to:

Inspector-Instructor
Co A 1stBn 25th Mar 4th Mar Div
MCRTC Topsham Annex
Topsham ME 04086-1198

DODAAC: M14212

POC SSgt Clark
(207) 921-2337

CLIN         QTY              Description
                              ===========

0100AD         1              ISMT Base U
0101AD         1              Training Video
0102AG         4              M-16
0203AD         4              M-9
0104AD         0              Shot Gun
0105AG         1              M-249 SAW
0206AC         2              M240G
0107AC         2              SMAW
0108AC         1              AT4
0108AF         1              AT-4
0111AF         1              M203
0118AC         1              FO
0119AD         1              Night Vision
0220AB         1              O&M Manuals

Delivery 18B, 15 August 1996

Ship to:

Commanding Officer
B Co 1st Bn 25th Mar 4th Mar Div
25 Constitution Drive
Bedford NH 03110-6000

DODAAC: M14218

POC SSgt Goulait
(603) 472-7231

CLIN        QTY               Description
                              ===========

0100AD        1               ISMT Base U
0101AD        1               Training Video
0102AG        4               M-16
0203AD        4               M-9
0104AD        0               Shot Gun
0105AG        1               M-249 SAW
0206AC        2               M240G
0107AC        2               SMAW
0108AC        0               AT4
0108AF        2               AT-4
0111AF        1               M203
0118AC        1               FO
0119AD        1               Night Vision
0220AB        1               O&M Manuals

Delivery 18C, 15 August 1996

Ship to:

Commanding Officer
C Co 1st Bn 25th Mar 4th Mar Div
One Linsley Drive NMCRC
Plainville CT 06062-2918

DODAAC: M14214

POC GySgt Erickson
(203) 747-1643

CLIN          QTY                Description
                                 ==============

0100AD          1                ISMT Base U
0101AD          1                Training Video
0102AG          4                M-16
0203AD          4                M-9
0104AD          0                Shot Gun
0105AG          1                M-249 SAW
0206AC          2                M-2406
0107AC          2                SMAW
0108AC          0                AT4
0108AF          2                AT-4
0111AF          1                M203
0118AC          1                FO
0119AD          1                Night Vision
0220AB          1                O&M Manuals

Delivery 18D, 15 August 1996

Ship to:

Commanding Officer
1 Co 3rdBn 25th Mar 4th Mar Div
3 Porter Ave NMCRC
Buffalo NY 14201-1095

DODACC: M14216

POC SSgt Johnson
(716) 885-6529

CLIN           QTY            Description
                              ===========

0100AD           1            ISMT Base U
0101AD           1            Training Video
0102AG           4            M-16
0203AD           4            M-9
0104AD           0            Shot Gun
0105AG           1            M-249 SAW
0206AC           2            M240G
0107AC           2            SMAW
0108AC           0            AT4
0108AF           2            AT-4
0111AF           1            M203
0118AC           1            FO
0119AD           1            Night Vision
0220AB           1            O&M Manuals

Delivery 18E, 15 August 1996

Ship to:

Commanding Officer
HQ Svc Co 8th Tank Bn 4th Mar Div
439 Paul Road MCRC
Rochester NY 14624-4790

DODAAC: M21401

POC SSgt Fitzpatrick
(716) 247-8330

CLIN        QTY         Description
                        ===========

0100AC        1         ISMT Base U
0101AD        1         Training Video
0102AD        2         M-16
0102AE        4         M-16
0203AD        4         M-9
0104AC        0         Shot Gun
0105AG        1         M-249 SAW
0106AC        1         M240G
0108AC        2         AT-4
0111AD        1         M203
0118AC        1         FO
0119AD        1         Night Vision
0220AB        1         O&M Manuals

Delivery 18F, 15 August 1996

Ship to:

Commanding Officer
HQ Svc Co 2nd Bn 25th Mar 4th Mar Div
605 Stewart Ave MCRTC
Garden City NY 11530-4761

DODAAC: M14221

POC SSgt Bryant
(516) 228-5671

CLIN              QTY             Description
                                  ===========

0100AC              1             ISMT Base U
0101AD              1             Training Video
0102AG              4             M-16
0203AD              4             M-9
0104AD              0             Shot Gun
0105AG              1             M-249 SAW
0206AC              2             M240G
0108AF              2             AT-4
0109AF              2             MK-19
0210AC              2             M-2
0111AF              1             M203
0118AC              1             FO
0119AD              1             Night Vision
0220AB              1             O&M Manuals
0122AB              1             Toolset

Delivery 18G, 15 August 1996

Ship to

Commanding General
ATTN: Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC 28542-0004

DODAAC: M93177

POC Mr. Ed Gavre
(910) 451-3281

CLIN                 QTY            Description
                                    ===========

0200AC                 5            ISMT Base Unit
0200AD                 1            ISMT Base Unit
0201AA                 6            Training Video
0102AG                20            M-16
0202AA                 4            M-16
0202AE                20            M-9
0303AA                 4            M-9
0104AD                 0            Shot Gun
0105AG                 5            M-249 SAW
0205AA                 1            M-249 SAW
0306AA                11            M240G
0406AA                 1            M240G
0207AD                 6            SMAW
0208AA                 6            AT-4
0109AE                 5            MK-19
0209AA                 1            MK19
0210AD                 5            M-2
0310AA                 1            M-2
0111AF                 5            M203
0211AD                 1            M203
0212AA                 0            MP5
0118AD                 5            FO
0218AA                 1            FO
0219AD                 5            Night Vision
0219AE                 1            Night Vision
0220AD                 5            O&M Manuals
0320AA                 1            O&M Manuals
222AA                  2            Toolset
0117AE                 5            Shoot Back
0217AA                 1            Shoot Back
0128AA                 1            Adapter Kit
0128AC                 1            Adapter Kit

Delivery 18H, 15 August 1996

Ship to:

Commanding General
ATTN: TAVSC
Bldg 1333, Marine Corps Base
Camp Pendleton, CA 92055-5000

DODAAC: M33062

POC GySgt Hotard
(619) 725-6139

CLIN           QTY      DESCRIPTION
----          ---      --------------

0200AD           9      ISMT Base Unit
0201AA           9      Training Video
0202AA          36      M-16
0303AA          36      M-9
0204AC           0      Shot Gun
0205AA           9      M-249 SAW
0306AC           1      M240G
0207AD           9      SMAW
0208AA           9      AT-4
0209AA           9      MK-19
0210AD           4      M-2
0310AA           5      M-2
0211AD           9      M203
0212AB           0      MP5
0218AA           9      FO
0219AE           9      Night Vision
0220AB           3      O&M Manuals
0320AA           6      O&M Manuals
0122AC           3      Toolset
0117AE           9      Shoot Back
0228AA           3      Adapter Kit

Additional desired quantities:

0306AC          17      M2406

Delivery 18I 15 August 1996

Ship to:

Commanding General
Traffic Management Office
ATTN: TAVSC Bldg 651
Marine Corps Recruit Depot
Parris Island, SC 29905-9001

DODAAC: M32001

POC Sgt. Jones
(803) 525-2266

CLIN             QTY       Description
                           ===========

0200AD             2       ISMT Base Unit
0201AA             2       Training Video
0102AG             8       M-16
0202AA             0       M-16
0303AD             8       M-9
0204AC             0       Shot Gun
0205AA             2       M-249 SAW
0306AA             0       M240G
0207AD             1       SMAW
0208AA             1       AT-4
0109AE             2       MK-19
0209AF             0       MK-19
0210AD             2       M-2
0111AF             2       M203
0211AA             0       M203
0211AC             0       M203
0211AE             0       M203
0212AB             0       MP5
0218AA             2       FO
0219AD             2       Night Vision
0219AE             0       Night Vision
0220AD             2       O&M Manuals
0220AE             0       O&M Manuals

Additional desired quantities

0306AA             4       M240G

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
   P00043
--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See block 16C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER      CODE      M67854
                                -------------
ATTN CODE CTQ 2LC, MARCORSYSCOM
2033 BARNETT AVE, SUITE 315
QUANTICO VA 22134-5010
ATTN: LISA CAMPBELL   703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)          CODE       S1103A
                                                        -------------
DCMAO ATLANTA
ATTN DCMDS-GAACA
805 WALKER STREET
MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC          (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE GA 30174-2806


TIN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2014
   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994

--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                             ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                 IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
 X   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and
    return   copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to correst an administrative error in Modification P00042. Accordingly, the above numbered contract is modified as follows:

1. In Attachment "B" to Modification P00042, USMC Delivery #18H is canceled in its entirety and replaced with a new USMC Delivery #18H provided as an attachment to this modification.

2.  As a result of this modification, there is no chnage in contract price.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, DIRECTOR OF PROGRAMS
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       18 June 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      6-18-96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00043

USMC Delivery 18H, 15 August 1996

Ship to:

Commanding General
ATTN: TAVSC
Bldg 1333, Marine Corps Base
Camp Pendleton, CA 92055-5000

DODAAC: M33062

POC GySgt Hotard
(619) 725-6139

CLIN        QTY  DESCRIPTION
----        ---  --------------
0200AD        4  ISMT Base Unit
0201AA        4  Training Video
0202AA       16  M-16
0303AA       26  M-9
0204AC        0  Shot Gun
0205AA        4  M-249 SAW
0306AC        1  M240G
0207AD        4  SMAW
0208AA        4  AT-4
0209AA        4  MK-19
0210AD        4  M-2
0211AD        4  M203
0212AB        0  MP5
0218AA        4  FO
0219AE        4  Night Vision
0220AB        3  O&M Manuals
0320AA        1  O&M Manuals
0122AC        1  Toolset
0117AE        4  Shoot Back
0228AA        1  Adapter Kit

Additional desired quantities:

0306AC        7  M240G


                                                                      ATTACHMENT

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1. CONTRACT ID CODE


--------------------------------------------------------------------------------
PAGE OF PAGES
 1        3

--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.
    P00044

--------------------------------------------------------------------------------
3. EFFECTIVE DATE
   See Block 16C

--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.


--------------------------------------------------------------------------------
5. PROJECT NO. (If applicable)


--------------------------------------------------------------------------------
6. ISSUED BY COMMANDER  CODE      M67854
                             -------------
ATTN CODE CTQ 2LC, MARCORSYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
ATTN: LISA CAMPBELL  703-784-5822 ext. 225

--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than item 6)        CODE       S1103A
                                                     -------------
   DCMAO ATLANTA
   ATTN DCMDS-GAACA
   805 WALKER STREET
   MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

   FIREARMS TRAINING SYSTEMS INC          (770) 813-0180
   7340 MCGINNIS FERRY ROAD          FAX  (770) 813-0741
   SUWANEE GA 30174-2806


TIN: 57-0777-018    DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE)  76478       FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A. MODIFICATION OF CONTRACT/ORDER
        M67854-94-C-2016

   ---------------------------------------
   10B. DATED (See Item 13)
        4 AUGUST 1994
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     (  ) is extended, (  ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a)
By completing Items 8 and 15, and returning     copies of the amendment; (b) By
                                            ---
acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable.
--------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
            IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      BOB TERRY, CHIEF OPERATING OFFICER
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ Bob Terry
      --------------------------
 BY   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       22 July 96

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /S/ Ellen Simonoff
     ------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      23 Jul 96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00044

The purpose of this modification is to change the contract by:

1) incorporating changes and corrections into Section F-3, 2) scheduling training, and 3) changing the Project Officer. Accordingly, the above numbered contract is modified as follows:

1.  In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), the following
               --------------------------------------------
changes are hereby incorporated into the contract:

    a) USMC Delivery Schedule changes:

USMC Delivery #  Delete    Qty    Replace with:  Qty #
---------------  ------    ---    -------------  -----
12A       0004       1  0104AB             1
2         0106AA     1  0106AB             1
4         0008AA     2  0008AB             2
18F       0100AC     1  0100AF             1
15A       0101AA     1  0101AB             1
15A       0101AA     1  0101AD             1
15A       0105AC     1  0105AD             1
13        0106AA     1  0106AB             1
17A       0108AB     2  0108AF             2
13         0111AC    3  0111AD             3
16B       0111AC     2  0111AD             2
16C       0111AC     1  0111AD             1
16D       0111AC     2  0111AF             2
17A       01118AB    2  0118AD             2
17A       0119AA     2  0119AD             2
18G       0128AA     1  0128AB             1
18G       0128AC     1    0228             1
17A       0203AB     1  0203AA             1
17A       0203AB     3  0203AD             3
17A       0203AB     1  0203AF             1
17D       0203AE    19  0203AF             19
17E       0203AE    20  0203AF             20
17A       0207AA     2  0207AB             2
17D       0217AD     7  0111AF             7
18I       0218AA     2  0218AB             2
18H       0220AB     3  0220AD             3

          b. USMC Training changes: In Modification P00042, paragraph 2.d., the CLIN for training at Camp Lejeune, NC is corrected to read "0221AE" vice "0221AP".

          c. For any exercised CLIN for which no SubCLIN was established in Section B, the CLIN in Section B shall take precedence over Section F. If a SubCLIN appears in Section F where no SubCLIN was created in Section B, the alpha characters after the CLIN shall be considered deleted as a result of this

                                                    Modification 67854-94-C-2014
                                                             Modification P00044

modification. Invoices shall be submitted using the correct CLIN number established in Section B, and if the delivery is acceptable to the Government, the invoice shall be accepted and paid under the appropriate CLIN.

2.  The following training is hereby scheduled and incorporated into Section F-3
                                                                             ---
FAR 52.212-1 TIME OF DELIVERY (APR 1984):
----------------------------------------

SLINs             Location of Training         Dates of Training
----------------  ---------------------------  -----------------
0321AE, 0343AE    Camp Lejeune, NC             22-24 July 1996

0321AB, 0343AB    San Diego, CA                7-9 August 1996
                  (to be held at Camp
                  Pendleton)

0321AD, 0343AD    Camp Pendleton               10-12 September 1996

3. a. The delivery date is hereby extended from "16 July 1996" to "ON OR BEFORE 5 AUGUST 1996" or the following:

Delivery #        CLIN   Description            Qty
----------        ----   ===========            ===
17D               0306   M240G                  7
17E               0306   M240G                  7

          b. As consideration for the extension in paragraph 3.a. above, the parties agree to revise the delivery date for Delivery #18E, as shown in Modification P00042, from "15 August 1996" to "ON OR BEFORE 5 AUGUST 1996."

          c. The delivery location/ship address for Delivery #18E is hereby revised to the following:

             CG MARINE CORPS LOGISTICS BASE
             814 RADFORD BLVD
             (CODE 856-4)
             ALBANY GA 31704-5000
             ATTN: KENNETH O. KIBILKO
             WAREHOUSE 1331, DOOR 5 BAY 2
             DODAAC: M98850

             MARK FOR: WAREHOUSE 1331 ON OUTSIDE PACKING LABEL

4.  In Section E-3 Project Officer and Section G-2, paragraph (e), the Project
                   ---------------
Officer is hereby changed to:

     MAJOR BRADFORD COPPOCK    PHONE: (703) 784-3310 EXT. 249

5.  This modification results in no change in contract price.

6. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE

--------------------------------------------------------------------------------
PAGE OF PAGES
 1       14
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
        P00045
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
See block 16C
--------------------------------------------------------------------------------
4   REQUISITION/PURCHASE REQ. NO.
    M67654-96-C-ST005.47
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY: COMMANDER CODE      M67854
                                ------------
?CODE CTC 2LC, MANCORBYSCOM
2033 BARNETT AVE SUITE 315
QUANTICO VA 22134-5010
BUYER: LISA CAMPBELL  703-784-5822 ext 225

--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If Other Than Item 6)        CODE    S1103A
                                                       -------------
    DCKAO ATLANTA
    ATTN DCMOS-GAACA
    805 WALKER STREET
    MARIETTA GA 30060-2789

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

FIREARMS TRAINING SYSTEMS INC.         (770)813-0180
7340 MCGINNIS FERRY ROAD               FAX (770)813-0741
SUWANEE GA 30174-2806


TJN: 57-0777-018 DUNS #: 12-094-4665
--------------------------------------------------------------------------------
   CODE (CAGE) 76478   FACILITY CODE (CEC)
--------------------------------------------------------------------------------
(X) 9A. AMENDMENT OF SOLICITATION NO.
---
   ---------------------------------------
    9B. DATED (See Item 11)

   ---------------------------------------
 X 10A.    MODIFICATION OF CONTRACT/ORDER
        M67854-94-c-20214

   ---------------------------------------
   10B.    DATED (See Item 13)
        4 AUGUST 1994

--------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
( ) The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

     ( ) is extended, ( ) is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See paragraph 4 on page 2 of this modification.
--------------------------------------------------------------------------------
       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
           IT MODIFIES THE CONTRACT\ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 74 ARE MADE IN THE CONTRACT/ORDER NO. IN
          ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
--------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
     D.   OTHER (specify type of modification and authority)

--------------------------------------------------------------------------------
E.  IMPORTANT:            ( ) is not, (X) is required to sign this document and
    return 2 copies to the issuing office.
Contractor
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


See Attached


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     BOB TERRY, CHIEF OPERATING OFFICER
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ /Bob Terry
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

       2 Aug 1996

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      ELLEN SIMONOFF, UNITED STATES MARINE CORPS
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA


     /s/ Ellen Simonoff
     ----------------------------------
BY   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

        5 Aug 96
--------------------------------------------------------------------------------
NSN   7540-01-152-8070               30-105       STANDARD FORM 30  (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA

                                                                M67854-94-C-2014
                                                             Modification P00045

The purpose of this modification is to change the contract by: 1) reducing the quantity ordered under CLIN 0225, 2) revising ACRNs in Section B, 3) incorporating USMC Delivery #19 (Attachment "A") and replacing #18E (Attachment "B") into Section F-3, 4) revising the location and prices of SLINs 0321AC and 0343AC, 5) providing the training dates for SLINs 0321AC and 0343AC, and 6) reducing and re-adjusting funds. Accordingly, the above numbered contract is modified as follows:

1. In Modification P00042, Attachment "A", the exercise of CLIN 0225AA is reduced from a quantity of 22 by 10 to a new quantity of 12. As a result, the amount of CLIN 0225AA is decreased from $1,555,466.00 by $707,030.00 to a new amount of $848,436.00. The parties agree to a no cost cancellation of said exercised options and a total of 68 options under CLIN 0225 are still available for exercise until 30 September 1996.

For clarity in Section B, DELETE THE FOLLOWING:
                          ---------------------

ITEM      ACRN SUPPLIES/SERVICES    QTY  UNIT PRICE  AMOUNT
----      ---- -----------------    ---  ----------  ------
0225AA    AP   1ST BASE UNIT        10   ($70,703.00)($707,030.00)

2. In Modification P00042, as shown in attachment "A" to said modification, exercised CLINs 0225AA (see paragraph 1 above), 0403AA, 0406AA, and 0410AA shall be billed against ACRN "AU" vice ACRN "AP", and shall be revised in Section B to read as follows:

NOTE:  THESE ARE NOT NEW CLINS; CHANGE TO ACRN ONLY:
----------------------------------------------------

ITEM    ACRN  SUPPLIES/SERVICES      QTY     UNIT PRICE    AMOUNT
----    ----  -----------------      ---     ----------    ------
0225AA  AU    1ST BASE UNIT           12    $70,703.00   $  848,436.00

0403AA  AU    M9 PISTOL              225    $ 2,839.00   $  638,775.00
0406AA  AU    240G MACHINE GUN        75    $18,850.00   $1,413,750.00
0410AA  AU    M2.50 CAL MACHINE GUN  75 $13,007.00       $  975,525.00

3.  In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), the following
               --------------------------------------------
delivery schedules are provided as attachments:

     Attachment "A"  USMC Deliveries #19A through 19J
     Attachment "B" USMC Deliveries #18E (replaces 18E provided in Mod. P00042)

4. In Section B, SLINs 0321AC and 0343AC are hereby revised from Quantico, VA to Albany, GA, and as a result, the prices are revised for a total decrease of ($3,662.00) as follows:

                                                                M67854-94-C-2014
                                                             Modification P00045
(con't)
                                             PREVIOUS    NEW
ITEM       ACRN  SUPPLIES/SERVICES      QTY  UNIT PRICE  PRICE
----       ----  -----------------      ---  ----------  -----
0321AC     AP    On-site Training        1   $5,282.00   $2,419.00
                 (2 days)
                 Albany, GA
0343AC     AP    Extra day of training   1   $1,375.00   $  576.00
                 Albany, GA

                                                                M67854-94-C-2014
                                                             Modification P00045

5.   In Section F-3 FAR 52.212-1 TIME OF DELIVERY (APR 1984), SLINs 0321AC and
                --------------------------------------------
0343AC are hereby scheduled for training to occur in Albany, GA on 6-8 August 1996.

6. As a result of paragraphs 1, 2, and 4 above, funds are realigned in Section G-3 ACCOUNTING AND APPROPRIATION DATA, as follows:
-------------------------------------

AP 1761109 6445 031 00701 0 000027 2D 000000 644530066020
Doc. No. M9545096RC66020 (USMC)           decrease ($4,579,854.00)

AU 1761109 6445 031 00701 0 00027 2D 000000 644530066021
Doc. No. M9545096RC66021 (USMC)           increase $3,876,486.00

7.   A summary of funds obligated on contract are as follows:

===============================================================================
ACRN:            Funds previously           Amount increased or      Current
                 obligated on contract as   decreased ( ) by this    obligated
                 of Mod. P00042             Modification             amount on
                                                                     contract:
===============================================================================
AA               $11,300,715.00             $0                     $11,300,715.00

AB               $5,352,379.02              $0                     $ 5,352,379.02

AC               $1,053,650.00              $0                     $ 1,053,650.00

AD               $7,081,812.00              $0                     $ 7,082,529.00

AE               $244,200.00                $0                     $   244,200.00

AF               $655,281.00                $0                     $   655,281.00

AG               $4,641,907.00              $0                     $ 4,641,907.00

AH               $578,472.26                $0                     $   578,472.26

AJ               $994,824.00                $0                     $   994,824.00

AK               $30,000.00                 $0                     $    30,000.00

AL               $432,517.80                $0                     $   432,517.80

AM               $98,886.00                 $0                     $    98,886.00

AN               $1,142,479.00              $0                     $ 1,142,479.00

AP               $32,805,584.00            ($707,030.00)   para 1  $28,218,406.00
                                           ($3,876,486.00) para 2
                                           ($3,662.00)     para 4

AQ               $102,575.00                $0                     $103,575.00

AR               $84,894.00                 $0                     $84,894.00

AS               $54,662.00                 $0                     $54,662.00

AT               $16,410.00                 $0                     $16,410.00

AU               $0                         $3,876,486.00          $ 3,876,486.00

TOTAL AMOUNT:    $66,672,965.08            ($710,692.00)           $65,962,273.08
======================================================================================

                                                                M67854-94-C-2014
                                                             Modification P00045

8. As a result of this modification, the total contract firm-fixed price is hereby decreased from $64,863,732.08 (as last revised in Modification P00042) by ($710,692.00) to a new total contract firm-fixed price of $64,153,040.08.

9. ALL OTHER TERMS AND CONDITIONS OF CONTRACT M67854-94-C-2014 SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

Delivery 19A, 16 September 1996

Ship to:

Commanding Officer
Weapons Co 3/25
1600 Lafeyette Avenue
Moundsville, WV 26041-2347

DODAAC:         M53260

POC:            GySgt Holpp
PHN:  (304) 845-2790/2662

CLIN      QTY  DESCRIPTION

0200AD      1  ISMT Base Unit
               IST
0201AA      1  Training Video
0102AG      4  M-16A2
0203AD      3  M-9
0203AF      1  M-9
            0  Shotgun
0105AG      1  M-249 SAW
0106AA      1  M240G
0206AA      1  M240G
0107AC      1  SMAW
0208AC      1  AT-4
0109AE      1  MK-19
0210AD      1  M-2
0211AD      1  M203
            0  MP-5
0218AD      1  FO
0219AE      1  Night Vision
0320        1  O&M Manual
            0  Toolset
            0  Shoot Back
            0  Adapter Kit
            0  CLIFT 81MM
            0  CLIFT 60MM

0221BE 2 DAYS  On-site training during month of October 1996
                                                                  ATTACHMENT "A"

Delivery 19B, 16 September 1996

Ship to:

Commanding Officer
K Co. 3/25
800 Dan Street
Akron, OH  44310-3986

DODAAC:  M14234

POC:                     1stSgt Criswell
PHN:                                                      (330) 376-9722/1966

CLIN         QTY        DESCRIPTION

0200AD       1          ISMT Base Unit
                        IST
0201AC       1          Training Video
0102AG       4          M-16A2
0203AF       2          M-9
0303         2          M-9
             0          Shotgun
0105AG       1          M-249 SAW
0206AA       2          M240G
0107AC       1          SMAW
0208AC       1          AT-4
0109AE       1          MK-19
0210AD       1          M-2
0211AD       1          M203
             0          MP-5
0218AD       1          FO
0219AC       1          Night Vision
0320         1          O&M Manual
             0          Toolset
             0          Shoot Back
             0          Adapter Kit
             0          CLIFT 81MM
             0          CLIFT 60MM

0221BK       2 DAYS On-site Training during month of October 1996

Delivery 19C, 16 September 1996

Ship to:

Commanding Officer
L Co. 3/25
85 N Yearling Road
Columbus, OH 43213-1398

DODAAC:  M14236

POC:  GySgt Blosser
PHN:  (614) 235-8664/8665

CLIN       QTY  DESCRIPTION

0200AD     1    ISMT Base Unit
                IST
0201AC     1    Training Video
0102AG     4    M-16A2
0303       4    M-9
           0    Shotgun
0105AG     1    M-249 SAW
0206AB     2    M240G
0107AC     1    SMAW
0208AC     1    AT-4
0109AE     1    MK-19
0210AD     1    M-2
0211AD     1    M203
           0    MP-5
0218AD     1    FO
0219AE     1    Night Vision
0320       1    O&M Manual
           0    Toolset
           0    Shoot Back
           0    Adapter Kit
           0    CLIFT 81MM
           0    CLIFT 60MM

0221BK     2 DAYS On-site Training during month of October 1996

Delivery 19D, 16 September 1996

Ship to:

Commanding Officer
HQ BTRY 3/14
2838-98 Woodhaven Blvd
Philadelphia, PA 19154-1699

DODAAC:   M14330

POC:  SSgt Canty
PHN:  (215) 934-6555

CLIN:      QTY  DESCRIPTION

0200AD     1    ISMT Base Unit
                IST
0201AC     1    Training Video
0102AG     4    M-16A2
0303       4    M-9
           0    Shotgun
0105AG     1    M-249 SAW
0206AB     1    M-2406 SAW
0107AC     1    SMAW
0208AF     1    AT-4
0109AE     1    MK-19
0210AD     1    M-2
0211AD     1    M203
           0    MP-5
0218AD     1    FO
0219AE     1    Night Vision
0320       1    O&M Manual
           0    Toolset
           0    Shoot Back
           0    Adapter Kit
           0    CLIFT 81MM
           0    CLIFT 60MM

0221BE 2 DAYS  On-site training during month of October 1996

Delivery 19E, 16 September 1996

Ship to:

Commanding Officer
HQ 4TH CEB
7000 Hamlet & Chelsea Ave.
Baltimore, MD  21234-7499

DODACC:  M14400

POC: Sgt. Jackson
PHN: (410) 444-6200

CLIN     QTY    Description
0200AD     1    ISMT Base Unit
                IST
0201AC     1    Training Video
0102AG     4    M-16A2
0303       4    M-9
           0    Shotgun
0105AG     1    M-249 SAW
0206AB     2    M240G
0107AC     1    SMAW
0108AF     1    AT-4
0109AE     1    MK-19
0210AD     1    M-2
0211AD     1    M203
           0    MP-5
0218AD     1    FO
0219AE     1    Night Vision
0320       1    O&M Manual
           0    Toolset
           0    Shoot Back
           0   Adapter Kit
           0   CLIFT 81MM
           0   CLIFT 60MM

0221BF    2 DAYS On-site Training during month of October 1996.

Delivery 19F, 16 September 1996

Ship to:

Commanding General
G-3T (ATTN: LtCol Knobel)
Marine Corps Recruit Depot
Eastern Recruiting Region
Parris Island, SC  29905-8001

DODAAC:  M32001

POC:  LtCol Knobel
PHN:  (803) 525-2458

CLIN   QTY  DESCRIPTION

0200AD   1  ISMT Base Unit
            IST
0201AC   1  Training Video
0102AG   4  M-16A2
0303     4  M-9
         0  Shotgun
0105AG   1  M-249 SAW
            M240G
0107AC   1  SMAW
0108AF   1  AT-4
0109AE   1  MK-19
0210AD   1  M-2
0211AD   1  M203
         0  MP-5
0218AD   1  FO
0219AE   1  Night Vision
0320     1  O&M Manual
0122AC   1  Toolset
         0  Shoot Back
         0  Adapter Kit
         0  CLIFT 81MM
         0  CLIFT 60MM

0321AA   1  On-site Training during month of October 1996
0343AA   1  Extra day On-site Training during month of
            October 1996

Delivery 19G, 16 September 1996

Ship to:

Commanding General
Marine Barracks
8TH and I Streets
Washington, DC  20390-5000

DODAAC:  M54900

POC: Sgt Mulholland
PHN:  (202) 433-4492

CLIN    QTY  DESCRIPTION

0100AF    1  ISMT Base Unit
             IST
0201AF    1  Training Video
0102AG    4  M-16A2
0303      4  M-9
          0  Shotgun
0105AG    1  M-249 SAW
             M240G
0207AB    1  SMAW
0108AF    1  AT-4
0209      1  MK-19
0210AD    1  M-2
0211AD    1  M203
          0  MP-5
0218AD    1  FO
0219AE    1  Night Vision
0320      1  O&M Manual
          0  Toolset
          0  Shoot Back
          0  Adapter Kit
          0  CLIFT 81MM
          0  CLIFT 60MM

          0  On-site Training during month of October 1996
          0 Extra day On-site Training during month of October 1996

Delivery 19H, 16 September 1996

Ship to:

Commanding Officer
S-30PS (Attn: Capt. Oster)
HQBN HQMC
Henderson Hall
Arlington, VA  22214-5000

DODAAC:   M54005

POC: Capt Oster
PHN: (703) 614-3639

CLIN   QTY         DESCRIPTION

0100AF  1  ISMT Base Unit
           IST
0201AA  1  Training Video
0102AG  4  M-16A2
0303    4  M-9
        0  Shotgun
0105AG  1  M-249 SAW
           M240G
0207AB  1  SMAW
0108AF  1  AT-4
0209    1  MK-19
0210AD  1  M-2
0211AD  1  M203
        0  MP-5
0218AD  1  FO
0219AE  1  Night Vision
0320    1  O&M Manual
        0  Toolset
        0  Shoot Back
        0  Adapter Kit
        0  CLIFT 81MM
        0  CLIFT 60MM

        0  On-site Training during month of October 1996
        0 Extra day On-site Training during month of October 1996

Delivery 19I, 16 September 1996

Ship to:

Traffic Management Office
M/F Training Support Division
PSC Box 20004
Marine Corps Base
Camp Lejeune, NC 28542-0004

DODAAC:  M93177

POC:  Mr. Ed Gavre
PHN:   (910) 451-3218/2371

CLIN   QTY    DESCRIPTION

0100AF  1     ISMT Base Unit
0200AA  3     ISMT Base Unit
0200AD  3     ISMT Base Unit
0200AC  2     ISMT Base Unit
              IST
0201AA  1     Training Video
0201AA  8     Training Video
0102AG  7     M-16A2
0102AG 29     M-16A2
0303   36     M-9
        0     Shotgun
0105AG  4     M-249 SAW
0105AE  3     M-249 SAW
0105AG  2     M-249 SAW
              M24OG
              M240G
0207AB  3     SMAW
0307    6     SMAW
0108AF  8     AT-4
0208AC  1     AT-4
0209    9     MK-19
0210AD  9     M-2
0211AD  9     M203
        0     MP-5
0218AD  9     FO
0319    9     Night Vision
0320    9     O&M Manual
0122AC  1     Toolset
0122AD  1     Toolset
0122AE  1     Toolset
        0     Shoot Back
        0     Adapter Kit
        0     CLIFT 81MM
        0     CLIFT 60MM
0321AE  1     On-site Training during month of October 1996
0343AE  1     Extra day On-site Training during month of
              October 1996

Delivery 19J, 16 September 1996

Ship to:

Commanding General
4th Marine Division
FMF, USMC
4400 Dauphine Street
New Orleans, LA 70146-5400

DODAAC:    M26381

POC:   Maj. Elwing
PHN:  (504) 678-1235

CLIN    QTY         DESCRIPTION

0200AC   1      ISMT Base Unit
                IST
0201AA   1      Training Video
0102AG   4      M-16A2
0303     4      M-9
         0      Shotgun
0105AD   1      M-249 SAW
                M-240G
0307     1      SMAW
0208AC   1      AT-4
0209     1      MK-19
0210AD   1      M-2
0211AD   1      M203
         0      MP-5
0218AD   1      FO
0219AE   1      Night Vision
0320     1      O&M Manual
         0      Toolset
         0      Shoot Back
         0      Adapter Kit
         0      CLIFT 81MM
         0      CLIFT 60MM

0221BD  2 DAYS On-Site Training during month of October 1996

Delivery 18E, 5 August 1996

Ship to:

CG Marine Corps Logistics Bases
814 Radford Blvd
(Code 856-4)
Albany, GA 31704-8000

DODAAC: M98850

POC Kenneth O. Kibilko
(912) 439-5494

CLIN      QTY     DESCRIPTION

0100AC     1      ISMT Base Unit
0101AD     1      Training Video
0102AD     2      M-16
0102AE     2      M-16
0203AD     4      M-9
0104AC     0      Shot Gun
0105AG     1      M-249 SAW
0106AC     2      M240G
0108AC     1      AT-4
0111AD     1      M203
0118AC     1      FO
0119AD     1      Night Vision
0220AB     1      O&M Manuals
0209       1      MK-19
0210AD     1      M-2
0307       1      SMAW
           0      Tool Set
           0      Shoot Back
           0      Adapter Kit
           0      CLIFT 81MM
           0      CLIFT 60MM
                                                                  ATTACHMENT "B"